As filed with the Securities and Exchange Commission on July 29, 2005
                       Registration No. 33-00488/811-04416


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                         POST-EFFECTIVE AMENDMENT NO. 75                     [X]

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

                                Amendment No. 76                             [X]

                                 Allegiant Funds
                        (formerly known as ARMADA FUNDS)
               (Exact Name of Registrant as Specified in Charter)

                                 760 Moore Road
                       King of Prussia, Pennsylvania 19406
                    (Address of Principal Executive Offices)

                         Registrant's Telephone Number:
                                 1-800-622-3863

                             Audrey C. Talley, Esq.
                           DRINKER BIDDLE & REATH LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996
                     (Name and Address of Agent for Service)

                                    Copy to:
                            Ronald L. Weihrauch, Esq.
                            National City Corporation
                          200 Public Square, 5th Floor
                              Cleveland, Ohio 44114

It is proposed that this filing will become effective (check appropriate box):

         [ ] immediately upon filing pursuant to paragraph (b)

         [ ] on (date) pursuant to paragraph (b)

         [ ] 60 days after filing pursuant to paragraph (a)(1)

         [X] on October 1, 2005 pursuant to paragraph (a)(1)

         [ ] 75 days after filing pursuant to paragraph (a)(2)

         [ ] on October 1, 2005 pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                           ALLEGIANT FUNDS PROSPECTUS
                           A, B AND C SHARES (RETAIL)


                                 OCTOBER 1, 2005


                                  EQUITY FUNDS
                            INTERNATIONAL EQUITY FUND
                           LARGE CAP CORE EQUITY FUND
                              LARGE CAP GROWTH FUND
                              LARGE CAP VALUE FUND
                               MID CAP GROWTH FUND
                               MID CAP VALUE FUND
                               S&P 500 INDEX FUND
                               SMALL CAP CORE FUND
                              SMALL CAP GROWTH FUND
                              SMALL CAP VALUE FUND

                             ASSET ALLOCATION FUNDS
                           AGGRESSIVE ALLOCATION FUND
                            BALANCED ALLOCATION FUND
                          CONSERVATIVE ALLOCATION FUND

                               FIXED INCOME FUNDS
                                    BOND FUND
                            GOVERNMENT MORTGAGE FUND
                             INTERMEDIATE BOND FUND
                           LIMITED MATURITY BOND FUND
                           TOTAL RETURN ADVANTAGE FUND
                              ULTRA SHORT BOND FUND

                               TAX FREE BOND FUNDS
                        INTERMEDIATE TAX EXEMPT BOND FUND
                    MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
                     OHIO INTERMEDIATE TAX EXEMPT BOND FUND
                  PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]
ALLEGIANT(R)
    FUNDS
WWW.ALLEGIANTFUNDS.COM

                               INVESTMENT ADVISER
                                 ALLEGIANT ASSET
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS

EFFECTIVE JUNE 13, 2005, THE ARMADA FUNDS WERE RENAMED THE ALLEGIANT FUNDS ("ALLEGIANT") AND THE INVESTMENT ADVISER TO ALLEGIANT, NATIONAL CITY INVESTMENT MANAGEMENT COMPANY, CHANGED ITS NAME TO ALLEGIANT ASSET MANAGEMENT COMPANY (THE "ADVISER"). PLEASE NOTE THAT THESE NAME CHANGES DID NOT RESULT IN A CHANGE TO THE INVESTMENT OBJECTIVE OF ANY INVESTMENT PORTFOLIO OF ALLEGIANT (EACH, A "FUND," COLLECTIVELY, THE "FUNDS") OR ANY FUND'S TICKER SYMBOL.

Allegiant is a mutual fund family that offers different classes of shares in separate Funds. The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about Class A, Class B and Class C Shares of the Funds before investing. Allegiant also offers Class A, Class B and Class C Shares of Allegiant money market funds in a separate prospectus. To obtain more information on Allegiant, visit us on-line at WWW.ALLEGIANTFUNDS.COM or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

                                                                            PAGE


ALLEGIANT INTERNATIONAL EQUITY FUND............................................2
ALLEGIANT LARGE CAP CORE EQUITY FUND...........................................7
ALLEGIANT LARGE CAP GROWTH FUND...............................................10
ALLEGIANT LARGE CAP VALUE FUND................................................13
ALLEGIANT MID CAP GROWTH FUND.................................................16
ALLEGIANT MID CAP VALUE FUND..................................................19
ALLEGIANT S&P 500 INDEX FUND..................................................22
ALLEGIANT SMALL CAP CORE FUND.................................................25
ALLEGIANT SMALL CAP GROWTH FUND...............................................27
ALLEGIANT SMALL CAP VALUE FUND................................................30
ALLEGIANT AGGRESSIVE ALLOCATION FUND..........................................42
ALLEGIANT BALANCED ALLOCATION FUND............................................48
ALLEGIANT CONSERVATIVE ALLOCATION FUND........................................53
ALLEGIANT BOND FUND...........................................................62
ALLEGIANT GOVERNMENT MORTGAGE FUND............................................66
ALLEGIANT INTERMEDIATE BOND FUND..............................................70
ALLEGIANT LIMITED MATURITY BOND FUND..........................................74
ALLEGIANT TOTAL RETURN ADVANTAGE FUND.........................................78
ALLEGIANT ULTRA SHORT BOND FUND...............................................82

ALLEGIANT INTERMEDIATE TAX EXEMPT BOND FUND...................................92
ALLEGIANT MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND...........................96
ALLEGIANT OHIO INTERMEDIATE TAX EXEMPT BOND FUND.............................100
ALLEGIANT PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND......................104
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES.......................111
MORE INFORMATION ABOUT FUND INVESTMENTS......................................120
INVESTOR PROFILES............................................................121
INVESTMENT ADVISER, SUB-ADVISER AND INVESTMENT TEAMS.........................124
PURCHASING, SELLING AND EXCHANGING FUND SHARES...............................134
DIVIDENDS AND TAXES..........................................................155
FINANCIAL HIGHLIGHTS.........................................................159

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.


Each Fund has its own investment goal and strategies for reaching that goal. The Adviser manages the investments of each Fund. Allegiant Investment Counselors, Inc. ("Investment Counselors" or the "Sub-Adviser") serves as sub-adviser to the Allegiant Small Cap Core Fund. The Adviser, with the assistance of the Sub-Adviser in the case of the Allegiant Small Cap Core Fund, invests Fund assets in a way that it believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's and Sub-Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.


Each Fund's performance is compared to the performance of one or more benchmark indices. Except for the S&P 500 Index Fund, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

The Adviser evaluates the risks and rewards presented by all securities purchased by a Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate. No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any government agency.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY FUNDS

ALLEGIANT INTERNATIONAL EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                       Capital appreciation

PRINCIPAL INVESTMENT STRATEGY         Investing in common stocks of issuers
                                      located in at least three foreign
                                      countries

PRINCIPAL RISKS                       Market risk, foreign risk, multi-national
                                      companies risk, country risk, active
                                      trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant International Equity Fund's investment objective is to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of foreign issuers. The Fund invests in securities that are tied economically to a number of countries throughout the world. The Fund focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index. The MSCI EAFE Index is an unmanaged index which represents the performance of close to 1,000 equity securities of companies located in those regions. The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets. More than 10% of the Fund's assets may be invested in the equity securities of issuers located in the same country.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.


The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index.


Within foreign markets, the Adviser buys and sells securities using risk management software to select stocks that in the aggregate most closely match the stock characteristics and attributes by country within the MSCI EAFE Index. The Adviser may use derivative securities to implement the strategy. The Adviser also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund's investments in equity securities may include common stocks, American Depositary Receipts or other U.S. listings of foreign common stocks, and exchange traded funds, closed-end funds or stock index futures whose underlying value is derived from common stocks in foreign markets.


Futures contracts combined with investment in money market instruments and forward currency agreements are used to replicate broad market exposure in a particular index. The manager may use these instruments because they lower costs such as commissions, custody and foreign withholding or stamp taxes. These instruments are not used for the purpose of introducing leverage in the Fund.

The Fund may use exchange traded funds or closed-end funds to gain broad exposure to markets in a more efficient manner. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the Securities and Exchange Commission and the instrument's liquidity.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the Morgan Stanley Capital International Emerging Markets Index or the United Nations classifies as emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS


1998        1999      2000       2001        2002       2003        2004

19.53%      49.71%    -17.09%    -25.52%     -19.20%    32.59%      16.53%


Best Quarter               36.05%           (12/31/99)
Worst Quarter              -19.96%          (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was -2.94%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE MSCI EAFE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

----------------------------------------------------------------------------------------------------------------------
                                                                                                           DATE OF
CLASS A SHARES                                        1 YEAR           5 YEARS        SINCE INCEPTION     INCEPTION
----------------------------------------------------------------------------------------------------------------------
Allegiant International Equity Fund                                                                        8/1/97

   Returns Before Taxes                              10.16%            -6.14%              2.61%

   Returns After Taxes on Distributions               9.70%            -6.63%              2.21%

   Returns After Taxes on Distributions
   and Sale of Fund Shares                            6.60%            -5.31%              2.07%
----------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index(1)
(reflects no deduction for fees, expenses                                                                   Since
or taxes)                                            20.25%            -1.13%              3.56%           7/31/97
----------------------------------------------------------------------------------------------------------------------
                                                                                                           DATE OF
CLASS B SHARES                                        1 YEAR           5 YEARS        SINCE INCEPTION     INCEPTION
----------------------------------------------------------------------------------------------------------------------
Allegiant International Equity Fund                  10.73%            -6.04%              4.05%           1/6/98
----------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index(1)
(reflects no deduction for fees, expenses or                                                                Since
taxes)                                               20.25%            -1.13%              5.34%           12/31/97
----------------------------------------------------------------------------------------------------------------------
                                                                                                          DATE OF
CLASS C SHARES                                        1 YEAR           5 YEARS       SINCE INCEPTION     INCEPTION
----------------------------------------------------------------------------------------------------------------------
Allegiant International Equity Fund                  14.81%              N/A              -4.50%           1/5/00
----------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index(1)
(reflects no deduction for fees, expenses                                                                   Since
or taxes)                                            20.25%              N/A              -1.13%           12/31/99
----------------------------------------------------------------------------------------------------------------------


(1) The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged index comprising 21 MSCI country indices, representing developed markets outside of North America.

FUND FEES AND EXPENSES

See page 33 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT LARGE CAP CORE EQUITY FUND


FUND SUMMARY

INVESTMENT GOAL                       Capital appreciation

PRINCIPAL INVESTMENT STRATEGY         Investing in common stocks of large cap
                                      companies

PRINCIPAL RISKS                       Market risk, active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Large Cap Core Equity Fund's investment objective is to provide capital appreciation by blending value and growth investment styles. The investment objective may be changed without a shareholder vote.

The Fund's Adviser believes that the best approach to the large cap equity market is to employ a philosophy combining disciplined portfolio construction with flexible security selection. The Fund is generally a focused portfolio and is invested sector neutral to the S&P 500 Composite Stock Price Index, thus providing shareholders with a broad equity market exposure. A large portion of the Fund will be invested in companies with market capitalizations similar to the S&P 500 Composite Stock Price Index.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.


The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. The Adviser focuses on a combination of fundamental, technical, and sentiment factors to help identify appropriate investments for the Fund. Among the factors considered are the following: the quality of the company's management team; industry position; the company's business model; and historical growth rates. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more. The Fund notes that capitalizations of $3 billion to approximately $10 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS


1998       1999        2000        2001         2002         2003          2004

31.99%     19.72%      1.45%      -14.49%      -20.44%      26.69%        7.29%


Best Quarter               25.04%           (12/31/98)
Worst Quarter              -17.62%          (9/30/02)


The Fund's year-to-date total return for Class A Shares through June 30, 2005 was -0.84%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

-------------------------------------------------------------------------------------------------------------------------
                                                                                             SINCE           DATE OF
CLASS A SHARES                                               1 YEAR         5 YEARS        INCEPTION        INCEPTION
-------------------------------------------------------------------------------------------------------------------------
Allegiant Large Cap Core Equity Fund                                                                          8/1/97

   Returns Before Taxes                                       1.40%          -2.38%          5.03%

   Returns After Taxes on Distributions                       1.12%          -3.10%          4.17%

   Returns After Taxes on Distributions and
   Sale of Fund Shares                                        1.18%          -2.18%          4.05%
-------------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(1)
(reflects no deduction for fees, expenses or                                                                  Since
taxes)                                                       10.88%          -2.30%          4.83%           7/31/97
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                             SINCE           DATE OF
CLASS B SHARES                                               1 YEAR         5 YEARS        INCEPTION        INCEPTION
-------------------------------------------------------------------------------------------------------------------------
Allegiant Large Cap Core Equity Fund                          1.51%          -2.28%          5.11%             1/6/98
-------------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(1)
(reflects no deduction for fees, expenses or
taxes)                                                       10.88%          -2.30%          4.77%        Since 12/31/97
-------------------------------------------------------------------------------------------------------------------------
                                                                                             SINCE           DATE OF
CLASS C SHARES                                               1 YEAR         5 YEARS        INCEPTION        INCEPTION
-------------------------------------------------------------------------------------------------------------------------
Allegiant Large Cap Core Equity Fund                          5.45%            N/A          -1.59%           1/20/00
-------------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(1)
(reflects no deduction for fees, expenses or
taxes)                                                       10.88%            N/A          -1.31%         Since 1/31/00
-------------------------------------------------------------------------------------------------------------------------

(1) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

FUND FEES AND EXPENSES

See page 33 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT LARGE CAP GROWTH FUND


FUND SUMMARY

INVESTMENT GOAL                           Capital appreciation


PRINCIPAL INVESTMENT STRATEGY             Investing in growth-oriented common
                                          stocks of large cap companies

PRINCIPAL RISKS                           Market risk, active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Large Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without shareholder vote.

The Fund's Adviser believes that the best approach to the large cap equity market is to employ a philosophy combining disciplined portfolio construction with flexible security selection. The Fund is generally a focused portfolio and is invested sector neutral to the Russell 1000 Growth Index, thus providing shareholders with increased exposure to the growth areas of the equity market. A large portion of the Fund will be invested in companies with market capitalizations similar to the Russell 1000 Growth Index. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.


The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more. The Fund notes that capitalizations of $3 billion to approximately $10 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS


1995         1996       1997       1998       1999       2000       2001        2002        2003         2004
28.51%       19.98%     36.34%     28.74%     22.66%     -5.48%     -16.53%     -28.39%     19.75%       3.55%


Best Quarter               22.85%           (12/31/98)
Worst Quarter              -16.15%          (3/31/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2005 was -3.48%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE RUSSELL 1000 GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

---------------------------------------------------------------------------------------------------
CLASS A SHARES                                           1 YEAR         5 YEARS        10 YEARS
---------------------------------------------------------------------------------------------------
Allegiant Large Cap Growth Fund

   Returns Before Taxes                                  -2.16%          -7.92%          8.19%

   Returns After Taxes on Distributions                  -2.36%          -8.18%          6.71%

   Returns After Taxes on Distributions and
   Sale of Fund Shares                                   -1.17%          -6.60%          6.40%
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Russell 1000 Growth Index(1)
(reflects no deduction for fees,
expenses or taxes)                                        6.30%          -9.29%          9.59%
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                         SINCE          DATE OF
CLASS B SHARES                             1 YEAR        5 YEARS        10 YEARS       INCEPTION       INCEPTION
--------------------------------------------------------------------------------------------------------------------
Allegiant Large Cap Growth Fund           -2.21%         -7.85%           N/A            0.91%          1/6/98
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index(1)
(reflects no deduction for fees,                                                                         Since
expenses or taxes)                         6.30%         -9.29%           N/A            1.81%          12/31/97
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                         SINCE           DATE OF
CLASS C SHARES                             1 YEAR        5 YEARS        10 YEARS       INCEPTION        INCEPTION
--------------------------------------------------------------------------------------------------------------------
Allegiant Large Cap Growth Fund            1.79%           N/A            N/A           -6.91%          1/27/00
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index(1)
(reflects no deduction for fees,                                                                         Since
expenses or taxes)                         6.30%           N/A            N/A           -8.55%          1/31/00
--------------------------------------------------------------------------------------------------------------------

(1) The Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on market capitalization.


FUND FEES AND EXPENSES

See page 34 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT LARGE CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                           Capital appreciation


PRINCIPAL INVESTMENT STRATEGY             Investing in value-oriented common
                                          stocks of large cap companies

PRINCIPAL RISK                            Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Large Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded large capitalization equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.


In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer attractive value and improving dynamics. The Adviser generally seeks to invest in securities that trade at a significant discount to their intrinsic value and companies for which one or more identifiable, material positive change agents increase the probability of their outperformance. The Adviser generally sells a security when its price approaches intrinsic value, if it fails to perform as expected, or when continuing to hold it may violate portfolio risk constraints.


The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more. The Fund notes that capitalizations of $3 billion to approximately $10 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS


1995          1996       1997       1998      1999      2000       2001       2002         2003      2004
27.37%        17.89%     28.87%     9.77%     -0.25%    11.30%     -4.05%     -15.22%      26.78%    13.03%


Best Quarter               15.42%           (6/30/03)
Worst Quarter              -17.98%          (9/30/02)


The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 0.82%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE RUSSELL 1000 VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

-----------------------------------------------------------------------------------------------------------

CLASS A SHARES                                             1 YEAR           5 YEARS           10 YEARS
-----------------------------------------------------------------------------------------------------------
Allegiant Large Cap Value Fund
   Returns Before Taxes                                     6.80%            4.15%             9.44%
   Returns After Taxes on Distributions                     5.52%            3.26%             8.60%
   Returns After Taxes on Distributions
   and Sale of Fund Shares                                  5.05%            3.13%             8.05%
-----------------------------------------------------------------------------------------------------------
Russell 1000 Value Index(1)
(reflects no deduction for fees,
expenses or taxes)                                         16.49%            5.27%            13.83%
-----------------------------------------------------------------------------------------------------------

                                                                                                        SINCE           DATE OF
CLASS B SHARES                                           1 YEAR        5 YEARS        10 YEARS        INCEPTION        INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
Allegiant Large Cap Value Fund                            7.37%         4.27%            N/A             4.62%          1/6/98
-----------------------------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index(1)
(reflects no deduction for fees,                                                                                         Since
expenses or taxes)                                       16.49%         5.27%            N/A             6.99%          12/31/97
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        SINCE           DATE OF
CLASS C SHARES                                           1 YEAR        5 YEARS        10 YEARS        INCEPTION        INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
Allegiant Large Cap Value Fund                           11.32%          N/A             N/A             5.75%         1/27/00
-----------------------------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index(1)
(reflects no deduction for fees,                                                                                        Since
expenses or taxes)                                       16.49%          N/A             N/A             6.08%         1/31/00
-----------------------------------------------------------------------------------------------------------------------------------


(1) The Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES

See page 35 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT MID CAP GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                              Capital appreciation

PRINCIPAL INVESTMENT STRATEGY                Investing in growth-oriented common
                                             stocks of medium-sized companies

PRINCIPAL RISKS                              Market risk, active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Mid Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded mid cap equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with mid cap stock market capitalizations. In selecting investments for the Fund to buy and sell, the Adviser invests in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, sound and improving financial fundamentals and presently exhibit the potential for growth. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.


The Fund considers a mid-capitalization or "mid cap" company to be one that has a market capitalization at the time of purchase between $1 billion and $15 billion. The Fund notes that capitalizations of greater than approximately $8 billion are considered to be in the "large cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone Mid Capitalization Fund which was reorganized into the Allegiant Mid Cap Growth Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS


1995        1996       1997      1998      1999       2000      2001       2002        2003      2004
29.58%     18.53%     11.60%    11.04%    45.47%     -8.11%    -19.17%    -31.25%     33.68%    5.72%


Best Quarter                34.98%               (12/31/99)
Worst Quarter              -27.16%              (9/30/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2005 was -0.88%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE RUSSELL MIDCAP GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

----------------------------------------------------------------------------------------------
CLASS A SHARES                                      1 YEAR         5 YEARS        10 YEARS
----------------------------------------------------------------------------------------------
Allegiant Mid Cap Growth Fund
   Returns Before Taxes                              -0.15%        -7.37%           6.56%
   Returns After Taxes on Distributions              -0.15%        -9.12%           2.85%
   Returns After Taxes on
   Distributions and Sale of Fund
   Shares                                            -0.10%        -6.62%           4.13%
----------------------------------------------------------------------------------------------
Russell Midcap Growth Index(1)
(reflects no deduction for fees,                     15.48%        -3.36%          11.23%
expenses or taxes)
----------------------------------------------------------------------------------------------
CLASS B SHARES                                       1 YEAR        5 YEARS        10 YEARS
----------------------------------------------------------------------------------------------
Allegiant Mid Cap Growth Fund                        -0.12%        -7.22%           6.53%
----------------------------------------------------------------------------------------------
Russell Midcap Growth Index(1)
(reflects no deduction for fees,
expenses or taxes)                                   15.48%        -3.36%          11.23%
------------------------------------------------------------------------------------------------------------------------

                                                                                            SINCE          DATE OF
CLASS C SHARES                                      1 YEAR         5 YEARS     10 YEARS   INCEPTION       INCEPTION
------------------------------------------------------------------------------------------------------------------------
Allegiant Mid Cap Growth Fund                         4.00%          N/A          N/A       -10.67%         6/15/00
------------------------------------------------------------------------------------------------------------------------
Russell Midcap Growth Index(1)
(reflects no deduction for fees,                                                                             Since
expenses or taxes)                                   15.48%          N/A          N/A        -3.95%         5/31/00
------------------------------------------------------------------------------------------------------------------------


(1) The Russell Midcap Growth Index measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest U.S. companies among the largest 1,000 U.S. companies based on market capitalization.

FUND FEES AND EXPENSES

See page 35 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT MID CAP VALUE FUND


FUND SUMMARY

INVESTMENT GOAL                           Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY             Investing in value-oriented common
                                          stocks of mid cap companies

PRINCIPAL RISK                            Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Mid Cap Value Fund's investment objective is to provide long-term capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies that are considered to have mid cap stock market capitalizations. Companies meeting this criteria are ones that have a market capitalization between $1 billion and $15 billion at the time the Fund purchases the company's securities. The Fund notes that capitalizations of greater than approximately $8 billion are considered to be in the "large cap" range by some industry sources.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.


In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies trading at a discount to intrinsic value; traditionally these companies have price-to-sales, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when valuations rise above market averages. The Fund will not necessarily sell a security if the issuer no longer meets the market capitalization criteria stated above, so long as the security otherwise continues to meet investment criteria.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


Prior to March 1, 2004, the Fund invested in value-oriented common stocks of small cap and mid cap companies. Accordingly, performance information prior to March 1, 2004 reflects the results of the previous investment strategy.


The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.


CALENDAR YEAR TOTAL RETURNS


2003            2004

34.50%          21.11%


Best Quarter          16.95%          (6/30/03)
Worst Quarter         -3.96%          (3/31/03)


The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 4.36%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE RUSSELL MIDCAP VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

------------------------------------------------------------------------------------------------------------------
                                                                          SINCE                 DATE OF
CLASS A SHARES                                      1 YEAR              INCEPTION              INCEPTION
------------------------------------------------------------------------------------------------------------------
Allegiant Mid Cap Value Fund                                                                      7/1/02
   Returns Before Taxes                              14.48%               14.48%
   Returns After Taxes on
   Distributions                                     10.21%               12.39%
   Returns After Taxes on
   Distributions and Sale of Fund
   Shares                                            11.43%               11.61%
   ------------------------------------------------------------------------------------------------------------------
Russell Midcap Value Index(1)
(reflects no deduction for fees,
expenses or taxes)                                   23.71%               17.62%               Since 6/30/02
------------------------------------------------------------------------------------------------------------------
                                                                           SINCE                 DATE OF
CLASS B SHARES                                       1 YEAR              INCEPTION              INCEPTION
------------------------------------------------------------------------------------------------------------------
Allegiant Mid Cap Value Fund                         15.30%               23.23%                  6/2/03
------------------------------------------------------------------------------------------------------------------
Russell Midcap Value Index(1)
(reflects no deduction for fees,
expenses or taxes)                                   23.71%               30.30%               Since 5/31/03
------------------------------------------------------------------------------------------------------------------
                                                                           SINCE                 DATE OF
CLASS C SHARES                                       1 YEAR              INCEPTION              INCEPTION
------------------------------------------------------------------------------------------------------------------
Allegiant Mid Cap Value Fund                         19.31%               26.24%                  6/2/03
------------------------------------------------------------------------------------------------------------------
Russell Midcap Value Index(1)
(reflects no deduction for fees,
expenses or taxes)                                   23.71%               30.30%               Since 5/31/03


(1) The Russell Midcap Value Index is an unmanaged, market-weighted total return index that tracks the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates.

FUND FEES AND EXPENSES

See page 36 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT S&P 500 INDEX FUND


FUND SUMMARY

INVESTMENT GOAL                             To approximate, before Fund
                                            expenses, the investment results of
                                            the S&P 500 Composite Stock Price
                                            Index

PRINCIPAL INVESTMENT STRATEGY               Investing in stocks that comprise
                                            the S&P 500 Composite Stock Price
                                            Index

PRINCIPAL RISKS                             Market risk, tracking error risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant S&P 500 Index Fund's investment objective is to provide investment results that, before Fund expenses, approximate the aggregate price and dividend performance of the securities included in the S&P 500 Composite Stock Price Index by investing in securities comprising the S&P 500 Composite Stock Price Index. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Adviser invests substantially all, but in no event less than 80%, of the Fund's net assets plus any borrowings for investment purposes in stocks included in the S&P 500 Composite Stock Price Index (the "Index"). The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.


The Index is made up of common stocks of 500 large, publicly traded companies. The vast majority of the Fund's assets is invested in stocks included in the Index in approximately the same relative proportion as those stocks are held in the Index. The Adviser does not generally "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis). However, the Adviser believes that employing certain active management strategies for a small percentage of the Fund's assets, if successful, will result in net returns after expenses that may more closely approximate the returns of the Index. Consequently, the Fund may purchase a security that is scheduled to be included in the Index but prior to the effective inclusion date. The Fund may also temporarily continue to hold a security that has been deleted from the Index. A diversified subset of stocks held in the Fund may have weights slightly higher or lower than those in the Index with the goal of adding small incremental performance relative to the Index. Stocks that are held in very small proportions in the Index may be excluded from the Fund or held short if they are expected to underperform. In addition, the Fund may sell securities short.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that common stocks comprising the S&P 500 Composite Stock Price Index may underperform other segments of the equity markets or the equity markets as a whole.

TRACKING ERROR RISK. The Fund's ability to replicate the performance of the S&P 500 Composite Stock Price Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS


   1999        2000          2001         2002           2003            2004

  20.28%      -9.45%        -12.47%      -22.57         27.96%          10.29%


Best Quarter                   15.28%               (6/30/03)
Worst Quarter                  -17.37%              (9/30/02)


The Fund's year-to-date total return for Class A Shares through June 30, 2005 was -1.16%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 SINCE              DATE OF
CLASS A SHARES                                               1 YEAR            5 YEARS         INCEPTION           INCEPTION
--------------------------------------------------------------------------------------------------------------------------------
Allegiant S&P 500 Index Fund                                                                                       10/15/98
   Returns Before Taxes                                        7.48%            -3.32%            2.89%
   Returns After Taxes on Distributions                        6.97%            -3.65%            0.91%
   Returns After Taxes on Distributions
   and Sale of Fund Shares                                     4.85%            -2.98%            0.87%
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(1)
(reflects no deduction for fees, expenses                                                                           Since
or taxes)                                                     10.88%            -2.30%            4.38%            09/30/98
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 SINCE              DATE OF
CLASS B SHARES                                               1 YEAR            5 YEARS         INCEPTION           INCEPTION
--------------------------------------------------------------------------------------------------------------------------------
Allegiant S&P 500 Index Fund                                   4.50%              N/A            -3.05%            1/4/00
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(1)
(reflects no deduction for fees, expenses                                                                           Since
or taxes)                                                     10.88%              N/A            -2.30%            12/31/99
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 SINCE              DATE OF
CLASS C SHARES                                               1 YEAR            5 YEARS         INCEPTION           INCEPTION
--------------------------------------------------------------------------------------------------------------------------------
Allegiant S&P 500 Index Fund                                   8.49%              N/A            -3.57%            1/17/00
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(1)
(reflects no deduction for fees, expenses                                                                           Since
or taxes)                                                     10.88%              N/A            -1.31%            1/30/00
--------------------------------------------------------------------------------------------------------------------------------


(1) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. "S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Allegiant Asset Management Company. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

FUND FEES AND EXPENSES

See page 36 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT SMALL CAP CORE FUND

FUND SUMMARY

INVESTMENT GOAL                      Capital appreciation

PRINCIPAL INVESTMENT STRATEGY        Investing in common stocks of small cap
                                     companies

PRINCIPAL RISKS                      Market risk, small companies risk


SUB-ADVISER                          Allegiant Investment Counselors, Inc.


PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Small Cap Core Fund's investment objective is to provide capital appreciation. The Fund intends to achieve this objective by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

The Sub-Adviser's investment process is to invest in securities of companies based on the Sub-Adviser's analysis of the company's cash flow. The Sub-Adviser's investment process focuses, specifically, on Cash Flow Return on Investment (CFROI(R))(1). CFROI(R) is calculated in percentage terms by dividing gross cash flow by gross cash investment. CFROI(R) is an inflation-adjusted measure of corporate performance that attempts to reduce accounting distortions and allow for more accurate comparisons between companies, different market caps, sectors and industries. The Sub-Adviser believes that CFROI(R) provides a more accurate predictor of future value than other broadly used analysis methods. The Sub-Adviser first screens companies based on corporate performance utilizing the CFROI(R) measure, and then screens companies based on cash flow valuation metrics to determine if the stock is attractively priced. The Sub-Adviser believes that it does not matter what a particular company's cash flow change is if the stock is overvalued.

In addition, as part of its screening process, the Sub-Adviser looks for companies whose management understands how to create value for shareholders, deploy capital, that have low debt and a consistent dividend policy, and that are market leaders with respect to the product or service they provide, as well as companies that are part of a strong or growing industry. The Sub-Adviser will generally sell a security when cash flow return on investment flattens or declines, market price equals or exceeds cash flow value "target," company characteristics deteriorate, when there are earnings warnings, and when the stock experiences underperformance. However, none of the sell characteristics are automatic.

----------
(1)   CFROI is a registered trademark of CSFB Holt.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization of between $100 million and $3 billion at the time of purchase. The Fund notes that capitalizations of $2 billion to $3 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


No performance information has been provided because the Fund had not yet completed a full calendar year of operations as of December 31, 2004. The Fund will compare its performance to the Russell 2000 Index. The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.


FUND FEES AND EXPENSES

See page 37 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT SMALL CAP GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                           Capital appreciation

PRINCIPAL INVESTMENT STRATEGY             Investing in growth-oriented common
                                          stocks of small cap companies

PRINCIPAL RISKS                           Market risk, small companies risk,
                                          active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Small Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

The Adviser seeks to invest in small capitalization companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase between $100 million and $3 billion. The Fund notes that capitalizations of $2 billion to $3 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS


1998         1999          2000         2001       2002         2003       2004

7.28%       35.63%        -15.19%      -8.27%     -39.47%      45.14%     -0.21%


Best Quarter                   36.11%               (12/31/99)
Worst Quarter                  -25.82%              (9/30/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2005 was -9.02%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE RUSSELL 2000 GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

---------------------------------------------------------------------------------------------------------------------------
                                                                                       SINCE                  DATE OF
CLASS A SHARES                                      1 YEAR         5 YEARS           INCEPTION               INCEPTION
---------------------------------------------------------------------------------------------------------------------------
Allegiant Small Cap Growth Fund                                                                               8/1/97
   Returns Before Taxes                             -5.74%          -8.41%              0.07%
   Returns After Taxes on Distributions             -5.74%          -8.76%             -0.26%
   Returns After Taxes on Distributions and
   Sale of Fund Shares                              -3.73%          -6.95%              0.01%
---------------------------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index(1)
(reflects no deduction for fees,
expenses or taxes)                                  14.31%          -3.57%              2.87%             Since 7/31/97
---------------------------------------------------------------------------------------------------------------------------
                                                                                       SINCE                  DATE OF
CLASS B SHARES                                      1 YEAR         5 YEARS           INCEPTION               INCEPTION
---------------------------------------------------------------------------------------------------------------------------
Allegiant Small Cap Growth Fund                     -5.83%          -8.32%             -0.72%                 1/6/98
---------------------------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index(1)
(reflects no deduction for fees,
expenses or taxes)                                  14.31%          -3.57%              2.73%             Since 12/31/97
---------------------------------------------------------------------------------------------------------------------------
                                                                                       SINCE                  DATE OF
CLASS C SHARES                                      1 YEAR         5 YEARS           INCEPTION               INCEPTION
---------------------------------------------------------------------------------------------------------------------------
Allegiant Small Cap Growth Fund                     -1.97%            N/A              -9.25%                 1/20/00
---------------------------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index(1)
(reflects no deduction for fees,
expenses or taxes)                                  14.31%            N/A              -3.45%              Since 1/31/00
---------------------------------------------------------------------------------------------------------------------------

(1) The Russell 2000 Growth Index is comprised of securities in the Russell 2000 Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.


FUND FEES AND EXPENSES

See page 37 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT SMALL CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                              Capital appreciation

PRINCIPAL INVESTMENT STRATEGY                Investing in value-oriented common
                                             stocks of small cap companies

PRINCIPAL RISKS                              Market risk, small companies risk,
                                             active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Small Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.


In buying and selling securities for the Fund, the Adviser uses a value-oriented approach, focusing on securities of companies that offer good value and good news. The Adviser employs a proprietary quantitative model, Purchased Financial Productivity ("PFP"), to evaluate and rank companies according to the three tenets of quality, valuation and timeliness. The highest ranking stocks are then subjected to extensive fundamental analysis. A security may be sold when its quality is deteriorating and/or its price is rising, or if other securities become available at more attractive levels on a PFP basis. The Fund will not necessarily sell a security if the issuer is no longer considered a small cap company, so long as the security otherwise continues to meet investment criteria. The Fund also utilizes an active trading approach.


The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase between $100 million and $3 billion. The Fund notes that capitalizations of $2 billion to $3 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS


1995         1996        1997         1998         1999        2000         2001        2002           2003        2004
18.41%      22.32%      32.05%       -7.64%       7.65%       33.22%       17.03%      -10.75%        38.62%      21.30


Best Quarter        19.22%       (12/31/01)
Worst Quarter      -17.92%       (9/30/98)


The Fund's year-to-date total return for Class A Shares through June 30, 2005 was -3.03%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE RUSSELL 2000 VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

---------------------------------------------------------------------------------------
CLASS A SHARES                                   1 YEAR      5 YEARS      10 YEARS
---------------------------------------------------------------------------------------
Allegiant Small Cap Value Fund
   Returns Before Taxes                           14.63%     17.20%        15.32%
   Returns After Taxes on Distributions           10.24%     14.72%        12.89%
   Returns After Taxes on Distributions and
   Sale of Fund Shares                            11.83%     13.80%        12.26%
------------------------------------------------------------------------------------------------------------
Russell 2000 Value Index(1)
(reflects no deduction for fees,
expenses or taxes)                                22.25%     17.23%        14.49%          Since 7/31/94
------------------------------------------------------------------------------------------------------------------------------

                                                                                               SINCE               DATE OF
CLASS B SHARES                                   1 YEAR      5 YEARS      10 YEARS           INCEPTION           INCEPTION
------------------------------------------------------------------------------------------------------------------------------
Allegiant Small Cap Value Fund                    15.45%     17.50%          N/A               12.16%             1/6/98
------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Value Index(1)
(reflects no deduction for fees,
expenses or taxes)                                22.25%     17.23%          N/A               10.73%         Since 12/31/97
------------------------------------------------------------------------------------------------------------------------------
                                                                                               SINCE               DATE OF
CLASS C SHARES                                   1 YEAR      5 YEARS      10 YEARS           INCEPTION           INCEPTION
------------------------------------------------------------------------------------------------------------------------------
Allegiant Small Cap Value Fund                    19.47%       N/A           N/A               18.70%             1/27/00
------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Value Index(1)
(reflects no deduction for fees,
expenses or taxes)                                22.25%       N/A           N/A               18.19%          Since 1/31/00
------------------------------------------------------------------------------------------------------------------------------

(1) The Russell 2000 Value Index is comprised of securities in the Russell 2000 Index with lower than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.


FUND FEES AND EXPENSES

See page 38 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                 INTERNATIONAL EQUITY FUND                    LARGE CAP CORE EQUITY FUND

                                            CLASS A       CLASS B       CLASS C           CLASS A       CLASS B      CLASS C
---------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)               5.50%(1)      None          None              5.50%(1)      None         None
---------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a percentage
of net asset value)                         None          5.00%(2)      1.00%(3)          None          5.00%(2)     1.00%(3)
---------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested
Dividends and Other
Distributions (as a percentage of
offering price)                             None          None          None              None          None         None
---------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if
applicable)                                 2.00%(4)      None          2.00%(4)          None          None         None
---------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                None          None          None              None          None         None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                   1.15%(7)        1.15%(7)        1.15%(7)         0.75%        0.75%       0.75%
---------------------------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                               0.07%(5)        0.75%           0.75%            0.07%(5)     0.75%       0.75%
---------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
---------------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(6)           0.25%           0.25%           0.25%            0.25%        0.25%       0.25%
---------------------------------------------------------------------------------------------------------------------------------
   Other                                   __%             __%             __%              __%          __%         __%
---------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                       __%             __%             __%              __%          __%         __%
---------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                         __%(7)          __%(7)          __%(7)           __%          __%         __%
---------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                    LARGE CAP GROWTH FUND

                                           CLASS A       CLASS B      CLASS C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)        5.50%(1)      None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a percentage
of net asset value)                        None          5.00%(2)     1.00%(3)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested
Dividends and Other
Distributions (as a percentage of
offering price)                            None          None         None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if
applicable)                                None          None         None
--------------------------------------------------------------------------------
Exchange Fee                               None          None         None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                 0.75%         0.75%         0.75%
--------------------------------------------------------------------------------
Distribution
(12b-1) Fees                             0.07%(5)      0.75%         0.75%
--------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------
   Shareholder Servicing Fees(6)         0.25%         0.25%         0.25%
--------------------------------------------------------------------------------
   Other                                 __%           __%           __%
--------------------------------------------------------------------------------
Total Other Expenses                     __%           __%           __%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                       __%           __%           __%
--------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                LARGE CAP VALUE FUND                        MID CAP GROWTH FUND

                                            CLASS A     CLASS B     CLASS C           CLASS A      CLASS B     CLASS C
---------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)               5.50%(1)    None        None              5.50%(1)     None        None
---------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of net
asset value)                                None        5.00%(2)    1.00%(3)          None         5.00%(2)    1.00%(3)
---------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions (as a
percentage of offering price)
                                            None        None        None              None         None        None
---------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if
applicable)
                                            None        None        None              None         None        None
---------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                None        None        None              None         None        None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                    0.75%       0.75%       0.75%             1.00%(7)     1.00%(7)    1.00%(7)
---------------------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                0.07%(5)    0.75%       0.75%             0.07%(5)     0.75%       0.75%
---------------------------------------------------------------------------------------------------------------------------
Other Expenses:
---------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(6)            0.25%       0.25%       0.25%             0.25%        0.25%       0.25%
---------------------------------------------------------------------------------------------------------------------------
   Other(7)                                 __%         __%         __%               __%          __%         __%
---------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                        __%         __%         __%               __%          __%         __%
---------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                          __%         __%         __%               __%(7)       __%(7)      __%(7)
---------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                      MID CAP VALUE FUND                           S&P 500 INDEX FUND
                                              CLASS A      CLASS B      CLASS C           CLASS A     CLASS B        CLASS C
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)                 5.50%(1)     None          None             2.50%(1)    None           None
--------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)          None         5.00%(2)      1.00%(3)         None        5.00%(2)       1.00%(3)
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions (as a
percentage of offering price)                 None         None          None             None        None           None
--------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if
applicable)                                   None         None          None             None        None           None
--------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                  None         None          None             None        None           None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees(7)                  1.00%        1.00%        1.00%              0.35%       0.35%          0.35%
--------------------------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                 0.07%(5)     0.75%        0.75%              0.00%(5)    0.75%          0.75%
--------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(6)             0.25%        0.25%        0.25%              0.25%       0.25%          0.25%
--------------------------------------------------------------------------------------------------------------------------------
   Other                                     --%          --%          --%                --%         --%            --%
--------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses
                                             --%          --%          --%                --%         --%            --%
--------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(7)                        __%          __%          __%                __%         __%            __%
--------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                      SMALL CAP CORE FUND                            SMALL CAP GROWTH FUND
                                            CLASS A      CLASS B        CLASS C            CLASS A        CLASS B       CLASS C
---------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)               5.50%(1)     None           None               5.50%(1)       None          None
---------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as a percentage
of net asset value)                         None         5.00%(2)       1.00%(3)           None           5.00%(2)      1.00%(3)
---------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested
Dividends and Other
Distributions (as a percentage of
offering price)                             None         None           None               None           None          None
---------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if
applicable)                                 2.00%(4)     None           2.00%(4)           2.00%(4)       None          2.00%(4)
---------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                None         None           None               None           None           None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                    1.00%(8)     1.00%(8)       1.00%(8)           1.00%(7)       1.00%(7)      1.00%(7)
---------------------------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                0.07%(5)     0.75%          0.75%              0.07%(5)       0.75%         0.75%
---------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
---------------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(6)            0.25%        0.25%          0.25%              0.25%          0.25%         0.25%
---------------------------------------------------------------------------------------------------------------------------------
   Other                                    __%(9)       __%(9)         __%(9)             __%            __%           __%
---------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses
                                            --%          --%            --%                --%            --%           --%
---------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                          __%          __%            __%                __%(7)         __%(7)        __%(7)
---------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                         SMALL CAP VALUE FUND

                                             CLASS A      CLASS B     CLASS C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)                5.50%(1)    None         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)         None        5.00%(2)     1.00%(3)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions (as a
percentage of offering price)                None        None         None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)              2.00%(4)    None         2.00%(4)
--------------------------------------------------------------------------------
Exchange Fee
                                             None        None         None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                     1.00%       1.00%        1.00%
--------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                 0.07%(5)    0.75%        0.75%
--------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------
   Shareholder Servicing Fees(6)             0.25%       0.25%        0.25%
--------------------------------------------------------------------------------
   Other                                     --%         --%          --%
--------------------------------------------------------------------------------
Total Other Expenses                         --%         --%          --%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                           __%         __%          __%
--------------------------------------------------------------------------------


(1) This sales charge varies depending upon how much you invest. See the "Sales Charges" section of this prospectus.


(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. Class B Shares convert to Class A Shares after eight years. For more information see the "Contingent Deferred Sales Charges" section of this prospectus.


(3) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(4) The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares within 60 days of purchase. The fee is retained by the Fund and withheld from redemption proceeds. For more details, see the "Redemption Fee" section of this prospectus.

(5) Represents actual Distribution (12b-1) Fees incurred by the S&P 500 Index Fund's Class A Shares during the last fiscal year. For the other Funds, Distribution (12b-1) Fees have been restated to reflect current fees expected to be incurred by each Fund's Class A Shares during the current fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than 0.07% (0.005% for the S&P 500 Index
      Fund) during the current fiscal year.

(6) Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(7) The Adviser waived a portion of its advisory fees for certain Funds during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                              TOTAL        TOTAL         TOTAL
                                ADVISORY     EXPENSES    EXPENSES      EXPENSES
FUND                              FEES      (CLASS A)    (CLASS B)     (CLASS C)
International Equity Fund         1.00%         __%          __%          __%
Mid Cap Growth Fund               0.75%         __%          __%          __%
Mid Cap Value Fund                0.75%         __%          __%          __%
S&P 500 Index Fund                0.20%         __%          __%          __%
Small Cap Growth Fund               __%        ___%         ___%         ___%


The Adviser expects to continue waiving a portion of its advisory fees for these Funds and to waive a portion of its advisory fees for the Small Cap Growth Fund during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                              TOTAL        TOTAL         TOTAL
                                ADVISORY     EXPENSES    EXPENSES       EXPENSES
FUND                              FEES      (CLASS A)    (CLASS B)     (CLASS C)
International Equity Fund        1.00%         __%          __%           __%
Mid Cap Growth Fund              0.45%         __%          __%           __%
Mid Cap Value Fund               0.75%         __%          __%           __%
S&P 500 Index Fund               0.20%         __%          __%           __%
Small Cap Growth Fund            0.55%         __%          __%           __%


These fee waivers are voluntary and may be revised or discontinued at any time.

(8) From its advisory fee, the Adviser pays a sub-advisory fee of 0.50% to Investment Counselors, sub-adviser to the Fund.

(9) Other Expenses for the Small Cap Core Fund are based on estimated amounts for the current fiscal year.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Allegiant Equity Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:



                                        1 YEAR                3 YEARS             5 YEARS                10 YEARS
                                        ------                -------             -------                --------
INTERNATIONAL EQUITY FUND
    Class A Shares                        $__                  $__                  $__                     $__
    Class B Shares(1)                      __                   __                   __                      __
    Class B Shares(2)                      __                   __                   __                      __
    Class C Shares(1)                      __                   __                   __                      __
    Class C Shares(2)                      __                   __                   __                      __
---------------------------------------------------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
    Class A Shares                        $__                  $__                  $__                     $__
    Class B Shares(1)                      __                   __                   __                      __
    Class B Shares(2)                      __                   __                   __                      __
    Class C Shares(1)                      __                   __                   __                      __
    Class C Shares(2)                      __                   __                   __                      __
---------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
    Class A Shares                        $__                  $__                  $__                     $__
    Class B Shares(1)                      __                   __                   __                      __
    Class B Shares(2)                      __                   __                   __                      __
    Class C Shares(1)                      __                   __                   __                      __
    Class C Shares(2)                      __                   __                   __                      __
---------------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
    Class A Shares                        $__                  $__                  $__                     $__
    Class B Shares(1)                      __                   __                   __                      __
    Class B Shares(2)                      __                   __                   __                      __
    Class C Shares(1)                      __                   __                   __                      __
    Class C Shares(2)                      __                   __                   __                      __
---------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND
    Class A Shares                        $__                  $__                  $__                     $__
    Class B Shares(1)                      __                   __                   __                      __
    Class B Shares(2)                      __                   __                   __                      __
    Class C Shares(1)                      __                   __                   __                      __
    Class C Shares(2)                      __                   __                   __                      __
---------------------------------------------------------------------------------------------------------------------------
MID CAP VALUE FUND
    Class A Shares                        $__                  $__                  $__                     $__
    Class B Shares(1)                      __                   __                   __                      __
    Class B Shares(2)                      __                   __                   __                      __
    Class C Shares(1)                      __                   __                   __                      __
    Class C Shares(2)                      __                   __                   __                      __
---------------------------------------------------------------------------------------------------------------------------

                                        1 YEAR                3 YEARS             5 YEARS                10 YEARS
                                        ------                -------             -------                --------
S&P 500 INDEX FUND
    Class A Shares                        $__                  $__                  $__                     $__
    Class B Shares(1)                      __                   __                   __                      __
    Class B Shares(2)                      __                   __                   __                      __
    Class C Shares(1)                      __                   __                   __                      __
    Class C Shares(2)                      __                   __                   __                      __
---------------------------------------------------------------------------------------------------------------------------
SMALL CAP CORE FUND
   Class A Shares                         $__                  $__                  $_____                  $____
   Class B Shares(1)                       __                   __                   _____                   ____
   Class B Shares(2)                       __                   __                   _____                   ____
   Class C Shares(1)                       __                   __                   _____                   ____
   Class C Shares(2)                       __                   __                   _____                   ____
------------------------------------------ -------------------- -------------------- ----------------------- --------------
SMALL CAP GROWTH FUND
    Class A Shares                        $__                  $__                  $__                     $__
    Class B Shares(1)                      __                   __                   __                      __
    Class B Shares(2)                      __                   __                   __                      __
    Class C Shares(1)                      __                   __                   __                      __
    Class C Shares(2)                      __                   __                   __                      __
---------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
    Class A Shares                        $__                  $__                  $__                     $__
    Class B Shares(1)                      __                   __                   __                      __
    Class B Shares(2)                      __                   __                   __                      __
    Class C Shares(1)                      __                   __                   __                      __
    Class C Shares(2)                      __                   __                   __                      __
---------------------------------------------------------------------------------------------------------------------------


(1)   If you sell your shares at the end of the period.

(2)   If you do not sell your shares at the end of the period.

ASSET ALLOCATION FUNDS

ALLEGIANT AGGRESSIVE ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL                          Capital appreciation with current
                                         income as a secondary objective

PRINCIPAL INVESTMENT STRATEGY            Investing in a combination of
                                         Underlying Allegiant Funds that, in
                                         turn, invest primarily in U.S. and
                                         foreign common stocks and, to a lesser
                                         extent, in investment grade fixed
                                         income securities and cash equivalents


PRINCIPAL RISKS                          Market risk, interest rate risk, credit
                                         risk, prepayment/extension risk,
                                         allocation risk, small companies risk,
                                         foreign risk, conflicts risk


PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Aggressive Allocation Fund's investment objective is to provide capital appreciation with current income as a secondary objective. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Allegiant Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 117.

The Fund invests in Underlying Allegiant Funds in accordance with weightings determined by the Adviser. The Underlying Allegiant Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies.


The Fund intends to invest 60% to 90% of its net assets in shares of Underlying Allegiant Funds that invest primarily in equity securities (Allegiant International Equity, Allegiant Large Cap Growth, Allegiant Large Cap Value, Allegiant Small Cap Growth and Allegiant Small Cap Value Funds), 10% to 40% of its net assets in shares of Underlying Allegiant Funds that invest primarily in fixed income securities (Allegiant Bond and Allegiant Intermediate Bond Funds) and 0% to 20% of its net assets in shares of the Allegiant Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Allegiant Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments.


The Fund's assets may be reallocated among the Underlying Allegiant Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Allegiant Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Allegiant Funds and allocation of the Fund's assets among them. Since some Underlying Allegiant Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

The prices of fixed income securities in which some Underlying Allegiant Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INTEREST RATE RISK. An investment in Underlying Allegiant Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Allegiant Fund's yield will decline due to falling interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Allegiant Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Allegiant Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Allegiant Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Allegiant Fund will suffer from the inability to invest in higher-yielding securities.


ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Allegiant Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Allegiant Funds will not anticipate market trends successfully. For example, weighting Underlying Allegiant Funds that invest in common stocks too heavily during a stock market decline may result in a loss. Conversely, investing too heavily in Underlying Allegiant Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. Since the Fund invests in Underlying Allegiant Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.


FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.


CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Allegiant Funds both because the fees payable to the Adviser by some Underlying Allegiant Funds are higher than fees payable by other Underlying Allegiant Funds and because the Adviser is also responsible for managing the Underlying Allegiant Funds. The Trustees and officers of Allegiant may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Allegiant Funds.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS


2002               2003             2004

-19.08%            23.41%           7.01%


Best Quarter           13.89%           (6/30/03)
Worst Quarter         -14.66%           (9/30/02)


The Fund's year-to-date total return for Class A Shares through June 30, 2005 was -0.91%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE AGGRESSIVE ALLOCATION HYBRID BENCHMARK INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                           SINCE
CLASS A SHARES                                                        1 YEAR             INCEPTION        DATE OF INCEPTION
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                3/6/01
Allegiant Aggressive Allocation Fund

    Returns Before Taxes                                               1.96%              -0.70%

    Returns After Taxes on Distributions                               1.78%              -1.00%

    Returns After Taxes on Distributions and
    Sale of Fund Shares                                                1.27%              -0.78%
---------------------------------------------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees, expenses or taxes)                    4.34%               6.36%            Since 2/28/01
---------------------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(2)
(reflects no deduction for fees, expenses or taxes)                   10.88%               1.05%            Since 2/28/01
---------------------------------------------------------------------------------------------------------------------------------
Aggressive Allocation Hybrid Benchmark Index(3)
(reflects no deduction for fees, expenses or taxes)                    9.25%               2.38%            Since 2/28/01
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                           SINCE
CLASS B SHARES                                                        1 YEAR             INCEPTION         DATE OF INCEPTION
---------------------------------------------------------------------------------------------------------------------------------
Allegiant Aggressive Allocation Fund                                   1.38%              -0.78%               5/8/01
---------------------------------------------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees, expenses or taxes)                    4.34%               6.64%            Since 4/30/01
---------------------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(2)
(reflects no deduction for fees, expenses or taxes)                   10.88%               0.84%            Since 4/30/01
---------------------------------------------------------------------------------------------------------------------------------
Aggressive Allocation Hybrid Benchmark Index(3)
(reflects no deduction for fees, expenses or taxes)                    9.25%               2.29%            Since 4/30/01
---------------------------------------------------------------------------------------------------------------------------------
                                                                                           SINCE
CLASS C SHARES                                                        1 YEAR             INCEPTION         DATE OF INCEPTION
---------------------------------------------------------------------------------------------------------------------------------
Allegiant Aggressive Allocation Fund                                   5.37%               0.33%               6/28/01
---------------------------------------------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees, expenses or taxes)                    4.34%               6.67%            Since 6/30/01
---------------------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(2)
(reflects no deduction for fees, expenses or taxes)                   10.88%               1.40%            Since 6/30/01
---------------------------------------------------------------------------------------------------------------------------------
Aggressive Allocation Hybrid Benchmark Index(3)
(reflects no deduction for fees, expenses or taxes)                    9.25%               2.72%            Since 6/30/01
---------------------------------------------------------------------------------------------------------------------------------


(1) The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

(2) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

(3) The Aggressive Allocation Hybrid Benchmark Index is a blend of 75% S&P 500 Composite Stock Price Index and 25% Lehman U.S. Aggregate Bond Index, as calculated by the Adviser.

FUND FEES AND EXPENSES

See page 58 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT BALANCED ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL                            Long-term capital appreciation and
                                           current income

PRINCIPAL INVESTMENT STRATEGY              Investing in a diversified portfolio
                                           of common stocks, investment grade
                                           fixed income securities and cash
                                           equivalents with varying asset
                                           allocations depending on the
                                           Adviser's assessment of market
                                           conditions

PRINCIPAL RISKS                            Market risk, allocation risk, small
                                           companies risk, foreign risk,
                                           interest rate risk, credit risk,
                                           active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Balanced Allocation Fund's investment objective is to provide long-term capital appreciation and current income. The investment objective may be changed without a shareholder vote.

The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 25% to 55% of its net assets in investment grade fixed income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities and asset-backed securities, and up to 30% of its net assets in cash and cash equivalent securities. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund may invest up to 20% of its total assets at the time of purchase in foreign securities (which includes common stock, preferred stock and convertible bonds of companies headquartered outside the United States). The Fund also invests in the common stock of small capitalization companies.


The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities (which are those rated at the time of investment in one of the four highest rating categories by a major rating agency) for current income. If a fixed income security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. The Adviser buys and sells fixed income securities and cash equivalents based on a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash equivalent, short-term obligations for stability and liquidity. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income or equity markets as a whole.

ALLOCATION RISK. The Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS


1999        2000       2001          2002           2003          2004

14.97%      1.51%      -7.08%        -13.89%        21.96%        7.40%


Best Quarter             16.10%     (12/31/99)
Worst Quarter           -10.97%      (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was -0.47%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE BALANCED ALLOCATION HYBRID BENCHMARK INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                              SINCE               DATE OF
CLASS A SHARES                                             1 YEAR           5 YEARS         INCEPTION            INCEPTION
--------------------------------------------------------------------------------------------------------------------------------
Allegiant Balanced Allocation Fund                                                                                7/31/98
   Returns Before Taxes                                    2.33%             0.26%             3.72%
   Returns After Taxes on Distributions                    1.90%            -1.12%             1.99%
   Returns After Taxes on Distributions
   and Sale of Fund Shares                                 1.50%            -0.54%             2.07%
--------------------------------------------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                                         4.34%             7.71%             6.53%           Since 7/31/98
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(2)
(reflects no deduction for fees,
expenses or taxes)                                        10.88%            -2.30%             2.74%           Since 7/31/98
--------------------------------------------------------------------------------------------------------------------------------
Balanced Allocation Hybrid Benchmark
Index(3)
(reflects no deduction for fees,
expenses or taxes)                                         8.26%             1.70%             4.26%           Since 7/31/98
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                              SINCE               DATE OF
CLASS B SHARES                                             1 YEAR           5 YEARS         INCEPTION            INCEPTION
--------------------------------------------------------------------------------------------------------------------------------
Allegiant Balanced Allocation Fund                         1.56%             0.16%             3.86%             11/11/98
--------------------------------------------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees,                                                                                  Since
expenses or taxes)                                         4.34%             7.71%             6.21%             10/31/98
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(2)
(reflects no deduction for fees,                                                                                  Since
expenses or taxes)                                        10.88%            -2.30%             3.12%             10/31/98
--------------------------------------------------------------------------------------------------------------------------------
Balanced Allocation Hybrid Benchmark Index(3)
(reflects no deduction for fees,                                                                                  Since
expenses or taxes)                                         8.26%             1.70%             4.36%             10/31/98
--------------------------------------------------------------------------------------------------------------------------------

                                                                                              SINCE               DATE OF
CLASS C SHARES                                             1 YEAR           5 YEARS         INCEPTION            INCEPTION
--------------------------------------------------------------------------------------------------------------------------------
Allegiant Balanced Allocation Fund                         5.63%              N/A              0.40%              4/20/00
--------------------------------------------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                                         4.34%              N/A              7.84%           Since 4/30/00
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price
Index(2)
(reflects no deduction for fees,
expenses or taxes)                                        10.88%             N/A              -2.30%           Since 4/30/00
--------------------------------------------------------------------------------------------------------------------------------
Balanced Allocation Hybrid
Benchmark Index(3)
(reflects no deduction
for fees, expenses or taxes)                               8.26%              N/A              1.76%           Since 4/30/00
--------------------------------------------------------------------------------------------------------------------------------


(1) The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

(2) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

(3) The Balanced Allocation Hybrid Benchmark Index is a blend of 60% S&P 500 Composite Stock Price Index and 40% Lehman U.S. Aggregate Bond Index, as calculated by the Adviser.

FUND FEES AND EXPENSES

See page 58 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT CONSERVATIVE ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL                        Current income and moderate capital
                                       appreciation consistent with preservation of capital

PRINCIPAL INVESTMENT STRATEGY          Investing in a combination of Underlying
                                       Allegiant Funds that, in turn, invest
                                       primarily in investment grade fixed
                                       income securities and, to a lesser
                                       extent, in U.S. and foreign common stocks and cash equivalents


PRINCIPAL RISKS                        Market risk, interest rate risk, credit
                                       risk, prepayment/extension risk,
                                       allocation risk, small companies risk,
                                       foreign risk, conflicts risk


PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Conservative Allocation Fund's investment objective is to provide current income and moderate capital appreciation consistent with the preservation of capital. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Allegiant Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 117.

The Fund invests in Underlying Allegiant Funds in accordance with weightings determined by the Adviser. The Underlying Allegiant Funds invest directly in fixed income and equity securities in accordance with their own investment policies and strategies.


The Fund intends to invest 50% to 80% of its net assets in shares of Underlying Allegiant Funds that invest primarily in fixed income securities (Allegiant Bond and Allegiant Intermediate Bond Funds), 20% to 50% of its net assets in shares of Underlying Allegiant Funds that invest primarily in equity securities (Allegiant International Equity, Allegiant Large Cap Growth, Allegiant Large Cap Value, Allegiant Small Cap Growth and Allegiant Small Cap Value Funds), and 0% to 20% of its net assets in shares of the Allegiant Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Allegiant Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments.


The Fund's assets may be reallocated among the Underlying Allegiant Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Allegiant Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Allegiant Funds and allocation of the Fund's assets among them. The prices of fixed income securities in which some Underlying Allegiant Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Since some Underlying Allegiant Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INTEREST RATE RISK. An investment in Underlying Allegiant Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Allegiant Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Allegiant Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Allegiant Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Allegiant Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Allegiant Fund will suffer from the inability to invest in higher-yielding securities.


ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Allegiant Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Allegiant Funds will not anticipate market trends successfully. For example, weighting Underlying Allegiant Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Allegiant Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. Since the Fund invests in Underlying Allegiant Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.


FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.


CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Allegiant Funds both because the fees payable to the Adviser by some Underlying Allegiant Funds are higher than fees payable by other Underlying Allegiant Funds and because the Adviser is also responsible for managing the Underlying Allegiant Funds. The Trustees and officers of Allegiant may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Allegiant Funds.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of the Class B Shares and the Class C Shares will differ due to differences in expenses.

                           CALENDAR YEAR TOTAL RETURNS


2002             2003          2004
-6.05%           13.59%        4.65%


Best Quarter             8.19%       (6/30/03)
Worst Quarter           -4.97%       (9/30/02)


The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 0.22%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE CONSERVATIVE ALLOCATION HYBRID BENCHMARK INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             SINCE                 DATE OF
CLASS A SHARES                                                             1 YEAR          INCEPTION              INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
Allegiant Conservative Allocation Fund                                                                              3/6/01
    Returns Before Taxes                                                   -0.29%             1.80%

    Returns After Taxes on Distributions                                   -0.85%             1.06%

    Returns After Taxes on Distributions and Sale of Fund Shares           -0.20%             1.08%
------------------------------------------------------------------------------------------------------------------------------------
Lehman Intermediate U.S. Government/Credit Bond Index(1)                    3.04%             6.08%              Since 2/28/01
------------------------------------------------------------------------------------------------------------------------------------
S&P Composite Stock Price Index(2)
(reflects no deduction for fees, expenses or taxes)                        10.88%             1.05%              Since 2/28/01
------------------------------------------------------------------------------------------------------------------------------------
Conservative Allocation Hybrid Benchmark Index(3)
(reflects no deduction for fees, expenses or taxes)                         5.78%             4.32%              Since 2/28/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             SINCE                 DATE OF
CLASS B SHARES                                                             1 YEAR          INCEPTION              INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
Allegiant Conservative Allocation Fund                                     -0.95%             1.81%                 7/13/01
------------------------------------------------------------------------------------------------------------------------------------
Lehman Intermediate U.S. Government/Credit Bond Index(1)                    3.04%             6.24%              Since 6/30/01
(reflects no deduction for fees, expenses or taxes)
------------------------------------------------------------------------------------------------------------------------------------
S&P Composite Stock Price Index(2)
(reflects no deduction for fees, expenses or taxes)                        10.88%             1.40%              Since 6/30/01
------------------------------------------------------------------------------------------------------------------------------------
Conservative Allocation Hybrid Benchmark Index(3)                           5.78%             4.55%              Since 6/30/01
(reflects no deduction for fees, expenses or taxes)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             SINCE                 DATE OF
CLASS C SHARES                                                             1 YEAR          INCEPTION              INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
Allegiant Conservative Allocation Fund                                      3.04%             2.16%                 5/23/01
------------------------------------------------------------------------------------------------------------------------------------
Lehman Intermediate U.S. Government/Credit Bond Index(1)
(reflects no deduction for fees, expenses or taxes)                         3.04%             6.20%              Since 5/31/01
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(2)
(reflects no deduction for fees, expenses or taxes)                        10.88%             0.67%              Since 5/31/01
------------------------------------------------------------------------------------------------------------------------------------
Conservative Allocation Hybrid Benchmark Index(3)
(reflects no deduction for fees, expenses or taxes)                         5.78%             4.26%              Since 5/31/01
------------------------------------------------------------------------------------------------------------------------------------

(1) The Lehman Intermediate U.S. Government/Credit Bond Index is a widely recognized index of government and corporate debt securities rated investment grade or better, with maturities of at least one year.


(2) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

(3) The Conservative Allocation Hybrid Benchmark Index is a blend of 35% S&P 500 Composite Stock Price Index and 65% Lehman Intermediate U.S. Government/Credit Bond Index, as calculated by the Adviser.

FUND FEES AND EXPENSES

See page 59 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                       AGGRESSIVE ALLOCATION FUND                    BALANCED ALLOCATION FUND

                                                    CLASS A      CLASS B       CLASS C         CLASS A      CLASS B      CLASS C
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of offering             4.75%(1)      None          None           4.75%(1)      None         None
price)
----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                   None        5.00%(2)      1.00%(3)         None        5.00%(2)     1.00%(3)
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of offering
price)                                               None         None          None            None         None         None
----------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                   None         None          None            None         None         None
----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                         None         None          None            None         None         None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                            0.25%(4)     0.25%(4)      0.25%(4)        0.75%        0.75%        0.75%
----------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                           0.05%(5)     0.65%         0.65%           0.05%(5)     0.75%        0.75%
----------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
----------------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(6)                    0.25%        0.25%         0.25%           0.25%        0.25%        0.25%
----------------------------------------------------------------------------------------------------------------------------------
   Other                                             __%          __%           __%             __%          __%          __%
----------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                 __%          __%           __%             __%          __%          __%
----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                 __%(4)       __%(4)        __%(4)          __%          __%          __%
----------------------------------------------------------------------------------------------------------------------------------
Indirect Underlying Fund Expenses                    __%(7)       __%(7)        __%(7)          N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------------------------------
Total Fund Operating and Indirect Expenses           __%(7)       __%(7)        __%(7)          N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                 CONSERVATIVE ALLOCATION FUND

                                               CLASS A     CLASS B      CLASS C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as percentage
of offering price)                             4.75%(1)     None        None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)             None         5.00%(2)    1.00%(3)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested
Dividends and Other Distributions
(as a percentage of offering price)            None         None        None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)             None         None        None
--------------------------------------------------------------------------------
Exchange Fee                                   None         None        None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees(4)                    0.25%        0.25%       0.25%
--------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                   0.05%(5)     0.65%       0.65%
--------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------
   Shareholder Servicing Fees(6)               0.25%        0.25%       0.25%
--------------------------------------------------------------------------------
   Other                                         __%          __%         __%
--------------------------------------------------------------------------------
Total Other Expenses                             __%          __%         __%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(4)                            __%          __%         __%
--------------------------------------------------------------------------------
Indirect Underlying Fund
Expenses(7)                                      __%          __%         __%
--------------------------------------------------------------------------------
Total Fund Operating and
Indirect Expenses(7)                             __%          __%         __%
--------------------------------------------------------------------------------


(1) This sales charge varies depending upon how much you invest. See the "Sales Charges" section of this prospectus.


(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. Class B Shares convert to Class A Shares after eight years. For more information see the "Contingent Deferred Sales Charges" section of this prospectus.


(3) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(4) The Adviser waived its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                                 TOTAL        TOTAL      TOTAL
                                   ADVISORY     EXPENSES    EXPENSES   EXPENSES
FUND                                 FEES      (CLASS A)    (CLASS B)  (CLASS C)
Aggressive Allocation Fund           0.00%        __%          __%        __%
Conservative Allocation Fund         0.00%        __%          __%        __%


The Adviser expects to continue waiving its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                                 TOTAL        TOTAL      TOTAL
                                   ADVISORY     EXPENSES    EXPENSES   EXPENSES
FUND                                 FEES      (CLASS A)    (CLASS B)  (CLASS C)


Aggressive Allocation Fund           0.00%        __%          __%         __%
Conservative Allocation Fund         0.00%        __%          __%         __%

The Adviser intends to waive a portion of its advisory fee for the Balanced Allocation Fund during the current fiscal year to the extent necessary to maintain the stated Total Expenses for Class A, Class B and Class C Shares at ____%, ____% and ____%, respectively. These fee waivers are voluntary and may be revised or discontinued at any time.


(5) Represents actual Distribution (12b-1) Fees incurred by each Fund's Class A Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than 0.05% during the current fiscal year.

(6) Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(7) Because the Aggressive Allocation Fund and Conservative Allocation Fund invest in other mutual funds, your investment in these Funds is also indirectly subject to the operating expenses of those mutual funds. Such expenses have typically ranged from 0.42% to 1.24% for Class I Shares of the Underlying Allegiant Funds, which is the only class of shares of the Underlying Allegiant Funds in which the Funds invest.

The ratios of Indirect Underlying Fund Expenses shown in the table above are based on hypothetical allocations of Fund assets to Underlying Allegiant Funds as follows:

                                           AGGRESSIVE           CONSERVATIVE
                                         ALLOCATION FUND      ALLOCATION FUND
       International Equity Fund              0.00%                0.00%
       Large Cap Growth Fund                 16.87%                8.33%
       Large Cap Value Fund                  25.08%               12.39%
       Small Cap Growth Fund                 18.75%                9.25%
       Small Cap Value Fund                  18.87%                9.30%
       Bond Fund                             19.92%                0.00%
       Intermediate Bond Fund                 0.00%               59.62%
       Money Market Fund                      0.51%                1.11%

The allocations shown above are illustrative. Actual allocations may vary, which would affect the level of indirect expenses, favorably or unfavorably, to which a Fund is subject.

Total Fund Operating and Indirect Expenses (after fee waivers for these Funds and for the Underlying Allegiant Funds) during the last fiscal year were:

                                              CLASS A     CLASS B       CLASS C
       Aggressive Allocation Fund               __%         __%           __%
       Conservative Allocation Fund             __%         __%           __%


Total Fund Operating and Indirect Expenses (after fee waivers for these Funds and for the Underlying Allegiant Funds) for the current fiscal year are expected to be:


                                              CLASS A     CLASS B      CLASS C
       Aggressive Allocation Fund               __%         __%          __%
       Conservative Allocation Fund             __%         __%          __%


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Allegiant Asset Allocation Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                      1 YEAR        3 YEARS        5 YEARS     10 YEARS
                                      ------        -------        -------     --------
AGGRESSIVE ALLOCATION FUND*
    Class A Shares                     $___           $___          $___         $___
    Class B Shares(1)                   ___            ___           ___          ___
    Class B Shares(2)                   ___            ___           ___          ___
    Class C Shares(1)                   ___            ___           ___          ___
    Class C Shares(2)                   ___            ___           ___          ___
--------------------------------------------------------------------------------------------
BALANCED ALLOCATION FUND
    Class A Shares                     $___           $___          $___         $___
    Class B Shares(1)                   ___            ___           ___          ___
    Class B Shares(2)                   ___            ___           ___          ___
    Class C Shares(1)                   ___            ___           ___          ___
    Class C Shares(2)                   ___            ___           ___          ___
--------------------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND*
    Class A Shares                     $___           $___          $___         $___
    Class B Shares(1)                   ___            ___           ___          ___
    Class B Shares(2)                   ___            ___           ___          ___
    Class C Shares(1)                   ___            ___           ___          ___
    Class C Shares(2)                   ___            ___           ___          ___
--------------------------------------------------------------------------------------------


* The examples for the Allegiant Aggressive Allocation Fund and Allegiant Conservative Allocation Fund are based on total annual operating expenses for the Funds plus estimated indirect expenses of the Underlying Allegiant Funds. Actual expenses will vary depending upon the allocation of a Fund's assets among the various Underlying Allegiant Funds.

(1)   If you sell your shares at the end of the period.

(2)   If you do not sell your shares at the end of the period.

FIXED INCOME FUNDS

ALLEGIANT BOND FUND

FUND SUMMARY

INVESTMENT GOAL                          Current income as well as preservation
                                         of capital

PRINCIPAL INVESTMENT STRATEGY            Investing in a diversified portfolio of
                                         investment grade fixed income
                                         securities, which maintains a
                                         dollar-weighted average maturity of
                                         between four and twelve years

PRINCIPAL RISKS                          Market risk, interest rate risk,
                                         prepayment/extension risk, credit risk,
                                         active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Bond Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.


If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund normally maintains a dollar-weighted average maturity of between four and twelve years.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Performance information before June 9, 2000 represents performance of the Parkstone Bond Fund which was reorganized into the Allegiant Bond Fund on that date.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS


1995           1996        1997       1998         1999         2000        2001         2002        2003        2004
17.13%         3.11%       9.12%      7.27%        -2.04%       7.30%       7.26%        9.71%       3.80%       3.63%

Best Quarter           6.11%        (6/30/95)
Worst Quarter         -2.54%        (6/30/04)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 2.37%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------------------

CLASS A SHARES                                       1 YEAR         5 YEARS      10 YEARS
--------------------------------------------------------------------------------------------
Allegiant Bond Fund

   Returns Before Taxes                               -1.01%          5.34%         6.02%
   Returns After Taxes on Distributions               -2.30%          3.43%         3.86%
   Returns After Taxes on Distributions and
   Sale of Fund Shares                                -0.67%          3.37%         3.79%
--------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                                     4.34%          7.71%         7.72%
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
CLASS B SHARES                                       1 YEAR         5 YEARS      10 YEARS
--------------------------------------------------------------------------------------------
Allegiant Bond Fund                                   -2.19%          5.22%         5.95%
--------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                                     4.34%          7.71%         7.72%
--------------------------------------------------------------------------------------------

                                                                                                SINCE           DATE OF
CLASS C SHARES                                        1 YEAR         5 YEARS      10 YEARS    INCEPTION       INCEPTION
----------------------------------------------------------------------------------------------------------------------------
Allegiant Bond Fund                                    1.81%           N/A           N/A         5.79%          6/12/00
----------------------------------------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                                     4.34%           N/A           N/A         8.00%       Since 5/31/00
----------------------------------------------------------------------------------------------------------------------------

(1) The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

FUND FEES AND EXPENSES

See page 86 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT GOVERNMENT MORTGAGE FUND


FUND SUMMARY

INVESTMENT GOAL                        Current income as well as preservation of
                                       capital

PRINCIPAL INVESTMENT STRATEGY          Investing in mortgage-related securities
                                       issued or guaranteed by the U.S.
                                       government

PRINCIPAL RISKS                        Market risk, interest rate risk,
                                       prepayment/extension risk, credit risk,
                                       active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Government Mortgage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund may invest the portion of its assets not subject to the 80% requirement stated above in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between three and ten years.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone U.S. Government Income Fund which was reorganized into the Allegiant Government Mortgage Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS


1995            1996          1997         1998         1999         2000          2001         2002        2003         2004
13.50%          4.54%         7.87%        6.83%        0.95%        10.00%        7.35%        7.92%       1.88%        3.94

Best Quarter             3.88%        (6/30/95)
Worst Quarter           -1.25%        (6/30/04)


The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 1.97%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------------------------
CLASS A SHARES                                              1 YEAR        5 YEARS      10 YEARS
--------------------------------------------------------------------------------------------------
Allegiant Government Mortgage Fund

   Returns Before Taxes                                     -0.70%         5.20%        5.92%

   Returns After Taxes on Distributions                     -2.28%         3.26%        3.51%

   Returns After Taxes on Distributions and
   Sale of Fund Shares                                      -0.47%         3.24%        3.53%
--------------------------------------------------------------------------------------------------
Lehman Mortgage-Backed Securities Index(1)
(reflects no deduction for fees, expenses or taxes)          4.70%         7.14%        7.56%
--------------------------------------------------------------------------------------------------
CLASS B SHARES                                              1 YEAR        5 YEARS      10 YEARS
--------------------------------------------------------------------------------------------------
Allegiant Government Mortgage Fund                          -1.75%         5.11%        5.80%
--------------------------------------------------------------------------------------------------
Lehman Mortgage-Backed Securities Index(1)
(reflects no deduction for fees, expenses or taxes)          4.70%         7.14%        7.56%
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                    SINCE           DATE OF
CLASS C SHARES                                              1 YEAR        5 YEARS      10 YEARS    INCEPTION       INCEPTION

-------------------------------------------------------------------------------------------------------------------------------
Allegiant Government Mortgage Fund                           2.22%           N/A          N/A         5.50%         6/21/00
-------------------------------------------------------------------------------------------------------------------------------
Lehman Mortgage-Backed Securities Index(1)
(reflects no deduction for fees, expenses or taxes)          4.70%           N/A          N/A         7.10%      Since 6/30/00
-------------------------------------------------------------------------------------------------------------------------------

(1) The Lehman Mortgage-Backed Securities Index is a widely-recognized index of mortgage-backed securities issued by GNMA, Freddie Mac, and FNMA. All securities in the index are rated AAA, with maturities of at least one year.

FUND FEES AND EXPENSES

See page 86 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT INTERMEDIATE BOND FUND

FUND SUMMARY

INVESTMENT GOAL                        High current income as well as
                                       preservation of capital

PRINCIPAL INVESTMENT STRATEGY          Investing in investment grade fixed
                                       income securities, while maintaining a
                                       dollar-weighted average maturity of
                                       between three and ten years

PRINCIPAL RISKS                        Market risk, interest rate risk,
                                       prepayment/extension risk, credit risk,
                                       active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Intermediate Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in domestic and foreign investment grade bonds. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. and foreign governmental issuers and mortgage-backed and asset-backed securities. Corporate obligations include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.


Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS


1995             1996          1997         1998          1999          2000         2001       2002        2003       2004
15.39%           2.77%         6.67%        7.44%         -0.37%        6.52%        7.60%      9.67%       3.75%      2.57%

Best Quarter             5.33%               (6/30/95)
Worst Quarter           -2.53%               (6/30/04)


The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 1.39%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.


-------------------------------------------------------------------------------------------

CLASS A SHARES                                       1 YEAR      5 YEARS      10 YEARS
------------------------------------------------------------------------------------------
Allegiant Intermediate Bond Fund

   Returns Before Taxes                              -2.02%       5.01%         5.63%

   Returns After Taxes on Distributions              -3.07%       3.24%         3.58%

   Returns After Taxes on Distributions and
   Sale of Fund Shares                               -1.32%       3.17%         3.52%
------------------------------------------------------------------------------------------
Lehman Intermediate U.S.
Government/Credit Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                                    3.04%       7.21%         7.16%
------------------------------------------------------------------------------------------------------------------------------
                                                                                               SINCE              DATE OF
CLASS B SHARES                                       1 YEAR      5 YEARS      10 YEARS       INCEPTION           INCEPTION
------------------------------------------------------------------------------------------------------------------------------
Allegiant Intermediate Bond Fund                      -3.21%      4.92%          N/A            4.39%             1/6/98
------------------------------------------------------------------------------------------------------------------------------
Lehman Intermediate U.S.
Government/Credit Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                                     3.04%      7.21%          N/A            6.38%         Since 12/31/97
------------------------------------------------------------------------------------------------------------------------------
                                                                                               SINCE              DATE OF
CLASS C SHARES                                       1 YEAR      5 YEARS      10 YEARS       INCEPTION           INCEPTION
------------------------------------------------------------------------------------------------------------------------------
Allegiant Intermediate Bond Fund                       0.77%       N/A           N/A            5.78%            5/30/00
------------------------------------------------------------------------------------------------------------------------------
Lehman Intermediate U.S.
Government/Credit Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                                     3.04%       N/A           N/A            7.56%         Since 5/31/00
------------------------------------------------------------------------------------------------------------------------------

(1) The Lehman Intermediate U.S. Government/Credit Bond Index is an unmanaged index which is representative of intermediate-term bonds.

FUND FEES AND EXPENSES

See page 87 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT LIMITED MATURITY BOND FUND

FUND SUMMARY

INVESTMENT GOAL                        Current income as well as preservation of
                                       capital

PRINCIPAL INVESTMENT STRATEGY          Investing in investment grade fixed
                                       income securities, while maintaining a
                                       dollar-weighted average maturity of
                                       between one and five years

PRINCIPAL RISKS                        Market risk, interest rate risk,
                                       prepayment/extension risk, credit risk,
                                       active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Limited Maturity Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser considers a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains an average dollar-weighted portfolio maturity of between one and five years.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS


1995      1996       1997         1998          1999          2000          2001         2002          2003          2004
7.60%     5.18%      6.33%        6.58%         3.15%         4.39%         9.03%        5.09%         2.07%         0.84%

Best Quarter              3.59%       (3/31/01)
Worst Quarter            -1.20%       (6/30/04)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 0.88%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------------------

CLASS A SHARES                                   1 YEAR        5 YEARS        10 YEARS
--------------------------------------------------------------------------------------------
Allegiant Limited Maturity Bond Fund

   Returns Before Taxes                           -1.21%        3.83%          4.78%

   Returns After Taxes on Distributions           -2.05%        2.24%          2.76%

   Returns After Taxes on Distributions
   and Sale of Fund Shares                        -0.79%        2.28%          2.81%
--------------------------------------------------------------------------------------------------------------
Merrill Lynch 1-3 Year U.S.
Corporate/Government Index(1)
(reflects no deduction for fees,
expenses or taxes)                                 1.21%        5.32%          5.95%
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 SINCE             DATE OF
CLASS B SHARES                                    1 YEAR       5 YEARS        10 YEARS         INCEPTION          INCEPTION
----------------------------------------------------------------------------------------------------------------------------------
Allegiant Limited Maturity Bond Fund              -4.78%        3.11%           N/A              3.51%             8/11/99
----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch 1-3 Year U.S.
Corporate/Government  Index(1)
(reflects no deduction for fees,
expenses or taxes)                                 1.21%        5.32%           N/A              5.21%          Since 7/31/99
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 SINCE              DATE OF
CLASS C SHARES                                    1 YEAR       5 YEARS        10 YEARS         INCEPTION          INCEPTION
----------------------------------------------------------------------------------------------------------------------------------
Allegiant Limited Maturity Bond Fund              -0.84%         N/A            N/A              3.50%              1/27/00
----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch 1-3 Year U.S.
Corporate/Government Index(1)
(reflects no deduction for fees,
expenses or taxes)                                 1.21%          N/A            N/A             5.42%           Since 1/31/00
----------------------------------------------------------------------------------------------------------------------------------

(1) The Merrill Lynch 1-3 year U.S. Corporate/Government Index is a market capitalization weighted index including U.S. Treasury and Agency bonds and U.S. fixed coupon investment grade corporate bonds (U.S. domestic and Yankee/global bonds). U.S. Treasury bonds must have at least $1 billion face value outstanding and agency and corporate bonds must have at least $150 million face value outstanding to be included in the index. Both total return and price returns are calculated daily. Prices are taken as of approximately 3 p.m. Eastern Time. Quality range is BBB3-AAA based on composite Moody and S&P ratings. Maturities for all bonds are greater than or equal to one year and less than three years. Floaters, Equipment Trust Certificates, and Title 11 securities are excluded.

FUND FEES AND EXPENSES

See page 88 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT TOTAL RETURN ADVANTAGE FUND

FUND SUMMARY

INVESTMENT GOAL                        Current income as well as preservation of
                                       capital

PRINCIPAL INVESTMENT STRATEGY          Investing in investment grade fixed
                                       income securities, while maintaining an
                                       average dollar-weighted maturity of
                                       between four and twelve years

PRINCIPAL RISKS                        Market risk, credit risk, interest rate
                                       risk, prepayment/extension risk, active
                                       trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Total Return Advantage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in investment grade debt securities. The Fund invests primarily in fixed income securities of all types, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 15% of its assets in fixed income securities that are unrated or rated below investment grade, sometimes known as "junk bonds." The Fund does not intend to invest in junk bonds rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality as determined by the Adviser. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of the shareholders. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains an average dollar-weighted maturity of between four and twelve years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities.

Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends on a timely basis and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.



ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS


1995            1996          1997         1998          1999          2000          2001         2002          2003          2004
18.37%          2.86%         8.54%        8.68%         -3.21%        12.33%        7.01%        10.81%        4.86%         3.64%

Best Quarter                   6.25%                (6/30/95)
Worst Quarter                  3.00%                (6/30/04)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 2.94%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN U.S. GOVERNMENT/CREDIT BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------------------------

CLASS A SHARES                                                 1 YEAR     5 YEARS    10 YEARS
--------------------------------------------------------------------------------------------------
Allegiant Total Return Advantage Fund
   Returns Before Taxes                                        -1.00%      6.69%      6.75%
   Returns After Taxes on Distributions                        -2.41%      4.58%      4.19%
   Returns After Taxes on Distributions and
   Sale of Fund Shares                                         -0.55%      4.46%      4.17%
--------------------------------------------------------------------------------------------------
Lehman U.S. Government/Credit Bond Index(1)
(reflects no deduction for fees, expenses or taxes)             4.19%      8.00%      7.80%

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      SINCE           DATE OF
CLASS B SHARES                                                 1 YEAR     5 YEARS    10 YEARS       INCEPTION       INCEPTION
---------------------------------------------------------------------------------------------------------------------------------
Allegiant Total Return Advantage Fund                          -2.05%      6.68%        N/A            6.61%          9/29/99
---------------------------------------------------------------------------------------------------------------------------------
Lehman U.S. Government/Credit Bond Index(1)
(reflects no deduction for fees, expenses or taxes)             4.19%      8.00%        N/A            7.53%       Since 9/30/99
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      SINCE           DATE OF
CLASS C SHARES                                                 1 YEAR     5 YEARS     10 YEARS      INCEPTION       INCEPTION
---------------------------------------------------------------------------------------------------------------------------------
Allegiant Total Return Advantage Fund                           1.92%       N/A         N/A            6.60%          10/3/00
---------------------------------------------------------------------------------------------------------------------------------
Lehman U.S. Government/Credit Bond Index(1)
(reflects no deduction for fees, expenses or taxes)             4.19%       N/A         N/A            7.71%       Since 9/30/00
---------------------------------------------------------------------------------------------------------------------------------


(1) The Lehman U.S. Government/Credit Bond Index is a widely recognized index of government and corporate debt securities rated investment grade or better, with maturities of at least one year.

FUND FEES AND EXPENSES

See page 88 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT ULTRA SHORT BOND FUND


FUND SUMMARY

INVESTMENT GOAL                        High current income while preserving
                                       capital

PRINCIPAL INVESTMENT STRATEGY          Investing in high-quality fixed income
                                       securities with an average maturity of 9 to 15 months

PRINCIPAL RISKS                        Market risk, credit risk, interest rate
                                       risk, prepayment/extension risk, active
                                       trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Ultra Short Bond Fund's investment objective is to obtain high current income while preserving capital. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities, primarily U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund normally intends to maintain an average portfolio duration of 0.8 to 1.2 years. Duration measures price volatility by estimating the change in price of a debt security in response to changes in interest rates. For example, with a rise of 1% in interest rates, a bond's value may be expected to fall approximately 1% for each year of its duration. Thus the higher the Fund's duration, the more volatile the price of its shares will be. The Adviser may adjust the Fund's average duration within the 0.8 to 1.2 year range to take advantage of expected changes in interest rates.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will primarily seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships, represent an attractive valuation. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, or be of comparable quality if unrated. If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the interests of investors to sell. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.


Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION



The bar chart and the performance table below illustrate the investment performance of the Fund during the last calendar year. The performance table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class A Shares for the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected the returns would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to difference in expenses.


CALENDAR YEAR TOTAL RETURNS


2003            2004
1.76%           0.69%

Best Quarter            0.73%      (3/31/03)
Worst Quarter          -0.41%      (6/30/04)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 0.89%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE MERRILL LYNCH 1-3 YEAR U.S CORPORATE/GOVERNMENT INDEX AND MERRILL LYNCH 1YEAR U.S. TREASURY INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS B SHARES AND CLASS C SHARES [BECAUSE SUCH SHARES HAD NOT COMMENCED INVESTMENT OPERATIONS AS OF DECEMBER 31, 2004]. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

-------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                                   1 YEAR      SINCE INCEPTION    DATE OF INCEPTION
-------------------------------------------------------------------------------------------------------------------
Allegiant Ultra Short Bond Fund                                                                       1/6/03
        Returns Before Taxes                                     -0.30%          0.70%
        Returns After Taxes on Distributions                     -0.89%          0.26%
        Returns After Taxes on Distributions and
        Sale of Fund Shares                                      -0.19%          0.38%
-------------------------------------------------------------------------------------------------------------------
Merrill Lynch 1-3 year U.S. Corporate/Government Index(1)
(reflects no deduction for fees, expenses or taxes)               1.21%          2.39%            Since 11/30/02
-------------------------------------------------------------------------------------------------------------------
Merrill Lynch 1 Year U.S. Treasury Index(2)(3)
(reflects no deduction for fees, expenses or taxes)               0.82%          1.13%            Since 12/31/02
-------------------------------------------------------------------------------------------------------------------


(1) The Merrill Lynch 1-3 year U.S. Corporate/Government Index is a market capitalization weighted index including U.S. Treasury and Agency bonds and U.S. fixed coupon investment grade corporate bonds (U.S. domestic and Yankee/global bonds). U.S. Treasury bonds must have at least $1 billion face value outstanding and agency and corporate bonds must have at least $150 million face value outstanding to be included in the index. Both total return and price returns are calculated daily. Prices are taken as of approximately 3 p.m. Eastern Time. Quality range is BBB3-AAA based on composite Moody and S&P ratings. Maturities for all bonds are greater than or equal to one year and less than three years. Floaters, Equipment Trust Certificates, and Title 11 securities are excluded.

(2) The Merrill Lynch 1 Year U.S. Treasury Index, a market capitalization weighted index including U.S. Treasuries, is an unmanaged index not available for direct investment.

(3) On November 19, 2004, the Fund's benchmark was changed to the Merrill Lynch 1 Year U.S. Treasury Index. The Adviser feels that this index more appropriately reflects the type and duration of securities held in the portfolio and provides the best comparative performance information

FUND FEES AND EXPENSES

See page 89 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                   BOND FUND                       GOVERNMENT MORTGAGE FUND

                                                      CLASS A       CLASS B       CLASS C     CLASS A      CLASS B       CLASS C
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as
percentage of offering price)                         4.50%(1)      None          None        4.50%(1)      None         None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as percentage of
net asset value)                                      None          5.00%(2)      1.00%(3)    None          5.00%(2)     1.00%(3)
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested
Dividends and Other Distributions
(as a percentage of offering price)                   None          None          None        None          None         None
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                    None          None          None        None          None         None
------------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                          None          None          None        None          None         None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                              0.55%         0.55%         0.55%       0.55%(6)      0.55%(6)     0.55%(6)
------------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                             0.05%(4)      0.75%         0.75%       0.05%(4)      0.75%        0.75%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(5)                      0.25%         0.25%         0.25%       0.25%         0.25%        0.25%
------------------------------------------------------------------------------------------------------------------------------------
   Other                                                __%           __%           __%         __%           __%          __%
------------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                    __%           __%           __%         __%           __%          __%
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
------------------------------------------------------------------------------------------------------------------------------------
Operating Expenses                                      __%           __%           __%         __%(6)        __%(6)       __%(6)
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                    INTERMEDIATE BOND FUND

                                               CLASS A     CLASS B     CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases (as
percentage of offering price)                 4.50%(1)     None        None
--------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as percentage
of net asset value)                           None         5.00%(2)    1.00%(3)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions (as a
percentage of offering price)                 None         None        None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)            None         None        None
--------------------------------------------------------------------------------
Exchange Fee                                  None         None        None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees(6)                   0.55%        0.55%       0.55%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                     0.05%(4)     0.75%       0.75%
--------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------
   Shareholder Servicing Fees(5)              0.25%        0.25%       0.25%
--------------------------------------------------------------------------------
   Other                                       __%          __%         __%
--------------------------------------------------------------------------------
Total Other Expenses                           __%          __%         __%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(6)                          __%          __%         __%
--------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                         LIMITED MATURITY BOND FUND             TOTAL RETURN ADVANTAGE FUND

                                                     CLASS A       CLASS B     CLASS C      CLASS A      CLASS B       CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases (as
percentage of offering price)                        2.00%(1)      None        None         4.50%(1)     None          None
----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as percentage of net
asset value)                                         None          5.00%(2)    1.00%(3)     None         5.00%(2)      1.00%(3)
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                      None          None        None         None         None          None
----------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)                   None          None        None         None         None          None
----------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                         None          None        None         None         None          None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees(6)                          0.45%         0.45%       0.45%        0.55%        0.55%         0.55%
----------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                            0.05%(4)      0.75%       0.75%        0.05%(4)     0.75%         0.75%
----------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
----------------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(5)                     0.25%         0.25%       0.25%        0.25%        0.25%         0.25%
----------------------------------------------------------------------------------------------------------------------------------
   Other                                               __%           __%         __%          __%          __%           __%
----------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                   __%           __%         __%          __%          __%           __%
----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(6)                                  __%           __%         __%          __%          __%           __%
----------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                     ULTRA SHORT BOND FUND

                                                CLASS A     CLASS B     CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases (as
percentage of offering price)                   1.00%(1)    None        None
--------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as percentage of
net asset value)                                None        5.00%(2)    1.00%(3)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions (as a
percentage of offering price)                   None        None        None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if applicable)              None        None        None
--------------------------------------------------------------------------------
Exchange Fee                                    None        None        None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees(6)                     0.40%       0.40%       0.40%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                       0.02%(4)    0.75%       0.75%
--------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------
   Shareholder Servicing Fees(5)                0.25%       0.25%       0.25%
--------------------------------------------------------------------------------
   Other                                         __%         __%         __%
--------------------------------------------------------------------------------
Total Other Expenses                             __%         __%         __%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(6)                            __%         __%         __%
--------------------------------------------------------------------------------

(1) This sales charge varies depending upon how much you invest. See the "Sales Charges" section of this prospectus.

(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. Class B Shares convert to Class A Shares after eight years. For more information see "Contingent Deferred Sales Charges" section of this prospectus.


(3) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(4) Represents actual Distribution (12b-1) Fees incurred by each Fund's Class A Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than 0.05% (0.02% for the Ultra Short Bond Fund) during the current fiscal year.

(5) Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(6) The Adviser waived a portion of its advisory fees for certain Funds during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                               TOTAL        TOTAL       TOTAL
                                 ADVISORY     EXPENSES    EXPENSES     EXPENSES
FUND                               FEES      (CLASS A)    (CLASS B)   (CLASS C)
Government Mortgage Fund           0.40%        __%          __%         __%
Intermediate Bond Fund             0.40%        __%          __%         __%
Limited Maturity Bond Fund         0.35%        __%          __%         __%
Total Return Advantage Fund        0.40%        __%          __%         __%
Ultra Short Bond Fund              0.20%        __%           *           *


* Class B and Class C Shares of the Ultra Short Bond Fund were not in operation during the last fiscal year.

The Adviser expects to continue waiving a portion of its advisory fees for these Funds during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:


                                               TOTAL        TOTAL        TOTAL
FUND                             ADVISORY     EXPENSES     EXPENSES    EXPENSES
                                   FEES      (CLASS A)    (CLASS B)    (CLASS C)
Government Mortgage Fund           0.40%        __%          __%          __%
Intermediate Bond Fund             0.40%        __%          __%          __%
Limited Maturity Bond Fund         0.35%        __%          __%          __%
Total Return Advantage Fund        0.40%        __%          __%          __%
Ultra Short Bond Fund              0.20%        __%           *            *


* Class B and Class C Shares of the Ultra Short Bond Fund were not in operation during the last fiscal year.

These fee waivers are voluntary and may be revised or discontinued at any time.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Allegiant Fixed Income Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                  1 YEAR       3 YEARS     5 YEARS      10 YEARS
                                  ------       -------     -------      --------
BOND FUND
    Class A Shares                 $___         $___         $___         $___
    Class B Shares(1)               ___          ___          ___          ___
    Class B Shares(2)               ___          ___          ___          ___
    Class C Shares(1)               ___          ___          ___          ___
    Class C Shares(2)               ___          ___          ___          ___
--------------------------------------------------------------------------------
GOVERNMENT MORTGAGE FUND
    Class A Shares                 $___         $___         $___         $___
    Class B Shares(1)               ___          ___          ___          ___
    Class B Shares(2)               ___          ___          ___          ___
    Class C Shares(1)               ___          ___          ___          ___
    Class C Shares(2)               ___          ___          ___          ___
--------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
    Class A Shares                 $___         $___         $___         $___
    Class B Shares(1)               ___          ___          ___          ___
    Class B Shares(2)               ___          ___          ___          ___
    Class C Shares(1)               ___          ___          ___          ___
    Class C Shares(2)               ___          ___          ___          ___
--------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
    Class A Shares                 $___         $___         $___         $___
    Class B Shares(1)               ___          ___          ___          ___
    Class B Shares(2)               ___          ___          ___          ___
    Class C Shares(1)               ___          ___          ___          ___
    Class C Shares(2)               ___          ___          ___          ___
--------------------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND
    Class A Shares                 $___         $___         $___         $___
    Class B Shares(1)               ___          ___          ___          ___
    Class B Shares(2)               ___          ___          ___          ___
    Class C Shares(1)               ___          ___          ___          ___
    Class C Shares(2)               ___          ___          ___          ___
--------------------------------------------------------------------------------
ULTRA SHORT BOND FUND
    Class A Shares                 $___         $___         $___         $___
    Class B Shares(1)               ___          ___          ___          ___
    Class B Shares(2)               ___          ___          ___          ___
    Class C Shares(1)               ___          ___          ___          ___
    Class C Shares(2)               ___          ___          ___          ___


(1)   If you sell your shares at the end of the period.

(2)   If you do not sell your shares at the end of the period.

TAX FREE BOND FUNDS


ALLEGIANT INTERMEDIATE TAX EXEMPT BOND FUND


FUND SUMMARY

INVESTMENT GOAL                        Current income exempt from federal income
                                       tax as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY          Investing in municipal obligations that
                                       pay interest that is exempt from federal income tax

PRINCIPAL RISKS                        Market risk, interest rate risk, credit
                                       risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Intermediate Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in bonds that generate income exempt from federal income tax (including the federal alternative minimum tax). Fund dividends may be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes, such as those derived from occasional taxable investments and distributions of short and long-term capital gains.

The Fund invests in a variety of municipal debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.


The Fund primarily invests in investment grade securities. Investment grade municipal securities are those rated in one of the four highest rating categories as determined by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders. The Fund normally will maintain a dollar-weighted average effective maturity of between three and ten years.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The performance of Class A Shares of the Allegiant Intermediate Tax Exempt Bond Fund for the period April 9, 1998 until June 22, 1998, when Class A Shares were first offered for sale, is represented by the performance of the Fund's Class I Shares. The performance of Class A Shares of the Intermediate Tax Exempt Bond Fund for the period prior to April 9, 1998 is represented by the performance of a common trust fund which operated prior to the effectiveness of the registration statement of the Intermediate Tax Exempt Bond Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the Intermediate Tax Exempt Bond Fund's inception as a registered mutual fund, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as those of the Fund. In connection with the Intermediate Tax Exempt Bond Fund's commencement of operations as a registered mutual fund, the common trust fund transferred its assets to the Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the Intermediate Tax Exempt Bond Fund.

The common trust fund was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the common trust fund, which are separate and distinct from the Intermediate Tax Exempt Bond Fund, do not represent past performance of the Fund, and should not be considered as representative of future results of the Fund.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS


1995         1996        1997         1998       1999           2000        2001         2002         2003         2004
14.05%      -1.07%       6.57%        5.85%      -0.91%         8.87%       4.48%        8.15%        3.73%        2.06%

Best Quarter              3.66%        (6/30/02)
Worst Quarter            -2.16%        (6/30/04)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 1.13%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY AND ONLY SINCE THE FUND COMMENCED INVESTMENT OPERATIONS AS A REGISTERED MUTUAL FUND. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                             SINCE               DATE OF
                                                                                        COMMENCEMENT AS      COMMENCEMENT AS
CLASS A SHARES                             1 YEAR        5 YEARS        10 YEARS        REGISTERED FUND      REGISTERED FUND
---------------------------------------------------------------------------------------------------------------------------------
Allegiant Intermediate Tax
Exempt Bond Fund                                                                                                 6/22/98

   Returns Before Taxes                    -0.97%          4.78%          4.73%(1)            4.03%

   Returns After Taxes on
   Distributions                           -0.97%          4.78%           N/A(2)             6.14%

   Returns After Taxes on
   Distributions and Sale of Fund
   Shares                                   0.62%          4.67%           N/A(2)             6.14%
---------------------------------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal
Bond Index(3) (reflects no
deduction for fees,
expenses or taxes)                          3.15%          6.61%          6.48%               5.63%           Since 6/30/98
---------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                             1 YEAR        5 YEARS        10 YEARS        SINCE INCEPTION      DATE OF INCEPTION
---------------------------------------------------------------------------------------------------------------------------------
Allegiant Intermediate Tax
Exempt Bond Fund                           -3.58%          4.36%           N/A                3.40%              1/28/99
---------------------------------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index(3)
(reflects no deduction for fees,
expenses or taxes)                          3.15%          6.61%           N/A                5.27%           Since 1/31/99
---------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                             1 YEAR        5 YEARS        10 YEARS        SINCE INCEPTION      DATE OF INCEPTION
---------------------------------------------------------------------------------------------------------------------------------
Allegiant Intermediate Tax Exempt           0.26%           N/A            N/A                4.49%               2/24/00
Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index(3)
(reflects no deduction for fees,
expenses or taxes)                          3.15%           N/A            N/A                6.81%           Since 2/29/00
---------------------------------------------------------------------------------------------------------------------------------

(1) Performance for periods prior to the Fund's commencement as a registered mutual fund reflects performance of the predecessor common trust fund described above.

(2) After-tax returns for periods prior to commencement of operations as a registered mutual fund are not available.

(3) The Lehman 7-Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

FUND FEES AND EXPENSES

See page 108 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND


FUND SUMMARY

INVESTMENT GOAL                        Current income exempt from federal income
                                       tax and, to the extent possible, from
                                       Michigan personal income tax, as is
                                       consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY          Investing in municipal obligations that
                                       pay interest that is exempt from federal and Michigan state income taxes

PRINCIPAL RISKS                        Market risk, interest rate risk, credit
                                       risk, single state risk,
                                       non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Michigan Intermediate Municipal Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital. Such income may be subject to the federal alternative minimum tax when received by certain shareholders. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in debt securities issued by or on behalf of the State of Michigan, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Michigan state income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Michigan municipal bonds). As a matter of fundamental policy, the Fund normally invests at least 80% of the value of its net assets plus any borrowings for investment purposes in Michigan municipal bonds. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Michigan residents.


In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of its shareholders. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Michigan municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Michigan makes the Fund susceptible to economic, political and regulatory events that affect Michigan.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone Michigan Municipal Bond Fund which was reorganized into the Allegiant Michigan Intermediate Municipal Bond Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS


1995             1996       1997         1998         1999         2000         2001       2002         2003          2004
13.24%           2.84%      6.93%        4.76%        -1.60%       8.71%        4.38%      8.06%        3.83%         1.59%

Best Quarter                   5.19%               (3/31/95)
Worst Quarter                 -2.02%               (6/30/99)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 0.80%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

-----------------------------------------------------------------------------------------

CLASS A SHARES                                      1 YEAR       5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------
Allegiant Michigan Intermediate
Municipal Bond Fund
   Returns Before Taxes                              -1.48%        4.65%        4.87%
   Returns After Taxes on Distributions              -1.50%        4.63%        4.81%
   Returns After Taxes on
   Distributions and Sale of Fund
   Shares                                             0.47%        4.59%        4.78%
-----------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                                    3.15%        6.61%        6.48%
-----------------------------------------------------------------------------------------

CLASS B SHARES                                       1 YEAR       5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------
Allegiant Michigan Intermediate
Municipal Bond Fund                                  -4.07%        4.16%        4.59%
-----------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond
Index(1) (reflects no deduction
for fees, expenses or taxes)                          3.15%        6.61%        6.48%
-------------------------------------------------------------------------------------------------------------------------
                                                                                            SINCE           DATE OF
CLASS C SHARES                                       1 YEAR       5 YEARS     10 YEARS    INCEPTION        INCEPTION
-------------------------------------------------------------------------------------------------------------------------
Allegiant Michigan Intermediate
Municipal Bond Fund                                  -0.18%         N/A          N/A        3.28%           8/6/01
-------------------------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond
Index(1) (reflects no deduction for
fees, expenses or taxes)                              3.15%         N/A          N/A        5.65%        Since 7/31/01
-------------------------------------------------------------------------------------------------------------------------

(1) The Lehman 7-Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

FUND FEES AND EXPENSES

See page 108 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT OHIO INTERMEDIATE TAX EXEMPT BOND FUND
FUND SUMMARY


INVESTMENT GOAL                        Current income exempt from federal income
                                       tax and, to the extent possible, Ohio
                                       personal income taxes, consistent with
                                       conservation of capital

PRINCIPAL INVESTMENT STRATEGY          Investing in municipal obligations that
                                       pay interest that is exempt from federal income and Ohio personal income taxes

PRINCIPAL RISKS                        Market risk, interest rate risk, credit
                                       risk, single state risk,
                                       non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Ohio Intermediate Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with the conservation of capital. The investment objective may be changed without a shareholder vote.

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities issued by the State of Ohio, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income taxes (including the federal alternative minimum tax) and Ohio personal income taxes (Ohio municipal bonds). Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Ohio residents. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.


The Fund invests primarily in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders. The Fund normally will maintain an average weighted effective maturity of between three and ten years.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Ohio municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Ohio makes the Fund susceptible to economic, political and regulatory events that affect Ohio.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS


1995             1996          1997          1998          1999         2000        2001        2002         2003        2004
13.37%           3.92%         7.35%         5.25%         -1.14%       8.67%       4.23%       8.53%        3.51%       1.91%

Best Quarter                5.04%         (3/31/95)
Worst Quarter              -1.96%         (6/30/99)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 1.03%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.


---------------------------------------------------------------------------------------------
CLASS A SHARES                                       1 YEAR       5 YEARS        10 YEARS
---------------------------------------------------------------------------------------------
Allegiant Ohio Intermediate Tax
Exempt Bond Fund
   Returns Before Taxes                              -1.11%         4.69%          5.17%
   Returns After Taxes on Distributions              -1.11%         4.69%          5.17%
   Returns After Taxes on
   Distributions and Sale of Fund Shares              0.46%         4.59%          5.07%
---------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                                    3.15%         6.61%          6.48%
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE              DATE OF
CLASS B SHARES                                        1 YEAR       5 YEARS        10 YEARS      INCEPTION          INCEPTION
----------------------------------------------------------------------------------------------------------------------------------
Allegiant Ohio Intermediate Tax
Exempt Bond Fund                                     -3.81%          N/A            N/A            2.47%             12/4/01
----------------------------------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                                    3.15%          N/A            N/A            5.82%           Since 11/30/01
----------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                                       1 YEAR       5 YEARS        10 YEARS     SINCE INCEPTION   DATE OF INCEPTION
----------------------------------------------------------------------------------------------------------------------------------
Allegiant Ohio Intermediate Tax Exempt Bond Fund      0.12%          N/A            N/A            4.46%             6/23/00
----------------------------------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond
Index(1) (reflects no deduction for
fees, expenses or taxes)                              3.15%          N/A            N/A            6.61%          Since 6/30/00
----------------------------------------------------------------------------------------------------------------------------------

(1) The Lehman 7-Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

FUND FEES AND EXPENSES

See page 109 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND


FUND SUMMARY

INVESTMENT GOAL                        Current income exempt from both regular
                                       federal income tax and, to the extent
                                       possible, Pennsylvania personal income
                                       tax as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY          Investing in municipal obligations that
                                       pay interest that is exempt from federal income and Pennsylvania personal income taxes

PRINCIPAL RISKS                        Market risk, interest rate risk, credit
                                       risk, single state risk,
                                       non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Pennsylvania Intermediate Municipal Bond Fund's investment objective is to provide current income exempt from regular federal income tax and, to the extent possible, from Pennsylvania personal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in debt securities issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal income and Pennsylvania personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Pennsylvania municipal bonds). As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in Pennsylvania municipal bonds.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.


The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders. The Fund normally will maintain an average weighted portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Pennsylvania municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Pennsylvania makes the Fund susceptible to economic, political and regulatory events that affect Pennsylvania.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below. The performance of Class B Shares and Class C Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS


1997            1998          1999         2000          2001          2002          2003         2004
6.83%           5.62%         -1.05%       8.77%         4.20%         8.03%         3.63%        1.77%


Best Quarter                   3.79%               (9/30/02)
Worst Quarter                 -2.17%               (6/30/04)



The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 1.16%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES AND CLASS C SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS B SHARES BECAUSE CLASS B SHARES HAD NOT COMMENCED INVESTMENT OPERATIONS AS OF DECEMBER 31, 2004. AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS B SHARES AND CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.



--------------------------------------------------------------------------------------------------------------------------------
                                                                                               SINCE              DATE OF
CLASS A SHARES                                            1 YEAR           5 YEARS           INCEPTION           INCEPTION
--------------------------------------------------------------------------------------------------------------------------------
Allegiant Pennsylvania Intermediate                                                                                9/11/96
Municipal Bond Fund
   Returns Before Taxes                                   -1.25%            4.60%               4.47%
   Returns After Taxes on Distributions                   -1.25%            4.60%               4.50%
   Returns After Taxes on Distributions
   and Sale of Fund Shares                                 0.26%            4.51%               4.46%
--------------------------------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                                         3.15%            6.61%               6.00%           Since 8/31/96
--------------------------------------------------------------------------------------------------------------------------------
                                                                                               SINCE              DATE OF
CLASS C SHARES                                            1 YEAR           5 YEARS           INCEPTION           INCEPTION
--------------------------------------------------------------------------------------------------------------------------------
Allegiant Pennsylvania Intermediate
Municipal Bond Fund                                        0.07%             N/A                3.68%              2/24/00
--------------------------------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                                         3.15%             N/A                6.81%           Since 2/29/00
--------------------------------------------------------------------------------------------------------------------------------

(1) The Lehman 7-Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

FUND FEES AND EXPENSES

See page 109 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                                     MICHIGAN INTERMEDIATE
                                                       INTERMEDIATE TAX EXEMPT BOND FUND               MUNICIPAL BOND FUND

                                                     CLASS A        CLASS B       CLASS C      CLASS A       CLASS B       CLASS C
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as
percentage of offering price)                        3.00%(1)       None          None         3.00%(1)      None          None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as percentage of
net asset value)                                     None           5.00%(2)      1.00%(3)     None          5.00%(2)      1.00%(3)
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested
Dividends and Other Distributions
(as a percentage of offering price)                  None           None          None         None          None          None
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                      None           None          None         None          None          None
------------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                         None           None          None         None          None          None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees(4)                          0.55%          0.55%         0.55%        0.55%         0.55%         0.55%
------------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                            0.05%(5)       0.75%         0.75%        0.05%(5)      0.75%         0.75%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(6)                     0.25%          0.25%         0.25%        0.25%         0.25%         0.25%
------------------------------------------------------------------------------------------------------------------------------------
   Other                                              __%            __%           __%          __%           __%           __%
------------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                  __%            __%           __%          __%           __%           __%
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(4)                                 __%            __%           __%          __%           __%           __%
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                    OHIO INTERMEDIATE TAX EXEMPT                 PENNSYLVANIA INTERMEDIATE
                                                               BOND FUND                             MUNICIPAL BOND FUND

                                                   CLASS A     CLASS B     CLASS C            CLASS A      CLASS B       CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases (as percentage
of offering price)                                 3.00%(1)    None          None             3.00%(1)     None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as percentage of net
asset value)                                       None        5.00%(2)      1.00%(3)         None         5.00%(2)       1.00%(3)
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                    None        None          None             None         None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                    None        None          None             None         None           None
------------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                       None        None          None             None         None           None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees(4)                        0.55%       0.55%         0.55%            0.55%        0.55%          0.55%
------------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                          0.05%(5)    0.75%         0.75%            0.05%(5)     0.75%          0.75%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(6)                   0.25%       0.25%         0.25%            0.25%        0.25%          0.25%
------------------------------------------------------------------------------------------------------------------------------------
   Other                                            __%         __%           __%              __%          __%            __%
------------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                __%         __%           __%              __%          __%            __%
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(4)                               __%         __%           __%              __%          __%            __%
------------------------------------------------------------------------------------------------------------------------------------


(1) This sales charge varies depending upon how much you invest. See the "Sales Charges" section of this prospectus.


(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. Class B Shares convert to Class A Shares after eight years. For more information see the "Contingent Deferred Sales Charges" section of this prospectus.


(3) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(4) The Adviser waived a portion of its advisory fees for each Fund during the last fiscal year. After these fee waivers, each Fund's Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:


                                                                               TOTAL            TOTAL            TOTAL
                                                             ADVISORY         EXPENSES         EXPENSES        EXPENSES
  FUND                                                         FEES          (CLASS A)        (CLASS B)        (CLASS C)
  Intermediate Tax Exempt Bond Fund                            0.40%            __%              __%              __%
  Michigan Intermediate Municipal Bond Fund                    0.40%            __%              __%              __%
  Ohio Intermediate Tax Exempt Bond Fund                       0.40%            __%              __%              __%
  Pennsylvania Intermediate Municipal Bond Fund                0.40%            __%               *               __%

* Class B Shares of the Pennsylvania Intermediate Municipal Bond Fund were not in operation during the last fiscal year.

The Adviser expects to continue waiving a portion of its advisory fees for the Funds during the current fiscal year. After these fee waivers, each Fund's Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:


                                                                    TOTAL           TOTAL           TOTAL
                                                   ADVISORY        EXPENSES       EXPENSES         EXPENSES
  FUND                                               FEES         (CLASS A)       (CLASS B)       (CLASS C)

  Intermediate Tax Exempt Bond Fund                  0.40%           __%             __%             __%
  Michigan Intermediate Municipal Bond Fund          0.40%           __%             __%             __%
  Ohio Intermediate Tax Exempt Bond Fund             0.40%           __%             __%             __%
  Pennsylvania Intermediate Municipal Bond Fund      0.40%           __%             __%             __%


      These fee waivers are voluntary and may be revised or discontinued at any time.

(5) Represents actual Distribution (12b-1) Fees incurred by each Fund's Class A Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than 0.05% during the current fiscal year.

(6) Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Allegiant Tax Free Bond Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                                      1 YEAR         3 YEARS         5 YEARS         10 YEARS
                                                      ------         -------         -------         --------
INTERMEDIATE TAX EXEMPT BOND FUND
    Class A Shares                                    $___            $___            $___            $___
    Class B Shares(1)                                  ___             ___             ___             ___
    Class B Shares(2)                                  ___             ___             ___             ___
    Class C Shares(1)                                  ___             ___             ___             ___
    Class C Shares(2)                                  ___             ___             ___             ___
-----------------------------------------------------------------------------------------------------------------
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
    Class A Shares                                    $___            $___            $___            $___
    Class B Shares(1)                                  ___             ___             ___             ___
    Class B Shares(2)                                  ___             ___             ___             ___
    Class C Shares(1)                                  ___             ___             ___             ___
    Class C Shares(2)                                  ___             ___             ___             ___
-----------------------------------------------------------------------------------------------------------------
OHIO INTERMEDIATE TAX EXEMPT BOND FUND
    Class A Shares                                    $___            $___            $___            $___
    Class B Shares(1)                                  ___             ___             ___             ___
    Class B Shares(2)                                  ___             ___             ___             ___
    Class C Shares(1)                                  ___             ___             ___             ___
    Class C Shares(2)                                  ___             ___             ___             ___
-----------------------------------------------------------------------------------------------------------------
PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
    Class A Shares                                    $___            $___            $___            $___
    Class B Shares(1)                                  ___             ___             ___             ___
    Class B Shares(2)                                  ___             ___             ___             ___
    Class C Shares(1)                                  ___             ___             ___             ___
    Class C Shares(2)                                  ___             ___             ___             ___
-----------------------------------------------------------------------------------------------------------------


(1)   If you sell your shares at the end of the period.

(2)   If you do not sell your shares at the end of the period.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES


This section provides additional information about the principal investment strategies used by the Funds and the related risks. The Funds' Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The Aggressive Allocation and Conservative Allocation Funds indirectly may be subject to the risks applicable to the Underlying Allegiant Funds in which they may invest, (i.e., the Allegiant International Equity, Allegiant Large Cap Growth, Allegiant Large Cap Value, Allegiant Small Cap Growth, Allegiant Small Cap Value, Allegiant Bond, Allegiant Intermediate Bond and Allegiant Money Market Funds). See "Information About the Underlying Allegiant Money Market Fund" on page 118 for information about the principal investment strategies and risks for the Allegiant Money Market Fund, which is offered for sale in a separate prospectus. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Statement of Additional Information and on the Funds' website. The following chart indicates the specific types of investments in which each Fund primarily invests.

--------------------------------------------------------------------------------

                 Equity     Convertible    Exchange    Fixed Income   Government
               Securities   Securities   Traded Funds   Securities    Securities
--------------------------------------------------------------------------------
ALLEGIANT
INTERNATIONAL
EQUITY FUND         X                         X
--------------------------------------------------------------------------------
ALLEGIANT
LARGE CAP
CORE EQUITY
FUND                X                         X
--------------------------------------------------------------------------------
ALLEGIANT
LARGE CAP
GROWTH FUND         X                         X
--------------------------------------------------------------------------------
ALLEGIANT
LARGE CAP
VALUE FUND          X                         X
--------------------------------------------------------------------------------
ALLEGIANT
MID CAP
GROWTH FUND         X                         X
--------------------------------------------------------------------------------
ALLEGIANT
MID CAP
VALUE FUND          X                         X
--------------------------------------------------------------------------------
ALLEGIANT
S&P 500
INDEX FUND          X                         X
--------------------------------------------------------------------------------
ALLEGIANT
SMALL CAP
CORE FUND           X                         X
--------------------------------------------------------------------------------
ALLEGIANT
SMALL CAP
GROWTH FUND         X                         X
--------------------------------------------------------------------------------
ALLEGIANT
SMALL CAP
VALUE FUND          X                         X
--------------------------------------------------------------------------------
ALLEGIANT
AGGRESSIVE
ALLOCATION
FUND                X                         X            X              X
--------------------------------------------------------------------------------
ALLEGIANT
BALANCED
ALLOCATION
FUND                X            X            X            X              X
--------------------------------------------------------------------------------
ALLEGIANT
CONSERVATIVE
ALLOCATION
FUND                X                         X            X              X
--------------------------------------------------------------------------------
ALLEGIANT
BOND FUND                                     X            X              X
--------------------------------------------------------------------------------
ALLEGIANT
GOVERNMENT
MORTGAGE FUND                                 X            X              X
--------------------------------------------------------------------------------
ALLEGIANT
INTERMEDIATE
BOND FUND                                     X            X              X
--------------------------------------------------------------------------------
ALLEGIANT
LIMITED
MATURITY
BOND FUND                                     X            X              X
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  High-Yield
                    Lower                     Asset-      Mortgage-
                    Rated       Municipal     Backed       Backed        Foreign
                  Securities   Securities   Securities   Securities     Securities
-----------------------------------------------------------------------------------
ALLEGIANT
INTERNATIONAL
EQUITY FUND                                                                  X
-----------------------------------------------------------------------------------
ALLEGIANT
LARGE CAP
CORE EQUITY
FUND
-----------------------------------------------------------------------------------
ALLEGIANT
LARGE CAP
GROWTH FUND
-----------------------------------------------------------------------------------
ALLEGIANT
LARGE CAP
VALUE FUND
-----------------------------------------------------------------------------------
ALLEGIANT
MID CAP
GROWTH FUND
-----------------------------------------------------------------------------------
ALLEGIANT
 MID CAP
VALUE FUND
-----------------------------------------------------------------------------------
ALLEGIANT
S&P 500
INDEX FUND
-----------------------------------------------------------------------------------
ALLEGIANT
SMALL CAP
CORE FUND
-----------------------------------------------------------------------------------
ALLEGIANT
SMALL CAP
GROWTH FUND
-----------------------------------------------------------------------------------
ALLEGIANT
SMALL CAP
VALUE FUND
-----------------------------------------------------------------------------------
ALLEGIANT
AGGRESSIVE
ALLOCATION
FUND                                              X           X
-----------------------------------------------------------------------------------
ALLEGIANT
BALANCED
ALLOCATION
FUND                                              X           X              X
-----------------------------------------------------------------------------------
ALLEGIANT
CONSERVATIVE
ALLOCATION
FUND                                              X           X
-----------------------------------------------------------------------------------
ALLEGIANT
BOND FUND                                         X           X
-----------------------------------------------------------------------------------
ALLEGIANT
GOVERNMENT
MORTGAGE FUND                                     X           X
-----------------------------------------------------------------------------------
ALLEGIANT
INTERMEDIATE
BOND FUND                                         X           X
-----------------------------------------------------------------------------------
ALLEGIANT
LIMITED
MATURITY
BOND FUND                                         X           X
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                 Equity     Convertible    Exchange    Fixed Income   Government
               Securities   Securities   Traded Funds   Securities    Securities
--------------------------------------------------------------------------------
ALLEGIANT
TOTAL RETURN
ADVANTAGE
FUND                                          X            X              X
--------------------------------------------------------------------------------
ALLEGIANT
ULTRA
SHORT BOND
FUND                                          X            X              X
--------------------------------------------------------------------------------
ALLEGIANT
INTERMEDIATE
TAX EXEMPT
BOND FUND                                                  X
--------------------------------------------------------------------------------
ALLEGIANT
MICHIGAN
INTERMEDIATE
MUNICIPAL
BOND FUND                                                  X
--------------------------------------------------------------------------------
ALLEGIANT OHIO
INTERMEDIATE
TAX EXEMPT BOND
FUND                                                       X
--------------------------------------------------------------------------------
ALLEGIANT
PENNSYLVANIA
INTERMEDIATE
MUNICIPAL
BOND FUND                                                  X
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  High-Yield
                    Lower                     Asset-      Mortgage-
                    Rated       Municipal     Backed       Backed        Foreign
                  Securities   Securities   Securities   Securities     Securities
-----------------------------------------------------------------------------------
ALLEGIANT
TOTAL RETURN
ADVANTAGE
FUND                   X                        X            X
-----------------------------------------------------------------------------------
ALLEGIANT
ULTRA
SHORT BOND
FUND                                            X            X
-----------------------------------------------------------------------------------
ALLEGIANT
INTERMEDIATE
TAX EXEMPT
BOND FUND                            X
-----------------------------------------------------------------------------------
ALLEGIANT
MICHIGAN
INTERMEDIATE
MUNICIPAL
BOND FUND                            X
-----------------------------------------------------------------------------------
ALLEGIANT OHIO
INTERMEDIATE
TAX EXEMPT BOND
FUND                                 X
-----------------------------------------------------------------------------------
ALLEGIANT
PENNSYLVANIA
INTERMEDIATE
MUNICIPAL
BOND FUND                            X
-----------------------------------------------------------------------------------

EQUITY SECURITIES

Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

CONVERTIBLE SECURITIES

Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.


EXCHANGE-TRADED FUNDS


Each Fund (except the Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund, and Pennsylvania Intermediate Municipal Bond
Fund) may invest in various types of exchange-traded funds ("ETFs"). ETFs own stocks included in a particular index and changes in the market price of ETFs (before deducting the ETFs' expenses) are generally expected to track the movement of the associated index relatively closely. However, the price movement of ETFs may not perfectly parallel the price action of the associated indices. To the extent a Fund invests in ETFs, shareholders of the Fund may be subject to duplicative management fees. ETFs include iSharesSM, Standard & Poor's Depositary ReceiptsTM ("SPDRs"), S&P Sector SPDRs, DIAMONDS, and other security baskets. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values ("NAVs") of their underlying indices and supply and demand of iShares on the American Stock Exchange ("AMEX"). However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the American Stock Exchange ("AMEX") necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy. SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index. S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average. The Investment Company Act of 1940, as amended ("1940 Act"), limits investments by registered investment companies in the securities of other investment companies. However, a Fund may invest in ETFs in excess of these limits in accordance with Securities and Exchange Commission ("SEC") exemptive relief granted to such ETFs.

FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.


GOVERNMENT SECURITIES


As part of their principal investment strategies, each of the Allegiant Balanced Allocation Fund, Allegiant Bond Fund, Allegiant Intermediate Bond Fund, Allegiant Limited Maturity Bond Fund, Allegiant Ultra Short Bond Fund and Allegiant Total Return Advantage Fund, Allegiant Aggressive Allocation Fund, Allegiant Conservative Allocation Fund and Allegiant Government Mortgage Fund listed in preceding chart as investing in government securities may invest in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.

o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

MUNICIPAL SECURITIES

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

ASSET-BACKED SECURITIES

Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o A Fund may incur substantial costs in connection with conversions between various currencies.

o A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

THE FUND OF FUNDS STRUCTURE OF THE AGGRESSIVE ALLOCATION AND CONSERVATIVE ALLOCATION FUNDS

Each of the Aggressive Allocation and Conservative Allocation Funds is structured as a "fund of funds," which means that each Fund attempts to implement its investment strategies by investing in Underlying Allegiant Funds.

Each Fund has its own distinct risk and reward characteristics, investment objectives, policies and strategies. The Adviser constructs and maintains asset allocation strategies for the Funds. The degree to which a Fund is invested in the particular market segments and/or asset classes represented by the Underlying Allegiant Funds varies, as does the investment risk and reward potential represented by each Fund. Because of the historical lack of correlation between various asset classes, an investment in the Funds may reduce an investor's overall level of volatility. As a result, an asset allocation strategy may reduce risk.

In managing the Funds, the Adviser focuses on three key principles: asset allocation, portfolio structure, and continuous Fund management. Asset allocation across appropriate asset classes (i.e., the Underlying Allegiant Funds) is the central theme of Allegiant's investment philosophy. The Adviser seeks to reduce risk by investing in Underlying Allegiant Funds that are diversified within each asset class. Finally, the Adviser regularly rebalances to ensure that the appropriate mix of assets is constantly in place.

Each Fund reserves the ability to convert from the fund of funds structure in the future and to invest directly in the types of securities in which the Underlying Allegiant Funds invest. Shareholders will be notified in advance before the structure of a Fund is changed.

You may invest in the Underlying Allegiant Funds directly. By investing in the Underlying Allegiant Funds indirectly through the Funds, you will incur not only a proportionate share of the expenses of the Underlying Allegiant Funds held by the Funds, but also expenses of the Funds.


Each Underlying Allegiant Fund other than the Allegiant Money Market Fund is offered for sale by and described in this prospectus. Please see the following section for a description of the Allegiant Money Market Fund, which is offered for sale in a separate prospectus.


INFORMATION ABOUT THE UNDERLYING ALLEGIANT MONEY MARKET FUND

The Allegiant Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.


The Fund invests in a variety of high quality, short-term U.S dollar denominated money market securities, including certificates of deposit, time deposits, and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a sovereign debt rating in the highest short-term rating category by at least two nationally recognized statistical rating organizations (NRSROs) or, if only one NRSRO has rated such debt, then by that NRSRO (or, if unrated, determined by the Adviser to be of comparable quality).

The Fund also may invest in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government and in repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser. The Fund invests at least 95% of its total assets in securities rated in the highest rating category by one or more NRSROs or, if unrated, determined by the Adviser to be of comparable quality.

In selecting investments for the Fund, the Adviser actively buys throughout the money market curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

An investment in the Fund carries the following principal risks:

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.


This table shows the Fund's average annual total returns for the periods ended December 31, 2004.


-------------------------------------------------------------------------------


CLASS I SHARES                          1 YEAR        5 YEARS     10 YEARS
-------------------------------------------------------------------------------
Allegiant Money Market Fund              0.96%         2.65%        3.96%
-------------------------------------------------------------------------------

MORE INFORMATION ABOUT FUND INVESTMENTS


The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section for each Fund are those that the Funds use under normal circumstances. Each Fund (except the Aggressive Allocation and Conservative Allocation Funds) also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See the Statement of Additional Information for more detail on the investments and strategies used by the Funds.


For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.


In fulfilling the 80% investment requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of a Fund's principal investment strategies. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in the Statement of Additional Information.

Each Equity Fund may invest in foreign securities. The International Equity Fund invests in foreign securities as part of its principal investment strategy. The S&P 500 Index Fund will only invest in foreign securities if they are included in the S&P 500 Composite Stock Price Index. Each other Equity Fund may invest in foreign securities, but these Funds do not use such investments as part of their principal investment strategies.


Allegiant has obtained an order from the SEC that allows the Funds to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Allegiant and Allegiant Advantage Fund. A Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets. The Aggressive Allocation and Conservative Allocation Funds' investments in money market funds offered by Allegiant are limited to investments in the Allegiant Money Market Fund, in accordance with each such Fund's investment policies.

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. Because they use different investment strategies, the Funds carry different levels of share price volatility. TAX EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS AND THE BENEFITS OF THE TAX EXEMPTION CANNOT BE REALIZED IN A TAX-DEFERRED ACCOUNT. Please consult your financial adviser for help in deciding which Fund is right for you.

--------------------------------------------------------------------------------
                                  EQUITY FUNDS
--------------------------------------------------------------------------------

FUND                               MAY BE APPROPRIATE FOR . . .

--------------------------------------------------------------------------------
International Equity Fund          Investors seeking capital appreciation who
                                   are willing to accept the risks of investing
                                   in a fund that invests primarily in common
                                   stocks of foreign companies
--------------------------------------------------------------------------------
Large Cap Core Equity Fund         Investors seeking capital appreciation who
                                   are willing to accept the risks of investing
                                   in a fund that invests primarily in common
                                   stocks
--------------------------------------------------------------------------------
Large Cap Growth Fund              Investors seeking capital appreciation who
                                   are willing to accept the risks of investing
                                   in a fund that invests primarily in
                                   growth-oriented common stocks of large cap
                                   companies
--------------------------------------------------------------------------------
Large Cap Value Fund               Investors seeking capital appreciation who
                                   are willing to accept the risks of investing
                                   in a fund that invests primarily in
                                   value-oriented common stocks of large cap
                                   companies
--------------------------------------------------------------------------------
Mid Cap Growth Fund                Investors seeking capital appreciation who
                                   are willing to accept the risks of investing
                                   in a fund that invests primarily in
                                   growth-oriented common stocks of mid cap
                                   companies
--------------------------------------------------------------------------------
Mid Cap Value Fund                 Investors seeking capital appreciation who
                                   are willing to accept the risks of investing in a fund that invests primarily in value-oriented common stocks of mid cap companies

FUND                               MAY BE APPROPRIATE FOR . . .

--------------------------------------------------------------------------------
S&P 500 Index Fund                 Investors seeking returns similar to those of
                                   the S&P 500 Composite Stock Price Index who
                                   are willing to accept the risks of investing
                                   in a fund that invests primarily in common
                                   stocks
--------------------------------------------------------------------------------
Small Cap Core Fund                Investors seeking capital appreciation who
                                   are willing to accept the risks of investing
                                   in a fund that invests primarily in common
                                   stocks of small cap companies
--------------------------------------------------------------------------------
Small Cap Growth Fund              Investors seeking capital appreciation who
                                   are willing to accept the risks of investing in a fund that invests primarily in growth-oriented common stocks of small cap companies

--------------------------------------------------------------------------------
Small Cap Value Fund               Investors seeking capital appreciation who
                                   are willing to accept the risks of investing
                                   in a fund that invests primarily in
                                   value-oriented common stocks of small cap
                                   companies
--------------------------------------------------------------------------------
                             ASSET ALLOCATION FUNDS
--------------------------------------------------------------------------------

FUND                               MAY BE APPROPRIATE FOR . . .

--------------------------------------------------------------------------------
Aggressive Allocation Fund         Investors seeking capital growth with the
                                   potential for above average total returns (as measured by the returns of the S&P 500
                                   Composite Stock Price Index) who are willing to accept the risks of investing in a fund that may allocate a high percentage of its assets in Underlying Allegiant Funds that focus their investments in equity securities

--------------------------------------------------------------------------------
Balanced Allocation Fund           Investors seeking broad diversification by
                                   asset class and style to manage risk and provide the potential for above average total returns (as measured by the returns of the S&P 500 Composite Stock Price Index and the
                                   Lehman U.S. Aggregate Bond Index)

FUND                               MAY BE APPROPRIATE FOR . . .


--------------------------------------------------------------------------------
Conservative Allocation Fund       Investors seeking current income with the
                                   potential for above average total returns (as
                                   measured by the returns of the Lehman
                                   Intermediate U.S Government/Credit Bond
                                   Index) who are willing to accept the risks of
                                   investing in a fund that may allocate a high
                                   percentage of its assets in Underlying
                                   Allegiant Funds that focus their investments
                                   in fixed income securities
--------------------------------------------------------------------------------
                               FIXED INCOME FUNDS
--------------------------------------------------------------------------------


FUND                               MAY BE APPROPRIATE FOR . . .

--------------------------------------------------------------------------------
Bond Fund                          Investors seeking current income who are
                                   willing to accept the risks of investing in a
                                   fund that invests primarily in fixed income
                                   securities
--------------------------------------------------------------------------------
Government Mortgage Fund           Investors seeking current income who are
                                   interested in the lower credit risk
                                   associated with a fund that invests primarily
                                   in U.S. government fixed income securities
--------------------------------------------------------------------------------
Intermediate Bond Fund             Investors seeking current income who are
                                   willing to accept the risks of investing in a
                                   fund that invests primarily in intermediate
                                   term fixed income securities
--------------------------------------------------------------------------------
Limited Maturity Bond Fund         Investors seeking current income who are
                                   seeking to minimize share price volatility
                                   relative to our other fixed income funds and
                                   who are willing to accept the risks of
                                   investing in a fund that invests primarily in
                                   shorter term fixed income securities
--------------------------------------------------------------------------------
Total Return Advantage Fund        Investors seeking total return with less
                                   share price volatility than a fund that
                                   invests primarily in equity securities who
                                   are willing to accept the risks of investing
                                   in a fund that invests primarily in fixed
                                   income securities
--------------------------------------------------------------------------------
Ultra Short Bond Fund              Investors seeking high current income but who
                                   desire the relative safety of investing in a
                                   fund that invests primarily in shorter term
                                   investment quality debt securities
--------------------------------------------------------------------------------

================================================================================
                               TAX-FREE BOND FUNDS
--------------------------------------------------------------------------------

FUND                                          MAY BE APPROPRIATE FOR . . .

--------------------------------------------------------------------------------
Intermediate Tax Exempt Bond Fund             Investors seeking current income
                                              exempt from federal income tax who
                                              are willing to accept moderate
                                              share price volatility
--------------------------------------------------------------------------------
Michigan Intermediate Municipal Bond Fund     Investors seeking current income
                                              exempt from federal and Michigan
                                              income taxes who are willing to
                                              accept moderate share price
                                              volatility
--------------------------------------------------------------------------------
Ohio Intermediate Tax Exempt Bond Fund        Investors seeking current income
                                              exempt from federal and Ohio
                                              income taxes who are willing to
                                              accept moderate share price
                                              volatility
--------------------------------------------------------------------------------
Pennsylvania Intermediate Municipal Bond      Investors seeking current income
Fund                                          exempt from federal and
                                              Pennsylvania income taxes who are
                                              willing to accept moderate share
                                              price volatility
--------------------------------------------------------------------------------


INVESTMENT ADVISER, SUB-ADVISER AND INVESTMENT TEAMS

Allegiant Asset Management Company, with its principal offices at 200 Public Square, 5th Floor, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2005, the Adviser had approximately $26 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

The Board of Trustees of Allegiant supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.


SUB-ADVISER

Investment Counselors, an SEC-registered investment adviser, serves as Sub-Adviser to the Allegiant Small Cap Core Fund. Investment Counselors, founded in 1968, is an investment management firm that provides investment supervisory services to its clients. Investment Counselors is a wholly owned subsidiary of National City Bank. Investment Counselors is located at 100 South Brentwood, Suite 100, St. Louis, Missouri, 63105. As of June 30, 2005, Investment Counselors managed over $___ million in assets.

As Sub-Adviser, Investment Counselors assists the Adviser in providing a continuous investment program for the Allegiant Small Cap Core Fund. For its services, Investment Counselors will receive sub-advisory fees from the Adviser at an annualized rate of 0.50% of the average daily net assets of the Fund.

INVESTMENT COUNSELORS' INVESTMENT PERFORMANCE

Although the Allegiant Small Cap Core Fund has limited prior performance history, the small cap equity team at Investment Counselors has substantial experience in managing accounts that focus on small cap issuers. Investment Counselors manages separate accounts with a small cap orientation having investment objectives, policies and strategies that are substantially similar to the Allegiant Small Cap Core Fund.


The tables below show the annual returns and long-term performance record established by Investment Counselors while managing client accounts. Please note that the performance results shown are those of Investment Counselors and not the investment results of the Allegiant Small Cap Core Fund. The results are not intended to predict or suggest the return to be experienced by the Fund or the return an individual investor might achieve by investing in the Fund.


The Allegiant Small Cap Core Fund's results may be different from the composite performance figures shown due to, among other things, differences in fees and expenses. The composite performance figures reflect the deduction of all advisory fees and trading costs, but do not reflect custody fees, which are paid by clients directly. The overall expenses of Investment Counselors' client accounts are generally lower than those experienced by Fund shareholders and, therefore, the performance of the Fund would generally be lower. The Fund's results also may be different because private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable securities and tax laws that, if applicable, could have adversely affected the performance of the client accounts. In addition, the securities held by the Fund will not be identical to the securities held by these accounts.


Included for comparison purposes are performance figures of the Russell 2000 Index, an unmanaged market index. Investors cannot invest directly in the index. The returns of the Russell 2000 Index reflect the reinvestment of dividends and distributions, but do not reflect the deduction of any fees, expenses or taxes.

INVESTMENT COUNSELORS SMALL CAP EQUITY COMPOSITE PERFORMANCE RESULTS


---------------------------------------------------------------------------------------------------------------------------------
      Year              Annual        Russell        Number        Composite       Total Assets at     Percentage        Total
     (as of             Total          2000            of         Dispersion       End of Period        of Firm          Firm
  December 31)        Return (%)     Index (%)     Portfolios        (%)             (millions)          Assets         Assets
---------------------------------------------------------------------------------------------------------------------------------
       1995              26.0          28.4            2             0.00               $35.0             0.26          $136.4
       1996              23.9          16.5            1             0.00               $41.0             0.08          $521.4
       1997              27.9          22.3            2             0.00               $62.0             0.12          $512.2
       1998               4.9          -2.6            3             0.32               $68.0             0.11          $592.1
       1999              11.9          21.3            2             0.22               $65.4             0.11          $591.0
       2000               3.4          -3.0            2             0.16               $36.4             0.07          $527.3
       2001              -4.6           2.5            2             0.06               $34.5             0.09          $405.4
       2002             -15.1         -20.5            3             0.15               $29.3             0.08          $350.9
       2003              52.2          47.3            3             2.06               $2.4              0.01          $459.5
       2004
---------------------------------------------------------------------------------------------------------------------------------

ANNUALIZED RETURNS (AS OF DECEMBER 31, 2004)

                   INVESTMENT COUNSELORS
                 SMALL CAP EQUITY COMPOSITE            RUSSELL 2000 INDEX
                 --------------------------            ------------------
1 Year                     ___%                               ___%
5 Year                     ___%                               ___%
10 Year                    ___%                               ___%


NOTES:


      1. Investment Counselors is an investment management firm that provides investment advisory services to its clients. Investment Counselors is an equity, fixed income and balanced portfolio investment manager that invests solely in U.S.-based securities.


      2. Investment Counselors has prepared and presented the above data in compliance with the AIMR Performance Presentation Standards (AIMR-PPS(TM)), the U.S. and Canadian version of Global Investment Performance Standards (GIPS(TM)). AIMR has not been involved in the preparation or review of this data or with Investment Counselors' claim of compliance. This method of calculating performance differs from the Securities and Exchange Commission's standardized methodology which may produce different results.

      3. The results shown above are of all discretionary, fee-paying accounts with investment objectives, policies and strategies substantially similar to those of the Allegiant Small Cap Core Fund and include both active and closed accounts.

      4. Performance figures are presented net of investment management and brokerage fees, and are negatively affected by the amount of the fees. Investment Counselors' Small Cap Equity average weighted annual management fee is 0.50% of average net assets.

      5. There have been no changes in personnel responsible for the investment management process of this composite and no alteration of the composite for any reason. No selective periods of performance have been utilized. Results from all accounts have been continuous from the first full month under Investment Counselors' management to present or last full month under Investment Counselors' management. Composites are valued on a monthly basis and are geometrically linked. Valuations and returns are computed and stated in U.S. Dollars and are computed using a time-weighted rate of return. The composite is asset weighted using beginning-of-period weightings. Accrual accounting is used for fixed income securities. Trade date is used for the valuation. Leverage and derivatives were not used in the portfolios included in the composite.


      6. Investment Counselors' Small Cap Equity Composite was created on December 31, 1993. The composite is defined to include three (3) fee-paying, discretionary accounts over $500,000 that are managed according to the small cap equity strategy, and does not include wrap-fee accounts. As of December 31, 2004 the composite had $__ million in total assets. Investment Counselors' Small Cap Equity Composite results are of 40% of all Investment Counselors' small cap equity portfolios and represent less than 1% of Investment Counselors' total firm assets and of Investment Counselors' discretionary accounts. A complete list of composites and description of Investment Counselors' composites and presentations that adhere to the AIMR-PPS(TM) standards is available upon request by contacting Lisa Teter at LTETER@INVESTMENTCOUNSELORS.COM or by calling (314) 587-7734.


      7. AIMR standard composites represent 100% of discretionary and 99.5% of total firm assets.

      8. The dispersion of annual returns is measured by the standard deviation across asset-weighted portfolio returns represented with the composite for the full year.

      9. Past performance is no guarantee of future results. Products and services offered by Investment Counselors are subject to investment risks, including the possible loss of the principal invested. Products and services offered by Investment Counselors are not insured by the FDIC and are not deposits or other obligations of National City Bank, and are not guaranteed by National City Bank.

PRIOR PERFORMANCE INFORMATION FOR THE EQUITY INVESTMENT MANAGEMENT TEAM

The principal portfolio managers of the Equity Investment Management Team are Lawrence E. Eakin, Jr. and Christopher H. Wiles, CFA. They have the primary responsibility for the day-to-day management of the Large Cap Core Equity and Large Cap Growth Funds. The Equity Investment Management Team has substantial experience in managing investment companies that focus on large cap issuers. While employed at Strong Capital Management, Inc. and Rockhaven Asset Management, LLC, the Equity Investment Management Team was solely responsible for managing two mutual funds each with a large cap orientation having investment objectives, policies and strategies that are substantially similar, respectively, to the Allegiant Large Cap Core Equity Fund (the "Similar Core Equity Fund") and Allegiant Large Cap Growth Fund (the "Similar Growth Fund" and together with the Similar Core Equity Fund, the "Similar Funds").


Before joining the Equity Investment Management Team at Allegiant, Mr. Eakin co-managed the Similar Growth Fund and Similar Core Equity Fund (each as defined below). Mr. Eakin joined Strong as a Portfolio Manager in September 2002. Prior to joining Strong, Mr. Eakin served as Rockhaven's director of research since he joined the firm in February 1997. While at Rockhaven, he co-managed the Similar Growth Fund's predecessor, the Rockhaven Premier Fund and the Similar Core Equity Fund's predecessor, the Rockhaven Fund, since 2001. Mr. Eakin received his bachelor's degree in computer application information systems from Clarion University in 1986 and his master's degree in investment finance from Duquesne University in 1993.

Before joining the Equity Investment Management Team at Allegiant, Mr. Wiles co-managed the Similar Growth Fund and Similar Core Equity Fund and has earned the right to use the Chartered Financial Analyst designation. Mr. Wiles joined Strong as a Portfolio Manager in September 2002. Prior to joining Strong Mr. Wiles was the President and Founder of Rockhaven, an investment advisory firm. While at Rockhaven, he co-managed the Similar Growth Fund's predecessor, the Rockhaven Premier Fund and the Similar Core Equity Fund's predecessor, the Rockhaven Fund, since their inception in November 1997. He received his associate's degree in finance at Penn State University in 1979, his bachelor's degree in finance at Youngstown State University in 1982, and his master's of business administration degree from Cleveland State University in 1984.


The bar charts and the performance tables below show the returns for Class A Shares of the Similar Core Equity Fund and Investor Class Shares of the Similar Growth Fund for certain periods ended December 31, 2003. The information also provides some indication of the risks of investing in the Similar Funds by showing how each Similar Fund's average annual returns, which reflect Similar Fund expenses, compare with returns of a broad measure of market performance and an index of funds with similar investment objectives, which are unmanaged, have no expenses, and are unavailable for investment. The information assumes reinvestment of all dividends and distributions.

Please keep in mind that the past performance of each Similar Fund, before and after taxes, does not represent how the Funds will perform. Returns of the Funds may differ from those of the Similar Funds due, among other things, to differences in operating expenses between the Similar Funds and the respective Funds.

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                               1998            1999            2000           2001           2002           2003
Investor Class - Similar Growth Fund          14.83%          52.14%          3.35%         -8.97%        -18.09%          25.41%
Class A - Similar Core Equity Fund            11.88%          24.84%         -1.46%        -10.72%        -14.44%          22.93%

(1) The Investor Class - Similar Growth Fund's calendar year total returns for 1999 were primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such favorable returns can be consistently achieved.

BEST AND WORST QUARTERLY PERFORMANCE
(During the periods shown above)

Fund name                     Best quarter return      Worst quarter return
--------------------------------------------------------------------------------
Similar Growth Fund           29.98% (4th Q 1999)      -13.18% (2nd Q 2002)
Similar Core Equity Fund      19.95% (4th Q 1999)      -13.18% (2nd Q 2002)

                          AVERAGE ANNUAL TOTAL RETURNS
                                 As of 12-31-03

Fund/Index                                                        1 Year        5 Year       Inception
SIMILAR CORE EQUITY FUND(1)
Class A
      Return Before Taxes                                         14.68%         1.72%         3.75%
      Return After Taxes on Distributions                         14.64%         0.63%         2.75%
      Return After Taxes on Distributions
      And Sale of Fund Shares                                      9.57%         0.95%         2.73%
-------------------------------------------------------------------------------------------------------
S&P 500 Index(2) (reflects no deduction
for fees, expenses, or taxes)                                     28.67%        -0.57%         4.29%
-------------------------------------------------------------------------------------------------------
Lipper Large Cap Core Funds Index(3)
(reflects no deduction
for fees, expenses, or taxes)                                     24.80%        -1.08%         3.83%
-------------------------------------------------------------------------------------------------------

SIMILAR GROWTH FUND(4)
Investor Class
      Return Before Taxes                                         24.16%         8.01%         9.06%
      Return After Taxes on Distributions                         24.13%         6.41%         7.58%
      Return After Taxes on Distributions
      And Sale of Fund Shares                                     15.70%         6.01%         7.02%
-------------------------------------------------------------------------------------------------------
S&P 500 Index(2) (reflects no deduction
for fees, expenses, or taxes)                                     28.67%        -0.57%         4.29%
-------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index(5) (reflects no
deduction for fees, expenses, or taxes)                           29.75%        -5.11%         1.49%
-------------------------------------------------------------------------------------------------------
Lipper Large Cap Core Funds Index(3)
(reflects no deduction for fees, expenses,
or taxes)                                                         24.80%        -1.08%         3.83%
-------------------------------------------------------------------------------------------------------

      (1) The Similar Core Equity Fund, the Strong Advisor Large Company Core Fund, commenced operations on November 3, 1997.

      (2) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.

      (3) The Lipper Large Cap Core Funds Index is the average of the 30 largest funds in the Lipper category.


      (4) The Similar Growth Fund, the Strong Large Company Growth Fund, commenced operations on November 3, 1997.

      (5) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. After-tax returns are not relevant to investments through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Unlike the bar chart, the performance table reflects the impact of the maximum initial sales charge, which was first charged on November 30, 2000 for the Similar Core Equity Fund. No sales charge is imposed on reinvested dividends and distributions. The Similar Growth Fund does not impose any sales charges on purchases.


The table below shows the management teams responsible for each Fund as well as the advisory fees (after fee waivers) the Adviser receives for each Fund for the fiscal year ended May 31, 2005:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   ADVISORY FEES PAID AS A
                                                                                                    PERCENTAGE OF AVERAGE
                                                                                                NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                       MANAGEMENT TEAM                                       ENDED MAY 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                International Equity Investment
International Equity Fund                       Management Team                                             1.15%
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Core Equity Fund                      Equity Investment Management Team                           0.75%
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund                           Equity Investment Management Team                           0.75%
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                            Value Equity Investment Management Team                     0.75%
------------------------------------------------------------------------------------------------------------------------------------
                                                Structured Equity Investment
Mid Cap Growth Fund                             Management Team                                             0.75%
------------------------------------------------------------------------------------------------------------------------------------
                                                Mid-Value Equity Investment
Mid Cap Value Fund                              Management Team                                             0.75%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   ADVISORY FEES PAID AS A
                                                                                                    PERCENTAGE OF AVERAGE
                                                                                                NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                       MANAGEMENT TEAM                                       ENDED MAY 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                              Quantitative Analysis Management Team                       0.20%
------------------------------------------------------------------------------------------------------------------------------------
                                                Core Equity Investment Management Team,
Small Cap Core Fund                             Investment Counselors (sub-adviser)                         1.00%
------------------------------------------------------------------------------------------------------------------------------------
                                                Structured Equity Investment
Small Cap Growth Fund                           Management Team                                             1.00%
------------------------------------------------------------------------------------------------------------------------------------
                                                Small Value Equity Investment
Small Cap Value Fund                            Management Team                                             1.00%
------------------------------------------------------------------------------------------------------------------------------------
Aggressive Allocation Fund                      Asset Allocation Management Team                            0.00%
------------------------------------------------------------------------------------------------------------------------------------
Balanced Allocation Fund                        Asset Allocation Management Team                            0.75%
------------------------------------------------------------------------------------------------------------------------------------
Conservative Allocation Fund                    Asset Allocation Management Team                            0.00%
------------------------------------------------------------------------------------------------------------------------------------
Bond Fund                                       Taxable Fixed Income Management Team                        0.55%
------------------------------------------------------------------------------------------------------------------------------------
Government Mortgage Fund                        Taxable Fixed Income Management Team                        0.40%
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                          Taxable Fixed Income Management Team                        0.40%
------------------------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund                      Taxable Fixed Income Management Team                        0.35%
------------------------------------------------------------------------------------------------------------------------------------
Total Return Advantage Fund                     Taxable Fixed Income Management Team                        0.40%
------------------------------------------------------------------------------------------------------------------------------------
Ultra Short Bond Fund                           Taxable Fixed Income Management Team                        0.20%
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax Exempt Bond Fund               Municipal Fixed Income Team                                 0.40%
------------------------------------------------------------------------------------------------------------------------------------
Michigan Intermediate Municipal Bond Fund       Municipal Fixed Income Team                                 0.40%
------------------------------------------------------------------------------------------------------------------------------------
Ohio Intermediate Tax Exempt Bond Fund          Municipal Fixed Income Team                                 0.40%
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Intermediate Municipal Bond Fund   Municipal Fixed Income Team                                 0.40%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Name                                         Business experience
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------------
Martin Schulz                                Responsible for day-to-day management of the style
Director of International Equity
Investment
Years with the Adviser:  8                   Mr. Schulz has been with the Adviser for eight years.
Industry experience:  10 years

------------------------------------------------------------------------------------------------------------------------------------
EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------------
Christopher A. Wiles, CFA                    Shared responsibility for overall management of the fund and decision making on
Managing Senior Director for Core and        securities entering and leaving the portfolios
Growth Equity
Years with the Adviser: 1                    Mr. Wiles joined the Adviser in 2004. Mr. Wiles founded Rockhaven Asset Management in
Industry experience: 19 years                1997. In 2002, Rockhaven was acquired by Strong Capital Management, Inc. where he served as Senior Portfolio Manager until joining the Adviser

------------------------------------------------------------------------------------------------------------------------------------
Lawrence E. Eakin, Jr.                       Shared responsibility for overall management of the fund and decision making on
Senior Director of Large Cap Growth Equity   securities entering and leaving the portfolios
Years with the Adviser: 1
Industry experience: 9 years                 Mr. Eakin joined the Adviser in 2004. From 2002 to 2004, he was a Co-Portfolio Manager
                                             of the Strong Large Company Core Fund and Large Company Growth Fund at Strong Capital
                                             Management, Inc. Prior to that time, he was with Rockhaven Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
Michael J. Halloran, CFA                     Responsible for sector analysis
Large Cap Growth Equity Analyst
Years with the Adviser: 1                    Mr. Halloran joined the Adviser in 2004. He worked at Strong Capital Management, Inc.
Industry experience: 5 years                 as an equity analyst from 2002 to 2004. Prior to that time, he worked at Rockhaven
                                             Asset Management as an equity analyst.

------------------------------------------------------------------------------------------------------------------------------------
Joe Famoso                                   Responsible for analysis in the finance, industrial and basic materials sectors.
Analyst
Years with the Adviser:  1                   Prior to joining the Adviser, in 2004, Mr. Famoso served as an analyst with Mellon
Industry experience: 7 years                 Equity Associates. From November 2000 through February 2004, he worked at Strong
                                             Capital Management, Inc.

------------------------------------------------------------------------------------------------------------------------------------
MID-VALUE EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------------
Michael E. Santelli, CFA, CPA                Mr. Santelli is responsible for management of the Allegiant Mid Cap Value Fund.
Senior Director for Value Equity Investment
Years with the Adviser:  10                  Mr. Santelli joined the Adviser in 1995.
Industry experience:  14 years

------------------------------------------------------------------------------------------------------------------------------------
Alex L. Vallecillo, CFA                      Mr. Vallecillo is responsible for management of the Allegiant Mid Cap Value Fund.
Senior Portfolio Manager
Years with the Adviser:  9
Industry experience:  10 years               Mr. Vallecillo joined the Adviser in 1996.

------------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------------
Michael J. Chren, CFA                        Leadership responsibility for the Allegiant Large Cap Value Fund.
Senior Director for Value Investment
Years with the Adviser:  2                   Most recently worked with INVESCO Capital Management where he served as Partner/Senior
Industry experience:  19 years               Portfolio Manager.  Prior to that, he served as Senior Portfolio Manager with DePrince,
                                             Race and Zollo.
------------------------------------------------------------------------------------------------------------------------------------
Edward A. Johnson                            Day-to-day analysis of current and potential equity investments
Equity Analyst
Years with the Adviser:  2                   Prior to joining the Adviser, Mr. Johnson was a founding member of Volaris Advisors, a
Industry experience:  8 years                derivatives advisory firm in New York specializing in risk and volatility management, which was acquired by Credit Suisse First Boston.

------------------------------------------------------------------------------------------------------------------------------------
STRUCTURED EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------------
Hitesh Patel, PhD                            Mr. Patel has overall responsibility for quantitative research and portfolio
Director of Structured Equity Strategies     management.
Years with the Adviser:  less than 1
Industry Experience: 10 years                Prior to joining the Adviser in April 2005, Mr. Patel served as Director of
                                             Quantitative Research at Harris Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
Name                                         Business experience
------------------------------------------------------------------------------------------------------------------------------------
Paul Kleinaitis, CFA                         Mr. Kleinaitis is responsible for portfolio management and investment research.
Senior Portfolio Manager
Years with the Adviser: less than 1          Prior to joining the Adviser in April 2005, Mr. Kleinaitis was a portfolio manager for
Industry Experience: 18 years                Harris Investment Management, Inc.

------------------------------------------------------------------------------------------------------------------------------------
Rob Roquitte, CFA                            Mr. Roquitte is responsible for portfolio management.
Senior Portfolio Manager
Years with Adviser: less than 1              Prior to joining the Adviser in April 2005, Mr. Roquitte was a portfolio manager for
Industry Experience: 17 years                Harris Investment Management, Inc.

------------------------------------------------------------------------------------------------------------------------------------
Steven Greiner, PhD                          Mr. Greiner is responsible for quantitative research and portfolio modeling.
Senior Quantitative Strategist
Years with Adviser: less than 1              Prior to joining the Adviser in April 2005, Mr. Greiner served as senior quantitative
Industry Experience: 25 years                strategist at Harris Investment Management, Inc. since 2003.  Prior to that, he served as Director of Quantitative Research with Clover Capital Management.

------------------------------------------------------------------------------------------------------------------------------------

Chen Chen                                    Ms. Chen is responsible for quantitative research, index strategy research, and
Senior Quantitative Analyst                  structured equity research.
Years with the Adviser:  less than 1
Industry Experience: less than 1 year        Prior to joining the Adviser in July 2005, Ms. Chen was a full time student at the university of Illinois at Chicago pursuing a doctorate in Business Statistics. It is anticipated that Ms. Chen will earn her doctorate in September 2005. Ms. Chen earned a
                                             Masters Degree from Fudan University in July 2001.
------------------------------------------------------------------------------------------------------------------------------------
QUANTITATIVE ANALYSIS MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------------
Hitesh Patel, PhD                            Mr. Patel has overall responsibility for quantitative research and portfolio
Director of Structured Equity Strategies     management.
Years with the Adviser:  less than 1
Industry Experience: 10 years                Prior to joining the Adviser in April 2005, Mr. Patel served as Director of
                                             Quantitative Research at Harris Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Rita Ontko                                   Ms. Ontko is responsible for analytical support of the fund models.
Quantitative Analyst
Years with the Adviser: 9                    Ms. Ontko joined the Adviser in 1996.
Industry experience: 11 years

------------------------------------------------------------------------------------------------------------------------------------
Steven Greiner, PhD                          Mr. Greiner is responsible for quantitative research and portfolio modeling.
Senior Quantitative Strategist
Years with Adviser: less than 1              Prior to joining the Adviser in April 2005, Mr. Greiner served as senior quantitative
Industry Experience: 25 years                strategist at Harris Investment Management, Inc. since 2003.  Prior to that, he served as Director of Quantitative Research with Clover Capital Management.

------------------------------------------------------------------------------------------------------------------------------------
Chen Chen                                    Ms. Chen is responsible for quantitative research, index strategy research, and
Senior Quantitative Analyst                  structured equity research.
Years with the Adviser: less than 1
Industry Experience: less than 1 year        Prior to joining the Adviser in July 2005, Ms. Chen was a full time student at the university of Illinois at Chicago pursuing a doctorate in Business Statistics. It is anticipated that Ms. Chen will earn her doctorate in September 2005. Ms. Chen earned a
                                             Masters Degree from Fudan University in July 2001.

------------------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------------
Brian L. Stine, CFA                          Mr. Stein is responsible for the management of the Aggressive Allocation, Balanced
Investment Strategist                        Allocation and Conservative Allocation Funds.
Years with the Adviser:  1
Industry Experience: 25 years                Prior to joining the Adviser in 2004, Mr. Stine was a senior portfolio manager with
                                             Smith Graham & Company.

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Name                                         Business experience
------------------------------------------------------------------------------------------------------------------------------------

Crystal Stetzy                               Ms. Stetzy is responsible for analytical support for the Asset Allocation Management
Strategy Analyst                             Team.
Years with the Adviser: 5
Industry Experience: 5 years                 Prior to joining the Asset Allocation Management Team, Ms. Stetzy was a Portfolio
                                             Associate in the Client Services division of the Adviser.
------------------------------------------------------------------------------------------------------------------------------------
SMALL VALUE EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------------
John P. Micklitsch                           Mr. Micklitsch is responsible for the management of the Allegiant Small Cap Value
Senior Portfolio Manager of Small Cap        Fund.
Value Equity Investment
                                             Prior to joining the Adviser in 2004, Mr. Micklitsch was a Co-Manager and Senior
Years with the Adviser: 1                    Research Analyst at Fifth Third Asset Management (2003-2004). Prior Research Analyst
Industry experience: 10 years                and Head Equity Trader at Robert E. Torray & Co. Inc. (1996-2003)
------------------------------------------------------------------------------------------------------------------------------------
Ori Elan                                     Prior to joining the Adviser in 2005, Mr. Elan worked for National City Corporation as
Equity Analyst                               part of the MBA Corporate Associate Program, supporting National Consumer Finance,
Years with the Adviser:  1                   Charitable and Retirement Services, and Corporate Planning.  In 2004, his program
Industry experience: less than 1 year        rotation concluded with the Adviser.
------------------------------------------------------------------------------------------------------------------------------------
CORE EQUITY INVESTMENT MANAGEMENT TEAM, ALLEGIANT INVESTMENT COUNSELORS (SUB-ADVISER)
------------------------------------------------------------------------------------------------------------------------------------
Gordon A. Johnson                            Mr. Johnson has overall responsibility for the team's investment operations.
President and Chief Investment Officer -
Allegiant Investment Counselors              Mr. Johnson has been with Investment Counselors, sub-adviser for the Allegiant Small
Years with the Adviser: 2                    Cap Core Fund, since 1985.
Industry experience: 20 years

------------------------------------------------------------------------------------------------------------------------------------
James E. Mineman                             Mr. Mineman is responsible for coordinating the equity research process for the
Director of Equity Research                  Allegiant Small Cap Core Fund.
Years with the Adviser: 2
Industry experience: 11 years                Mr. Mineman has been with Investment Counselors, sub-adviser for the Allegiant Small
                                             Cap Core Fund, since 1994.

------------------------------------------------------------------------------------------------------------------------------------
Peter A. Roy                                 Mr. Roy is responsible for implementing and managing the investment philosophy.
Vice President, Portfolio Manager
Years with the Adviser: 2                    Prior to joining Investment Counselors in 2003, Mr. Roy was a portfolio manager for
Industry experience: 8 years                 Allegiant Trust Company.

------------------------------------------------------------------------------------------------------------------------------------
Lisa A. Teter                                Ms. Teter is responsible for portfolio management and trading for the Allegiant Small
Vice President, Portfolio Manager            Cap Core Fund.
Years with the Adviser:  2
Industry experience:  11 years               Ms. Teter has been with Investment Counselors, sub-adviser for the Allegiant Small Cap
                                             Core Fund, since 1994.

------------------------------------------------------------------------------------------------------------------------------------
TAXABLE FIXED INCOME MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------------------
Andrew Harding                               Mr. Harding has primary responsibility for taxable fixed income strategy and
Senior Director for Taxable Fixed Income     performance at the Adviser
Investments
Years with the Adviser: 5                    Prior to joining the Adviser in 2000, Mr. Harding was a portfolio manager with McDonald
Industry experience: 24 years                Investments.

------------------------------------------------------------------------------------------------------------------------------------
Cynthia D. Cole                              Ms. Cole is primarily responsible for analyzing and recommending corporate sector
Director of Corporate Bond Investment        investments.
Years with the Adviser: 6
Industry experience:  20 years               Ms. Cole has been with the Adviser since 1999.

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
Name                                         Business experience
------------------------------------------------------------------------------------------------------------------------------------
Timothy Compan, Jr., CFA                     Mr. Compan has responsibility for corporate bond portfolio management and trading.
Corporate Bond Specialist
Years with the Adviser: 2                    Prior to joining the Adviser in 2003, Mr. Compan was a corporate bond trader for
Industry experience: 5 years                 Goldman Sachs Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
Matthew Downing                              Mr. Downing has responsibility for fixed income security and portfolio research.
Fixed Income Analyst
Years with the Adviser: 4                    Prior to joining the Adviser in 2001, Mr. Downing was a consultant with FutureNext
Industry experience: 4 years                 Consulting.

------------------------------------------------------------------------------------------------------------------------------------
Mark Lozina, CFA                             Mr. Lozina has day-to-day responsibility for fixed income security and portfolio
Fixed Income Analyst                         research.
Years with the Adviser: 3
Industry experience: 9 years                 Prior to joining the Adviser in 2002, Mr. Lozina was with National City Corporation's
                                             Equity Sponsor Group.

------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL FIXED INCOME TEAM
------------------------------------------------------------------------------------------------------------------------------------
Christian Swantek                            Mr. Swantek has leadership responsibility for the municipal fixed income investment
Director of Tax-Exempt Fixed Income          style and primary responsibility for the Michigan Intermediate Municipal Bond Fund and
Investment                                   the Pennsylvania Intermediate Municipal Bond Fund.
Years with the Adviser: 8
Industry experience: 22 years                Mr. Swantek has been with the Adviser for eight years.

------------------------------------------------------------------------------------------------------------------------------------
Stephen Carpenter                            Mr. Carpenter has primary responsibility for municipal fixed income investment for Ohio
Senior Portfolio Manager                     Intermediate Tax Exempt Bond Fund and Intermediate Tax Exempt Bond Fund.
Years with the Adviser: 10
Industry experience: 31 years                Mr. Carpenter has been with the Adviser since 1995.

------------------------------------------------------------------------------------------------------------------------------------



Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is described in the Statement of Additional Information.


PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class A Shares, Class B Shares and Class C Shares of the Funds. The Funds may accept or reject any purchase order.

Class A Shares, Class B Shares and Class C Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

      CLASS A SHARES

      o     FRONT-END SALES CHARGE

      o CONTINGENT DEFERRED SALES CHARGE ON PURCHASES OF $1 MILLION OR MORE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)

      o     12B-1 FEES UP TO 0.10% OF NET ASSETS

      o     SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS

      o     $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT

      o     $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

Class A Shares are for individuals, corporate investors and retirement plans.

      CLASS B SHARES

      o     NO FRONT-END SALES CHARGE

      o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 5 YEARS - DECLINING AFTER THE SECOND YEAR)

      o     12B-1 FEES UP TO 0.75% OF NET ASSETS

      o     SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS

      o     $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT

      o REQUESTS TO PURCHASE CLASS B SHARES FOR AMOUNTS GREATER THAN $100,000 WILL NOT BE ACCEPTED

      o     CONVERTS TO CLASS A SHARES AFTER THE EIGHTH YEAR

      o     $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

Class B Shares are for individuals, corporate investors and retirement plans.

      CLASS C SHARES:

      o     NO FRONT-END SALES CHARGE

      o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)

      o     12B-1 FEES UP TO 0.75% OF NET ASSETS

      o     SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS

      o     $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT

      o     DOES NOT CONVERT TO ANY OTHER SHARE CLASS

      o     $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

Class C Shares are for individuals, corporate investors and retirement plans.

For investors purchasing shares through a Planned Investment Program, the minimum initial investment is $50. See "Planned Investment Program" on page 136. For information on how to open an account and set up procedures for placing transactions, call 1-800-622-FUND (3863).

From time to time, the Adviser and its affiliates may pay from their own resources a fee to financial institutions that generate purchase orders. These fees are described in the Statement of Additional Information.


The Adviser will monitor each Fund's asset size and, subject to approval by Allegiant's Board of Trustees, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS


Allegiant's Board of Trustees has imposed limits on purchases, exchanges and redemptions to prevent excessive short-term trading by shareholders. These restrictions apply uniformly, except in the circumstances set forth below with respect to the redemption fee. Under the Funds' procedures, a Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.


GENERAL TRADING LIMITS: Fund shareholders are limited to no more than six "round trip" transactions - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during any 12-month period. If multiple "round trip" transactions occur in an account, there must be at least 60 calendar days between the initiation of each transaction.

Shareholders who violate this policy will be notified of violations of Allegiant's market timing policies. If a shareholder continues market timing activities after being cited for market timing violations, the account will be closed to new purchases or exchanges of Fund shares.

If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to:

      o     Reject a purchase or exchange

      o Delay payment of immediate cash redemption proceeds for up to seven calendar days

      o Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

      o     Limit the amount of any exchange

Allegiant reserves the right to revise or terminate the exchange privilege at any time, for any reason.

You will be provided 60 days' notice before any material change to the exchange privilege is made.

REDEMPTION FEE


The Funds identified below charge a redemption fee of 2.00% on proceeds from Class A Shares redeemed or exchanged within 60 days following their acquisition (either by purchase or exchange):


Allegiant International Equity Fund
Allegiant Small Cap Core Fund
Allegiant Small Cap Growth Fund
Allegiant Small Cap Value Fund


These Funds also charge a redemption fee of 2.00% on proceeds from Class C Shares redeemed or exchanged within 60 days following their acquisition (either by purchase or exchange):


The redemption fee will be calculated as a percentage of the net asset value of total redemption proceeds. Those shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fee will be paid directly to the Fund from which the shares are redeemed or exchanged and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund.


This redemption fee is not intended to accommodate short-term trading and the Funds will monitor the assessment of redemption fees against your account. The Funds will act in accordance with their trading limits policy as outlined in the "Purchasing, Selling and Exchanging Fund Shares" section of this prospectus pertaining to suspected short-term trading.


The 2% redemption fee will not be charged on the following transactions:

      1. Redemptions on shares held through retirement plans (including, without limitation, those maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code and nonqualified plans), unless the plan has the systematic capability of assessing the redemption fee at the participant or individual account level;

      2. Redemptions requested within 30 days following the death or post-purchase disability of the shareholder;

      3. Redemptions initiated by a Fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of a Fund);

      4. Shares acquired through the reinvestment of distributions (dividends and capital gains); and

      5. Redemptions in omnibus accounts - including those of affiliates of the Adviser - where redemptions cannot be tracked to the individual shareholder.

HOW TO PURCHASE FUND SHARES


                                   NEW ACCOUNT SET UP                                  ADDING TO AN EXISTING ACCOUNT
INTERNET                           Visit our site and click on "Open an Account        You may place your purchase order on our
WWW.ALLEGIANTFUNDS.COM             Online." Or log on to our on-line Forms Center      Web Site using your established banking
                                   to print or complete an application on-line.        instructions for payment. To authorize this
                                   Mail the application to the address below.          service, please complete an Account Change
                                   Unless you arrange to pay by wire or ACH,           Form or call 1-800-622-FUND (3863).
                                   write your check, payable in U.S. dollars, to
                                   "Allegiant Funds (Fund name)."  Allegiant
                                   cannot accept third-party checks, starter
                                   checks, credit cards, credit card checks, cash or
                                   cash equivalents (i.e., cashier's check, bank
                                   draft, money order or travelers' check).

TELEPHONE
1-800-622-FUND (3863)              Call our Investor Services Line to obtain an        Call our Investor Services Line to purchase
                                   application.                                        additional shares. To authorize this service,
                                                                                       please complete an Account Change Form or
                                                                                       call 1-800-622-FUND (3863).

MAIL                               Complete an application and mail it along with      Make your check payable to "Allegiant
                                   a check payable, in U.S. dollars, to "Allegiant     Funds (Fund Name)." Please include your
                                   Funds (Fund Name)."                                 account number on your check and mail it to
                                                                                       the address at the left.

                                            Allegiant Funds
                                            P.O. Box 8421
                                            Boston, MA 02266-8421

                                   For overnight delivery mail to:

                                            Boston Financial Data Services
                                            Attn: Allegiant Funds
                                            66 Brooks Drive
                                            Braintree, MA 02184

                                   Allegiant cannot accept third-party checks,
                                   starter checks, credit cards, credit card checks,
                                   cash or cash equivalents (i.e., cashier's check,
                                   bank draft, money order or travelers' check).

                                   NEW ACCOUNT SET UP                                  ADDING TO AN EXISTING ACCOUNT
AUTOMATED CLEARING HOUSE ("ACH")   Complete the "Bank, Wire & Electronic Funds         A Planned Investment Program can be set
                                   Transfer Instructions" section of the               up to automatically purchase shares on
                                   application to have funds directly transferred      designated dates during the month. Please
                                   from a bank account. A primary and secondary        see "Planned Investment Program" below.
                                   account may be established. Please note all
                                   electronic transfers will be on the primary
                                   account unless notified otherwise. Any changes
                                   in these instructions must be made in writing to
                                   Allegiant Funds with a signature guarantee.

PLANNED INVESTMENT PROGRAM         With a $50 minimum initial investment and if you    With current account information on your
                                   have a checking or savings account with a bank,     account, participation in the program can be
                                   you may purchase Class A, Class B or Class C        arranged via the Internet or by calling
                                   Shares automatically through regular deductions     1-800-622-FUND (3863).
                                   from your bank account in amounts of at least $50
                                   per month per account.                              For existing accounts, without account
                                                                                       information, participation can be arranged by
                                   You may arrange for participation in this program   completing an Account Change Form with
                                   when a new account is established.                  banking information. This form must
                                                                                       include a signature guarantee by a bank or
                                                                                       other financial institution.

WIRE                               To purchase shares by wire, call 1-800-622-FUND     Call 1-800-622-FUND (3863) prior to
                                   (3863) to set up your account to accommodate wire   sending the wire in order to obtain a
                                   transactions and to receive a wire control          confirmation number and to ensure prompt
                                   number to be included in the body of the wire.      and accurate handling of funds. Ask your
                                   Ask your bank to transmit immediately available     bank to transmit immediately available funds
                                   funds by wire in the amount of your purchase to:    by wire as described at the left. Please
                                                                                       include your account number.

                                   State Street Bank and Trust Company                 Allegiant and its transfer agent are not
                                   ABA # 011000028                                     responsible for the consequences of delays
                                   Account 99052755 Credit Allegiant Funds             resulting from the banking or Federal
                                   (Account Registration)                              Reserve Wire system, or from incomplete
                                   (Account Number)                                    wiring instructions.
                                   (Wire Control Number)

                                   Note: Your bank may charge you a fee for this service.

                                   Allegiant and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal
                                   Reserve Wire system, or from incomplete
                                   wiring instructions.

FINANCIAL INTERMEDIARY             Contact your financial consultant. Please note,     Contact your financial consultant. Please
                                   your financial consultant or institution may        note, your financial consultant or
                                   charge a fee for its services.                      institution may charge a fee for its
                                                                                       services.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY


Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Allegiant on time. Allegiant may authorize certain financial intermediaries to accept, on behalf of Allegiant, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to accept such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is accepted by the financial intermediary on a business day, and the order will be priced at the Fund's NAV next determined after such acceptance, adjusted for any applicable sales charge. Your financial intermediary is responsible for transmitting accepted orders to Allegiant within the time period agreed upon.


GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Allegiant may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders.

The price per share (the offering price) will be the NAV next determined after a Fund receives your purchase order plus, in the case of Class A Shares, the applicable front-end sales charge. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, a Fund generally values its investment portfolio at market price. Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost.

Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds.

If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. A Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.


Investments by any Fund in any mutual fund (including investments in Underlying Allegiant Funds by the Aggressive Allocation Fund and Conservative Allocation
Fund) are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

The Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

SALES CHARGES

FRONT-END SALES CHARGES - CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales load. The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment and your investment selection:

INTERNATIONAL EQUITY, LARGE CAP CORE EQUITY, LARGE CAP GROWTH, LARGE CAP VALUE, MID CAP GROWTH, MID CAP VALUE, SMALL CAP CORE, SMALL CAP GROWTH AND SMALL CAP VALUE FUNDS
--------------------------------------------------------------------------------

                                                                           DEALERS'
                           SALES CHARGE AS                               REALLOWANCE
If your                    A % OF OFFERING       AS A % OF NET       AS A % OF OFFERING
Investment is:             PRICE PER SHARE      AMOUNT INVESTED        PRICE PER SHARE
---------------------------------------------------------------------------------------
Less than $25,000               5.50                 5.82                   5.00
---------------------------------------------------------------------------------------
$25,000 but less
   than $50,000                 5.25                 5.54                   4.75
---------------------------------------------------------------------------------------
$50,000 but less
   than $100,000                4.75                 4.99                   4.25
---------------------------------------------------------------------------------------
$100,000 but less
   than $250,000                3.75                 3.90                   3.25
---------------------------------------------------------------------------------------
$250,000 but less
   than $500,000                3.00                 3.09                   2.50
---------------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000              2.00                 2.04                   1.50
---------------------------------------------------------------------------------------
$1,000,000 or more              0.00                 0.00                   0.00
---------------------------------------------------------------------------------------

AGGRESSIVE ALLOCATION, BALANCED ALLOCATION AND CONSERVATIVE ALLOCATION FUNDS
--------------------------------------------------------------------------------

                                                                          DEALERS'
                           SALES CHARGE AS                              REALLOWANCE
If your                    A % OF OFFERING       AS A % OF NET       AS A % OF OFFERING
Investment is:             PRICE PER SHARE      AMOUNT INVESTED       PRICE PER SHARE
---------------------------------------------------------------------------------------
Less than $50,000               4.75                 4.99                   4.25
---------------------------------------------------------------------------------------
$50,000 but less
   than $100,000                4.00                 4.17                   3.50
---------------------------------------------------------------------------------------
$100,000 but less
   than $250,000                3.75                 3.90                   3.25
---------------------------------------------------------------------------------------
$250,000 but less
   than $500,000                2.50                 2.56                   2.00
---------------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000              2.00                 2.04                   1.50
---------------------------------------------------------------------------------------
$1,000,000 or more              0.00                 0.00                   0.00
---------------------------------------------------------------------------------------

BOND, GOVERNMENT MORTGAGE, INTERMEDIATE BOND AND TOTAL RETURN ADVANTAGE FUNDS
--------------------------------------------------------------------------------

                                                                          DEALERS'
                           SALES CHARGE AS                               REALLOWANCE
If your                    A % OF OFFERING       AS A % OF NET       AS A % OF OFFERING
Investment is:             PRICE PER SHARE      AMOUNT INVESTED        PRICE PER SHARE
---------------------------------------------------------------------------------------
Less than $50,000               4.50                 4.71                   4.00
---------------------------------------------------------------------------------------
$50,000 but less
   than $100,000                4.00                 4.17                   3.50
---------------------------------------------------------------------------------------
$100,000 but less
   than $250,000                3.75                 3.90                   3.25
---------------------------------------------------------------------------------------
$250,000 but less
   than $500,000                2.50                 2.56                   2.00
---------------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000              2.00                 2.04                   1.50
---------------------------------------------------------------------------------------
$1,000,000 or more              0.00                 0.00                   0.00
---------------------------------------------------------------------------------------


INTERMEDIATE TAX EXEMPT BOND, MICHIGAN INTERMEDIATE MUNICIPAL BOND, OHIO INTERMEDIATE TAX EXEMPT BOND AND PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

                                                                          DEALERS'
                           SALES CHARGE AS                               REALLOWANCE
If your                    A % OF OFFERING       AS A % OF NET       AS A % OF OFFERING
Investment is:             PRICE PER SHARE      AMOUNT INVESTED        PRICE PER SHARE
---------------------------------------------------------------------------------------
Less than $100,000              3.00                 3.09                   2.50
---------------------------------------------------------------------------------------
$100,000 but less
   than $250,000                2.00                 2.04                   1.50
---------------------------------------------------------------------------------------
$250,000 but less
   than $500,000                1.50                 1.52                   1.00
---------------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000              1.00                 1.01                   0.50
---------------------------------------------------------------------------------------
$1,000,000 or more              0.00                 0.00                   0.00
---------------------------------------------------------------------------------------


S&P 500 INDEX FUND
--------------------------------------------------------------------------------

                                                                           DEALERS'
                           SALES CHARGE AS                               REALLOWANCE
If your                    A % OF OFFERING       AS A % OF NET       AS A % OF OFFERING
Investment is:             PRICE PER SHARE      AMOUNT INVESTED        PRICE PER SHARE
---------------------------------------------------------------------------------------
Less than $100,000              2.50                 2.56                   2.00
---------------------------------------------------------------------------------------
$100,000 but less
   than $250,000                2.00                 2.04                   1.50
---------------------------------------------------------------------------------------
$250,000 but less
   than $500,000                1.50                 1.52                   1.00
---------------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000              1.00                 1.01                   0.50
---------------------------------------------------------------------------------------
$1,000,000 or more              0.00                 0.00                   0.00
---------------------------------------------------------------------------------------

LIMITED MATURITY BOND FUND
--------------------------------------------------------------------------------

                                                                          DEALERS'
                           SALES CHARGE AS                               REALLOWANCE
If your                    A % OF OFFERING       AS A % OF NET       AS A % OF OFFERING
Investment is:             PRICE PER SHARE      AMOUNT INVESTED        PRICE PER SHARE
---------------------------------------------------------------------------------------
Less than $100,000              2.00                 2.04                   1.50
---------------------------------------------------------------------------------------
$100,000 but less
   than $250,000                1.50                 1.52                   1.25
---------------------------------------------------------------------------------------
$250,000 but less
   than $500,000                1.00                 1.01                   0.75
---------------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000              0.50                 0.50                   0.25
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                          DEALERS'
                           SALES CHARGE AS                               REALLOWANCE
If your                    A % OF OFFERING       AS A % OF NET       AS A % OF OFFERING
Investment is:             PRICE PER SHARE      AMOUNT INVESTED        PRICE PER SHARE
---------------------------------------------------------------------------------------
$1,000,000 or more              0.00                 0.00                   0.00
---------------------------------------------------------------------------------------

ULTRA SHORT BOND FUND
--------------------------------------------------------------------------------

                                                                          DEALERS'
                           SALES CHARGE AS                               REALLOWANCE
If your                    A % OF OFFERING       AS A % OF NET       AS A % OF OFFERING
Investment is:             PRICE PER SHARE      AMOUNT INVESTED        PRICE PER SHARE
---------------------------------------------------------------------------------------
Less than $100,000              1.00                 1.01                   0.50
---------------------------------------------------------------------------------------
$100,000 but less
   than $1,000,000              0.50                 0.50                   0.25
---------------------------------------------------------------------------------------
$1,000,000 or more              0.00                 0.00                   0.00
---------------------------------------------------------------------------------------

There is no front-end sales charge on purchases of Class A Shares of $1,000,000 or more. However, if you redeem the shares within 18 months after the purchase date, a sales charge (1.00% for The Equity Funds - except the S&P 500 Index Fund
- and Asset Allocation Funds, and 0.50% for Fixed Income Funds, Tax-Free Bond Funds and the S&P 500 Index Fund of the amount redeemed) will be assessed against your account.

You may qualify for a reduced sales charge if you are purchasing shares of the Funds. When calculating the appropriate sales charge rate, Allegiant will combine same day purchases of Class A Shares of the Funds (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21), in investment accounts held at different broker-dealers and retirement accounts. This combination also applies to Class A Shares that you purchase with a Letter of Intent, as described below. YOU MUST NOTIFY ALLEGIANT OF THE PURCHASES THAT QUALIFY FOR THIS DISCOUNT AT THE TIME OF PURCHASE. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the Fund or your financial intermediary of the existence of other accounts which you have with an intermediary in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be asked to provide information or records, including account statements, regarding shares of Allegiant Funds held in:


      o     all of your accounts at Allegiant or a financial intermediary;

      o     any of your accounts at another financial intermediary; and

      o accounts of parties related to you, such as your spouse or minor children (under age 21), at any financial intermediary.


To value accounts in order to determine whether you have met sales load breakpoints, Allegiant combines the amount of your new investment with the current value of your existing eligible holdings. For more information on reduced sales charges, please visit Allegiant's website at WWW.ALLEGIANTFUNDS.COM or consult your broker or financial intermediary. The website includes information on sales charges, free of charge and in a clear and prominent format (click on "Funds," click on "Sales Charges and Breakpoints," and then click on "Allegiant Funds Sales Charges," "click here" or "prospectus."

WAIVER OF FRONT-END SALES CHARGE - CLASS A SHARES

The front-end sales charge will be waived on Class A Shares purchased:


      o by Trustees and officers of Allegiant and their immediate families (spouse, parents, siblings, children and grandchildren);


      o     by directors and retired directors of National City Corporation
            (NCC) or any of its affiliates and their immediate families, employees and retired employees of NCC or any of its affiliates and their immediate families and participants in employee benefit/ retirement plans of NCC or any of its affiliates;

      o by officers, directors, employees and retirees of Boston Financial Data Services, Inc. and members of their immediate families;

      o by direct transfer or rollover from a qualified plan for which affiliates of NCC serve as trustee or agent (or certain institutions having relationships with affiliates of NCC);

      o by investors purchasing through payroll deduction, investors in Allegiant Plus account through NCC's Retirement Plan Services or investors investing through "one stop" networks;

      o by orders placed by qualified broker-dealers, investment advisers or financial planners who charge a management fee for their services and place trades for their own account or accounts of clients;

      o through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including Charles Schwab Mutual Fund Marketplace.(TM) Check with your broker-dealer to see if you qualify for this exemption;

      o by direct rollover from an Allegiant Plus Retirement Plan or Allegiant SIMPLE IRA; and


REPURCHASE OF CLASS A SHARES

You may repurchase any amount of Class A Shares of any Fund at NAV without the normal front-end sales charge, up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without paying another front-end sales charge. To exercise this privilege, Allegiant must receive your purchase order within 180 days of your redemption. IN ADDITION, YOU MUST NOTIFY ALLEGIANT WHEN YOU SEND IN YOUR PURCHASE ORDER THAT YOU ARE REPURCHASING SHARES AND WOULD LIKE TO EXERCISE THIS OPTION.

REDUCED SALES CHARGES - CLASS A SHARES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. Allegiant will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for:

      (i)   your account;

      (ii)  your spouse's account;

      (iii) a joint account with your spouse; or

      (iv)  your minor children's trust or custodial accounts.

A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. Allegiant will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK US FOR THE REDUCTION AT THE TIME OF PURCHASE. You must provide Allegiant with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). Accounts to be aggregated include investment accounts held at different broker-dealers and retirement accounts. Allegiant may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. Allegiant will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send Allegiant a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

The Letter authorizes Allegiant to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period or you redeem the entire amount within one year from the date on which the total intended purchase was completed, Allegiant's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

CONTINGENT DEFERRED SALES CHARGES

You do not pay a sales charge when you purchase Class B Shares and Class C Shares. The offering price of Class B Shares and Class C Shares is simply the next calculated NAV. If you sell your Class B Shares within five years after your purchase or your Class A Shares purchased in the amount of over $1,000,000 without a sales charge or Class C Shares within 18 months after your purchase, you will pay a contingent deferred sales charge as described in the table that follows for Class B Shares or 1.00% for Class A Shares purchased in the amount of over $1,000,000 without a sales charge or Class C Shares on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. Good order means that complete information is provided for your sale request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. The sales charge does not apply to exchanges of a Class of Shares of one Allegiant Fund for the same Class of Shares of another Allegiant Fund. After eight years, your Class B Shares are converted to Class A Shares. There is no conversion feature for Class C Shares.

-------------------------------------------------------------------------------
                                              CLASS B SHARES
                            CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE OF
YEARS SINCE PURCHASE                  DOLLAR AMOUNT SUBJECT TO CHARGE
-------------------------------------------------------------------------------

FIRST                                              5.0%
SECOND                                             5.0%
THIRD                                              4.0%
FOURTH                                             3.0%
FIFTH                                              2.0%
SIXTH                                              NONE
SEVENTH                                            NONE
EIGHTH                                             NONE


When an investor redeems Shares, they are redeemed first from those Shares that are not subject to the contingent deferred sales charge (i.e., Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Shares that have been held the longest.

The contingent deferred sales charge will be waived if you sell your Class B Shares or Class C Shares for the following reasons:


o     redemptions following the death or disability of a shareholder;

o redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

o minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

o redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with the plan sponsor;

o     redemptions by a settlor of a living trust;

o redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

o     return of excess contributions;

o redemptions following the death or disability of both shareholders in the case of joint accounts;

o exchanges of one Class of Shares of an Allegiant Fund for the same Class of Shares of another Allegiant Fund;

o distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

o exchange of Class B Shares or Class C Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

o redemptions by participants in a qualified plan who transfer funds from an Allegiant Fund to a non-Allegiant Fund available through the plan.

GENERAL INFORMATION ABOUT SALES CHARGES


Your securities dealer is paid a commission when you buy Class A Shares or Class C Shares. When you buy Class A Shares, your securities dealer is also paid a servicing fee immediately and as long as you hold your shares. When you buy Class B Shares or Class C Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.


From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

HOW TO SELL YOUR FUND SHARES

Shareholders may sell shares by following the procedures established when they opened their account or accounts.

INTERNET
WWW.ALLEGIANTFUNDS.COM

The minimum amount for Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

TELEPHONE
1-800-622-FUND (3863)

Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page 134 "How to Purchase Fund Shares").

SYSTEMATIC WITHDRAWAL PLAN


If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class B Shares and Class C Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your bank account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or calling our Investor Services line.


FINANCIAL INTERMEDIARY


Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services, in addition to the fees charged by Allegiant.


SIGNATURE GUARANTEE

The use of a guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities. Its use is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors--these include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a guarantee, nor can we accept a comparison guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.

RECEIVING YOUR MONEY


If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Allegiant in writing and include a signature guaranteed by a bank or other financial institution (a notarized signature is not sufficient).


The sale price of each share for redemption requests received in good order by Allegiant will be the next NAV determined less, in the case of Class B Shares and Class C Shares, any applicable deferred sales charge. Good order means that your request includes complete information. See "Contingent Deferred Sales Charges" on page 147 for information concerning the application of contingent deferred sales charges.

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. Allegiant does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

Allegiant may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)   the NYSE is closed for other than customary weekend and holiday closings;

(c)   the SEC has by order permitted such suspension; or

(d) an emergency exists, as determined by the SEC, as a result of which: (i) disposal by Allegiant of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Allegiant to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares of a Fund for the same class of shares of another Allegiant Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Allegiant's transfer agent is 4:00 p.m. Eastern Time.

INTERNET
WWW.ALLEGIANTFUNDS.COM

You may exchange your shares through the Internet. The minimum amount for an Internet exchange into a new Fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, please call 1-800-622-FUND (3863) or visit our Forms Center online to obtain an Account Change Form.

TELEPHONE
1-800-622-FUND (3863)

Call with your account name, number, and amount of exchange into an existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

SYSTEMATIC EXCHANGE PROGRAM AVAILABLE TO CLASS A, B AND C SHARES

Because purchases of Class A Shares of Funds may be subject to an initial sales charge, it may be beneficial for you to execute a Letter of Intent indicating an intent to purchase Class A Shares in connection with this program.


You may exchange shares of an Allegiant Money Market Fund for any other Allegiant Fund of the same class automatically, at periodic intervals. If you would like to enter a program concerning Class B Shares or Class C Shares, you must exchange them within either six or twelve months from the date of purchase. The minimum exchange amount is $50.


You may arrange for participation in this program via the Internet at WWW.ALLEGIANTFUNDS.COM, by calling 1-800-622-FUND (3863) or by completing an account application.


MAIL

Indicate which existing Fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:

      Allegiant Funds
      P.O. Box 8421
      Boston, MA 02266-8421

For overnight delivery mail to:

      Boston Financial Data Services
      Attn: Allegiant Funds
      66 Brooks Drive
      Braintree, MA 02184

The minimum exchange amount is $500.

FINANCIAL INTERMEDIARY

Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

CLASS A SHARES

You may exchange Class A Shares of any Allegiant Fund for Class A Shares of any other Allegiant Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into an Allegiant Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge equal to the difference between the lower and higher applicable sales charges. If you exchange shares into an Allegiant Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange in this manner.

CLASS B SHARES

You may exchange Class B Shares of any Allegiant Fund for Class B Shares of any other Allegiant Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange, provided you hold your shares for at least five years from your initial purchase.

CLASS C SHARES

You may exchange Class C Shares of any Allegiant Fund for Class C Shares of any other Allegiant Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Allegiant has certain safeguards and procedures to confirm the authenticity of instructions, Allegiant is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Allegiant over the telephone or via the Internet, you will generally bear the risk of any loss, provided Allegiant has followed reasonable procedures to confirm the authenticity of instructions.


CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Allegiant to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Allegiant. To the extent permitted by applicable law, Allegiant reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES


Each Fund has adopted separate distribution plans with respect to Class A Shares, Class B Shares and Class C Shares, pursuant to Rule 12b-1 under the 1940 Act that allow each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Each Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class A Shares. However, actual distribution fees for Class A Shares are expected to be no more than: (i) 0.005% with respect to the S&P 500 Index Fund; (ii) 0.08% for each other Equity Fund; (iii) 0.03% with respect to the Ultra Short Bond Fund; and (iv) 0.06% with respect to each other Fund.


Distribution fees for Class B Shares and Class C Shares, as a percentage of average daily net assets, are as follows: (i) 0.65% with respect to the Aggressive Allocation and Conservative Allocation Funds; and (ii) 0.75% with respect to each other Fund.

Each Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class A Shares, Class B Shares or Class C Shares of the Fund. Such services include, but are not limited to, processing purchase and redemption orders, processing dividend payments and maintaining customer account records. Each Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class A Shares, Class B Shares or Class C Shares for these shareholder services.


The Funds' Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The following Funds distribute income at least annually:

      Allegiant International Equity Fund
      Allegiant Large Cap Growth Fund
      Allegiant Mid Cap Growth Fund
      Allegiant Mid Cap Value Fund
      Allegiant Small Cap Core Fund
      Allegiant Small Cap Growth Fund
      Allegiant Small Cap Value Fund


The following Funds distribute income quarterly:

      Allegiant Large Cap Core Equity Fund
      Allegiant Large Cap Value Fund
      Allegiant S&P 500 Index Fund
      Allegiant Aggressive Allocation Fund
      Allegiant Balanced Allocation Fund

The following Funds distribute income monthly:

      Allegiant Conservative Allocation Fund
      Allegiant Bond Fund
      Allegiant Government Mortgage Fund
      Allegiant Intermediate Bond Fund
      Allegiant Limited Maturity Bond Fund
      Allegiant Total Return Advantage Fund
      Allegiant Ultra Short Bond Fund
      Allegiant Intermediate Tax Exempt Bond Fund
      Allegiant Michigan Intermediate Municipal Bond Fund
      Allegiant Ohio Intermediate Tax Exempt Bond Fund
      Allegiant Pennsylvania Intermediate Municipal Bond Fund

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution.

You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at WWW.ALLEGIANTFUNDS.COM, or by notifying Allegiant in writing prior to the date of the distribution. Your election will be effective for distributions paid the next day if done through the Internet or after Allegiant receives your written notice.

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Certain other distributions paid by the Funds to individual shareholders may also be taxable to you as long-term capital gain, subject to certain requirements. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. However, if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. The amount of a Fund's distributions that are qualifying dividends may be reduced as a result of a Fund's securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by a Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend. In general, long-term capital gains and dividends are taxed at a maximum rate of 15%. Fund distributions (other than exempt-interest dividends discussed below) attributable to short-term capital gains and ordinary income will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In selecting portfolio securities to be sold, the Funds generally use tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will generally recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

It is expected that the Allegiant International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Allegiant International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

The Allegiant Intermediate Tax Exempt Bond Fund, Allegiant Michigan Intermediate Municipal Bond Fund, Allegiant Ohio Intermediate Tax Exempt Bond Fund, and Allegiant Pennsylvania Intermediate Municipal Bond Fund (the "Tax Free Bond Funds") anticipate that substantially all of their income dividends will be attributable to "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Free Bond Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Free Bond Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.


A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2005, the withholding rate is 28%.


The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


SUNSET OF TAX PROVISIONS

Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of these provisions in the Code for taxable years beginning after December 31, 2008.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Allegiant Michigan Intermediate Municipal Bond Fund intends to distribute income that is exempt from Michigan income taxes. The Allegiant Ohio Intermediate Tax Exempt Bond Fund intends to distribute income that is exempt from Ohio personal income taxes. The Allegiant Pennsylvania Intermediate Municipal Bond Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class A Shares, Class B Shares and Class C Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.


The financial highlights have been audited by [_____], an Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the annual report dated May 31, 2005 and is [_____] the Statement of Additional Information.


In June 2000, the Parkstone Mid Capitalization Funds, Bond, U.S. Government Income, and Michigan Municipal Bond were reorganized into the Mid Cap Growth, Bond, Government Mortgage, and Michigan Intermediate Municipal Bond Funds, respectively. In connection with this reorganization, each of these Allegiant Funds adopted the financial highlights, financial statements and performance history of its corresponding acquired Parkstone Fund.


No financial highlights are presented for Class B Shares of the Ultra Short Bond and Pennsylvania Intermediate Municipal Bond Funds because Class B Shares of these Funds had not yet commenced operations as of May 31, 2005. No financial highlights are presented for Class C Shares of the Ultra Short Bond Fund because Class C Shares of this Fund had not yet commenced operations as of May 31, 2005.


You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                     Net Asset      Net         Realized and    Dividends   Distributions
                      Value,     Investment      Unrealized      from Net     from Net      Net Asset               Net Assets
                     Beginning    Income/       Gain (Loss)     Investment    Realized      Value, End     Total      End of
                      of Year      (Loss)      on Investments     Income    Capital Gains    of Year      Return+   Year (000)
INTERNATIONAL EQUITY FUND

CLASS A

2005

2004                  $  7.97     $  0.07(1)      $  2.17        $ (0.12)     $ (0.00)       $ 10.09       28.19%    $ 11,693
2003                     9.68        0.10(1)        (1.79)         (0.02)       (0.00)          7.97      (17.49)      32,345
2002                    10.81        0.04(1)        (1.16)         (0.01)       (0.00)          9.68      (10.35)      12,143
2001                    14.97       (0.01)(1)       (3.15)         (0.00)       (1.00)         10.81      (22.88)      15,390


CLASS B

2005

2004                  $  7.77     $ (0.02)(1)     $  2.14        $ (0.08)     $ (0.00)       $  9.81       27.31%    $  1,834
2003                     9.46        0.01(1)        (1.70)         (0.00)       (0.00)          7.77      (17.87)       1,944
2002                    10.62       (0.04)(1)       (1.12)         (0.00)       (0.00)          9.46      (10.92)       3,209
2001                    14.83       (0.10)(1)       (3.11)         (0.00)       (1.00)         10.62      (23.47)       5,317


CLASS C

2005

2004                  $  7.77     $ (0.00)(1)     $  2.12        $ (0.11)     $ (0.00)       $  9.78       27.27%    $  1,209
2003                     9.46        0.01(1)        (1.70)         (0.00)       (0.00)          7.77      (17.87)         413
2002                    10.63       (0.03)(1)       (1.14)         (0.00)       (0.00)          9.46      (11.01)         565
2001                    14.83       (0.10)(1)       (3.10)         (0.00)       (1.00)         10.63      (23.40)         364


                                                                   Ratio of Net
                                                                    Investment
                                                       Ratio         Income/
                                    Ratio of Net    of Expenses     (Loss) to
                      Ratio of       Investment      to Average      Average
                      Expenses     Income/(Loss)     Net Assets     Net Assets   Portfolio
                     to Average      to Average     (Before Fee    (Before Fee   Turnover
                     Net Assets      Net Assets       Waivers)       Waivers)      Rate
INTERNATIONAL EQUITY FUND

CLASS A

2005

2004                    1.66%           0.49%           1.66%          0.49%        117%
2003                    1.63            0.81            1.63           0.81          90
2002                    1.59            0.38            1.59           0.38          63
2001                    1.70           (0.04)           1.75          (0.09)        161


CLASS B

2005

2004                    2.36%          (0.21)%          2.36%         (0.21)%       117%
2003                    2.34            0.10            2.34           0.10          90
2002                    2.30           (0.33)           2.30          (0.33)         63
2001                    2.41           (0.75)           2.46          (0.80)        161


CLASS C

2005

2004                    2.36%          (0.21)%          2.36%         (0.21)%       117%
2003                    2.34            0.10            2.34           0.10          90
2002                    2.30           (0.33)           2.30          (0.33)         63
2001                    2.41           (0.75)           2.46          (0.80)        161


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.

(1)   Per share data calculated using average shares outstanding method.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                     Net Asset      Net         Realized and    Dividends   Distributions
                      Value,     Investment      Unrealized      from Net      from Net     Net Asset               Net Assets
                     Beginning    Income/       Gain (Loss)     Investment     Realized     Value, End     Total      End of
                      of Year      (Loss)      on Investments     Income    Capital Gains    of Year      Return+   Year (000)
LARGE CAP CORE EQUITY FUND

CLASS A

2005

2004                  $  9.49     $  0.06(1)      $  1.33        $ (0.07)     $ (0.00)       $ 10.81       14.62%    $ 8,648
2003                    10.77        0.08(1)        (1.29)         (0.07)       (0.00)          9.49      (11.22)      4,703
2002                    12.16        0.02(1)        (1.13)         (0.02)       (0.26)         10.77       (9.19)      3,313
2001                    14.80       (0.02)          (0.70)         (0.00)       (1.92)         12.16       (5.91)      3,987


CLASS B

2005

2004                  $  9.22     $ (0.02)(1)     $  1.29        $ (0.00)     $ (0.00)       $ 10.49       13.70%      3,527
2003                    10.48        0.01(1)        (1.26)         (0.01)       (0.00)          9.22      (11.79)      1,699
2002                    11.91       (0.05)(1)       (1.12)         (0.00)       (0.26)         10.48       (9.87)      2,013
2001                    14.62       (0.06)          (0.73)         (0.00)       (1.92)         11.91       (6.49)      2,052


CLASS C

2005

2004                  $  9.23     $ (0.02)(1)     $  1.29        $ (0.01)     $ (0.00)       $ 10.49       13.63%    $   676
2003                    10.48        0.01(1)        (1.25)         (0.01)       (0.00)          9.23      (11.68)        516
2002                    11.92       (0.04)(1)       (1.14)         (0.00)       (0.26)         10.48       (9.94)        499
2001                    14.63       (0.06)          (0.73)         (0.00)       (1.92)         11.92       (6.48)         50


                                                                   Ratio of Net
                                                                    Investment
                                                       Ratio         Income/
                                    Ratio of Net    of Expenses     (Loss) to
                      Ratio of       Investment      to Average      Average
                      Expenses     Income/(Loss)     Net Assets     Net Assets   Portfolio
                     to Average      to Average     (Before Fee    (Before Fee   Turnover
                     Net Assets      Net Assets       Waivers)       Waivers)      Rate
LARGE CAP CORE EQUITY FUND

CLASS A

2005

2004                    1.19%           0.56%           1.19%          0.56%        124%
2003                    1.21            0.83            1.21           0.83          68
2002                    1.22            0.22            1.22           0.22         112
2001                    1.24           (0.17)           1.29          (0.22)         34


CLASS B

2005

2004                    1.89%          (0.14)%          1.89%         (0.14)%       124%
2003                    1.92            0.12            1.92           0.12          68
2002                    1.93           (0.49)           1.93          (0.49)        112
2001                    1.94           (0.87)           1.94          (0.87)         34


CLASS C

2005

2004                    1.89%          (0.14)%          1.89%         (0.14)%       124%
2003                    1.92            0.12            1.92           0.12          68
2002                    1.93           (0.49)           1.93          (0.49)        112
2001                    1.94           (0.87)           1.94          (0.87)         34


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.

(1)   Per share data calculated using average shares outstanding method.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                     Net Asset      Net         Realized and    Dividends   Distributions
                      Value,     Investment      Unrealized      from Net      from Net     Net Asset               Net Assets
                     Beginning    Income/       Gain (Loss)     Investment     Realized     Value, End     Total      End of
                      of Year     (Loss)(1)    on Investments     Income    Capital Gains    of Year      Return+   Year (000)
LARGE CAP GROWTH FUND

CLASS A

2005

2004                  $ 16.95     $ (0.03)(1)     $  1.61        $ (0.04)     $ (0.00)       $ 18.49        9.34%    $142,015
2003                    19.34        0.02           (2.39)         (0.02)       (0.00)         16.95      (12.26)     136,358
2002                    24.17       (0.04)          (4.58)         (0.00)       (0.21)         19.34      (19.23)     103,258
2001                    28.76       (0.07)          (3.40)         (0.00)       (1.12)         24.17      (12.53)     139,717


CLASS B

2005

2004                  $ 16.38     $ (0.15)(1)     $  1.57        $ (0.02)     $ (0.00)       $ 17.78        8.66%    $  9,673
2003                    18.81       (0.09)          (2.34)         (0.00)       (0.00)         16.38      (12.92)       3,363
2002                    23.67       (0.19)          (4.46)         (0.00)       (0.21)         18.81      (19.77)       2,972
2001                    28.37       (0.26)          (3.32)         (0.00)       (1.12)         23.67      (13.10)       3,770


CLASS C

2005

2004                  $ 16.40     $ (0.15)(1)     $  1.57        $ (0.02)     $ (0.00)       $ 17.80        8.70%    $  1,146
2003                    18.82       (0.09)          (2.33)         (0.00)       (0.00)         16.40      (12.91)         576
2002                    23.69       (0.19)          (4.47)         (0.00)       (0.21)         18.82      (19.79)         654
2001                    28.38       (0.26)          (3.31)         (0.00)       (1.12)         23.69      (13.06)         436


                                                                   Ratio of Net
                                                                    Investment
                                                       Ratio         Income/
                                    Ratio of Net    of Expenses     (Loss) to
                      Ratio of       Investment      to Average      Average
                      Expenses     Income/(Loss)     Net Assets     Net Assets   Portfolio
                     to Average      to Average     (Before Fee    (Before Fee   Turnover
                     Net Assets      Net Assets       Waivers)       Waivers)      Rate
LARGE CAP GROWTH FUND

CLASS A

2005

2004                    1.18%          (0.16)%          1.18%         (0.16)%       144%
2003                    1.17            0.10            1.17           0.10          65
2002                    1.17           (0.20)           1.17          (0.20)         52
2001                    1.18           (0.28)           1.23          (0.33)         18


CLASS B

2005

2004                    1.88%          (0.86)%          1.88%         (0.86)%       144%
2003                    1.88           (0.61)           1.88          (0.61)         65
2002                    1.88           (0.91)           1.88          (0.91)         52
2001                    1.88           (0.98)           1.88          (0.98)         18


CLASS C

2005

2004                    1.88%          (0.86)%          1.88%         (0.86)%       144%
2003                    1.88           (0.61)           1.88          (0.61)         65
2002                    1.88           (0.91)%          1.88          (0.91)         52
2001                    1.88           (0.98)           1.88          (0.98)         18


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.

(1)   Per share data calculated using average shares outstanding method.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                     Net Asset      Net         Realized and    Dividends   Distributions
                      Value,     Investment      Unrealized      from Net      from Net     Net Asset               Net Assets
                     Beginning    Income/       Gain (Loss)     Investment     Realized     Value, End     Total      End of
                      of Year      (Loss)      on Investments     Income    Capital Gains    of Year      Return+   Year (000)
LARGE CAP VALUE FUND

CLASS A

2005

2004                  $ 14.03     $  0.18(1)      $  2.37        $ (0.19)     $ (0.00)       $ 16.39       18.24%    $ 41,023
2003                    15.80        0.19(1)        (1.75)         (0.18)       (0.03)         14.03       (9.78)      34,207
2002                    17.36        0.15(1)        (0.88)         (0.15)       (0.68)         15.80       (4.10)      39,511
2001                    16.00        0.21            1.71          (0.24)       (0.32)         17.36       12.42       43,511


CLASS B

2005

2004                  $ 13.97     $  0.06(1)      $  2.38        $ (0.11)     $ (0.00)       $ 16.30       17.47%    $ 10,499
2003                    15.73        0.09(1)        (1.74)         (0.08)       (0.03)         13.97      (10.45)       7,022
2002                    17.29        0.03(1)        (0.88)         (0.03)       (0.68)         15.73       (4.81)       9,521
2001                    15.93        0.09            1.72          (0.13)       (0.32)         17.29       11.69       12,458


CLASS C

2005

2004                  $ 13.94     $  0.02(1)      $  2.40        $ (0.12)     $ (0.00)       $ 16.24       17.36%    $    697
2003                    15.70        0.10(1)        (1.74)         (0.09)       (0.03)         13.94      (10.42)         305
2002                    17.27        0.04(1)        (0.88)         (0.05)       (0.68)         15.70       (4.77)         341
2001                    15.93        0.09            1.72          (0.15)       (0.32)         17.27       11.67          187


                                                                   Ratio of Net
                                                                    Investment
                                                       Ratio         Income/
                                    Ratio of Net    of Expenses     (Loss) to
                      Ratio of       Investment      to Average      Average
                      Expenses     Income/(Loss)     Net Assets     Net Assets   Portfolio
                     to Average      to Average     (Before Fee    (Before Fee   Turnover
                     Net Assets      Net Assets       Waivers)       Waivers)      Rate
LARGE CAP VALUE FUND

CLASS A

2005

2004                    1.19%           1.13%           1.19%          1.13%         47%
2003                    1.18            1.37            1.18           1.37          34
2002                    1.17            0.90            1.17           0.90          39
2001                    1.22            1.29            1.27           1.24          67


CLASS B

2005

2004                    1.89%           0.43%           1.89%          0.43%         47%
2003                    1.89            0.66            1.89           0.66          34
2002                    1.88            0.19            1.88           0.19          39
2001                    1.92            0.59            1.92           0.59          67


CLASS C

2005

2004                    1.89%           0.43%           1.89%          0.43%         47%
2003                    1.89            0.66            1.89           0.66          34
2002                    1.88            0.19            1.88           0.19          39
2001                    1.93            0.59            1.93           0.59          67



+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.

(1)   Per share data calculated using average shares outstanding method.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                     Net Asset      Net         Realized and    Dividends   Distributions
                      Value,     Investment      Unrealized      from Net      from Net     Net Asset               Net Assets
                     Beginning    Income/       Gain (Loss)     Investment     Realized     Value, End     Total      End of
                      of Year      (Loss)      on Investments     Income    Capital Gains    of Year      Return+   Year (000)
MID CAP GROWTH FUND

CLASS A

2005

2004                  $  5.48     $ (0.06)(1)     $  0.90        $ (0.00)     $ (0.00)       $  6.32       15.33%    $ 19,092
2003                     6.26       (0.06)(1)       (0.72)         (0.00)       (0.00)          5.48      (12.46)      16,476
2002                     7.80       (0.08)(1)       (1.46)         (0.00)       (0.00)          6.26      (19.74)      19,943
2001                    15.53       (0.10)(1)       (3.09)         (0.00)       (4.54)          7.80      (24.23)      28,107


CLASS B

2005

2004                  $  4.53     $ (0.08)(1)     $  0.74        $ (0.00)     $ (0.00)       $  5.19       14.57%    $  3,429
2003                     5.21       (0.08)(1)       (0.60)         (0.00)       (0.00)          4.53      (13.05)       4,157
2002                     6.55       (0.11)(1)       (1.23)         (0.00)       (0.00)          5.21      (20.46)       6,899
2001                    13.95       (0.16)(1)       (2.70)         (0.00)       (4.54)          6.55      (24.69)      11,339


CLASS C

2005

2004                  $  4.59     $ (0.08)(1)     $  0.76        $ (0.00)     $ (0.00)       $  5.27       14.82%    $    366
2003                     5.29       (0.08)(1)       (0.62)         (0.00)       (0.00)          4.59      (13.23)         220
2002                     6.64       (0.11)(1)       (1.24)         (0.00)       (0.00)          5.29      (20.33)         240
2001(2)                 15.11       (0.12)(1)       (3.81)         (0.00)       (4.54)          6.64      (29.86)         142


MID CAP VALUE FUND

CLASS A

2005

2004                  $ 10.05     $ (0.00)(1)     $  2.68        $ (0.06)     $ (0.23)       $ 12.44       26.85%    $  5,313
2003(3)                 10.00        0.06(1)         0.01          (0.02)       (0.00)         10.05        0.71        1,299

CLASS B

2005

2004(3)               $ 10.14     $ (0.08)(1)     $  2.56        $ (0.02)     $ (0.23)       $ 12.37       24.64%    $  3,472

CLASS C

2005

2004(3)               $ 10.14     $ (0.08)(1)     $  2.60        $ (0.01)     $ (0.23)       $ 12.42       24.96%    $    858

                                                                   Ratio of Net
                                                                    Investment
                                                       Ratio         Income/
                                    Ratio of Net    of Expenses     (Loss) to
                      Ratio of       Investment      to Average      Average
                      Expenses     Income/(Loss)     Net Assets     Net Assets   Portfolio
                     to Average      to Average     (Before Fee    (Before Fee   Turnover
                     Net Assets      Net Assets       Waivers)       Waivers)      Rate
MID CAP GROWTH FUND

CLASS A

2005

2004                    1.38%          (0.94)%          1.51%         (1.07)%       228%
2003                    1.55           (1.17)           1.55          (1.17)         66
2002                    1.52           (1.17)           1.52          (1.17)         68
2001                    1.50           (0.88)           1.55          (0.93)        191


CLASS B

2005

2004                    2.08%          (1.64)%          2.21%         (1.77)%       228%
2003                    2.26           (1.88)           2.26          (1.88)         66
2002                    2.23           (1.88)           2.23          (1.88)         68
2001                    2.21           (1.59)           2.21          (1.59)        191


CLASS C
2005
2004                    2.08%          (1.64)%          2.21%         (1.77)%       228%
2003                    2.26           (1.88)           2.26          (1.88)         66
2002                    2.23           (1.88)           2.23          (1.88)         68
2001(2)                 2.21           (1.59)           2.21          (1.59)        191



MID CAP VALUE FUND

CLASS A

2005

2004                    1.32%           0.11%           1.45%         (0.02)%        87%
2003(3)                 1.18            0.64            1.49           0.33          76

CLASS B

2005

2004(3)                 2.05%          (0.62)%          2.18%         (0.75)%        87%

CLASS C

2005

2004(3)                 2.05%          (0.62)%          2.18%         (0.75)%        87%


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.

(1)   Per share data calculated using average shares outstanding method.

(2) Mid Cap Growth Fund Class C commenced operations on June 15, 2000. All ratios for the period have been annualized.

(3) Mid Cap Value Fund Class A, Class B and Class C commenced operations on July 1, 2002, June 2, 2003 and June 2, 2003, respectively. All ratios for the periods have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                     Net Asset      Net         Realized and    Dividends   Distributions
                      Value,     Investment      Unrealized      from Net      from Net     Net Asset               Net Assets
                     Beginning    Income/       Gain (Loss)     Investment     Realized     Value, End     Total      End of
                      of Year      (Loss)      on Investments     Income    Capital Gains    of Year      Return+   Year (000)
S&P 500 INDEX FUND

CLASS A

2005

2004                  $  8.29     $  0.10(1)      $  1.34        $ (0.09)     $ (0.00)        $ 9.64       17.47%    $ 16,111
2003                     9.18        0.09(1)        (0.89)         (0.09)       (0.00)          8.29       (8.57)      12,571
2002                    10.82        0.08(1)        (1.64)         (0.08)       (0.00)          9.18      (14.44)       7,889
2001                    12.22        0.08           (1.40)         (0.08)       (0.00)         10.82      (10.82)       7,777


CLASS B

2005

2004                  $  8.24     $  0.03(1)      $  1.33        $ (0.03)     $ (0.00)        $ 9.57       16.57%    $  3,120
2003                     9.14        0.04(1)        (0.90)         (0.04)       (0.00)          8.24       (9.40)       1,914
2002                    10.79        0.01(1)        (1.64)         (0.02)       (0.00)          9.14      (15.16)       1,470
2001                    12.20        0.01           (1.41)         (0.01)       (0.00)         10.79      (11.47)       1,080


CLASS C

2005

2004                  $  8.25     $  0.03(1)      $  1.35        $ (0.04)     $ (0.00)        $ 9.59       16.70%    $  1,698
2003                     9.15        0.03(1)        (0.89)         (0.04)       (0.00)          8.25       (9.41)         881
2002                    10.79        0.01(1)        (1.64)         (0.01)       (0.00)          9.15      (15.08)         885
2001                    12.20        0.00           (1.40)         (0.01)       (0.00)         10.79      (11.51)         649


SMALL CAP CORE FUND


CLASS A
2005
2004(2)               $ 10.00     $ (0.01)(1)     $ (0.49)       $ (0.00)     $ (0.00)        $ 9.50       (5.00)%   $    241

CLASS B
2005
2004(2)               $ 10.00     $ (0.02)(1)     $ (0.49)       $ (0.00)     $ (0.00)        $ 9.49       (5.10)%   $     24

CLASS C
2005
2004(2)               $ 10.00     $ (0.02)(1)     $ (0.48)       $ (0.00)     $ (0.00)        $ 9.50       (5.00)%   $    300


                                                                   Ratio of Net
                                                                    Investment
                                                       Ratio         Income/
                                    Ratio of Net    of Expenses     (Loss) to
                      Ratio of       Investment      to Average      Average
                      Expenses     Income/(Loss)     Net Assets     Net Assets   Portfolio
                     to Average      to Average     (Before Fee    (Before Fee   Turnover
                     Net Assets      Net Assets       Waivers)       Waivers)      Rate
S&P 500 INDEX FUND

CLASS A

2005

2004                    0.59%           1.07%           0.74%          0.92%          1%
2003                    0.60            1.18            0.75           1.03           7
2002                    0.58            0.84            0.73           0.69           4
2001                    0.61            0.69            0.86           0.44          15


CLASS B

2005

2004                    1.34%           0.32%           1.49%          0.17%          1%
2003                    1.35            0.43            1.50           0.28           7
2002                    1.33            0.09            1.48          (0.06)          4
2001                    1.36           (0.06)           1.51          (0.21)         15


CLASS C

2005

2004                    1.34%           0.32%           1.49%          0.17%          1%
2003                    1.35            0.43            1.50           0.28           7
2002                    1.33            0.09            1.48          (0.06)          4
2001                    1.36           (0.06)           1.51          (0.21)         15


SMALL CAP CORE FUND


CLASS A
2005
2004(2)                 1.56%          (0.92)%          1.56%         (0.92)%         4%

CLASS B
2005
2004(2)                 2.26%          (1.62)%          2.26%         (1.62)%         4%

CLASS C
2005
2004(2)                 2.26%          (1.62)%          2.26%         (1.62)%         4%

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.

(1)   Per share data calculated using average shares outstanding method.



(2) Small Cap Core Fund Class A, Class B and Class C commenced operations on April 2, 2004. All ratios for the period have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                     Net Asset      Net         Realized and    Dividends   Distributions
                      Value,     Investment      Unrealized      from Net      from Net     Net Asset               Net Assets
                     Beginning    Income/       Gain (Loss)     Investment     Realized     Value, End     Total      End of
                      of Year      (Loss)      on Investments     Income    Capital Gains    of Year      Return+   Year (000)
SMALL CAP GROWTH FUND

CLASS A

2005

2004                  $  7.59     $ (0.11)(1)     $  1.46        $ (0.00)     $ (0.00)        $ 8.94       17.79%    $ 22,493
2003                     9.07       (0.08)(1)       (1.40)         (0.00)       (0.00)          7.59      (16.32)      18,814
2002                    11.44       (0.12)(1)       (2.25)         (0.00)       (0.00)          9.07      (20.72)      21,941
2001                    14.81       (0.09)(1)       (1.92)         (0.00)       (1.36)         11.44      (14.97)      31,327


CLASS B

2005

2004                  $  7.30     $ (0.17)(1)     $  1.41        $ (0.00)     $ (0.00)        $ 8.54       16.99%    $  5,186
2003                     8.79       (0.12)(1)       (1.37)         (0.00)       (0.00)          7.30      (16.95)       5,141
2002                    11.16       (0.18)(1)       (2.19)         (0.00)       (0.00)          8.79      (21.24)       8,055
2001                    14.58       (0.18)(1)       (1.88)         (0.00)       (1.36)         11.16      (15.59)      13,010


CLASS C

2005

2004                  $  7.32     $ (0.17)(1)     $  1.41        $ (0.00)     $ (0.00)        $ 8.56       16.94%    $    719
2003                     8.81       (0.12)(1)       (1.37)         (0.00)       (0.00)          7.32      (16.91)         390
2002                    11.19       (0.18)(1)       (2.20)         (0.00)       (0.00)          8.81      (21.27)         476
2001                    14.57       (0.18)(1)       (1.84)         (0.00)       (1.36)         11.19      (15.32)         374


                                                                   Ratio of Net
                                                                    Investment
                                                       Ratio         Income/
                                    Ratio of Net    of Expenses     (Loss) to
                      Ratio of       Investment      to Average      Average
                      Expenses     Income/(Loss)     Net Assets     Net Assets   Portfolio
                     to Average      to Average     (Before Fee    (Before Fee   Turnover
                     Net Assets      Net Assets       Waivers)       Waivers)      Rate
SMALL CAP GROWTH FUND

CLASS A

2005

2004                    1.48%          (1.27)%          1.48%         (1.27)%       340%
2003                    1.54           (1.17)           1.54          (1.17)        119
2002                    1.49           (1.13)           1.49          (1.13)        122
2001                    1.52           (0.69)           1.57          (0.74)        174


CLASS B

2005

2004                    2.18%          (1.97)%          2.18%         (1.97)%       340%
2003                    2.25           (1.88)           2.25          (1.88)        119
2002                    2.20           (1.84)           2.20          (1.84)        122
2001                    2.22           (1.39)           2.27          (1.44)        174


CLASS C

2005

2004                    2.18%          (1.97)%          2.18%         (1.97)%       340%
2003                    2.25           (1.88)           2.25          (1.88)        119
2002                    2.20           (1.84)           2.20          (1.84)        122
2001                    2.22           (1.39)           2.27          (1.44)        174



+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.

(1)   Per share data calculated using average shares outstanding method.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                     Net Asset      Net         Realized and    Dividends   Distributions
                      Value,     Investment      Unrealized      from Net      from Net     Net Asset               Net Assets
                     Beginning    Income/       Gain (Loss)     Investment     Realized     Value, End     Total      End of
                      of Year      (Loss)      on Investments     Income    Capital Gains    of Year      Return+   Year (000)
SMALL CAP VALUE FUND

CLASS A

2005

2004                  $ 17.04     $ (0.04)(1)     $  4.96        $ (0.02)     $ (0.52)       $ 21.42       28.96%    $202,755
2003                    20.03        0.03(1)        (2.11)         (0.07)(2)    (0.84)         17.04       (9.88)     147,501
2002                    18.57        0.04(1)         3.29          (0.11)       (1.76)         20.03       19.31       43,052
2001                    14.77        0.19            4.23          (0.21)       (0.41)         18.57       30.55       12,315


CLASS B

2005

2004                  $ 16.67     $ (0.18)(1)     $  4.85        $ (0.00)     $ (0.52)       $ 20.82       28.10%    $ 15,844
2003                    19.68       (0.08)(1)       (2.09)         (0.00)       (0.84)         16.67      (10.56)      10,944
2002                    18.34       (0.09)(1)        3.24          (0.05)       (1.76)         19.68       18.48        7,465
2001                    14.62        0.09            4.16          (0.12)       (0.41)         18.34       29.62        1,483


CLASS C

2005

2004                  $ 16.65     $ (0.18)(1)     $  4.84        $ (0.00)     $ (0.52)       $ 20.79       28.15%    $ 20,622
2003                    19.65       (0.08)(1)       (2.08)         (0.00)       (0.84)         16.65      (10.52)      11,799
2002                    18.34       (0.12)(1)        3.27          (0.08)       (1.76)         19.65       18.46        5,100
2001                    14.62        0.11            4.14          (0.12)       (0.41)         18.34       29.62          361


                                                                   Ratio of Net
                                                                    Investment
                                                       Ratio         Income/
                                    Ratio of Net    of Expenses     (Loss) to
                      Ratio of       Investment      to Average      Average
                      Expenses     Income/(Loss)     Net Assets     Net Assets   Portfolio
                     to Average      to Average     (Before Fee    (Before Fee   Turnover
                     Net Assets      Net Assets       Waivers)       Waivers)      Rate
SMALL CAP VALUE FUND

CLASS A

2005

2004                    1.43%          (0.19)%          1.43%         (0.19)%       116%
2003                    1.45            0.23            1.45           0.23         127
2002                    1.41            0.29            1.41           0.29         106
2001                    1.45            1.10            1.50           1.05         128


CLASS B

2005

2004                    2.13%          (0.90)%          2.13%         (0.90)%       116%
2003                    2.16           (0.48)           2.16          (0.48)        127
2002                    2.12           (0.42)           2.12          (0.42)        106
2001                    2.15            0.40            2.15           0.35         128


CLASS C

2005

2004                    2.13%          (0.90)%          2.13%         (0.90)%       116%
2003                    2.16           (0.48)           2.16          (0.48)        127
2002                    2.12           (0.42)           2.12          (0.42)        106
2001                    2.15            0.40            2.15           0.35         128



+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.

(1)   Per share data calculated using average shares outstanding method.

(2) Includes a tax return of capital of $(0.01) for Class A for Small Cap Value Fund.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                     Net Asset      Net         Realized and    Dividends   Distributions
                      Value,     Investment      Unrealized      from Net      from Net     Net Asset               Net Assets
                     Beginning    Income/       Gain (Loss)     Investment     Realized     Value, End     Total      End of
                      of Year      (Loss)      on Investments     Income    Capital Gains    of Year      Return+   Year (000)
AGGRESSIVE ALLOCATION FUND

CLASS A

2005

2004                  $  8.21     $  0.03(1)      $  1.00        $ (0.03)     $ (0.00)        $ 9.21       12.54%    $  3,519
2003                     9.07        0.00(1)        (0.80)         (0.06)(3)    (0.00)          8.21       (8.73)       2,744
2002                     9.95        0.08(1)        (0.83)         (0.13)(4)    (0.00)          9.07       (7.54)       2,744
2001(2)                 10.00        0.02           (0.06)         (0.01)       (0.00)          9.95       (0.38)       2,500


CLASS B

2005

2004                  $  8.13     $ (0.02)(1)     $  0.99        $ (0.02)     $ (0.00)        $ 9.08       11.93%    $  1,431
2003                     9.03       (0.05)(1)       (0.80)         (0.05)(3)    (0.00)          8.13       (9.32)         610
2002                     9.95        0.03(1)        (0.83)         (0.12)(4)    (0.00)          9.03       (8.12)         137
2001(2)                  9.98        0.00           (0.03)         (0.00)       (0.00)          9.95       (0.30)           7


CLASS C

2005

2004                  $  8.14     $ (0.00)(1)     $  0.98        $ (0.02)     $ (0.00)        $ 9.10       12.01%    $  1,021
2003                     9.04       (0.05)(1)       (0.80)         (0.05)(3)    (0.00)          8.14       (9.34)         241
2002(2)                  9.89        0.03(1)        (0.77)         (0.11)(4)    (0.00)          9.04       (8.37)         223


BALANCED ALLOCATION FUND

CLASS A

2005

2004                  $  8.45     $  0.08(1)      $  0.90        $ (0.07)      $(0.00)        $ 9.36       11.67%    $ 16,900
2003                     9.02        0.11(1)        (0.55)         (0.13)       (0.00)          8.45       (4.80)      16,515
2002(5)                  9.72        0.17(1)        (0.69)         (0.18)       (0.00)          9.02       (5.41)      16,664
2001                    11.68        0.29           (0.46)         (0.24)       (1.55)          9.72       (1.92)      13,592


CLASS B

2005

2004                  $  8.46     $  0.02(1)      $  0.89        $ (0.01)      $(0.00)        $ 9.36       10.80%    $  6,985
2003                     9.03        0.05(1)        (0.55)         (0.07)       (0.00)          8.46       (5.48)       5,879
2002(5)                  9.73        0.11(1)        (0.70)         (0.11)       (0.00)          9.03       (6.06)       5,721
2001                    11.70        0.21           (0.46)         (0.17)       (1.55)          9.73       (2.67)       5,551


CLASS C

2005

2004                  $  8.43     $  0.03(1)      $  0.88        $ (0.01)      $(0.00)        $ 9.33       10.83%    $  1,754
2003                     9.00        0.05(1)        (0.55)         (0.07)       (0.00)          8.43       (5.49)         680
2002(5)                  9.72        0.11(1)        (0.71)         (0.12)       (0.00)          9.00       (6.16)         747
2001                    11.70        0.21           (0.46)         (0.18)       (1.55)          9.72       (2.70)          22


                                                                   Ratio of Net
                                                                    Investment
                                                       Ratio         Income/
                                    Ratio of Net    of Expenses     (Loss) to
                      Ratio of       Investment      to Average      Average
                      Expenses     Income/(Loss)     Net Assets     Net Assets   Portfolio
                     to Average      to Average     (Before Fee    (Before Fee   Turnover
                     Net Assets      Net Assets       Waivers)       Waivers)      Rate
AGGRESSIVE ALLOCATION FUND

CLASS A

2005

2004                    0.55%           0.36%           0.80%          0.11%         42%
2003                    1.13           (0.02)           1.38          (0.27)         78
2002                    1.37            0.90            1.62           0.65          40
2001(2)                 0.63            0.85            1.01           0.47           5

CLASS B

2005

2004                    1.15%          (0.24)%          1.40%         (0.49)%        42%
2003                    1.74           (0.63)           1.99          (0.88)         78
2002                    1.98            0.29            2.23           0.04          40
2001(2)                 1.23            0.25            1.56          (0.08)          5

CLASS C

2005

2004                    1.15%          (0.24)%          1.40%         (0.49)%        42%
2003                    1.74           (0.63)           1.99          (0.88)         78
2002(2)                 1.98            0.29            2.23           0.04          40

BALANCED ALLOCATION FUND

CLASS A

2005

2004                    1.23%           0.90%           1.23%          0.90%        230%
2003                    1.34            1.38            1.34           1.38         171
2002(5)                 1.25            1.88            1.25           1.88         106
2001                    1.28            2.06            1.33           2.01         161


CLASS B

2005

2004                    1.93%           0.20%           1.93%          0.20%        230%
2003                    2.05            0.67            2.05           0.67         171
2002(5)                 1.96            1.17            1.96           1.17         106
2001                    1.98            1.69            1.98           1.69         161


CLASS C

2005

2004                    1.93%           0.20%           1.93%          0.20%        230%
2003                    2.05            0.67            2.05           0.67         171
2002(5)                 1.96            1.17            1.96           1.17         106
2001                    1.98            1.69            1.98           1.69         161


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.

(1)   Per share data calculated using average shares outstanding method.

(2) The Aggressive Allocation Fund Class A, Class B and Class C commenced operations on March 6, 2001, May 8, 2001 and June 28, 2001, respectively. All ratios for the respective periods have been annualized.

(3) Includes a tax return of capital of $(0.06), $(0.05) and $(0.05) for Class A, Class B and Class C respectively, for the Aggressive Allocation Fund.

(4) Includes a tax return of capital of $(0.04), $(0.04) and $(0.04) for Class A, Class B and Class C respectively, for the Aggressive Allocation Fund.

(5) As required, effective June 1, 2001, Balanced Allocation Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses as an adjustment to interest income. The effect of this change for the year ended May 31, 2002 was $0.00 on per share data and an increase in the Ratio of Net Investment Income to Average Net Assets of 0.02%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                     Net Asset      Net         Realized and    Dividends   Distributions
                      Value,     Investment      Unrealized      from Net      from Net     Net Asset               Net Assets
                     Beginning    Income/       Gain (Loss)     Investment     Realized     Value, End     Total      End of
                      of Year      (Loss)      on Investments     Income    Capital Gains    of Year      Return+   Year (000)
CONSERVATIVE ALLOCATION FUND

CLASS A

2005

2004                  $  9.57     $  0.15(1)      $  0.41        $ (0.13)     $ (0.00)       $ 10.00        5.92%    $  3,457
2003                     9.66        0.14(1)        (0.06)         (0.17)(3)    (0.00)          9.57        0.90        3,048
2002                    10.04        0.24(1)        (0.36)         (0.26)       (0.00)          9.66       (1.21)       2,689
2001(2)                 10.00        0.07            0.02          (0.05)       (0.00)         10.04        0.90        2,522

CLASS B

2005

2004                  $  9.55     $  0.09(1)      $  0.42        $ (0.09)     $ (0.00)       $  9.97        5.36%    $  1,171
2003                     9.65        0.06(1)        (0.04)         (0.12)(3)    (0.00)          9.55        0.27          613
2002(2)                  9.97        0.08(1)        (0.22)         (0.18)       (0.00)          9.65       (1.46)         163

CLASS C

2005

2004                  $  9.56     $  0.09(1)      $  0.42        $ (0.09)     $ (0.00)       $  9.98        5.32%    $  1,395
2003                     9.65        0.09(1)        (0.06)         (0.12)(3)    (0.00)          9.56        0.34          753
2002                    10.04        0.10(1)        (0.28)         (0.21)       (0.00)          9.65       (1.79)         702
2001(2)                 10.14        0.00           (0.10)         (0.00)       (0.00)         10.04       (0.99)          55

                                                                   Ratio of Net
                                                                    Investment
                                                       Ratio         Income/
                                    Ratio of Net    of Expenses     (Loss) to
                      Ratio of       Investment      to Average      Average
                      Expenses     Income/(Loss)     Net Assets     Net Assets   Portfolio
                     to Average      to Average     (Before Fee    (Before Fee   Turnover
                     Net Assets      Net Assets       Waivers)       Waivers)      Rate
CONSERVATIVE ALLOCATION FUND

CLASS A

2005

2004                    0.53%           1.46%           0.78%          1.21%         27%
2003                    0.95            1.58            1.20           1.33          38
2002                    1.27            2.43            1.52           2.18          27
2001(2)                 0.62            2.95            1.00           2.57           5

CLASS B

2005

2004                    1.13%           0.86%           1.38%          0.61%         27%
2003                    1.56            0.97            1.81           0.72          38
2002(2)                 1.88            1.82            2.13           1.57          27

CLASS C

2005

2004                    1.13%           0.86%           1.38%          0.61%         27%
2003                    1.56            0.97            1.81           0.72          38
2002                    1.88            1.82            2.13           1.57          27
2001(2)                 1.22            2.35            1.60           1.97           5

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.

(1)   Per share data calculated using average shares outstanding method.

(2) The Conservative Allocation Fund Class A, Class B and Class C commenced operations on March 6, 2001, July 13, 2001 and May 23, 2001, respectively. All ratios for the respective periods have been annualized.

(3) Includes a tax return of capital of $(0.03), $(0.02) and $(0.02) for Class A, Class B and Class C, respectively, for the Conservative Allocation Fund.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                     Net Asset      Net         Realized and    Dividends   Distributions
                      Value,     Investment      Unrealized      from Net     from Net      Net Asset               Net Assets
                     Beginning    Income/       Gain (Loss)     Investment    Realized      Value, End     Total      End of
                      of Year      (Loss)      on Investments     Income    Capital Gains    of Year      Return+   Year (000)
BOND FUND++
CLASS A

2005

2004                  $ 10.47     $  0.37(1)      $ (0.47)       $ (0.37)     $ (0.00)       $ 10.00       (0.96)%   $ 11,193
2003                     9.88        0.46(1)         0.56          (0.43)       (0.00)         10.47       10.57       14,985
2002(2)                  9.73        0.54(1)         0.14          (0.53)       (0.00)          9.88        7.13        9,530
2001                     9.40        0.59            0.34          (0.60)       (0.00)          9.73       10.26        8,944


CLASS B

2005

2004                  $ 10.45     $  0.30(1)      $ (0.46)       $ (0.30)     $ (0.00)       $  9.99       (1.56)%   $  1,491
2003                     9.87        0.38(1)         0.56          (0.36)       (0.00)         10.45        9.70        2,095
2002(2)                  9.72        0.47(1)         0.14          (0.46)       (0.00)          9.87        6.39        2,133
2001                     9.38        0.54            0.33          (0.53)       (0.00)          9.72        9.46        2,317


CLASS C

2005

2004                  $ 10.44     $  0.30(1)      $ (0.46)       $ (0.30)     $ (0.00)       $  9.98       (1.56)%   $    327
2003                     9.86        0.38(1)         0.56          (0.36)       (0.00)         10.44        9.70          403
2002(2)                  9.71        0.45(1)         0.16          (0.46)       (0.00)          9.86        6.39          150
2001(3)                  9.48        0.52            0.23          (0.52)       (0.00)          9.71        8.06           62

                                                                   Ratio of Net
                                                                    Investment
                                                       Ratio         Income/
                                    Ratio of Net    of Expenses     (Loss) to
                      Ratio of       Investment      to Average      Average
                      Expenses     Income/(Loss)     Net Assets     Net Assets   Portfolio
                     to Average      to Average     (Before Fee    (Before Fee   Turnover
                     Net Assets      Net Assets       Waivers)       Waivers)      Rate
BOND FUND++

CLASS A

2005

2004                    0.99%           3.61%           0.99%          3.61%        338%
2003                    0.96            4.48            0.96           4.48         213
2002(2)                 0.96            5.45            0.96           5.45          98
2001                    0.97            6.14            1.02           6.09          73


CLASS B

2005

2004                    1.69%           2.91%           1.69%          2.91%        338%
2003                    1.67            3.77            1.67           3.77         213
2002(2)                 1.67            4.74            1.67           4.74          98
2001                    1.67            5.44            1.67           5.44          73


CLASS C

2005

2004                    1.69%           2.91%           1.69%          2.91%        338%
2003                    1.67            3.77            1.67           3.77         213
2002(2)                 1.67            4.74            1.67           4.74          98
2001(3)                 1.67            5.44            1.67           5.44          73

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.

++ Effective June 9, 2000, the Parkstone Bond Fund was merged into the Allegiant Bond Fund. The financial highlights for the periods prior to June 9, 2000 reflect the performance history of the Parkstone Bond Fund. The net asset values at the beginning of each period and the changes in net asset values, including the net asset values at the end of each period listed have been restated to reflect the conversion rate of .9725738 for Class A and .9756871 for Class B on the date of the reorganization.

(1)   Per share data calculated using average shares outstanding method.

(2) As required, effective June 1, 2001, Bond Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses as an adjustment to interest income. This resulted in a $0.01 increase in Net Investment Income Per Share and a $0.01 decrease in Realized and Unrealized Gains (Losses) Per Share for the year ended May 31, 2002. The effect of this change also resulted in an increase in the Ratio of Net Investment Income to Average Net Assets of 0.06% for the year ended May 31, 2002. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change.

(3) The Bond Fund Class C commenced operations on June 12, 2000. All ratios for the period have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                     Net Asset      Net         Realized and    Dividends   Distributions
                      Value,     Investment      Unrealized      from Net      from Net     Net Asset               Net Assets
                     Beginning    Income/       Gain (Loss)     Investment     Realized     Value, End     Total      End of
                      of Year      (Loss)      on Investments     Income    Capital Gains    of Year      Return+   Year (000)
GOVERNMENT MORTGAGE FUND

CLASS A

2005

2004                  $  9.57     $  0.35(1)      $ (0.31)       $ (0.38)      $  (0.00)      $ 9.23        0.38%    $ 17,184
2003                     9.45        0.37(1)         0.18          (0.43)         (0.00)        9.57        5.89       18,067
2002(2)                  9.22        0.47(1)         0.22          (0.46)         (0.00)        9.45        7.67       13,387
2001                     8.77        0.55            0.45          (0.55)         (0.00)        9.22       11.66       13,863


CLASS B

2005

2004                  $  9.55     $  0.28(1)      $ (0.32)       $ (0.31)      $  (0.00)      $ 9.20       (0.32)%   $  6,729
2003                     9.42        0.30(1)         0.19          (0.36)         (0.00)        9.55        5.14        7,330
2002(2)                  9.19        0.41(1)         0.22          (0.40)         (0.00)        9.42        6.93        6,801
2001                     8.74        0.49            0.44          (0.48)         (0.00)        9.19       10.90        7,160


CLASS C

2004                  $  9.56     $  0.28(1)      $ (0.31)       $ (0.31)      $  (0.00)      $ 9.22       (0.21)%   $  2,344
2003                     9.43        0.30(1)         0.19          (0.36)         (0.00)        9.56        5.15        1,246
2002(2)                  9.20        0.41(1)         0.22          (0.40)         (0.00)        9.43        6.93          752
2001(3)                  8.83        0.45            0.37          (0.45)         (0.00)        9.20        9.51          113

                                                                   Ratio of Net
                                                                    Investment
                                                       Ratio         Income/
                                    Ratio of Net    of Expenses     (Loss) to
                      Ratio of       Investment      to Average      Average
                      Expenses     Income/(Loss)     Net Assets     Net Assets   Portfolio
                     to Average      to Average     (Before Fee    (Before Fee   Turnover
                     Net Assets      Net Assets       Waivers)       Waivers)      Rate
GOVERNMENT MORTGAGE FUND

CLASS A

2005

2004                    0.94%           3.84%           1.03%          3.75%        380%
2003                    1.02            3.84            1.02           3.84         364
2002(2)                 1.01            5.04            1.01           5.04         219
2001                    1.03            6.03            1.08           5.98          78


CLASS B

2005

2004                    1.64%           3.14%           1.73%          3.05%        380%
2003                    1.73            3.13            1.73           3.13         364
2002(2)                 1.72            4.33            1.72           4.33         219
2001                    1.74            5.32            1.74           5.32          78


CLASS C

2004                    1.64%           3.14%           1.73%          3.05%        380%
2003                    1.73            3.13            1.73           3.13         364
2002(2)                 1.72            4.33            1.72           4.33         219
2001(3)                 1.74            5.32            1.74           5.32          78

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.

(1)   Per share data calculated using average shares outstanding method.

(2) As required, effective June 1, 2001, Government Mortgage Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses as an adjustment to interest income. This resulted in a $0.02 decrease in Net Investment Income Per Share and an increase of $0.02 in Realized and Unrealized Gains (Losses) Per Share for the year ended May 31, 2002. The effect of this change also resulted in a decrease in the Ratio of Net Investment Income to Average Net Assets of 0.18% for the year ended May 31, 2002. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change.

(3) Government Mortgage Fund Class C commenced operations on June 21, 2000. All ratios for the period have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                     Net Asset      Net         Realized and    Dividends   Distributions
                      Value,     Investment      Unrealized      from Net      from Net     Net Asset               Net Assets
                     Beginning    Income/       Gain (Loss)     Investment     Realized     Value, End     Total      End of
                      of Year      (Loss)      on Investments     Income    Capital Gains    of Year      Return+   Year (000)
INTERMEDIATE BOND FUND

CLASS A

2005

2004                  $ 11.11     $  0.34(1)      $ (0.41)       $ (0.34)     $ (0.00)       $ 10.70       (0.60)%   $ 13,662
2003                    10.42        0.41(1)         0.69          (0.41)       (0.00)         11.11       10.71       11,250
2002                    10.26        0.52(1)         0.16          (0.52)       (0.00)         10.42        6.78        8,926
2001                     9.92        0.62            0.34          (0.62)       (0.00)         10.26        9.88        8,172


CLASS B

2005

2004                  $ 11.11     $  0.27(1)      $ (0.40)       $ (0.27)     $ (0.00)       $ 10.71       (1.19)%   $  7,379
2003                    10.42        0.33(1)         0.69          (0.33)       (0.00)         11.11        9.94        4,245
2002                    10.26        0.45(1)         0.16          (0.45)       (0.00)         10.42        6.03        1,445
2001                     9.93        0.56            0.31          (0.54)       (0.00)         10.26        9.00        1,392


CLASS C

2005

2004                  $ 11.13     $  0.27(1)      $ (0.40)       $ (0.27)     $ (0.00)       $ 10.73       (1.19)%   $    525
2003                    10.44        0.33(1)         0.69          (0.33)       (0.00)         11.13        9.93          654
2002                    10.28        0.44(1)         0.17          (0.45)       (0.00)         10.44        6.03          413
2001                     9.93        0.55            0.35          (0.55)       (0.00)         10.28        9.22          180


                                                                   Ratio of Net
                                                                    Investment
                                                       Ratio         Income/
                                    Ratio of Net    of Expenses     (Loss) to
                      Ratio of       Investment      to Average      Average
                      Expenses     Income/(Loss)     Net Assets     Net Assets   Portfolio
                     to Average      to Average     (Before Fee    (Before Fee   Turnover
                     Net Assets      Net Assets       Waivers)       Waivers)      Rate
INTERMEDIATE BOND FUND

CLASS A

2005

2004                    0.84%           3.15%           0.99%          3.00%        164%
2003                    0.83            3.76            0.98           3.61         129
2002                    0.82            5.02            0.97           4.87         141
2001                    0.84            6.09            1.04           5.89         133


CLASS B

2005

2004                    1.54%           2.45%           1.69%          2.30%        164%
2003                    1.54            3.05            1.69           2.90         129
2002                    1.53            4.31            1.68           4.16         141
2001                    1.54            5.39            1.69           5.24         133


CLASS C

2005

2004                    1.54%           2.45%           1.69%          2.30%        164%
2003                    1.54            3.05            1.69           2.90         129
2002                    1.53            4.31            1.68           4.16         141
2001                    1.54            5.39            1.69           5.24         133



+ Total return is for the period indicated and has not been annualized, unless otherwise indicated. Total return excludes sales charge.

(1)   Per share data calculated using average shares outstanding method.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                     Net Asset      Net         Realized and    Dividends   Distributions
                      Value,     Investment      Unrealized      from Net      from Net     Net Asset               Net Assets
                     Beginning    Income/       Gain (Loss)     Investment     Realized     Value, End     Total      End of
                      of Year      (Loss)      on Investments     Income    Capital Gains    of Year      Return+   Year (000)
LIMITED MATURITY BOND FUND

CLASS A

2005

2004                  $ 10.20     $  0.24(1)      $ (0.21)       $ (0.25)     $ (0.00)       $  9.98        0.30%    $  7,809
2003                    10.00        0.30(1)         0.21          (0.31)       (0.00)         10.20        5.21       11,369
2002(2)                  9.90        0.47(1)         0.10          (0.47)       (0.00)         10.00        5.87        7,039
2001                     9.74        0.60            0.16          (0.60)       (0.00)          9.90        7.99        5,022


CLASS B

2005

2004                  $ 10.20     $  0.16(1)      $ (0.20)       $ (0.18)     $ (0.00)       $  9.98       (0.39)%   $  1,477
2003                    10.00        0.23(1)         0.21          (0.24)       (0.00)         10.20        4.47        1,721
2002(2)                  9.90        0.39(1)         0.11          (0.40)       (0.00)         10.00        5.07        1,329
2001                     9.73        0.51            0.17          (0.51)       (0.00)          9.90        7.16          742


CLASS C

2005

2004                  $ 10.20     $  0.16(1)      $ (0.20)       $ (0.18)     $ (0.00)       $  9.98       (0.40)%   $  1,428
2003                    10.00        0.23(1)         0.21          (0.24)       (0.00)         10.20        4.47        1,572
2002(2)                  9.89        0.36(1)         0.15          (0.40)       (0.00)         10.00        5.19          888
2001                     9.73        0.51            0.16          (0.51)       (0.00)          9.89        7.06           64


                                                                   Ratio of Net
                                                                    Investment
                                                       Ratio         Income/
                                    Ratio of Net    of Expenses     (Loss) to
                      Ratio of       Investment      to Average      Average
                      Expenses     Income/(Loss)     Net Assets     Net Assets   Portfolio
                     to Average      to Average     (Before Fee    (Before Fee   Turnover
                     Net Assets      Net Assets       Waivers)       Waivers)      Rate
LIMITED MATURITY BOND FUND

CLASS A

2005

2004                    0.79%           2.33%           0.89%          2.23%        136%
2003                    0.79            2.92            0.89           2.82         117
2002(2)                 0.73            4.69            0.83           4.59         110
2001                    0.65            5.88            0.83           5.70          87


CLASS B

2005

2004                    1.49%           1.63%           1.59%          1.53%        136%
2003                    1.50            2.21            1.60           2.11         117
2002(2)                 1.49            3.93            1.59           3.83         110
2001                    1.53            5.00            1.63           4.90          87


CLASS C

2005

2004                    1.49%           1.63%           1.59%          1.53%        136%
2003                    1.50            2.21            1.60           2.11         117
2002(2)                 1.49            3.93            1.59           3.83         110
2001                    1.53            5.00            1.63           4.90          87



+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.

(1)   Per share data calculated using average shares outstanding method.

(2) As required, effective June 1, 2001, Limited Maturity Bond Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses as an adjustment to interest income. The effect of this change for the year ended May 31, 2002 was $0.00 on per share data and a decrease in the Ratio of Net Investment Income to Average Net Assets of 0.01%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                     Net Asset      Net         Realized and    Dividends   Distributions
                      Value,     Investment      Unrealized      from Net     from Net      Net Asset               Net Assets
                     Beginning    Income/       Gain (Loss)     Investment    Realized      Value, End     Total      End of
                      of Year      (Loss)      on Investments     Income    Capital Gains    of Year      Return+   Year (000)
TOTAL RETURN ADVANTAGE FUND
CLASS A

2005

2004                  $ 11.01     $  0.39(1)      $ (0.55)       $ (0.39)     $ (0.24)       $ 10.22       (1.43)%   $  4,359
2003                    10.24        0.45(1)         0.92          (0.50)       (0.10)         11.01       13.79        4,122
2002(2)                 10.02        0.53(1)         0.22          (0.53)       (0.00)         10.24        7.60        1,350
2001                     9.47        0.55            0.56          (0.56)       (0.00)         10.02       12.00        1,183


CLASS B

2005

2004                  $ 11.04     $  0.32(1)      $ (0.54)       $ (0.32)     $ (0.24)       $ 10.26       (2.01)%   $  1,220
2003                    10.27        0.39(1)         0.91          (0.43)       (0.10)         11.04       12.97          902
2002(2)                 10.05        0.46(1)         0.21          (0.45)       (0.00)         10.27        6.83          301
2001                     9.50        0.48            0.56          (0.49)       (0.00)         10.05       11.18          147


CLASS C

2005

2004                  $ 11.03     $  0.32(1)      $ (0.55)       $ (0.32)     $ (0.24)       $ 10.24       (2.11)%   $    362
2003                    10.25        0.38(1)         0.93          (0.43)       (0.10)         11.03       13.09          340
2002(2)                 10.04        0.46(1)         0.20          (0.45)       (0.00)         10.25        6.73           38
2001(4)                  9.73        0.32            0.31          (0.32)       (0.00)         10.04        6.54           20

ULTRA SHORT BOND FUND

CLASS A

2005

2004                  $ 10.08     $  0.13(1)      $ (0.07)       $ (0.15)     $ (0.00)       $  9.99        0.58%    $  3,178
2003(5)                 10.02        0.06(1)         0.06          (0.06)       (0.00)         10.08        1.23          109

                                                                   Ratio of Net
                                                                    Investment
                                                       Ratio         Income/
                                   Ratio of Net     of Expenses     (Loss) to
                      Ratio of      Investment      to Average       Average
                      Expenses     Income/(Loss)    Net Assets      Net Assets   Portfolio
                     to Average     to Average      (Before Fee    (Before Fee   Turnover
                     Net Assets     Net Assets       Waivers)        Waivers)      Rate
TOTAL RETURN ADVANTAGE FUND

CLASS A

2005

2004                    0.85%           3.67%           1.00%          3.52%        134%
2003                    0.83            4.35            0.98           4.20         108
2002(2)                 0.80            5.17            0.97           5.00          88
2001                    0.76            5.70            1.04           5.42         182


CLASS B

2005

2004                    1.55%           2.97%           1.70%          2.82%        134%
2003                    1.54            3.64            1.69           3.49         108
2002(2)                 1.51            4.46            1.68           4.29          88
2001                    1.49            4.97            1.69           4.77         182


CLASS C

2005

2004                    1.55%           2.97%           1.70%          2.82%        134%
2003                    1.54            3.64            1.69           3.49         108
2002(2)                 1.51            4.46            1.68           4.29          88
2001(4)                 1.49            4.97            1.69           4.77         182

ULTRA SHORT BOND FUND

CLASS A

2005

2004                    0.61%           1.29%           0.81%          1.09%        120%
2003(5)                 0.52            1.55            0.84           1.17         239

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.

(1)   Per share data calculated using average shares outstanding method.

(2) As required, effective June 1, 2001, Total Return Advantage Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses as an adjustment to interest income. The effect of this change for the year ended May 31, 2002 was $0.00 on per share data and 0.00% on the Ratio of Investment Income to Average Net Assets. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change.

(3) Includes distribution in excess of net investment income of $(0.01) for Class A of the Total Return Advantage Fund.


(4) Total Return Advantage Fund Class C commenced operations on October 3, 2000. All ratios for the period have been annualized.


(5) Ultra Short Bond Fund (formerly Short Duration Bond Fund) Class A commenced operations on January 6, 2003. All ratios for the period have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                     Net Asset      Net         Realized and    Dividends   Distributions
                      Value,     Investment      Unrealized      from Net      from Net     Net Asset               Net Assets
                     Beginning    Income/       Gain (Loss)     Investment     Realized     Value, End     Total      End of
                      of Year      (Loss)      on Investments     Income    Capital Gains    of Year      Return+   Year (000)
INTERMEDIATE TAX EXEMPT BOND FUND
CLASS A

2005

2004                  $ 10.64     $  0.37(1)      $ (0.46)       $ (0.38)     $ (0.00)       $ 10.17       (0.83)%   $  8,295
2003                    10.21        0.38(1)         0.43          (0.38)       (0.00)         10.64        8.07        4,443
2002(2)                 10.05        0.41(1)         0.15          (0.40)       (0.00)         10.21        5.65        7,385
2001                     9.54        0.42            0.51          (0.42)       (0.00)         10.05        9.94        6,644


CLASS B

2005

2004                  $ 10.60     $  0.29(1)      $ (0.45)       $ (0.31)     $ (0.00)       $ 10.13       (1.54)%   $    778
2003                    10.16        0.30(1)         0.44          (0.30)       (0.00)         10.60        7.43          828
2002(2)                 10.00        0.33(1)         0.16          (0.33)       (0.00)         10.16        4.92          749
2001                     9.50        0.35            0.50          (0.35)       (0.00)         10.00        9.09          500


CLASS C

2005

2004                  $ 10.60     $  0.30(1)      $ (0.47)       $ (0.31)     $ (0.00)       $ 10.12       (1.64)%   $     84
2003                    10.17        0.30(1)         0.43          (0.30)       (0.00)         10.60        7.33           91
2002(2)                 10.01        0.33(1)         0.15          (0.32)       (0.00)         10.17        4.86           19
2001(3)                  9.50        0.27            0.51          (0.27)       (0.00)         10.01        8.30           82


                                                                   Ratio of Net
                                                                    Investment
                                                       Ratio         Income/
                                   Ratio of Net     of Expenses     (Loss) to
                      Ratio of      Investment      to Average       Average
                      Expenses     Income/(Loss)    Net Assets      Net Assets   Portfolio
                     to Average     to Average      (Before Fee    (Before Fee   Turnover
                     Net Assets     Net Assets       Waivers)        Waivers)      Rate
INTERMEDIATE TAX EXEMPT BOND FUND

CLASS A

2005

2004                    0.85%           3.53%           1.00%          3.38%          9%
2003                    0.85            3.67            1.00           3.52          11
2002(2)                 0.80            3.99            0.95           3.84          19
2001                    0.70            4.29            0.90           4.09          27


CLASS B

2005

2004                    1.55%           2.83%           1.70%          2.68%          9%
2003                    1.56            2.96            1.71           2.81          11
2002(2)                 1.51            3.28            1.66           3.13          19
2001                    1.40            3.59            1.55           3.44          27


CLASS C

2005

2004                    1.55%           2.83%           1.70%          2.68%          9%
2003                    1.56            2.96            1.71           2.81          11
2002(2)                 1.56            3.23            1.71           3.08          19
2001(3)                 1.55            3.44            1.70           3.29          27



+ Total return is for the period indicated and has not been annualized, unless otherwise indicated. Total return excludes sales charge.

(1)   Per share data calculated using average shares outstanding method.

(2) As required, effective June 1, 2001, Intermediate Tax Exempt Bond Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. This resulted in a $0.01 increase in Net Investment Income Per Share and a decrease of $0.01 in Realized and Unrealized Gains (Losses) Per Share for the year ended May 31, 2002. The effect of this change also resulted in an increase in the Ratio of Net Investment Income to Average Net Assets of 0.07% for the year ended May 31, 2002. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change.

(3) Information presented for the Intermediate Tax Exempt Bond Fund Class C reflects the impact of the low level of assets at the beginning of the period and throughout the year ended May 31, 2001. Because of the low asset levels, the information presented is not considered meaningful relative to the other share classes of the Fund.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                     Net Asset      Net         Realized and    Dividends   Distributions
                      Value,     Investment      Unrealized      from Net      from Net     Net Asset               Net Assets
                     Beginning    Income/       Gain (Loss)     Investment     Realized     Value, End     Total      End of
                      of Year      (Loss)      on Investments     Income    Capital Gains    of Year      Return+   Year (000)
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND

CLASS A

2005

2004                  $ 11.44     $  0.43(1)      $ (0.51)       $ (0.44)     $ (0.00)       $ 10.92       (0.68)%   $ 12,920
2003                    11.02        0.45(1)         0.44          (0.45)       (0.02)         11.44        8.23       14,112
2002(2)                 10.93        0.47(1)         0.10          (0.47)       (0.01)         11.02        5.33       15,638
2001                    10.38        0.49            0.55          (0.49)       (0.00)         10.93       10.13       13,816


CLASS B

2005

2004                  $ 11.46     $  0.36(1)      $ (0.51)       $ (0.37)     $ (0.00)       $ 10.94       (1.37)%   $  1,492
2003                    11.03        0.37(1)         0.45          (0.37)       (0.02)         11.46        7.57        1,985
2002(2)                 10.95        0.39(1)         0.09          (0.39)       (0.01)         11.03        4.44        1,960
2001                    10.39        0.40            0.56          (0.40)       (0.00)         10.95        9.31        1,937


CLASS C

2005

2004                  $ 11.46     $  0.35(1)      $ (0.51)       $ (0.36)     $ (0.00)       $ 10.94       (1.38)%   $     72
2003                    11.03        0.37(1)         0.45          (0.37)       (0.02)         11.46        7.57          320
2002(2),(3)             11.05        0.32(1)        (0.02)         (0.31)       (0.01)         11.03        2.81          283

                                                                   Ratio of Net
                                                                    Investment
                                                       Ratio         Income/
                                   Ratio of Net     of Expenses     (Loss) to
                      Ratio of      Investment      to Average       Average
                      Expenses     Income/(Loss)    Net Assets      Net Assets   Portfolio
                     to Average     to Average      (Before Fee    (Before Fee   Turnover
                     Net Assets     Net Assets       Waivers)        Waivers)      Rate
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND

CLASS A

2005

2004                    0.85%           3.86%           1.00%          3.71%          5%
2003                    0.85            3.99            1.00           3.84           7
2002(2)                 0.79            4.27            0.94           4.12           6
2001                    0.70            4.52            0.90           4.32          16


CLASS B

2005

2004                    1.55%           3.16%           1.70%          3.01%          5%
2003                    1.56            3.28            1.71           3.13           7
2002(2)                 1.50            3.56            1.65           3.41           6
2001                    1.55            3.67            1.70           3.52          16


CLASS C

2005


2004                    1.55%           3.16%           1.70%          3.01%          5%
2003                    1.56            3.28            1.71           3.13           7
2002(2),(3)             1.55            3.51            1.70           3.36           6

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.

(1)   Per share data calculated using average shares outstanding method.

(2) As required, effective June 1, 2001, Michigan Municipal Bond Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended May 31, 2002 was $0.00 on per share data. The effect of this change also resulted in an increase in the Ratio of Net Investment Income to Average Net Assets of 0.03% for the year ended May 31, 2002. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change.

(3) Michigan Intermediate Municipal Bond fund Class C commenced operations on August 6, 2001. All ratios for the period have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                      Net Asset      Net       Realized and    Dividends    Distributions
                       Value,     Investment    Unrealized     from Net       from Net       Net Asset                 Net Assets
                      Beginning    Income/     Gain (Loss)    Investment      Realized       Value, End     Total        End of
                       of Year      (Loss)    on Investments    Income      Capital Gains     of Year      Return+     Year (000)
OHIO INTERMEDIATE TAX EXEMPT BOND FUND

CLASS A

2005

2004                  $ 11.66     $  0.38(1)      $ (0.49)       $ (0.38)     $ (0.00)       $ 11.17       (0.92)%   $  9,618
2003                    11.17        0.41(1)         0.49          (0.41)       (0.00)         11.66        8.21       14,859
2002(2)                 11.00        0.44(1)         0.18          (0.45)       (0.00)         11.17        5.70       11,639
2001                    10.46        0.47            0.54          (0.47)       (0.00)         11.00        9.81        8,460


CLASS B

2005

2004                  $ 11.63     $  0.30(1)      $ (0.49)       $ (0.30)     $ (0.00)       $ 11.14       (1.62)%   $    881
2003                    11.14        0.33(1)         0.49          (0.33)       (0.00)         11.63        7.47          706
2002(2),(3)             11.10        0.18(1)         0.04          (0.18)       (0.00)         11.14        1.99          161

CLASS C

2005

2004                  $ 11.64     $  0.30(1)      $ (0.49)       $ (0.30)     $ (0.00)       $ 11.15       (1.62)%   $  1,074
2003                    11.15        0.33(1)         0.49          (0.33)       (0.00)         11.64        7.46        1,091
2002(2)                 11.00        0.36(1)         0.15          (0.36)       (0.00)         11.15        4.72        1,025
2001(3)                 10.61        0.36            0.38          (0.35)       (0.00)         11.00        7.08          281

                                                                    Ratio of Net
                                                                     Investment
                                                        Ratio         Income/
                                     Ratio of Net    of Expenses     (Loss) to
                        Ratio of      Investment     to Average       Average
                        Expenses     Income/(Loss)   Net Assets      Net Assets    Portfolio
                       to Average     to Average     (Before Fee    (Before Fee    Turnover
                       Net Assets     Net Assets      Waivers)        Waivers)       Rate
OHIO INTERMEDIATE TAX EXEMPT BOND FUND

CLASS A

2005

2004                    0.85%           3.36%           1.00%          3.21%         13%
2003                    0.85            3.60            1.00           3.45           6
2002(2)                 0.80            4.00            0.95           3.85          19
2001                    0.66            4.34            0.86           4.14          20


CLASS B

2005

2004                    1.55%           2.66%           1.70%          2.51%         13%
2003                    1.56            2.89            1.71           2.74           6
2002(2),(3)             1.51            3.29            1.66           3.14          19

CLASS C

2005

2004                    1.55%           2.66%           1.70%          2.51%         13%
2003                    1.56            2.89            1.71           2.74           6
2002(2)                 1.56            3.24            1.71           3.09          19
2001(3)                 1.51            3.49            1.66           3.34          20

+ Total return is for the period indicated and has not been ann ualized. Total return excludes sales charge.

(1)   Per share data calculated using average shares outstanding method.

(2) As required, effective June 1, 2001, Ohio Intermediate Tax Exempt Bond Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended May 31, 2002 was $0.00 on per share data. The effect of this change also resulted in a decrease in the Ratio of Net Investment Income to Average Net Assets of 0.02% for the year ended May 31, 2002. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change.

(3) Ohio Intermediate Tax Exempt Bond Fund Class B and Class C commenced operations on December 4, 2001 and June 23, 2000, respectively. All ratios for the respective periods have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                      Net Asset      Net       Realized and    Dividends    Distributions
                       Value,     Investment    Unrealized     from Net       from Net       Net Asset                 Net Assets
                      Beginning    Income/     Gain (Loss)    Investment      Realized       Value, End     Total        End of
                       of Year      (Loss)    on Investments    Income      Capital Gains     of Year      Return+     Year (000)
PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

CLASS A

2005

2004                  $ 10.98     $  0.34(1)      $ (0.49)       $ (0.35)     $ (0.00)       $ 10.48       (1.42)%   $  1,299
2003                    10.49        0.38(1)         0.49          (0.38)       (0.00)         10.98        8.48        1,118
2002(2)                 10.38        0.44(1)         0.11          (0.44)       (0.00)         10.49        5.36        1,015
2001                     9.91        0.46(1)         0.47          (0.46)       (0.00)         10.38        9.52          399


CLASS C

2005

2004                  $ 10.97     $  0.26(1)      $ (0.48)       $ (0.27)     $ (0.00)       $ 10.48       (2.01)%   $    887
2003                    10.48        0.31(1)         0.49          (0.31)       (0.00)         10.97        7.73          907
2002(2)                 10.38        0.35(1)         0.11          (0.36)       (0.00)         10.48        4.46          463
2001(3)                  9.91        0.04(1)         0.47          (0.04)       (0.00)         10.38        5.18            4


                                                                   Ratio of Net
                                                                    Investment
                                                       Ratio          Income/
                                    Ratio of Net    of Expenses      (Loss) to
                       Ratio of      Investment     to Average        Average
                       Expenses     Income/(Loss)   Net Assets      Net Assets   Portfolio
                      to Average     to Average     (Before Fee     (Before Fee   Turnover
                      Net Assets     Net Assets      Waivers)        Waivers)       Rate
PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

CLASS A

2005

2004                    0.88%           3.13%           1.03%          2.98%         14%
2003                    0.90            3.59            1.05           3.44          12
2002(2)                 0.84            4.20            0.99           4.05          13
2001                    0.73            4.47            0.96           4.24          25


CLASS C

2005

2004                    1.58%           2.43%           1.73%          2.28%         14%
2003                    1.61            2.88            1.76           2.73          12
2002(2)                 1.60            3.44            1.75           3.29          13
2001(3)                 1.24            3.72            1.42           3.54          25



+ Total return is for the period indicated and has not been annualized, unless otherwise indicated. Tot al return excludes sales charge.

(1)   Per share data calculated using average shares outstanding method.

(2) As required, effective June 1, 2001, Pennsylvania Intermediate Municipal Bond Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended May 31, 2002 was $0.00 on per share data and 0.00% on the Ratio of Net Investment Income to Average Net Assets. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change.

(3) Information presented for the Pennsylvania Intermediate Municipal Bond Fund Class C reflects the impact of the low level of assets at the beginning of the period and throughout the year ended May 31, 2001. Because of the low asset levels, the information presented is not considered meaningful relative to the other share classes of the Fund.

INVESTMENT ADVISER
Allegiant Asset Management Company
200 Public Square, 5th Floor
Cleveland, Ohio 44114


DISTRIBUTOR
Professional Funds Distributor, LLC
760 Moore Road
King of Prussia, PA 19406

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

                             NOT PART OF PROSPECTUS


                         ALLEGIANT FUNDS PRIVACY NOTICE

      The basis of each customer relationship at Allegiant Funds is built on trust. You have chosen to do business with Allegiant Funds, and we guard that relationship with great care, beginning with the information you have chosen to share with us.

      Allegiant Funds is dedicated to protecting the privacy of your nonpublic personal information. We maintain information about you in order to provide you with the most effective and convenient access to our broad range of financial products and services. We want you to understand what information we collect, and how we use and protect it.

      WHAT INFORMATION WE COLLECT

      "Nonpublic personal information" is information about you that we obtain in connection with providing our financial products or services. Such information includes for example, name, address, age, and account balance.

      We may collect nonpublic personal information about you from the following sources:

   o Information that you provide to us, such as on applications or other forms, or

   o  Information about your transactions with us

      OUR SECURITY PROCEDURES

      To maintain security of customer information, we restrict access to your personal and account information to persons who need to know that information to provide you products or services. We maintain physical, electronic and procedural safeguards to guard information.

      WHAT INFORMATION WE DISCLOSE

      Allegiant Funds does not disclose nonpublic personal information about you to any third party companies, except as permitted by federal law. The confidentiality of your nonpublic personal information will continue to be maintained consistent with this privacy notice even if you decide to close your account(s), your account becomes inactive, or you otherwise cease to do business with us.

      Allegiant Funds works with third parties to bring you financial services. We disclose information about you as necessary to fulfill these third party service agreements. For example, we may disclose information about you to third parties that assist us in servicing or maintaining your mutual fund account, or other business relationship, such as printing checks or providing periodic account statements. We may also disclose information about you to governmental entities, such as sending annual income statements to the IRS.

                             NOT PART OF PROSPECTUS

      We may disclose all of the information we collect, as described above, to third parties that perform marketing services on our behalf or to other financial institutions, such as National City and its affiliates, with whom we have joint marketing agreements in order to make a variety of financial services available to you. These third parties must agree to strict confidentiality provisions to assure the protection of your information. Because we already limit the sharing of your nonpublic personal information as outlined above, no action is necessary on your part to ensure this result.


      ALLEGIANT FUNDS' PLEDGE TO YOU


      We believe that your privacy should never be compromised. At the same time, we want to offer you the array of financial products and services you need to accomplish your financial goals. We believe we can do both by adhering to the provisions of this privacy notice.

BOARD OF TRUSTEES

ROBERT D. NEARY                                    RICHARD W. FURST
CHAIRMAN                                           Garvice D. Kincaid Professor of Finance and
Retired Co-Chairman, Ernst & Young                 Dean Emeritus, Gatton College of Business and
Director:                                          Economics, University of Kentucky
   Commercial Metals Company
   Strategic Distribution, Inc.                    GERALD L. GHERLEIN
                                                   Retired Executive Vice President and
HERBERT R. MARTENS, JR.                               General Counsel, Eaton Corporation
PRESIDENT
Executive Vice President,                          DALE C. LAPORTE
   National City Corporation,                      Partner, Calfee, Halter & Griswold LLP
President and Chief Executive Officer,
   National City Bank, Florida,
Chairman,
   NatCity Investments, Inc.

JOHN G. BREEN                                      KATHLEEN A. OBERT
Retired Chairman and Chief Executive Officer,      Chairman and Chief Executive Officer,
   The Sherwin Williams Co.                           Edward Howard & Co.
Director:
   Goodyear Tire & Rubber Co.                      J. WILLIAM PULLEN
   The Stanley Works                               Retired President and Chief Executive Officer,
                                                      Whayne Supply Company


JOHN F. DURKOTT
President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
Executive Officer,
   Centerior Energy

The Allegiant Funds Trustees also serve as Trustees of Allegiant Advantage Fund.

                                                                          [Logo]
                                                              Allegiant(R) Funds
                                                          WWW.ALLEGIANTFUNDS.COM

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Allegiant Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS


These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance during the Funds' last fiscal year. The reports also contain detailed financial information about the Funds and are available, free of charge, on the Funds' website.


TO OBTAIN MORE INFORMATION:

By Internet:
WWW.ALLEGIANTFUNDS.COM

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Allegiant Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102


WWW.ALLEGIANTFUNDS.COM


Allegiant Funds' Investment Company Act registration number is 811-4416


[Logo]
Allegiant(R)
       Funds

                           ALLEGIANT FUNDS PROSPECTUS
                                    R SHARES


                                 OCTOBER 1, 2005


                                  EQUITY FUNDS
                            INTERNATIONAL EQUITY FUND
                           LARGE CAP CORE EQUITY FUND
                              LARGE CAP GROWTH FUND
                              LARGE CAP VALUE FUND
                               MID CAP GROWTH FUND
                               MID CAP VALUE FUND
                               S&P 500 INDEX FUND
                               SMALL CAP CORE FUND
                              SMALL CAP GROWTH FUND
                              SMALL CAP VALUE FUND

                             ASSET ALLOCATION FUNDS
                           AGGRESSIVE ALLOCATION FUND
                            BALANCED ALLOCATION FUND
                          CONSERVATIVE ALLOCATION FUND

                               FIXED INCOME FUNDS
                                    BOND FUND
                            GOVERNMENT MORTGAGE FUND
                             INTERMEDIATE BOND FUND
                           LIMITED MATURITY BOND FUND
                           TOTAL RETURN ADVANTAGE FUND
                              ULTRA SHORT BOND FUND

                               MONEY MARKET FUNDS
                                MONEY MARKET FUND

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]
ALLEGIANT(R)
   FUNDS
WWW.ALLEGIANTFUNDS.COM

                               INVESTMENT ADVISER
                                 ALLEGIANT ASSET
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS

EFFECTIVE JUNE 13, 2005, THE ARMADA FUNDS WERE RENAMED THE ALLEGIANT FUNDS ("ALLEGIANT") AND THE INVESTMENT ADVISER TO ALLEGIANT, NATIONAL CITY INVESTMENT MANAGEMENT COMPANY, CHANGED ITS NAME TO ALLEGIANT ASSET MANAGEMENT COMPANY (THE "ADVISER"). PLEASE NOTE THAT THESE NAME CHANGES DID NOT RESULT IN A CHANGE TO THE INVESTMENT OBJECTIVE OF ANY INVESTMENT PORTFOLIO OF ALLEGIANT (EACH, A "FUND," COLLECTIVELY, THE "FUNDS") OR ANY FUND'S TICKER SYMBOL.


Allegiant is a mutual fund family that offers different classes of shares in separate Funds. The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about Class R Shares of the Funds before investing. To obtain more information on Allegiant, visit us on-line at WWW.ALLEGIANTFUNDS.COM or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:


                                                                          PAGE
                                                                          ----
ALLEGIANT INTERNATIONAL EQUITY FUND....................................     1
ALLEGIANT LARGE CAP CORE EQUITY FUND...................................     5
ALLEGIANT LARGE CAP GROWTH FUND........................................     8
ALLEGIANT LARGE CAP VALUE FUND.........................................    11
ALLEGIANT MID CAP GROWTH FUND..........................................    14
ALLEGIANT MID CAP VALUE FUND...........................................    17
ALLEGIANT S&P 500 INDEX FUND...........................................    20
ALLEGIANT SMALL CAP CORE FUND..........................................    23
ALLEGIANT SMALL CAP GROWTH FUND........................................    25
ALLEGIANT SMALL CAP VALUE FUND.........................................    28
ALLEGIANT AGGRESSIVE ALLOCATION FUND...................................    36
ALLEGIANT BALANCED ALLOCATION FUND.....................................    40
ALLEGIANT CONSERVATIVE ALLOCATION FUND.................................    44
ALLEGIANT BOND FUND....................................................    51
ALLEGIANT GOVERNMENT MORTGAGE FUND.....................................    54
ALLEGIANT INTERMEDIATE BOND FUND.......................................    57
ALLEGIANT LIMITED MATURITY BOND FUND...................................    60
ALLEGIANT TOTAL RETURN ADVANTAGE FUND..................................    63
ALLEGIANT ULTRA SHORT BOND FUND........................................    67
ALLEGIANT MONEY MARKET FUND............................................    74
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES.................    79
MORE INFORMATION ABOUT FUND INVESTMENTS................................    84
INVESTOR PROFILES......................................................    86
INVESTMENT ADVISER, SUB-ADVISER AND INVESTMENT TEAMS...................    88
PURCHASING, SELLING AND EXCHANGING FUND SHARES.........................    96
DIVIDENDS AND TAXES....................................................   109
FINANCIAL HIGHLIGHTS...................................................   112

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.


Each Fund has its own investment goal and strategies for reaching that goal. The Adviser manages the investments of each Fund. Allegiant Investment Counselors, Inc. ("Investment Counselors" or the "Sub-Adviser") serves as sub-adviser to the Allegiant Small Cap Core Fund. The Adviser, with the assistance of the Sub-Adviser in the case of the Allegiant Small Cap Core Fund, invests Fund assets in a way that it believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's and Sub-Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.


Except for the Money Market Fund, each Fund's performance is compared to the performance of one or more benchmark indices. Except for the S&P 500 Index Fund, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

The Adviser evaluates the risks and rewards presented by all securities purchased by a Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate. No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments. Although the Money Market Fund seeks to maintain a constant price per share of $1.00, there is no guarantee that it will achieve this goal and it is possible that you may lose money by investing in the Fund.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any government agency.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY FUNDS

ALLEGIANT INTERNATIONAL EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                   Capital appreciation

PRINCIPAL INVESTMENT STRATEGY     Investing in common stocks of issuers located
                                  in at least three foreign countries

PRINCIPAL RISKS                   Market risk, foreign risk, multi-national
                                  companies risk, country risk,
                                  active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant International Equity Fund's investment objective is to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of foreign issuers. The Fund invests in securities that are tied economically to a number of countries throughout the world. The Fund focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets. More than 10% of the Fund's assets may be invested in the equity securities of issuers located in the same country.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.


The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index.

Within foreign markets, the Adviser buys and sells securities using risk management software to select stocks that in the aggregate most closely match the stock characteristics and attributes by country within the MSCI EAFE Index. The Adviser may use derivative securities to implement the strategy. The Adviser also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund's investments in equity securities may include common stocks, American Depositary Receipts or other U.S. listings of foreign common stocks, and exchange traded funds, closed-end funds or stock index futures whose underlying value is derived from common stocks in foreign markets.

Futures contracts combined with investment in money market instruments and forward currency agreements are used to replicate broad market exposure in a particular index. The manager may use these instruments because they lower costs such as commissions, custody and foreign withholding or stamp taxes. These instruments are not used for the purpose of introducing leverage in the Fund.


The Fund may use exchange traded funds or closed-end funds to gain broad exposure to markets in a more efficient manner. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the Securities and Exchange Commission and the instrument's liquidity.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the Morgan Stanley Capital International Emerging Markets Index or the United Nations classifies as emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the investment performance of the Fund during the last calendar year. The performance table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class R Shares for the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the return for Class R Shares of the Fund would be less than that shown below.


CALENDAR YEAR TOTAL RETURNS


2004
16.19%

Best Quarter     13.89%    (12/31/04)
Worst Quarter    -0.39%    (9/30/04)

The Fund's year-to-date total return for Class R Shares through June 30, 2005 was -3.16%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS R SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE MSCI EAFE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
                                                         SINCE        DATE OF
 CLASS R SHARES                               1 YEAR   INCEPTION     INCEPTION
--------------------------------------------------------------------------------
Allegiant International Equity Fund Returns                           7/31/03
   Returns Before Taxes                       15.44%    27.79%
   Returns After Taxes on Distributions       15.08%     2.69%
   Returns After Taxes on Distributions
   and Sale of Fund Shares                    10.03%     2.51%
MSCI EAFE Index(1)
(reflects no deduction for fees, expenses
or taxes)                                     20.25%    32.28%     Since 7/31/03
--------------------------------------------------------------------------------


(1) The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged index comprising 21 MSCI country indices, representing developed markets outside of North America.

FUND FEES AND EXPENSES

See page 31 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT LARGE CAP CORE EQUITY FUND


FUND SUMMARY

INVESTMENT GOAL                   Capital appreciation

PRINCIPAL INVESTMENT STRATEGY     Investing in common stocks of large cap
                                  companies

PRINCIPAL RISKS                   Market risk, active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Large Cap Core Equity Fund's investment objective is to provide capital appreciation by blending value and growth investment styles. The investment objective may be changed without a shareholder vote.

The Fund's Adviser believes that the best approach to the large cap equity market is to employ a philosophy combining disciplined portfolio construction with flexible security selection. The Fund is generally a focused portfolio and is invested sector neutral to the S&P 500 Composite Stock Price Index, thus providing shareholders with a broad equity market exposure. A large portion of the Fund will be invested in companies with market capitalizations similar to the S&P 500 Composite Stock Price Index.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. The Adviser focuses on a combination of fundamental, technical, and sentiment factors to help identify appropriate investments for the Fund. Among the factors considered are the following: the quality of the company's management team; industry position; the company's business model; and historical growth rates. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more. The Fund notes that capitalizations of $3 billion to approximately $10 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the investment performance of the Fund during the last calendar year. The performance table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class R Shares for the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the return for Class R Shares of the Fund would be less than that shown below.


                           CALENDAR YEAR TOTAL RETURNS


2004
6.91%

Best Quarter     12.87%    (12/31/03)
Worst Quarter    -2.19%    (9/30/04)

The Fund's year-to-date total return for Class R Shares through June 30, 2005 was -0.83%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS R SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------------
                                                         SINCE       DATE OF
CLASS R SHARES                                1 YEAR   INCEPTION    INCEPTION
--------------------------------------------------------------------------------
Allegiant Large Cap Core Equity Fund
Returns                                                               7/31/03
   Returns Before Taxes                        6.16%     13.74%
   Returns After Taxes on Distributions        5.91%      4.58%
   Returns After Taxes on Distributions
   and Sale of Fund Shares                     4.29%      4.43%
--------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(1)
(reflects no deduction for fees, expenses
or taxes)                                     10.88%     17.37%    Since 7/31/03
--------------------------------------------------------------------------------


(1) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

FUND FEES AND EXPENSES

See page 31 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT LARGE CAP GROWTH FUND


FUND SUMMARY

INVESTMENT GOAL                 Capital appreciation

PRINCIPAL INVESTMENT STRATEGY   Investing in growth-oriented common stocks of
                                large cap companies

PRINCIPAL RISKS                 Market risk, active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Large Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without shareholder vote.

The Fund's Adviser believes that the best approach to the large cap equity market is to employ a philosophy combining disciplined portfolio construction with flexible security selection. The Fund is generally a focused portfolio and is invested sector neutral to the Russell 1000 Growth Index, thus providing shareholders with increased exposure to the growth areas of the equity market. A large portion of the Fund will be invested in companies with market capitalizations similar to the Russell 1000 Growth Index. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more. The Fund notes that capitalizations of $3 billion to approximately $10 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the investment performance of the Fund during the last calendar year. The performance table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class R Shares for the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the return for Class R Shares of the Fund would be less than that shown below.


                           CALENDAR YEAR TOTAL RETURNS


2004
3.17%

Best Quarter      9.44%    (12/31/04)
Worst Quarter    -5.13%    (9/30/04)

The Fund's year-to-date total return for Class R Shares through June 30, 2005 was -3.54%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS R SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE RUSSELL 1000 GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

-------------------------------------------------------------------------------------------------------
                                                                                SINCE       DATE OF
CLASS R SHARES                                                     1 YEAR     INCEPTION    INCEPTION
-------------------------------------------------------------------------------------------------------
Allegiant Large Cap Growth Fund Returns                                                     7/31/03
   Returns Before Taxes                                             2.42%         7.91%
   Returns After Taxes on Distributions                             2.22%         6.99%
   Returns After Taxes on Distributions and Sale of Fund Shares     1.82%         6.66%
-------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index(1)
(reflects no deduction for fees, expenses or taxes)                 6.30%        13.07%   Since 7/31/03
-------------------------------------------------------------------------------------------------------

(1) The Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest U.S. companies based on market capitalization.


FUND FEES AND EXPENSES

See page 31 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT LARGE CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                 Capital appreciation

PRINCIPAL INVESTMENT STRATEGY   Investing in value-oriented common stocks of
                                large cap companies

PRINCIPAL RISK                  Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Large Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded large capitalization equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.


In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer attractive value and improving dynamics. The Adviser generally seeks to invest in securities that trade at a significant discount to their intrinsic value and companies for which one or more identifiable, material positive change agents increase the probability of their outperformance. The Adviser generally sells a security when its price approaches intrinsic value, if it fails to perform as expected, or when continuing to hold it may violate portfolio risk constraints.


The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more. The Fund notes that capitalizations of $3 billion to approximately $10 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the investment performance of the Fund during the last calendar year. The performance table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class R Shares for the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the return for Class R Shares of the Fund would be less than that shown below.


                           CALENDAR YEAR TOTAL RETURNS


2004
12.69%

Best Quarter      8.93%    (12/31/04)
Worst Quarter     0.90%    (6/30/04)

The Fund's year-to-date total return for Class R Shares through June 30, 2005 was 0.68%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS R SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE RUSSELL 1000 VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

-------------------------------------------------------------------------------------------------
                                                                                       DATE OF
CLASS R SHARES                                          1 YEAR    SINCE INCEPTION     INCEPTION
-------------------------------------------------------------------------------------------------
Allegiant Large Cap Value Fund Returns                                                 7/31/03
   Returns Before Taxes                                 11.94%         18.50%
   Returns After Taxes on Distributions                 10.71%          8.39%
   Returns After Taxes on Distributions and Sale of
   Fund Shares                                           8.43%          7.87%
-------------------------------------------------------------------------------------------------
Russell 1000 Value Index(1)
(reflects no deduction for fees, expenses or taxes)     16.49%         22.80%       Since 7/31/03
-------------------------------------------------------------------------------------------------


(1) The Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES

See page 32 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT MID CAP GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                 Capital appreciation

PRINCIPAL INVESTMENT STRATEGY   Investing in growth-oriented common stocks of
                                medium-sized companies

PRINCIPAL RISKS                 Market risk, active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Mid Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded mid cap equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with mid cap stock market capitalizations. In selecting investments for the Fund to buy and sell, the Adviser invests in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, sound and improving financial fundamentals and presently exhibit the potential for growth. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.


The Fund considers a mid-capitalization or "mid cap" company to be one that has a market capitalization at the time of purchase between $1 billion and $15 billion. The Fund notes that capitalizations of greater than approximately $8 billion are considered to be in the "large cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


Class R Shares of the Fund had not commenced operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges. Performance information before June 10, 2000 represents performance of the Parkstone Mid Capitalization Fund which was reorganized into the Allegiant Mid Cap Growth Fund on that date.


The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS


 1995     1996     1997       1998         1999     2000     2001      2002      2003     2004
29.58%   18.53%   11.60%     11.04%       45.47%   -8.11%   -19.17%   -31.25%   33.68%   5.72%

Best Quarter      34.98%   (12/31/99)
Worst Quarter    -27.16%   (9/30/01)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was -0.88%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE RUSSELL MIDCAP GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

----------------------------------------------------------------------------------------------
CLASS A SHARES                                                    1 YEAR    5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------
Allegiant Mid Cap Growth Fund
   Returns Before Taxes                                           -0.15%     -7.19%      6.56%
   Returns After Taxes on Distributions                           -0.15%     -9.12%      2.85%
   Returns After Taxes on Distributions and Sale of Fund Shares   -0.10%     -6.62%      4.13%
----------------------------------------------------------------------------------------------
Russell Midcap Growth Index(1)
(reflects no deduction for fees, expenses or taxes)               15.48%     -3.36%     11.23%
----------------------------------------------------------------------------------------------


(1) The Russell Midcap Growth Index measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest U.S. companies among the largest 1,000 U.S. companies based on market capitalization.

FUND FEES AND EXPENSES

See page 32 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT MID CAP VALUE FUND


FUND SUMMARY

INVESTMENT GOAL                        Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY          Investing in value-oriented common stocks
                                       of mid cap companies

PRINCIPAL RISK                         Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Mid Cap Value Fund's investment objective is to provide long-term capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies that are considered to have mid cap stock market capitalizations. Companies meeting this criteria are ones that have a market capitalization between $1 billion and $15 billion at the time the Fund purchases the company's securities. The Fund notes that capitalizations of greater than approximately $8 billion are considered to be in the "large cap" range by some industry sources.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.


In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies trading at a discount to intrinsic value; traditionally these companies have price-to-sales, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer no longer meets the market capitalization criteria stated above, so long as the security otherwise continues to meet investment criteria.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the investment performance of the Fund during the last calendar year. The performance table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class R Shares for the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the return for Class R Shares of the Fund would be less than that shown below.


CALENDAR YEAR TOTAL RETURNS


2004
20.85%

Best Quarter     12.54%    (12/31/04)
Worst Quarter     0.08%    (9/30/04)

The Fund's year-to-date total return for Class R Shares through June 30, 2005 was 3.45%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS R SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE RUSSELL MID CAP VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

---------------------------------------------------------------------------------------------
                                                                        SINCE      DATE OF
CLASS R SHARES                                                1 YEAR  INCEPTION   INCEPTION
---------------------------------------------------------------------------------------------
Allegiant Mid Cap Value Fund Returns                                               7/31/03
   Returns Before Taxes                                       20.10%    26.19%
   Returns After Taxes on Distributions                        5.62%    14.30%
   Returns After Taxes on Distributions and Sale of Fund
   Shares                                                     15.20%    13.29%
---------------------------------------------------------------------------------------------
Russell Midcap Value Index(1)
(reflects no deduction for fees, expenses or taxes)           23.71%    30.90%  Since 7/31/03


(1) The Russell Midcap Value Index is an unmanaged, market-weighted total return index that tracks the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates.

FUND FEES AND EXPENSES

See page 32 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT S&P 500 INDEX FUND


FUND SUMMARY

INVESTMENT GOAL                        To approximate, before Fund expenses, the
                                       investment results of the S&P 500
                                       Composite Stock Price Index

PRINCIPAL INVESTMENT STRATEGY          Investing in stocks that comprise the S&P
                                       500 Composite Stock Price Index

PRINCIPAL RISKS                        Market risk, tracking error risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant S&P 500 Index Fund's investment objective is to provide investment results that, before Fund expenses, approximate the aggregate price and dividend performance of the securities included in the S&P 500 Composite Stock Price Index by investing in securities comprising the S&P 500 Composite Stock Price Index. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Adviser invests substantially all, but in no event less than 80%, of the Fund's net assets plus any borrowings for investment purposes in stocks included in the S&P 500 Composite Stock Price Index (the "Index"). The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.


The Index is made up of common stocks of 500 large, publicly traded companies. The vast majority of the Fund's assets is invested in stocks included in the Index in approximately the same relative proportion as those stocks are held in the Index. The Adviser does not generally "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis). However, the Adviser believes that employing certain active management strategies for a small percentage of the Fund's assets, if successful, will result in net returns after expenses that may more closely approximate the returns of the Index. Consequently, the Fund may purchase a security that is scheduled to be included in the Index but prior to the effective inclusion date. The Fund may also temporarily continue to hold a security that has been deleted from the Index. A diversified subset of stocks held in the Fund may have weights slightly higher or lower than those in the Index with the goal of adding small incremental performance relative to the Index. Stocks that are held in very small proportions in the Index may be excluded from the Fund or held short if they are expected to underperform. In addition, the Fund may sell securities short.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that common stocks comprising the S&P 500 Composite Stock Price Index may underperform other segments of the equity markets or the equity markets as a whole.

TRACKING ERROR RISK. The Fund's ability to replicate the performance of the S&P 500 Composite Stock Price Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the investment performance of the Fund during the last calendar year. The performance table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class R Shares for the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the return for Class R Shares of the Fund would be less than that shown below.


                           CALENDAR YEAR TOTAL RETURNS


2004
9.96%

Best Quarter     12.03%    (12/31/03)
Worst Quarter     1.96%    (9/30/04)

The Fund's year-to-date total return for Class R Shares through June 30, 2005 was -1.32%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS R SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

-------------------------------------------------------------------------------------------
                                                                      SINCE      DATE OF
CLASS R SHARES                                               1 YEAR INCEPTION   INCEPTION
-------------------------------------------------------------------------------------------
Allegiant S&P 500 Index Fund Returns                                             7/31/03
   Returns Before Taxes                                       9.21%   15.72%
   Returns After Taxes on Distributions                       8.80%    0.92%
   Returns After Taxes on Distributions and Sale of Fund
   Shares                                                     5.98%    0.89%
-------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(1)                                            Since
(reflects no deduction for fees, expenses or taxes)          10.88%   17.37%     7/31/03
-------------------------------------------------------------------------------------------


(1) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. "S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Allegiant Asset Management Company. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

FUND FEES AND EXPENSES

See page 32 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT SMALL CAP CORE FUND

FUND SUMMARY

INVESTMENT GOAL                        Capital appreciation

PRINCIPAL INVESTMENT STRATEGY          Investing in common stocks of small cap
                                       companies

PRINCIPAL RISKS                        Market risk, small companies risk


SUB-ADVISER                            Allegiant Investment Counselors, Inc.


PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Small Cap Core Fund's investment objective is to provide capital appreciation. The Fund intends to achieve this objective by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

The Sub-Adviser's investment process is to invest in securities of companies based on the Sub-Adviser's analysis of the company's cash flow. The Sub-Adviser's investment process focuses, specifically, on Cash Flow Return on Investment (CFROI(R)).(1) CFROI(R) is calculated in percentage terms by dividing gross cash flow by gross cash investment. CFROI(R) is an inflation-adjusted measure of corporate performance that attempts to reduce accounting distortions and allow for more accurate comparisons between companies, different market caps, sectors and industries. The Sub-Adviser believes that CFROI(R) provides a more accurate predictor of future value than other broadly used analysis methods. The Sub-Adviser first screens companies based on corporate performance utilizing the CFROI(R) measure, and then screens companies based on cash flow valuation metrics to determine if the stock is attractively priced. The Sub-Adviser believes that it does not matter what a particular company's cash flow change is if the stock is overvalued.

In addition, as part of its screening process, the Sub-Adviser looks for companies whose management understands how to create value for shareholders, deploy capital, that have low debt and a consistent dividend policy, and that are market leaders with respect to the product or service they provide, as well as companies that are part of a strong or growing industry. The Sub-Adviser will generally sell a security when cash flow return on investment flattens or declines, market price equals or exceeds cash flow value "target," company characteristics deteriorate, when there are earnings warnings, and when the stock experiences underperformance. However, none of the sell characteristics are automatic.

----------
(1)   CFROI is a registered trademark of CSFB Holt.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization of between $100 million and $3 billion at the time of purchase. The Fund notes that capitalizations of $2 billion to $3 billion are considered to be in the "mid cap" range by some industry sources.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


No performance information has been provided because the Fund had not yet completed a full calendar year of operations as of December 31, 2004. The Fund will compare its performance to the Russell 2000 Index. The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.


FUND FEES AND EXPENSES

See page 33 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT SMALL CAP GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                        Capital appreciation

PRINCIPAL INVESTMENT STRATEGY          Investing in growth-oriented common
                                       stocks of small cap companies

PRINCIPAL RISKS                        Market risk, small companies risk, active
                                       trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Small Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

The Adviser seeks to invest in small capitalization companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase of between $100 million and $3 billion. The Fund notes that capitalizations of $2 billion to $3 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the investment performance of the Fund during the last calendar year. The performance table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class R Shares for the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the return for Class R Shares of the Fund would be less than that shown below.


                          CALENDAR YEAR TOTAL RETURNS


2004
-0.52%

Best Quarter      15.43%   (12/31/04)
Worst Quarter    -10.05%   (9/30/04)

The Fund's year-to-date total return for Class R Shares through June 30, 2005 was -9.26%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS R SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE RUSSELL 2000 GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

-----------------------------------------------------------------------------------------
                                                                   SINCE       DATE OF
CLASS R SHARES                                         1 YEAR    INCEPTION    INCEPTION
-----------------------------------------------------------------------------------------
Allegiant Small Cap Growth Fund Returns                                       7/31/03
   Returns Before Taxes                                -1.27%     11.09%
   Returns After Taxes on Distributions                -1.27%      0.21%
   Returns After Taxes on Distributions and Sale of
   Fund Shares                                         -0.83%      0.41%
-----------------------------------------------------------------------------------------
Russell 2000 Growth Index(1)
(reflects no deduction for fees, expenses or taxes)    14.31%     21.84%    Since 7/31/03
-----------------------------------------------------------------------------------------

(1) The Russell 2000 Growth Index is comprised of securities in the Russell 2000 Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.


FUND FEES AND EXPENSES

See page 33 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT SMALL CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                  Capital appreciation

PRINCIPAL INVESTMENT STRATEGY    Investing in value-oriented common stocks of
                                 small cap companies

PRINCIPAL RISKS                  Market risk, small companies risk, active
                                 trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Small Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach, focusing on securities of companies that offer good value and good news. The Adviser employs a proprietary quantitative model, Purchased Financial Productivity ("PFP"), to evaluate and rank companies according to the three tenets of quality, valuation and timeliness. The highest ranking securities are then subjected to extensive fundamental analysis. A security may be sold when its quality is deteriorating and/or its price is rising, or if other securities become available at more attractive levels on a PFP basis. The Fund will not necessarily sell a security if the issuer is no longer considered a small cap company, so long as the security otherwise continues to meet investment criteria. The Fund also utilizes an active trading approach.


The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase between $100 million and $3 billion. The Fund notes that capitalizations of $2 billion to $3 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


Class R Shares of the Fund had not commenced operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.


The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS


 1995    1996    1997    1998   1999    2000    2001     2002      2003    2004
18.41%  22.32%  32.05%  -7.64%  7.65%  33.22%  17.03%   -10.75%   38.62%  21.30%

Best Quarter      19.22%   (12/31/01)
Worst Quarter    -17.92%   (9/30/98)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was -3.03%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE RUSSELL 2000 VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

---------------------------------------------------------------------------------------
CLASS A SHARES                                          1 YEAR     5 YEARS     10 YEARS
---------------------------------------------------------------------------------------
Allegiant Small Cap Value Fund
   Returns Before Taxes                                 14.63%     17.20%       15.32%
   Returns After Taxes on Distributions                 10.24%     14.72%       12.89%
   Returns After Taxes on Distributions and Sale of
   Fund Shares                                          11.83%     13.80%       12.26%
---------------------------------------------------------------------------------------
Russell 2000 Value Index(1)
(reflects no deduction for fees, expenses or taxes)     22.25%     17.23%       14.49%
---------------------------------------------------------------------------------------

(1) The Russell 2000 Value Index is comprised of securities in the Russell 2000 Index with lower than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.


FUND FEES AND EXPENSES

See page 33 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES                                      INTERNATIONAL EQUITY    LARGE CAP CORE EQUITY
(PAID DIRECTLY FROM YOUR INVESTMENT)                          FUND                     FUND
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                           None                     None
---------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of net asset value)(1)                             0.75%                    0.75%
---------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Other Distributions (as a percentage
of offering price)                                            None                     None
---------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                      None                     None
---------------------------------------------------------------------------------------------------
Exchange Fee                                                  None                     None
---------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees                                      1.15%(2)                 0.75%
---------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                     0.60%                    0.60%
---------------------------------------------------------------------------------------------------

Other Expenses                                                 ___%                     ___%
---------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           ___%(2)                  ___%
---------------------------------------------------------------------------------------------------


SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)                  LARGE CAP GROWTH FUND
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                           None
---------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of net asset value)(1)                             0.75%
---------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Other Distributions (as a percentage
of offering price)                                            None
---------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                      None
---------------------------------------------------------------------------
Exchange Fee                                                  None
---------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees                                      0.75%
---------------------------------------------------------------------------
Distribution
(12b-1) Fees                                                  0.60%
---------------------------------------------------------------------------

Other Expenses                                                 ___%
---------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                             ___%
---------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)                  LARGE CAP VALUE FUND    MID CAP GROWTH FUND
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                           None                   None
-------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of net asset value)(1)                             0.75%                  0.75%
-------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Other Distributions (as a percentage
of offering price)                                            None                   None
-------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                      None                   None
-------------------------------------------------------------------------------------------------
Exchange Fee                                                  None                   None
-------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees                                      0.75%                  1.00%(2)
-------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                                  0.60%                  0.60%
-------------------------------------------------------------------------------------------------

Other Expenses                                                 ___%                   ___%
-------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                             ___%                   ___%(2)
-------------------------------------------------------------------------------------------------


SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)                   MID CAP VALUE FUND      S&P 500 INDEX FUND
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                           None                    None
-------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of net asset value)(1)                             0.75%                  0.75%
-------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Other Distributions (as a percentage
of offering price)                                            None                    None
-------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                      None                    None
-------------------------------------------------------------------------------------------------
Exchange Fee                                                  None                    None
-------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees                                      1.00%                  0.35%(2)
-------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                                  0.60%                  0.60%
-------------------------------------------------------------------------------------------------

Other Expenses                                                 ___%                   ___%
-------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                             ___%                   ___%(2)
-------------------------------------------------------------------------------------------------


SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)                   SMALL CAP CORE FUND     SMALL CAP GROWTH FUND
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                            None                    None
----------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of net asset value)(1)                              0.75%                   0.75%
----------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Other Distributions (as a percentage
of offering price)                                             None                    None
----------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                       None                    None
----------------------------------------------------------------------------------------------------
Exchange Fee                                                   None                    None
----------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees                                       1.00%(3)                1.00%(2)
----------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                                   0.60%                   0.60%
----------------------------------------------------------------------------------------------------

Other Expenses                                                  ___%(4)                 ___%
----------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                              ___%                    ___%(2)
----------------------------------------------------------------------------------------------------


SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)                     SMALL CAP VALUE FUND
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                              None
-----------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of net asset value)(1)                                0.75%
-----------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Other Distributions (as a percentage
of offering price)                                               None
-----------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                         None
-----------------------------------------------------------------------------
Exchange Fee                                                     None
-----------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees                                         1.00%
-----------------------------------------------------------------------------
Distribution
(12b-1) Fees                                                     0.60%
-----------------------------------------------------------------------------

Other Expenses                                                    ___%
-----------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                                ___%
-----------------------------------------------------------------------------

(1) A contingent deferred sales charge is charged only with respect to Class R Shares redeemed prior to eighteen months from the date of purchase.

(2) The Adviser waived a portion of its advisory fees for certain Funds during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

FUND                         ADVISORY FEES    TOTAL EXPENSES
------------------------------------------------------------
International Equity Fund        1.00%             ___%
Mid Cap Growth Fund              0.75%             ___%
Mid Cap Value Fund               0.75%             ___%
S&P 500 Index Fund               0.20%             ___%
Small Cap Growth Fund             ___%             ___%

The Adviser expects to continue waiving a portion of its advisory fees for these Funds during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

FUND                         ADVISORY FEES    TOTAL EXPENSES
------------------------------------------------------------
International Equity Fund        1.00%             ___%
Mid Cap Growth Fund              0.45%             ___%
Mid Cap Value Fund               0.75%             ___%
S&P 500 Index Fund               0.20%             ___%
Small Cap Growth Fund            0.55%             ___%


These fee waivers are voluntary and may be revised or discontinued at any time.

(3) From its advisory fee, the Adviser pays a sub-advisory fee of 0.50% to Investment Counselors, sub-adviser to the Fund.

(4) Other Expenses for the Small Cap Core Fund are based on estimated amounts for the current fiscal year.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Allegiant Equity Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                               1 YEAR      3 YEARS      5 YEARS     10 YEARS
                              --------    ---------    ---------    --------
INTERNATIONAL EQUITY FUND
   Class R Shares(1)            $___        $___         $___         $___
   Class R Shares(2)             ___         ___          ___          ___
LARGE CAP CORE EQUITY FUND
   Class R Shares(1)             ___         ___          ___          ___
   Class R Shares(2)             ___         ___          ___          ___
LARGE CAP GROWTH FUND
   Class R Shares(1)             ___         ___          ___          ___
   Class R Shares(2)             ___         ___          ___          ___
LARGE CAP VALUE FUND
   Class R Shares(1)             ___         ___          ___          ___
   Class R Shares(2)             ___         ___          ___          ___
MID CAP GROWTH FUND
   Class R Shares(1)             ___         ___          ___          ___
   Class R Shares(2)             ___         ___          ___          ___
MID CAP VALUE FUND
   Class R Shares(1)             ___         ___          ___          ___
   Class R Shares(2)             ___         ___          ___          ___
S&P 500 INDEX FUND
   Class R Shares(1)             ___         ___          ___          ___
   Class R Shares(2)             ___         ___          ___          ___
SMALL CAP CORE FUND
   Class R Shares(1)             ___         ___          ___          ___
   Class R Shares(2)             ___         ___          ___          ___
SMALL CAP GROWTH FUND
   Class R Shares(1)             ___         ___          ___          ___
   Class R Shares(2)             ___         ___          ___          ___
SMALL CAP VALUE FUND
   Class R Shares(1)             ___         ___          ___          ___
   Class R Shares(2)             ___         ___          ___          ___


(1)   If you sell your shares at the end of the period.

(2)   If you do not sell your shares at the end of the period.

ASSET ALLOCATION FUNDS

ALLEGIANT AGGRESSIVE ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL                  Capital appreciation with current income as a
                                 secondary objective

PRINCIPAL INVESTMENT STRATEGY    Investing in a combination of Underlying
                                 Allegiant Funds that, in turn, invest primarily in U.S. and foreign common stocks and, to a lesser extent, in investment grade fixed income securities and cash equivalents

PRINCIPAL RISKS                  Market risk, interest rate risk, credit risk,
                                 prepayment/extension risk, allocation risk, small companies risk, foreign risk, conflicts risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Aggressive Allocation Fund's investment objective is to provide capital appreciation with current income as a secondary objective. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Allegiant Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 84.

The Fund invests in Underlying Allegiant Funds in accordance with weightings determined by the Adviser. The Underlying Allegiant Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies.


The Fund intends to invest 60% to 90% of its net assets in shares of Underlying Allegiant Funds that invest primarily in equity securities (Allegiant International Equity, Allegiant Large Cap Growth, Allegiant Large Cap Value, Allegiant Small Cap Growth and Allegiant Small Cap Value Funds), 10% to 40% of its net assets in shares of Underlying Allegiant Funds that invest primarily in fixed income securities (Allegiant Bond and Allegiant Intermediate Bond Funds) and 0% to 20% of its net assets in shares of the Allegiant Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Allegiant Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments.


The Fund's assets may be reallocated among the Underlying Allegiant Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Allegiant Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Allegiant Funds and allocation of the Fund's assets among them. Since some Underlying Allegiant Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

The prices of fixed income securities in which some Underlying Allegiant Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INTEREST RATE RISK. An investment in Underlying Allegiant Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Allegiant Fund's yield will decline due to falling interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Allegiant Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Allegiant Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.


Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Allegiant Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Allegiant Fund will suffer from the inability to invest in higher-yielding securities.


ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Allegiant Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Allegiant Funds will not anticipate market trends successfully. For example, weighting Underlying Allegiant Funds that invest in common stocks too heavily during a stock market decline may result in a loss. Conversely, investing too heavily in Underlying Allegiant Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. Since the Fund invests in Underlying Allegiant Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.


FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.


CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Allegiant Funds both because the fees payable to the Adviser by some Underlying Allegiant Funds are higher than fees payable by other Underlying Allegiant Funds and because the Adviser is also responsible for managing the Underlying Allegiant Funds. The Trustees and officers of Allegiant may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Allegiant Funds.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


Class R Shares of the Fund had not commenced operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.


The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


This bar chart shows the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS


  2002       2003      2004
-19.08%     23.41%     7.01%

Best Quarter      13.89%   (6/30/03)
Worst Quarter    -14.66%   (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was -0.91%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE AGGRESSIVE ALLOCATION HYBRID BENCHMARK INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

------------------------------------------------------------------------------------------
                                                                   SINCE        DATE OF
CLASS A SHARES                                          1 YEAR   INCEPTION     INCEPTION
------------------------------------------------------------------------------------------
Allegiant Aggressive Allocation Fund                                            3/6/01
   Returns Before Taxes                                  1.96%    -0.70%
   Returns After Taxes on Distributions                  1.78%    -1.00%
   Returns After Taxes on Distributions and Sale
   of Fund Shares                                        1.27%    -0.78%
------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees, expenses or taxes)      4.34%     6.36%     Since 2/28/01
------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(2)
(reflects no deduction for fees, expenses or taxes)     10.88%     1.05%     Since 2/28/01
------------------------------------------------------------------------------------------
Aggressive Allocation Hybrid Benchmark Index(3)
(reflects no deduction for fees, expenses or taxes)      9.25%     2.38%     Since 2/28/01
------------------------------------------------------------------------------------------


(1) The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

(2) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

(3) The Aggressive Allocation Hybrid Benchmark Index is a blend of 75% S&P 500 Composite Stock Price Index and 25% Lehman U.S. Aggregate Bond Index, as calculated by the Adviser.

FUND FEES AND EXPENSES

See page 48 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT BALANCED ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL                  Long-term capital appreciation and current
                                 income

PRINCIPAL INVESTMENT STRATEGY    Investing in a diversified portfolio of common
                                 stocks, investment grade fixed income
                                 securities and cash equivalents with varying asset allocations depending on the Adviser's assessment of market conditions

PRINCIPAL RISKS                  Market risk, allocation risk,small companies
                                 risk, foreign risk, interest rate risk, credit risk, active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Balanced Allocation Fund's investment objective is to provide long-term capital appreciation and current income. The investment objective may be changed without a shareholder vote.

The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 25% to 55% of its net assets in investment grade fixed income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities and asset-backed securities, and up to 30% of its net assets in cash and cash equivalent securities. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund may invest up to 20% of its total assets at the time of purchase in foreign securities (which includes common stock, preferred stock and convertible bonds of companies headquartered outside the United States). The Fund also invests in the common stock of small capitalization companies.

The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities (which are those rated at the time of investment in one of the four highest rating categories by a major rating agency) for current income. If a fixed income security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. The Adviser buys and sells fixed income securities and cash equivalents based on a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash equivalent, short-term obligations for stability and liquidity. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income or equity markets as a whole.

ALLOCATION RISK. The Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


Class R Shares of the Fund had not commenced operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.


The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS


 1999     2000      2001      2002       2003    2004
14.97%    1.51%    -7.08%    -13.89%    21.96%   7.40%

Best Quarter      16.10%   (12/31/99)
Worst Quarter    -10.97%   (9/30/02)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was -0.47%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE BALANCED ALLOCATION HYBRID BENCHMARK INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

---------------------------------------------------------------------------------------------------
                                                                            SINCE        DATE OF
CLASS A SHARES                                        1 YEAR    5 YEARS   INCEPTION     INCEPTION
---------------------------------------------------------------------------------------------------
Allegiant Balanced Allocation Fund                                                       7/31/98
   Returns Before Taxes                                2.33%      0.26%     3.72%
   Returns After Taxes on Distributions                1.90%     -1.12%     1.99%
   Returns After Taxes on Distributions and Sale
   of Fund Shares                                      1.50%     -0.54%     2.07%
---------------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index(1) (reflects no
deduction for fees, expenses or taxes)                 4.34%      7.71%     6.53%     Since 7/31/98
---------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(2) (reflects no
deduction for fees, expenses or taxes)                10.88%     -2.30%     2.74%     Since 7/31/98
---------------------------------------------------------------------------------------------------
Balanced Allocation Hybrid Benchmark Index(3)
(reflects no deduction for fees, expenses or taxes)    8.26%      1.70%     4.26%     Since 7/31/98
---------------------------------------------------------------------------------------------------


(1) The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

(2) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.


(3) The Balanced Allocation Hybrid Benchmark Index is a blend of 60% S&P 500 Composite Stock Price Index and 40% Lehman U.S. Aggregate Bond Index, as calculated by the Adviser.


FUND FEES AND EXPENSES

See page 48 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT CONSERVATIVE ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL                  Current income and moderate capital
                                 appreciation consistent with preservation of capital

PRINCIPAL INVESTMENT STRATEGY    Investing in a combination of Underlying
                                 Allegiant Funds that, in turn, invest primarily in investment grade fixed income securities and, to a lesser extent, in U.S. and foreign common stocks and cash equivalents


PRINCIPAL RISKS                  Market risk, interest rate risk, credit
                                 risk, prepayment/extension risk, allocation risk, small companies risk, foreign risk, conflicts risk


PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Conservative Allocation Fund's investment objective is to provide current income and moderate capital appreciation consistent with the preservation of capital. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Allegiant Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 84.

The Fund invests in Underlying Allegiant Funds in accordance with weightings determined by the Adviser. The Underlying Allegiant Funds invest directly in fixed income and equity securities in accordance with their own investment policies and strategies.


The Fund intends to invest 50% to 80% of its net assets in shares of Underlying Allegiant Funds that invest primarily in fixed income securities (Allegiant Bond and Allegiant Intermediate Bond Funds), 20% to 50% of its net assets in shares of Underlying Allegiant Funds that invest primarily in equity securities (Allegiant International Equity, Allegiant Large Cap Growth, Allegiant Large Cap Value, Allegiant Small Cap Growth and Allegiant Small Cap Value Funds), and 0% to 20% of its net assets in shares of the Allegiant Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Allegiant Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments.


The Fund's assets may be reallocated among the Underlying Allegiant Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Allegiant Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Allegiant Funds and allocation of the Fund's assets among them. The prices of fixed income securities in which some Underlying Allegiant Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Since some Underlying Allegiant Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INTEREST RATE RISK. An investment in Underlying Allegiant Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Allegiant Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Allegiant Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Allegiant Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.


Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Allegiant Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Allegiant Fund will suffer from the inability to invest in higher-yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Allegiant Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Allegiant Funds will not anticipate market trends successfully. For example, weighting Underlying Allegiant Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Allegiant Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. Since the Fund invests in Underlying Allegiant Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.


FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.


CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Allegiant Funds both because the fees payable to the Adviser by some Underlying Allegiant Funds are higher than fees payable by other Underlying Allegiant Funds and because the Adviser is also responsible for managing the Underlying Allegiant Funds. The Trustees and officers of Allegiant may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Allegiant Funds.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


Class R Shares of the Fund had not commenced operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.


The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.


                           CALENDAR YEAR TOTAL RETURNS


 2002     2003    2004
-6.05%   13.59%   4.65%


Best Quarter      8.19%    (6/30/03)
Worst Quarter    -4.97%    (9/30/02)


The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 0.22%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE CONSERVATIVE ALLOCATION HYBRID BENCHMARK INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

-------------------------------------------------------------------------------------------
                                                                        SINCE      DATE OF
CLASS A SHARES                                               1 YEAR   INCEPTION   INCEPTION
-------------------------------------------------------------------------------------------
Allegiant Conservative Allocation Fund                                             3/6/01
     Returns Before Taxes                                    -0.29%     1.80%
     Returns After Taxes on Distributions                    -0.85%     1.06%
     Returns After Taxes on Distributions and Sale of Fund
     Shares                                                  -0.20%     1.08%
-------------------------------------------------------------------------------------------
Lehman Intermediate U.S. Government/Credit Bond Index(1)                            Since
(reflects no deduction for fees, expenses or taxes)           3.04%     6.08%      2/28/01
-------------------------------------------------------------------------------------------
S&P Composite Stock Price Index(2)                                                  Since
(reflects no deduction for fees, expenses or taxes)          10.88%     1.05%      2/28/01
-------------------------------------------------------------------------------------------
Conservative Allocation Hybrid Benchmark Index(3)                                   Since
(reflects no deduction for fees, expenses or taxes)           5.78%     4.32%      2/28/01
-------------------------------------------------------------------------------------------

(1) The Lehman Intermediate U.S. Government/Credit Bond Index is a widely recognized index of government and corporate debt securities rated investment grade or better, with maturities of at least one year.


(2) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

(3) The Conservative Allocation Hybrid Benchmark Index is a blend of 35% S&P 500 Composite Stock Price Index and 65% Lehman Intermediate U.S. Government/Credit Bond Index, as calculated by the Adviser.

FUND FEES AND EXPENSES

See page 49 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES                                AGGRESSIVE ALLOCATION   BALANCED ALLOCATION
(PAID DIRECTLY FROM YOUR INVESTMENT)                    FUND                   FUND
Maximum Sales Charge (Load) Imposed
on Purchases (as a percentage of offering
price)                                                  None                    None
--------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)(1)                 0.75%                   0.75%
--------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of offering
price)                                                  None                    None
--------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                         None                    None
--------------------------------------------------------------------------------------------
Exchange Fee                                            None                    None
--------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees(2)                             0.25%                   0.75%
--------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                            0.60%                   0.60%
--------------------------------------------------------------------------------------------

Other Expenses                                           ___%                    ___%
--------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(2)                                    ___%                    ___%
--------------------------------------------------------------------------------------------
Indirect Underlying Fund Expenses                        ___%(3)                 N/A
--------------------------------------------------------------------------------------------
Total Fund Operating and Indirect
Expenses                                                 ___%(3)                 N/A
--------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)            CONSERVATIVE ALLOCATION FUND
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering
price)                                                     None
----------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of net asset value)(1)                          0.75%
----------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other
Distributions (as a percentage of offering
price)                                                     None
----------------------------------------------------------------------------
Redemption Fee (as a percentage of amount                  None
redeemed, if applicable)
----------------------------------------------------------------------------
Exchange Fee                                               None
----------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees(2)                                0.25%
----------------------------------------------------------------------------
Distribution
(12b-1) Fees                                               0.60%
----------------------------------------------------------------------------

Other Expenses                                              ___%
----------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(2)                                       ___%
----------------------------------------------------------------------------
Indirect Underlying Fund Expenses(3)                        ___%
----------------------------------------------------------------------------
Total Fund Operating and Indirect Expenses(3)               ___%
----------------------------------------------------------------------------

(1) A contingent deferred sales charge is charged only with respect to Class R Shares redeemed prior to eighteen months from the date of purchase.

(2) The Adviser waived its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:


         FUND                            ADVISORY FEES   TOTAL EXPENSES
         Aggressive Allocation Fund         0.00%            ___%
         Conservative Allocation Fund       0.00%            ___%


      The Adviser expects to continue waiving its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:


         FUND                            ADVISORY FEES   TOTAL EXPENSES
         Aggressive Allocation Fund         0.00%            ___%
         Conservative Allocation Fund       0.00%            ___%

      The Adviser intends to waive a portion of its advisory fee for the Balanced Allocation Fund during the current fiscal year to the extent necessary to maintain the stated Total Expenses for Class R Shares at ____%. These fee waivers are voluntary and may be revised or discontinued at any time.


(3) Because the Aggressive Allocation Fund and Conservative Allocation Fund invest in other mutual funds, your investment in these Funds is also indirectly subject to the operating expenses of those mutual funds. Such expenses have typically ranged from 0.42% to 1.24% for Class I Shares of the Underlying Allegiant Funds, which is the only class of shares of the Underlying Allegiant Funds in which the Funds invest.

The ratios of Indirect Underlying Fund Expenses shown in the table above are based on hypothetical allocations of Fund assets to Underlying Allegiant Funds as follows:

                                     AGGRESSIVE      CONSERVATIVE
      FUND                        ALLOCATION FUND   ALLOCATION FUND
      ----                        ---------------   ---------------
      International Equity Fund        0.00%             0.00%
      Large Cap Growth Fund           16.87%             8.33%
      Large Cap Value Fund            25.08%            12.39%
      Small Cap Growth Fund           18.75%             9.25%
      Small Cap Value Fund            18.87%             9.30%
      Bond Fund                       19.92%             0.00%
      Intermediate Bond Fund           0.00%            59.62%
      Money Market Fund                0.51%             1.11%

The allocations shown above are illustrative. Actual allocations may vary, which would affect the level of indirect expenses, favorably or unfavorably, to which a Fund is subject.

Total Fund Operating and Indirect Expenses (after fee waivers for these Funds and for the Underlying Allegiant Funds) for the current fiscal year are expected to be:


      Aggressive Allocation Fund       ___%
      Conservative Allocation Fund     ___%


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Allegiant Asset Allocation Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                   ------   -------   -------   --------
AGGRESSIVE ALLOCATION FUND*
    Class R Shares(1)               $___     $___      $___       $___
    Class R Shares(2)                ___      ___       ___        ___

BALANCED ALLOCATION FUND
    Class R Shares(1)                ___      ___       ___        ___
    Class R Shares(2)                ___      ___       ___        ___

CONSERVATIVE ALLOCATION FUND*
    Class R Shares(1)                ___      ___       ___        ___
    Class R Shares(2)                ___      ___       ___        ___


* The examples for the Allegiant Aggressive Allocation Fund and Allegiant Conservative Allocation Fund are based on total annual operating expenses for the Funds plus estimated indirect expenses of the Underlying Allegiant Funds. Actual expenses will vary depending upon the allocation of a Fund's assets among the various Underlying Allegiant Funds.

(1)   If you sell your shares at the end of the period.

(2)   If you do not sell your shares at the end of the period.

FIXED INCOME FUNDS

ALLEGIANT BOND FUND

FUND SUMMARY

INVESTMENT GOAL                 Current income as well as preservation of
                                capital

PRINCIPAL INVESTMENT STRATEGY   Investing in a diversified portfolio of
                                investment grade fixed income securities, which maintains a dollar-weighted average maturity of between four and twelve years

PRINCIPAL RISKS                 Market risk, interest rate risk, prepayment/
                                extension risk, credit risk,active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Bond Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between four and twelve years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.


Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


Class R Shares of the Fund had not commenced operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Performance information before June 9, 2000 represents performance of the Parkstone Bond Fund which was reorganized into the Allegiant Bond Fund on that date.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS


 1995    1996    1997    1998     1999    2000    2001    2002    2003    2004
17.13%   3.11%   9.12%   7.27%   -2.04%   7.30%   7.26%   9.71%   3.80%   3.63%

Best Quarter      6.11%    (6/30/95)
Worst Quarter    -2.54%    (6/30/04)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 2.37%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------
CLASS A SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Bond Fund
   Returns Before Taxes                              -1.01%    5.34%      6.02%
   Returns After Taxes on Distributions              -2.30%    3.43%      3.86%
   Returns After Taxes on Distributions and Sale of
   Fund Shares                                       -0.67%    3.37%      3.79%
--------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees, expenses or taxes)   4.34%    7.71%      7.72%
--------------------------------------------------------------------------------


(1) The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

FUND FEES AND EXPENSES

See page 71 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT GOVERNMENT MORTGAGE FUND


FUND SUMMARY

INVESTMENT GOAL                 Current income as well as preservation of
                                capital

PRINCIPAL INVESTMENT STRATEGY   Investing in mortgage-related securities
                                issued or guaranteed by the U.S. government

PRINCIPAL RISKS                 Market risk, interest rate risk,
                                prepayment/extension risk, credit risk,
                                active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Government Mortgage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund may invest the portion of its assets not subject to the 80% requirement stated above in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between three and ten years.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.


Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the investment performance of the Fund during the last calendar year. The performance table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class R Shares for the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the return for Class R Shares of the Fund would be less than that shown below.


                           CALENDAR YEAR TOTAL RETURNS


2004
3.62%

Best Quarter      2.41%    (9/30/04)
Worst Quarter    -1.33%    (6/30/04)

The Fund's year-to-date total return for Class R Shares through June 30, 2005 was 1.71%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS R SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------------------------
CLASS R SHARES                                        1 YEAR   SINCE INCEPTION   DATE OF INCEPTION
--------------------------------------------------------------------------------------------------
Allegiant Government Mortgage Fund
   Returns Before Taxes                                2.88%        3.94%             7/31/03
   Returns After Taxes on Distributions                1.33%        2.90%
   Returns After Taxes on Distributions and Sale
   of Fund Shares                                      1.85%        3.02%
--------------------------------------------------------------------------------------------------
Lehman Mortgage-Backed Securities Index(1)
(reflects no deduction for fees, expenses or taxes)    4.70%        5.75%          Since 7/31/03
--------------------------------------------------------------------------------------------------

(1) The Lehman Mortgage-Backed Securities Index is a widely-recognized index of mortgage-backed securities issued by GNMA, Freddie Mac, and FNMA. All securities in the index are rated AAA, with maturities of at least one year.


FUND FEES AND EXPENSES

See page 71 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT INTERMEDIATE BOND FUND

FUND SUMMARY

INVESTMENT GOAL                  High current income as well as preservation of
                                 capital

PRINCIPAL INVESTMENT STRATEGY    Investing in investment grade fixed income
                                 securities, while maintaining a dollar-weighted average maturity of between three and ten years

PRINCIPAL RISKS                  Market risk, interest rate risk,
                                 prepayment/extension risk, credit risk,active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Intermediate Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in domestic and foreign investment grade bonds. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. and foreign governmental issuers and mortgage-backed and asset-backed securities. Corporate obligations include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


Class R Shares of the Fund had not commenced operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS


 1995    1996    1997    1998     1999    2000    2001    2002    2003    2004
15.39%   2.77%   6.67%   7.44%   -0.37%   6.52%   7.60%   9.67%   3.75%   2.57%

Best Quarter      5.33%    (6/30/95)
Worst Quarter    -2.53%    (6/30/04)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 1.39%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------------------
CLASS A SHARES                                             1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------------
Allegiant Intermediate Bond Fund
   Returns Before Taxes                                    -2.02%     5.01%    5.63%
   Returns After Taxes on Distributions                    -3.07%     3.24%    3.58%
   Returns After Taxes on Distributions
   and Sale of Fund Shares                                 -1.32%     3.17%    3.52%
--------------------------------------------------------------------------------------
Lehman Intermediate U.S. Government/Credit Bond Index(1)
(reflects no deduction for fees, expenses or taxes)         3.04%     7.21%    7.16%
--------------------------------------------------------------------------------------


(1) The Lehman Intermediate U.S. Government/Credit Bond Index is an unmanaged index which is representative of intermediate-term bonds.

FUND FEES AND EXPENSES

See page 71 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT LIMITED MATURITY BOND FUND

FUND SUMMARY

INVESTMENT GOAL                  Current income as well as preservation of
                                 capital

PRINCIPAL INVESTMENT STRATEGY    Investing in investment grade fixed income
                                 securities, while maintaining a
                                 dollar-weighted average maturity of between one and five years

PRINCIPAL RISKS                  Market risk, interest rate risk,
                                 prepayment/extension risk, credit risk,
                                 active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Limited Maturity Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser considers a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains an average dollar-weighted portfolio maturity of between one and five years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.


Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the investment performance of the Fund during the last calendar year. The performance table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class R Shares for the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the return for Class R Shares of the Fund would be less than that shown below.

                           CALENDAR YEAR TOTAL RETURNS


2004
0.44%

Best Quarter      0.92%    (3/31/04)
Worst Quarter    -1.27%    (6/30/04)

The Fund's year-to-date total return for Class R Shares through June 30, 2005 was 0.73%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS R SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

----------------------------------------------------------------------------
                                                     SINCE        DATE OF
CLASS R SHARES                            1 YEAR   INCEPTION     INCEPTION
----------------------------------------------------------------------------
Allegiant Limited Maturity Bond Fund                              7/31/03
   Returns Before Taxes                   -0.29%     0.44%
   Returns After Taxes on Distributions   -1.05%     2.26%
   Returns After Taxes on Distributions
   and Sale of Fund Shares                -0.19%     2.37%
----------------------------------------------------------------------------
Merrill Lynch 1-3 Year U.S.
Corporate/Government Index(1)
(reflects no deduction for fees,
expenses or taxes)                         1.21%     1.81%     Since 7/31/03
----------------------------------------------------------------------------


(1) The Merrill Lynch 1-3 year U.S. Corporate/Government Index is a market capitalization weighted index including U.S. Treasury and Agency bonds and U.S. fixed coupon investment grade corporate bonds (U.S. domestic and Yankee/global bonds). U.S. Treasury bonds must have at least $1 billion face value outstanding and agency and corporate bonds must have at least $150 million face value outstanding to be included in the index. Both total return and price returns are calculated daily. Prices are taken as of approximately 3 p.m. Eastern Time. Quality range is BBB3-AAA based on composite Moody and S&P ratings. Maturities for all bonds are greater than or equal to one year and less than three years. Floaters, Equipment Trust Certificates, and Title 11 securities are excluded.

FUND FEES AND EXPENSES

See page 71 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT TOTAL RETURN ADVANTAGE FUND

FUND SUMMARY

INVESTMENT GOAL                 Current income as well as preservation of
                                capital

PRINCIPAL INVESTMENT STRATEGY   Investing in investment grade fixed income
                                securities, while maintaining an average dollar-weighted maturity of between four and twelve years

PRINCIPAL RISKS                 Market risk, credit risk, interest rate risk,
                                prepayment/extension risk, active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Total Return Advantage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in investment grade debt securities. The Fund invests primarily in fixed income securities of all types, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 15% of its assets in fixed income securities that are unrated or rated below investment grade, sometimes known as "junk bonds." The Fund does not intend to invest in junk bonds rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality as determined by the Adviser. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of the shareholders. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains an average dollar-weighted maturity of between four and twelve years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities.

Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends on a timely basis and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.


Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the investment performance of the Fund during the last calendar year. The performance table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class R Shares for the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the return for Class R Shares of the Fund would be less than that shown below.


                           CALENDAR YEAR TOTAL RETURNS


2004
3.33%

Best Quarter      3.17%    (9/30/04)
Worst Quarter    -3.18%    (6/30/04)

The Fund's year-to-date total return for Class R Shares through June 30, 2005 was 2.79%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS R SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN U.S. GOVERNMENT/CREDIT BOND INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

----------------------------------------------------------------------------
                                                     SINCE        DATE OF
CLASS R SHARES                            1 YEAR   INCEPTION     INCEPTION
----------------------------------------------------------------------------
Allegiant Total Return Advantage Fund                             7/31/03
   Returns Before Taxes                    2.58%     4.34%
   Returns After Taxes on Distributions    1.22%     4.04%
   Returns After Taxes on Distributions
   and Sale of Fund Shares                 1.78%     4.05%
----------------------------------------------------------------------------
Lehman U.S. Government/Credit Bond
Index(1) (reflects no deduction for
fees, expenses or taxes)                   4.19%     5.70%     Since 7/31/03
----------------------------------------------------------------------------


(1) The Lehman U.S. Government/Credit Bond Index is a widely recognized index of government and corporate debt securities rated investment grade or better, with maturities of at least one year.

FUND FEES AND EXPENSES

See page 72 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT ULTRA SHORT BOND FUND


FUND SUMMARY

INVESTMENT GOAL                 High current income while preserving capital

PRINCIPAL INVESTMENT STRATEGY   Investing in high-quality fixed income
                                securities with an average maturity of 9 to 15 months

PRINCIPAL RISKS                 Market risk, credit risk, interest rate risk,
                                prepayment/extension risk, active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Ultra Short Bond Fund's investment objective is to obtain high current income while preserving capital. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities, primarily U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund normally intends to maintain an average portfolio duration of 0.8 to 1.2 years. Duration measures price volatility by estimating the change in price of a debt security in response to changes in interest rates. For example, with a rise of 1% in interest rates, a bond's value may be expected to fall approximately 1% for each year of its duration. Thus the higher the Fund's duration, the more volatile the price of its shares will be. The Adviser may adjust the Fund's average duration within the 0.8 to 1.2 year range to take advantage of expected changes in interest rates.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will primarily seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships, represent an attractive valuation. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, or be of comparable quality if unrated. If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the interests of investors to sell. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


Class R Shares of the Fund had not commenced operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below illustrate the investment performance of the Fund during the last calendar year. The performance table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class A Shares for the last calendar year.

The bar chart does not reflect sales charges. If sales charges had been reflected, the return for Class A Shares of the Fund would be less than that shown below.


CALENDAR YEAR TOTAL RETURNS


2003    2004
1.76%   0.69%

Best Quarter     0.73%  (3/31/03)
Worst Quarter   -0.41%  (6/30/04)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 0.89%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX AND THE MERRILL LYNCH 1 YEAR U.S. TREASURY INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

-------------------------------------------------------------------------------------
CLASS A SHARES                            1 YEAR   SINCE INCEPTION   DATE OFINCEPTION
-------------------------------------------------------------------------------------
Allegiant Ultra Short Bond Fund                                           1/6/03

   Returns Before Taxes                   -0.30%        0.70%

   Returns After Taxes on Distributions   -0.89%        0.26%
   Returns After Taxes on Distributions
   and Sale of Fund Shares                -0.19%        0.38%
-------------------------------------------------------------------------------------
Merrill Lynch 1-3 year U.S. Corporate/
Government Index(1) (reflects no
deduction for fees, expenses or taxes)     1.21%        2.39%         Since 11/30/02
-------------------------------------------------------------------------------------
Merrill Lynch 1 Year U.S. Treasury
Index(2,3) (reflects no deduction
for fees, expenses or taxes)               0.82%        1.13%         Since 12/31/02
-------------------------------------------------------------------------------------


(1) The Merrill Lynch 1-3 year U.S. Corporate/Government Index is a market capitalization weighted index including U.S. Treasury and Agency bonds and U.S. fixed coupon investment grade corporate bonds (U.S. domestic and Yankee/global bonds). U.S. Treasury bonds must have at least $1 billion face value outstanding and agency and corporate bonds must have at least $150 million face value outstanding to be included in the index. Both total return and price returns are calculated daily. Prices are taken as of approximately 3 p.m. Eastern Time. Quality range is BBB3-AAA based on composite Moody and S&P ratings. Maturities for all bonds are greater than or equal to one year and less than three years. Floaters, Equipment Trust Certificates, and Title 11 securities are excluded.

(2) The Merrill Lynch 1 Year U.S. Treasury Index, a market capitalization weighted index including U.S. Treasuries, is an unmanaged index not available for direct investment.

(3) On November 19, 2004, the Fund's benchmark was changed to the Merrill Lynch 1 Year U.S. Treasury Index. The Adviser feels that this index more appropriately reflects the type and duration of securities held in the portfolio and provides the best comparative performance information.

FUND FEES AND EXPENSES

See page 72 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                       BOND FUND        GOVERNMENT MORTGAGE FUND
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering
price)                                                   None                     None
------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)(as
a percentage of net asset value)(1)                      0.75%                    0.75%
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                          None                     None
------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                          None                     None
------------------------------------------------------------------------------------------------
Exchange Fee                                             None                     None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                 0.55%                    0.55%(2)
------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                0.60%                    0.60%
------------------------------------------------------------------------------------------------

Other Expenses                                            ___%                     ___%
------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                        ___%                     ___%(2)
------------------------------------------------------------------------------------------------


SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                         LIMITED MATURITY BOND
                                                INTERMEDIATE BOND FUND            FUND
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering
price)                                                   None                     None
------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as
a percentage of net asset value)(1)                      0.75%                    0.75%
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                          None                     None
------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                          None                     None
------------------------------------------------------------------------------------------------
Exchange Fee                                             None                     None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees(2)                              0.55%                    0.45%
------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                0.60%                    0.60%
------------------------------------------------------------------------------------------------

Other Expenses                                            ___%                     ___%
------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(2)                                     ___%                     ___%
------------------------------------------------------------------------------------------------


SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                TOTAL RETURN ADVANTAGE
                                                        FUND              ULTRA SHORT BOND FUND
Maximum Sales Charge
(Load) Imposed on Purchases (as a
percentage of offering price)                            None                      None
-----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)(as
a percentage of net asset value)(1)                      0.75%                     0.75%
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                          None                      None
-----------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                          None                      None
-----------------------------------------------------------------------------------------------
Exchange Fee                                             None                      None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees(2)                              0.55%                     0.40%
-----------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                0.60%                     0.60%
-----------------------------------------------------------------------------------------------

Other Expenses                                            ___%                      ___%
-----------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(2)                                     ___%                      ___%
-----------------------------------------------------------------------------------------------


(1) A contingent deferred sales charge is charged only with respect to Class R Shares redeemed prior to eighteen months from the date of purchase.

(2) The Adviser waived a portion of its advisory fees for certain Funds during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were:


                                    ADVISORY    TOTAL
              FUND                    FEES     EXPENSES
      Government Mortgage Fund        0.40%       ___%
      Intermediate Bond Fund          0.40%       ___%
      Limited Maturity Bond Fund      0.35%       ___%
      Total Return Advantage Fund     0.40%       ___%
      Ultra Short Bond Fund           0.20%       ___%


      The Adviser expects to continue waiving a portion of its advisory fees for these Funds during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:


                                    ADVISORY    TOTAL
              FUND                    FEES     EXPENSES
      Government Mortgage Fund        0.40%       ___%
      Intermediate Bond Fund          0.40%       ___%
      Limited Maturity Bond Fund      0.35%       ___%
      Total Return Advantage Fund     0.40%       ___%
      Ultra Short Bond Fund           0.20%       ___%


      These fee waivers are voluntary and may be revised or discontinued at any time.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Allegiant Fixed Income Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------
BOND FUND
-------------------------------------------------------------------
   Class R Shares(1)           $___      $___      $___      $___
-------------------------------------------------------------------
   Class R Shares(2)            ___       ___       ___       ___
-------------------------------------------------------------------
GOVERNMENT MORTGAGE FUND
-------------------------------------------------------------------
   Class R Shares(1)            ___       ___       ___       ___
-------------------------------------------------------------------
   Class R Shares(2)            ___       ___       ___       ___
-------------------------------------------------------------------
INTERMEDIATE BOND FUND
-------------------------------------------------------------------
   Class R Shares(1)            ___       ___       ___       ___
-------------------------------------------------------------------
   Class R Shares(2)            ___       ___       ___       ___
-------------------------------------------------------------------
LIMITED MATURITY BOND FUND
-------------------------------------------------------------------
   Class R Shares(1)            ___       ___       ___       ___
-------------------------------------------------------------------
   Class R Shares(2)            ___       ___       ___       ___
-------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND
-------------------------------------------------------------------
   Class R Shares(1)            ___       ___       ___       ___
-------------------------------------------------------------------
   Class R Shares(2)            ___       ___       ___       ___
-------------------------------------------------------------------
ULTRA SHORT BOND FUND
-------------------------------------------------------------------
   Class R Shares(1)            ___       ___       ___       ___
-------------------------------------------------------------------
   Class R Shares(2)            ___       ___       ___       ___


(1)   If you sell your shares at the end of the period.

(2)   If you do not sell your shares at the end of the period.

MONEY MARKET FUNDS

ALLEGIANT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                 High current income consistent with stability of
                                principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY   Investing in a portfolio of high quality
                                short-term debt securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS                 Interest rate risk, credit risk, counterparty
                                risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.


The Fund invests in a variety of high quality, short-term, U.S. dollar denominated money market securities, including certificates of deposit, time deposits and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a sovereign debt rating in the highest short-term rating category by at least two nationally recognized statistical rating organizations (NRSROs) or, if only one NRSRO has rated such debt, then by that NRSRO (or, if unrated, determined by the Adviser to be of comparable quality).

The Fund also may invest in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government and in repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser. The Fund invests at least 95% of its total assets in securities rated in the highest rating category by one or more NRSROs or, if unrated, determined by the Adviser to be of comparable quality.


In selecting investments for the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


Class R Shares of the Fund had not commenced operations as of the date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.


The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, this Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

                           CALENDAR YEAR TOTAL RETURNS


1995   1996   1997   1998   1999   2000   2001   2002   2003   2004
5.61%  5.09%  5.22%  5.11%  4.76%  6.05%  3.66%  1.22%  0.53%  0.71%

Best Quarter      1.56%    (9/30/00)
Worst Quarter     0.10%    (6/30/04)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was ____%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004.

---------------------------------------------------------
CLASS A SHARES                1 YEAR   5 YEARS   10 YEARS
---------------------------------------------------------
Allegiant Money Market Fund    ___%      ___%      ___%
---------------------------------------------------------


For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ALLEGIANTFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES

See page 77 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

MONEY MARKET FUND

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                MONEY MARKET FUND
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)         None
-----------------------------------------------------------------
Maximum Deferred Sales Charge (Load)(as a
percentage of net asset value)(1)                     0.75%
-----------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)                   None
-----------------------------------------------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                              None
-----------------------------------------------------------------
Exchange Fee                                          None
-----------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees(2)                           0.35%
-----------------------------------------------------------------
Distribution (12b-1) Fees                             0.60%
-----------------------------------------------------------------

Other Expenses                                         ___%
-----------------------------------------------------------------
Total Annual Fund
Operating Expenses(2)                                  ___%
-----------------------------------------------------------------


(1) A contingent deferred sales charge is charged only with respect to Class R shares redeemed prior to eighteen months from the date of purchase.

(2) The Adviser waived a portion of its advisory fees for the Fund during the last fiscal year. After this fee waiver, the Fund's Investment Advisory Fees were 0.25% and Total Annual Fund Operating Expenses were 0.98%. The Adviser expects to continue waiving a portion of its advisory fees for the current fiscal year. After this fee waiver, the Fund's Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be 0.25% and 0.97%, respectively. This fee waiver is voluntary and may be revised or discontinued at any time.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

                                     EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                     ------   -------   -------   --------
MONEY MARKET FUND
   Class R Shares(1)  $___     $___       $___      $___
   Class R Shares(2)   ___      ___        ___       ___


(1)   If you sell your shares at the end of the period.

(2)   If you do not sell your shares at the end of the period.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES


This section provides additional information about the principal investment strategies used by the Funds and the related risks. The Funds' Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The Aggressive Allocation and Conservative Allocation Funds indirectly may be subject to the risks applicable to the Underlying Allegiant Funds in which they may invest, (i.e., the Allegiant International Equity, Allegiant Large Cap Growth, Allegiant Large Cap Value, Allegiant Small Cap Growth, Allegiant Small Cap Value, Allegiant Bond, Allegiant Intermediate Bond and Allegiant Money Market Funds). A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Statement of Additional Information, which is available on the Funds' website. The following chart indicates the specific types of investments in which each Fund primarily invests.


                         Equity     Convertible  Fixed Income    Exchange    Government
                        Securities  Securities    Securities   Traded Funds  Securities
----------------------------------------------------------------------------------------
Allegiant
International Equity
Fund                       [ ]                                      [ ]
----------------------------------------------------------------------------------------
Allegiant Large Cap
Core Equity Fund           [ ]                                      [ ]
----------------------------------------------------------------------------------------
Allegiant Large Cap
Growth Fund                [ ]                                      [ ]
----------------------------------------------------------------------------------------
Allegiant Large Cap
Value Fund                 [ ]                                      [ ]
----------------------------------------------------------------------------------------
Allegiant Mid Cap
Growth Fund                [ ]                                      [ ]
----------------------------------------------------------------------------------------
Allegiant Mid Cap
Value Fund                 [ ]                                      [ ]
----------------------------------------------------------------------------------------
Allegiant S&P 500
Index Fund                 [ ]                                      [ ]
----------------------------------------------------------------------------------------
Allegiant Small Cap
Core Fund                  [ ]                                      [ ]
----------------------------------------------------------------------------------------
Allegiant Small Cap
Growth Fund                [ ]                                      [ ]
----------------------------------------------------------------------------------------
Allegiant Small Cap
Value Fund                 [ ]                                      [ ]
----------------------------------------------------------------------------------------
Allegiant Aggressive
Allocation Fund            [ ]                       [ ]            [ ]          [ ]
----------------------------------------------------------------------------------------
Allegiant Balanced
Allocation Fund            [ ]         [ ]           [ ]            [ ]          [ ]
---------------------------------------------------------------------------------------

                        Repurchase       High-Yield         Asset-Backed  Mortgage-Backed   Foreign
                        Agreements  Lower Rated Securities   Securities      Securities    Securities
-----------------------------------------------------------------------------------------------------
Allegiant
International Equity
Fund                                                                                           [ ]
-----------------------------------------------------------------------------------------------------
Allegiant Large Cap
Core Equity Fund
-----------------------------------------------------------------------------------------------------
Allegiant Large Cap
Growth Fund
-----------------------------------------------------------------------------------------------------
Allegiant Large Cap
Value Fund
-----------------------------------------------------------------------------------------------------
Allegiant Mid Cap
Growth Fund
-----------------------------------------------------------------------------------------------------
Allegiant Mid Cap
Value Fund
-----------------------------------------------------------------------------------------------------
Allegiant S&P 500
Index Fund
-----------------------------------------------------------------------------------------------------
Allegiant Small Cap
Core Fund
-----------------------------------------------------------------------------------------------------
Allegiant Small Cap
Growth Fund
-----------------------------------------------------------------------------------------------------
Allegiant Small Cap
Value Fund
-----------------------------------------------------------------------------------------------------
Allegiant Aggressive
Allocation Fund                                                 [ ]              [ ]
-----------------------------------------------------------------------------------------------------
Allegiant Balanced
Allocation Fund                                                 [ ]              [ ]           [ ]
-----------------------------------------------------------------------------------------------------

                         Equity     Convertible  Fixed Income    Exchange    Government
                        Securities  Securities    Securities   Traded Funds  Securities
----------------------------------------------------------------------------------------
Allegiant
Conservative
Allocation Fund            [ ]                       [ ]           [ ]           [ ]
----------------------------------------------------------------------------------------
Allegiant Bond Fund                                  [ ]           [ ]           [ ]
--------------------------------------------------------------------------------------
Allegiant Government
Mortgage Fund                                        [ ]           [ ]           [ ]
----------------------------------------------------------------------------------------
Allegiant
Intermediate Bond
Fund                                                 [ ]           [ ]           [ ]
----------------------------------------------------------------------------------------
Allegiant Limited
Maturity Bond Fund                                   [ ]           [ ]           [ ]
----------------------------------------------------------------------------------------
Allegiant Total
Return Advantage Fund                                [ ]           [ ]           [ ]
----------------------------------------------------------------------------------------
Allegiant Ultra
Short Bond Fund                                      [ ]           [ ]           [ ]
----------------------------------------------------------------------------------------
Allegiant Money
Market Fund                                          [ ]           [ ]           [ ]
----------------------------------------------------------------------------------------

                        Repurchase       High-Yield         Asset-Backed  Mortgage-Backed   Foreign
                        Agreements  Lower Rated Securities   Securities      Securities    Securities
-----------------------------------------------------------------------------------------------------
Allegiant
Conservative
Allocation Fund                                                 [ ]              [ ]
-----------------------------------------------------------------------------------------------------
Allegiant Bond Fund                                             [ ]              [ ]
-----------------------------------------------------------------------------------------------------
Allegiant Government
Mortgage Fund                                                   [ ]              [ ]
-----------------------------------------------------------------------------------------------------
Allegiant
Intermediate Bond
Fund                                                            [ ]              [ ]
-----------------------------------------------------------------------------------------------------
Allegiant Limited
Maturity Bond Fund                                              [ ]              [ ]
-----------------------------------------------------------------------------------------------------
Allegiant Total
Return Advantage Fund                      [ ]                  [ ]              [ ]
-----------------------------------------------------------------------------------------------------
Allegiant Ultra
Short Bond Fund                                                 [ ]              [ ]
-----------------------------------------------------------------------------------------------------
Allegiant Money
Market Fund                [ ]
-----------------------------------------------------------------------------------------------------

EQUITY SECURITIES

Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

CONVERTIBLE SECURITIES

Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

EXCHANGE-TRADED FUNDS


Each Fund (except the Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund, and Pennsylvania Intermediate Municipal Bond
Fund) may invest in various types of exchange-traded funds ("ETFs"). ETFs own stocks included in a particular index and changes in the market price of ETFs (before deducting the ETFs' expenses) are generally expected to track the movement of the associated index relatively closely. However, the price movement of ETFs may not perfectly parallel the price action of the associated indices. To the extent a Fund invests in ETFs, shareholders of the Fund may be subject to duplicative management fees. ETFs include iShares(SM), Standard & Poor's Depositary Receipts(TM) ("SPDRs"), S&P Sector SPDRs, DIAMONDS, and other security baskets. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values ("NAVs") of their underlying indices and supply and demand of iShares on the American Stock Exchange ("AMEX") However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy. SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index. S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average. The Investment Company Act of 1940, as amended ("1940 Act"), limits investments by registered investment companies in the securities of other investment companies. However, a Fund may invest in ETFs in excess of these limits in accordance with Securities and Exchange Commission ("SEC") exemptive relief granted to such ETFs.

GOVERNMENT SECURITIES


As part of their principal investment strategies, each of the Allegiant Balanced Allocation Fund, Allegiant Bond Fund, Allegiant Intermediate Bond Fund, Allegiant Limited Maturity Bond Fund, Allegiant Ultra Short Bond Fund, Allegiant Total Return Advantage Fund, Allegiant Aggressive Allocation Fund, Allegiant Conservative Allocation Fund, Allegiant Government Mortgage Fund and Allegiant Money Market Fund may invest in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


REPURCHASE AGREEMENTS

Under a repurchase agreement a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.

o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

ASSET-BACKED SECURITIES

Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o A Fund may incur substantial costs in connection with conversions between various currencies.

o A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

THE FUND OF FUNDS STRUCTURE OF THE AGGRESSIVE ALLOCATION AND CONSERVATIVE ALLOCATION FUNDS

Each of the Aggressive Allocation and Conservative Allocation Funds is structured as a "fund of funds," which means that each Fund attempts to implement its investment strategies by investing in Underlying Allegiant Funds.

Each Fund has its own distinct risk and reward characteristics, investment objectives, policies and strategies. The Adviser constructs and maintains asset allocation strategies for the Funds. The degree to which a Fund is invested in the particular market segments and/or asset classes represented by the Underlying Allegiant Funds varies, as does the investment risk and reward potential represented by each Fund. Because of the historical lack of correlation between various asset classes, an investment in the Funds may reduce an investor's overall level of volatility. As a result, an asset allocation strategy may reduce risk.

In managing the Funds, the Adviser focuses on three key principles: asset allocation, portfolio structure, and continuous Fund management. Asset allocation across appropriate asset classes (i.e., the Underlying Allegiant Funds) is the central theme of Allegiant's investment philosophy. The Adviser seeks to reduce risk by investing in Underlying Allegiant Funds that are diversified within each asset class. Finally, the Adviser regularly rebalances to ensure that the appropriate mix of assets is constantly in place.

Each Fund reserves the ability to convert from the fund of funds structure in the future and to invest directly in the types of securities in which the Underlying Allegiant Funds invest. Shareholders will be notified in advance before the structure of a Fund is changed.

You may invest in the Underlying Allegiant Funds directly. By investing in the Underlying Allegiant Funds indirectly through the Funds, you will incur not only a proportionate share of the expenses of the Underlying Allegiant Funds held by the Funds, but also expenses of the Funds.

Each Underlying Allegiant Fund is offered for sale by and described in this prospectus.

MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section for each Fund are those that the Funds use under normal circumstances. Each Fund (except the Aggressive Allocation and Conservative Allocation Funds) also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See the Statement of Additional Information for more detail on the investments and strategies used by the Funds.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. The Money Market Fund may hold cash pending investment and may hold up to 100% of its assets in cash for temporary defensive purposes. A Fund will use these strategies only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

In fulfilling the 80% investment requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of a Fund's principal investment strategies. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in the Statement of Additional Information.

Each Equity Fund may invest in foreign securities. The International Equity Fund invests in foreign securities as part of its principal investment strategy. The S&P 500 Index Fund will only invest in foreign securities if they are included in the S&P 500 Composite Stock Price Index. Each other Equity Fund may invest in foreign securities, but these Funds do not use such investments as part of their principal investment strategies.

Allegiant has obtained an order from the SEC that allows the Funds to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Allegiant and Allegiant Advantage Fund. A Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets. The Aggressive Allocation and Conservative Allocation Funds' investments in money market funds offered by Allegiant are limited to investments in the Allegiant Money Market Fund, in accordance with each such Fund's investment policies.

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. Because they use different investment strategies, the Funds carry different levels of share price volatility. Please consult your financial adviser for help in deciding which Fund is right for you.


--------------------------------------------------------------------------------------------------------------------
                                  EQUITY FUNDS
--------------------------------------------------------------------------------------------------------------------
FUND                                       MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------------------------------------------
International Equity Fund                  Investors seeking capital appreciation who are willing to accept the risks of investing in a fund that invests primarily in common stocks of foreign companies
--------------------------------------------------------------------------------------------------------------------
Large Cap Core Equity Fund                 Investors seeking capital appreciation who are willing to accept the risks of investing in a fund that invests primarily in common stocks
--------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund                      Investors seeking capital appreciation who are willing to accept the risks of investing in a fund that invests primarily in growth-oriented common stocks of large cap companies
--------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                       Investors seeking capital appreciation who are willing to accept the risks of investing in a fund that invests primarily in value-oriented common stocks of large cap companies
--------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                        Investors seeking capital appreciation who are willing to accept the risks of investing in a fund that invests primarily in growth-oriented common stocks of mid cap companies
--------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                         Investors seeking capital appreciation who are willing to accept the risks of investing in a fund that invests primarily in value-oriented common stocks of mid cap companies
--------------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                         Investors seeking returns similar to those of the S&P 500 Composite
                                           Stock Price Index who are willing to accept the risks of investing in a fund that invests primarily in common stocks
--------------------------------------------------------------------------------------------------------------------
Small Cap Core Fund                        Investors seeking capital appreciation who are willing to accept the risks of investing in a fund that invests primarily in common stocks of small cap companies
--------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                      Investors seeking capital appreciation who are willing to accept the risks of investing in a fund that invests primarily in growth-oriented common stocks of small cap companies
--------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                       Investors seeking capital appreciation who are willing to accept the risks of investing in a fund that invests primarily in value-oriented common stocks of small cap companies
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                             ASSET ALLOCATION FUNDS
--------------------------------------------------------------------------------------------------------------------
FUND                                       MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------------------------------------------
Aggressive Allocation Fund                 Investors seeking capital growth with the potential for above average total returns (as measured by the returns of the S&P 500 Composite
                                           Stock Price Index) who are willing to accept the risks of investing in a fund that may allocate a high percentage of its assets in Underlying
                                           Allegiant Funds that focus their investments in equity securities
--------------------------------------------------------------------------------------------------------------------
Balanced Allocation Fund                   Investors seeking broad diversification by asset class and style to manage risk and provide the potential for above average total returns
                                           (as measured by the returns of the S&P 500 Composite Stock Price Index and the Lehman U.S. Aggregate Bond Index)
--------------------------------------------------------------------------------------------------------------------
Conservative Allocation Fund               Investors seeking current income with the potential for above average total returns (as measured by the returns of the Lehman Intermediate
                                           U.S. Government/Credit Bond Index) who are willing to accept the risks of investing in a fund that may allocate a high percentage of its assets in Underlying Allegiant Funds that focus their investments in fixed income securities
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                               FIXED INCOME FUNDS
--------------------------------------------------------------------------------------------------------------------
FUND                                       MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------------------------------------------
Bond Fund                                  Investors seeking current income who are willing to accept the risks of investing in a fund that invests primarily in fixed income securities
--------------------------------------------------------------------------------------------------------------------
Government Mortgage Fund                   Investors seeking current income who are interested in the lower credit risk associated with a fund that invests primarily in U.S. government fixed income securities
--------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                     Investors seeking current income who are willing to accept the risks of investing in a fund that invests primarily in intermediate term fixed income securities
--------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund                 Investors seeking current income who are seeking to minimize share price volatility relative to our other fixed income funds and who are willing to accept the risks of investing in a fund that invests primarily in shorter term fixed income securities
--------------------------------------------------------------------------------------------------------------------
Total Return Advantage Fund                Investors seeking total return with less share price volatility than a fund that invests primarily in equity securities who are willing to accept the risks of investing in a fund that invests primarily in fixed income securities
--------------------------------------------------------------------------------------------------------------------
Ultra Short Bond Fund                      Investors seeking high current income but who desire the relative safety of investing in a fund that invests primarily in shorter term investment quality debt securities
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                MONEY MARKET FUND
--------------------------------------------------------------------------------------------------------------------
FUND                                       MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------------------------------------------
Money Market Fund                          Investors seeking current income and reduced risk through a widely diversified money market portfolio

INVESTMENT ADVISER, SUB-ADVISER AND INVESTMENT TEAMS

Allegiant Asset Management Company, with its principal offices at 200 Public Square, 5th Floor, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2005, the Adviser had approximately $26 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

The Board of Trustees of Allegiant supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.


SUB-ADVISER

Investment Counselors, an SEC-registered investment adviser, serves as Sub-Adviser to the Allegiant Small Cap Core Fund. Investment Counselors, founded in 1968, is an investment management firm that provides investment supervisory services to its clients. Investment Counselors is a wholly owned subsidiary of National City Bank. Investment Counselors is located at 100 South Brentwood, Suite 100, St. Louis, Missouri, 63105. As of June 30, 2005, Investment Counselors managed over $___ million in assets.

As Sub-Adviser, Investment Counselors assists the Adviser in providing a continuous investment program for the Allegiant Small Cap Core Fund. For its services, Investment Counselors will receive sub-advisory fees from the Adviser at an annualized rate of 0.50% of the average daily net assets of the Fund.

INVESTMENT COUNSELORS' INVESTMENT PERFORMANCE

Although the Allegiant Small Cap Core Fund has limited prior performance history, the small cap equity team at Investment Counselors has substantial experience in managing accounts that focus on small cap issuers. Investment Counselors manages separate accounts with a small cap orientation having investment objectives, policies and strategies that are substantially similar to the Allegiant Small Cap Core Fund.


The tables below show the annual returns and long-term performance record established by Investment Counselors while managing client accounts. Please note that the performance results shown are those of Investment Counselors and not the investment results of the Allegiant Small Cap Core Fund. The results are not intended to predict or suggest the return to be experienced by the Fund or the return an individual investor might achieve by investing in the Fund.

The Allegiant Small Cap Core Fund's results may be different from the composite performance figures shown due to, among other things, differences in fees and expenses. The composite performance figures reflect the deduction of all advisory fees and trading costs, but do not reflect custody fees, which are paid by clients directly. The overall expenses of Investment Counselors' client accounts are generally lower than those experienced by Fund shareholders and therefore, the performance of the Fund would generally be lower. The Fund's results also may be different because private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable securities and tax laws that, if applicable, could have adversely affected the performance of the client accounts. In addition, the securities held by the Fund will not be identical to the securities held by these accounts.


Included for comparison purposes are performance figures of the Russell 2000 Index, an unmanaged market index. Investors cannot invest directly in the index. The returns of the Russell 2000 Index reflect the reinvestment of dividends and distributions, but do not reflect the deduction of any fees, expenses or taxes.

INVESTMENT COUNSELORS SMALL CAP EQUITY COMPOSITE PERFORMANCE RESULTS


-------------------------------------------------------------------------------------------------------
                 Annual
      Year        Total     Russell      Number     Composite    Total Assets at   Percentage    Total
     (as of      Return   2000 Index       of       Dispersion    End of Period      of Firm     Firm
  December 31)     (%)       (%)       Portfolios      (%)          (millions)       Assets     Assets
-------------------------------------------------------------------------------------------------------
1995              26.0        28.4          2          0.00           $ 35.0          0.26      $ 136.4
1996              23.9        16.5          1          0.00           $ 41.0          0.08      $ 521.4
1997              27.9        22.3          2          0.00           $ 62.0          0.12      $ 512.2
1998               4.9        -2.6          3          0.32           $ 68.0          0.11      $ 592.1
1999              11.9        21.3          2          0.22           $ 65.4          0.11      $ 591.0
2000               3.4        -3.0          2          0.16           $ 36.4          0.07      $ 527.3
2001              -4.6         2.5          2          0.06           $ 34.5          0.09      $ 405.4
2002             -15.1       -20.5          3          0.15           $ 29.3          0.08      $ 350.9
2003              52.2        47.3          3          2.06           $  2.4          0.01      $ 459.5
2004               ___         ___          _           ___           $   __           ___      $  ____
-------------------------------------------------------------------------------------------------------

ANNUALIZED RETURNS (AS OF DECEMBER 31, 2004)

            INVESTMENT COUNSELORS
          SMALL CAP EQUITY COMPOSITE   RUSSELL 2000 INDEX
          --------------------------   ------------------
1 Year               ___%                     ___%
5 Year               ___%                     ___%
10 Year              ___%                     ___%


NOTES:


      1. Investment Counselors is an investment management firm that provides investment advisory services to its clients. Investment Counselors is an equity, fixed income and balanced portfolio investment manager that invests solely in U.S.-based securities.


      2. Investment Counselors has prepared and presented the above data in compliance with the AIMR Performance Presentation Standards (AIMR-PPS(TM)), the U.S. and Canadian version of Global Investment Performance Standards (GIPS(TM)). AIMR has not been involved in the preparation or review of this data or with Investment Counselors' claim of compliance. This method of calculating performance differs from the Securities and Exchange Commission's standardized methodology which may produce different results.

      3. The results shown above are of all discretionary, fee-paying accounts with investment objectives, policies and strategies substantially similar to those of the Allegiant Small Cap Core Fund and include both active and closed accounts.

      4. Performance figures are presented net of investment management and brokerage fees, and are negatively affected by the amount of the fees. Investment Counselors' Small Cap Equity average weighted annual management fee is 0.50% of average net assets.

      5. There have been no changes in personnel responsible for the investment management process of this composite and no alteration of the composite for any reason. No selective periods of performance have been utilized. Results from all accounts have been continuous from the first full month under Investment Counselors' management to present or last full month under Investment Counselors' management. Composites are valued on a monthly basis and are geometrically linked. Valuations and returns are computed and stated in U.S. Dollars and are computed using a time-weighted rate of return. The composite is asset weighted using beginning-of-period weightings. Accrual accounting is used for fixed income securities. Trade date is used for the valuation. Leverage and derivatives were not used in the portfolios included in the composite.


      6. Investment Counselors' Small Cap Equity Composite was created on December 31, 1993. The composite is defined to include three (3) fee-paying, discretionary accounts over $500,000 that are managed according to the small cap equity strategy, and does not include wrap-fee accounts. As of December 31, 2004 the composite had $__ million in total assets. Investment Counselors' Small Cap Equity Composite results are of 40% of all Investment Counselors' small cap equity portfolios and represent less than 1% of Investment Counselors' total firm assets and of Investment Counselors' discretionary accounts. A complete list of composites and description of Investment Counselors' composites and presentations that adhere to the AIMR-PPS(TM) standards is available upon request by contacting Lisa Teter at LTETER@INVESTMENTCOUNSELORS.COM or by calling (314) 587-7734.


      7. AIMR standard composites represent 100% of discretionary and 99.5% of total firm assets.

      8. The dispersion of annual returns is measured by the standard deviation across asset-weighted portfolio returns represented with the composite for the full year.

      9. Past performance is no guarantee of future results. Products and services offered by Investment Counselors are subject to investment risks, including the possible loss of the principal invested. Products and services offered by Investment Counselors are not insured by the FDIC and are not deposits or other obligations of National City Bank, and are not guaranteed by National City Bank.

PRIOR PERFORMANCE INFORMATION FOR THE EQUITY INVESTMENT MANAGEMENT TEAM

The principal portfolio managers of the Equity Investment Management Team are Lawrence E. Eakin, Jr. and Christopher H. Wiles, CFA. They have the primary responsibility for the day-to-day management of the Large Cap Core Equity and Large Cap Growth Funds. The Equity Investment Management Team has substantial experience in managing investment companies that focus on large cap issuers. While employed at Strong Capital Management, Inc. and Rockhaven Asset Management, LLC, the Equity Investment Management Team was solely responsible for managing two mutual funds each with a large cap orientation having investment objectives, policies and strategies that are substantially similar, respectively, to the Allegiant Large Cap Core Equity Fund (the "Similar Core Equity Fund") and Allegiant Large Cap Growth Fund (the "Similar Growth Fund" and together with the Similar Core Equity Fund, the "Similar Funds").

Before joining the Equity Investment Management Team at Allegiant, Mr. Eakin co-managed the Similar Growth Fund and Similar Core Equity Fund (each as defined below). Mr. Eakin joined Strong as a Portfolio Manager in September 2002. Prior to joining Strong, Mr. Eakin served as Rockhaven's director of research since he joined the firm in February 1997. While at Rockhaven, he co-managed the Similar Growth Fund's predecessor, the Rockhaven Premier Fund and the Similar Core Equity Fund's predecessor, the Rockhaven Fund, since 2001. Mr. Eakin received his bachelor's degree in computer application information systems from Clarion University in 1986 and his master's degree in investment finance from Duquesne University in 1993.

Before joining the Equity Investment Management Team at Allegiant, Mr. Wiles co-managed the Similar Growth Fund and Similar Core Equity Fund and has earned the right to use the Chartered Financial Analyst designation. Mr. Wiles joined Strong as a Portfolio Manager in September 2002. Prior to joining Strong Mr. Wiles was the President and Founder of Rockhaven, an investment advisory firm. While at Rockhaven, he co-managed the Similar Growth Fund's predecessor, the Rockhaven Premier Fund and the Similar Core Equity Fund's predecessor, the Rockhaven Fund, since their inception in November 1997. He received his associate's degree in finance at Penn State University in 1979, his bachelor's degree in finance at Youngstown State University in 1982, and his master's of business administration degree from Cleveland State University in 1984.

The bar charts and the performance tables below show the returns for Class A Shares of the Similar Core Equity Fund and Investor Class Shares of the Similar Growth Fund for certain periods ended December 31, 2003. The information also provides some indication of the risks of investing in the Similar Funds by showing how each Similar Fund's average annual returns, which reflect Similar Fund expenses, compare with returns of a broad measure of market performance and an index of funds with similar investment objectives, which are unmanaged, have no expenses, and are unavailable for investment. The information assumes that you reinvested all dividends and distributions.

Please keep in mind that the past performance of each Similar Fund, before and after taxes, does not represent how the Funds will perform. Returns of the Funds may differ from those of the Similar Funds due, among other things, to differences in operating expenses between the Similar Funds and the respective Funds.

                           CALENDAR YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                  Investor Class -              Class A -
                 Similar Growth Fund    Similar Core Equity Fund
1998                  14.83%                      11.88%
1999                  52.14%(1)                   24.84%
2000                   3.35%                      -1.46%
2001                  -8.97%                     -10.72%
2002                 -18.09%                     -14.44%
2003                  25.41%                      22.93%

(1) The Investor Class - Similar Growth Fund's calendar year total returns for 1999 were primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such favorable returns can be consistently achieved.

BEST AND WORST QUARTERLY PERFORMANCE

(During the periods shown above)

Fund name                  Best quarter return   Worst quarter return
---------------------------------------------------------------------
Similar Growth Fund        29.98% (4th Q 1999)   -13.18% (2nd Q 2002)
Similar Core Equity Fund   19.95% (4th Q 1999)   -13.18% (2nd Q 2002)

                          AVERAGE ANNUAL TOTAL RETURNS
                                 As of 12-31-03

Fund/Index                                           1 Year   5 Year   Inception

SIMILAR CORE EQUITY FUND(1)
Class A
   Return Before Taxes                               14.68%     1.72%    3.75%
   Return After Taxes on Distributions               14.64%     0.63%    2.75%
   Return After Taxes on Distributions And Sale
   of Fund Shares                                     9.57%     0.95%    2.73%
--------------------------------------------------------------------------------
S&P 500 Index(2) (reflects no deduction for fees,
expenses, or taxes)                                  28.67%    -0.57%    4.29%
--------------------------------------------------------------------------------
Lipper Large Cap Core Funds Index(3) (reflects no
deduction for fees, expenses, or taxes)              24.80%    -1.08%    3.83%
--------------------------------------------------------------------------------

SIMILAR GROWTH FUND(4)
Investor Class
   Return Before Taxes                               24.16%     8.01%    9.06%
   Return After Taxes on Distributions               24.13%     6.41%    7.58%
   Return After Taxes on Distributions And Sale
   of Fund Shares                                    15.70%     6.01%    7.02%
--------------------------------------------------------------------------------
S&P 500 Index(2) (reflects no deduction for fees,
expenses, or taxes)                                  28.67%    -0.57%    4.29%
--------------------------------------------------------------------------------
Russell 1000 Growth Index(5) (reflects no deduction
for fees, expenses, or taxes)                        29.75%    -5.11%    1.49%
--------------------------------------------------------------------------------
Lipper Large Cap Core Funds Index(3) (reflects no
deduction for fees, expenses, or taxes)              24.80%    -1.08%    3.83%
--------------------------------------------------------------------------------

(1) The Similar Core Equity Fund, the Strong Advisor Large Company Core Fund, commenced operations on November 3, 1997.

(2) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.

(3) The Lipper Large Cap Core Funds Index is the average of the 30 largest funds in the Lipper category.


(4) The Similar Growth Fund, the Strong Large Company Growth Fund, commenced operations on November 3, 1997.

(5) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. After-tax returns are not relevant to investments through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Unlike the bar chart, the performance table reflects the impact of the maximum initial sales charge, which was first charged on November 30, 2000 for the Similar Core Equity Fund. No sales charge is imposed on reinvested dividends and distributions. The Similar Growth Fund does not impose any sales charges on purchases.


The table below shows the management teams responsible for each Fund as well as the advisory fees (after fee waivers) the Adviser received for each Fund for the fiscal year ended May 31, 2005:


----------------------------------------------------------------------------- ---------------------------------
                                                                                     ADVISORY FEES PAID AS A
                                                                                      PERCENTAGE OF AVERAGE
                                                                                 NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                   MANAGEMENT TEAM                             ENDED MAY 31, 2005
---------------------------------------------------------------------------------------------------------------
International Equity Fund      International Equity Investment Management Team               1.15%
---------------------------------------------------------------------------------------------------------------
Large Cap Core Equity Fund     Equity Investment Management Team                             0.75%
---------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund          Equity Investment Management Team                             0.75%
---------------------------------------------------------------------------------------------------------------
Large Cap Value Fund           Value Equity Investment Management Team                       0.75%
---------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund            Structured Equity Investment Management Team                  0.75%
---------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund             Mid-Value Equity Investment Management Team                   0.75%
---------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund             Quantitative Analysis Management Team                         0.20%
---------------------------------------------------------------------------------------------------------------
Small Cap Core Fund            Core Equity Investment Management Team,                       1.00%
                                  Investment Counselors (sub-adviser)
---------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund          Structured Equity Investment Management Team                  1.00%
---------------------------------------------------------------------------------------------------------------
Small Cap Value Fund           Small Value Equity Investment Management Team                 1.00%
---------------------------------------------------------------------------------------------------------------
Aggressive Allocation Fund     Asset Allocation Management Team                              0.00%
---------------------------------------------------------------------------------------------------------------
Balanced Allocation Fund       Asset Allocation Management Team                              0.75%
---------------------------------------------------------------------------------------------------------------
Conservative Allocation Fund   Asset Allocation Management Team                              0.00%
---------------------------------------------------------------------------------------------------------------
Bond Fund                      Taxable Fixed Income Management Team                          0.55%
---------------------------------------------------------------------------------------------------------------
Government Mortgage Fund       Taxable Fixed Income Management Team                          0.40%
---------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund         Taxable Fixed Income Management Team                          0.40%
---------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund     Taxable Fixed Income Management Team                          0.35%
---------------------------------------------------------------------------------------------------------------
Total Return Advantage Fund    Taxable Fixed Income Management Team                          0.40%
---------------------------------------------------------------------------------------------------------------
Ultra Short Bond Fund          Taxable Fixed Income Management Team                          0.20%
---------------------------------------------------------------------------------------------------------------
Money Market Fund              Taxable Money Market Management Team                          0.25%
---------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Name                                    Business experience
------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INVESTMENT MANAGEMENT TEAM

------------------------------------------------------------------------------------------------------------------
Martin Schulz                           Responsible for day-to-day management of the style.
Director of International Equity
Investment                              Mr. Schulz has been with the Adviser for eight years.
Years with the Adviser: 8
Industry experience: 10 years

------------------------------------------------------------------------------------------------------------------
EQUITY INVESTMENT MANAGEMENT TEAM

------------------------------------------------------------------------------------------------------------------
Christopher A. Wiles, CFA               Shared responsibility for overall management of the fund and decision
Managing Senior Director for Core       making on securities entering and leaving the portfolios.
and Growth Equity
Years with the Adviser: 1               Mr. Wiles joined the Adviser in 2004. Mr. Wiles founded Rockhaven Asset
Industry experience: 19 years           Management in 1997. In 2002, Rockhaven was acquired by Strong Capital
                                        Management, Inc. where he served as Senior Portfolio Manager until joining the Adviser.

------------------------------------------------------------------------------------------------------------------
Lawrence E. Eakin, Jr.                  Shared responsibility for overall management of the fund and decision
Senior Director of Large Cap Growth     making on securities entering and leaving the portfolios.
Equity
Years with the Adviser: 1               Mr. Eakin joined the Adviser in 2004. From 2002 to 2004, he was a
Industry experience: 9 years            Co-Portfolio Manager of the Strong Large Company Core Fund and Large
                                        Company Growth Fund at Strong Capital Management, Inc. Prior to that time, he was with Rockhaven Asset Management.

------------------------------------------------------------------------------------------------------------------
Michael J. Halloran, CFA                Responsible for sector analysis.
Large Cap Growth Equity Analyst
Years with the Adviser: 1               Mr. Halloran joined the Adviser in 2004. He worked at Strong Capital
Industry experience: 5 years            Management, Inc. as an equity analyst from 2002 to 2004. Prior to that time, he worked at Rockhaven Asset Management as an equity analyst.

------------------------------------------------------------------------------------------------------------------
Joe Famoso                              Responsible for analysis in the finance, industrial and basic materials
Analyst                                 sectors.
Years with the Adviser: 1
Industry experience: 7 years            Prior to joining the Adviser, in 2004, Mr. Famoso served as an analyst with Mellon Equity Associates. From November 2000 through February 2004, he worked at Strong Capital Management, Inc.

------------------------------------------------------------------------------------------------------------------
MID-VALUE EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------
Michael E. Santelli, CFA, CPA           Mr. Santelli is responsible for management of the Allegiant Mid Cap Value
Senior Director for Value Equity        Fund.
Investment
Years with the Adviser: 10              Mr. Santelli joined the Adviser in 1995.
Industry experience: 14 years

------------------------------------------------------------------------------------------------------------------
Alex L. Vallecillo, CFA                 Mr. Vallecillo is responsible for management of the Allegiant Mid Cap
Senior Portfolio Manager                Value Fund.
Years with the Adviser: 9
Industry experience: 10 years           Mr. Vallecillo joined the Adviser in 1996.

------------------------------------------------------------------------------------------------------------------
VALUE EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------
Michael J. Chren, CFA                   Leadership responsibility for the Allegiant Large Cap Value Fund.
Senior Director for Value Investment
Years with the Adviser: 2               Most recently worked with INVESCO Capital Management where he served as
Industry experience: 19 years           Partner/Senior Portfolio Manager. Prior to that, he served as Senior
                                        Portfolio Manager with DePrince, Race and Zollo.

------------------------------------------------------------------------------------------------------------------
Edward A. Johnson                       Day-to-day analysis of current and potential equity investments.
Equity Analyst
Years with the Adviser: 2               Prior to joining the Adviser, Mr. Johnson was a founding member of Volaris
Industry experience: 8 years            Advisors, a derivatives advisory firm in New York specializing in risk and volatility management, which was acquired by Credit Suisse First Boston.

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Name                                    Business experience
------------------------------------------------------------------------------------------------------------------
STRUCTURED EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------
Hitesh Patel, PhD                       Mr. Patel has overall responsibility for quantitative research and
Director of Structured Equity           portfolio management.
Strategies
Years with the Adviser: less than 1     Prior to joining the Adviser in April 2005, Mr. Patel served as Director
Industry Experience: 10 years           of Quantitative Research at Harris Investment Management, Inc.

------------------------------------------------------------------------------------------------------------------
Paul Kleinaitis, CFA                    Mr. Kleinaitis is responsible for portfolio management and investment
Senior Portfolio Manager                research.
Years with the Adviser: less than 1
Industry Experience: 18 years           Prior to joining the Adviser in April 2005, Mr. Kleinaitis was a portfolio manager for Harris Investment Management, Inc.

------------------------------------------------------------------------------------------------------------------
Rob Roquitte, CFA                       Mr. Roquitte is responsible for portfolio management.
Senior Portfolio Manager
Years with Adviser: less than 1         Prior to joining the Adviser in April 2005, Mr. Roquitte was a portfolio
Industry Experience: 17 years           manager for Harris Investment Management, Inc.

------------------------------------------------------------------------------------------------------------------
Steven Greiner, PhD                     Mr. Greiner is responsible for quantitative research and portfolio
Senior Quantitative Strategist          modeling.
Years with Adviser: less than 1
Industry Experience: 25 years           Prior to joining the Adviser in April 2005, Mr. Greiner served as senior quantitative strategist at Harris Investment Management, Inc. since 2003.
                                        Prior to that, he served as Director of Quantitative Research with Clover
                                        Capital Management.

------------------------------------------------------------------------------------------------------------------------
Chen Chen                              Ms. Chen is responsible for quantitative research, index strategy
Senior Quantitative Analyst            research, and structured equity research.
Years with the Adviser: less than 1
Industry Experience: less than 1 year  Prior to joining the Adviser in July 2005, Ms. Chen was a full time student at the university of Illinois at Chicago pursuing a doctorate in
                                       Business Statistics. It is anticipated that Ms. Chen will earn her doctorate in September 2005. Ms. Chen earned a Masters Degree from Fudan
                                       University in July 2001.

------------------------------------------------------------------------------------------------------------------
QUANTITATIVE ANALYSIS MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------
Hitesh Patel, PhD                       Mr. Patel has overall responsibility for quantitative research and
Director of Structured Equity           portfolio management.
Strategies
Years with the Adviser: less than 1     Prior to joining the Adviser in April 2005, Mr. Patel served as Director
Industry Experience: 10 years           of Quantitative Research at Harris Investment Management, Inc.

------------------------------------------------------------------------------------------------------------------
Rita Ontko                              Ms. Ontko is responsible for analytical support of the fund models.
Quantitative Analyst
Years with the Adviser: 9               Ms. Ontko joined the Adviser in 1996.
Industry experience: 11 years

------------------------------------------------------------------------------------------------------------------
Steven Greiner, PhD                     Mr. Greiner is responsible for quantitative research and portfolio
Senior Quantitative Strategist          modeling.
Years with Adviser: less than 1
Industry Experience: 25 years           Prior to joining the Adviser in April 2005, Mr. Greiner served as senior quantitative strategist at Harris Investment Management, Inc. since 2003.
                                        Prior to that, he served as Director of Quantitative Research with Clover
                                        Capital Management.

------------------------------------------------------------------------------------------------------------------------
Chen Chen                              Ms. Chen is responsible for quantitative research, index strategy
Senior Quantitative Analyst            research, and structured equity research.
Years with the Adviser: less than 1
Industry Experience: less than 1 year  Prior to joining the Adviser in July 2005, Ms. Chen was a full time student at the university of Illinois at Chicago pursuing a doctorate in
                                       Business Statistics. It is anticipated that Ms. Chen will earn her doctorate in September 2005. Ms. Chen earned a Masters Degree from Fudan
                                       University in July 2001.

------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------
Brian L. Stine, CFA                    Mr. Stein is responsible for the management of the Aggressive Allocation,
Investment Strategist                  Balanced Allocation and Conservative Allocation Funds.
Years with the Adviser: 1
Industry Experience: 25 years          Prior to joining the Adviser in 2004, Mr. Stine was a senior portfolio manager with Smith Graham & Company.

------------------------------------------------------------------------------------------------------------------------
Crystal Stetzy                         Ms. Stetzy is responsible for analytical support for the Asset Allocation
Strategy Analyst                       Management Team.
Years with the Adviser: 5
Industry Experience: 5 years           Prior to joining the Asset Allocation Management Team, Ms. Stetzy was a
                                       Portfolio Associate in the Client Services division of the Adviser.

------------------------------------------------------------------------------------------------------------------
SMALL VALUE EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------
John P. Micklitsch                      Mr. Micklitsch is responsible for the management of the Allegiant Small
Senior Portfolio Manager of Small       Cap Value Fund.
Cap Value Equity Investment
Years with the Adviser: 1               Prior to joining the Adviser in 2004, Mr. Micklitsch was a Co-Manager and
Industry experience: 10 years           Senior Research Analyst at Fifth Third Asset Management (2003-2004).
                                        Prior Research Analyst and Head Equity Trader at Robert E. Torray & Co.
                                        Inc. (1996-2003).

------------------------------------------------------------------------------------------------------------------
Ori Elan                                Prior to joining the Adviser in 2005, Mr. Elan worked for National City
Equity Analyst                          Corporation as part of the MBA Corporate Associate Program, supporting
                                        National Consumer Finance, Charitable and Retirement Services, and
Years with the Adviser: less than 1     Corporate Planning. In 2004, his program rotation concluded with the
Industry experience: 1 year             Adviser.

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Name                                    Business experience
------------------------------------------------------------------------------------------------------------------
CORE EQUITY INVESTMENT MANAGEMENT TEAM, ALLEGIANT INVESTMENT COUNSELORS (SUB-ADVISER)
------------------------------------------------------------------------------------------------------------------
Gordon A. Johnson                       Mr. Johnson has overall responsibility for the team's investment
President and Chief Investment          operations.
Officer - Allegiant Investment
Counselors                              Mr. Johnson has been with Investment Counselors, sub-adviser for the
Years with the Adviser: 2               Allegiant Small Cap Core Fund, since 1985.
Industry experience: 20 years

------------------------------------------------------------------------------------------------------------------
James E. Mineman                        Mr. Mineman is responsible for coordinating the equity research process
Director of Equity Research             for the Allegiant Small Cap Core Fund.
Years with the Adviser: 2
Industry experience: 11 years           Mr. Mineman has been with Investment Counselors, sub-adviser for the
                                        Allegiant Small Cap Core Fund, since 1994.

------------------------------------------------------------------------------------------------------------------
Peter A. Roy                            Mr. Roy is responsible for implementing and managing the investment
Vice President, Portfolio Manager       philosophy.
Years with the Adviser: 2
Industry experience: 8 years            Prior to joining Investment Counselors in 2003, Mr. Roy was a portfolio manager for Allegiant Trust Company.

------------------------------------------------------------------------------------------------------------------
Lisa A. Teter                           Ms. Teter is responsible for portfolio management and trading for the
Vice President, Portfolio Manager       Allegiant Small Cap Core Fund.
Years with the Adviser: 2
Industry experience: 11 years           Ms. Teter has been with Investment Counselors, sub-adviser for the
                                        Allegiant Small Cap Core Fund, since 1994.

------------------------------------------------------------------------------------------------------------------
TAXABLE FIXED INCOME MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------
Andrew Harding                          Mr. Harding has primary responsibility for taxable fixed income strategy
Senior Director for Taxable Fixed       and performance at the Adviser.
Income Investments
Years with the Adviser: 5               Prior to joining the Adviser in 2000, Mr. Harding was a portfolio manager
Industry experience: 24 years           with McDonald Investments.

------------------------------------------------------------------------------------------------------------------
Cynthia D. Cole                         Ms. Cole is primarily responsible for analyzing and recommending corporate
Director of Corporate Bond Investment   sector investments.
Years with the Adviser: 6
Industry experience: 20 years           Ms. Cole has been with the Adviser since 1999.

------------------------------------------------------------------------------------------------------------------
Timothy Compan, Jr., CFA                Mr. Compan has responsibility for corporate bond portfolio management and
Corporate Bond Specialist               trading.
Years with the Adviser: 2
Industry experience: 5 years            Prior to joining the Adviser in 2003, Mr. Compan was a corporate bond trader for Goldman Sachs Asset Management.

------------------------------------------------------------------------------------------------------------------
Matthew Downing                         Mr. Downing has responsibility for fixed income security and portfolio
Fixed Income Analyst                    research.
Years with the Adviser: 4
Industry experience: 4 years            Prior to joining the Adviser in 2001, Mr. Downing was a consultant with
                                        FutureNext Consulting.

------------------------------------------------------------------------------------------------------------------
Mark Lozina, CFA                        Mr. Lozina has day-to-day responsibility for fixed income security and
Fixed Income Analyst                    portfolio research.
Years with the Adviser: 3
Industry experience: 9 years            Prior to joining the Adviser in 2002, Mr. Lozina was with National City
                                        Corporation's Equity Sponsor Group.

------------------------------------------------------------------------------------------------------------------



Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is described in the Statement of Additional Information.


PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class R Shares of the Funds. The Funds may accept or reject any purchase order.

      CLASS R SHARES:

      o     NO FRONT-END SALES CHARGE

      o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)

      o     12b-1 FEES UP TO 0.60% OF NET ASSETS

      o     NO MINIMUM INITIAL INVESTMENT FOR QUALIFIED PLANS AND THEIR
            PARTICIPANTS

      o     MINIMUM INITIAL INVESTMENT OF $250 FOR INDIVIDUAL INVESTORS

      o MAXIMUM INITIAL OR SUBSEQUENT INVESTMENT OF $1 MILLION FOR INDIVIDUAL INVESTORS

      o     $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

      o     DOES NOT CONVERT TO ANY OTHER SHARE CLASS

Class R Shares are generally intended for tax-advantaged investments, including qualified retirement plans (such as 401(k) plans), individual retirement accounts, and tax-advantaged non-retirement accounts (such as Coverdell Education Savings Accounts). Class R Shares may also be available to certain institutional investors (such as charitable or endowment funds) and certain non-qualified retirement plans.

From time to time, the Adviser and its affiliates may pay from their own resources a fee to financial institutions that generate purchase orders. These fees are described in the Statement of Additional Information.

The Adviser will monitor each Fund's asset size and, subject to approval by Allegiant's Board of Trustees, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

RETIREMENT PLAN PARTICIPANTS

If you buy, sell or exchange shares through a retirement plan, the procedures for buying, selling and exchanging shares and account features and policies may be different than those described in this prospectus. Plan participants should contact your plan sponsor or administrator for information regarding procedures for investing in the Funds.

LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS


Allegiant's Board of Trustees has imposed limitations on purchases, exchanges and redemptions to prevent excessive short-term trading by shareholders. These restrictions apply uniformly. Under the Funds' procedures, a Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than six "round trip" transactions - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during any 12-month period. If multiple "round trip" transactions occur in an account, there must be at least 60 calendar days between the initiation of each transaction.

Shareholders who violate this policy will be notified of violations of Allegiant's market timing policies. If a shareholder continues market timing activities after being cited for market timing violations, the account will be closed to new purchases or exchanges of Fund shares.

If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to:

      o     Reject a purchase or exchange

      o Delay payment of immediate cash redemption proceeds for up to seven calendar days

      o Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

      o     Limit the amount of any exchange

Allegiant reserves the right to revise or terminate the exchange privilege at any time, for any reason.

You will be provided 60 days' notice before any material change to the exchange privilege is made.

HOW TO PURCHASE FUND SHARES

                              NEW ACCOUNT SET UP                         ADDING TO AN EXISTING ACCOUNT
-------------------------------------------------------------------------------------------------------------
INTERNET                      Visit our site and click on "Open an       You may place your purchase order on
WWW.ALLEGIANTFUNDS.COM        Account Online." Or log on to our          our Web Site using your established
                              online Forms Center to print or            banking instructions for payment. To
                              complete an application online. Mail       authorize this service, please
                              the application to the address below.      complete an Account Change Form or
                              Unless you arrange to pay by wire or       call 1-800-622-FUND (3863).
                              ACH, write your check, payable in U.S.
                              dollars, to "Allegiant Funds (Fund
                              name)." Allegiant cannot accept
                              third-party checks, starter checks,
                              credit cards, credit card checks, cash
                              or cash equivalents (i.e., cashier's
                              check, bank draft, money order or
                              travelers' check).

-------------------------------------------------------------------------------------------------------------
TELEPHONE                     Call our Investor Services Line to         Call our Investor Services
1-800-622-FUND (3863)         obtain an application.                     Line to purchase additional
                                                                         shares. To authorize this service,
                                                                         please complete an Account Change
                                                                         Form or call 1-800-622-FUND (3863).

-------------------------------------------------------------------------------------------------------------
MAIL                          Complete an application and mail it        Make your check payable to
                              along with a check payable, in U.S.        "Allegiant Funds (Fund Name)."
                              dollars, to "Allegiant Funds (Fund         Please include your account number
                              Name)."                                    on your check and mail it to the
                                                                         address at the left.
                                Allegiant Funds
                                P.O. Box 8421
                                Boston, MA 02266-8421

                              For overnight delivery mail to:

                                Boston Financial Data Services
                                Attn: Allegiant Funds
                                66 Brooks Drive
                                Braintree, MA 02184

                              Allegiant cannot accept third-party
                              checks, starter checks, credit cards,
                              credit card checks, cash or cash
                              equivalents (i.e., cashier's check,
                              bank draft, money order or travelers'
                              check).


                              NEW ACCOUNT SET UP                         ADDING TO AN EXISTING ACCOUNT
-------------------------------------------------------------------------------------------------------------
AUTOMATED CLEARING HOUSE      Complete the "Bank, Wire & Electronic      A Planned Investment Program can be
("ACH")                       Funds Transfer Instructions" section       set up to automatically purchase
                              of the application to have funds           shares on designated dates during
                              directly transferred from a bank           the month.Please see "Planned
                              account. A primary and secondary           Investment Program" below.
                              account may be established. Please
                              note all electronic transfers will be
                              on the primary account unless notified
                              otherwise. Any changes in these
                              instructions must be made in writing to
                              Allegiant Funds with a signature
                              guarantee.

-------------------------------------------------------------------------------------------------------------
PLANNED INVESTMENT PROGRAM    With a $50 minimum initial investment      With current account information on
                              and if you have a checking or savings      your account, participation in the
                              account with a bank, you may purchase      program can be arranged via the
                              Class R Shares automatically through       Internet or by calling 1-800-622-
                              regular deductions from your bank          FUND (3863).
                              account in amounts of at least $50 per
                              month per account.
                                                                         For existing accounts, without
                              You may arrange for participation in       account information, participation
                              this program when a new account is         can be arranged by completing an
                              established.                               Account Change Form with banking
                                                                         information. This form must include
                                                                         a signature guarantee by a bank or
                                                                         other financial institution.

                              NEW ACCOUNT SET UP                         ADDING TO AN EXISTING ACCOUNT
-------------------------------------------------------------------------------------------------------------
WIRE                          To purchase shares by wire, call           Call 1-800-622-FUND (3863) prior
                              1-800-622-FUND (3863) to set up your       to sending the wire in order to
                              account to accommodate wire                obtain a confirmation number and to
                              transactions and to receive a wire         ensure prompt and accurate
                              control number to be included in the       handling of funds. Ask your bank to
                              body of the wire. Ask your bank to         transmit immediately available
                              transmit immediately available             funds by wire as described at the
                              funds by wire in the amount of your        left. Please include your account
                              purchase to:                               number.

                              State Street Bank and Trust Company        Allegiant and its transfer agent
                              ABA # 011000028                            are not responsible for the
                              Account 99052755 Credit Allegiant Funds    consequences of delays resulting
                              (Account Registration)                     from the banking or Federal Reserve
                              (Account Number)                           Wire system, or from incomplete
                              (Wire Control Number)                      wiring instructions.

                              Note: Your bank may charge you a fee
                              for this service.

                              Allegiant and its transfer agent are
                              not responsible for the consequences
                              of delays resulting from the banking
                              or Federal Reserve Wire system, or
                              from incomplete wiring instructions.

-------------------------------------------------------------------------------------------------------------
FINANCIAL INTERMEDIARY        Contact your financial consultant.         Contact your financial consultant.
                              Please note, your financial consultant     Please note, your financial
                              or institution may charge a fee for        consultant or institution may
                              its services.                              charge a fee for its services.
-------------------------------------------------------------------------------------------------------------

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY


Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Allegiant on time. Allegiant may authorize certain financial intermediaries to accept, on behalf of Allegiant, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to accept such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is accepted by the financial intermediary on a business day, and the order will be priced at the Fund's NAV next determined after such acceptance, adjusted for any applicable sales charge. Your financial intermediary is responsible for transmitting accepted orders to Allegiant within the time period agreed upon.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.


Allegiant may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders.


The price per share (the offering price) will be the NAV next determined after a Fund receives your purchase order. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.

With respect to the Money Market Fund, to be eligible to receive dividends declared on the day you submit your purchase order, the Fund generally must receive your order and immediately available funds before 3:30 p.m. Eastern time that day.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, a Fund generally values its investment portfolio at market price. Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost.


The Money Market Fund generally values its investment portfolio using the amortized cost method, which is described in the Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.


Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds.

If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. A Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.


Investments by any Fund in any mutual fund (including investments in Underlying Allegiant Funds by the Aggressive Allocation Fund and Conservative Allocation
Fund) are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.


The Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

SALES CHARGES

CONTINGENT DEFERRED SALES CHARGES

If you sell your Class R Shares within 18 months of purchase, you will pay a contingent deferred sales charge of 0.75% on either (1) the NAV of the shares at the time of purchase, or (2) the NAV of the shares next calculated after Allegiant receives your sale request in good order, whichever is less. Good order means that complete information is provided for your sale request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class R Shares of one Fund for Class R Shares of another Allegiant Fund.


When an investor redeems Class R Shares, they are redeemed first from those Class R Shares that are not subject to the contingent deferred sales charge (i.e., Class R Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Class R Shares that have been held the longest.

The contingent deferred sales charge will be waived if you sell your Class R Shares for the following reasons:

o     redemptions following the death or disability of a shareholder;

o redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

o minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

o redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with the plan sponsor;

o     redemptions by a settlor of a living trust;


o redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;


o     return of excess contributions;

o redemptions following the death or disability of both shareholders in the case of joint accounts;


o exchanges of Class R Shares of an Allegiant Fund for Class R Shares of another Allegiant Fund;


o distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

o exchange of Class R Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and


o redemptions by participants in a qualified plan who transfer funds from an Allegiant Fund to a non-Allegiant fund available through the plan.

For more information on sales charges, please visit Allegiant's website at WWW.ALLEGIANTFUNDS.COM. The website includes information on sales charges, free of charge, and in clear and prominent format (click on "Funds," click on "Sales Charges & Breakpoints," and then click on "click here" or "prospectuses."


HOW TO SELL YOUR FUND SHARES

Holders of Class R Shares may sell shares by following the procedures established when they opened their account or accounts.

INTERNET
WWW.ALLEGIANTFUNDS.COM

The minimum amount for an Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

TELEPHONE
1-800-622-FUND (3863)

Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page 101 "How to Purchase Fund Shares").

SYSTEMATIC WITHDRAWAL PLAN


If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class R Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your bank account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or calling our Investor Services line.


FINANCIAL INTERMEDIARY

Contact your financial consultant, broker or institution . Your financial consultant, broker or institution may charge a fee for its services, in addition to the fees charged by Allegiant.

SIGNATURE GUARANTEE

The use of a guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities. Its use is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors-- these include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a guarantee, nor can we accept a comparison guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.

RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Allegiant in writing and include a signature guaranteed by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by Allegiant will be the next NAV determined less any applicable deferred sales charge. Good order means that your request includes complete information. See "Contingent Deferred Sales Charges" on page 105 for information concerning the application of contingent deferred sales charges.


Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. Allegiant does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

Allegiant may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)   the NYSE is closed for other than customary weekend and holiday closings;

(c)   the SEC has by order permitted such suspension; or

(d) an emergency exists, as determined by the SEC, as a result of which: (i) disposal by Allegiant of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Allegiant to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES

You may exchange Class R Shares of one Allegiant Fund for Class R Shares of another Allegiant Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Allegiant's transfer agent is 4:00 p.m. Eastern Time.

INTERNET
WWW.ALLEGIANTFUNDS.COM

You may exchange your shares through the Internet. The minimum amount for an Internet exchange into a new Fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, please call 1-800-622-FUND (3863) or visit our Forms Center online to obtain an Account Change Form.

TELEPHONE
1-800-622-FUND (3863)

Call with your account name, number, and amount of exchange into an existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

MAIL

Indicate which existing Fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:

      Allegiant Funds
      P.O. Box 8421
      Boston, MA 02266-8421

For overnight delivery mail to:

      Boston Financial Data Services
      Attn: Allegiant Funds
      66 Brooks Drive
      Braintree, MA 02184

The minimum exchange amount is $500.

SYSTEMATIC EXCHANGE PROGRAM


You can exchange Class R Shares of the Allegiant Money Market Fund for Class R Shares of any other Allegiant Fund automatically, at periodic intervals.

If you would like to enter into a systematic exchange program concerning Class R Shares you must exchange them within either six or twelve months from the date of purchase. The minimum exchange amount is $50.


You may arrange for participation in this program via the Internet at www.allegiantfunds.com, by calling 1-800-622-FUND (3863) or by completing an account application.

FINANCIAL INTERMEDIARY

Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.


No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Allegiant has certain safeguards and procedures to confirm the authenticity of instructions, Allegiant is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Allegiant over the telephone or via the Internet, you will generally bear the risk of any loss, provided Allegiant has followed reasonable procedures to confirm the authenticity of instructions.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Allegiant to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Allegiant. To the extent permitted by applicable law, Allegiant reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES


Each Fund has adopted a distribution plan with respect to Class R Shares, pursuant to Rule 12b-1 under the 1940 Act that allows each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Distribution fees for Class R Shares, as a percentage of average daily net assets, are 0.60% with respect to each Fund.


The Funds' Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.


DIVIDENDS AND TAXES

The following Funds distribute income at least annually:


      Allegiant International Equity Fund
      Allegiant Large Cap Growth Fund
      Allegiant Mid Cap Growth Fund
      Allegiant Mid Cap Value Fund
      Allegiant Small Cap Core Fund
      Allegiant Small Cap Growth Fund
      Allegiant Small Cap Value Fund


The following Funds distribute income quarterly:

      Allegiant Large Cap Core Equity Fund
      Allegiant Large Cap Value Fund
      Allegiant S&P 500 Index Fund
      Allegiant Aggressive Allocation Fund
      Allegiant Balanced Allocation Fund

The following Funds distribute income monthly:

      Allegiant Conservative Allocation Fund
      Allegiant Bond Fund
      Allegiant Government Mortgage Fund
      Allegiant Intermediate Bond Fund
      Allegiant Limited Maturity Bond Fund
      Allegiant Total Return Advantage Fund
      Allegiant Ultra Short Bond Fund

The Allegiant Money Market Fund accrues its income daily and distributes it monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution.

You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at WWW.ALLEGIANTFUNDS.COM, or by notifying Allegiant in writing prior to the date of the distribution. Your election will be effective for distributions paid the next day if done through the Internet or after Allegiant receives your written notice.

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Certain other distributions paid by the Funds to individual shareholders may also be taxable to you as long-term capital gain, subject to certain requirements. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. However, if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. The amount of a Fund's distributions that are qualifying dividends may be reduced as a result of a Fund's securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by a Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend. In general, long-term capital gains and dividends are taxed at a maximum rate of 15%. Fund distributions attributable to short-term capital gains and ordinary income will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In selecting portfolio securities to be sold, the Funds generally use tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will generally recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

It is expected that the Allegiant International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Allegiant International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.


A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2005, the withholding rate is __%.


The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


SUNSET OF TAX PROVISIONS

Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of these provisions in the Code for taxable years beginning after December 31, 2008.


STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


Class R Shares are new and have either no performance history or a limited performance history. The Class R Shares of the Mid Cap Growth, Small Cap Value, Aggressive Allocation, Balanced Allocation, Conservative Allocation, Bond, Intermediate Bond, Ultra Short Bond and Money Market Funds have no performance history. For this reason, the tables that follow present performance information about Class A Shares of each Fund. Class R Shares of the International Equity, Large Cap Core Equity, Large Cap Growth, Large Cap Value, Mid Cap Value, S&P 500 Index, Small Cap Core, Small Cap Growth, Government Mortgage, Limited Maturity Bond and Total Return Advantage Funds commenced investment operations during 2003 and 2004. Accordingly, the following tables present Class R Shares performance information for these Funds.


This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.


The financial highlights have been audited by [_________], Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the annual report dated May 31, 2005 and is [______________] the Statement of Additional Information.


In June 2000, the Parkstone Bond, U.S. Government Income and Mid Capitalization Funds were reorganized into the Allegiant Bond, Government Mortgage and Mid Cap Growth Funds. In connection with this reorganization, each of these Allegiant Funds adopted the financial highlights, financial statements and performance history of its corresponding acquired Parkstone Fund.


You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                                      REALIZED AND
           NET ASSET        NET        UNREALIZED      DIVIDENDS    DISTRIBUTIONS
             VALUE,     INVESTMENT     GAIN (LOSS)     FROM NET       FROM NET        NET ASSET               NET ASSETS
           BEGINNING      INCOME/          ON         INVESTMENT      REALIZED       VALUE, END     TOTAL       END OF
            OF YEAR       (LOSS)       INVESTMENTS      INCOME      CAPITAL GAINS      OF YEAR     RETURN+    YEAR (000)
INTERNATIONAL EQUITY FUND
CLASS R

2005

2004(2)     $  8.21     $ (0.02)(1)     $ 1.91         $ (0.16)       $ (0.00)         $  9.94      23.03%     $    281
LARGE CAP CORE EQUITY FUND
CLASS R

2005

2004(2)     $  9.74     $  0.03(1)      $ 1.02         $ (0.04)       $ (0.00)         $ 10.75      10.84%     $    420
LARGE CAP GROWTH FUND
CLASS R

2005

2004(2)     $ 17.38     $ (0.13)(1)     $ 1.24         $ (0.04)       $ (0.00)         $ 18.45       6.41%     $    301
LARGE CAP VALUE FUND
CLASS R

2005

2004(2)     $ 14.54     $  0.11(1)      $ 1.85         $ (0.13)       $ (0.00)         $ 16.37      13.49%     $    491
MID CAP GROWTH FUND
CLASS A

2005

2004        $  5.48     $ (0.06)(1)     $ 0.90         $ (0.00)       $ (0.00)         $  6.32      15.33%     $ 19,092
2003           6.26       (0.06)(1)      (0.72)          (0.00)         (0.00)            5.48     (12.46)       16,476
2002           7.80       (0.08)(1)      (1.46)          (0.00)         (0.00)            6.26     (19.74)       19,943
2001          15.53       (0.10)(1)      (3.09)          (0.00)         (4.54)            7.80     (24.23)       28,107

MID CAP VALUE FUND
CLASS R

2005

2004(2)     $ 10.55     $ (0.05)(1)     $ 2.20         $ (0.05)       $ (0.23)         $ 12.42      20.59%     $    261
S&P 500 INDEX FUND
CLASS R

2005

2004(2)     $  8.51     $  0.06(1)      $ 1.12         $ (0.06)       $ (0.00)         $  9.63      13.84%     $  1,424
SMALL CAP CORE FUND
CLASS A

2005

SMALL CAP GROWTH FUND
CLASS R

2005

2004(2)     $  8.13     $ (0.11)(1)     $ 0.90         $ (0.00)       $ (0.00)         $  8.92       9.72%     $    168

                                                                          RATIO OF NET
                                                             RATIO OF      INVESTMENT
                                                             EXPENSES       INCOME/
                                           RATIO OF NET     TO AVERAGE     (LOSS) TO
                              RATIO OF      INVESTMENT      NET ASSETS      AVERAGE
                              EXPENSES     INCOME/(LOSS)      (BEFORE      NET ASSETS     PORTFOLIO
                             TO AVERAGE     TO AVERAGE          FEE       (BEFORE FEE      TURNOVER
                             NET ASSETS     NET ASSETS       WAIVERS)       WAIVERS)         RATE
INTERNATIONAL EQUITY FUND
CLASS R

2005

2004(2)                         1.98%          0.44%           1.98%         0.44%           117%
LARGE CAP CORE EQUITY FUND
CLASS R

2005

2004(2)                         1.49%          0.26%           1.49%         0.26%           124%
LARGE CAP GROWTH FUND
CLASS R

2005

2004(2)                         1.49%         (0.59)%          1.49%        (0.59)%          144%
LARGE CAP VALUE FUND
CLASS R

2005

2004(2)                         1.48%          0.73%           1.48%         0.73%            47%
MID CAP GROWTH FUND
CLASS A

2005

2004                            1.38%         (0.94)%          1.51%        (1.07)%          228%
2003                            1.55          (1.17)           1.55         (1.17)            66
2002                            1.52          (1.17)           1.52         (1.17)            68
2001                            1.50          (0.88)           1.55         (0.93)           191

MID CAP VALUE FUND
CLASS R

2005

2004(2)                         1.58%         (0.35)%          1.80%        (0.57)%           87%
S&P 500 INDEX FUND
CLASS R

2005

2004(2)                         0.93%          0.73%           1.08%         0.58%             1%
SMALL CAP CORE FUND
CLASS A

2005

SMALL CAP GROWTH FUND
CLASS R

2005

2004(2)                        1.70%          (1.62)%          1.70%        (1.62)%          340%

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.

(1)   Per share data calculated using average shares outstanding method.

(2) International Equity, Large Cap Core Equity, Large Cap Growth, Large Cap Value, Mid Cap Value, S&P 500 Index and Small Cap Growth Fund Class R commenced operations on July 31, 2003. All ratios for the respective periods have been annualized.

(3) Small Cap Core Fund commenced operations on April 2, 2004. All ratios for the period have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                                      REALIZED AND
           NET ASSET        NET        UNREALIZED      DIVIDENDS    DISTRIBUTIONS
             VALUE,     INVESTMENT     GAIN (LOSS)     FROM NET       FROM NET        NET ASSET               NET ASSETS
           BEGINNING      INCOME/          ON         INVESTMENT      REALIZED       VALUE, END     TOTAL       END OF
            OF YEAR       (LOSS)       INVESTMENTS      INCOME      CAPITAL GAINS      OF YEAR     RETURN+    YEAR (000)
SMALL CAP VALUE FUND
CLASS A

2005

2004        $ 17.04     $ (0.04)(1)     $  4.96       $ (0.02)        $ (0.52)         $ 21.42      28.96%     $ 202,755
2003          20.03        0.03(1)        (2.11)        (0.07)(2)       (0.84)           17.04      (9.88)       147,501
2002          18.57        0.04(1)         3.29         (0.11)          (1.76)           20.03      19.31         43,052
2001          14.77        0.19            4.23         (0.21)          (0.41)           18.57      30.55         12,315

AGGRESSIVE ALLOCATION FUND
CLASS A

2005

2004        $  8.21     $  0.03(1)      $  1.00       $ (0.03)        $ (0.00)         $  9.21      12.54%     $   3,519
2003           9.07        0.00(1)        (0.80)        (0.06)(4)       (0.00)            8.21      (8.73)         2,744
2002           9.95        0.08(1)        (0.83)        (0.13)(5)       (0.00)            9.07      (7.54)         2,744
2001(3)       10.00        0.02           (0.06)        (0.01)          (0.00)            9.95      (0.38)         2,500
BALANCED ALLOCATION FUND
CLASS A

2005

2004        $  8.45     $  0.08(1)      $  0.90       $ (0.07)        $ (0.00)         $  9.36      11.67%     $  16,900
2003           9.02        0.11(1)        (0.55)        (0.13)          (0.00)            8.45      (4.80)        16,515
2002(6)        9.72        0.17(1)        (0.69)        (0.18)          (0.00)            9.02      (5.41)        16,664
2001          11.68        0.29           (0.46)        (0.24)          (1.55)            9.72      (1.92)        13,592

CONSERVATIVE ALLOCATION FUND
CLASS A

2005

2004        $  9.57     $  0.15(1)      $  0.41       $ (0.13)        $ (0.00)         $ 10.00       5.92%     $   3,457
2003           9.66        0.14(1)        (0.06)        (0.17)(8)       (0.00)            9.57       0.90          3,048
2002          10.04        0.24(1)        (0.36)        (0.26)          (0.00)            9.66      (1.21)         2,689
2001(7)       10.00        0.07            0.02         (0.05)          (0.00)           10.04       0.90          2,522


                                                                  RATIO OF
                                                                  EXPENSES
                                                RATIO OF NET     TO AVERAGE    RATIO OF NET
                                   RATIO OF      INVESTMENT      NET ASSETS     INVESTMENT
                                   EXPENSES     INCOME/(LOSS)      (BEFORE       INCOME/       PORTFOLIO
                                  TO AVERAGE     TO AVERAGE          FEE        (LOSS) TO       TURNOVER
                                  NET ASSETS     NET ASSETS       WAIVERS)       AVERAGE          RATE
SMALL CAP VALUE FUND
CLASS A

2005

2004                                1.43%          (0.19)%         1.43%          (0.19)%         116%
2003                                1.45            0.23           1.45            0.23           127
2002                                1.41            0.29           1.41            0.29           106
2001                                1.45            1.10           1.50            1.05           128

AGGRESSIVE ALLOCATION FUND
CLASS A

2005

2004                                0.55%           0.36%          0.80%           0.11%           42%
2003                                1.13           (0.02)          1.38           (0.27)           78
2002                                1.37            0.90           1.62            0.65            40
2001(3)                             0.63            0.85           1.01            0.47             5
BALANCED ALLOCATION FUND
CLASS A

2005

2004                                1.23%           0.90%          1.23%           0.90%          230%
2003                                1.34            1.38           1.34            1.38           171
2002(6)                             1.25            1.88           1.25            1.88           106
2001                                1.28            2.06           1.33            2.00           161

CONSERVATIVE ALLOCATION FUND
CLASS A

2005

2004                                0.53%           1.46%          0.78%           1.21%           27%
2003                                0.95            1.58           1.20            1.33            38
2002                                1.27            2.43           1.52            2.18            27
2001(7)                             0.62            2.95           1.00            2.57             5

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.

(1)   Per share data calculated using average shares outstanding method.

(2) Includes a tax return of capital of $(0.01) for Class A for Small Cap Value Fund.

(3) The Aggressive Allocation Fund Class A commenced operations on March 6, 2001. All ratios for the respective periods have been annualized.

(4) Includes a tax return of capital of $(0.06) for Class A for the Aggressive Allocation Fund.

(5) Includes a tax return of capital of $(0.04) for Class A for the Aggressive Allocation Fund.

(6) As required, effective June 1, 2001, Balanced Allocation Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses as an adjustment to interest income. The effect of this change for the year ended May 31, 2002 was $0.00 on per share data and an increase in the Ratio of Net Investment Income to Average Net Assets of 0.02%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change.

(7) The Conservative Allocation Fund Class A commenced operations on March 6, 2001. All ratios for the period have been annualized.

(8) Includes a tax return of capital of $(0.03) for Class A for the Conservative Allocation Fund.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                                      REALIZED AND
           NET ASSET        NET        UNREALIZED      DIVIDENDS    DISTRIBUTIONS
             VALUE,     INVESTMENT     GAIN (LOSS)     FROM NET       FROM NET        NET ASSET               NET ASSETS
           BEGINNING      INCOME/          ON         INVESTMENT      REALIZED       VALUE, END     TOTAL       END OF
            OF YEAR       (LOSS)       INVESTMENTS      INCOME      CAPITAL GAINS      OF YEAR     RETURN+    YEAR (000)
BOND FUND++
CLASS A

2005

2004        $ 10.47     $ 0.37(1)       $ (0.47)       $ (0.37)      $ (0.00)         $ 10.00      (0.96)%     $ 11,193
2003           9.88       0.46(1)          0.56          (0.43)        (0.00)           10.47      10.57         14,985
2002(2)        9.73       0.54(1)          0.14          (0.53)        (0.00)            9.88       7.13          9,530
2001           9.40       0.59             0.34          (0.60)        (0.00)            9.73      10.26          8,944
2000           9.95       0.57            (0.55)         (0.57)        (0.00)            9.40       0.05         10,237
GOVERNMENT MORTGAGE FUND
CLASS R

2005

2004(3)     $  9.30     $ 0.28          $ (0.06)       $ (0.31)      $ (0.00)         $  9.21       2.32%      $    222
INTERMEDIATE BOND FUND
CLASS A

2005

2004        $ 11.11     $ 0.34(1)       $ (0.41)       $ (0.34)      $ (0.00)         $ 10.70      (0.60)%     $ 13,662
2003          10.42       0.41(1)          0.69          (0.41)        (0.00)           11.11      10.71         11,250
2002          10.26       0.52(1)          0.16          (0.52)        (0.00)           10.42       6.78          8,926
2001           9.92       0.62             0.34          (0.62)        (0.00)           10.26       9.88          8,172

                                                                         RATIO OF NET
                                                            RATIO OF      INVESTMENT
                                                            EXPENSES       INCOME/
                                          RATIO OF NET     TO AVERAGE     (LOSS) TO
                             RATIO OF      INVESTMENT      NET ASSETS      AVERAGE
                             EXPENSES     INCOME/(LOSS)      (BEFORE      NET ASSETS     PORTFOLIO
                            TO AVERAGE     TO AVERAGE          FEE       (BEFORE FEE      TURNOVER
                            NET ASSETS     NET ASSETS       WAIVERS)       WAIVERS)         RATE
BOND FUND++
CLASS A

2005

2004                          0.99%           3.61%           0.99%         3.61%          338%
2003                          0.96            4.48            0.96          4.48           213
2002(2)                       0.96            5.45            0.96          5.45            98
2001                          0.97            6.14            1.02          6.09            73
2000                          1.12            5.89            1.14          5.87           155
GOVERNMENT MORTGAGE FUND
CLASS R

2005

2004(3)                       1.19%           3.76%           1.28%         3.67%          380%
INTERMEDIATE BOND FUND
CLASS A

2005

2004                          0.84%           3.15%           0.99%         3.00%          164%
2003                          0.83            3.76            0.98          3.61           129
2002                          0.82            5.02            0.97          4.87           141
2001                          0.84            6.09            1.04          5.89           133


+ Total return is for the period indicated and has not been annualized, unless otherwise indicated. Total return excludes sales charge.

++ Effective June 9, 2000, the Parkstone Bond Fund was merged into the Allegiant Bond Fund. The financial highlights for the periods prior to June 9, 2000 reflect the performance history of the Parkstone Bond Fund. The net asset values at the beginning of each period and the changes in net asset values, including the net asset values at the end of each period listed have been restated to reflect the conversion rate of .9725738 for Class A on the date of the reorganization.

(1)   Per share data calculated using average shares outstanding method.

(2) As required, effective June 1, 2001, Bond Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses as an adjustment to interest income. This resulted in a $0.01 increase in Net Investment Income Per Share and a $0.01 decrease in Realized and Unrealized Gains (Losses) Per Share for the year ended May 31, 2002. The effect of this change also resulted in an increase in the Ratio of Net Investment Income to Average Net Assets of 0.06% for the year ended May 31, 2002. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change.

(3) Government Mortgage Fund Class R commenced operations on July 31, 2003. All ratios for the period have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                                      REALIZED AND
           NET ASSET        NET        UNREALIZED      DIVIDENDS    DISTRIBUTIONS
             VALUE,     INVESTMENT     GAIN (LOSS)     FROM NET       FROM NET        NET ASSET               NET ASSETS
           BEGINNING      INCOME/          ON         INVESTMENT      REALIZED       VALUE, END     TOTAL       END OF
            OF YEAR       (LOSS)       INVESTMENTS      INCOME      CAPITAL GAINS      OF YEAR     RETURN+    YEAR (000)
LIMITED MATURITY BOND FUND
CLASS R
2005
2004(2)     $ 10.10     $ 0.16          $ (0.10)       $ (0.18)      $ (0.00)         $  9.98       0.58%      $   141
TOTAL RETURN ADVANTAGE FUND
CLASS R
2005
2004(2)     $ 10.48     $ 0.29          $ (0.04)       $ (0.29)      $ (0.24)         $ 10.20       2.39%      $   325
ULTRA SHORT BOND FUND
CLASS A
2005
2004        $ 10.08     $ 0.13(1)       $ (0.07)       $ (0.15)      $ (0.00)         $  9.99       0.58%      $ 3,178
2003(3)       10.02       0.06(1)          0.06          (0.06)        (0.00)           10.08       1.23           109

                                                                            RATIO OF NET
                                                               RATIO OF      INVESTMENT
                                                               EXPENSES       INCOME/
                                             RATIO OF NET     TO AVERAGE     (LOSS) TO
                                RATIO OF      INVESTMENT      NET ASSETS      AVERAGE
                                EXPENSES     INCOME/(LOSS)      (BEFORE      NET ASSETS     PORTFOLIO
                               TO AVERAGE     TO AVERAGE          FEE       (BEFORE FEE      TURNOVER
                               NET ASSETS     NET ASSETS       WAIVERS)       WAIVERS)         RATE
LIMITED MATURITY BOND FUND
CLASS R
2005
2004(2)                          1.07%           1.95%           1.17%         1.85%          136%
TOTAL RETURN ADVANTAGE FUND
CLASS R
2005
2004(2)                          1.15%           3.30%           1.30%         3.15%          134%
ULTRA SHORT BOND FUND
CLASS A
2005
2004                             0.61%           1.29%           0.81%         1.09%          120%
2003(3)                          0.52            1.55            0.84          1.17           239

+ Total return is for the period indicated and has not been annualized, unless otherwise indicated. Total return excludes sales charge.

(1)   Per share data calculated using average shares outstanding method.

(2) Limited Maturity Bond Fund and Total Return Advantage Fund Class R commenced operations on July 31, 2003. All ratios for the respective periods have been annualized.

(3) Ultra Short Bond Fund (formerly Short Duration Bond Fund) Class A commenced operations on January 6, 2003. All ratios for the period have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31


                                                                                                              RATIO     RATIO OF NET
                                                                                                           OF EXPENSES   INVESTMENT
                                                                                            RATIO OF NET   TO AVERAGE     INCOME TO
           NET ASSET                DIVIDENDS                                    RATIO OF    INVESTMENT    NET ASSETS     AVERAGE
             VALUE,       NET       FROM NET    NET ASSET           NET ASSETS   EXPENSES      INCOME       (BEFORE     NET ASSETS
           BEGINNING  INVESTMENT   INVESTMENT  VALUE, END   TOTAL     END OF    TO AVERAGE   TO AVERAGE        FEE      (BEFORE FEE
            OF YEAR     INCOME       INCOME      OF YEAR    RETURN  YEAR (000)  NET ASSETS   NET ASSETS     WAIVERS)      WAIVERS)
MONEY MARKET FUND
CLASS A

2005

2004        $ 1.00    $ (0.00)(2)   $ (0.00)     $ 1.00     0.43%   $ 902,676     0.68%        0.43%          0.78%        0.33%
2003          1.00       0.01(1)      (0.01)       1.00     0.94    1,097,776     0.65         0.94           0.75         0.84
2002          1.00       0.02(1)      (0.02)       1.00     2.16    1,763,870     0.65         2.08           0.75         1.98
2001          1.00       0.06         (0.06)       1.00     5.74    2,030,360     0.58         5.58           0.73         5.43


(1)   Per share amounts calculated using average shares outstanding method.

(2)   Amount represents less than $0.01 per share.

                               INVESTMENT ADVISER
                       Allegiant Asset Management Company
                          200 Public Square, 5th Floor
                              Cleveland, Ohio 44114


                                   DISTRIBUTOR
                       Professional Funds Distributor, LLC
                                 760 Moore Road
                            King of Prussia, PA 19406

                                  LEGAL COUNSEL
                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

                             NOT PART OF PROSPECTUS


                         ALLEGIANT FUNDS PRIVACY NOTICE

      The basis of each customer relationship at Allegiant Funds is built on trust. You have chosen to do business with Allegiant Funds, and we guard that relationship with great care, beginning with the information you have chosen to share with us.

      Allegiant Funds is dedicated to protecting the privacy of your nonpublic personal information. We maintain information about you in order to provide you with the most effective and convenient access to our broad range of financial products and services. We want you to understand what information we collect, and how we use and protect it.

      WHAT INFORMATION WE COLLECT

      "Nonpublic personal information" is information about you that we obtain in connection with providing our financial products or services. Such information includes for example, name, address, age, and account balance.

      We may collect nonpublic personal information about you from the following sources:

      o Information that you provide to us, such as on applications or other forms, or

      o     Information about your transactions with us

      OUR SECURITY PROCEDURES

      To maintain security of customer information, we restrict access to your personal and account information to persons who need to know that information to provide you products or services. We maintain physical, electronic and procedural safeguards to guard information.

      WHAT INFORMATION WE DISCLOSE

      Allegiant Funds does not disclose nonpublic personal information about you to any third party companies, except as permitted by federal law. The confidentiality of your nonpublic personal information will continue to be maintained consistent with this privacy notice even if you decide to close your account(s), your account becomes inactive, or you otherwise cease to do business with us.

      Allegiant Funds works with third parties to bring you financial services. We disclose information about you as necessary to fulfill these third party service agreements. For example, we may disclose information about you to third parties that assist us in servicing or maintaining your mutual fund account, or other business relationship, such as printing checks or providing periodic account statements. We may also disclose information about you to governmental entities, such as sending annual income statements to the IRS.

                             NOT PART OF PROSPECTUS


      We may disclose all of the information we collect, as described above, to third parties that perform marketing services on our behalf or to other financial institutions, such as National City and its affiliates, with whom we have joint marketing agreements in order to make a variety of financial services available to you. These third parties must agree to strict confidentiality provisions to assure the protection of your information. Because we already limit the sharing of your nonpublic personal information as outlined above, no action is necessary on your part to ensure this result.


      ALLEGIANT FUNDS' PLEDGE TO YOU


      We believe that your privacy should never be compromised. At the same time, we want to offer you the array of financial products and services you need to accomplish your financial goals. We believe we can do both by adhering to the provisions of this privacy notice.

BOARD OF TRUSTEES

ROBERT D. NEARY                                         RICHARD W. FURST
Chairman                                                Garvice D. Kincaid Professor of Finance and Dean
Retired Co-Chairman, Ernst & Young                         Emeritus, Gatton College of Business and Economics,
Director:                                                  University of Kentucky
   Commercial Metals Company
   Strategic Distribution, Inc.                         GERALD L. GHERLEIN
                                                        Retired Executive Vice President and
HERBERT R. MARTENS, JR.                                    General Counsel, Eaton Corporation
President
Executive Vice President,                               DALE C. LAPORTE
   National City Corporation,                           Partner, Calfee, Halter & Griswold LLP
President and Chief Executive Officer,
   National City Bank, Florida,
Chairman,
   NatCity Investments, Inc.

JOHN G. BREEN                                           KATHLEEN A. OBERT
Retired Chairman and Chief Executive Officer,           Chairman and Chief Executive Officer,
   The Sherwin Williams Co.                                Edward Howard & Co.
Director:
   Goodyear Tire & Rubber Co.                           J. WILLIAM PULLEN
   The Stanley Works                                    Retired President and Chief Executive Officer,
                                                           Whayne Supply Company

JOHN F. DURKOTT
President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
Executive Officer,
   Centerior Energy

The Allegiant Funds Trustees also serve as Trustees of Allegiant Advantage Fund.

                                                                          [Logo]

                                                              Allegiant(R) Funds
                                                          www.allegiantfunds.com

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Allegiant Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS


These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance during the Funds' last fiscal year. The reports also contain detailed financial information about the Funds and are available, free of charge, on the Funds' website.


TO OBTAIN MORE INFORMATION:

By Internet:
WWW.ALLEGIANTFUNDS.COM

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Allegiant Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

Allegiant Funds' Investment Company Act registration number is 811-4416.

[Logo]
Allegiant(R)
       Funds
WWW.ALLEGIANTFUNDS.COM

                           ALLEGIANT FUNDS PROSPECTUS
                            I SHARES (INSTITUTIONAL)


                                 OCTOBER 1, 2005


                                  EQUITY FUNDS
                            INTERNATIONAL EQUITY FUND
                           LARGE CAP CORE EQUITY FUND
                              LARGE CAP GROWTH FUND
                              LARGE CAP VALUE FUND
                               MID CAP GROWTH FUND
                               MID CAP VALUE FUND
                               S&P 500 INDEX FUND
                               SMALL CAP CORE FUND
                              SMALL CAP GROWTH FUND
                              SMALL CAP VALUE FUND

                             ASSET ALLOCATION FUNDS
                           AGGRESSIVE ALLOCATION FUND
                            BALANCED ALLOCATION FUND
                          CONSERVATIVE ALLOCATION FUND

                               FIXED INCOME FUNDS
                                    BOND FUND
                            GOVERNMENT MORTGAGE FUND
                             INTERMEDIATE BOND FUND
                           LIMITED MATURITY BOND FUND
                           TOTAL RETURN ADVANTAGE FUND
                              ULTRA SHORT BOND FUND

                               TAX FREE BOND FUNDS
                        INTERMEDIATE TAX EXEMPT BOND FUND
                    MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
                     OHIO INTERMEDIATE TAX EXEMPT BOND FUND
                  PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]
ALLEGIANT(R) FUNDS

WWW.ALLEGIANTFUNDS.COM

                               INVESTMENT ADVISER
                                 ALLEGIANT ASSET
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS

EFFECTIVE JUNE 13, 2005, THE ARMADA FUNDS WERE RENAMED THE ALLEGIANT FUNDS ("ALLEGIANT") AND THE INVESTMENT ADVISER TO ALLEGIANT, NATIONAL CITY INVESTMENT MANAGEMENT COMPANY, CHANGED ITS NAME TO ALLEGIANT ASSET MANAGEMENT COMPANY (THE "ADVISER"). PLEASE NOTE THAT THESE NAME CHANGES DID NOT RESULT IN A CHANGE TO THE INVESTMENT OBJECTIVE OF ANY INVESTMENT PORTFOLIO OF ALLEGIANT (EACH, A "FUND," COLLECTIVELY, THE "FUNDS") OR ANY FUND'S TICKER SYMBOL.

Allegiant is a mutual fund family that offers different classes of shares in separate Funds. The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about Class I Shares of the Funds before investing. Allegiant also offers Class I Shares of Allegiant money market funds in a separate prospectus. To obtain more information on Allegiant, visit us on-line at WWW.ALLEGIANTFUNDS.COM or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

                                                                           PAGE
                                                                           ----


ALLEGIANT INTERNATIONAL EQUITY FUND .....................................     2
ALLEGIANT LARGE CAP CORE EQUITY FUND ....................................     6
ALLEGIANT LARGE CAP GROWTH FUND .........................................     9
ALLEGIANT LARGE CAP VALUE FUND ..........................................    12
ALLEGIANT MID CAP GROWTH FUND ...........................................    15
ALLEGIANT MID CAP VALUE FUND ............................................    18
ALLEGIANT S&P 500 INDEX FUND ............................................    21
ALLEGIANT SMALL CAP CORE FUND ...........................................    24
ALLEGIANT SMALL CAP GROWTH FUND .........................................    26
ALLEGIANT SMALL CAP VALUE FUND ..........................................    29
ALLEGIANT AGGRESSIVE ALLOCATION FUND ....................................    38
ALLEGIANT BALANCED ALLOCATION FUND ......................................    43
ALLEGIANT CONSERVATIVE ALLOCATION FUND ..................................    47
ALLEGIANT BOND FUND .....................................................    56
ALLEGIANT GOVERNMENT MORTGAGE FUND ......................................    60
ALLEGIANT INTERMEDIATE BOND FUND ........................................    63
ALLEGIANT LIMITED MATURITY BOND FUND ....................................    67
ALLEGIANT TOTAL RETURN ADVANTAGE FUND ...................................    71
ALLEGIANT ULTRA SHORT BOND FUND .........................................    75

ALLEGIANT INTERMEDIATE TAX EXEMPT BOND FUND .............................    83
ALLEGIANT MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND .....................    87
ALLEGIANT OHIO INTERMEDIATE TAX EXEMPT BOND FUND ........................    90
ALLEGIANT PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND .................    93
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES ..................    99
MORE INFORMATION ABOUT FUND INVESTMENTS .................................   108
INVESTOR PROFILES .......................................................   109
INVESTMENT ADVISER, SUB-ADVISER AND INVESTMENT TEAMS ....................   112
PURCHASING, SELLING AND EXCHANGING FUND SHARES ..........................   122
DIVIDENDS AND TAXES .....................................................   132
FINANCIAL HIGHLIGHTS ....................................................   137

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.


Each Fund has its own investment goal and strategies for reaching that goal. The Adviser manages the investments of each Fund. Allegiant Investment Counselors, Inc. ("Investment Counselors" or the "Sub-Adviser") serves as sub-adviser to the Allegiant Small Cap Core Fund. The Adviser, with the assistance of the Sub-Adviser in the case of the Allegiant Small Cap Core Fund, invests Fund assets in a way that it believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's and Sub-Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.


Each Fund's performance is compared to the performance of one or more benchmark indices. Except for the S&P 500 Index Fund, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

The Adviser evaluates the risks and rewards presented by all securities purchased by a Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate. No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any government agency.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY FUNDS

ALLEGIANT INTERNATIONAL EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                  Capital appreciation

PRINCIPAL INVESTMENT STRATEGY    Investing in common stocks of issuers located
                                 in at least three foreign countries

PRINCIPAL RISKS                  Market risk, foreign risk, multi-national
                                 companies risk, country risk, active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant International Equity Fund's investment objective is to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of foreign issuers. The Fund invests in securities that are tied economically to a number of countries throughout the world. The Fund focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets. More than 10% of the Fund's assets may be invested in the equity securities of issuers located in the same country.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.


The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index.

Within foreign markets, the Adviser buys and sells securities using risk management software to select stocks that in the aggregate most closely match the stock characteristics and attributes by country within the MSCI EAFE Index. The Adviser may use derivative securities to implement the strategy. The Adviser also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund's investments in equity securities may include common stocks, American Depositary Receipts or other U.S. listings of foreign common stocks, and exchange traded funds, closed-end funds or stock index futures whose underlying value is derived from common stocks in foreign markets.


Futures contracts combined with investment in money market instruments and forward currency agreements are used to replicate broad market exposure in a particular index. The manager may use these instruments because they lower costs such as commissions, custody and foreign withholding or stamp taxes. These instruments are not used for the purpose of introducing leverage in the Fund.

The Fund may use exchange traded funds or closed-end funds to gain broad exposure to markets in a more efficient manner. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the Securities and Exchange Commission ("SEC") and the instrument's liquidity.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the Morgan Stanley Capital International Emerging Markets Index or the United Nations classifies as emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


 1998      1999       2000       2001       2002      2003      2004
19.98%    50.13%    -16.89%    -25.42%    -18.86%    33.21%    16.76


Best Quarter      36.24%   (12/31/99)
Worst Quarter    -19.83%   (9/30/02)


The Fund's year-to-date total return for Class I Shares through June 30, 2005 was -2.92%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE MSCI EAFE INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

-------------------------------------------------------------------------------
                                                       SINCE         DATE OF
CLASS I SHARES                    1 YEAR   5 YEARS   INCEPTION      INCEPTION
-------------------------------------------------------------------------------
Allegiant International Equity
Fund                                                                  8/1/97

   Returns Before Taxes           16.76%    -4.79%     3.70%

   Returns After Taxes on
   Distributions                  16.18%    -5.36%     3.25%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                    10.89%    -4.26%     3.00%
-------------------------------------------------------------------------------
MSCI EAFE Index(1)
(reflects no deduction for
fees, expenses or taxes)          20.25%    -1.13%     3.56%      Since 7/31/97
-------------------------------------------------------------------------------


(1) The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged index comprising 21 MSCI country indices, representing developed markets outside of North America.

FUND FEES AND EXPENSES

See page 32 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT LARGE CAP CORE EQUITY FUND


FUND SUMMARY

INVESTMENT GOAL                       Capital appreciation

PRINCIPAL INVESTMENT STRATEGY         Investing in common stocks of large cap
                                      companies

PRINCIPAL RISKS                       Market risk, active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Large Cap Core Equity Fund's investment objective is to provide capital appreciation by blending value and growth investment styles. The investment objective may be changed without a shareholder vote.

The Fund's Adviser believes that the best approach to the large cap equity market is to employ a philosophy combining disciplined portfolio construction with flexible security selection. The Fund is generally a focused portfolio and is invested sector neutral to the S&P 500 Composite Stock Price Index, thus providing shareholders with a broad equity market exposure. A large portion of the Fund will be invested in companies with market capitalizations similar to the S&P 500 Composite Stock Price Index.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. The Adviser focuses on a combination of fundamental, technical, and sentiment factors to help identify appropriate investments for the Fund. Among the factors considered are the following: the quality of the company's management team; industry position; the company's business model; and historical growth rates. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more. The Fund notes that capitalizations of $3 billion to approximately $10 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


 1998     1999    2000      2001     2002     2003   2004
32.37%   19.94%   1.76%    -14.25%  -20.23%  27.06%  7.50%


Best Quarter      25.10%   (12/31/98)
Worst Quarter    -17.59%   (9/30/02)


The Fund's year-to-date total return for Class I Shares through June 30, 2005 was -0.68%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

-------------------------------------------------------------------------------
                                                        SINCE        DATE OF
CLASS I SHARES                     1 YEAR   5 YEARS   INCEPTION     INCEPTION
-------------------------------------------------------------------------------
Allegiant Large Cap Core Equity
Fund                                                                 8/1/97

   Returns Before Taxes             7.50%    -1.01%     6.10%

   Returns After Taxes on
   Distributions                    7.13%    -1.78%     5.18%

   Returns After Taxes on
   Distributions and
   Sale of Fund Shares              5.14%    -1.06%     4.96%
-------------------------------------------------------------------------------
S&P 500 Composite Stock Price
Index(1) (reflects no deduction
for fees, expenses or taxes)       10.88%    -2.30%     4.83%     Since 7/31/97
-------------------------------------------------------------------------------


(1) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

FUND FEES AND EXPENSES

See page 32 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT LARGE CAP GROWTH FUND


      FUND SUMMARY

INVESTMENT GOAL                    Capital appreciation

PRINCIPAL INVESTMENT STRATEGY      Investing in growth-oriented common stocks
                                   of large cap companies

PRINCIPAL RISKS                    Market risk, active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Large Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without shareholder vote.

The Fund's Adviser believes that the best approach to the large cap equity market is to employ a philosophy combining disciplined portfolio construction with flexible security selection. The Fund is generally a focused portfolio and is invested sector neutral to the Russell 1000 Growth Index, thus providing shareholders with increased exposure to the growth areas of the equity market. A large portion of the Fund will be invested in companies with market capitalizations similar to the Russell 1000 Growth Index. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more. The Fund notes that capitalizations of $3 billion to approximately $10 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


 1995     1996     1997     1998     1999     2000     2001      2002      2003     2004
28.93%   20.33%   36.61%   29.09%   22.98%   -5.21%   -16.31%   -28.17%   20.10%   3.71%


Best Quarter      22.87%   (12/31/98)
Worst Quarter    -16.11%   (3/31/01)


The Fund's year-to-date total return for Class I Shares through June 30, 2005 was -3.33%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THE RUSSELL 1000 GROWTH INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------------------
CLASS I SHARES                                1 YEAR    5 YEARS   10 YEARS
--------------------------------------------------------------------------
Allegiant Large Cap Growth Fund

   Returns Before Taxes                        3.71%     -6.63%    9.09%

   Returns After Taxes on Distributions        3.51%     -6.91%    7.56%

   Returns After Taxes on
   Distributions and Sale of Fund
   Shares                                      2.66%     -5.57%    7.18%
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Russell 1000 Growth Index(1)
(reflects no deduction for fees, expenses
or taxes)                                      6.30%     -9.29%    9.59%
--------------------------------------------------------------------------

(1) The Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on market capitalization.


FUND FEES AND EXPENSES

See page 33 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT LARGE CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                    Capital appreciation

PRINCIPAL INVESTMENT STRATEGY      Investing in value-oriented common stocks
                                   of large cap companies

PRINCIPAL RISK                     Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Large Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded large capitalization equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.


In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer attractive value and improving dynamics. The Adviser generally seeks to invest in securities that trade at a significant discount to their intrinsic value and companies for which one or more identifiable, material positive change agents increase the probability of their outperformance. The Adviser generally sells a security when its price approaches intrinsic value, if it fails to perform as expected, or when continuing to hold it may violate portfolio risk constraints.


The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more. The Fund notes that capitalizations of $3 billion to approximately $10 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


 1995     1996     1997     1998     1999     2000     2001      2002     2003    2004
27.71%   18.08%   29.21%   10.23%   -0.13%   11.62%   -3.79%   -15.04%   27.18%  13.32


Best Quarter      15.45%   (6/30/03)
Worst Quarter    -17.83%   (9/30/02)


The Fund's year-to-date total return for Class I Shares through June 30, 2005 was 0.94%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE RUSSELL 1000 VALUE INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------
CLASS I SHARES                                1 YEAR    5 YEARS   10 YEARS
--------------------------------------------------------------------------
Allegiant Large Cap Value Fund

   Returns Before Taxes                       13.32%     5.63%     10.92%

   Returns After Taxes on Distributions       11.88%     4.64%      9.43%
   Returns After Taxes on Distributions
   and Sale of Fund Shares                     9.32%     4.35%      8.83%
--------------------------------------------------------------------------
Russell 1000 Value Index(1)
(reflects no deduction for fees,
expenses or taxes)                            16.49%     5.27%     13.83%
--------------------------------------------------------------------------

(1) The Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on market capitalization.


FUND FEES AND EXPENSES

See page 33 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT MID CAP GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                    Capital appreciation

PRINCIPAL INVESTMENT STRATEGY      Investing in growth-oriented common stocks of
                                   medium-sized companies

PRINCIPAL RISKS                    Market risk, active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Mid Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded mid cap equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with mid cap stock market capitalizations. In selecting investments for the Fund to buy and sell, the Adviser invests in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, sound and improving financial fundamentals and presently exhibit the potential for growth. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

The Fund considers a mid-capitalization or "mid cap" company to be one that has a market capitalization at the time of purchase between $1 billion and $15 billion. The Fund notes that capitalizations of greater than approximately $8 billion are considered to be in the "large cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone Mid Capitalization Fund which was reorganized into the Allegiant Mid Cap Growth Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


 1995     1996     1997     1998     1999     2000     2001      2002      2003     2004
29.86%   18.32%   11.70%   11.31%   45.85%   -7.90%   -18.89%   -31.10%   34.01%   5.79%


Best Quarter      35.09%   (12/31/99)
Worst Quarter    -27.08%   (9/30/01)


The Fund's year-to-date total return for Class I Shares through June 30, 2005 was -0.70%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE RUSSELL MIDCAP GROWTH INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------
CLASS I SHARES                                1 YEAR    5 YEARS   10 YEARS
--------------------------------------------------------------------------
Allegiant Mid Cap Growth Fund

   Returns Before Taxes                        5.79%     -6.11%     7.35%

   Returns After Taxes on Distributions        5.79%     -7.84%     3.66%
   Returns After Taxes on Distributions
   and Sale of Fund Shares                     3.76%     -5.61%     4.83%
--------------------------------------------------------------------------
Russell Midcap Growth Index(1)
(reflects no deduction for fees,
expenses or taxes)                            15.48%     -3.36%    11.23%
--------------------------------------------------------------------------

(1) The Russell Midcap Growth Index measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest U.S. companies among the largest 1,000 U.S. companies based on market capitalization.


FUND FEES AND EXPENSES

See page 34 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT MID CAP VALUE FUND


FUND SUMMARY

INVESTMENT GOAL                   Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY     Investing in value-oriented common stocks
                                  of mid cap companies

PRINCIPAL RISK                    Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Mid Cap Value Fund's investment objective is to provide long-term capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies that are considered to have mid cap stock market capitalizations. Companies meeting this criteria are ones that have a market capitalization between $1 billion and $15 billion at the time the Fund purchases the company's securities. The Fund notes that capitalizations of greater than approximately $8 billion are considered to be in the "large cap" range by some industry sources.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.


In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies trading at a discount to intrinsic value; traditionally these companies have price-to-sales, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer no longer meets the market capitalization criteria stated above, so long as the security otherwise continues to meet investment criteria.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


Prior to March 1, 2004, the Fund invested in value-oriented common stocks of small cap and mid cap companies. Accordingly, performance information prior to March 1, 2004 reflects the results of the previous investment strategy.


The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


 2003    2004
34.79%   21.47


Best Quarter     17.08%    (6/30/03)
Worst Quarter    -3.94%    (3/31/03)


The Fund's year-to-date total return for Class I Shares through June 30, 2005 was 4.48%.

This table compares the Fund's average annual total returns for Class I Shares for the periods ended December 31, 2004 to those of the Russell Midcap Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------------
CLASS I SHARES                            1 YEAR   SINCE INCEPTION   DATE OF INCEPTION
--------------------------------------------------------------------------------------
Allegiant Mid Cap Value Fund                                              7/1/02
   Returns Before Taxes                   21.47%       17.61%
   Returns After Taxes on Distributions   16.89%       15.44%
   Returns After Taxes on Distributions
   and Sale of Fund Shares                16.07%       14.31%
--------------------------------------------------------------------------------------
Russell Midcap Value Index(1)
(reflects no deduction for fees,
expenses or taxes)                        23.71%       17.62%          Since 6/30/02


(1) The Russell Midcap Value Index is an unmanaged, market-weighted total return index that tracks the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates.

FUND FEES AND EXPENSES

See page 34 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT S&P 500 INDEX FUND


FUND SUMMARY

INVESTMENT GOAL                 To approximate, before Fund expenses, the
                                investment results of the S&P 500 Composite
                                Stock Price Index

PRINCIPAL INVESTMENT STRATEGY   Investing in stocks that comprise the S&P 500
                                Composite Stock Price Index

PRINCIPAL RISKS                 Market risk, tracking error risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant S&P 500 Index Fund's investment objective is to provide investment results that, before Fund expenses, approximate the aggregate price and dividend performance of the securities included in the S&P 500 Composite Stock Price Index by investing in securities comprising the S&P 500 Composite Stock Price Index. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Adviser invests substantially all, but in no event less than 80%, of the Fund's net assets plus any borrowings for investment purposes in stocks included in the S&P 500 Composite Stock Price Index (the "Index"). The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

The Index is made up of common stocks of 500 large, publicly traded companies. The vast majority of the Fund's assets is invested in stocks included in the Index in approximately the same relative proportion as those stocks are held in the Index. The Adviser does not generally "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis). However, the Adviser believes that employing certain active management strategies for a small percentage of the Fund's assets, if successful, will result in net returns after expenses that may more closely approximate the returns of the Index. Consequently, the Fund may purchase a security that is scheduled to be included in the Index but prior to the effective inclusion date. The Fund may also temporarily continue to hold a security that has been deleted from the Index. A diversified subset of stocks held in the Fund may have weights slightly higher or lower than those in the Index with the goal of adding small incremental performance relative to the Index. Stocks that are held in very small proportions in the Index may be excluded from the Fund or held short if they are expected to underperform. In addition, the Fund may sell securities short.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that common stocks comprising the S&P 500 Composite Stock Price Index may underperform other segments of the equity markets or the equity markets as a whole.

TRACKING ERROR RISK. The Fund's ability to replicate the performance of the S&P 500 Composite Stock Price Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


 1999    2000     2001     2002    2003    2004
20.61%  -9.20%  -12.22%  -22.33%  28.05%  10.65%


Best Quarter      15.30%   (6/30/03)
Worst Quarter    -17.37%   (9/30/02)


The Fund's year-to-date total return for Class I Shares through June 30, 2005 was -1.00%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

-----------------------------------------------------------------------------------------
                                                                  SINCE       DATE OF
CLASS I SHARES                               1 YEAR   5 YEARS   INCEPTION    INCEPTION
-----------------------------------------------------------------------------------------
Allegiant S&P 500 Index Fund                                                   7/10/98
   Returns Before Taxes                      10.65%    -2.59%     1.96%
   Returns After Taxes on Distributions      10.02%    -3.01%     1.50%
   Returns After Taxes on Distributions
   and Sale of Fund Shares                    6.90%    -2.42%     1.40%
-----------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(1)
(reflects no deduction for fees, expenses
or taxes)                                    10.88%    -2.30%     2.54%     Since 6/30/98
-----------------------------------------------------------------------------------------


(1) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. "S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Allegiant Asset Management Company. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

FUND FEES AND EXPENSES

See page 35 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT SMALL CAP CORE FUND

FUND SUMMARY

INVESTMENT GOAL                   Capital appreciation

PRINCIPAL INVESTMENT STRATEGY     Investing in common stocks of small cap
                                  companies

PRINCIPAL RISKS                   Market risk, small companies risk


SUB-ADVISER                       Allegiant Investment Counselors, Inc.


PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Small Cap Core Fund's investment objective is to provide capital appreciation. The Fund intends to achieve this objective by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

The Sub-Adviser's investment process is to invest in securities of companies based on the Sub-Adviser's analysis of the company's cash flow. The Sub-Adviser's investment process focuses, specifically, on Cash Flow Return on Investment (CFROI(R)).(1) CFROI(R) is calculated in percentage terms by dividing gross cash flow by gross cash investment. CFROI(R) is an inflation-adjusted measure of corporate performance that attempts to reduce accounting distortions and allow for more accurate comparisons between companies, different market caps, sectors and industries. The Sub-Adviser believes that CFROI(R) provides a more accurate predictor of future value than other broadly used analysis methods. The Sub-Adviser first screens companies based on corporate performance utilizing the CFROI(R) measure, and then screens companies based on cash flow valuation metrics to determine if the stock is attractively priced. The Sub-Adviser believes that it does not matter what a particular company's cash flow change is if the stock is overvalued.

In addition, as part of its screening process, the Sub-Adviser looks for companies whose management understands how to create value for shareholders, deploy capital, that have low debt and a consistent dividend policy, and that are market leaders with respect to the product or service they provide, as well as companies that are part of a strong or growing industry. The Sub-Adviser will generally sell a security when cash flow return on investment flattens or declines, market price equals or exceeds cash flow value "target," company characteristics deteriorate, when there are earnings warnings, and when the stock experiences underperformance. However, none of the sell characteristics are automatic.

----------
(1)   CFROI is a registered trademark of CSFB Holt.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization of between $100 million and $3 billion at the time of purchase. The Fund notes that capitalizations of $2 billion to $3 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


No performance information has been provided, because the Fund had not yet completed a full calendar year of operations as of December 31, 2004.


The Fund will compare its performance to the Russell 2000 Index. The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES

See page 35 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT SMALL CAP GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                   Capital appreciation

PRINCIPAL INVESTMENT STRATEGY     Investing in growth-oriented common stocks of
                                  small cap companies

PRINCIPAL RISKS                   Market risk, small companies risk, active
                                  trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Small Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

The Adviser seeks to invest in small capitalization companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase of between $100 million and $3 billion. The Fund notes that capitalizations of $2 billion to $3 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


1998     1999     2000      2001     2002     2003    2004
7.56%   36.06%   -14.96%   -8.11%   -39.31%  45.43%   0.10%


Best Quarter      36.30%   (12/31/99)
Worst Quarter    -25.79%    (9/30/01)


The Fund's year-to-date total return for Class I Shares through June 30, 2005 was -8.96%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE RUSSELL 2000 GROWTH INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

-----------------------------------------------------------------------------------------
CLASS I SHARES                     1 YEAR   5 YEARS   SINCE INCEPTION   DATE OF INCEPTION
-----------------------------------------------------------------------------------------
Allegiant Small Cap Growth Fund                                              8/1/97

   Returns Before Taxes             0.10%    -7.14%        1.08%

   Returns After Taxes on
   Distributions                    0.10%    -7.49%        0.75%

   Returns After Taxes on
   Distributions and Sale of
   Fund Shares                      0.07%    -5.93%        0.88%
-----------------------------------------------------------------------------------------
Russell 2000 Growth Index(1)
(reflects no deduction for fees,
expenses or taxes)                 14.31%    -3.57%        2.87%          Since 7/31/97
-----------------------------------------------------------------------------------------

(1) The Russell 2000 Growth Index is comprised of securities in the Russell 2000 Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.


FUND FEES AND EXPENSES

See page 36 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT SMALL CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                   Capital appreciation

PRINCIPAL INVESTMENT STRATEGY     Investing in value-oriented common stocks of
                                  small cap companies

PRINCIPAL RISKS                   Market risk, small companies risk, active
                                  trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Small Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.


In buying and selling securities for the Fund, the Adviser uses a value-oriented approach, focusing on securities of companies that offer good value and good news. The Adviser employs a proprietary quantitative model, Purchased Financial Productivity ("PFP"), to evaluate and rank companies according to the three tenets of quality, valuation and timeliness. The highest ranking stocks are then subjected to extensive fundamental analysis. A security may be sold when its quality is deteriorating and/or its price is rising, or if other securities become available at more attractive levels on a PFP basis. The Fund will not necessarily sell a security if the issuer is no longer considered a small cap company, so long as the security otherwise continues to meet investment criteria. The Fund also utilizes an active trading approach.


The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase between $100 million and $3 billion. The Fund notes that capitalizations of $2 billion to $3 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


 1995     1996     1997     1998    1999     2000     2001      2002     2003     2004
18.63%   22.64%   32.43%   -6.96%   7.91%   33.60%   17.32%   -10.56%   38.98%   21.62%

Best Quarter      19.26%   (12/31/01)
Worst Quarter    -17.80%   (09/30/02)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was -2.90%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE RUSSELL 2000 VALUE INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

-----------------------------------------------------------------------------
CLASS I SHARES                           1 YEAR      5 YEARS      10 YEARS
-----------------------------------------------------------------------------
Allegiant Small Cap Value Fund

   Returns Before Taxes                  21.62%      18.83%       16.45%

   Returns After Taxes on
   Distributions                         17.12%      16.34%       13.72%

   Returns After Taxes on
   Distributions and Sale of Fund
   Shares                                16.42%      15.26%       13.04%
-----------------------------------------------------------------------------
Russell 2000 Value Index(1)
(reflects no deduction for fees,
expenses or taxes)                       22.25%      17.23%       15.17%
-----------------------------------------------------------------------------

(1) The Russell 2000 Value Index is comprised of securities in the Russell 2000 Index with lower than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.


FUND FEES AND EXPENSES

See page 36 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                         INTERNATIONAL EQUITY FUND    LARGE CAP CORE EQUITY FUND
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage
of offering price)                                None                           None
------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)              None                           None
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and
Other Distributions (as a percentage of
offering price)                                   None                           None
------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                   2.00%(1)                       None
------------------------------------------------------------------------------------------------
Exchange Fee                                      None                           None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                          1.15%(3)                       0.75%
------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees(2)                                   0.07%                          0.07%
------------------------------------------------------------------------------------------------


Other Expenses                                     ___%                           ___%
------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                 ___%(3)                        ___%
------------------------------------------------------------------------------------------------


SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                         LARGE CAP GROWTH FUND     LARGE CAP VALUE FUND
---------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases (as a percentage of
offering price)                                   None                     None
---------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)              None                     None
---------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                   None                     None
---------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                   None                     None
---------------------------------------------------------------------------------------
Exchange Fee                                      None                     None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                          0.75%                    0.75%
---------------------------------------------------------------------------------------
Distribution
(12b-1) Fees(2)                                   0.07%                    0.07%
---------------------------------------------------------------------------------------

Other Expenses                                     ___%                     ___%
---------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                 ___%                     ___%
---------------------------------------------------------------------------------------


SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                          MID CAP GROWTH FUND       MID CAP VALUE FUND
--------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage
of offering price)                                None                     None
--------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)              None                     None
--------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and
Other Distributions (as a percentage of
offering price)                                   None                     None
--------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                   None                     None
--------------------------------------------------------------------------------------
Exchange Fee                                      None                     None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees(3)                       1.00%                    1.00%
--------------------------------------------------------------------------------------
Distribution
(12b-1) Fees(2)                                   0.07%                    0.07%
--------------------------------------------------------------------------------------

Other Expenses                                     ___%                     ___%
--------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(3)                              ___%                     ___%
--------------------------------------------------------------------------------------


SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                           S&P 500 INDEX FUND      SMALL CAP CORE FUND
--------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage of
offering price)                                   None                    None
--------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)              None                    None
--------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                   None                    None
--------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                   None                    2.00%(1)
--------------------------------------------------------------------------------------
Exchange Fee                                      None                    None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                          0.35%(3)                1.00%(4)
--------------------------------------------------------------------------------------
Distribution
(12b-1) Fees(2)                                   0.00%                   0.07%
--------------------------------------------------------------------------------------

Other Expenses                                     ___%                    ___%(5)
--------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                 ___%(3)                 ___%
--------------------------------------------------------------------------------------


SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                          SMALL CAP GROWTH FUND     SMALL CAP VALUE FUND
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage of
offering price)                                   None                      None
----------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)              None                      None
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and
Other Distributions (as a percentage of
offering price)                                   None                      None
----------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                   2.00%(1)                  2.00%(1)
----------------------------------------------------------------------------------------
Exchange Fee                                      None                      None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                          1.00%(3)                  1.00%
----------------------------------------------------------------------------------------
Distribution
(12b-1) Fees(2)                                   0.07%                     0.07%
----------------------------------------------------------------------------------------
Other Expenses                                    0.18%                     0.13%
----------------------------------------------------------------------------------------

Total Annual Fund
Operating Expenses                                 ___%(3)                   ___%
----------------------------------------------------------------------------------------


(1) The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares within 60 days of purchase. The fee is retained by the Fund and withheld from redemption proceeds. For more details, see the "Redemption Fee" section of this prospectus.

(2) Represents actual Distribution (12b-1) Fees incurred by the S&P 500 Fund's Class I Shares during the last fiscal year. For the other Funds, Distribution (12b-1) Fees have been restated to reflect current fees expected to be incurred by each Fund's Class I Shares during the current fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class I Shares but expects such reimbursements to be no more than 0.07% (0.02% for the Mid Cap Value Fund, 0.005% for the S&P 500 Index Fund) during the current fiscal year.

(3) The Adviser waived a portion of its advisory fees for certain Funds during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:


                                    ADVISORY      TOTAL
      FUND                            FEES       EXPENSES
      International Equity Fund      1.00%         ___%
      Mid Cap Growth Fund            0.75%         ___%
      Mid Cap Value Fund             0.75%         ___%
      S&P 500 Index Fund             0.20%         ___%
      Small Cap Growth Fund

The Adviser expects to continue waiving a portion of its advisory fees for these Funds during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                        ADVISORY      TOTAL
          FUND                            FEES       EXPENSES
          International Equity Fund      1.00%         ___%
          Mid Cap Growth Fund            0.45%         ___%
          Mid Cap Value Fund             0.75%         ___%
          S&P 500 Index Fund             0.20%         ___%
          Small Cap Growth Fund          0.55%         ___%


      These fee waivers are voluntary and may be revised or discontinued at any time.

(4) From its advisory fee, the Adviser pays a sub-advisory fee of 0.50% to Investment Counselors, sub-adviser to the Fund.

(5) Other Expenses for the Small Cap Core Fund are based on estimated amounts for the current fiscal year.

      For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Allegiant Equity Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                              ------    -------    -------    --------
INTERNATIONAL EQUITY FUND     $ ___      $ ___      $ ___      $ ____
LARGE CAP CORE EQUITY FUND    $  __      $ ___      $ ___      $ ____
LARGE CAP GROWTH FUND         $  __      $ ___      $ ___      $ ____
LARGE CAP VALUE FUND          $  __      $ ___      $ ___      $ ____
MID CAP GROWTH FUND           $  __      $ ___      $ ___      $ ____
MID CAP VALUE FUND            $  __      $ ___      $ ___      $ ____
S&P 500 INDEX FUND            $  __      $ ___      $ ___      $ ____
SMALL CAP CORE FUND           $  __      $ ___        ___         ___
SMALL CAP GROWTH FUND         $  __      $ ___      $ ___      $ ____
SMALL CAP VALUE FUND          $  __      $ ___      $ ___      $ ____

ASSET ALLOCATION FUNDS

ALLEGIANT AGGRESSIVE ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL                 Capital appreciation with current income as a
                                secondary objective

PRINCIPAL INVESTMENT STRATEGY   Investing in a combination of Underlying
                                Allegiant Funds that, in turn, invest primarily in U.S. and foreign common stocks and, to a lesser extent, in investment grade fixed income securities and cash equivalents


PRINCIPAL RISKS                 Market risk, interest rate risk, credit risk,
                                prepayment/extension risk, allocation risk, small companies risk, foreign risk, conflicts risk


PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Aggressive Allocation Fund's investment objective is to provide capital appreciation with current income as a secondary objective. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Allegiant Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 109.

The Fund invests in Underlying Allegiant Funds in accordance with weightings determined by the Adviser. The Underlying Allegiant Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies.


The Fund intends to invest 60% to 90% of its net assets in shares of Underlying Allegiant Funds that invest primarily in equity securities (Allegiant International Equity, Allegiant Large Cap Growth, Allegiant Large Cap Value, Allegiant Small Cap Growth and Allegiant Small Cap Value Funds), 10% to 40% of its net assets in shares of Underlying Allegiant Funds that invest primarily in fixed income securities (Allegiant Bond and Allegiant Intermediate Bond Funds) and 0% to 20% of its net assets in shares of the Allegiant Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Allegiant Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments.


The Fund's assets may be reallocated among the Underlying Allegiant Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Allegiant Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Allegiant Funds and allocation of the Fund's assets among them. Since some Underlying Allegiant Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

The prices of fixed income securities in which some Underlying Allegiant Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INTEREST RATE RISK. An investment in Underlying Allegiant Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Allegiant Fund's yield will decline due to falling interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Allegiant Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Allegiant Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Allegiant Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Allegiant Fund will suffer from the inability to invest in higher-yielding securities.


ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Allegiant Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Allegiant Funds will not anticipate market trends successfully. For example, weighting Underlying Allegiant Funds that invest in common stocks too heavily during a stock market decline may result in a loss. Conversely, investing too heavily in Underlying Allegiant Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.


FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.


SMALL COMPANIES RISK. Since the Fund invests in Underlying Allegiant Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Allegiant Funds both because the fees payable to the Adviser by some Underlying Allegiant Funds are higher than fees payable by other Underlying Allegiant Funds and because the Adviser is also responsible for managing the Underlying Allegiant Funds. The Trustees and officers of Allegiant may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Allegiant Funds.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


 2002      2003    2004
-18.93%   23.76%   7.39%


Best Quarter      13.85%   (6/30/03)
Worst Quarter    -14.65%   (9/30/02)


The Fund's year-to-date total return for Class I Shares through June 30, 2005 was -0.90%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE AGGRESSIVE ALLOCATION HYBRID BENCHMARK INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                              1 YEAR      SINCE INCEPTION    DATE OF INCEPTION
------------------------------------------------------------------------------------------------------------
Allegiant Aggressive Allocation Fund                                                             3/6/01
   Returns Before Taxes                                      7.39%          0.85%
   Returns After Taxes on Distributions                      7.13%          0.49%
   Returns After Taxes on Distributions and Sale
   of Fund Shares                                            4.80%          0.50%
------------------------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees, expenses or taxes)          4.34%          6.36%            Since 2/28/01
------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(2)
(reflects no deduction for fees, expenses or taxes)         10.88%          1.05%            Since 2/28/01
------------------------------------------------------------------------------------------------------------
Aggressive Allocation Hybrid Benchmark Index(3)
(reflects no deduction for fees, expenses or taxes)          9.25%          2.38%            Since 2/28/01
------------------------------------------------------------------------------------------------------------


(1) The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

(2) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

(3) The Aggressive Allocation Hybrid Benchmark Index is a blend of 75% S&P 500 Composite Stock Price Index and 25% Lehman U.S. Aggregate Bond Index, as calculated by the Adviser.

FUND FEES AND EXPENSES

See page 50 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT BALANCED ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL                  Long-term capital appreciation and current
                                 income

PRINCIPAL INVESTMENT STRATEGY    Investing in a diversified portfolio of common
                                 stocks, investment grade fixed income
                                 securities and cash equivalents with varying asset allocations depending on the Adviser's assessment of market conditions

PRINCIPAL RISKS                  Market risk, allocation risk, small companies
                                 risk,foreign risk, interest rate risk, credit risk, active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Balanced Allocation Fund's investment objective is to provide long-term capital appreciation and current income. The investment objective may be changed without a shareholder vote.

The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 25% to 55% of its net assets in investment grade fixed income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities and asset-backed securities, and up to 30% of its net assets in cash and cash equivalent securities. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund may invest up to 20% of its total assets at the time of purchase in foreign securities (which includes common stock, preferred stock and convertible bonds of companies headquartered outside the United States). The Fund also invests in the common stock of small capitalization companies.


The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities (which are those rated at the time of investment in one of the four highest rating categories by a major rating agency) for current income. If a fixed income security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. The Adviser buys and sells fixed income securities and cash equivalents based on a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash equivalent, short-term obligations for stability and liquidity. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income or equity markets as a whole.

ALLOCATION RISK. The Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


 1999    2000     2001     2002      2003    2004
15.27%   1.66%   -6.85%   -13.69%   22.26%   7.66%


Best Quarter      16.09%   (12/31/99)
Worst Quarter    -11.04%   (9/30/02)


The Fund's year-to-date total return for Class I Shares through June 30, 2005 was -0.40%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE BALANCED ALLOCATION HYBRID BENCHMARK INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

---------------------------------------------------------------------------------------------------------------
                                                                                                    DATE OF
CLASS I SHARES                                           1 YEAR      5 YEARS    SINCE INCEPTION    INCEPTION
---------------------------------------------------------------------------------------------------------------
Allegiant Balanced Allocation Fund                                                                  7/10/98

   Returns Before Taxes                                   7.66%       1.47%          4.27%

   Returns After Taxes on Distributions                   7.12%      -0.02%          2.89%

   Returns After Taxes on Distributions and
   Sale of Fund Shares                                    4.97%       0.42%          2.88%
---------------------------------------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees, expenses or taxes)       4.34%       7.71%          6.48%        Since 6/30/98
---------------------------------------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index(2)
(reflects no deduction for fees, expenses or taxes)      10.88%      -2.30%          2.54%        Since 6/30/98
---------------------------------------------------------------------------------------------------------------
Balanced Allocation Hybrid Benchmark Index(3)
(reflects no deduction for fees, expenses or taxes)       8.26%       1.70%          4.12%        Since 6/30/98
---------------------------------------------------------------------------------------------------------------


(1) The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

(2) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

(3) The Balanced Allocation Hybrid Benchmark Index is a blend of 60% S&P 500 Composite Stock Price Index and 40% Lehman U.S. Aggregate Bond Index, as calculated by the Adviser.

FUND FEES AND EXPENSES

See page 50 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT CONSERVATIVE ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL                  Current income and moderate capital
                                 appreciation consistent with preservation of capital

PRINCIPAL INVESTMENT STRATEGY    Investing in a combination of Underlying
                                 Allegiant Funds that, in turn, invest primarily in investment grade fixed income securities and, to a lesser extent, in U.S. and foreign common stocks and cash equivalents


PRINCIPAL RISKS                  Market risk, interest rate risk, credit risk,
                                 prepayment/extension risk, allocation risk, small companies risk, foreign risk, conflicts risk


PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Conservative Allocation Fund's investment objective is to provide current income and moderate capital appreciation consistent with the preservation of capital. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Allegiant Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page 104.

The Fund invests in Underlying Allegiant Funds in accordance with weightings determined by the Adviser. The Underlying Allegiant Funds invest directly in fixed income and equity securities in accordance with their own investment policies and strategies.


The Fund intends to invest 50% to 80% of its net assets in shares of Underlying Allegiant Funds that invest primarily in fixed income securities (Allegiant Bond and Allegiant Intermediate Bond Funds), 20% to 50% of its net assets in shares of Underlying Allegiant Funds that invest primarily in equity securities (Allegiant International Equity, Allegiant Large Cap Growth, Allegiant Large Cap Value, Allegiant Small Cap Growth and Allegiant Small Cap Value Funds), and 0% to 20% of its net assets in shares of the Allegiant Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Allegiant Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments.


The Fund's assets may be reallocated among the Underlying Allegiant Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Allegiant Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Allegiant Funds and allocation of the Fund's assets among them. The prices of fixed income securities in which some Underlying Allegiant Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Since some Underlying Allegiant Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

INTEREST RATE RISK. An investment in Underlying Allegiant Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Allegiant Fund's yield will decline due to falling interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Allegiant Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Allegiant Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Allegiant Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Allegiant Fund will suffer from the inability to invest in higher-yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Allegiant Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Allegiant Funds will not anticipate market trends successfully. For example, weighting Underlying Allegiant Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Allegiant Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. Since the Fund invests in Underlying Allegiant Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.


FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.


CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Allegiant Funds both because the fees payable to the Adviser by some Underlying Allegiant Funds are higher than fees payable by other Underlying Allegiant Funds and because the Adviser is also responsible for managing the Underlying Allegiant Funds. The Trustees and officers of Allegiant may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Allegiant Funds.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class I Shares from year to year.


CALENDAR YEAR TOTAL RETURNS


 2002            2003         2004
-5.82%          13.88%        4.86%

Best Quarter      8.26%    (6/30/03)
Worst Quarter    -5.01%    (9/30/02)


The Fund's year-to-date total return for Class I Shares through June 30, 2005 was 0.37%.


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX, THE S&P 500 COMPOSITE STOCK PRICE INDEX AND THE CONSERVATIVE ALLOCATION HYBRID BENCHMARK INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

-------------------------------------------------------------------------------------------------------
                                                                                             DATE OF
CLASS I SHARES                                                1 YEAR    SINCE INCEPTION     INCEPTION
-------------------------------------------------------------------------------------------------------
Allegiant Conservative Allocation Fund                                                       3/6/01
   Returns Before Taxes                                        4.86%        3.35%

   Returns After Taxes on Distributions                        4.20%        2.51%

   Returns After Taxes on Distributions and Sale
   of Fund Shares                                              3.15%        2.34%
-------------------------------------------------------------------------------------------------------
Lehman Intermediate U.S. Government/Credit Bond Index(1)
(reflects no deduction for fees, expenses or taxes)            3.04%        6.08%         Since 2/28/01
-------------------------------------------------------------------------------------------------------
S&P Composite Stock Price Index(2)
(reflects no deduction for fees, expenses or taxes)           10.88%        1.05%         Since 2/28/01
-------------------------------------------------------------------------------------------------------
Conservative Allocation Hybrid Benchmark Index(3)
(reflects no deduction for fees, expenses or taxes)            5.78%        4.32%         Since 2/28/01
-------------------------------------------------------------------------------------------------------

(1) The Lehman Intermediate U.S. Government/Credit Bond Index is a widely recognized index of government and corporate debt securities rated investment grade or better, with maturities of at least one year.


(2) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

(3) The Conservative Allocation Hybrid Benchmark Index is a blend of 35% S&P 500 Composite Stock Price Index and 65% Lehman Intermediate U.S. Government/Credit Bond Index, as calculated by the Adviser.

FUND FEES AND EXPENSES

See page 51 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                       AGGRESSIVE ALLOCATION FUND  BALANCED ALLOCATION FUND
-------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage
of offering price)                                None                       None
-------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)              None                       None
-------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and
Other Distributions (as a percentage
of offering price)                                None                       None
-------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                   None                       None
-------------------------------------------------------------------------------------------
Exchange Fee                                      None                       None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                          0.25%(1)                   0.75%
-------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees(2)                                   0.05%                      0.05%
-------------------------------------------------------------------------------------------

Other Expenses                                     ___%                       ___%
-------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                 ___%(1)                    ___%
-------------------------------------------------------------------------------------------
Indirect Underlying Fund Expenses                  ___%(3)                    N/A
-------------------------------------------------------------------------------------------
Total Fund Operating and Indirect
Expenses                                           ___%(3)                    N/A
-------------------------------------------------------------------------------------------


SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                       CONSERVATIVE ALLOCATION FUND
-------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage
of offering price)                                 None
-------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)               None
-------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and
Other Distributions (as a percentage
of offering price)                                 None
-------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                    None
-------------------------------------------------------------------
Exchange Fee                                       None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees(1)                        0.25%
-------------------------------------------------------------------
Distribution
(12b-1) Fees(2)                                    0.05%
-------------------------------------------------------------------

Other Expenses                                      ___%
-------------------------------------------------------------------
Total Annual Fund
Operating Expenses(1)                               ___%
-------------------------------------------------------------------
Indirect Underlying Fund Expenses(3)                ___%
-------------------------------------------------------------------
Total Fund Operating and Indirect
Expenses(3)                                         ___%
-------------------------------------------------------------------

(1) The Adviser waived its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                     ADVISORY     TOTAL
      FUND                             FEES     EXPENSES
      Aggressive Allocation Fund       0.00%      0.30%
      Conservative Allocation Fund     0.00%      0.28%


      The Adviser expects to continue waiving its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                     ADVISORY     TOTAL
      FUND                             FEES     EXPENSES
      Aggressive Allocation Fund       0.00%      0.30%
      Conservative Allocation Fund     0.00%      0.28%


      The Adviser intends to waive a portion of its advisory fee for the Balanced Allocation Fund during the current fiscal year to the extent necessary to maintain the stated Total Expenses for Class I Shares at ____%. These fee waivers are voluntary and may be revised or discontinued at any time.

(2) Represents actual Distribution (12b-1) Fees incurred by each Fund's Class I Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class I Shares but expects such reimbursements to be no more than 0.05% during the current fiscal year.

(3) Because the Aggressive Allocation Fund and Conservative Allocation Fund invest in other mutual funds, your investment in these Funds is also indirectly subject to the operating expenses of those mutual funds. Such expenses have typically ranged from 0.42% to 1.24% for Class I Shares of the Underlying Allegiant Funds, which is the only class of shares of the Underlying Allegiant Funds in which the Funds invest.

      The ratios of Indirect Underlying Fund Expenses shown in the table above are based on hypothetical allocations of Fund assets to Underlying Allegiant Funds as follows:

                                          Aggressive        Conservative
                                        Allocation Fund   Allocation Fund
                                        ---------------   ---------------
            International Equity Fund         0.00%             0.00%
            Large Cap Growth Fund            16.87%             8.33%
            Large Cap Value Fund             25.08%            12.39%
            Small Cap Growth Fund            18.75%             9.25%
            Small Cap Value Fund             18.87%             9.30%
            Bond Fund                        19.92%             0.00%
            Intermediate Bond Fund            0.00%            59.62%
            Money Market Fund                 0.51%             1.11%

      The allocations shown above are illustrative. Actual allocations may vary, which would affect the level of indirect expenses, favorably or unfavorably, to which a Fund is subject.

      Total Fund Operating and Indirect Expenses (after fee waivers for these Funds and for the Underlying Allegiant Funds) during the last fiscal year were:


            Aggressive Allocation Fund         ___%
            Conservative Allocation Fund       ___%


      Total Fund Operating and Indirect Expenses (after fee waivers for these Funds and for the Underlying Allegiant Funds) for the current fiscal year are expected to be:


            Aggressive Allocation Fund         ___%
            Conservative Allocation Fund       ___%


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Allegiant Asset Allocation Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                ------   -------   -------   --------
AGGRESSIVE ALLOCATION FUND*      $___     $___       $___      $___
BALANCED ALLOCATION FUND          ___      ___        ___       ___
CONSERVATIVE ALLOCATION FUND*     ___      ___        ___       ___


* The examples for the Allegiant Aggressive Allocation Fund and Allegiant Conservative Allocation Fund are based on total annual operating expenses for the Funds plus estimated indirect expenses of the Underlying Allegiant Funds. Actual expenses will vary depending upon the allocation of a Fund's assets among the various Underlying Allegiant Funds.

FIXED INCOME FUNDS

ALLEGIANT BOND FUND

FUND SUMMARY

INVESTMENT GOAL                 Current income as well as preservation of
                                capital

PRINCIPAL INVESTMENT STRATEGY   Investing in a diversified portfolio of
                                investment grade fixed income securities, which maintains a dollar-weighted average maturity of between four and twelve years

PRINCIPAL RISKS                 Market risk, interest rate risk, prepayment/
                                extension risk, credit risk, active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Bond Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between four and twelve years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.


Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Performance information before June 9, 2000 represents performance of the Parkstone Bond Fund which was reorganized into the Allegiant Bond Fund on that date.


This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


1995    1996   1997   1998    1999   2000   2001    2002   2003   2004
18.06%  3.47%  9.22%  7.58%  -1.80%  7.53%  7.42%  10.11%  4.05%  3.78%

Best Quarter      6.17%   (6/30/95)
Worst Quarter    -2.49%   (6/30/04)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was 2.59%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN U.S. AGGREGATE BOND INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------
CLASS I SHARES                                 1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------
Allegiant Bond Fund
   Returns Before Taxes                        3.78%     6.55%     6.83%

   Returns After Taxes on Distributions        2.34%     4.52%     4.55%

   Returns After Taxes on Distributions
   and Sale of Fund Shares                     2.44%     4.34%     4.43%
--------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees, expenses or
taxes)                                         4.34%     7.71%     7.72%
--------------------------------------------------------------------------


(1) The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

FUND FEES AND EXPENSES

See page 79 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT GOVERNMENT MORTGAGE FUND


FUND SUMMARY

INVESTMENT GOAL                      Current income as well as preservation of
                                     capital

PRINCIPAL INVESTMENT STRATEGY        Investing in mortgage-related securities
                                     issued or guaranteed by the U.S. government

PRINCIPAL RISKS                      Market risk, interest rate risk, prepayment
                                     /extension risk, credit risk, active
                                     trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Government Mortgage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund may invest the portion of its assets not subject to the 80% requirement stated above in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.


Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


Performance information before June 10, 2000 represents performance of the Parkstone U.S. Government Income Fund which was reorganized into the Allegiant Government Mortgage Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


1995    1996   1997   1998   1999   2000    2001   2002   2003   2004
13.77%  4.70%  8.11%  7.08%  1.23%  10.30%  7.61%  8.19%  2.13%  4.20%

Best Quarter      3.94%    (6/30/95)
Worst Quarter    -1.19%    (6/30/04)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was 2.10%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

-------------------------------------------------------------------------
CLASS I SHARES                                1 YEAR   5 YEARS   10 YEARS
-------------------------------------------------------------------------
Allegiant Government Mortgage Fund

   Returns Before Taxes                        4.20%     6.44%     6.67%

   Returns After Taxes on Distributions        2.44%     4.38%     4.14%

   Returns After Taxes on Distributions and
   Sale of Fund Shares                         2.70%     4.24%     4.11%
-------------------------------------------------------------------------
Lehman Mortgage-Backed Securities Index (1)
(reflects no deduction for fees, expenses
or taxes)                                      4.70%     7.14%     7.56%
-------------------------------------------------------------------------

(1) The Lehman Mortgage-Backed Securities Index is a widely-recognized index of mortgage-backed securities issued by GNMA, Freddie Mac, and FNMA. All securities in the index are rated AAA, with maturities of at least one year.


FUND FEES AND EXPENSES

See page 79 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT INTERMEDIATE BOND FUND

FUND SUMMARY

INVESTMENT GOAL                 High current income as well as preservation of
                                capital

PRINCIPAL INVESTMENT STRATEGY   Investing in investment grade fixed income
                                securities, while maintaining a dollar-weighted average maturity of between three and ten years

PRINCIPAL RISKS                 Market risk, interest rate risk,
                                prepayment/extension risk, credit risk, active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Intermediate Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in domestic and foreign investment grade bonds. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. and foreign governmental issuers and mortgage-backed and asset-backed securities. Corporate obligations include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.


Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


 1995   1996   1997   1998    1999   2000   2001   2002   2003   2004
15.74%  3.12%  6.94%  7.91%  -0.04%  6.78%  7.97%  9.84%  4.10%  2.73%

Best Quarter      5.41%    (6/30/95)
Worst Quarter    -2.39%    (6/30/04)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was 1.61%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

------------------------------------------------------------------------------
CLASS I SHARES                                     1 YEAR   5 YEARS   10 YEARS
------------------------------------------------------------------------------
Allegiant Intermediate Bond Fund

   Returns Before Taxes                             2.73%    6.25%      6.43%

   Returns After Taxes on Distributions             1.54%    4.36%      4.26%

   Returns After Taxes on Distributions and
   Sale of Fund Shares                              1.77%    4.17%      4.15%
------------------------------------------------------------------------------
Lehman Intermediate U.S. Government/Credit
Bond Index(1) (reflects no deduction for
fees,expenses or taxes)                             3.04%    7.21%      7.16%
------------------------------------------------------------------------------


(1) The Lehman Intermediate U.S. Government/Credit Bond Index is an unmanaged index which is representative of intermediate-term bonds.

FUND FEES AND EXPENSES

See page 80 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT LIMITED MATURITY BOND FUND

FUND SUMMARY

INVESTMENT GOAL                 Current income as well as preservation of
                                capital

PRINCIPAL INVESTMENT STRATEGY   Investing in investment grade fixed income
                                securities,while maintaining a dollar-weighted average maturity of between one and five years

PRINCIPAL RISKS                 Market risk, interest rate risk, prepayment/
                                extension risk, credit risk, active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Limited Maturity Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser considers a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains an average dollar-weighted portfolio maturity of between one and five years.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.


Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


1995   1996   1997   1998   1999   2000   2001   2002   2003   2004
7.69%  5.29%  6.43%  6.58%  3.20%  4.49%  9.20%  5.46%  2.33%  0.99%

Best Quarter      3.62%    (3/31/01)
Worst Quarter    -1.14%    (6/30/04)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was -1.00%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

------------------------------------------------------------------------------
CLASS I SHARES                                  1 YEAR      5 YEARS   10 YEARS
------------------------------------------------------------------------------
Allegiant Limited Maturity Bond Fund

   Returns Before Taxes                          0.99%       4.46%      5.14%
   Returns After Taxes on Distributions          0.05%       2.78%      3.10%
   Returns After Taxes on Distributions and
   Sale of Fund Shares                           0.64%       2.77%      3.11%
------------------------------------------------------------------------------
Merrill Lynch 1-3 Year U.S. Corporate/
Government Index(1) (reflects no deduction
for fees, expenses or taxes)                     1.21%       5.32%      5.95%
------------------------------------------------------------------------------


(1) The Merrill Lynch 1-3 year U.S. Corporate/Government Index is a market capitalization weighted index including U.S. Treasury and Agency bonds and U.S. fixed coupon investment grade corporate bonds (U.S. domestic and Yankee/global bonds). U.S. Treasury bonds must have at least $1 billion face value outstanding and agency and corporate bonds must have at least $150 million face value outstanding to be included in the index. Both total return and price returns are calculated daily. Prices are taken as of approximately 3 p.m. Eastern Time. Quality range is BBB3-AAA based on composite Moody and S&P ratings. Maturities for all bonds are greater than or equal to one year and less than three years. Floaters, Equipment Trust Certificates, and Title 11 securities are excluded.

      FUND FEES AND EXPENSES

      See page 80 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT TOTAL RETURN ADVANTAGE FUND

FUND SUMMARY

INVESTMENT GOAL                    Current income as well as preservation of
                                   capital

PRINCIPAL INVESTMENT STRATEGY      Investing in investment grade fixed income
                                   securities,while maintaining an average
                                   dollar-weighted maturity of between four and twelve years

PRINCIPAL RISKS                    Market risk, credit risk, interest rate risk,
                                   prepayment/extension risk, active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Total Return Advantage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in investment grade debt securities. The Fund invests primarily in fixed income securities of all types, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 15% of its assets in fixed income securities that are unrated or rated below investment grade, sometimes known as "junk bonds." The Fund does not intend to invest in junk bonds rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality as determined by the Adviser. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of the shareholders. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains an average dollar-weighted maturity of between four and twelve years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities.

Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends on a timely basis and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


 1995    1996    1997    1998     1999    2000     2001    2002     2003   2004
19.18%   3.11%   8.91%   9.05%   -2.95%   12.38%   7.28%   11.09%   5.12%  3.90%

Best Quarter      6.90%    (6/30/95)
Worst Quarter    -3.04%    (6/30/04)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was 3.07%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN U.S. GOVERNMENT/CREDIT BOND INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------------------
CLASS I SHARES                                1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------
Allegiant Total Return Advantage Fund

   Returns Before Taxes                        3.90%    7.90%      7.56%

   Returns After Taxes on Distributions        2.33%    5.67%      4.91%
   Returns After Taxes on Distributions and
   Sale of Fund Shares                         2.63%    5.45%      4.83%
--------------------------------------------------------------------------
Lehman U.S. Government/Credit Bond Index(1)
(reflects no deduction for fees, expenses
or taxes)                                      4.19%    8.00%      7.80%
--------------------------------------------------------------------------


(1) The Lehman U.S. Government/Credit Bond Index is a widely recognized index of government and corporate debt securities rated investment grade or better, with maturities of at least one year.

FUND FEES AND EXPENSES

See page 81 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT ULTRA SHORT BOND FUND


FUND SUMMARY

INVESTMENT GOAL                   High current income while preserving capital

PRINCIPAL INVESTMENT STRATEGY     Investing in high-quality fixed income
                                  securities with an average maturity of 9 to 15 months

PRINCIPAL RISKS                   Market risk, credit risk, interest rate risk,
                                  prepayment/extension risk, active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Ultra Short Bond Fund's investment objective is to obtain high current income while preserving capital. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities, primarily U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund normally intends to maintain an average portfolio duration of 0.8 to 1.2 years. Duration measures price volatility by estimating the change in price of a debt security in response to changes in interest rates. For example, with a rise of 1% in interest rates, a bond's value may be expected to fall approximately 1% for each year of its duration. Thus the higher the Fund's duration, the more volatile the price of its shares will be. The Adviser may adjust the Fund's average duration within the 0.8 to 1.2 year range to take advantage of expected changes in interest rates.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will primarily seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships, represent an attractive valuation. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, or be of comparable quality if unrated. If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the interests of investors to sell. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.


Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


2003   2004
1.76%  1.05%

Best Quarter      0.73%    (3/31/03)
Worst Quarter    -0.25%    (6/30/04)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was 1.01%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX AND THE MERRILL LYNCH 1 YEAR U.S. TREASURY INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

-------------------------------------------------------------------------------------------
CLASS I SHARES                                 1 YEAR   SINCE INCEPTION   DATE OF INCEPTION
-------------------------------------------------------------------------------------------
Allegiant Ultra Short Bond Fund                                                12/2/02

   Returns Before Taxes                         1.05%        1.60%

   Returns After Taxes on Distributions         0.37%        0.95%
   Returns After Taxes on Distributions and
   Sale of Fund Shares                          0.68%        0.99%
-------------------------------------------------------------------------------------------
Merrill Lynch 1-3 year U.S.
Corporate/Government Index(1)
(reflects no deduction for fees, expenses
or taxes)                                       0.82%        1.27%         Since 11/30/02
-------------------------------------------------------------------------------------------
Merrill Lynch 1 Year U.S. Treasury Index
(2,3)
(reflects no deduction for fees, expenses
or taxes                                        0.82%        1.27%         Since 11/30/02
--------------------------------------------------------------------------------------------


(1) The Merrill Lynch 1-3 year U.S. Corporate/Government Index is a market capitalization weighted index including U.S. Treasury and Agency bonds and U.S. fixed coupon investment grade corporate bonds (U.S. domestic and Yankee/global bonds). U.S. Treasury bonds must have at least $1 billion face value outstanding and agency and corporate bonds must have at least $150 million face value outstanding to be included in the index. Both total return and price returns are calculated daily. Prices are taken as of approximately 3 p.m. Eastern Time. Quality range is BBB3-AAA based on composite Moody and S&P ratings. Maturities for all bonds are greater than or equal to one year and less than three years. Floaters, Equipment Trust Certificates, and Title 11 securities are excluded.

(2) The Merrill Lynch 1 Year U.S. Treasury Index, a market capitalization weighted index including U.S. Treasuries, is an unmanaged index not available for direct investment.

(3) On November 19, 2004, the Fund's benchmark was changed to the Merrill Lynch 1 Year U.S. Treasury Index. The Adviser feels that this index more appropriately reflects the type and duration of securities held in the portfolio and provides the best comparative performance information.

FUND FEES AND EXPENSES

See page 81 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                BOND FUND   GOVERNMENT MORTGAGE FUND
------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage of
offering price)                                   None               None
------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)              None               None
------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                   None               None
------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                   None               None
------------------------------------------------------------------------------------
Exchange Fee                                      None               None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                          0.55%              0.55%(2)
------------------------------------------------------------------------------------
Distribution
(12b-1) Fees(1)                                   0.05%              0.05%
------------------------------------------------------------------------------------

Other Expenses                                      __%                __%
------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                  __%                __%(2)
------------------------------------------------------------------------------------


SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                INTERMEDIATE BOND FUND   LIMITED MATURITY BOND FUND
---------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage of
offering price)                                          None                       None
---------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                     None                       None
---------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                          None                       None
---------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                          None                       None
---------------------------------------------------------------------------------------------------
Exchange Fee                                             None                       None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees(2)                              0.55%                      0.45%
---------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees(1)                             0.05%                      0.05%
---------------------------------------------------------------------------------------------------

Other Expenses                                            ___%                       ___%
---------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(2)                                     ___%                       ___%
---------------------------------------------------------------------------------------------------


SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                TOTAL RETURN ADVANTAGE FUND   ULTRA SHORT BOND FUND
---------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage of
offering price)                                             None                      None
---------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                        None                      None
---------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                             None                      None
---------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                             None                      None
---------------------------------------------------------------------------------------------------
Exchange Fee                                                None                      None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees(2)                                 0.55%                     0.40%
---------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees(1)                                0.05%                     0.02%
---------------------------------------------------------------------------------------------------

Other Expenses                                               ___%                      ___%
---------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(2)                                        ___%                      ___%
---------------------------------------------------------------------------------------------------


(1) Represents actual Distribution (12b-1) Fees incurred by each Fund's Class I Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class I Shares but expects such reimbursements to be no more than 0.05% (0.02% for the Ultra Short Bond Fund) during the current fiscal year.

(2) The Adviser waived a portion of its advisory fees for certain Funds during the last fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:


                                    ADVISORY    TOTAL
      FUND                            FEES     EXPENSES
      Government Mortgage Fund        0.40%      ___%
      Intermediate Bond Fund          0.40%      ___%
      Limited Maturity Fund           0.35%      ___%
      Total Return Advantage Fund     0.40%      ___%
      Ultra Short Bond Fund           0.20%      ___%


      The Adviser expects to continue waiving a portion of its advisory fees for these Funds during the current fiscal year. After these fee waivers, these Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:


                                    ADVISORY     TOTAL
      FUND                            FEES     EXPENSES
      Government Mortgage Fund        0.40%      ___%
      Intermediate Bond Fund          0.40%      ___%
      Limited Maturity Fund           0.35%      ___%
      Total Return Advantage Fund     0.40%      ___%
      Ultra Short Bond Fund           0.20%      ___%

      These fee waivers are voluntary and may be revised or discontinued at any time.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Allegiant Fixed Income Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                              ------   -------   -------   --------
BOND FUND                      $___     $___       $___      $___
GOVERNMENT MORTGAGE FUND        ___      ___        ___       ___
INTERMEDIATE BOND FUND          ___      ___        ___       ___
LIMITED MATURITY BOND FUND      ___      ___        ___       ___
TOTAL RETURN ADVANTAGE FUND     ___      ___        ___       ___
ULTRA SHORT BOND FUND           ___      ___        ___       ___

TAX FREE BOND FUNDS


ALLEGIANT INTERMEDIATE TAX EXEMPT BOND FUND


FUND SUMMARY

INVESTMENT GOAL                   Current income exempt from federal income tax
                                  as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY     Investing in municipal obligations that pay
                                  interest that is exempt from federal income tax

PRINCIPAL RISKS                   Market risk, interest rate risk, credit
                                  risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Intermediate Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in bonds that generate income exempt from federal income tax (including the federal alternative minimum tax). Fund dividends may be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes, such as those derived from occasional taxable investments and distributions of short and long-term capital gains.

The Fund invests in a variety of municipal debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.


The Fund primarily invests in investment grade securities. Investment grade municipal securities are those rated in one of the four highest rating categories as determined by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders. The Fund normally will maintain a dollar-weighted average effective maturity of between three and ten years.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The performance of Class I Shares of the Allegiant Intermediate Tax Exempt Bond Fund for the period prior to April 9, 1998 is represented by the performance of a common trust fund which operated prior to the effectiveness of the registration statement of the Intermediate Tax Exempt Bond Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the Intermediate Tax Exempt Bond Fund's inception as a registered mutual fund, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as those of the Fund. In connection with the Intermediate Tax Exempt Bond Fund's commencement of operations as a registered mutual fund, the common trust fund transferred its assets to the Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the Intermediate Tax Exempt Bond Fund.

The common trust fund was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the common trust fund, which are separate and distinct from the Intermediate Tax Exempt Bond Fund, do not represent past performance of the Fund, and should not be considered as representative of future results of the Fund.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


 1995    1996    1997    1998    1999    2000    2001    2002    2003    2004
14.05%  -1.07%   6.57%   5.95%  -1.12%   8.99%   4.52%   8.54%   3.99%   2.21%

Best Quarter      3.74%    (6/30/02)
Worst Quarter    -2.11%    (6/30/04)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was 1.35%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN 7 YEAR MUNICIPAL BOND INDEX. AFTER-TAX RETURNS ARE SHOWN ONLY SINCE THE FUND COMMENCED OPERATIONS AS A REGISTERED MUTUAL FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

-----------------------------------------------------------------------------------------------------------
                                                                                                DATE OF
                                                                       SINCE COMMENCEMENT   COMMENCEMENT AS
CLASS I SHARES                           1 YEAR   5 YEARS   10 YEARS   AS REGISTERED FUND   REGISTERED FUND
-----------------------------------------------------------------------------------------------------------
Allegiant Intermediate Tax Exempt Bond
Fund                                                                                            4/9/98
   Returns Before Taxes                   2.21%    5.62%      ___%(1)        4.71%
   Returns After Taxes on
   Distributions                          2.21%    5.62%      N/A(2)         6.42%
   Returns After Taxes on
   Distributions and Sale of Fund
   Shares                                 2.82%    5.43%      N/A(2)         6.40%
-----------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index(3)
(reflects no deduction for fees,
expenses or taxes)                        3.15%    6.61%     6.48%           5.60%           Since 3/31/98
-----------------------------------------------------------------------------------------------------------


(1) Performance for periods prior to the Fund's commencement of operations as a registered mutual fund reflects performance of the predecessor common trust fund described above.

(2) After-tax returns for periods prior to commencement of operations as a registered mutual fund are not available.

(3) The Lehman 7-Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

FUND FEES AND EXPENSES

See page 96 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND


FUND SUMMARY

INVESTMENT GOAL                 Current income exempt from federal income tax
                                and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY   Investing in municipal obligations that pay
                                interest that is exempt from federal and Michigan state income taxes

PRINCIPAL RISKS                 Market risk, interest rate risk, credit risk,
                                single state risk, non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Michigan Intermediate Municipal Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital. Such income may be subject to the federal alternative minimum tax when received by certain shareholders. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in debt securities issued by or on behalf of the State of Michigan, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Michigan state income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Michigan municipal bonds). As a matter of fundamental policy, the Fund normally invests at least 80% of the value of its net assets plus any borrowings for investment purposes in Michigan municipal bonds. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Michigan residents.


In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of its shareholders. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Michigan municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Michigan makes the Fund susceptible to economic, political and regulatory events that affect Michigan.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone Michigan Municipal Bond Fund which was reorganized into the Allegiant Michigan Intermediate Municipal Bond Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


 1995   1996   1997   1998    1999    2000   2001   2002   2003   2004
13.63%  3.03%  7.19%  5.00%  -1.34%   8.90%  4.62%  8.33%  4.09%  1.84%

Best Quarter      5.25%    (3/31/95)
Worst Quarter    -1.95%    (6/30/99)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was 0.92%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

----------------------------------------------------------------------------
CLASS I SHARES                                   1 YEAR   5 YEARS   10 YEARS
----------------------------------------------------------------------------
Allegiant Michigan Intermediate
Municipal Bond Fund

   Returns Before Taxes                           1.84%    5.52%     5.45%

   Returns After Taxes on Distributions           1.82%    5.50%     5.40%

   Returns After Taxes on Distributions and
   Sale of Fund Shares                            2.77%    5.39%     5.34%
----------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index(1)
(reflects no deduction for fees, expenses or
taxes)                                            3.15%    6.61%     6.48%
----------------------------------------------------------------------------


(1) The Lehman 7-Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

FUND FEES AND EXPENSES

See page 96 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT OHIO INTERMEDIATE TAX EXEMPT BOND FUND


FUND SUMMARY

INVESTMENT GOAL                 Current income exempt from federal income tax
                                and, to the extent possible, Ohio personal income taxes, consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY   Investing in municipal obligations that pay
                                interest that is exempt from federal income and Ohio personal income taxes

PRINCIPAL RISKS                 Market risk, interest rate risk, credit risk,
                                single state risk, non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Ohio Intermediate Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with the conservation of capital. The investment objective may be changed without a shareholder vote.

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities issued by the State of Ohio, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income taxes (including the federal alternative minimum tax) and Ohio personal income taxes (Ohio municipal bonds). Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Ohio residents. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.


The Fund invests primarily in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders. The Fund normally will maintain an average weighted effective maturity of between three and ten years.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Ohio municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Ohio makes the Fund susceptible to economic, political and regulatory events that affect Ohio.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


 1995   1996   1997   1998    1999   2000   2001   2002   2003   2004
13.44%  3.93%  7.24%  5.44%  -1.11%  8.77%  4.46%  8.79%  3.77%  2.08%

Best Quarter      5.13%    (3/31/95)
Worst Quarter    -1.92%    (6/30/99)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was 1.24%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

------------------------------------------------------------------------
CLASS I SHARES                                1 YEAR  5 YEARS   10 YEARS
------------------------------------------------------------------------
Allegiant Ohio Intermediate Tax Exempt Bond
Fund

   Returns Before Taxes                        2.08%   5.54%      5.61%
   Returns After Taxes on Distributions        2.08%   5.54%      5.60%
   Returns After Taxes on Distributions
   and Sale of Fund Shares                     2.66%   5.36%      5.49%
------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index(1)
(reflects no deduction for fees, expenses or
taxes)                                         3.15%   6.61%      6.48%
------------------------------------------------------------------------


(1) The Lehman 7-Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

FUND FEES AND EXPENSES

See page 97 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND


FUND SUMMARY

INVESTMENT GOAL                  Current income exempt from both regular federal
                                 income tax and, to the extent possible,
                                 Pennsylvania personal income tax as is
                                 consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY    Investing in municipal obligations that pay
                                 interest that is exempt from federal income and Pennsylvania personal income taxes

PRINCIPAL RISKS                  Market risk, interest rate risk, credit risk,
                                 single state risk, non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Pennsylvania Intermediate Municipal Bond Fund's investment objective is to provide current income exempt from regular federal income tax and, to the extent possible, from Pennsylvania personal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in debt securities issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal income and Pennsylvania personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Pennsylvania municipal bonds). As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in Pennsylvania municipal bonds.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.


The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders. The Fund normally will maintain an average weighted portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that Pennsylvania municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Pennsylvania makes the Fund susceptible to economic, political and regulatory events that affect Pennsylvania.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


1995   1996    1997    1998     1999    2000    2001    2002    2003    2004
9.93%  3.91%   6.94%   5.62%   -0.96%   8.77%   4.44%   8.20%   3.89%   2.02%

Best Quarter      3.86%    (9/30/02)
Worst Quarter    -2.12%    (6/30/04)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was 1.28%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS I SHARES FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

-------------------------------------------------------------------------------
CLASS I SHARES                                     1 YEAR   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Allegiant Pennsylvania Intermediate
Municipal Bond Fund

   Returns Before Taxes                              2.02%    5.43%       5.23%

   Returns After Taxes on Distributions              2.02%    5.43%       5.21%

   Returns After Taxes on Distributions and Sale
   of Fund Shares                                    2.51%    5.26%       5.12%
-------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index(1)
(reflects no deduction for fees, expenses or taxes)  3.15%    6.61%       6.48%
-------------------------------------------------------------------------------


(1) The Lehman 7-Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

FUND FEES AND EXPENSES

See page 97 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                       INTERMEDIATE TAX EXEMPT   MICHIGAN INTERMEDIATE
                                             BOND FUND            MUNICIPAL BOND FUND
--------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)                  None                      None
--------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load)(as a percentage of net asset
value)                                         None                      None
--------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                None                      None
--------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                None                      None
--------------------------------------------------------------------------------------
Exchange Fee                                   None                      None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees(1)                    0.55%                     0.55%
--------------------------------------------------------------------------------------
Distribution
(12b-1) Fees(2)                                0.05%                     0.05%
--------------------------------------------------------------------------------------

Other Expenses                                  ___%                      ___%
--------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(1)         ___%                      ___%
--------------------------------------------------------------------------------------


SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                        OHIO INTERMEDIATE TAX    PENNSYLVANIA INTERMEDIATE
                                           EXEMPT BOND FUND         MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases (as a percentage of
offering price)                                 None                      None
------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)            None                      None
------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                 None                       None
------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                 None                       None
------------------------------------------------------------------------------------------
Exchange Fee                                    None                       None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees(1)                     0.55%                      0.55%
------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees(2)                                 0.05%                      0.05%
------------------------------------------------------------------------------------------

Other Expenses                                   ___%                       ___%
------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(1)          ___%                       ___%
------------------------------------------------------------------------------------------


(1) The Adviser waived a portion of its advisory fees for each Fund during the last fiscal year. After these fee waivers, each Fund's Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:


                                         ADVISORY     TOTAL
      FUND                                 FEES      EXPENSES
      Intermediate Tax Exempt Bond
      Fund                                 0.40%        ___%
      Michigan Intermediate Municipal
      Bond Fund                            0.40%        ___%
      Ohio Intermediate Tax Exempt
      Bond Fund                            0.40%        ___%
      Pennsylvania Intermediate
      Municipal Bond Fund                  0.40%        ___%


The Adviser expects to continue waiving a portion of its advisory fees for the Funds during the current fiscal year. After these fee waivers, each Fund's Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                                ADVISORY     TOTAL
      FUND                                        FEES      EXPENSES
      Intermediate Tax Exempt Bond Fund           0.40%        ___%
      Michigan Intermediate Municipal Bond
      Fund                                        0.40%        ___%
      Ohio Intermediate Tax Exempt Bond Fund      0.40%        ___%
      Pennsylvania Intermediate Municipal
      Bond Fund                                   0.40%        ___%


These fee waivers are voluntary and may be revised or discontinued at any time.

(2) Represents actual Distribution (12b-1) Fees incurred by each Fund's Class I Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class I Shares but expects such reimbursements to be no more than 0.05% during the current fiscal year.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Allegiant Tax Free Bond Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                       ------    -------    -------    --------
INTERMEDIATE TAX EXEMPT BOND FUND $ __ $ ___ $ ___ $ ___ MICHIGAN INTERMEDIATE MUNICIPAL
BOND FUND                                  __        ___        ___         ___
OHIO INTERMEDIATE TAX EXEMPT BOND
FUND                                       __        ___        ___         ___
PENNSYLVANIA INTERMEDIATE MUNICIPAL
BOND FUND                                  __        ___        ___         ___

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. The Funds' Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The Aggressive Allocation and Conservative Allocation Funds indirectly may be subject to the risks applicable to the Underlying Allegiant Funds in which they may invest (i.e., the Allegiant International Equity, Allegiant Large Cap Growth, Allegiant Large Cap Value, Allegiant Small Cap Growth, Allegiant Small Cap Value, Allegiant Bond, Allegiant Intermediate Bond and Allegiant Money Market Funds). See "Information About the Underlying Allegiant Money Market Fund" on page 106 for information about the principal investment strategies and risks for the Allegiant Money Market Fund, which is offered for sale in a separate prospectus. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Statement of Additional Information, which is available on the Funds' website. The following chart indicates the specific types of investments in which each Fund primarily invests.

------------------------------------------------------------------------------------------------------------------------------------
                                                                              High-Yield
                                               Exchange   Fixed                 Lower                 Asset-    Mortgage-
                          Equity   Convertible  Trade     Income   Government   Rated     Municipal   Backed     Backed    Foreign
                        Securities  Securities  Funds   Securities Securities Securities Securities Securities Securities Securities
------------------------------------------------------------------------------------------------------------------------------------
ALLEGIANT
INTERNATIONAL EQUITY
FUND                        X                      X                                                                          X
------------------------------------------------------------------------------------------------------------------------------------
ALLEGIANT LARGE CAP
CORE EQUITY FUND            X                      X
------------------------------------------------------------------------------------------------------------------------------------
ALLEGIANT LARGE CAP
GROWTH FUND                 X                      X
------------------------------------------------------------------------------------------------------------------------------------
ALLEGIANT LARGE CAP
VALUE FUND                  X                      X
------------------------------------------------------------------------------------------------------------------------------------
ALLEGIANT MID CAP
GROWTH FUND                 X                      X
------------------------------------------------------------------------------------------------------------------------------------
ALLEGIANT MID CAP
VALUE FUND                  X                      X
------------------------------------------------------------------------------------------------------------------------------------
ALLEGIANT S&P 500
INDEX FUND                  X                      X
------------------------------------------------------------------------------------------------------------------------------------
ALLEGIANT SMALL CAP
CORE FUND                   X                      X
------------------------------------------------------------------------------------------------------------------------------------
ALLEGIANT SMALL CAP
GROWTH FUND                 X                      X
------------------------------------------------------------------------------------------------------------------------------------
ALLEGIANT SMALL CAP
VALUE FUND                  X                      X
------------------------------------------------------------------------------------------------------------------------------------
ALLEGIANT AGGRESSIVE
ALLOCATION FUND             X                      X        X          X                                X          X
------------------------------------------------------------------------------------------------------------------------------------
ALLEGIANT BALANCED
ALLOCATION FUND             X           X          X        X          X                                X          X          X
------------------------------------------------------------------------------------------------------------------------------------
ALLEGIANT CONSERVATIVE
ALLOCATION FUND             X                      X        X          X                                X          X
------------------------------------------------------------------------------------------------------------------------------------
ALLEGIANT BOND FUND                                X        X          X                                X          X
------------------------------------------------------------------------------------------------------------------------------------
ALLEGIANT GOVERNMENT                               X        X          X                                X          X
MORTGAGE FUND
------------------------------------------------------------------------------------------------------------------------------------
ALLEGIANT INTERMEDIATE
BOND FUND                                          X        X          X                                X          X
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                              High-Yield
                                               Exchange   Fixed                 Lower                 Asset-    Mortgage-
                          Equity   Convertible  Traded    Income   Government   Rated     Municipal   Backed     Backed    Foreign
                        Securities  Securities  Funds   Securities Securities Securities Securities Securities Securities Securities
------------------------------------------------------------------------------------------------------------------------------------
ALLEGIANT LIMITED
MATURITY BOND FUND                                 X        X          X                                X          X
------------------------------------------------------------------------------------------------------------------------------------
ALLEGIANT TOTAL RETURN
ADVANTAGE FUND                                     X        X          X          X                     X          X
------------------------------------------------------------------------------------------------------------------------------------
ALLEGIANT ULTRA SHORT
BOND FUND                                          X        X          X                                X          X
------------------------------------------------------------------------------------------------------------------------------------
ALLEGIANT INTERMEDIATE
TAX EXEMPT BOND FUND                                        X                                X
------------------------------------------------------------------------------------------------------------------------------------
ALLEGIANT MICHIGAN
INTERMEDIATE MUNICIPAL
BOND FUND                                                   X                                X
------------------------------------------------------------------------------------------------------------------------------------
ALLEGIANT OHIO
INTERMEDIATE TAX
EXEMPT BOND FUND                                            X                                X
------------------------------------------------------------------------------------------------------------------------------------
ALLEGIANT PENNSYLVANIA
INTERMEDIATE MUNICIPAL
BOND FUND                                                   X                                X
------------------------------------------------------------------------------------------------------------------------------------

EQUITY SECURITIES

Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

CONVERTIBLE SECURITIES

Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.



EXCHANGE-TRADED FUNDS


Each Fund (except the Intermediate Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund, and Pennsylvania Intermediate Municipal Bond Fund) may invest in various types of exchange-traded funds ("ETFs"). ETFs own stocks included in a particular index and changes in the market price of ETFs (before deducting the ETFs' expenses) are generally expected to track the movement of the associated index relatively closely. However, the price movement of ETFs may not perfectly parallel the price action of the associated indices. To the extent a Fund invests in ETFs, shareholders of the Fund may be subject to duplicative management fees. ETFs include iShares(SM), Standard & Poor's Depositary Receipts(TM) ("SPDRs"), S&P Sector SPDRs, DIAMONDS, and other security baskets. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values ("NAVs") of their underlying indices and supply and demand of iShares on the American Stock Exchange ("AMEX"). However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy. SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index. S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average. The Investment Company Act of 1940, as amended ("1940 Act"), limits investments by registered investment companies in the securities of other investment companies. However, a Fund may invest in ETFs in excess of these limits in accordance with SEC exemptive relief granted to such ETFs.

FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.


GOVERNMENT SECURITIES


As part of their principal investment strategies, each of the Allegiant Balanced Allocation Fund, Allegiant Bond Fund, Allegiant Intermediate Bond Fund, Allegiant Limited Maturity Bond Fund, Allegiant Ultra Short Bond Fund and Allegiant Total Return Advantage Fund, Allegiant Aggressive Allocation Fund, Allegiant Conservative Allocation Fund and Allegiant Government Mortgage Fund may invest in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.

o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

MUNICIPAL SECURITIES

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

ASSET-BACKED SECURITIES

Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o A Fund may incur substantial costs in connection with conversions between various currencies.

o A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

THE FUND OF FUNDS STRUCTURE OF THE AGGRESSIVE ALLOCATION AND CONSERVATIVE ALLOCATION FUNDS

Each of the Aggressive Allocation and Conservative Allocation Funds is structured as a "fund of funds," which means that each Fund attempts to implement its investment strategies by investing in Underlying Allegiant Funds.

Each Fund has its own distinct risk and reward characteristics, investment objectives, policies and strategies. The Adviser constructs and maintains asset allocation strategies for the Funds. The degree to which a Fund is invested in the particular market segments and/or asset classes represented by the Underlying Allegiant Funds varies, as does the investment risk and reward potential represented by each Fund. Because of the historical lack of correlation between various asset classes, an investment in the Funds may reduce an investor's overall level of volatility. As a result, an asset allocation strategy may reduce risk.

In managing the Funds, the Adviser focuses on three key principles: asset allocation, portfolio structure, and continuous Fund management. Asset allocation across appropriate asset classes (i.e., the Underlying Allegiant Funds) is the central theme of Allegiant's investment philosophy. The Adviser seeks to reduce risk by investing in Underlying Allegiant Funds that are diversified within each asset class. Finally, the Adviser regularly rebalances to ensure that the appropriate mix of assets is constantly in place.

Each Fund reserves the ability to convert from the fund of funds structure in the future and to invest directly in the types of securities in which the Underlying Allegiant Funds invest. Shareholders will be notified in advance before the structure of a Fund is changed.

You may invest in the Underlying Allegiant Funds directly. By investing in the Underlying Allegiant Funds indirectly through the Funds, you will incur not only a proportionate share of the expenses of the Underlying Allegiant Funds held by the Funds, but also expenses of the Funds.

Each Underlying Allegiant Fund other than the Allegiant Money Market Fund is offered for sale by and described in this prospectus. Please see the following section for a description of the Allegiant Money Market Fund, which is offered for sale in a separate prospectus.

INFORMATION ABOUT THE UNDERLYING ALLEGIANT MONEY MARKET FUND

The Allegiant Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.


The Fund invests in a variety of high quality, short-term, U.S. dollar-denominated money market securities, including certificates of deposit, time deposits and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a sovereign debt rating in the highest short-term ratings category by at least two nationally recognized statistical rating organizations (NRSROs) or, if only one NRSRO has rated such debt then by that NRSRO (or, if unrated, determined by the Adviser to be of comparable quality).

The Fund also may invest in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government and in repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser. The Fund invests at least 95% of its total assets in securities rated in the highest rating category by one or more NRSROs or, if unrated, determined by the Adviser to be of comparable quality.


In selecting investments for the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

An investment in the Fund carries the following principal risks:

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.


THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004.

-------------------------------------------------------------
CLASS I SHARES                 1 YEAR    5 YEARS    10 YEARS
-------------------------------------------------------------
Allegiant Money Market Fund     0.96%     2.65%       3.96%
-------------------------------------------------------------


MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section for each Fund are those that the Funds use under normal circumstances. Each Fund (except the Aggressive Allocation and Conservative Allocation Funds) also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See the Statement of Additional Information for more detail on the investments and strategies used by the Funds.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

In fulfilling the 80% investment requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of a Fund's principal investment strategies. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in the Statement of Additional Information.

Each Equity Fund may invest in foreign securities. The International Equity Fund invests in foreign securities as part of its principal investment strategy. The S&P 500 Index Fund will only invest in foreign securities if they are included in the S&P 500 Composite Stock Price Index. Each other Equity Fund may invest in foreign securities, but these Funds do not use such investments as part of their principal investment strategies.

Allegiant has obtained an order from the SEC that allows the Funds to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Allegiant and Allegiant Advantage Fund. A Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets. The Aggressive Allocation and Conservative Allocation Funds' investments in money market funds offered by Allegiant are limited to investments in the Allegiant Money Market Fund, in accordance with each such Fund's investment policies.

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. Because they use different investment strategies, the Funds carry different levels of share price volatility. TAX EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS AND THE BENEFITS OF THE TAX EXEMPTION CANNOT BE REALIZED IN A TAX-DEFERRED ACCOUNT. Please consult your financial adviser for help in deciding which Fund is right for you.

-----------------------------------------------------------------------------------------------------------------------

                                  EQUITY FUNDS

-----------------------------------------------------------------------------------------------------------------------
FUND                                            MAY BE APPROPRIATE FOR . . .
-----------------------------------------------------------------------------------------------------------------------
International Equity Fund                       Investors seeking capital appreciation who are willing to accept the risks of investing in a fund that invests primarily in common stocks of foreign companies
-----------------------------------------------------------------------------------------------------------------------
Large Cap Core Equity Fund                      Investors seeking capital appreciation who are willing to accept the risks of investing in a fund that invests primarily in common stocks
-----------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund                           Investors seeking capital appreciation who are willing to accept the risks of investing in a fund that invests primarily in
                                                growth-oriented common stocks of large cap companies
-----------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                            Investors seeking capital appreciation who are willing to accept the risks of investing in a fund that invests primarily in value-oriented common stocks of large cap companies
-----------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                             Investors seeking capital appreciation who are willing to accept the risks of investing in a fund that invests primarily in
                                                growth-oriented common stocks of mid cap companies
-----------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                              Investors seeking capital appreciation who are willing to accept the risks of investing in a fund that invests primarily in value-oriented common stocks of mid cap companies
-----------------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                              Investors seeking returns similar to those of the S&P 500 Composite
                                                Stock Price Index who are willing to accept the risks of investing in a fund that invests primarily in common stocks
-----------------------------------------------------------------------------------------------------------------------
Small Cap Core Fund                             Investors seeking capital appreciation who are willing to accept the risks of investing in a fund that invests primarily in common stocks of small cap companies
-----------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                           Investors seeking capital appreciation who are willing to accept the risks of investing in a fund that invests primarily in
                                                growth-oriented common stocks of small cap companies
-----------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                            Investors seeking capital appreciation who are willing to accept the risks of investing in a fund that invests primarily in value-oriented common stocks of small cap companies
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

                             ASSET ALLOCATION FUNDS

-----------------------------------------------------------------------------------------------------------------------
FUND                                            MAY BE APPROPRIATE FOR . . .
-----------------------------------------------------------------------------------------------------------------------
Aggressive Allocation Fund                      Investors seeking capital growth with the potential for above average total returns (as measured by the returns of the S&P 500 Composite
                                                Stock Price Index) who are willing to accept the risks of investing in a fund that may allocate a high percentage of its assets in
                                                Underlying Allegiant Funds that focus their investments in equity securities
-----------------------------------------------------------------------------------------------------------------------

Balanced Allocation Fund                        Investors seeking broad diversification by asset class and style to manage risk and provide the potential for above average total returns
                                                (as measured by the returns of the S&P 500 Index and the Lehman U.S.
                                                Aggregate Bond Index)
-----------------------------------------------------------------------------------------------------------------------
Conservative Allocation Fund                    Investors seeking current income with the potential for above average total returns (as measured by the returns of the Lehman Intermediate
                                                U.S. Government/Credit Bond Index) who are willing to accept the risks of investing in a fund that may allocate a high percentage of its assets in Underlying Allegiant Funds that focus their investments in fixed income securities
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                               FIXED INCOME FUNDS
-----------------------------------------------------------------------------------------------------------------------

FUND                                            MAY BE APPROPRIATE FOR . . .
-----------------------------------------------------------------------------------------------------------------------
Bond Fund                                       Investors seeking current income who are willing to accept the risks of investing in a fund that invests primarily in fixed income securities
-----------------------------------------------------------------------------------------------------------------------
Government Mortgage Fund                        Investors seeking current income who are interested in the lower credit risk associated with a fund that invests primarily in U.S.
                                                government fixed income securities
-----------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                          Investors seeking current income who are willing to accept the risks of investing in a fund that invests primarily in intermediate term fixed income securities
-----------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund                      Investors seeking current income who are seeking to minimize share price volatility relative to our other fixed income funds and who are willing to accept the risks of investing in a fund that invests primarily in shorter term fixed income securities
-----------------------------------------------------------------------------------------------------------------------
Total Return Advantage Fund                     Investors seeking total return with less share price volatility than a fund that invests primarily in equity securities who are willing to accept the risks of investing in a fund that invests primarily in fixed income securities
-----------------------------------------------------------------------------------------------------------------------
Ultra Short Bond Fund                           Investors seeking high current income but who desire the relative safety of investing in a fund that invests primarily in shorter term investment quality debt securities
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                               TAX-FREE BOND FUNDS
-----------------------------------------------------------------------------------------------------------------------

FUND                                            MAY BE APPROPRIATE FOR . . .
-----------------------------------------------------------------------------------------------------------------------
Intermediate Tax Exempt Bond Fund               Investors seeking current income exempt from federal income tax who are willing to accept moderate share price volatility
-----------------------------------------------------------------------------------------------------------------------
Michigan Intermediate Municipal Bond Fund       Investors seeking current income exempt from federal and Michigan income taxes who are willing to accept moderate share price volatility
-----------------------------------------------------------------------------------------------------------------------
Ohio Intermediate Tax Exempt Bond Fund          Investors seeking current income exempt from federal and Ohio income taxes who are willing to accept moderate share price volatility
-----------------------------------------------------------------------------------------------------------------------
Pennsylvania Intermediate Municipal Bond Fund   Investors seeking current income exempt from federal and Pennsylvania income taxes who are willing to accept moderate share price volatility
-----------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER, SUB ADVISER AND INVESTMENT TEAMS


Allegiant Asset Management Company, with its principal offices at 200 Public Square, 5th Floor, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2005, the Adviser had approximately $26 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

The Board of Trustees of Allegiant supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.


SUB-ADVISER

Investment Counselors, an SEC-registered investment adviser, serves as Sub-Adviser to the Allegiant Small Cap Core Fund. Investment Counselors, founded in 1968, is an investment management firm that provides investment supervisory services to its clients. Investment Counselors is a wholly owned subsidiary of National City Bank. Investment Counselors is located at 100 South Brentwood, Suite 100, St. Louis, Missouri, 63105. As of June 30, 2005, Investment Counselors managed over $___ million in assets.

As Sub-Adviser, Investment Counselors assists the Adviser in providing a continuous investment program for the Allegiant Small Cap Core Fund. For its services, Investment Counselors will receive sub-advisory fees from the Adviser at an annualized rate of 0.50% of the average daily net assets of the Fund.

INVESTMENT COUNSELORS' INVESTMENT PERFORMANCE

Although the Allegiant Small Cap Core Fund has limited prior performance history, the small cap equity team at Investment Counselors has substantial experience in managing accounts that focus on small cap issuers. Investment Counselors manages separate accounts with a small cap orientation having investment objectives, policies and strategies that are substantially similar to the Allegiant Small Cap Core Fund.

The tables below show the annual returns and long-term performance record established by Investment Counselors while managing client accounts. Please note that the performance results shown are those of Investment Counselors and not the investment results of the Allegiant Small Cap Core Fund. The results are not intended to predict or suggest the return to be experienced by the Fund or the return an individual investor might achieve by investing in the Fund.


The Allegiant Small Cap Core Fund's results may be different from the composite performance figures shown due to, among other things, differences in fees and expenses. The composite performance figures reflect the deduction of all advisory fees and trading costs, but do not reflect custody fees, which are paid by clients directly. The overall expenses of Investment Counselors' client accounts are generally lower than those experienced by Fund shareholders and, therefore, the performance of the Fund would generally be lower. The Fund's results also may be different because private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable securities and tax laws that, if applicable, could have adversely affected the performance of the client accounts. In addition, the securities held by the Fund will not be identical to the securities held by these accounts.


Included for comparison purposes are performance figures of the Russell 2000 Index, an unmanaged market index. Investors cannot invest directly in the index. The returns of the Russell 2000 Index reflect the reinvestment of dividends and distributions, but do not reflect the deduction of any fees, expenses or taxes.

INVESTMENT COUNSELORS SMALL CAP EQUITY COMPOSITE PERFORMANCE RESULTS

-------------------------------------------------------------------------------------------------------
                Annual
    Year         Total     Russell       Number      Composite   Total Assets at   Percentage    Total
   (as of       Return    2000 Index       of       Dispersion   End of Period      of Firm      Firm
 December 31)     (%)        (%)       Portfolios      (%)         (millions)        Assets     Assets
-------------------------------------------------------------------------------------------------------
     1995         26.0        28.4          2          0.00           $ 35.0          0.26      $ 136.4
     1996         23.9        16.5          1          0.00           $ 41.0          0.08      $ 521.4
     1997         27.9        22.3          2          0.00           $ 62.0          0.12      $ 512.2
     1998          4.9        -2.6          3          0.32           $ 68.0          0.11      $ 592.1
     1999         11.9        21.3          2          0.22           $ 65.4          0.11      $ 591.0
     2000          3.4        -3.0          2          0.16           $ 36.4          0.07      $ 527.3
     2001         -4.6         2.5          2          0.06           $ 34.5          0.09      $ 405.4
     2002        -15.1       -20.5          3          0.15           $ 29.3          0.08      $ 350.9
     2003         52.2        47.3          3          2.06           $  2.4          0.01      $ 459.5
     2004          ___         ___          _           ___           $   __           ___      $  ____
-------------------------------------------------------------------------------------------------------

ANNUALIZED RETURNS (AS OF DECEMBER 31, 2004)

             INVESTMENT COUNSELORS
          SMALL CAP EQUITY COMPOSITE   RUSSELL 2000 INDEX
          --------------------------   ------------------
1 Year               ___%                     ___%
5 Year               ___%                     ___%
10 Year              ___%                     ___%


NOTES:

1. Investment Counselors is an investment management firm that provides investment advisory services to its clients. Investment Counselors is an equity, fixed income and balanced portfolio investment manager that invests solely in U.S.-based securities.

2. Investment Counselors has prepared and presented the above data in compliance with the AIMR Performance Presentation Standards
      (AIMR-PPS(TM)), the U.S. and Canadian version of Global Investment Performance Standards (GIPS(TM)). AIMR has not been involved in the preparation or review of this data or with Investment Counselors' claim of compliance. This method of calculating performance differs from the Securities and Exchange Commission's standardized methodology which may produce different results.

3. The results shown above are of all discretionary, fee-paying accounts with investment objectives, policies and strategies substantially similar to those of the Allegiant Small Cap Core Fund and include both active and closed accounts.

4. Performance figures are presented net of investment management and brokerage fees, and are negatively affected by the amount of the fees. Investment Counselors' Small Cap Equity average weighted annual management fee is 0.50% of average net assets.

5. There have been no changes in personnel responsible for the investment management process of this composite and no alteration of the composite for any reason. No selective periods of performance have been utilized. Results from all accounts have been continuous from the first full month under Investment Counselors' management to present or last full month under Investment Counselors' management. Composites are valued on a monthly basis and are geometrically linked. Valuations and returns are computed and stated in U.S. Dollars and are computed using a time-weighted rate of return. The composite is asset weighted using beginning-of-period weightings. Accrual accounting is used for fixed income securities. Trade date is used for the valuation. Leverage and derivatives were not used in the portfolios included in the composite.


6. Investment Counselors' Small Cap Equity Composite was created on December 31, 1993. The composite is defined to include three (3) fee-paying, discretionary accounts over $500,000 that are managed according to the small cap equity strategy, and does not include wrap-fee accounts. As of December 31, 2004 the composite had $__ million in total assets. Investment Counselors' Small Cap Equity Composite results are of 40% of all Investment Counselors' small cap equity portfolios and represent less than 1% of Investment Counselors' total firm assets and of Investment Counselors' discretionary accounts. A complete list of composites and description of Investment Counselors' composites and presentations that adhere to the AIMR-PPS(TM) standards is available upon request by contacting Lisa Teter at LTETER@INVESTMENTCOUNSELORS.COM or by calling
      (314) 587-7734.


7. AIMR standard composites represent 100% of discretionary and 99.5% of total firm assets.

8. The dispersion of annual returns is measured by the standard deviation across asset-weighted portfolio returns represented with the composite for the full year.

9. Past performance is no guarantee of future results. Products and services offered by Investment Counselors are subject to investment risks, including the possible loss of the principal invested. Products and services offered by Investment Counselors are not insured by the FDIC and are not deposits or other obligations of National City Bank, and are not guaranteed by National City Bank.

PRIOR PERFORMANCE INFORMATION FOR THE EQUITY INVESTMENT MANAGEMENT TEAM

The principal portfolio managers of the Equity Investment Management Team are Lawrence E. Eakin, Jr. and Christopher H. Wiles, CFA. They have the primary responsibility for the day-to-day management of the Large Cap Core Equity and Large Cap Growth Funds. The Equity Investment Management Team has substantial experience in managing investment companies that focus on large cap issuers. While employed at Strong Capital Management, Inc. and Rockhaven Asset Management, LLC, the Equity Investment Management Team was solely responsible for managing two mutual funds each with a large cap orientation, having investment objectives, policies and strategies that are substantially similar, respectively, to the Allegiant Large Cap Core Equity Fund (the "Similar Core Equity Fund") and Allegiant Large Cap Growth Fund (the "Similar Growth Fund" and together with the Similar Core Equity Fund, the "Similar Funds").


Before joining the Equity Investment Management Team at Allegiant, Mr. Eakin co-managed the Similar Growth Fund and Similar Core Equity Fund (each as defined below). Mr. Eakin joined Strong as a Portfolio Manager in September 2002. Prior to joining Strong, Mr. Eakin served as Rockhaven's director of research since he joined the firm in February 1997. While at Rockhaven, he co-managed the Similar Growth Fund's predecessor, the Rockhaven Premier Fund and the Similar Core Equity Fund's predecessor, the Rockhaven Fund, since 2001. Mr. Eakin received his bachelor's degree in computer application information systems from Clarion University in 1986 and his master's degree in investment finance from Duquesne University in 1993.

Before joining the Equity Investment Management Team at Allegiant, Mr. Wiles, co-managed the Similar Growth Fund and Similar Core Equity Fund and has earned the right to use the Chartered Financial Analyst designation. Mr. Wiles joined Strong as a Portfolio Manager in September 2002. Prior to joining Strong, Mr. Wiles was the President and Founder of Rockhaven, an investment advisory firm. While at Rockhaven, he co-managed the Similar Growth Fund's predecessor, the Rockhaven Premier Fund and the Similar Core Equity Fund's predecessor, the Rockhaven Fund, since their inception in November 1997. He received his associate's degree in finance at Penn State University in 1979, his bachelor's degree in finance at Youngstown State University in 1982, and his master's of business administration degree from Cleveland State University in 1984.


The bar charts and the performance tables below show the returns for Class A Shares of the Similar Core Equity Fund and Investor Class Shares of the Similar Growth Fund for certain periods ended December 31, 2003. The information also provides some indication of the risks of investing in the Similar Funds by showing how each Similar Fund's average annual returns, which reflect Similar Fund expenses, compare with returns of a broad measure of market performance and an index of funds with similar investment objectives, which are unmanaged, have no expenses, and are unavailable for investment. The information assumes reinvestment of all dividends and distributions.

Please keep in mind that the past performance of each Similar Fund, before and after taxes, does not represent how the Funds will perform. Returns of the Funds may differ from those of the Similar Funds due, among other things, to differences in operating expenses between the Similar Funds and the respective Funds.

                           CALENDAR YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                 Investor Class -      Class A - Similar
               Similar Growth Fund      Core Equity Fund
1998                  14.83%                  11.88%
1999                  52.14%(1)               24.84%
2000                   3.35%                  -1.46%
2001                  -8.97%                 -10.72%
2002                 -18.09%                 -14.44%
2003                  25.41%                  22.93%

(1) The Investor Class - Similar Growth Fund's calendar year total returns for 1999 were primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such favorable returns can be consistently achieved.

BEST AND WORST QUARTERLY PERFORMANCE
(During the periods shown above)

Fund name                              Best quarter return                  Worst quarter return
----------------------------------------------------------------------------------------------------------------
Similar Growth Fund                    29.98% (4th Q 1999)                  -13.18% (2nd Q 2002)
Similar Core Equity Fund               19.95% (4th Q 1999)                  -13.18% (2nd Q 2002)

                          AVERAGE ANNUAL TOTAL RETURNS
                                 As of 12-31-03

Fund/Index                                                1 Year           5 Year             Inception
SIMILAR CORE EQUITY FUND(1)
Class A
     Return Before Taxes                                  14.68%            1.72%               3.75%
     Return After Taxes on Distributions                  14.64%            0.63%               2.75%
     Return After Taxes on Distributions And Sale
     of Fund Shares                                        9.57%            0.95%               2.73%
----------------------------------------------------------------------------------------------------------------
S&P 500 Index(2) (reflects no deduction for fees,
expenses, or taxes)                                       28.67%           -0.57%               4.29%
----------------------------------------------------------------------------------------------------------------
Lipper Large Cap Core Funds Index(3)
(reflects no deduction for fees, expenses,
or taxes)                                                 24.80%           -1.08%               3.83%
----------------------------------------------------------------------------------------------------------------

SIMILAR GROWTH FUND(4)

Investor Class
     Return Before Taxes                                  24.16%            8.01%               9.06%
     Return After Taxes on Distributions                  24.13%            6.41%               7.58%
     Return After Taxes on Distributions And Sale
     of Fund Shares                                       15.70%            6.01%               7.02%
----------------------------------------------------------------------------------------------------------------
S&P 500 Index(2) (reflects no deduction for fees,
expenses, or taxes)                                       28.67%           -0.57%               4.29%
----------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index(5) (reflects no deduction
for fees, expenses, or taxes)                             29.75%           -5.11%               1.49%
----------------------------------------------------------------------------------------------------------------
Lipper Large Cap Core Funds Index(3) (reflects no
deduction for fees, expenses, or taxes)                   24.80%           -1.08%               3.83%
----------------------------------------------------------------------------------------------------------------

(1) The Similar Core Equity Fund, the Strong Advisor Large Company Core Fund, commenced operations on November 3, 1997.

(2) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.

(3) The Lipper Large Cap Core Funds Index is the average of the 30 largest funds in the Lipper category.


(4) The Similar Growth Fund, the Strong Large Company Growth Fund, commenced operations on November 3, 1997.

(5) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. After-tax returns are not relevant to investments through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Unlike the bar chart, the performance table reflects the impact of the maximum initial sales charge, which was first charged on November 30, 2000 for the Similar Core Equity Fund. No sales charge is imposed on reinvested dividends and distributions. The Similar Growth Fund does not impose any sales charges on purchases.

The table below shows the management teams responsible for each Fund as well as the advisory fees (after fee waivers) the Adviser received for each Fund for the fiscal year ended May 31, 2005:

                                                                                      ADVISORY FEES PAID AS A
                                                                                       PERCENTAGE OF AVERAGE
                                                                                   NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                  MANAGEMENT TEAM                               ENDED MAY 31, 2005
--------------------------------------------------------------------------------------------------------------------

                                           International Equity Investment
International Equity Fund                  Management Team                                      1.15%
--------------------------------------------------------------------------------------------------------------------
Large Cap Core Equity Fund                 Equity Investment Management Team                    0.75%
--------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund                      Equity Investment Management Team                    0.75%
--------------------------------------------------------------------------------------------------------------------
                                           Value Equity Investment Management
Large Cap Value Fund                       Team                                                 0.75%
--------------------------------------------------------------------------------------------------------------------
                                           Structured Equity Investment
Mid Cap Growth Fund                        Management Team                                      0.75%
--------------------------------------------------------------------------------------------------------------------
                                           Mid-Value Equity Investment
Mid Cap Value Fund                         Management Team                                      0.75%
--------------------------------------------------------------------------------------------------------------------
                                           Quantitative Analysis Management
S&P 500 Index Fund                         Team                                                 0.20%
--------------------------------------------------------------------------------------------------------------------
                                           Core Equity Investment Management
                                           Team, Investment Counselors
Small Cap Core Fund                        (sub-adviser)                                        1.00%
--------------------------------------------------------------------------------------------------------------------
                                           Structured Equity Investment
Small Cap Growth Fund                      Management Team                                      1.00%
--------------------------------------------------------------------------------------------------------------------
                                           Small Value Equity Investment
Small Cap Value Fund                       Management Team                                      1.00%
--------------------------------------------------------------------------------------------------------------------
Aggressive Allocation Fund                 Asset Allocation Management Team                     0.00%
--------------------------------------------------------------------------------------------------------------------
Balanced Allocation Fund                   Asset Allocation Management Team                     0.75%
--------------------------------------------------------------------------------------------------------------------
Conservative Allocation Fund               Asset Allocation Management Team                     0.00%
--------------------------------------------------------------------------------------------------------------------
Bond Fund                                  Taxable Fixed Income Management Team                 0.55%
--------------------------------------------------------------------------------------------------------------------
Government Mortgage Fund                   Taxable Fixed Income Management Team                 0.40%
--------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                     Taxable Fixed Income Management Team                 0.40%
--------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund                 Taxable Fixed Income Management Team                 0.35%
--------------------------------------------------------------------------------------------------------------------
Total Return Advantage Fund                Taxable Fixed Income Management Team                 0.40%
--------------------------------------------------------------------------------------------------------------------
Ultra Short Bond Fund                      Taxable Fixed Income Management Team                 0.20%
--------------------------------------------------------------------------------------------------------------------
Intermediate Tax Exempt Bond Fund          Municipal Fixed Income Team                          0.40%
--------------------------------------------------------------------------------------------------------------------
Michigan Intermediate Municipal Bond Fund  Municipal Fixed Income Team                          0.40%
--------------------------------------------------------------------------------------------------------------------
Ohio Intermediate Tax Exempt Bond Fund     Municipal Fixed Income Team                          0.40%
--------------------------------------------------------------------------------------------------------------------
Pennsylvania Intermediate Municipal Bond
Fund                                       Municipal Fixed Income Team                          0.40%
--------------------------------------------------------------------------------------------------------------------

Name                                   Business experience
------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------
Martin Schulz                          Responsible for day-to-day management of the style.
Director of International Equity
Investment                             Mr. Schulz has been with the Adviser for eight years.
Years with the Adviser: 8
Industry experience: 10 years

------------------------------------------------------------------------------------------------------------------------
EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------
Christopher A. Wiles, CFA              Shared responsibility for overall management of the fund and decision
Managing Senior Director for Core      making on securities entering and leaving the portfolios.
and Growth Equity
Years with the Adviser: 1              Mr. Wiles joined the Adviser in 2004. Mr. Wiles founded Rockhaven Asset
Industry experience: 19 years          Management in 1997. In 2002, Rockhaven was acquired by Strong Capital
                                       Management, Inc. where he served as Senior Portfolio Manager until joining the Adviser.

------------------------------------------------------------------------------------------------------------------------
Lawrence E. Eakin, Jr.                 Shared responsibility for overall management of the fund and decision
Senior Director of Large Cap Growth    making on securities entering and leaving the portfolios.
Equity
Years with the Adviser: 1              Mr. Eakin joined the Adviser in 2004. From 2002 to 2004, he was a
Industry experience: 9 years           Co-Portfolio Manager of the Strong Large Company Core Fund and Large
                                       Company Growth Fund at Strong Capital Management, Inc. Prior to that time, he was with Rockhaven Asset Management.

------------------------------------------------------------------------------------------------------------------------
Michael J. Halloran, CFA               Responsible for sector analysis.
Large Cap Growth Equity Analyst
Years with the Adviser: 1              Mr. Halloran joined the Adviser in 2004. He worked at Strong Capital
Industry experience: 5 years           Management, Inc. as an equity analyst from 2002 to 2004. Prior to that time, he worked at Rockhaven Asset Management as an equity analyst.

------------------------------------------------------------------------------------------------------------------------
Joe Famoso                             Responsible for analysis in the finance, industrial and basic materials sectors.
Analyst
Years with the Adviser: 1              Prior to joining the Adviser, in 2004, Mr. Famoso served as an analyst
Industry experience: 7 years           with Mellon Equity Associates. From November 2000 through February 2004, he worked at Strong Capital Management, Inc.

------------------------------------------------------------------------------------------------------------------------
MID-VALUE EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------
Michael E. Santelli, CFA, CPA          Mr. Santelli is responsible for management of the Allegiant Mid Cap Value Fund.
Senior Director for Value Equity
Investment                             Mr. Santelli joined the Adviser in 1995.
Years with the Adviser: 10
Industry experience: 14 years

------------------------------------------------------------------------------------------------------------------------
Alex L. Vallecillo, CFA                Mr. Vallecillo is responsible for management of the Allegiant Mid Cap Value Fund.
Senior Portfolio Manager
Years with the Adviser: 9
Industry experience: 10 years          Mr. Vallecillo joined the Adviser in 1996.

------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------
Michael J. Chren, CFA                  Leadership responsibility for the Allegiant Large Cap Value Fund.
Senior Director for Value Investment
Years with the Adviser: 1              Most recently worked with INVESCO Capital Management where he served as
Industry experience: 19 years          Partner/Senior Portfolio Manager. Prior to that, he served as Senior
                                       Portfolio Manager with DePrince, Race and Zollo.

------------------------------------------------------------------------------------------------------------------------
Edward A. Johnson                      Day-to-day analysis of current and potential equity investments.
Equity Analyst
Years with the Adviser: 1              Prior to joining the Adviser, Mr. Johnson was a founding member of Volaris
Industry experience: 8 years           Advisors, a derivatives advisory firm in New York specializing in risk and volatility management, which was acquired by Credit Suisse First Boston.

------------------------------------------------------------------------------------------------------------------------

Name                                   Business experience
------------------------------------------------------------------------------------------------------------------------
STRUCTURED EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------
Hitesh Patel, PhD                      Mr. Patel has overall responsibility for quantitative research and
Director of Structured Equity          portfolio management.
Strategies
Years with the Adviser: less than 1    Prior to joining the Adviser in April 2005, Mr. Patel served as Director
Industry Experience: 10 years          of Quantitative Research at Harris Investment Management, Inc.

------------------------------------------------------------------------------------------------------------------------
Paul Kleinaitis, CFA                   Mr. Kleinaitis is responsible for portfolio management and investment
Senior Portfolio Manager               research.
Years with the Adviser: less than 1
Industry Experience: 18 years          Prior to joining the Adviser in April 2005, Mr. Kleinaitis was a portfolio manager for Harris Investment Management, Inc.

------------------------------------------------------------------------------------------------------------------------
Rob Roquitte, CFA                      Mr. Roquitte is responsible for portfolio management.
Senior Portfolio Manager
Years with Adviser: less than 1        Prior to joining the Adviser in April 2005, Mr. Roquitte was a portfolio
Industry Experience: 17 years          manager for Harris Investment Management, Inc.

------------------------------------------------------------------------------------------------------------------------
Steven Greiner, PhD                    Mr. Greiner is responsible for quantitative research and portfolio
Senior Quantitative Strategist         modeling.
Years with Adviser: less than 1
Industry Experience: 25 years          Prior to joining the Adviser in April 2005, Mr. Greiner served as senior quantitative strategist at Harris Investment Management, Inc. since 2003.
                                       Prior to that, he served as Director of Quantitative Research with Clover
                                       Capital Management.

------------------------------------------------------------------------------------------------------------------------
Chen Chen                              Ms. Chen is responsible for quantitative research, index strategy
Senior Quantitative Analyst            research, and structured equity research.
Years with the Adviser: less than 1
Industry Experience: less than 1 year  Prior to joining the Adviser in July 2005, Ms. Chen was a full time student at the university of Illinois at Chicago pursuing a doctorate in
                                       Business Statistics. It is anticipated that Ms. Chen will earn her doctorate in September 2005. Ms. Chen earned a Masters Degree from Fudan
                                       University in July 2001.

------------------------------------------------------------------------------------------------------------------------
QUANTITATIVE ANALYSIS MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------

Hitesh Patel, PhD                      Mr. Patel has overall responsibility for quantitative research and
Director of Structured Equity          portfolio management.
Strategies
Years with the Adviser: less than 1    Prior to joining the Adviser in April 2005, Mr. Patel served as Director
Industry Experience: 10 years          of Quantitative Research at Harris Investment Management, Inc.

------------------------------------------------------------------------------------------------------------------------
Rita Ontko                             Ms. Ontko is responsible for analytical support of the fund models.
Quantitative Analyst
Years with the Adviser: 9              Ms. Ontko joined the Adviser in 1996.
Industry experience: 11 years

------------------------------------------------------------------------------------------------------------------------
Steven Greiner, PhD                    Mr. Greiner is responsible for quantitative research and portfolio
Senior Quantitative Strategist         modeling.
Years with Adviser: less than 1
Industry Experience: 25 years          Prior to joining the Adviser in April 2005, Mr. Greiner served as senior quantitative strategist at Harris Investment Management, Inc. since 2003.
                                       Prior to that, he served as Director of Quantitative Research with Clover
                                       Capital Management.

------------------------------------------------------------------------------------------------------------------------
Chen Chen                              Ms. Chen is responsible for quantitative research, index strategy
Senior Quantitative Analyst            research, and structured equity research.
Years with the Adviser: less than 1
Industry Experience: less than 1 year  Prior to joining the Adviser in July 2005, Ms. Chen was a full time student at the university of Illinois at Chicago pursuing a doctorate in
                                       Business Statistics. It is anticipated that Ms. Chen will earn her doctorate in September 2005. Ms. Chen earned a Masters Degree from Fudan
                                       University in July 2001.

------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------
Brian L. Stine, CFA                    Mr. Stein is responsible for the management of the Aggressive Allocation,
Investment Strategist                  Balanced Allocation and Conservative Allocation Funds.
Years with the Adviser: 1
Industry Experience: 25 years          Prior to joining the Adviser in 2004, Mr. Stine was a senior portfolio manager with Smith Graham & Company.

------------------------------------------------------------------------------------------------------------------------
Crystal Stetzy                         Ms. Stetzy is responsible for analytical support for the Asset Allocation
Strategy Analyst                       Management Team.
Years with the Adviser: 5
Industry Experience: 5 years           Prior to joining the Asset Allocation Management Team, Ms. Stetzy was a
                                       Portfolio Associate in the Client Services division of the Adviser.

------------------------------------------------------------------------------------------------------------------------

Name                                   Business experience
------------------------------------------------------------------------------------------------------------------------
SMALL VALUE EQUITY INVESTMENT MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------
John P. Micklitsch                     Mr. Micklitsch is responsible for the management of the Allegiant Small
Senior Portfolio Manager of Small      Cap Value Fund.
Cap Value Equity Investment
Years with the Adviser: 1              Prior to joining the Adviser in 2004, Mr. Micklitsch was a Co-Manager and
Industry experience: 10 years          Senior Research Analyst at Fifth Third Asset Management (2003-2004).
                                       Prior Research Analyst and Head Equity Trader at Robert E. Torray & Co.
                                       Inc. (1996-2003)

------------------------------------------------------------------------------------------------------------------------
Ori Elan                               Prior to joining the Adviser in 2005, Mr. Elan worked for National City
Equity Analyst                         Corporation as part of the MBA Corporate Associate Program, supporting
Years with the Adviser: less than 1    National Consumer Finance, Charitable and Retirement Services, and
Industry experience: 1 year            Corporate Planning. In 2004, his program rotation concluded with the
                                       Adviser.

------------------------------------------------------------------------------------------------------------------------
CORE EQUITY INVESTMENT MANAGEMENT TEAM, ALLEGIANT INVESTMENT COUNSELORS (SUB-ADVISER)
------------------------------------------------------------------------------------------------------------------------
Gordon A. Johnson                      Mr. Johnson has overall responsibility for the team's investment operations.
President and Chief Investment
Officer - Allegiant Investment         Mr. Johnson has been with Investment Counselors, sub-adviser for the
Counselors                             Allegiant Small Cap Core Fund, since 1985.
Years with the Adviser: 2
Industry experience: 20 years

------------------------------------------------------------------------------------------------------------------------
James E. Mineman                       Mr. Mineman is responsible for coordinating the equity research process
Director of Equity Research            for the Allegiant Small Cap Core Fund.
Years with the Adviser: 2
Industry experience: 11 years          Mr. Mineman has been with Investment Counselors, sub-adviser for the
                                       Allegiant Small Cap Core Fund, since 1994.

------------------------------------------------------------------------------------------------------------------------
Peter A. Roy                           Mr. Roy is responsible for implementing and managing the investment philosophy.
Vice President, Portfolio Manager
Years with the Adviser: 2              Prior to joining Investment Counselors in 2003, Mr. Roy was a portfolio
Industry experience: 8 years           manager for Allegiant Trust Company.

------------------------------------------------------------------------------------------------------------------------
Lisa A. Teter                          Ms. Teter is responsible for portfolio management and trading for the
Vice President, Portfolio Manager      Allegiant Small Cap Core Fund.
Years with the Adviser: 2
Industry experience: 11 years          Ms. Teter has been with Investment Counselors, sub-adviser for the
                                       Allegiant Small Cap Core Fund, since 1994.

------------------------------------------------------------------------------------------------------------------------
TAXABLE FIXED INCOME MANAGEMENT TEAM
------------------------------------------------------------------------------------------------------------------------
Andrew Harding                         Mr. Harding has primary responsibility for taxable fixed income strategy
Senior Director for Taxable Fixed      and performance at the Adviser.
Income Investments
Years with the Adviser: 5              Prior to joining the Adviser in 2000, Mr. Harding was a portfolio manager
Industry experience: 24 years          with McDonald Investments.

------------------------------------------------------------------------------------------------------------------------
Cynthia D. Cole                        Ms. Cole is primarily responsible for analyzing and recommending corporate
Director of Corporate Bond             sector investments.
Investment
Years with the Adviser: 6              Ms. Cole has been with the Adviser since 1999.
Industry experience: 20 years

------------------------------------------------------------------------------------------------------------------------
Timothy Compan, Jr., CFA               Mr. Compan has responsibility for corporate bond portfolio management and
Corporate Bond Specialist              trading.
Years with the Adviser: 2
Industry experience: 5 years           Prior to joining the Adviser in 2003, Mr. Compan was a corporate bond trader for Goldman Sachs Asset Management.

------------------------------------------------------------------------------------------------------------------------
Matthew Downing                        Mr. Downing has responsibility for fixed income security and portfolio research.
Fixed Income Analyst
Years with the Adviser: 4              Prior to joining the Adviser in 2001, Mr. Downing was a consultant with
Industry experience: 4 years           FutureNext Consulting.

------------------------------------------------------------------------------------------------------------------------
Mark Lozina, CFA                       Mr. Lozina has day-to-day responsibility for fixed income security and
Fixed Income Analyst                   portfolio research.
Years with the Adviser: 3
Industry experience: 9 years           Prior to joining the Adviser in 2002, Mr. Lozina was with National City
                                       Corporation's Equity Sponsor Group.

------------------------------------------------------------------------------------------------------------------------
MUNICIPAL FIXED INCOME TEAM
------------------------------------------------------------------------------------------------------------------------
Christian Swantek                      Mr. Swantek has leadership responsibility for the municipal fixed income
Director of Tax-Exempt Fixed           investment style and primary responsibility for the Michigan Intermediate
Income Investment                      Municipal Bond Fund and the Pennsylvania Intermediate Municipal Bond Fund.
Years with the Adviser: 8
Industry experience: 22 years          Mr. Swantek has been with the Adviser for eight years.

------------------------------------------------------------------------------------------------------------------------
Stephen Carpenter                      Mr. Carpenter has primary responsibility for municipal fixed income
Senior Portfolio Manager               investment for Ohio Intermediate Tax Exempt Bond Fund and Intermediate Tax
Years with the Adviser: 10             Exempt Bond Fund.
Industry experience: 31 years
                                       Mr. Carpenter has been with the Adviser since 1995.

------------------------------------------------------------------------------------------------------------------------

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is described in the Statement of Additional Information.


PURCHASING, SELLING AND EXCHANGING FUND SHARES

CLASS I SHARES HAVE NO SALES CHARGE, NO MINIMUM INITIAL INVESTMENT AND ARE ONLY AVAILABLE TO FINANCIAL INSTITUTIONS.

Institutional shares may be purchased only through the Trust departments of financial institutions, or broker-dealers, or other financial institutions which have a selling agreement with the Distributor to place trades for institutional accounts, broker products or similar products. In order to purchase Institutional shares through one of those entities, you must have an account with it. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Funds, and may charge transaction fees. You should consult your account documents for full details. Your shares in the Funds may be held in an omnibus account in the name of that institution. The Funds may accept or reject any purchase order.

From time to time, the Adviser and its affiliates may pay from their own resources a fee to financial institutions that generate purchase orders. These fees are described in the Statement of Additional Information.

The Adviser will monitor each Fund's asset size and, subject to approval by Allegiant's Board of Trustees, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS


Allegiant's Board of Trustees has imposed limits on purchases, exchanges and redemptions to prevent excessive short-term trading by shareholders. These restrictions apply uniformly, except in the circumstances set forth below with respect to the redemption fee. Under the Funds' procedures, a Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.


Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than six "round trip" transactions - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during any 12-month period. If multiple "round trip" transactions occur in an account, there must be at least 60 calendar days between the initiation of each transaction.

Shareholders who violate this policy will be notified of violations of Allegiant's market timing policies. If a shareholder continues market timing activities after being cited for market timing violations, the account will be closed to new purchases or exchanges of Fund shares.

If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to:

      o     Reject a purchase or exchange

      o Delay payment of immediate cash redemption proceeds for up to seven calendar days

      o Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

      o     Limit the amount of any exchange

Allegiant reserves the right to revise or terminate the exchange privilege at any time, for any reason.

You will be provided 60 days' notice before any material change to the exchange privilege is made.

REDEMPTION FEE


The Funds identified below charge a redemption fee of 2.00% on proceeds from shares redeemed or exchanged within 60 days following their acquisition (either by purchase or exchange):


Allegiant International Equity Fund - Class I
Allegiant Small Cap Core Fund - Class I
Allegiant Small Cap Growth Fund - Class I
Allegiant Small Cap Value Fund - Class I

The redemption fee will be calculated as a percentage of the net asset value of total redemption proceeds. Those shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fee will be paid directly to the Fund from which the shares are redeemed or exchanged and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund.


This redemption fee is not intended to accommodate short-term trading and the Funds will monitor the assessment of redemption fees against your account. The Funds will act in accordance with their trading limits policy as outlined in the "Purchasing, Selling and Exchanging Fund Shares" section of this prospectus pertaining to suspected short-term trading.


The 2.00% redemption fee will not be charged on the following transactions:

1. Redemptions on shares held through retirement plans (including, without limitation, those maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code and nonqualified plans), unless the plan has the systematic capability of assessing the redemption fee at the participant or individual account level;

2. Redemptions requested within 30 days following the death or post-purchase disability of the shareholder;

3. Redemptions initiated by a Fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of a Fund);

4. Shares acquired through the reinvestment of distributions (dividends and capital gains); and

5. Redemptions in omnibus accounts - including those of affiliates of the Adviser -- where redemptions cannot be tracked to the individual shareholder.

HOW TO PURCHASE FUND SHARES

                                NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT
---------------------------------------------------------------------------------------------------------------
TELEPHONE                       Call our Investor Services Line to obtain     Call our Investor Services Line
1-800-622-FUND (3863)           an application.                               to purchase additional shares.
---------------------------------------------------------------------------------------------------------------

MAIL                            Complete an application and mail it along     Make your check payable to
                                with a check payable, in U.S. dollars, to     "Allegiant Funds (Fund Name)."
                                "Allegiant Funds (Fund Name)."                Please include your account
                                                                              number on your check and mail it
                                   Allegiant Funds                            to the address at the left.
                                   P.O. Box 8421
                                   Boston, MA 02266-8421

                                For overnight delivery mail to:

                                   Boston Financial Data Services
                                   Attn: Allegiant Funds
                                   66 Brooks Drive
                                   Braintree, MA 02184

                                Allegiant cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).

---------------------------------------------------------------------------------------------------------------

                                NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT
---------------------------------------------------------------------------------------------------------------
WIRE                            To purchase shares by wire, call              Call 1-800-622-FUND (3863) prior
                                1-800-622-FUND (3863) to set up your          to sending the wire in order to
                                account to accommodate wire transactions      obtain a confirmation number and
                                and to receive a wire control number to be    to ensure prompt and accurate
                                included in the body of the wire. Ask your    handling of funds. Ask your bank
                                bank to transmit immediately available        to transmit immediately available
                                funds by wire in the amount of your           funds by wire as described at the
                                purchase to:                                  left. Please include your
                                                                              account number.
                                   State Street Bank and Trust Company
                                   ABA #011000028
                                   Account 99052755 Credit Allegiant          Allegiant and its transfer agent
                                Funds                                         are not responsible for the
                                   (Account Registration)                     consequences of delays resulting
                                   (Account Number)                           from the banking or Federal
                                   (Wire Control Number)                      Reserve Wire system, or from
                                                                              incomplete wiring instructions.
                                   Note: Your bank may charge you a fee
                                   for this service.

                                Allegiant and its transfer agent are not
                                responsible for the consequences of delays
                                resulting from the banking or Federal Reserve
                                Wire system, or from incomplete wiring
                                instructions.
---------------------------------------------------------------------------------------------------------------
FINANCIAL INTERMEDIARY          You may buy shares through accounts with      Please refer to New Account Set
                                brokers or other financial institutions       Up to the left.
                                that are authorized to place trades in Fund
                                shares for their customers. If you invest
                                through an authorized institution, you will
                                have to follow its procedures. Your broker
                                or institution may charge a fee for its
                                services, in addition to the fees charged
                                by Allegiant. Address correspondence or
                                questions regarding a Fund to your
                                institution.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Allegiant may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders.

The price per share (the offering price) will be the NAV next determined after a Fund receives your purchase order. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, a Fund generally values its investment portfolio at market price. Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost.

Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds.

If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. A Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.

Investments by any Fund in any mutual fund (including investments in Underlying Allegiant Funds by the Aggressive Allocation Fund and Conservative Allocation
Fund) are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

The Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

SALES CHARGES

There are no sales charges on the purchase of Class I Shares.

HOW TO SELL YOUR FUND SHARES

Shareholders may sell shares by following the procedures established when they opened their account or accounts.

TELEPHONE
1-800-622-FUND (3863)

Call with the account name, number, and amount of redemption. Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page 123 "How to Purchase Fund Shares").

FINANCIAL INTERMEDIARY


Contact your broker or institution. Your broker or institution may charge a fee for its services in addition to the fees charged by Allegiant.


SIGNATURE GUARANTEE

The use of a guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities. Its use is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors-- these include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a guarantee, nor can we accept a comparison guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.

RECEIVING YOUR MONEY


If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Allegiant in writing and include a signature guaranteed by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by Allegiant will be the next NAV determined after the fund receives your request. Good order means that your request includes complete information.

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. Allegiant does not charge a fee to wire your funds; however, your institution may charge a fee. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.


REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

Allegiant may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)   the NYSE is closed for other than customary weekend and holiday closings;

(c)   the SEC has by order permitted such suspension; or

(d) an emergency exists, as determined by the SEC, as a result of which: (i) disposal by Allegiant of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Allegiant to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES

You may exchange Class I Shares of one Allegiant Fund for Class I Shares of another Allegiant Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Allegiant's transfer agent is 4:00 p.m. Eastern Time.

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of exchange into a new or existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

MAIL
Indicate which existing Fund you would like to transfer (you may only exchange within the same share class) and mail to the following address:

      Allegiant Funds
      P.O. Box 8421
      Boston, MA 02266-8421

For overnight delivery mail to:

      Boston Financial Data Services
      Attn: Allegiant Funds
      66 Brooks Drive
      Braintree, MA 02184

The minimum exchange amount is $500.

FINANCIAL INTERMEDIARY
Contact your broker or institution. Your broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Allegiant to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Allegiant. To the extent permitted by applicable law, Allegiant reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES


Each Fund has adopted a distribution plan with respect to Class I Shares, pursuant to Rule 12b-1 under the 1940 Act that allows each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Each Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class I Shares. However, actual distribution fees for Class I Shares are expected to be no more than: (i) 0.005% with respect to the S&P 500 Index Fund; (ii) 0.08% with respect to each other Equity Fund;
(iii) 0.03% with respect to the Ultra Short Bond Fund; and (iv) 0.06% with respect to each other Fund.

The Funds' Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.


DIVIDENDS AND TAXES

The following Funds distribute income at least annually:

      Allegiant International Equity Fund
      Allegiant Large Cap Growth Fund
      Allegiant Mid Cap Growth Fund
      Allegiant Mid Cap Value Fund
      Allegiant Small Cap Core Fund
      Allegiant Small Cap Growth Fund
      Allegiant Small Cap Value Fund

The following Funds distribute income quarterly:

      Allegiant Large Cap Core Equity Fund
      Allegiant Large Cap Value Fund
      Allegiant S&P 500 Index Fund
      Allegiant Aggressive Allocation Fund
      Allegiant Balanced Allocation Fund

The following Funds distribute income monthly:

      Allegiant Conservative Allocation Fund
      Allegiant Bond Fund
      Allegiant Government Mortgage Fund
      Allegiant Intermediate Bond Fund
      Allegiant Limited Maturity Bond Fund
      Allegiant Total Return Advantage Fund
      Allegiant Ultra Short Bond Fund
      Allegiant Intermediate Tax Exempt Bond Fund
      Allegiant Michigan Intermediate Municipal Bond Fund
      Allegiant Ohio Intermediate Tax Exempt Bond Fund
      Allegiant Pennsylvania Intermediate Municipal Bond Fund

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution.


You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options by notifying Allegiant in writing prior to the date of the distribution. Your election will be effective for distributions paid the next day after Allegiant receives your written notice.


FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Certain other distributions paid by the Funds to individual shareholders may also be taxable to you as long-term capital gain, subject to certain requirements. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. However, if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. The amount of a Fund's distributions that are qualifying dividends may be reduced as a result of a Fund's securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by a Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend. In general, long-term capital gains and dividends are taxed at a maximum rate of 15%. Fund distributions (other than exempt-interest dividends discussed below) attributable to short-term capital gains and ordinary income will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In selecting portfolio securities to be sold, the Funds generally use tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will generally recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

It is expected that the Allegiant International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Allegiant International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

The Allegiant Intermediate Tax Exempt Bond Fund, Allegiant Michigan Intermediate Municipal Bond Fund, Allegiant Ohio Intermediate Tax Exempt Bond Fund, and Allegiant Pennsylvania Intermediate Municipal Bond Fund (the "Tax Free Bond Funds") anticipate that substantially all of their income dividends will be attributable to "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Free Bond Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Free Bond Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.


A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2005, the withholding rate is 28%.


The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


SUNSET OF TAX PROVISIONS

Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of these provisions in the Code for taxable years beginning after December 31, 2008.

STATE AND LOCAL TAXES


You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Allegiant Michigan Intermediate Municipal Bond Fund intends to distribute income that is exempt from Michigan income taxes. The Allegiant Ohio Intermediate Tax Exempt Bond Fund intends to distribute income that is exempt from Ohio personal income taxes. The Allegiant Pennsylvania Intermediate Municipal Bond Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. You should consult your tax adviser regarding the tax status of distributions in your state and locality.


MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class I Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.


The financial highlights have been audited by [_________] Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the annual report dated May 31, 2005 and is [_______]into the Statement of Additional Information.


In June 2000, the Parkstone Bond, U.S. Government Income, Michigan Municipal Bond, and Mid Capitalization Funds were reorganized into the Allegiant Bond, Government Mortgage, Michigan Intermediate Municipal Bond, and Mid Cap Growth Funds, respectively. In connection with this reorganization, each of these Allegiant Funds adopted the financial highlights, financial statements and performance history of its corresponding acquired Parkstone Fund.

You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated.

                                                    Realized
                               Net                     and                  Distributions
                              Asset        Net     Unrealized   Dividends     from Net     Net Asset
                              Value,   Investment      Gain      from Net     Realized       Value,
                            Beginning    Income     (Loss) on   Investment     Capital      End of     Total
                             of Year     (Loss)    Investments    Income        Gains        Year     Return+
INTERNATIONAL EQUITY FUND
Class I

2005

2004                         $ 8.05    $ 0.08(1)     $ 2.21       $(0.16)      $(0.00)      $10.18     28.50%
2003                           9.75      0.08(1)      (1.75)       (0.03)       (0.00)        8.05    (17.13)
2002                          10.89      0.06(1)      (1.16)       (0.04)       (0.00)        9.75    (10.09)
2001                          15.05      0.03(1)      (3.19)       (0.00)       (1.00)       10.89    (22.74)


LARGE CAP CORE EQUITY FUND
Class I

2005

2004                         $ 9.58    $ 0.09(1)     $ 1.33       $(0.09)      $(0.00)      $10.91     14.72%
2003                          10.87      0.10(1)      (1.30)       (0.09)       (0.00)        9.58    (10.90)
2002                          12.27      0.05(1)      (1.15)       (0.04)       (0.26)       10.87     (8.99)
2001                          14.88      0.02         (0.71)       (0.00)       (1.92)       12.27     (5.63)


LARGE CAP GROWTH FUND
Class I

2005

2004                         $17.13    $ 0.02(1)     $ 1.63       $(0.07)      $(0.00)      $18.71      9.64%
2003                          19.54      0.06(1)      (2.41)       (0.06)       (0.00)       17.13    (12.03)
2002                          24.36      0.01(1)      (4.62)       (0.00)       (0.21)       19.54    (19.03)
2001                          28.89     (0.01)(1)     (3.40)       (0.00)       (1.12)       24.36    (12.26)


                                                                              Ratio of
                                                                                 Net
                                                                             Investment
                                                                               Income/
                                        Ratio of                 Ratio of     (Loss) to
                                        Expenses  Ratio of Net  Expenses to    Average
                               Net         to      Investment   Average Net  Net Assets
                             Assets     Average   Income/(Loss)    Assets      (Before   Portfolio
                             End of        Net     to Average   (Before Fee      Fee     Turnover
                           Year (000)    Assets    Net Assets     Waivers)     Waivers)    Rate
INTERNATIONAL EQUITY FUND
Class I

2005

2004                        $280,040      1.41%       0.74%        1.41%        0.74%       117%
2003                         322,284      1.38        1.06         1.38         1.06         90
2002                         517,829      1.34        0.63         1.34         0.63         63
2001                         607,113      1.45        0.21         1.50         0.16        161


LARGE CAP CORE EQUITY FUND
Class I

2005

2004                        $209,690      0.94%       0.81%        0.94%        0.81%       124%
2003                         152,055      0.96        1.08         0.96         1.08         68
2002                         141,177      0.97        0.47         0.97         0.47        112
2001                         126,203      0.99        0.08         1.04         0.03         34


LARGE CAP GROWTH FUND
Class I

2005

2004                        $581,512      0.93%       0.09%        0.93%        0.09%       144%
2003                         542,371      0.92        0.35         0.92         0.35         65
2002                         699,863      0.92        0.05         0.92         0.05         52
2001                         965,165      0.93       (0.03)        0.98        (0.08)        18


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.

(1)   Per share data calculated using average shares outstanding method.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                                                    Realized
                               Net                     and                  Distributions
                              Asset        Net     Unrealized   Dividends     from Net     Net Asset
                              Value,   Investment      Gain      from Net     Realized       Value,
                            Beginning    Income     (Loss) on   Investment     Capital      End of     Total
                             of Year     (Loss)    Investments    Income        Gains        Year     Return+
LARGE CAP VALUE FUND
Class I

2005

2004                         $14.07    $ 0.21(1)     $ 2.38       $(0.22)      $(0.00)      $16.44     18.52%
2003                          15.83      0.21(1)      (1.73)       (0.21)       (0.03)       14.07     (9.46)
2002                          17.39      0.19(1)      (0.88)       (0.19)       (0.68)       15.83     (3.84)
2001                          16.03      0.25          1.71        (0.28)       (0.32)       17.39     12.67


MID CAP GROWTH FUND
Class I

2005

2004                         $ 5.70    $(0.04)(1)    $ 0.93       $(0.00)      $(0.00)      $ 6.59     15.63%
2003                           6.49     (0.05)(1)     (0.74)       (0.00)       (0.00)        5.70    (12.17)
2002                           8.08     (0.06)(1)     (1.53)       (0.00)       (0.00)        6.49    (19.68)
2001                          15.84     (0.08)(1)     (3.14)       (0.00)       (4.54)        8.08    (23.89)


MID CAP VALUE FUND
Class I

2005

2004                         $10.11    $ 0.04(1)     $ 2.69       $(0.07)      $(0.23)      $12.54     27.24%
2003(2)                       10.00      0.07(1)       0.07        (0.03)       (0.00)       10.11      1.38

                                                                              Ratio of
                                                                                 Net
                                                                             Investment
                                                                               Income/
                                        Ratio of                 Ratio of     (Loss) to
                                        Expenses  Ratio of Net  Expenses to    Average
                               Net         to      Investment   Average Net  Net Assets
                             Assets     Average   Income/(Loss)    Assets      (Before   Portfolio
                             End of        Net     to Average   (Before Fee      Fee     Turnover
                           Year (000)    Assets    Net Assets     Waivers)     Waivers)    Rate
LARGE CAP VALUE FUND
Class I

2005

2004                        $526,031      0.94%        1.38%       0.94%         1.38%       47%
2003                         505,108      0.93         1.62        0.93          1.62        34
2002                         743,804      0.92         1.15        0.92          1.15        39
2001                         700,811      0.97         1.54        1.02          1.49        67


MID CAP GROWTH FUND
Class I

2005

2004                        $ 67,969      1.13%       (0.69)%      1.26%        (0.82)%     228%
2003                          74,852      1.30        (0.92)       1.30         (0.92)       66
2002                         143,328      1.27        (0.92)       1.27         (0.92)       68
2001                         195,291      1.26        (0.64)       1.31         (0.69)      191


MID CAP VALUE FUND
Class I

2005

2004                        $ 52,453      1.07%        0.36%       1.20%         0.23%       87%
2003(2)                       36,319      0.93         0.89        1.24          0.58        76

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.

(1)   Per share data calculated using average shares outstanding method.

(2) Mid Cap Value Fund Class I commenced operations on July 1, 2002. All ratios for the period have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                                                    Realized
                               Net                     and                  Distributions
                              Asset        Net     Unrealized   Dividends     from Net     Net Asset
                              Value,   Investment      Gain      from Net     Realized       Value,
                            Beginning    Income     (Loss) on   Investment     Capital      End of     Total
                             of Year     (Loss)    Investments    Income        Gains        Year     Return+
S&P 500 INDEX FUND
Class I

2005

2004                         $ 8.30    $ 0.12(1)     $ 1.36       $(0.11)      $(0.00)      $ 9.67     17.98%
2003                           9.21      0.11(1)      (0.91)       (0.11)       (0.00)        8.30     (8.55)
2002                          10.84      0.11(1)      (1.63)       (0.11)       (0.00)        9.21    (14.11)
2001                          12.25      0.11         (1.41)       (0.11)       (0.00)       10.84    (10.64)


SMALL CAP CORE FUND
Class I

2005

2004(2)                      $10.00    $(0.01)(1)    $(0.49)      $(0.00)      $(0.00)      $ 9.50     (5.00)%

SMALL CAP GROWTH FUND
Class I

2005

2004                         $ 7.70    $(0.09)(1)    $ 1.48       $(0.00)      $(0.00)      $ 9.09     18.05%
2003                           9.18     (0.06)(1)     (1.42)       (0.00)       (0.00)        7.70    (16.12)
2002                          11.56     (0.09)(1)     (2.29)       (0.00)       (0.00)        9.18    (20.59)
2001                          14.91     (0.06)(1)     (1.93)       (0.00)       (1.36)       11.56    (14.72)


                                                                              Ratio of
                                                                                 Net
                                                                             Investment
                                                                               Income/
                                        Ratio of                 Ratio of     (Loss) to
                                        Expenses  Ratio of Net  Expenses to    Average
                               Net         to      Investment   Average Net  Net Assets
                             Assets     Average   Income/(Loss)    Assets      (Before   Portfolio
                             End of        Net     to Average   (Before Fee      Fee     Turnover
                           Year (000)    Assets    Net Assets     Waivers)     Waivers)    Rate
S&P 500 INDEX FUND
Class I

2005

2004                        $387,699      0.34%       1.32%        0.49%        1.17%         1%
2003                         281,426      0.35        1.43         0.50         1.28          7
2002                         311,120      0.33        1.09         0.48         0.94          4
2001                         332,015      0.36        0.94         0.61         0.69         15


SMALL CAP CORE FUND
Class I

2005

2004(2)                     $ 28,986      1.31%      (0.67)%       1.31%       (0.67)%        4%

SMALL CAP GROWTH FUND
Class I

2005

2004                        $134,244      1.23%      (1.02)%       1.23%       (1.02)%      340%
2003                         156,646      1.29       (0.92)        1.29        (0.92)       119
2002                         268,485      1.24       (0.88)        1.24        (0.88)       122
2001                         304,754      1.27       (0.44)        1.32        (0.49)       174


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.

(1)   Per share data calculated using average shares outstanding method.

(2) Small Cap Core Fund Class I commenced operations on April 2, 2004. All ratios for the period have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                                                    Realized
                               Net                     and                  Distributions
                              Asset        Net     Unrealized   Dividends     from Net     Net Asset
                              Value,   Investment      Gain      from Net     Realized       Value,
                            Beginning    Income     (Loss) on   Investment     Capital      End of     Total
                             of Year     (Loss)    Investments    Income        Gains        Year     Return+
SMALL CAP VALUE FUND
Class I

2005

2004                         $17.61     $0.02(1)     $ 5.13     $(0.06)        $(0.52)      $22.18     29.35%
2003                          20.64      0.08(1)      (2.18)     (0.09)(2)      (0.84)       17.61     (9.69)
2002                          19.07      0.10(1)       3.38      (0.15)         (1.76)       20.64     19.61
2001                          15.15      0.22          4.36      (0.25)         (0.41)       19.07     30.89


                                                                              Ratio of
                                                                                 Net
                                                                             Investment
                                                                               Income/
                                        Ratio of                 Ratio of     (Loss) to
                                        Expenses  Ratio of Net  Expenses to    Average
                               Net         to      Investment   Average Net  Net Assets
                             Assets     Average   Income/(Loss)    Assets      (Before   Portfolio
                             End of        Net     to Average   (Before Fee      Fee     Turnover
                           Year (000)    Assets    Net Assets     Waivers)     Waivers)    Rate
SMALL CAP VALUE FUND
Class I

2005

2004                        $831,470      1.18%       0.07%        1.18%        0.07%      116%
2003                         773,213      1.20        0.48         1.20         0.48       127
2002                         932,705      1.16        0.54         1.16         0.54       106
2001                         549,218      1.20        1.35         1.25         1.30       128


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.

(1)   Per share data calculated using average shares outstanding method.

(2)   Includes a tax return of capital of $(0.01) for Small Cap Value Fund.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                                                      Realized
                                 Net                     and                  Distributions
                                Asset        Net     Unrealized   Dividends     from Net     Net Asset
                                Value,   Investment      Gain      from Net     Realized       Value,
                              Beginning    Income     (Loss) on   Investment     Capital      End of     Total
                               of Year     (Loss)    Investments    Income        Gains        Year     Return+
AGGRESSIVE ALLOCATION FUND
Class I

2005

2004                           $ 8.23    $ 0.07(1)     $ 1.00     $(0.04)        $(0.00)      $ 9.26    12.98%
2003                             9.08      0.02(1)      (0.80)     (0.07)(5)      (0.00)        8.23    (8.56)
2002                             9.95      0.10(1)      (0.82)     (0.15)(6)      (0.00)        9.08    (7.26)
2001(2)                         10.00      0.02         (0.06)     (0.01)         (0.00)        9.95    (0.36)


BALANCED ALLOCATION FUND
Class I

2005

2004                           $ 8.44    $ 0.11(1)     $ 0.89     $(0.09)        $(0.00)      $ 9.35    11.93%
2003                             9.01      0.13(1)      (0.55)     (0.15)         (0.00)        8.44    (4.58)
2002(3)                          9.72      0.20(1)      (0.71)     (0.20)         (0.00)        9.01    (5.27)
2001                            11.68      0.28         (0.42)     (0.27)         (1.55)        9.72    (1.68)


CONSERVATIVE ALLOCATION FUND
Class I

2005

2004                           $ 9.57    $ 0.18(1)     $ 0.40     $(0.15)        $(0.00)      $10.00     6.13%
2003                             9.66      0.17(1)      (0.07)     (0.19)(7)      (0.00)        9.57     1.15
2002                            10.04      0.26(1)      (0.36)     (0.28)         (0.00)        9.66    (0.97)
2001(4)                         10.00      0.07          0.02      (0.05)         (0.00)       10.04     0.94


                                                                                 Ratio of
                                                                                    Net
                                                                                Investment
                                                                                  Income/
                                           Ratio of                 Ratio of     (Loss) to
                                           Expenses  Ratio of Net  Expenses to    Average
                                  Net         to      Investment   Average Net  Net Assets
                                Assets     Average   Income/(Loss)    Assets      (Before   Portfolio
                                End of        Net     to Average   (Before Fee      Fee     Turnover
                              Year (000)    Assets    Net Assets     Waivers)     Waivers)    Rate
AGGRESSIVE ALLOCATION FUND
Class I

2005

2004                           $  6,592      0.30%       0.61%        0.55%        0.36%       42%
2003                              2,361      0.88        0.23         1.13        (0.02)       78
2002                              2,854      1.12        1.15         1.37         0.90        40
2001(2)                           2,492      0.38        1.10         0.76         0.72         5


BALANCED ALLOCATION FUND
Class I

2005

2004                           $136,752      0.98%       1.15%        0.98%        1.15%      230%
2003                            120,329      1.09        1.63         1.09         1.63       171
2002(3)                         157,660      1.00        2.13         1.00         2.13       106
2001                            186,724      1.03        2.31         1.08         2.26       161


CONSERVATIVE ALLOCATION FUND
Class I

2005

2004                           $  4,929      0.28%       1.71%        0.53%        1.46%       27%
2003                              2,820      0.70        1.83         0.95         1.58        38
2002                              2,752      1.02        2.68         1.27         2.43        27
2001(4)                           2,523      0.37        3.20         0.75         2.82         5


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.

(1)   Per share data calculated using average shares outstanding method.

(2) The Aggressive Allocation Fund Class I commenced operations on March 6, 2001. All ratios for the period have been annualized.

(3) As required, effective June 1, 2001, Balanced Allocation Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses as an adjustment to interest income. The effect of this change for the year ended May 31, 2002 was $0.00 on per share data and an increase in the Ratio of Net Investment Income to Average Net Assets of 0.02%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change.

(4) Conservative Allocation Fund Class I commenced operations on March 6, 2001. All ratios for the period have been annualized.

(5) Includes a tax return of capital of $(0.07) for Class I for the Aggressive Allocation Fund.

(6) Includes a tax return of capital of $(0.04) for Class I for the Aggressive Allocation Fund

(7) Includes a tax return of capital of $(0.03) for Class I for the Conservative Allocation Fund.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                                    Realized and
             Net Asset     Net       Unrealized   Dividends   Distributions
              Value,    Investment  Gain (Loss)    from Net      from Net      Net Asset
             Beginning    Income         on       Investment     Realized    Value, End of    Total
              of Year     (Loss)    Investments     Income    Capital Gains       Year       Return+
BOND FUND*
Class I
2005
2004          $10.44      $0.39(1)    $(0.45)       $(0.40)      $(0.00)        $ 9.98        (0.62)%
2003            9.86       0.48(1)      0.56         (0.46)       (0.00)         10.44        10.74
2002(2)         9.71       0.56(1)      0.14         (0.55)       (0.00)          9.86         7.40
2001            9.37       0.62         0.34         (0.62)       (0.00)          9.71        10.50


GOVERNMENT MORTGAGE FUND**
Class I
2005
2004           $9.58      $0.37(1)    $(0.32)       $(0.40)      $(0.00)        $ 9.23         0.63%
2003            9.45       0.39(1)      0.19         (0.45)       (0.00)          9.58         6.15
2002(3)         9.22       0.50(1)      0.22         (0.49)       (0.00)          9.45         7.94
2001            8.77       0.57         0.45         (0.57)       (0.00)          9.22        11.95


                                            Ratio of Net       Ratio of        Ratio of Net
                              Ratio of       Investment      Expenses to    Investment Income/
                             Expenses to  Income/(Loss) to   Average Net     (Loss) to Average  Portfolio
             Net Assets End  Average Net    Average Net     Assets (Before  Net Assets (Before   Turnover
             of Year (000)     Assets          Assets        Fee Waivers)      Fee Waivers)        Rate
BOND FUND*
Class I
2005
2004            $415,151         0.74%           3.86%            0.74%             3.86%          338%
2003             617,012         0.71            4.73             0.71              4.73           213
2002(2)          798,688         0.71            5.70             0.71              5.70            98
2001             842,906         0.72            6.39             0.77              6.34            73


GOVERNMENT MORTGAGE FUND**
Class I
2005
2004            $244,380         0.69%           4.09%            0.78%             4.00%          380%
2003             190,678         0.77            4.09             0.77              4.09           364
2002(3)          185,755         0.76            5.29             0.76              5.29           219
2001             155,683         0.79            6.27             0.84              6.22            78


* Effective June 9, 2000, the Parkstone Bond Fund was merged into the Allegiant Bond Fund. The financial highlights for the periods prior to June 9, 2000 reflect the performance history of the Parkstone Bond Fund. The net asset values at the beginning of each period and the changes in net asset values, including the net asset values at the end of each period listed have been restated to reflect the conversion ratios of .9799154 for Class I on the date of the reorganization.

**    Acquired Allegiant GNMA Fund on November 21, 2003.

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.

(1)   Per share data calculated using average shares outstanding method.

(2) As required, effective June 1, 2001, Bond Fund adopted the provisions of the AICPA Audit and Accounting Guidelines for Investment Companies and began including paydown gains and losses in interest income. This resulted in a $0.01 increase in Net Investment Income Per Share and a $0.01 decrease in Realized and Unrealized Gains (Losses) Per Share for the year ended May 31, 2002. The effect of this change also resulted in an increase in the Ratio of Net Investment Income to Average Net Assets of 0.06% for the year ended May 31, 2002. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change.

(3) As required, effective June 1, 2001, Government Mortgage Fund adopted the provisions of the AICPA Audit and Accounting Guidelines for Investment Companies and began including paydown gains and losses in interest income. This resulted in a $0.02 decrease in Net Investment Income Per Share and an increase of $0.02 in Realized and Unrealized Gains (Losses) Per Share for the year ended May 31, 2002. The effect of this change also resulted in a decrease in the Ratio of Net Investment Income to Average Net Assets of 0.18% for the year ended May 31, 2002. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                                    Realized and
             Net Asset     Net       Unrealized   Dividends   Distributions
              Value,    Investment  Gain (Loss)    from Net      from Net      Net Asset
             Beginning    Income         on       Investment     Realized    Value, End of    Total
              of Year     (Loss)    Investments     Income    Capital Gains       Year       Return+
INTERMEDIATE BOND FUND
Class I
2005
2004          $11.09      $0.37(1)    $(0.40)       $(0.37)      $(0.00)        $10.69        (0.26)%
2003           10.40       0.43(1)      0.69         (0.43)       (0.00)         11.09        11.00
2002           10.24       0.55(1)      0.16         (0.55)       (0.00)         10.40         7.05
2001            9.90       0.64         0.34         (0.64)       (0.00)         10.24        10.16


                                            Ratio of Net       Ratio of        Ratio of Net
                              Ratio of       Investment      Expenses to    Investment Income/
                             Expenses to  Income/(Loss) to   Average Net     (Loss) to Average  Portfolio
             Net Assets End  Average Net    Average Net     Assets (Before  Net Assets (Before   Turnover
             of Year (000)     Assets          Assets        Fee Waivers)      Fee Waivers)        Rate
INTERMEDIATE BOND FUND
Class I
2005
2004            $439,369         0.59%           3.40%            0.74%             3.25%          164%
2003             418,964         0.58            4.01             0.73              3.86           129
2002             346,788         0.57            5.27             0.72              5.12           141
2001             345,059         0.59            6.34             0.79              6.14           133


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.

(1)   Per share data calculated using average shares outstanding method.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                                    Realized and
             Net Asset     Net       Unrealized   Dividends   Distributions
              Value,    Investment  Gain (Loss)    from Net      from Net      Net Asset
             Beginning    Income         on       Investment     Realized    Value, End of    Total
              of Year     (Loss)    Investments     Income    Capital Gains       Year       Return+
LIMITED MATURITY BOND FUND
Class I
2005
2004          $10.17      $0.26(1)    $(0.20)       $(0.28)      $(0.00)        $ 9.95         0.45%
2003            9.97       0.32(1)      0.22         (0.34)       (0.00)         10.17         5.58
2002(2)         9.87       0.49(1)      0.10         (0.49)       (0.00)          9.97         6.09
2001            9.70       0.60         0.17         (0.60)       (0.00)          9.87         8.21


TOTAL RETURN ADVANTAGE FUND
Class I
2005
2004          $11.01      $0.42(1)    $(0.55)       $(0.42)      $(0.24)        $10.22        (1.18)%
2003           10.23       0.49(1)      0.92         (0.53)       (0.10)         11.01        14.18
2002(3)        10.02       0.55(1)      0.21         (0.55)       (0.00)         10.23         7.76
2001            9.48       0.59         0.54         (0.59)       (0.00)         10.02        12.04


ULTRA SHORT BOND FUND
Class I
2005
2004          $10.08      $0.16(1)    $(0.07)       $(0.17)      $(0.00)        $10.00         0.93%
2003(4)        10.00       0.09(1)      0.08         (0.09)       (0.00)         10.08         1.67

                                            Ratio of Net       Ratio of        Ratio of Net
                              Ratio of       Investment      Expenses to    Investment Income/
                             Expenses to  Income/(Loss) to   Average Net     (Loss) to Average  Portfolio
             Net Assets End  Average Net    Average Net     Assets (Before  Net Assets (Before   Turnover
             of Year (000)     Assets          Assets        Fee Waivers)      Fee Waivers)        Rate
LIMITED MATURITY BOND FUND
Class I

2005

2004            $306,914         0.54%           2.58%            0.64%             2.48%          136%
2003             308,986         0.54            3.17             0.64              3.07           117
2002(2)          213,322         0.53            4.89             0.63              4.79           110
2001             190,243         0.55            5.98             0.73              5.80            87


TOTAL RETURN ADVANTAGE FUND
Class I

2005

2004            $314,269         0.60%           3.92%            0.75%             3.77%          134%
2003             241,404         0.58            4.60             0.73              4.45           108
2002(3)          259,402         0.55            5.42             0.72              5.25            88
2001             355,344         0.51            5.95             0.79              5.67           182


ULTRA SHORT BOND FUND
Class I

2005

2004            $176,280         0.36%           1.54%            0.56%             1.34%          120%
2003(4)          129,599         0.26            1.81             0.58              1.49           239

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.

(1)   Per share data calculated using average shares outstanding method.

(2) As required, effective June 1, 2001, Limited Maturity Bond Fund adopted the provisions of the AICPA Audit and Accounting Guidelines for Investment Companies and began including paydown gains and losses as an adjustment to interest income. The effect of this change for the year ended May 31, 2002 was $0.00 on per share data and a decrease in the Ratio of Net Investment Income to Average Net Assets of 0.01%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change.

(3) As required, effective June 1, 2001, Total Return Advantage Fund adopted the provisions of the AICPA Audit and Accounting Guidelines for Investment Companies and began including paydown gains and losses as an adjustment to interest income. The effect of this change for the year ended may 31, 2002 was $0.00 on per share data and 0.00% on the Ratio of Net Investment Income to Average Net Assets. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change.

(4) Ultra Short Bond Fund (formerly Short Duration Bond Fund) Class I commenced operations on December 2, 2002. All ratios for the period have been annualized.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                                    Realized and
             Net Asset     Net       Unrealized   Dividends   Distributions
              Value,    Investment  Gain (Loss)    from Net      from Net      Net Asset
             Beginning    Income         on       Investment     Realized    Value, End of    Total
              of Year     (Loss)    Investments     Income    Capital Gains       Year       Return+
INTERMEDIATE TAX EXEMPT BOND FUND
Class I

2005

2004          $10.61      $0.39(1)    $(0.46)       $(0.41)      $(0.00)        $10.13        (0.70)%
2003           10.17       0.40(1)      0.44         (0.40)       (0.00)         10.61         8.45
2002(2)        10.01       0.42(1)      0.16         (0.42)       (0.00)         10.17         5.86
2001            9.50       0.43         0.51         (0.43)       (0.00)         10.01        10.07


MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
Class I

2005

2004          $11.45      $0.46(1)    $(0.51)       $(0.47)      $(0.00)        $10.93        (0.44)%
2003           11.03       0.47(1)      0.44         (0.47)       (0.02)         11.45         8.51
2002(3)        10.94       0.49(1)      0.10         (0.49)       (0.01)         11.03         5.54
2001           10.38       0.50         0.56         (0.50)       (0.00)         10.94        10.36


                                            Ratio of Net       Ratio of        Ratio of Net
                              Ratio of       Investment      Expenses to    Investment Income/
                             Expenses to  Income/(Loss) to   Average Net     (Loss) to Average  Portfolio
             Net Assets End  Average Net    Average Net     Assets (Before  Net Assets (Before   Turnover
             of Year (000)     Assets          Assets        Fee Waivers)      Fee Waivers)        Rate
INTERMEDIATE TAX EXEMPT BOND FUND
Class I

2005

2004            $162,027         0.60%           3.78%            0.75%             3.63%            9%
2003             175,441         0.60            3.92             0.75              3.77            11
2002(2)          167,578         0.60            4.19             0.75              4.04            19
2001             162,015         0.60            4.39             0.80              4.19            27


MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
Class I

2005

2004            $123,614         0.60%           4.11%            0.75%             3.96%            5%
2003             147,331         0.60            4.24             0.75              4.09             7
2002(3)          137,902         0.59            4.47             0.74              4.32             6
2001             148,726         0.60            4.62             0.80              4.42            16


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.

(1)   Per share data calculated using average shares outstanding method.

(2) As required, effective June 1, 2001, Intermediate Tax Exempt Bond Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. This resulted in a $0.01 increase in Net Investment Income Per Share and a decrease of $0.01 in Realized and Unrealized Gains (Losses) Per Share for the year ended May 31, 2002. The effect of this change also resulted in an increase in the Ratio of Net Investment Income to Average Net Assets of 0.07%, for the year ended May 31, 2002. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change.

(3) As required, effective June 1, 2001, Michigan Intermediate Municipal Bond Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended May 31, 2002 was $0.00 on per share data. The effect of this change also resulted in an increase in the Ratio of Net Investment Income to Average Net Assets of 0.03% for the year ended May 31, 2002. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated

                                    Realized and
             Net Asset     Net       Unrealized   Dividends   Distributions
              Value,    Investment  Gain (Loss)    from Net      from Net      Net Asset
             Beginning    Income         on       Investment     Realized    Value, End of    Total
              of Year     (Loss)    Investments     Income    Capital Gains       Year       Return+
OHIO INTERMEDIATE TAX EXEMPT BOND FUND
Class I

2005

2004          $11.70      $0.41(1)    $(0.50)       $(0.41)      $(0.00)        $11.20        (0.75)%
2003           11.20       0.44(1)      0.50         (0.44)       (0.00)         11.70         8.56
2002(2)        11.04       0.47(1)      0.16         (0.47)       (0.00)         11.20         5.81
2001           10.49       0.48         0.55         (0.48)       (0.00)         11.04        10.00


PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
Class I

2005

2004          $10.96      $0.36(1)    $(0.49)       $(0.37)      $(0.00)        $10.46        (1.18)%
2003           10.47       0.41(1)      0.49         (0.41)       (0.00)         10.96         8.76
2002(3)        10.36       0.46(1)      0.11         (0.46)       (0.00)         10.47         5.57
2001            9.89       0.47(1)      0.47         (0.47)       (0.00)         10.36         9.64


                                            Ratio of Net       Ratio of        Ratio of Net
                              Ratio of       Investment      Expenses to    Investment Income/
                             Expenses to  Income/(Loss) to   Average Net     (Loss) to Average  Portfolio
             Net Assets End  Average Net    Average Net     Assets (Before  Net Assets (Before   Turnover
             of Year (000)     Assets          Assets        Fee Waivers)      Fee Waivers)        Rate
OHIO INTERMEDIATE TAX EXEMPT BOND FUND
Class I

2005

2004            $163,549         0.60%           3.61%            0.75%             3.46%           13%
2003             167,899         0.60            3.85             0.75              3.70             6
2002(2)          154,461         0.60            4.20             0.75              4.05            19
2001             156,655         0.56            4.44             0.76              4.24            20


PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
Class I

2005

2004            $ 54,675         0.63%           3.38%            0.78%             3.23%           14%
2003              55,503         0.65            3.84             0.80              3.69            12
2002(3)           51,319         0.64            4.40             0.79              4.25            13
2001              45,441         0.63            4.57             0.86              4.34            25


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.

(1)   Per share data calculated using average shares outstanding method.

(2) As required, effective June 1, 2001, Ohio Intermediate Tax Exempt Bond Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended May 31, 2002 was $0.00 on per share data. The effect of this change also resulted in a decrease in the Ratio of Net Investment Income to Average Net Assets of 0.02% for the year ended May 31, 2002. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change.

(3) As required, effective June 1, 2001, Pennsylvania Intermediate Municipal Bond Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended May 31, 2002 was $0.00 on per share data and 0.00% on the Ratio of Net Investment Income to Average Net Assets. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change.

INVESTMENT ADVISER
Allegiant Asset Management Company
200 Public Square, 5th Floor
Cleveland, Ohio 44114


DISTRIBUTOR
Professional Funds Distributor, LLC
760 Moore Road
King of Prussia, PA 19406

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

                             NOT PART OF PROSPECTUS


                         ALLEGIANT FUNDS PRIVACY NOTICE

      The basis of each customer relationship at Allegiant Funds is built on trust. You have chosen to do business with Allegiant Funds, and we guard that relationship with great care, beginning with the information you have chosen to share with us.

      Allegiant Funds is dedicated to protecting the privacy of your nonpublic personal information. We maintain information about you in order to provide you with the most effective and convenient access to our broad range of financial products and services. We want you to understand what information we collect, and how we use and protect it.

      WHAT INFORMATION WE COLLECT

      "Nonpublic personal information" is information about you that we obtain in connection with providing our financial products or services. Such information includes for example, name, address, age, and account balance.

      We may collect nonpublic personal information about you from the following sources:

   o Information that you provide to us, such as on applications or other forms, or

   o  Information about your transactions with us

      OUR SECURITY PROCEDURES

      To maintain security of customer information, we restrict access to your personal and account information to persons who need to know that information to provide you products or services. We maintain physical, electronic and procedural safeguards to guard information.

      WHAT INFORMATION WE DISCLOSE

      Allegiant Funds does not disclose nonpublic personal information about you to any third party companies, except as permitted by federal law. The confidentiality of your nonpublic personal information will continue to be maintained consistent with this privacy notice even if you decide to close your account(s), your account becomes inactive, or you otherwise cease to do business with us.

      Allegiant Funds works with third parties to bring you financial services. We disclose information about you as necessary to fulfill these third party service agreements. For example, we may disclose information about you to third parties that assist us in servicing or maintaining your mutual fund account, or other business relationship, such as printing checks or providing periodic account statements. We may also disclose information about you to governmental entities, such as sending annual income statements to the IRS.

                             NOT PART OF PROSPECTUS


      We may disclose all of the information we collect, as described above, to third parties that perform marketing services on our behalf or to other financial institutions, such as National City and its affiliates, with whom we have joint marketing agreements in order to make a variety of financial services available to you. These third parties must agree to strict confidentiality provisions to assure the protection of your information. Because we already limit the sharing of your nonpublic personal information as outlined above, no action is necessary on your part to ensure this result.

      ALLEGIANT FUNDS' PLEDGE TO YOU

      We believe that your privacy should never be compromised. At the same time, we want to offer you the array of financial products and services you need to accomplish your financial goals. We believe we can do both by adhering to the provisions of this privacy notice.

BOARD OF TRUSTEES

ROBERT D. NEARY                                RICHARD W. FURST
CHAIRMAN                                       Garvice D. Kincaid Professor of
Retired Co-Chairman, Ernst & Young             Finance and Dean Emeritus,Gatton
Director:                                      College of Business and
   Commercial Metals Company                   Economics, University of Kentucky
   Strategic Distribution, Inc.
                                               GERALD L. GHERLEIN
HERBERT R. MARTENS, JR.                        Retired Executive Vice President
PRESIDENT                                         and General Counsel, Eaton
Executive Vice President,                         Corporation
   National City Corporation,
President and Chief Executive Officer,         DALE C. LAPORTE
   National City Bank, Florida,                Partner, Calfee, Halter &
Chairman,                                         Griswold LLP
   NatCity Investments, Inc.

JOHN G. BREEN                                  KATHLEEN A. OBERT
Retired Chairman and Chief Executive           Chairman and Chief Executive
   Officer,                                       Officer,
   The Sherwin Williams Co.                       Edward Howard & Co.
Director:
   Goodyear Tire & Rubber Co.                  J. WILLIAM PULLEN
   The Stanley Works                           Retired President and
                                                  Chief Executive Officer,
                                                  Whayne Supply Company

JOHN F. DURKOTT
President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
Executive Officer,
   Centerior Energy

      The Allegiant Funds Trustees also serve as Trustees of Allegiant Advantage Fund.

                                                                          [LOGO]
                                                                    ALLEGIANT(R)
                                                                           FUNDS

                                                          WWW.ALLEGIANTFUNDS.COM

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Allegiant Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance during the last fiscal year. The reports also contain detailed financial information about the Funds and are available, free of charge, on the Funds' website.


TO OBTAIN MORE INFORMATION:

By Internet:
www.allegiantfunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:


You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Allegiant Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or by writing to:


Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

WWW.ALLEGIANTFUNDS.COM

Allegiant Funds' Investment Company Act registration number is 811-4416


[LOGO]
ALLEGIANT(R)
       FUNDS

                           ALLEGIANT FUNDS PROSPECTUS
                               MONEY MARKET FUNDS
                           A, B AND C SHARES (RETAIL)


                                 OCTOBER 1, 2005


                          GOVERNMENT MONEY MARKET FUND
                                MONEY MARKET FUND
                        OHIO MUNICIPAL MONEY MARKET FUND
                    PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
                          TAX EXEMPT MONEY MARKET FUND
                           TREASURY MONEY MARKET FUND





















     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




                                     [LOGO]
                                  ALLEGIANT(R)
                                      FUNDS
                             WWW.ALLEGIANTFUNDS.COM

                               INVESTMENT ADVISER
                                 ALLEGIANT ASSET
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS

EFFECTIVE JUNE 13, 2005, THE ARMADA FUNDS WERE RENAMED THE ALLEGIANT FUNDS ("ALLEGIANT") AND THE INVESTMENT ADVISER TO ALLEGIANT, NATIONAL CITY INVESTMENT MANAGEMENT COMPANY, CHANGED ITS NAME TO ALLEGIANT ASSET MANAGEMENT COMPANY (THE "ADVISER"). PLEASE NOTE THAT THESE NAME CHANGES DID NOT RESULT IN A CHANGE TO THE INVESTMENT OBJECTIVE OF ANY INVESTMENT PORTFOLIO OF ALLEGIANT (EACH, A "FUND," COLLECTIVELY, THE "FUNDS") OR ANY FUND'S TICKER SYMBOL.

Allegiant is a mutual fund family that offers different classes of shares in separate Funds. The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about Class A, Class B and Class C Shares of the Allegiant money market funds before investing. Allegiant also offers Class A, Class B and Class C Shares of equity, fixed income, asset allocation and tax free bond funds in a separate prospectus. To obtain more information on Allegiant, visit us on-line at WWW.ALLEGIANTFUNDS.COM or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

                                                                    PAGE


ALLEGIANT GOVERNMENT MONEY MARKET FUND................................2
ALLEGIANT MONEY MARKET FUND...........................................5
ALLEGIANT OHIO MUNICIPAL MONEY MARKET FUND............................8
ALLEGIANT PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND..................11
ALLEGIANT TAX EXEMPT MONEY MARKET FUND...............................14
ALLEGIANT TREASURY MONEY MARKET FUND.................................17
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES...............24
MORE INFORMATION ABOUT FUND INVESTMENTS..............................25
INVESTOR PROFILES....................................................26
INVESTMENT ADVISER AND INVESTMENT TEAMS..............................27
PURCHASING, SELLING AND EXCHANGING FUND SHARES.......................28
DISTRIBUTION OF FUND SHARES..........................................41
DIVIDENDS AND TAXES..................................................42
FINANCIAL HIGHLIGHTS.................................................44

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser manages the investments of each Fund. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

The Adviser evaluates the risks and rewards presented by all securities purchased by a Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate. No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency.

Although a money market fund seeks to maintain a constant price per share of $1.00, there is no guarantee that a money market fund will achieve this goal and it is possible that you may lose money by investing in a Fund.

ALLEGIANT GOVERNMENT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                         High current income consistent with
                                        stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY           Investing in a portfolio of high quality
                                        short-term debt securities issued by the U.S. government, its agencies and instrumentalities and repurchase agreements related to such securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS                         Interest rate risk, credit risk,
                                        counterparty risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Government Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in short-term obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness, as well as securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"). The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.


In managing the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


1995     1996    1997    1998    1999    2000    2001     2002    2003    2004
5.53%    5.04%   5.14%   4.98%   4.66%   5.94%   3.64%    1.21%   0.49%   0.68%

Best Quarter               1.53%            (12/31/00)
Worst Quarter              0.09%            (6/30/04)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 1.01%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004.

-------------------------------------------------------------------------------
CLASS A SHARES                 1 YEAR          5 YEARS       10 YEARS
-------------------------------------------------------------------------------
Allegiant Government Money
Market Fund                     0.68%           2.37%          3.71%
-------------------------------------------------------------------------------

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ALLEGIANTFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.


FUND FEES AND EXPENSES

See page 19 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                         High current income consistent with
                                        stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY           Investing in a portfolio of high quality
                                        short-term debt securities designed to
                                        allow the Fund to maintain a stable net
                                        asset value of $1.00 per share

PRINCIPAL RISKS                         Interest rate risk, credit risk,
                                        counterparty risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.


The Fund invests in a variety of high quality, short-term U.S dollar-denominated money market securities, including certificates of deposit, time deposits and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a sovereign debt rating in the highest short-term rating category by at least two nationally recognized statistical rating organizations (NRSROs) or, if only one NRSRO has rated such debt, then by that NRSRO (or, if unrated, determined by the Adviser to be of comparable quality).

The Fund also may invest in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government and in repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser. The Fund invests at least 95% of its total assets in securities rated in the highest rating category by one or more NRSROs or, if unrated, determined by the Adviser to be of comparable quality.


In selecting investments for the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The performance of Class B and Class C Shares will differ due to differences in expenses.


CALENDAR YEAR TOTAL RETURNS


1995     1996    1997    1998    1999    2000    2001     2002    2003    2004
5.61%    5.09%   5.22%   5.11%   4.76%   6.05%   3.66%    1.22%   0.53%   0.71%

Best Quarter               1.56%                     (9/30/00)
Worst Quarter              0.10%                     (6/30/04)

The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 1.03%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004.

    ---------------------------------------------------------------------
    CLASS A SHARES                      1 YEAR    5 YEARS   10 YEARS
    ---------------------------------------------------------------------
    Allegiant Money Market Fund         0.71%     2.41%     3.77%
    -----------------------------------------------------------------------------------------------
                                                                        SINCE        DATE OF
    CLASS B SHARES                      1 YEAR    5 YEARS   10 YEARS    INCEPTION    INCEPTION
    -----------------------------------------------------------------------------------------------
    Allegiant Money Market Fund         0.58%     1.96%     N/A         2.60%        1/5/98
    -----------------------------------------------------------------------------------------------
                                                                        SINCE        DATE OF
    CLASS C SHARES                      1 YEAR    5 YEARS   10 YEARS    INCEPTION    INCEPTION
    -----------------------------------------------------------------------------------------------
    Allegiant Money Market Fund         0.58%     N/A       N/A         1.29%        11/15/00
    -----------------------------------------------------------------------------------------------


For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ALLEGIANTFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES

See page 19 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT OHIO MUNICIPAL MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                         Current income exempt from regular
                                        federal income tax and Ohio personal
                                        income tax, consistent with stability of principal

PRINCIPAL INVESTMENT STRATEGY           Investing in a portfolio of high quality
                                        short-term Ohio municipal money market
                                        instruments designed to allow the Fund
                                        to maintain a stable net asset value of
                                        $1.00 per share and generate income
                                        exempt from federal and Ohio income
                                        taxes

PRINCIPAL RISKS                         Interest rate risk, credit risk, single
                                        state risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Ohio Municipal Money Market Fund's investment objective is to provide current income exempt from regular federal income tax and Ohio personal income tax, consistent with stability of principal. The investment objective may be changed without a shareholder vote.


The Fund invests primarily in high quality, short-term money market instruments issued by or on behalf of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions, the income from which is exempt from regular federal income tax and Ohio personal income tax, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Ohio municipal money market instruments). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Ohio residents.

High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser.


Under normal circumstances, at least 80% of the value of the Fund's net assets plus any borrowings for investment purposes will be invested in Ohio municipal money market instruments. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

There may be economic or political changes that impact the ability of Ohio municipal issuers to repay principal and to make interest payments on Ohio municipal money market instruments. Changes in the financial condition or credit rating of Ohio municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Ohio makes the Fund susceptible to economic, political and regulatory events that affect Ohio.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


  1999           2000        2001        2002        2003        2004
  2.78%          3.68%       2.42%       0.98%       0.52%       0.66%

Best Quarter               0.98%            (12/31/00)
Worst Quarter              0.09%            (9/30/03)


The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 0.81%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004.

--------------------------------------------------------------------------------
CLASS A SHARES            1 YEAR    5 YEARS   SINCE INCEPTION  DATE OF INCEPTION
--------------------------------------------------------------------------------
Allegiant Ohio Municipal
   Money Market Fund       0.66%     1.64%         1.86%            11/4/98
--------------------------------------------------------------------------------


For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ALLEGIANTFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES

See page 20 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                         Current income exempt from regular
                                        federal income tax and Pennsylvania
                                        personal income tax, consistent with
                                        stability of principal

PRINCIPAL INVESTMENT STRATEGY           Investing in a portfolio of high quality
                                        short-term Pennsylvania municipal money
                                        market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal and
                                        Pennsylvania income taxes

PRINCIPAL RISKS                         Interest rate risk, credit risk, single
                                        state risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Pennsylvania Tax Exempt Money Market Fund's investment objective is to provide current income exempt from regular federal income tax and Pennsylvania personal income tax, consistent with stability of principal. The investment objective may be changed without a shareholder vote.


The Fund invests primarily in high quality, short-term money market instruments issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities, and obligations of the United States, including territories and possessions of the United States, the income from which is exempt from federal income tax and Pennsylvania personal income tax (Pennsylvania municipal money market instruments). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser. As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax and Pennsylvania personal income tax, but also is not considered a preference item for purposes of the federal alternative minimum tax.


In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

There may be economic or political changes that impact the ability of Pennsylvania municipal issuers to repay principal and to make interest payments on Pennsylvania municipal money market instruments. Changes in the financial condition or credit rating of Pennsylvania municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Pennsylvania makes the Fund susceptible to economic, political and regulatory events that affect Pennsylvania.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


1997      1998      1999      2000       2001     2002      2003      2004
3.33%     2.98%     2.82%     3.65%      2.37%    0.99%     0.52%     0.61%

Best Quarter          0.95%            (12/31/00)
Worst Quarter         0.09%            (9/30/03)


The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 0.81%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004.


--------------------------------------------------------------------------------
CLASS A SHARES           1 YEAR   5 YEARS   SINCE INCEPTION  DATE OF INCEPTION
--------------------------------------------------------------------------------
Allegiant Pennsylvania
  Tax Exempt Money
  Market Fund            0.61%     1.62%         2.19%            9/11/96
--------------------------------------------------------------------------------


For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ALLEGIANTFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.


FUND FEES AND EXPENSES

See page 20 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT TAX EXEMPT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                         High current interest income exempt from
                                        federal income tax consistent with
                                        stability of principal while maintaining liquidity


PRINCIPAL INVESTMENT STRATEGY           Investing in a portfolio of high quality
                                        short-term municipal money market
                                        instruments designed to allow the Fund
                                        to maintain a stable net asset value of
                                        $1.00 per share and generate income
                                        exempt from federal income tax

PRINCIPAL RISKS                         Interest rate risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Tax Exempt Money Market Fund's investment objective is to provide as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.


The Fund invests primarily in high quality, short-term money market instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities that pay interest exempt from federal income taxes (municipal money market instruments). However, Fund dividends will generally be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.


As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax, but is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal money market instruments. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The performance of Class B Shares will differ due to differences in expenses.

There is no performance information shown for Class B Shares because they had not commenced operations as of December 31, 2004.

CALENDAR YEAR TOTAL RETURNS


1995    1996   1997   1998   1999   2000    2001   2002    2003    2004
3.46%   3.11%  3.27%  3.08%  2.80%  3.68%   2.37%  0.94%   0.50%   0.65%


Best Quarter          0.97%            (12/31/00)
Worst Quarter         0.08%            (9/30/03)



The Fund's year-to-date total return for Class A Shares through June 30, 2004 was 0.78%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004. NO AVERAGE ANNUAL RETURNS ARE SHOWN FOR CLASS B SHARES BECAUSE THE CLASS HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2004.

------------------------------------------------------------------------------
CLASS A SHARES                1 YEAR           5 YEARS          10 YEARS
------------------------------------------------------------------------------
Allegiant Tax Exempt Money
  Market Fund                 0.65%            1.62%             2.38%
------------------------------------------------------------------------------



For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ALLEGIANTFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.


FUND FEES AND EXPENSES

See page 21 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT TREASURY MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                         High current income consistent with
                                        stability of principal while maintaining liquidity


PRINCIPAL INVESTMENT STRATEGY           Investing in a portfolio of high quality
                                        short-term obligations of the U.S.
                                        Treasury designed to allow the Fund to
                                        maintain a stable net asset value of
                                        $1.00 per share

PRINCIPAL RISK                          Interest rate risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Treasury Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.


The Fund invests exclusively in short-term direct obligations of the U.S. Treasury, such as Treasury bills and notes, and in other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days' notice before it would adopt a policy that would permit the Fund to invest less than 80% of its net assets plus any borrowings for investment purposes in such securities.


In managing the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


1995    1996    1997    1998    1999     2000     2001     2002    2003   2004
5.27%   4.75%   4.81%   4.54%   4.18%    5.37%    3.37%    1.09%   0.40%  0.54%

Best Quarter         1.41%            (12/31/00)
Worst Quarter        0.07%            (6/30/04)


The Fund's year-to-date total return for Class A Shares through June 30, 2005 was 0.92%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004.

----------------------------------------------------------------------
CLASS A SHARES                1 YEAR     5 YEARS      10 YEARS
----------------------------------------------------------------------
Allegiant Treasury Money
  Market Fund                  0.54%      2.14%         3.42%
----------------------------------------------------------------------


For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ALLEGIANTFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES

See page 21 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

 FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                          GOVERNMENT MONEY
                                            MARKET FUND                  MONEY MARKET FUND

                                              CLASS A           CLASS A        CLASS B       CLASS C
Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of
offering price)                                 None              None          None          None
-------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)              None              None          5.00%(1)      1.00%(2)
-------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                 None              None          None          None
-------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                 None              None          None          None
-------------------------------------------------------------------------------------------------------
Exchange Fee                                    None              None          None          None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees(3)                    0.35%              0.35%         0.35%         0.35%
-------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                   0.03%(4)           0.03%(4)      0.75%         0.75%
-------------------------------------------------------------------------------------------------------
Other Expenses:
-------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(5)               0.25%              0.25%         0.25%         0.25%
-------------------------------------------------------------------------------------------------------
   Other                                         __%                __%           __%           __%
-------------------------------------------------------------------------------------------------------
Total Other Expenses                             __%                __%           __%           __%
-------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(3)                            __%                __%           __%           __%
-------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                             OHIO MUNICIPAL MONEY         PENNSYLVANIA TAX EXEMPT MONEY
                                                 MARKET FUND                       MARKET FUND

                                                  CLASS A                            CLASS A
Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of
offering price)                                    None                                None
---------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as percentage of net asset
value)                                             None                                None
---------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                    None                                None
---------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                    None                                None
---------------------------------------------------------------------------------------------------------
Exchange Fee                                       None                                None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees(3)                        0.35%                              0.40%
---------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees(4)                                    0.03%                              0.03%
---------------------------------------------------------------------------------------------------------
Other Expenses:
---------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(5)                   0.25%                              0.25%
---------------------------------------------------------------------------------------------------------
   Other                                            __%                                __%
---------------------------------------------------------------------------------------------------------
Total Other Expenses                                __%                                __%
---------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(3)                               __%                                __%
---------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                      TAX EXEMPT MONEY MARKET FUND          TREASURY
                                                                        MONEY MARKET FUND
                                         CLASS A        CLASS B              CLASS A
Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of
offering price)                           None            None                None
---------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as percentage of net asset
value)                                    None            5.00%(1)            None
---------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                           None            None                None
---------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of        None            None                None
amount redeemed, if applicable)
---------------------------------------------------------------------------------------------
Exchange Fee                              None            None                None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees(3)               0.35%           0.35%               0.30%
---------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                              0.03%(4)        0.75%               0.03%(4)
---------------------------------------------------------------------------------------------
Other Expenses:
---------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(5)          0.25%           0.25%               0.25%
---------------------------------------------------------------------------------------------
   Other                                    __%             __%                 __%
---------------------------------------------------------------------------------------------
Total Other Expenses                        __%             __%                 __%
---------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(3)                       __%             __%                 __%
---------------------------------------------------------------------------------------------

(1) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges - Class B Shares and Class C Shares."
(2) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.
(3) The Adviser waived a portion of its advisory fees for each Fund during the last fiscal year. After these fee waivers, the Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                                   TOTAL      TOTAL      TOTAL
                                      ADVISORY   EXPENSES   EXPENSES   EXPENSES
FUND                                    FEES     (CLASS A)  (CLASS B)  (CLASS C)
Government Money Market Fund            0.25%       __%        N/A        N/A
Money Market Fund                       0.25%       __%        __%        __%
Ohio Municipal Money Market Fund        0.15%       __%        N/A        N/A
Pennsylvania Tax Exempt
  Money Market Fund                     0.15%       __%        N/A        N/A
Tax Exempt Money Market Fund            0.15%       __%         *         N/A
Treasury Money Market Fund              0.25%       __%        N/A        N/A

* Class B Shares of the Tax Exempt Money Market Fund were not in operation during the last fiscal year.


  The Adviser expects to continue waiving a portion of its advisory fees for the Funds during the current fiscal year. After these fee waivers, the Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                                 TOTAL       TOTAL       TOTAL
                                    ADVISORY   EXPENSES    EXPENSES    EXPENSES
FUND                                  FEES     (CLASS A)   (CLASS B)   (CLASS C)
Government Money Market Fund          0.25%       __%         N/A         N/A
Money Market Fund                     0.25%       __%         __%         __%
Ohio Municipal Money Market Fund      0.15%       __%         N/A         N/A
Pennsylvania Tax Exempt
  Money Market Fund                   0.15%       __%         N/A         N/A
Tax Exempt Money Market Fund          0.15%       __%         __%         N/A
Treasury Money Market Fund            0.25%       __%         N/A         N/A


  These fee waivers are voluntary and may be revised or discontinued at any time.

(4) Distribution (12b-1) Fees have been restated to reflect current fees expected to be incurred by each Fund's Class A Shares during the current fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than 0.03% during the current fiscal year.
(5) Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

  For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in each of the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                       1 YEAR              3 YEARS               5 YEARS            10 YEARS
                                       ------              -------               -------            --------
GOVERNMENT MONEY
MARKET FUND
    Class A Shares                        $__                  $__                   $__                 $__
MONEY MARKET FUND
    Class A Shares                         __                   __                    __                  __
    Class B Shares(1)                      __                   __                    __                  __
    Class B Shares(2)                      __                   __                    __                  __
    Class C Shares(1)                      __                   __                    __                  __
    Class C Shares(2)                      __                   __                    __                  __
OHIO MUNICIPAL MONEY MARKET FUND
    Class A Shares                         __                   __                    __                  __
PENNSYLVANIA TAX EXEMPT MONEY
MARKET FUND
    Class A Shares                         __                   __                    __                  __
TAX EXEMPT MONEY
MARKET FUND
    Class A Shares                         __                   __                    __                  __
    Class B Shares(1)                      __                   __                    __                  __
    Class B Shares(2)                      __                   __                    __                  __
TREASURY MONEY
MARKET FUND
    Class A Shares                         __                   __                    __                  __

(1) If you sell your shares at the end of the period.
(2) If you do not sell your shares at the end of the period.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES


This section provides additional information about the principal investment strategies used by the Funds and the related risks. The Funds' Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Statement of Additional Information, which is available, free of charge, on the Funds' website. The following chart indicates the specific investments in which each Fund primarily invests.


    ----------------------------------------------------- ----------  -----------   ----------   ----------   ----------
                                                             Fixed     Eurodollar
                                                            Income     and Yankee   Government   Repurchase   Municipal
                                                          Securities  Obligations   Securities   Agreements   Securities
    ----------------------------------------------------- ----------  -----------   ----------   ----------   ----------
    ALLEGIANT GOVERNMENT MONEY MARKET FUND                    X                         X            X
    ----------------------------------------------------- ----------  -----------   ----------   ----------   ----------
    ALLEGIANT MONEY MARKET FUND                               X            X            X            X
    ----------------------------------------------------- ----------  -----------   ----------   ----------   ----------
    ALLEGIANT OHIO MUNICIPAL MONEY MARKET FUND                X                                                   X
    ----------------------------------------------------- ----------  -----------   ----------   ----------   ----------
    ALLEGIANT PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND       X                                                   X
    ----------------------------------------------------- ----------  -----------   ----------   ----------   ----------
    ALLEGIANT TAX EXEMPT MONEY MARKET FUND                    X                                                   X
    ----------------------------------------------------- ----------  -----------   ----------   ----------   ----------
    ALLEGIANT TREASURY MONEY MARKET FUND                      X                         X
    ----------------------------------------------------- ----------  -----------   ----------   ----------   ----------

FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors.

This risk should be reduced because of the diversification provided by a Fund's multiple holdings.


GOVERNMENT SECURITIES
As part of their principal investment strategies, each of the Allegiant Government Money Market Fund, Allegiant Money Market Fund and Allegiant Treasury Money Market Fund may invest in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


REPURCHASE AGREEMENTS
Under a repurchase agreement a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.

MUNICIPAL SECURITIES
There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

MORE INFORMATION ABOUT FUND INVESTMENTS


The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section for each Fund are those that the Funds use under normal circumstances. Each Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See the Statement of Additional Information for more detail on the investments and strategies used by the Funds.


To the extent not inconsistent with a Fund's other investment policies, a Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities may temporarily deviate from such policy in limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

Each Fund may hold cash pending investment and may hold up to 100% of its assets in cash for temporary defensive purposes.

Allegiant has obtained an order from the Securities and Exchange Commission ("SEC") that allows the non-money market funds offered by Allegiant through separate prospectuses to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by this prospectus. A non-money market fund will generally hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.

EURODOLLAR AND YANKEE OBLIGATIONS
The Money Market Fund may also invest in Eurodollar and Yankee obligations, which include, but are not limited, to certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have the same risks, such as income risk and credit risk, as those of U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include the chance that a foreign government will not let U.S. dollar-denominated assets leave the country, the chance that the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and the chance that adverse political or economic developments will affect investments in a foreign country. Before the Adviser selects a Eurodollar or Yankee obligation, however, any foreign issuer undergoes the same credit-quality analysis and tests of financial strength as those for the issuers of domestic securities.

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. TAX EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS AND THE

BENEFITS OF THE TAX EXEMPTION CANNOT BE REALIZED IN A TAX-DEFERRED ACCOUNT. Please consult your financial adviser for help in deciding which Fund is right for you.

------------------------------------------------ -----------------------------
FUND                                             MAY BE APPROPRIATE FOR . . .
------------------------------------------------ -----------------------------
Government Money Market Fund                     Investors seeking
                                                 current income and
                                                 the added stability
                                                 and quality of a
                                                 fund that invests
                                                 in
                                                 government-related
                                                 securities
------------------------------------------------ -----------------------------
Money Market Fund                                Investors seeking
                                                 current income and
                                                 reduced risk
                                                 through a widely
                                                 diversified money
                                                 market portfolio
------------------------------------------------ -----------------------------
Ohio Municipal Money                             Market Fund Taxable
                                                 investors seeking
                                                 current income
                                                 exempt from federal
                                                 and Ohio income
                                                 taxes
------------------------------------------------ -----------------------------
Pennsylvania Tax Exempt Money Market Fund        Taxable investors seeking
                                                 current income
                                                 exempt from federal
                                                 and Pennsylvania
                                                 income taxes
------------------------------------------------ -----------------------------
Tax Exempt Money Market Fund                     Taxable investors seeking
                                                 current income
                                                 exempt from federal
                                                 income taxes
------------------------------------------------ -----------------------------
Treasury Money Market Fund                       Investors seeking current
                                                 income and the added
                                                 stability and quality of a
                                                 fund that invests in U.S.
                                                 Treasury securities
------------------------------------------------ -----------------------------


INVESTMENT ADVISER AND INVESTMENT TEAMS


Allegiant Asset Management Company, with its principal offices at 200 Public Square, 5th Floor, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2005, the Adviser had approximately $26 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

The Board of Trustees of Allegiant supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.


The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees (after fee waivers) the Adviser received for each Fund for the fiscal year ended May 31, 2005.


---------------------------------------- ------------------------------------------------- -----------------------------
                                                                                             ADVISORY FEES PAID AS A
                                                                                              PERCENTAGE OF AVERAGE
                                                                                            NET ASSETS FOR THE FISCAL
FUND NAME                                MANAGEMENT TEAM                                     YEAR ENDED MAY 31, 2005
---------------------------------------- ------------------------------------------------- -----------------------------
Government Money Market Fund             Taxable Money Market Management Team                             0.25%
---------------------------------------- ------------------------------------------------- -----------------------------


                                      -27-

---------------------------------------- ------------------------------------------------- -----------------------------
                                                                                             ADVISORY FEES PAID AS A
                                                                                              PERCENTAGE OF AVERAGE
                                                                                            NET ASSETS FOR THE FISCAL
FUND NAME                                MANAGEMENT TEAM                                     YEAR ENDED MAY 31, 2005
---------------------------------------- ------------------------------------------------- -----------------------------
Money Market Fund                        Taxable Money Market Management Team                             0.25%
---------------------------------------- ------------------------------------------------- -----------------------------
Ohio Municipal
Money Market Fund                        Tax Exempt Money Market Management Team                          0.15%
---------------------------------------- ------------------------------------------------- -----------------------------
Pennsylvania Tax Exempt
Money Market Fund                        Tax Exempt Money Market Management Team                          0.15%
---------------------------------------- ------------------------------------------------- -----------------------------
Tax Exempt Money Market Fund             Tax Exempt Money Market Management Team                          0.15%
---------------------------------------- ------------------------------------------------- -----------------------------
Treasury Money Market Fund               Taxable Money Market Management Team                             0.25%
---------------------------------------- ------------------------------------------------- -----------------------------

---------------------------------------- ------------------------------------------------- -----------------------------

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class A Shares, Class B Shares and Class C Shares of the Funds. The Funds may accept or reject any purchase order.

Class A Shares, Class B Shares and Class C Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

     CLASS A SHARES (ALL FUNDS)

     o    NO FRONT-END SALES CHARGE
     o    12B-1 FEES UP TO 0.10% OF NET ASSETS
     o    SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS
     o    $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT
     o    $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

CLASS A SHARES ARE FOR INDIVIDUALS, CORPORATE INVESTORS AND RETIREMENT PLANS.

     CLASS B SHARES (MONEY MARKET FUND AND TAX EXEMPT MONEY MARKET FUND ONLY)

     o EXCHANGE ONLY FROM AN ALLEGIANT NON-MONEY MARKET FUND OR ARRANGE FOR A SYSTEMATIC EXCHANGE PROGRAM
     o    NO FRONT-END SALES CHARGE
     o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 5 YEARS - DECLINING AFTER THE SECOND YEAR)
     o    12B-1 FEES UP TO 0.75% OF NET ASSETS
     o    SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS
     o    $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT

     o REQUESTS TO PURCHASE CLASS B SHARES FOR AMOUNTS GREATER THAN $100,000 WILL NOT BE ACCEPTED
     o    CONVERTS TO CLASS A SHARES AFTER THE EIGHTH YEAR

CLASS B SHARES ARE FOR INDIVIDUALS, CORPORATE INVESTORS AND RETIREMENT PLANS.

     CLASS C SHARES (MONEY MARKET FUND ONLY)

     o EXCHANGE ONLY FROM AN ALLEGIANT NON-MONEY MARKET FUND OR ARRANGE FOR A SYSTEMATIC EXCHANGE PROGRAM (OR INITIAL PURCHASE THROUGH RETIREMENT PLANS).
     o    NO FRONT-END SALES CHARGE
     o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)(NOT APPLICABLE TO INITIAL PURCHASES BY RETIREMENT PLANS)
     o    12B-1 FEES UP TO 0.75% OF NET ASSETS
     o    SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS
     o    $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT
     o    DOES NOT CONVERT TO ANY OTHER SHARE CLASS
     o    $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

CLASS C SHARES ARE INTENDED FOR INDIVIDUAL INVESTORS AND RETIREMENT PLANS.

For investors purchasing shares through a Planned Investment Program, the minimum initial investment is $50. See "Planned Investment Program" on page 31. For information on how to open an account and set up procedures for placing transactions call 1-800-622-FUND (3863).

Class B Shares of the Allegiant Money Market Fund and Allegiant Tax Exempt Money Market Fund are available if participating in a Systematic Exchange Program (see page 40) or via an exchange from Class B Shares of another Fund of Allegiant.

Class C Shares of the Allegiant Money Market Fund are also available via an exchange from Class C Shares of another Fund of Allegiant. You may purchase Class C Shares of the Allegiant Money Market Fund as part of your initial investment only through a retirement plan or if you are participating in a Systematic Exchange Program (see page 39).


From time to time, the Adviser and its affiliates may pay from their own resources a fee to financial institutions that generate purchase orders. These fees are described in the Statement of Additional Information.

HOW TO PURCHASE FUND SHARES



                                  NEW ACCOUNT SET UP                             ADDING TO AN EXISTING ACCOUNT
INTERNET WWW.ALLEGIANTFUNDS.COM   Visit our site and click on "Open an Account   You may place your purchase order
                                  Online." Or log on to our online Forms         on our Web Site using your
                                  Center to print or complete an application     established banking instructions
                                  online. Mail the application to the address    for payment. To authorize this
                                  below. Unless you arrange to pay by wire or    service, please complete an Account
                                  ACH, write your check, payable in U.S.         Change Form or call 1-800-622-FUND
                                  dollars, to "Allegiant Funds (Fund name)."     (3863).
                                  Allegiant cannot accept third-party checks,
                                  starter checks, credit cards, credit card
                                  checks, cash or cash equivalents (i.e.,
                                  cashier's check, bank draft, money order or
                                  travelers' check).

TELEPHONE
1-800-622-FUND (3863)             Call our Investor Services Line to obtain an   Call our Investor Services Line to
                                  application.                                   purchase additional shares. To authorize
                                                                                 this service, please complete an Account
                                                                                 Change Form or call 1-800-622-FUND
                                                                                 (3863).

MAIL                              Complete an application and mail it along      Make your check payable to
                                  with a check payable, in U.S. dollars, to      "Allegiant Funds (Fund Name)."
                                  "Allegiant Funds (Fund Name)."                 Please include your account number
                                                                                 on your check and mail it to the
                                           Allegiant Funds                       address at the left.
                                           P.O. Box 8421
                                           Boston, MA 02266-8421

                                  For overnight delivery mail to:

                                           Boston Financial Data Services
                                           Attn: Allegiant Funds
                                           66 Brooks Drive
                                           Braintree, MA 02184


                                  Allegiant cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).

AUTOMATED CLEARING HOUSE ("ACH")  Complete the "Bank, Wire & Electronic Funds    A Planned Investment Program can
                                  Transfer Instructions" section of the          be set up to automatically
                                  application to have funds directly             purchase shares on designated
                                  transferred from a bank account.  A primary    dates during the month.  Please
                                  and secondary account may be established.      see "Planned Investment Program"
                                  Please note all electronic transfers will      below.
                                  be on the primary account unless notified
                                  otherwise. Any changes in these
                                  instructions must be made in writing to
                                  Allegiant Funds with a signature guarantee.


                                      -30-


                                  NEW ACCOUNT SET UP                             ADDING TO AN EXISTING ACCOUNT
PLANNED INVESTMENT PROGRAM        With a $50 minimum initial investment and      With current account information
                                  if you have a checking or savings account      on your account, participation in
                                  with a bank, you may purchase Class A,         the program can be arranged via
                                  Class B or Class C Shares automatically        the Internet or by calling
                                  through regular deductions from your bank      1-800-622-FUND (3863).
                                  account in amounts of at least $50 per
                                  month per account.                             For existing accounts, without
                                                                                 account information, participation
                                  You may arrange for participation in this      can be arranged by completing an
                                  program when a new account is established.     Account Change Form with banking
                                                                                 information. This form must
                                                                                 include a signature guarantee by
                                                                                 a bank or other financial institution.

WIRE                              To purchase shares by wire, call               Call 1-800-622-FUND (3863) prior
                                  1-800-622-FUND (3863) to set up your           to sending the wire in order to
                                  account to accommodate wire transactions       obtain a confirmation number and
                                  and to receive a wire control number to be     to ensure prompt and accurate
                                  included in the body of the wire. Ask your     handling of funds.  Ask your bank
                                  bank to transmit immediately available         to transmit immediately available
                                  funds by wire in the amount of your            funds by wire as described at the
                                  purchase to:                                   left.  Please include your account
                                                                                 number.
                                  State Street Bank and Trust Company
                                  ABA # 011000028                                Allegiant and its transfer agent
                                  Account 99052755 Credit Allegiant Funds        are not responsible for the
                                  (Account Registration)                         consequences of delays resulting
                                  (Account Number)                               from the banking or Federal
                                  (Wire Control Number)                          Reserve Wire system, or
                                                                                 from incomplete wiring instructions.
                                  Note: Your bank may charge you a fee for
                                  this service.

                                  Allegiant and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve
                                  Wire system, or from incomplete wiring
                                  instructions.

FINANCIAL INTERMEDIARY            Contact your financial consultant. Please      Contact your financial consultant.
                                  note, your financial consultant or             Please note, your financial
                                  institution may charge a fee for its services. consultant or institution may charge a fee for its services.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Allegiant on time. Allegiant may authorize certain financial intermediaries to accept, on behalf of Allegiant, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to accept such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is accepted by the financial intermediary on a business day, and the order will be priced at the Fund's net asset value per share (NAV) next determined after such acceptance, adjusted for any applicable sales charge. Your financial intermediary is responsible for transmitting accepted orders to Allegiant within the time period agreed upon.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Allegiant may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders.

The price per share (the offering price) will be the NAV next determined after a Fund receives your purchase order. The following table shows when the daily NAV is calculated for each of the Funds and the deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV:

                                                                                     DEADLINE FOR SUBMITTING PURCHASE
                                                                                     ORDERS TO THE TRANSFER AGENT TO
                                                 TIME OF NAV CALCULATION             RECEIVE THE CURRENT DAY'S NAV
------------------------------------------------ ----------------------------------- -----------------------------------
Money Market Fund                                ONCE DAILY                          3:30 p.m. Eastern Time
Government Money Market Fund                     4:00 p.m. Eastern Time
                                                 (or close of trading on the NYSE)
------------------------------------------------ ----------------------------------- -----------------------------------
Ohio Municipal Money Market Fund                 TWICE DAILY                         11:45 p.m. Eastern Time
Pennsylvania Tax Exempt                          1:00 p.m. Eastern Time and 4:00
   Money Market Fund                             p.m. Eastern Time
Tax Exempt Money Market Fund                     (or close of trading on the NYSE)
Treasury Money Market Fund

To be eligible to receive dividends declared on the day you submit your purchase order, a Fund generally must receive your order by the above listed deadlines and immediately available funds before 3:30 p.m. Eastern Time that day.

NAV is not calculated on holidays when the NYSE is closed for trading.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV for the money market funds, a Fund generally values its investment portfolio using the amortized cost method, which is described in the Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

The Statement of Additional Information contains more detailed information concerning how the Funds value their investments.


SALES CHARGES

CONTINGENT DEFERRED SALES CHARGES -
         CLASS B SHARES AND CLASS C SHARES

Class B Shares of the Allegiant Money Market Fund and Allegiant Tax Exempt Money Market Fund are available only through an exchange from a non-money market fund offered by Allegiant or when participating in the Systematic Exchange Program. Class C Shares of the Allegiant Money Market Fund are available only through an exchange from a non-money market fund offered by Allegiant or when participating in the Systematic Exchange Program (or for purchases by retirement plans). You do not pay a sales charge when you purchase Class B Shares of the Allegiant Money Market Fund and Allegiant Tax Exempt Money Market Fund or Class C Shares of the Allegiant Money Market Fund in an exchange. The offering price of Class B Shares and Class C Shares is simply the next calculated NAV. But if you sell your Class B Shares within five years after your purchase or your Class C Shares (other than those purchased through a retirement plan) within 18 months after your purchase, you will pay a contingent deferred sales charge as described in the table that follows for Class B Shares or 1.00% for Class C Shares on either
(1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. Good order means that complete information is provided for your sale request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. The sales charge does not apply to exchanges of a Class of Shares of one Allegiant Fund for the same Class of Shares of another Allegiant Fund. After eight years, your Class B Shares are converted to Class A Shares. There is no conversion feature for Class C Shares.

  ------------------------------------------------------------------------------
                                             CLASS B SHARES
                           CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE OF
  YEARS SINCE PURCHASE               DOLLAR AMOUNT SUBJECT TO CHARGE
  ------------------------------------------------------------------------------

  FIRST                                           5.0%
  SECOND                                          5.0%
  THIRD                                           4.0%
  FOURTH                                          3.0%
  FIFTH                                           2.0%

  SIXTH                                           NONE
  SEVENTH                                         NONE
  EIGHTH                                          NONE



When an investor redeems Shares, they are redeemed first from those Shares that are not subject to the contingent deferred sales charge (i.e., Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Shares that have been held the longest.


The contingent deferred sales charge will be waived if you sell your Class B Shares or Class C Shares for the following reasons:

     o    redemptions following the death or disability of a shareholder;

     o redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

     o minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

     o redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with the plan sponsor;

     o    redemptions by a settlor of a living trust;

     o redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

     o    return of excess contributions;

     o redemptions following the death or disability of both shareholders in the case of joint accounts;

     o exchanges of one Class of Shares of an Allegiant Fund for the same Class of Shares of another Allegiant Fund;

     o distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;


     o exchange of Class B Shares or Class C Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

     o redemptions by participants in a qualified plan who transfer funds from an Allegiant Fund to a non-Allegiant fund available through the plan.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy Class A Shares or Class C Shares. When you buy Class A Shares, your securities dealer is also paid a servicing fee immediately and as long as you hold your shares. When you buy Class B Shares or Class C Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.


For more information on sales charges, please visit Allegiant's website at WWW.ALLEGIANTFUNDS.COM. The website includes information on sales charges, free of charge and in a clear and prominent format (click on "Funds," click on "Sales Charges and Breakpoints," and then click on "Allegiant Funds' Sales Charges," "click here" or "prospectuses").


HOW TO SELL YOUR FUND SHARES

Shareholders may sell shares by following the procedures established when they opened their account or accounts.

INTERNET
WWW.ALLEGIANTFUNDS.COM
----------------------
The minimum amount for an Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page 30 "How to Purchase Fund Shares").

SYSTEMATIC WITHDRAWAL PLAN
If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class B Shares and Class C Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your bank account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or by calling our Investor Services line.


FINANCIAL INTERMEDIARY
Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services, in addition to the fees charged by Allegiant.

SIGNATURE GUARANTEE

The use of a guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities. Its use is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors-- these include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a guarantee, nor can we accept a comparison guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.

RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Allegiant in writing and include a signature guaranteed by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by the Fund will be the next NAV determined less, in the case of Class B and Class C Shares, any applicable contingent deferred sales charge. See "Contingent Deferred Sales Charges - Class B Shares and Class C Shares" on page 33 for information concerning the application of contingent deferred sales charges.

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Good order means that your request includes complete information about your redemption request. Your proceeds can be wired to your bank account or sent to you by check. Allegiant does not charge a fee to wire your funds; however, your institution may charge a fee.


IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

CHECK WRITING AVAILABLE TO CLASS A SHARES

To apply for check writing privileges on your investment in Class A Shares of any Allegiant money market fund, complete the appropriate section and the signature card in the account application. Upon receipt of your signature card, you will be sent checks for your account. The minimum amount for a check written from your account is $100.

However, your account cannot be closed by writing a check. You will receive daily dividends declared on the shares to be redeemed up to the day that a check is presented for payment. Allegiant will give you at least 30 days written notice before modifying or terminating your check writing privilege.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

Allegiant may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:


(a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission ("SEC");


(b) the NYSE is closed for other than customary weekend and holiday closings;

(c)      the SEC has by order permitted such suspension; or

(d)      an emergency exists, as determined by the SEC, as a result of which:
         (i) disposal by Allegiant of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Allegiant to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES


You may exchange your shares of a Fund for the same class of shares of another Allegiant Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Allegiant's transfer agent is 4:00 p.m. Eastern Time.


Class B Shares of the Allegiant Money Market Fund and Allegiant Tax Exempt Money Market Fund are available through participation in a Systematic Exchange Program (see below) or via an exchange from Class B Shares of a non-money market fund offered by Allegiant.

Class C Shares of the Allegiant Money Market Fund are available through participation in a Systematic Exchange Program (see below) or via an exchange from Class C Shares of another non-money market fund offered by Allegiant.


Short-term trading in other Allegiant Funds creates transaction costs that are borne by all shareholders in those Funds and disrupts the orderly management of the Funds' portfolio investments. The Board of Trustees of Allegiant has imposed limits on such exchanges to prevent excessive short-term trading by shareholders.


If you are exchanging into or out of an Allegiant non-money market fund, the general trading limits on those Funds limit shareholders to no more than six "round trip" transactions - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during any 12-month period. Please refer to the prospectus for the relevant fund for more information on Allegiant's short-term trading policies and procedures for those funds.

Allegiant reserves the right to revise or terminate the exchange privilege at any time, for any reason.

You will be provided 60 days' notice before any material change to the exchange privilege is made.

INTERNET
WWW.ALLEGIANTFUNDS.COM
----------------------
You may exchange your shares through the Internet. The minimum amount for an Internet exchange into a new fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, please call 1-800-622-FUND (3863) or, visit our Forms Center online to obtain an Account Change Form.

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of exchange into an existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

SYSTEMATIC EXCHANGE PROGRAM
You may exchange shares of an Allegiant Money Market Fund for any other Allegiant Fund of the same class automatically, at periodic intervals. Because purchases of Class A Shares of non-money market funds may be subject to an initial sales charge, it may be beneficial for you to execute a Letter of Intent indicating an intent to purchase Class A Shares in connection with this program. If you would like to enter a program concerning Class B Shares or Class C Shares, you must exchange them within either six or twelve months from the date of purchase. The minimum exchange amount is $50.

You may arrange for participation in this program via the Internet at www.allegiantfunds.com, by calling 1-800-622-FUND (3863) or by completing an account application.

MAIL
Indicate which existing Fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:


         Allegiant Funds
         P.O. Box 8421
         Boston, MA 02266-8421

For overnight delivery mail to:

         Boston Financial Data Services
         Attn: Allegiant Funds
         66 Brooks Drive
         Braintree, MA 02184

The minimum exchange amount is $500.

FINANCIAL INTERMEDIARY
Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.


CLASS A SHARES

You may exchange Class A Shares of any Allegiant Fund for Class A Shares of any other Allegiant Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into an Allegiant Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge equal to the difference between the lower and higher applicable sales charges. If you exchange shares into an Allegiant Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange in this manner.

CLASS B SHARES

You may exchange Class B Shares of any Allegiant Fund for Class B Shares of any other Allegiant Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange, provided you hold your shares for at least five years from your initial purchase.

CLASS C SHARES


You may exchange Class C Shares of any Allegiant Fund for Class C Shares of any other Allegiant Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.


TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Allegiant has certain safeguards and procedures to confirm the authenticity of instructions, Allegiant is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Allegiant over the telephone or via the Internet, you will generally bear the risk of any loss, provided Allegiant has followed reasonable procedures to confirm the authenticity of instructions.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Allegiant to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Allegiant. To the extent permitted by applicable law, Allegiant reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES


Each Fund has adopted a distribution plan with respect to Class A Shares, the Money Market Fund has adopted separate distribution plans with respect to Class B Shares and Class C Shares, and the Tax Exempt Money Market Fund has adopted a separate distribution plan with respect to Class B Shares, in each case pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allow each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Each Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class A Shares. However, actual distribution fees for Class A Shares are expected to be no more than 0.04% with respect to each Fund.


Distribution fees for Class B Shares of the Allegiant Money Market Fund and Allegiant Tax Exempt Money Market Fund and Class C Shares of the Allegiant Money Market Fund, as a percentage of average daily net assets, are 0.75%.

Each Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class A Shares, Class B Shares or Class C Shares of the Fund. Such services include, but are not limited to, processing purchase and redemption orders, processing dividend payments and maintaining customer account records. Each Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class A, Class B or Class C Shares for these shareholder services.


The Funds' Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

Each Fund accrues its income daily and distributes it monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the income dividend and/or capital gain distribution.


You will receive income dividends and capital gains distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at WWW.ALLEGIANTFUNDS.COM, or by notifying Allegiant in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after Allegiant receives your written notice.


FEDERAL TAXES

Fund distributions (other than exempt-interest dividends discussed below) will generally be taxable to you as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Each Fund contemplates declaring as dividends each year all or substantially all of its net taxable investment income. Distributions attributable to the net capital gain of a Fund, if any, will be taxable to you as long-term capital gain, regardless of how long you have held your shares.

The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The Allegiant Ohio Municipal Money Market Fund, Allegiant Pennsylvania Tax Exempt Money Market Fund and Allegiant Tax Exempt Money Market Fund (the "Tax Exempt Funds") anticipate that substantially all of their distributions will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as distributions that are derived from occasional taxable investments or from capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Exempt Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Exempt Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.


A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2005, the withholding rate is 28%.


The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Allegiant Pennsylvania Tax Exempt Money Market Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. The Allegiant Ohio Municipal Money Market Fund intends to distribute income that is exempt from Ohio personal income taxes. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. No performance information is shown for Class B Shares of the Tax Exempt Money Market Fund because they were not in operation during the last fiscal year.


The financial highlights have been audited by [___________], Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the annual report dated May 31, 2005 and is [____________] the Statement of Additional Information.


You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).


Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated
                                                 Net
            Net Asset               Dividends   Asset                          Ratio of
              Value,      Net       from Net    Value,            Net Assets  Expenses to
            Beginning  Investment  Investment   End of   Total   End of Year  Average Net
             of Year     Income      Income      Year    Return     (000)       Assets
GOVERNMENT MONEY MARKET FUND
CLASS A

2005

2004          $1.00    $(0.00)*+    $(0.00)*    $1.00    0.40%     $388,023     0.67%
2003           1.00      0.01+       (0.01)      1.00    0.89       593,867     0.66
2002           1.00      0.02+       (0.02)      1.00    2.17       782,102     0.64
2001           1.00      0.06        (0.06)      1.00    5.67       650,803     0.57


MONEY MARKET FUND
CLASS A

2005

2004          $1.00    $(0.00)*+    $(0.00)*    $1.00    0.43%     $902,676     0.68%
2003           1.00      0.01+       (0.01)      1.00    0.94     1,097,776     0.65
2002           1.00      0.02+       (0.02)      1.00    2.16     1,763,870     0.65
2001           1.00      0.06        (0.06)      1.00    5.74     2,030,360     0.58


CLASS B

2005

2004          $1.00    $(0.00)*+    $(0.00)*    $1.00    0.43%       $1,129     0.68%
2003           1.00      0.01+       (0.01)      1.00    0.60         1,789     0.95
2002           1.00      0.02+       (0.02)      1.00    1.44         1,332     1.36
2001           1.00      0.05        (0.05)      1.00    4.96           970     1.33
CLASS C

2005

2004          $1.00    $(0.00)*+    $(0.00)*    $1.00    0.42%         $671     0.68%
2003           1.00      0.01+       (0.01)      1.00    0.60         1,283     0.95
2002           1.00      0.02+       (0.02)      1.00    1.45           218     1.36
2001(1)        1.00      0.02        (0.02)      1.00    2.43            39     1.33

       Ratio of Net    Ratio of        Ratio of Net
        Investment    Expenses to    Investment Income
         Income to    Average Net     to Average Net
        Average Net  Assets (Before    Assets (Before
          Assets      Fee Waivers)      Fee Waivers)
GOVERNMENT MONEY MARKET FUND
CLASS A

2005

2004       0.40%         0.77%              0.30%
2003       0.91          0.76               0.81
2002       2.06          0.74               1.96
2001       5.42          0.72               5.27


MONEY MARKET FUND
CLASS A

2005

2004       0.43%         0.78%              0.33%
2003       0.94          0.75               0.84
2002       2.08          0.75               1.98
2001       5.58          0.73               5.43


CLASS B

2005

2004       0.43%         1.48%             (0.37)%
2003       0.64          1.46               0.13
2002       1.37          1.46               1.27
2001       4.83          1.43               4.73
CLASS C

2005

2004       0.43%         1.48%             (0.37)%
2003       0.64          1.46               0.13
2002       1.37          1.46               1.27
2001(1)    4.62          1.43               4.52


*   Amount represents less than $0.01 per share.
+   Per share amounts calculated using average shares outstanding method.
(1) Money Market Fund Class C commenced operations on November 15, 2000. All ratios, excluding Total Return, for the period have been annualized.


Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated
                                                 Net
            Net Asset               Dividends   Asset                          Ratio of
              Value,      Net       from Net    Value,            Net Assets  Expenses to
            Beginning  Investment  Investment   End of   Total   End of Year  Average Net
             of Year     Income      Income      Year    Return     (000)       Assets
OHIO MUNICIPAL MONEY MARKET FUND
CLASS A

2005

2004          $1.00    $(0.00)+*    $(0.00)*    $1.00    0.45%      $48,535     0.59%
2003           1.00      0.01+       (0.01)      1.00    0.81        52,040     0.57
2002           1.00      0.02+       (0.02)      1.00    1.55        57,544     0.53
2001           1.00      0.03        (0.03)      1.00    3.55        48,771     0.48


PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
CLASS A

2005

2004          $1.00    $(0.00)*+    $(0.00)*    $1.00    0.43%     $104,046     0.59%
2003           1.00      0.01+       (0.01)      1.00    0.82        88,615     0.55
2002           1.00      0.02+       (0.02)      1.00    1.54        61,754     0.56
2001           1.00      0.03        (0.03)      1.00    3.49        63,372     0.50




       Ratio of Net    Ratio of        Ratio of Net
        Investment    Expenses to    Investment Income
         Income to    Average Net     to Average Net
        Average Net  Assets (Before    Assets (Before
          Assets      Fee Waivers)      Fee Waivers)
OHIO MUNICIPAL MONEY MARKET FUND
CLASS A

2005

2004       0.45%         0.79%              0.25%
2003       0.80          0.77               0.60
2002       1.50          0.73               1.30
2001       3.47          0.73               3.22


PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
CLASS A

2005

2004       0.44%         0.84%              0.19%
2003       0.81          0.80               0.56
2002       1.47          0.81               1.22
2001       3.46          0.80               3.16



+ Per share amounts calculated using average shares outstanding method.
* Amount represents less than $0.01 per share.


Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated
                                                 Net
            Net Asset               Dividends   Asset                          Ratio of
              Value,      Net       from Net    Value,            Net Assets  Expenses to
            Beginning  Investment  Investment   End of   Total   End of Year  Average Net
             of Year     Income      Income      Year    Return     (000)       Assets
TAX EXEMPT MONEY MARKET FUND
CLASS A

2005

2004          $1.00    $(0.00)*+    $(0.00)*    $1.00    0.43%     $222,193     0.58%
2003           1.00      0.01+       (0.01)      1.00    0.79       267,874     0.56
2002           1.00      0.02+       (0.02)      1.00    1.52       289,510     0.52
2001           1.00      0.03        (0.03)      1.00    3.52       252,955     0.43


TREASURY MONEY MARKET FUND
CLASS A

2005

2004          $1.00    $(0.00)*+    $(0.00)*    $1.00    0.29%      $24,611     0.68%
2003           1.00      0.01+       (0.01)      1.00    0.82        14,890     0.66
2002           1.00      0.02+       (0.02)      1.00    1.98        17,270     0.65
2001           1.00      0.05        (0.05)      1.00    5.17        62,598     0.63



       Ratio of Net    Ratio of        Ratio of Net
        Investment    Expenses to    Investment Income
         Income to    Average Net     to Average Net
        Average Net  Assets (Before    Assets (Before
          Assets      Fee Waivers)      Fee Waivers)
TAX EXEMPT MONEY MARKET FUND

2005

2004       0.43%         0.78%              0.23%
2003       0.78          0.76               0.58
2002       1.48          0.72               1.28
2001       3.46          0.68               3.21


TREASURY MONEY MARKET FUND
CLASS A

2005

2004       0.29%         0.73%              0.24%
2003       0.79          0.71               0.74
2002       1.87          0.70               1.82
2001       5.04          0.73               4.94



+ Per share amounts calculated using average shares outstanding method.
* Amount represents less than $0.01 per share.

                               INVESTMENT ADVISER
                       Allegiant Asset Management Company
                          200 Public Square, 5th Floor
                              Cleveland, Ohio 44114


                                   DISTRIBUTOR
                       Professional Funds Distributor, LLC
                                 760 Moore Road
                            King of Prussia, PA 19406

                                  LEGAL COUNSEL
                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

                             NOT PART OF PROSPECTUS



                         ALLEGIANT FUNDS PRIVACY NOTICE

         The basis of each customer relationship at Allegiant Funds is built on trust. You have chosen to do business with Allegiant Funds, and we guard that relationship with great care, beginning with the information you have chosen to share with us.

         Allegiant Funds is dedicated to protecting the privacy of your nonpublic personal information. We maintain information about you in order to provide you with the most effective and convenient access to our broad range of financial products and services. We want you to understand what information we collect, and how we use and protect it.

         WHAT INFORMATION WE COLLECT

         "Nonpublic personal information" is information about you that we obtain in connection with providing our financial products or services. Such information includes for example, name, address, age, and account balance.

         We may collect nonpublic personal information about you from the following sources:

     o Information that you provide to us, such as on applications or other forms, or

     o   Information about your transactions with us

         OUR SECURITY PROCEDURES

         To maintain security of customer information, we restrict access to your personal and account information to persons who need to know that information to provide you products or services. We maintain physical, electronic and procedural safeguards to guard information.

         WHAT INFORMATION WE DISCLOSE

         Allegiant Funds does not disclose nonpublic personal information about you to any third party companies, except as permitted by federal law. The confidentiality of your nonpublic personal information will continue to be maintained consistent with this privacy notice even if you decide to close your account(s), your account becomes inactive, or you otherwise cease to do business with us.

         Allegiant Funds works with third parties to bring you financial services. We disclose information about you as necessary to fulfill these third party service agreements. For example, we may disclose information about you to third parties that assist us in servicing or maintaining your mutual fund account, or other business relationship, such as printing checks or providing periodic account statements. We may also disclose information about you to governmental entities, such as sending annual income statements to the IRS.

                             NOT PART OF PROSPECTUS


         We may disclose all of the information we collect, as described above, to third parties that perform marketing services on our behalf or to other financial institutions, such as National City and its affiliates, with whom we have joint marketing agreements in order to make a variety of financial services available to you. These third parties must agree to strict confidentiality provisions to assure the protection of your information. Because we already limit the sharing of your nonpublic personal information as outlined above, no action is necessary on your part to ensure this result.

         ALLEGIANT FUNDS' PLEDGE TO YOU

         We believe that your privacy should never be compromised. At the same time, we want to offer you the array of financial products and services you need to accomplish your financial goals. We believe we can do both by adhering to the provisions of this privacy notice.

BOARD OF TRUSTEES

ROBERT D. NEARY                                         RICHARD W. FURST
CHAIRMAN                                                Garvice D. Kincaid Professor of Finance and Dean
Retired Co-Chairman, Ernst & Young                          Emeritus, Gatton College of Business and
Director:                                                   Economics, University of Kentucky
   Commercial Metals Company
   Strategic Distribution, Inc.                         GERALD L. GHERLEIN
                                                        Retired Executive Vice President and
HERBERT R. MARTENS, JR.                                    General Counsel, Eaton Corporation
PRESIDENT
Executive Vice President,                               DALE C. LAPORTE
   National City Corporation,                           Partner, Calfee, Halter & Griswold LLP
President and Chief Executive Officer,
   National City Bank, Florida,
Chairman,
   NatCity Investments, Inc.

JOHN G. BREEN                                           KATHLEEN A. OBERT
Retired Chairman and Chief Executive Officer,           Chairman and Chief Executive Officer,
   The Sherwin Williams Co.                                Edward Howard & Co.
Director:
   Goodyear Tire & Rubber Co.                           J. WILLIAM PULLEN
   The Stanley Works                                    Retired President and Chief Executive Officer,
                                                           Whayne Supply Company

JOHN F. DURKOTT
President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
Executive Officer,
   Centerior Energy



The Allegiant Funds Trustees also serve as Trustees of Allegiant Advantage Fund.


                                                                         [LOGO]
                                                             ALLEGIANT(R) FUNDS
                                                         WWW.ALLEGIANTFUNDS.COM

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Allegiant Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance during the Funds' last fiscal year. The reports also contain detailed financial information about the Funds and are available, free of charge, on the Funds' website.


TO OBTAIN MORE INFORMATION:

By Internet:
www.allegiantfunds.com
----------------------

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Allegiant Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

[Logo]
Allegiant(R)
       Funds
www.allegiantfunds.com
----------------------

Allegiant Funds' Investment Company Act registration number is 811-4416

                           ALLEGIANT FUNDS PROSPECTUS
                               MONEY MARKET FUNDS
                            I SHARES (INSTITUTIONAL)


                                 OCTOBER 1, 2005


                          GOVERNMENT MONEY MARKET FUND
                                MONEY MARKET FUND
                        OHIO MUNICIPAL MONEY MARKET FUND
                    PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
                          TAX EXEMPT MONEY MARKET FUND
                           TREASURY MONEY MARKET FUND






















                 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
                   APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
                     ANY REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.




[LOGO]
ALLEGIANT(R)
    FUNDS
WWW.ALLEGIANTFUNDS.COM

                               INVESTMENT ADVISER
                                 ALLEGIANT ASSET
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS

EFFECTIVE JUNE 13, 2005, THE ARMADA FUNDS WERE RENAMED THE ALLEGIANT FUNDS ("ALLEGIANT") AND THE INVESTMENT ADVISER TO ALLEGIANT, NATIONAL CITY INVESTMENT MANAGEMENT COMPANY, CHANGED ITS NAME TO ALLEGIANT ASSET MANAGEMENT COMPANY (THE "ADVISER"). PLEASE NOTE THAT THESE NAME CHANGES DID NOT RESULT IN A CHANGE TO THE INVESTMENT OBJECTIVE OF ANY INVESTMENT PORTFOLIO OF ALLEGIANT (EACH, A "FUND," COLLECTIVELY, THE "FUNDS") OR ANY FUND'S TICKER SYMBOL.

Allegiant is a mutual fund family that offers different classes of shares in separate Funds. The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about Class I Shares of the Allegiant money market funds before investing. Allegiant also offers Class I Shares of equity, fixed income, asset allocation and tax free bond funds in a separate prospectus. To obtain more information on Allegiant, visit us on-line at www.allegiantfunds.com or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:


                                                                            PAGE
                                                                            ----


ALLEGIANT GOVERNMENT MONEY MARKET FUND.........................................2
ALLEGIANT MONEY MARKET FUND....................................................5
ALLEGIANT OHIO MUNICIPAL MONEY MARKET FUND.....................................8
ALLEGIANT PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND...........................11
ALLEGIANT TAX EXEMPT MONEY MARKET FUND........................................14
ALLEGIANT TREASURY MONEY MARKET FUND..........................................17
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES........................22
MORE INFORMATION ABOUT FUND INVESTMENTS.......................................24
INVESTOR PROFILES.............................................................25
INVESTMENT ADVISER AND INVESTMENT TEAMS.......................................25
PURCHASING, SELLING AND EXCHANGING FUND SHARES................................26
DISTRIBUTION OF FUND SHARES...................................................32
DIVIDENDS AND TAXES...........................................................33
FINANCIAL HIGHLIGHTS..........................................................35

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser manages the investments of each Fund. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

The Adviser evaluates the risks and rewards presented by all securities purchased by a Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate. No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency.

Although a money market fund seeks to maintain a constant price per share of $1.00, there is no guarantee that a money market fund will achieve this goal and it is possible that you may lose money by investing in a Fund.

ALLEGIANT GOVERNMENT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                                  High current income consistent
                                                 with stability of principal
                                                 while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY                    Investing in a portfolio of
                                                 high quality short-term debt
                                                 securities issued by the U.S.
                                                 government, its agencies and
                                                 instrumentalities and
                                                 repurchase agreements related
                                                 to such securities designed to
                                                 allow the Fund to maintain a
                                                 stable net asset value of $1.00
                                                 per share

PRINCIPAL RISKS                                  Interest rate risk, credit
                                                 risk, counterparty risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Government Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in short-term obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness, as well as securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"). The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.


In managing the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.


CALENDAR YEAR TOTAL RETURNS
1995         1996      1997      1998      1999      2000       2001      2002        2003        2004
5.63%        5.14%     5.25%     5.15%     4.82%     6.11%      3.90%     1.46%       0.74%       0.93%

Best Quarter               1.58%            (12/31/00)
Worst Quarter              0.15%            (6/30/04)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was 1.13%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004.

-------------------------------------- ------------- ------------- -------------
CLASS I SHARES                            1 YEAR       5 YEARS       10 YEARS
-------------------------------------- ------------- ------------- -------------
Allegiant Government Money Market         0.93%         2.61%         3.90%
Fund
-------------------------------------- ------------- ------------- -------------

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ALLEGIANTFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.


FUND FEES AND EXPENSES

See page 19 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                                  High current income consistent
                                                 with stability of principal
                                                 while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY                    Investing in a portfolio of
                                                 high quality short-term debt
                                                 securities designed to allow
                                                 the Fund to maintain a stable
                                                 net asset value of $1.00 per
                                                 share

PRINCIPAL RISKS                                  Interest rate risk, credit
                                                 risk, counterparty risk


PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.


The Fund invests in a variety of high quality, short-term U.S. dollar-denominated money market securities, including certificates of deposit, time deposits and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a sovereign debt rating in the highest short-term rating category by at least two nationally recognized statistical rating organizations (NRSROs) or, if only one NRSRO has rated such debt, then by that NRSRO (or, if unrated, determined to be of comparable quality).

The Fund also may invest in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government and in repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser. The Fund invests at least 95% of its total assets in securities rated in the highest rating category by one or more NRSROs or, if unrated, determined by the Adviser to be of comparable quality.


In selecting investments for the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.


CALENDAR YEAR TOTAL RETURNS
1995         1996      1997       1998        1999       2000      2001       2002        2003       2004
5.72%        5.19%     5.32%      5.25%       4.92%      6.22%     3.91%      1.47%       0.78%      0.96%


Best Quarter         1.60%            (12/31/00)
Worst Quarter        0.16%            (6/30/04)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was 1.16%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004.

  ----------------------------------- ------------- ------------- --------------
  CLASS I SHARES                         1 YEAR       5 YEARS       10 YEARS
  ----------------------------------- ------------- ------------- --------------
  Allegiant Money Market Fund            0.96%         2.65%          3.96%
  ----------------------------------- ------------- ------------- --------------


For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ALLEGIANTFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES

See page 19 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT OHIO MUNICIPAL MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                                  Current income exempt from
                                                 regular federal income tax and
                                                 Ohio personal income tax,
                                                 consistent with stability of
                                                 principal

PRINCIPAL INVESTMENT STRATEGY                    Investing in a portfolio of
                                                 high quality short-term Ohio
                                                 municipal money market
                                                 instruments designed to
                                                 allow the Fund to maintain a
                                                 stable net asset value of $1.00
                                                 per share and generate income
                                                 exempt from federal and Ohio
                                                 income taxes

PRINCIPAL RISKS                                  Interest rate risk, credit
                                                 risk, single state risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Ohio Municipal Money Market Fund's investment objective is to provide current income exempt from regular federal income tax and Ohio personal income tax, consistent with stability of principal. The investment objective may be changed without a shareholder vote.


The Fund invests primarily in high quality, short-term money market instruments issued by or on behalf of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions, the income from which is exempt from regular federal income tax and Ohio personal income tax, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Ohio municipal money market instruments). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Ohio residents.

High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser.


Under normal circumstances, at least 80% of the value of the Fund's net assets plus any borrowings for investment purposes will be invested in Ohio municipal money market instruments. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

There may be economic or political changes that impact the ability of Ohio municipal issuers to repay principal and to make interest payments on Ohio municipal money market instruments. Changes in the financial condition or credit rating of Ohio municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Ohio makes the Fund susceptible to economic, political and regulatory events that affect Ohio.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.


CALENDAR YEAR TOTAL RETURNS

  1999           2000        2001        2002        2003        2004
  2.93%          3.83%       2.60%       1.23%       0.78%       0.91%

Best Quarter               1.01%            (12/31/00)
Worst Quarter              0.15%            (9/30/03)


The Fund's year-to-date total return for Class I Shares through June 30, 2005 was 0.93%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004.

----------------------------------------- ------------- ---------------- ----------------- ------------------
CLASS I SHARES                               1 YEAR         5 YEARS      SINCE INCEPTION   DATE OF INCEPTION
----------------------------------------- ------------- ---------------- ----------------- ------------------

Allegiant Ohio Municipal Money Market
Fund                                          0.91%           1.86%            2.09%             9/15/98
----------------------------------------- ------------- ---------------- ----------------- ------------------


For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.allegiantfunds.com. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES

See page 19 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                                  Current income exempt from
                                                 regular federal income tax and
                                                 Pennsylvania personal income
                                                 tax, consistent with stability
                                                 of principal

PRINCIPAL INVESTMENT STRATEGY                    Investing in a portfolio of
                                                 high quality short-term
                                                 Pennsylvania municipal money
                                                 market instruments designed to
                                                 allow the Fund to maintain a
                                                 stable net asset value of $1.00
                                                 per share and generate income
                                                 exempt from federal and
                                                 Pennsylvania income taxes

PRINCIPAL RISKS                                  Interest rate risk, credit
                                                 risk, single state risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Pennsylvania Tax Exempt Money Market Fund's investment objective is to provide current income exempt from regular federal income tax and Pennsylvania personal income tax, consistent with stability of principal. The investment objective may be changed without a shareholder vote.


The Fund invests primarily in high quality, short-term money market instruments issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities, and obligations of the United States, including territories and possessions of the United States, the income from which is exempt from federal income tax and Pennsylvania personal income tax (Pennsylvania municipal money market instruments). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser. As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax and Pennsylvania personal income tax, but also is not considered a preference item for purposes of the federal alternative minimum tax.


In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

There may be economic or political changes that impact the ability of Pennsylvania municipal issuers to repay principal and to make interest payments on Pennsylvania municipal money market instruments. Changes in the financial condition or credit rating of Pennsylvania municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Pennsylvania makes the Fund susceptible to economic, political and regulatory events that affect Pennsylvania.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS
    1995        1996        1997       1998        1999        2000        2001       2002       2003       2004
   3.50%        3.14%      3.43%       3.14%      2.97%       3.81%       2.55%       1.24%      0.78%     0.87%

Best Quarter         0.99%                     (12/31/00)
Worst Quarter        0.15%                     (9/30/03)


The Fund's year-to-date total return for Class I Shares through June 30, 2005 was 0.93%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004.

------------------------------------------- -------------- ------------- ----------------------
CLASS I SHARES                                 1 YEAR        5 YEARS            10 YEARS
------------------------------------------- -------------- ------------- ----------------------
Allegiant Pennsylvania Tax Exempt Money
Market Fund                                     0.87%         1.84%              2.54%
------------------------------------------- -------------- ------------- ----------------------


For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ALLEGIANTFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES
See page 19 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT TAX EXEMPT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                                  High current interest
                                                 income exempt from federal
                                                 income tax consistent with
                                                 stability of principal while
                                                 maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY                    Investing in a portfolio of
                                                 high quality short-term
                                                 municipal money market
                                                 instruments designed to allow
                                                 the Fund to maintain a stable
                                                 net asset value of $1.00 per
                                                 share and generate income
                                                 exempt from federal income tax

PRINCIPAL RISKS                                  Interest rate risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Tax Exempt Money Market Fund's investment objective is to provide as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.


The Fund invests primarily in high quality, short-term money market instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities that pay interest exempt from federal income taxes (municipal money market instruments). However, Fund dividends will generally be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.


As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax, but is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal money market instruments. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.


CALENDAR YEAR TOTAL RETURNS

1995         1996      1997      1998      1999       2000      2001       2002         2003        2004
3.57%        3.21%     3.37%     3.23%     2.95%      3.84%     2.55%      1.19%        0.75%       0.90%


Best Quarter         1.01%            (12/31/00)
Worst Quarter        0.15%            (9/30/03)


The Fund's year-to-date total return for Class I Shares through June 30, 2005 was 0.91%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004.

  ------------------------------ ------------- -------------- --------------
  CLASS I SHARES                    1 YEAR        5 YEARS       10 YEARS
  ------------------------------ ------------- -------------- --------------
  Allegiant Tax Exempt Money
  Market Fund                       0.90%          1.84%          2.55%
  ------------------------------ ------------- -------------- --------------


For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ALLEGIANTFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.


FUND FEES AND EXPENSES

See page 19 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ALLEGIANT TREASURY MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                                  High current income consistent
                                                 with stability of principal
                                                 while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY                    Investing in a portfolio of
                                                 high quality short-term
                                                 obligations of the U.S.
                                                 Treasury designed to allow
                                                 the Fund to maintain a stable
                                                 net asset value of $1.00 per
                                                 share

PRINCIPAL RISK                                   Interest rate risk

PRINCIPAL INVESTMENT STRATEGIES

The Allegiant Treasury Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.


The Fund invests exclusively in short-term direct obligations of the U.S. Treasury, such as Treasury bills and notes, and in other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days' notice before it would adopt a policy that would permit the Fund to invest less than 80% of its net assets plus any borrowings for investment purposes in such securities.


In managing the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.


CALENDAR YEAR TOTAL RETURNS
1995          1996        1997       1998        1999        2000        2001       2002        2003        2004
5.38%         4.86%       4.92%      4.70%       4.34%       5.55%       3.63%      1.34%       0.65%       0.79%

Best Quarter           1.46%            (12/31/00)
Worst Quarter          0.13%            (6/30/04)

The Fund's year-to-date total return for Class I Shares through June 30, 2005 was 1.04%.


THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004.

--------------------------------------- ------------- --------------- ------------------------
CLASS I SHARES                             1 YEAR        5 YEARS              10 YEARS
--------------------------------------- ------------- --------------- ------------------------
Allegiant Treasury Money Market Fund       0.79%          2.37%                3.60%
--------------------------------------- ------------- --------------- ------------------------


For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at WWW.ALLEGIANTFUNDS.COM. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES

See page 19 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                               GOVERNMENT MONEY               MONEY MARKET FUND
                                                 MARKET FUND
Investment Advisory Fees(1)                        0.35%                            0.35%
-------------------------------------- ------------------------------- --------------------------------
Distribution
(12b-1) Fees(2)                                    0.03%                            0.03%
-------------------------------------- ------------------------------- --------------------------------
Other Expenses                                      ___%                            ___%
-------------------------------------- ------------------------------- --------------------------------
Total Annual Fund
Operating Expenses(1)                               ___%                            ___%
-------------------------------------- ------------------------------- --------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                            OHIO MUNICIPAL MONEY        PENNSYLVANIA TAX EXEMPT MONEY
                                                MARKET FUND                      MARKET FUND
Investment Advisory Fees(1)                        0.35%                            0.40%
-------------------------------------- ------------------------------- --------------------------------
Distribution
(12b-1) Fees(2)                                    0.03%                            0.03%
-------------------------------------- ------------------------------- --------------------------------
Other Expenses                                      ___%                            ___%
-------------------------------------- ------------------------------- --------------------------------
Total Annual Fund
Operating Expenses(1)                               ___%                            ___%
-------------------------------------- ------------------------------- --------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                          TAX EXEMPT MONEY MARKET                 TREASURY
                                                   FUND                       MONEY MARKET FUND
Investment Advisory Fees(1)                        0.35%                            0.30%
------------------------------------- -------------------------------- --------------------------------
Distribution
(12b-1) Fees(2)                                    0.03%                            0.03%
------------------------------------- -------------------------------- --------------------------------
Other Expenses                                     ___%                             ___%
------------------------------------- -------------------------------- --------------------------------
Total Annual Fund
Operating Expenses(1)                              ___%                             ___%
------------------------------------- -------------------------------- --------------------------------

(1) The Adviser waived a portion of its advisory fees for each Fund during the last fiscal year. After these fee waivers, the Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                                    ADVISORY            TOTAL
  FUND                                                FEES             EXPENSES
  Government Money Market Fund                       0.25%               ___%
  Money Market Fund                                  0.25%               ___%
  Ohio Municipal Money Market Fund                   0.15%               ___%
  Pennsylvania Tax Exempt Money Market Fund          0.15%               ___%
  Tax Exempt Money Market Fund                       0.15%               ___%
  Treasury Money Market Fund                         0.25%               ___%

   The Adviser expects to continue waiving a portion of its advisory fees for the Funds during the current fiscal year. After these fee waivers, the Funds' Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                                     ADVISORY           TOTAL
  FUND                                                 FEES            EXPENSES
  Government Money Market Fund                        0.25%              ___%
  Money Market Fund                                   0.25%              ___%
  Ohio Municipal Money Market Fund                    0.15%              ___%
  Pennsylvania Tax Exempt Money Market Fund           0.15%              ___%
  Tax Exempt Money Market Fund                        0.15%              ___%
  Treasury Money Market Fund                          0.25%              ___%


    These fee waivers are voluntary and may be revised or discontinued at any time.

(2) Distribution (12b-1) Fees have been restated to reflect current fees expected to be incurred by each Fund's Class I Shares during the current fiscal year. Each Fund may reimburse up to a maximum of 0.10% under the Funds' distribution plan for Class I Shares but expects such reimbursements to be no more than 0.03% during the current fiscal year.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in each of the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                                1 YEAR        3 YEARS       5 YEARS        10 YEARS
                                                ------        -------       -------        --------
GOVERNMENT MONEY MARKET FUND                     $__           $___           $___           $___
MONEY MARKET FUND                                 __            ___            ___            ___
OHIO MUNICIPAL MONEY MARKET FUND                  __            ___            ___            ___
PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND         __            ___            ___            ___
TAX EXEMPT MONEY MARKET FUND                      __            ___            ___            ___
TREASURY MONEY MARKET FUND                        __            ___            ___            ___

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES


This section provides additional information about the principal investment strategies used by the Funds and the related risks. The Funds' Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Statement of Additional Information, which is available, free of charge, on the Funds' website. The following chart indicates the specific investments in which each Fund primarily invests.


   ----------------------------------------------------- ----------- ------------- ------------ ------------ ------------
                                                           Fixed      Eurodollar
                                                           Income     and Yankee    Government   Repurchase   Municipal
                                                         Securities   Obligations   Securities   Agreements   Securities
   ----------------------------------------------------- ----------- ------------- ------------ ------------ ------------
    ALLEGIANT GOVERNMENT MONEY MARKET FUND                   X                           X            X
   ----------------------------------------------------- ----------- ------------- ------------ ------------ ------------
    ALLEGIANT MONEY MARKET FUND                              X             X             X            X
   ----------------------------------------------------- ----------- ------------- ------------ ------------ ------------
    ALLEGIANT OHIO MUNICIPAL MONEY MARKET FUND               X                                                     X
   ----------------------------------------------------- ----------- ------------- ------------ ------------ ------------
    ALLEGIANT PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND      X                                                     X
   ----------------------------------------------------- ----------- ------------- ------------ ------------ ------------
    ALLEGIANT TAX EXEMPT MONEY MARKET FUND                   X                                                     X
   ----------------------------------------------------- ----------- ------------- ------------ ------------ ------------
    ALLEGIANT TREASURY MONEY MARKET FUND                     X                           X
   ----------------------------------------------------- ----------- ------------- ------------ ------------ ------------

FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors.

This risk should be reduced because of the diversification provided by a Fund's multiple holdings.


GOVERNMENT SECURITIES
As part of their principal investment strategies, each of the Allegiant Government Money Market Fund, Allegiant Money Market Fund and Allegiant Treasury Money Market Fund may invest in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


REPURCHASE AGREEMENTS
Under a repurchase agreement a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.

MUNICIPAL SECURITIES
There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

MORE INFORMATION ABOUT FUND INVESTMENTS


The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section for each Fund are those that the Funds use under normal circumstances. Each Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See the Statement of Additional Information for more detail on the investments and strategies used by the Funds.


To the extent not inconsistent with a Fund's other investment policies, a Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities may temporarily deviate from such policy in limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

Each Fund may hold cash pending investment and may hold up to 100% of its assets in cash for temporary defensive purposes.

Allegiant has obtained an order from the Securities and Exchange Commission ("SEC") that allows the non-money market funds offered by Allegiant through separate prospectuses to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by this prospectus. A non-money market fund will generally hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.


EURODOLLAR AND YANKEE OBLIGATIONS
The Money Market Fund may also invest in Eurodollar and Yankee obligations, which include, but are not limited, to certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have the same risks, such as income risk and credit risk, as those of U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include the chance that a foreign government will not let U.S. dollar-denominated assets leave the country, the chance that the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and the chance that adverse political or economic developments will affect investments in a foreign country. Before the Adviser selects a Eurodollar or Yankee obligation, however, any foreign issuer undergoes the same credit-quality analysis and tests of financial strength as those for the issuers of domestic securities.

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. TAX EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS AND THE BENEFITS OF THE TAX EXEMPTION CANNOT BE REALIZED IN A TAX-DEFERRED ACCOUNT. Please consult your financial adviser for help in deciding which Fund is right for you.

-------------------------------------- -----------------------------
FUND                                   MAY BE APPROPRIATE FOR . . .
-------------------------------------- -----------------------------

Government Money Market Fund           Investors seeking
                                       current income and
                                       the added stability
                                       and quality of a
                                       fund that invests
                                       in government-related
                                       securities
-------------------------------------- -----------------------------
Money Market Fund                      Investors seeking current
                                       income and reduced risk
                                       through a widely
                                       diversified money
                                       market portfolio
-------------------------------------- -----------------------------
Ohio Municipal Money Market Fund       Taxable investors seeking
                                       current income exempt
                                       from federal and Ohio
                                       income taxes
-------------------------------------- -----------------------------
Pennsylvania Tax Exempt Money          Taxable investors seeking
Market Fund                            current income exempt
                                       from federal and Pennsylvania
                                       income taxes
-------------------------------------- -----------------------------
Tax Exempt Money Market Fund           Taxable investors seeking
                                       current income
                                       exempt from federal
                                       income taxes
-------------------------------------- -----------------------------
Treasury Money Market Fund             Investors seeking current
                                       income and the added
                                       stability and quality of a
                                       fund that invests in U.S.
                                       Treasury securities
-------------------------------------- ------------------------------

INVESTMENT ADVISER AND INVESTMENT TEAMS


Allegiant Asset Management Company, with its principal offices at 200 Public Square, 5th Floor, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2005, the Adviser had approximately $26 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

The Board of Trustees of Allegiant supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees (after fee waivers) the Adviser received for each Fund for the fiscal year ended May 31, 2005.



----------------------------------------- ------------------------------------------------- ------------------------
                                                                                              ADVISORY FEES PAID AS
                                                                                             A PERCENTAGE OF AVERAGE
                                                                                               NET ASSETS FOR THE
                                                                                                FISCAL YEAR ENDED
FUND NAME                                 MANAGEMENT TEAM                                         MAY 31, 2005
----------------------------------------- ------------------------------------------------- ------------------------
Government Money Market Fund              Taxable Money Market Management Team                      0.25%
----------------------------------------- ------------------------------------------------- ------------------------
Money Market Fund                         Taxable Money Market Management Team                      0.25%
----------------------------------------- ------------------------------------------------- ------------------------
Ohio Municipal Money Market Fund          Tax Exempt Money Market Management Team                   0.15%
----------------------------------------- ------------------------------------------------- ------------------------
Pennsylvania Tax Exempt Money Market
Fund                                      Tax Exempt Money Market Management Team                   0.15%
----------------------------------------- ------------------------------------------------- ------------------------
Tax Exempt Money Market Fund              Tax Exempt Money Market Management Team                   0.15%
----------------------------------------- ------------------------------------------------- ------------------------
Treasury Money Market Fund                Taxable Money Market Management Team                      0.25%
----------------------------------------- ------------------------------------------------- ------------------------


PURCHASING, SELLING AND EXCHANGING FUND SHARES

CLASS I SHARES HAVE NO SALES CHARGE, NO MINIMUM INITIAL INVESTMENT, AND ARE ONLY AVAILABLE TO FINANCIAL INSTITUTIONS.

Institutional shares may be purchased only through the Trust departments of financial institutions, or broker-dealers, or other financial institutions which have a selling agreement with the Funds' Distributor to place trades for institutional accounts, broker products or similar products. In order to purchase Institutional shares through one of those entities, you must have an account with it. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Funds, and may charge transaction fees. You should consult your account documents for full details. Your shares in the Funds may be held in an omnibus account in the name of that institution. The Funds may accept or reject any purchase order.


From time to time, the Adviser and its affiliates may pay from their own resources a fee to financial institutions that generate purchase orders. These fees are described in the Statement of Additional Information.

HOW TO PURCHASE FUND SHARES

                                NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT
TELEPHONE                       Call our Investor Services Line to obtain     Call our Investor Services Line
1-800-622-FUND (3863)           an application.                               to purchase additional shares.

MAIL                            Complete an application and mail it along     Make your check payable to
                                with a check payable, in U.S. dollars, to     "Allegiant Funds (Fund Name)."
                                "Allegiant Funds (Fund Name)."                Please include your account
                                                                              number on your check and mail it
                                   Allegiant Funds                            to the address at the left.
                                   P.O. Box 8421
                                   Boston, MA  02266-8421

                                For overnight delivery mail to:

                                   Boston Financial Data Services
                                   Attn:  Allegiant Funds
                                   66 Brooks Drive
                                   Braintree, MA  02184

                                Allegiant cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).


WIRE                            To purchase shares by wire, call              Call 1-800-622-FUND (3863) prior
                                1-800-622-FUND (3863) to set up your          to sending the wire in order to
                                account to accommodate wire transactions      obtain a confirmation number and
                                and to receive a wire control number to be    to ensure prompt and accurate
                                included in the body of the wire.  Ask your   handling of funds.  Ask your bank
                                bank to transmit immediately available        to transmit immediately available
                                funds by wire in the amount of your           funds by wire as described at the
                                purchase to:                                  left.  Please include your
                                                                              account number.
                                   State Street Bank and Trust Company
                                   ABA #011000028                             Allegiant and its transfer agent
                                   Account 99052755 Credit Allegiant Funds    are not responsible for the
                                   (Account Registration)                     consequences of delays resulting
                                   (Account Number)                           from the banking or Federal
                                   (Wire Control Number)                      Reserve Wire system, or from
                                                                              incomplete wiring instructions.
                                   Note:  Your bank may charge you a fee
                                   for this service.

                                Allegiant and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve
                                Wire system, or from incomplete wiring
                                instructions.


                                      -27-

                                NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT
FINANCIAL INTERMEDIARY          You may buy shares through accounts with      Please refer to New Account Set
                                brokers or other financial institutions       Up to the left.
                                that are authorized to place trades in Fund
                                shares for their customers.  If you invest
                                through an authorized institution, you will
                                have to follow its procedures.  Your broker
                                or institution may charge a fee for its
                                services, in addition to the fees charged
                                by Allegiant.  Address correspondence or
                                questions regarding a Fund to your
                                institution.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Allegiant may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order. The following table shows when the daily NAV is calculated for each of the Funds and the deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV:


                                                                                     DEADLINE FOR SUBMITTING PURCHASE
                                                                                     ORDERS TO THE TRANSFER AGENT TO
                                                                                     RECEIVE THE CURRENT DAY'S NAV
                                                 TIME OF NAV CALCULATION
------------------------------------------------ ----------------------------------- -----------------------------------
Money Market Fund                                ONCE DAILY                          3:30 p.m. Eastern Time
Government Money Market Fund                     4:00 p.m. Eastern Time
                                                 (or close of trading on the NYSE)
------------------------------------------------ ----------------------------------- -----------------------------------
Ohio Municipal Money Market Fund                 TWICE DAILY                         11:45 a.m. Eastern Time
Pennsylvania Tax Exempt                          1:00 p.m. Eastern Time and 4:00
   Money Market Fund                             p.m. Eastern Time
Tax Exempt Money Market Fund                     (or close of trading on the NYSE)
Treasury Money Market Fund

To be eligible to receive dividends declared on the day you submit your purchase order, a Fund generally must receive your order by the above listed deadlines and immediately available funds before 3:30 p.m. Eastern Time that day.

NAV is not calculated on holidays when the NYSE is closed for trading.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV for the money market funds, a Fund generally values its investment portfolio using the amortized cost method, which is described in the Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

The Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

SALES CHARGES

There are no sales charges on the purchase of Class I Shares.

HOW TO SELL YOUR FUND SHARES

Shareholders may sell shares by following the procedures established when they opened their account or accounts.

TELEPHONE
1-800-622-FUND (3863)
Call with the account name, number, and amount of redemption. Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page 27 "How to Purchase Fund Shares").

FINANCIAL INTERMEDIARY
Contact your broker or institution to redeem your shares. Your broker or institution may charge a fee for its services.


IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


The sale price of each share will be the next NAV determined after the Fund receives your request.

If you recently changed your address on your account, redemption proceeds will not be available until after 10 business days without a signature guarantee.

SIGNATURE GUARANTEE

The use of a guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities. Its use is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors--these include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a guarantee, nor can we accept a comparison guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Good order means that your request includes complete information on your redemption request. Your proceeds can be wired to your bank account or sent to you by check. Allegiant does not charge a fee to wire your funds; however, your institution may charge a fee.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

Allegiant may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:


     (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission ("SEC");


     (b) the NYSE is closed for other than customary weekend and holiday closings;

     (c) the SEC has by order permitted such suspension; or

     (d) an emergency exists, as determined by the SEC, as a result of which:
         (i) disposal by Allegiant of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Allegiant to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES

You may exchange your Class I Shares of a Fund for Class I Shares of another Allegiant Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Allegiant's transfer agent is 4:00 p.m. Eastern Time.


Short-term trading in other Allegiant Funds creates transaction costs that are borne by all shareholders in those Funds and disrupts the orderly management of the Fund's portfolio investments. The Board of Trustees of Allegiant has imposed limits on such exchanges to prevent excessive short-term trading by shareholders.


If you are exchanging into or out of an Allegiant non-money market fund, the general trading limits on those Funds limit shareholders to no more than six "round trip" transactions - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during any 12-month period. Please refer to the prospectus for the relevant fund for more information on Allegiant's short-term trading policies and procedures for those funds.

Allegiant reserves the right to revise or terminate the exchange privilege at any time, for any reason.

You will be provided 60 days' notice before any material change to the exchange privilege is made.

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of exchange into a new or existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

MAIL
Indicate which existing Fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:

         Allegiant Funds
         P.O. Box 8421
         Boston, MA  02266-8421

For overnight delivery mail to:

         Boston Financial Data Services
         Attn:  Allegiant Funds
         66 Brooks Drive
         Braintree, MA  02184

The minimum exchange amount is $500.

FINANCIAL INTERMEDIARY
Contact your broker or institution. Your broker or institution may charge a fee for its services.


IF YOU RECENTLY PURCHASED SHARES BY CHECK, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.


CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Allegiant to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Allegiant. To the extent permitted by applicable law, Allegiant reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES


Each Fund has adopted a distribution plan with respect to Class I Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Each Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class I Shares. However, actual distribution fees for Class I Shares are expected to be no more than 0.04% with respect to each Fund.

The Funds' Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following:

merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

Each Fund accrues its income daily and distributes it monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the income dividend and/or capital gain distribution.

You will receive income dividends and capital gains distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at www.allegiantfunds.com, or by notifying Allegiant in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after Allegiant receives your written notice.

FEDERAL TAXES

Fund distributions (other than exempt-interest dividends discussed below) will generally be taxable to you as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Each Fund contemplates declaring as dividends each year all or substantially all of its net taxable investment income. Distributions attributable to the net capital gain of a Fund, if any, will be taxable to you as long-term capital gain, regardless of how long you have held your shares.

The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The Allegiant Ohio Municipal Money Market Fund, Allegiant Pennsylvania Tax Exempt Money Market Fund and Allegiant Tax Exempt Money Market Fund (the "Tax Exempt Funds") anticipate that substantially all of their distributions will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as distributions that are derived from occasional taxable investments or from capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Exempt Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Exempt Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2005, the withholding rate is 28%.


The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Allegiant Pennsylvania Tax Exempt Money Market Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. The Allegiant Ohio Municipal Money Market Fund intends to distribute income that is exempt from Ohio personal income taxes. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class I Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.


The financial highlights have been audited by [________], Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the annual report dated May 31, 2005 and is [_____________] the Statement of Additional Information.


You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated
                                                                                                                      Ratio of Net
                                                                          Ratio of   Ratio of Net      Ratio of        Investment
        Net Asset             Dividends    Net Asset                      Expenses    Investment     Expenses to        Income to
          Value,      Net      from Net     Value,           Net Assets      to        Income to     Average Net       Average Net
        Beginning  Investment Investment    End of   Total   End of Year   Average    Average Net   Assets (Before   Assets (Before
         of Year     Income     Income       Year    Return     (000)     Net Assets    Assets       Fee Waivers)     Fee Waivers)
GOVERNMENT MONEY MARKET FUND
Class I

2005

2004      $1.00     $0.01+     $(0.01)      $1.00     0.65%  $1,554,598      0.42%       0.65%           0.52%            0.55%
2003       1.00      0.01+      (0.01)       1.00     1.15    1,966,487      0.41        1.16            0.51             1.06
2002       1.00      0.02+      (0.02)       1.00     2.43    2,195,174      0.39        2.31            0.49             2.21
2001       1.00      0.06       (0.06)       1.00     5.88    1,557,596      0.37        5.62            0.52             5.47


MONEY MARKET FUND
Class I

2005

2004      $1.00     $0.01+     $(0.01)      $1.00     0.67%  $2,920,107      0.43%       0.68%           0.53%            0.58%
2003       1.00      0.01+      (0.01)       1.00     1.19    3,646,585      0.40        1.19            0.50             1.09
2002       1.00      0.02+      (0.02)       1.00     2.41    3,533,294      0.40        2.33            0.50             2.23
2001       1.00      0.06       (0.06)       1.00     5.96    3,342,689      0.38        5.78            0.53             5.63


OHIO MUNICIPAL MONEY MARKET FUND
Class I

2005

2004      $1.00     $0.01+     $(0.01)      $1.00     0.70%    $238,433      0.34%       0.70%           0.54%            0.50%
2003       1.00      0.01+      (0.01)       1.00     1.06      262,692      0.32        1.05            0.52             0.85
2002       1.00      0.02+      (0.02)       1.00     1.77      185,180      0.31        1.72            0.51             1.52
2001       1.00      0.04       (0.04)       1.00     3.71      176,937      0.33        3.62            0.58             3.37



  + Per share amounts calculated using the average shares outstanding method.

Selected Per Share Data and Ratios For the Years Ended May 31, Unless Otherwise Indicated
                                                                                                                      Ratio of Net
                                                                          Ratio of   Ratio of Net      Ratio of        Investment
        Net Asset             Dividends    Net Asset                      Expenses    Investment     Expenses to        Income to
          Value,      Net      from Net     Value,           Net Assets      to        Income to     Average Net       Average Net
        Beginning  Investment Investment    End of   Total   End of Year   Average    Average Net   Assets (Before   Assets (Before
         of Year     Income     Income       Year    Return     (000)     Net Assets    Assets       Fee Waivers)     Fee Waivers)
PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
Class I

2005

2004      $1.00     $0.01+     $(0.01)      $1.00     0.69%     $97,248      0.34%       0.69%           0.59%            0.44%
2003       1.00      0.01+      (0.01)       1.00     1.07      100,585      0.30        1.06            0.55             0.81
2002       1.00      0.02+      (0.02)       1.00     1.76      112,169      0.34        1.69            0.59             1.44
2001       1.00      0.04       (0.04)       1.00     3.65       99,711      0.35        3.61            0.65             3.31


TAX EXEMPT MONEY MARKET FUND
Class I

2005

2004      $1.00     $0.01+     $(0.01)      $1.00     0.68%    $426,256      0.33%       0.68%           0.53%            0.48%
2003       1.00      0.01+      (0.01)       1.00     1.04      545,100      0.31        1.03            0.51             0.83
2002       1.00      0.02+      (0.02)       1.00     1.74      539,093      0.30        1.70            0.50             1.50
2001       1.00      0.04       (0.04)       1.00     3.67      565,973      0.28        3.61            0.53             3.36


TREASURY MONEY MARKET FUND
Class I

2005

2004      $1.00     $0.01+     $(0.01)      $1.00     0.54%    $578,023      0.43%       0.54%           0.48%            0.49%
2003       1.00      0.01+      (0.01)       1.00     1.07      636,837      0.41        1.04            0.46             0.99
2002       1.00      0.02+      (0.02)       1.00     2.23      468,283      0.40        2.12            0.45             2.07
2001       1.00      0.05       (0.05)       1.00     5.39      365,605      0.43        5.24            0.53             5.14


+ Per share amounts calculated using the average shares outstanding method.

                               INVESTMENT ADVISER
                       Allegiant Asset Management Company
                          200 Public Square, 5th Floor
                              Cleveland, Ohio 44114


                                   DISTRIBUTOR
                       Professional Funds Distributor, LLC
                                 760 Moore Road
                            King of Prussia, PA 19406

                                  LEGAL COUNSEL
                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

                             NOT PART OF PROSPECTUS



                         ALLEGIANT FUNDS PRIVACY NOTICE

         The basis of each customer relationship at Allegiant Funds is built on trust. You have chosen to do business with Allegiant Funds, and we guard that relationship with great care, beginning with the information you have chosen to share with us.

         Allegiant Funds is dedicated to protecting the privacy of your nonpublic personal information. We maintain information about you in order to provide you with the most effective and convenient access to our broad range of financial products and services. We want you to understand what information we collect, and how we use and protect it.

         WHAT INFORMATION WE COLLECT

         "Nonpublic personal information" is information about you that we obtain in connection with providing our financial products or services. Such information includes for example, name, address, age, and account balance.

         We may collect nonpublic personal information about you from the following sources:

       o Information that you provide to us, such as on applications or other forms, or

       o Information about your transactions with us

         OUR SECURITY PROCEDURES

         To maintain security of customer information, we restrict access to your personal and account information to persons who need to know that information to provide you products or services. We maintain physical, electronic and procedural safeguards to guard information.

         WHAT INFORMATION WE DISCLOSE

         Allegiant Funds does not disclose nonpublic personal information about you to any third party companies, except as permitted by federal law. The confidentiality of your nonpublic personal information will continue to be maintained consistent with this privacy notice even if you decide to close your account(s), your account becomes inactive, or you otherwise cease to do business with us.

         Allegiant Funds works with third parties to bring you financial services. We disclose information about you as necessary to fulfill these third party service agreements. For example, we may disclose information about you to third parties that assist us in servicing or maintaining your mutual fund account, or other business relationship, such as printing checks or providing periodic account statements. We may also disclose information about you to governmental entities, such as sending annual income statements to the IRS.

                             NOT PART OF PROSPECTUS


         We may disclose all of the information we collect, as described above, to third parties that perform marketing services on our behalf or to other financial institutions, such as National City and its affiliates, with whom we have joint marketing agreements in order to make a variety of financial services available to you. These third parties must agree to strict confidentiality provisions to assure the protection of your information. Because we already limit the sharing of your nonpublic personal information as outlined above, no action is necessary on your part to ensure this result.

         ALLEGIANT FUNDS' PLEDGE TO YOU

         We believe that your privacy should never be compromised. At the same time, we want to offer you the array of financial products and services you need to accomplish your financial goals. We believe we can do both by adhering to the provisions of this privacy notice.


BOARD OF TRUSTEES

ROBERT D. NEARY                                         RICHARD W. FURST
CHAIRMAN                                                Garvice D. Kincaid Professor of Finance and Dean
Retired Co-Chairman, Ernst & Young                       Emeritus, Gatton College of Business and
Director:                                                Economics, University of Kentucky
Commercial Metals Company
Strategic Distribution, Inc.                            GERALD L. GHERLEIN
                                                        Retired Executive Vice President and
HERBERT R. MARTENS, JR.                                    General Counsel, Eaton Corporation
PRESIDENT
Executive Vice President,                               DALE C. LAPORTE
 National City Corporation                              Partner, Calfee, Halter & Griswold LLP
President and Chief Executive Officer
 National City Bank, Florida
Chairman, NatCity Investments, Inc.

JOHN G. BREEN                                           KATHLEEN A. OBERT
Retired Chairman and Chief Executive Officer,           Chairman and Chief Executive Officer,
 The Sherwin Williams Co.                                Edward Howard & Co.
Director:
Goodyear Tire & Rubber Co.                              J. WILLIAM PULLEN
The Stanley Works                                       Retired President and Chief Executive Officer,
                                                         Whayne Supply Company


JOHN F. DURKOTT
President and Chief Executive Officer,
 Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
 Executive Officer, Centerior Energy


The Allegiant Funds Trustees also serve as Trustees of Allegiant Advantage Fund.

                                                                          [LOGO]
                                                                    ALLEGIANT(R)
                                                                          FUNDS
                                                         WWW.ALLEGIANTFUNDS.COM

More information about the Funds is available without charge through the following:


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Allegiant Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance during the last fiscal year. The reports also contain detailed financial information about the Funds and are available, free of charge, on the Funds' website.


TO OBTAIN MORE INFORMATION:

By Internet:
WWW.ALLEGIANTFUNDS.COM

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Allegiant Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

[LOGO]
ALLEGIANT(R)
       FUNDS

WWW.ALLEGIANTFUNDS.COM

Allegiant Funds' Investment Company Act registration number is 811-4416.

                                 UA SERIES FUNDS
                                   PROSPECTUS
                                 CLASS 1 SHARES


                                 OCTOBER 1, 2005





                                  EQUITY FUNDS
                            UA EMERGING MARKETS FUND
                          UA INTERNATIONAL EQUITY FUND
                             UA LARGE CAP VALUE FUND
                              UA MID CAP VALUE FUND
                               UA REAL ESTATE FUND
                            UA SMALL CAP GROWTH FUND

                               FIXED INCOME FUNDS
                           UA GOVERNMENT MORTGAGE FUND
                             UA HIGH YIELD BOND FUND
                            UA ULTRA SHORT BOND FUND

                                MONEY MARKET FUND
                              UA MONEY MARKET FUND




                                  [UNION LOGO]







     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
      THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               INVESTMENT ADVISER
                                 ALLEGIANT ASSET
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS


This prospectus gives you important information that you should know about the Class 1 Shares of the UA Series of Allegiant Funds (the "Trust") before investing. The UA Series consists of 10 separate investment portfolios (the "Funds"). The Funds have individual investment goals and strategies. To obtain more information on the Funds, contact your plan administrator. Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:


UA EMERGING MARKETS FUND..............................................2

UA INTERNATIONAL EQUITY FUND..........................................5

UA LARGE CAP VALUE FUND...............................................8

UA MID CAP VALUE FUND................................................10

UA REAL ESTATE FUND..................................................12

UA SMALL CAP GROWTH FUND.............................................15

UA GOVERNMENT MORTGAGE FUND..........................................19

UA HIGH YIELD BOND FUND..............................................22

UA ULTRA SHORT BOND FUND.............................................25

UA MONEY MARKET FUND.................................................30

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES...............33

MORE INFORMATION ABOUT FUND INVESTMENTS..............................37

INVESTMENT ADVISER AND INVESTMENT TEAMS..............................44

PURCHASING, SELLING AND EXCHANGING FUND SHARES.......................46

DIVIDENDS AND TAXES..................................................51

FINANCIAL HIGHLIGHTS.................................................54

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.


Each Fund has its own investment goal and strategies for reaching that goal. Allegiant Asset Management Company ("Adviser") manages the investments of each Fund. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.


Each Fund's performance is compared to the performance of one or more benchmark indices, however, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments. Although the Money Market Fund seeks to maintain a constant price per share of $1.00, there is no guarantee that it will achieve this goal and it is possible that you may lose money by investing in the Fund.


The Adviser evaluates the risks and rewards presented by all securities purchased by a Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate. An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

UA EMERGING MARKETS FUND

FUND SUMMARY

INVESTMENT GOAL                                  Long term capital appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in common stocks of
                                                 companies located in
                                                 emerging market countries

PRINCIPAL RISKS                                  Market risk, foreign
                                                 risk, emerging markets risk,
                                                 country risk, credit risk,
                                                 active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The UA Emerging Markets Fund's investment objective is long-term capital appreciation. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in equity securities, primarily common stocks, of companies located in emerging market countries. The Fund may also invest up to 20% of its total assets in debt securities of issuers located in emerging market countries. The Fund may invest in all types of debt securities, including those rated below investment grade. However, the Fund will only invest in debt securities that are rated C or better at the time of purchase by Standard & Poor's Ratings Group or the equivalent by another ratings agency, or unrated securities determined by the Adviser to be of equivalent quality. The Adviser considers emerging market countries to be those that are represented in the Morgan Stanley Capital International Emerging Markets Index. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities of issuers located in emerging market countries and other investments that are tied economically to emerging market countries. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.


The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness. More than 25% of the Fund's assets may be invested in securities of issuers located in the same country.


Within a particular country, the Adviser buys and sells securities using risk management software to select stocks that in the aggregate most closely match the stock characteristics and attributes by country within the MSCI EAFE Index. The Adviser may use derivative securities to implement the strategy. The Fund also utilizes an active trading approach.


The instruments that are equity securities may include common stocks, American Depositary Receipts or other US listings of foreign common stocks, and exchange traded funds, closed-end funds or stock index futures whose underlying value is derived from common stocks in foreign markets.

Futures contracts combined with investment in money market instruments and forward currency agreements are used to replicate broad market exposure in a particular index. The manager may use these instruments because they lower costs such as commissions, custody, and foreign withholding or stamp taxes. These instruments are not used for the purpose of introducing leverage in the Fund.

The Fund may use exchange traded funds or closed-end funds to gain broad exposure to markets in a more efficient manner. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the Securities and Exchange Commission and the instrument's liquidity.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that the foreign securities in which the Fund invests may underperform other segments of the equity or fixed income markets or the equity or fixed income markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

EMERGING MARKETS RISK. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES

See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

UA INTERNATIONAL EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                                  Capital appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in common stocks of
                                                 issuers located in at least
                                                 three foreign countries

PRINCIPAL RISKS                                  Market risk, foreign risk,
                                                 multi-national companies risk,
                                                 country risk, active trading
                                                 risk

PRINCIPAL INVESTMENT STRATEGIES

The UA International Equity Fund's investment objective is to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of foreign issuers. The Fund invests in securities that are tied economically to a number of countries throughout the world. The Fund focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index. The MSCI EAFE Index is an unmanaged index which represents the performance of close to 1,000 equity securities of companies located in those regions. The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets. More than 10% of the Fund's assets may be invested in the equity securities of issuers located in the same country.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index.

Within foreign markets, the Adviser buys and sells securities using risk management software to select stocks that in the aggregate most closely match the stock characteristics and attributes by country within the MSCI EAFE Index. The Adviser may use derivative securities to implement the strategy. The Adviser also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund's investments in equity securities may include common stocks, American Depositary Receipts or other U.S. listings of foreign common stocks, and exchange traded funds, closed-end funds or stock index futures whose underlying value is derived from common stocks in foreign markets.

Futures contracts combined with investment in money market instruments and forward currency agreements are used to replicate broad market exposure in a particular index. The manager may use these instruments because they lower costs such as commissions, custody and foreign withholding or stamp taxes. These instruments are not used for the purpose of introducing leverage in the Fund.


The Fund may use exchange traded funds or closed-end funds to gain broad exposure to markets in a more efficient manner. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the Securities and Exchange Commission and the instrument's liquidity.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the Morgan Stanley Capital International Emerging Markets Index or the United Nations classifies as emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.


FUND FEES AND EXPENSES

See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

UA LARGE CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                                  Capital appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in value-oriented
                                                 common stocks of large cap
                                                 companies

PRINCIPAL RISK                                   Market risk

PRINCIPAL INVESTMENT STRATEGIES

The UA Large Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded large capitalization equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities that offer attractive value and improving dynamics. The Adviser generally seeks to invest in securities that trade at a significant discount to their intrinsic value and companies for which one or more identifiable, material positive change agents increase the probability of their outperformance. The Adviser generally sells a security when its price approaches intrinsic value, if it fails to perform as expected, or when continuing to hold it may violate portfolio risk constraints.


The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more. The Fund notes that capitalizations of $3 billion to approximately $10 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES

See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

UA MID CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                                  Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in value-oriented
                                                 common stocks of small cap and
                                                 mid cap companies

PRINCIPAL RISKS                                  Market risk

PRINCIPAL INVESTMENT STRATEGIES

The UA Mid Cap Value Fund's investment objective is to provide long-term capital appreciation. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies that are considered to have mid cap stock market capitalizations. Companies meeting this criteria are ones that have a market capitalization between $1 billion and $15 billion at the time the Fund purchases the company's securities. The Fund notes that capitalizations of greater than approximately $8 billion are considered to be in the "large cap" range by some industry sources.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies trading at a discount to intrinsic value; traditionally these companies have price-to-sales, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer no longer meets the market capitalization criteria stated above, so long as the security otherwise continues to meet investment criteria.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.


FUND FEES AND EXPENSES

See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

UA REAL ESTATE FUND

FUND SUMMARY

INVESTMENT GOAL                                  Current income and capital
                                                 appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in equity securities,
                                                 primarily common stocks,
                                                 of companies engaged in the
                                                 real estate industry

PRINCIPAL RISKS                                  Market risk, real estate
                                                 industry risk, REITs risk,
                                                 active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The UA Real Estate Fund's investment objective is current income and capital appreciation. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in equity securities, primarily common stocks, of U.S. companies engaged in the real estate industry, including real estate investment trusts ("REITs"). Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities of companies principally engaged in the real estate business. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. In addition to REITs, the Fund may invest in companies such as real estate brokerage firms, home builders or real estate developers, companies with substantial real estate holdings, and other companies with significant involvement in the real estate industry or related businesses.


REITs pool investors' funds for investment primarily in real estate or related loans. REITs are usually classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest directly in real estate and derive most of their income from rental, lease and property management payments, although they can also realize capital gains by selling real estate that has appreciated in value. Mortgage REITs make loans to commercial real estate developers, or purchase residential or commercial mortgage loans and derive most of their income from interest payments on the loans. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

The Adviser takes a long-term approach to managing the Fund. In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Adviser will consider selling a security when there is a deterioration of fundamentals leading to a deceleration in earnings growth. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that common stocks of REITs and other real estate industry companies may underperform other segments of the equity markets or the equity markets as a whole.

REAL ESTATE INDUSTRY RISK. Although the Fund will not invest in real estate directly, it may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include declines in the value of real estate, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws, changes in neighborhood values, and changes in interest rates. These risks may be more significant to the extent that the Fund's investments are concentrated in a particular geographic region.

REITS RISK. REITs are also subject to the risks associated with direct ownership of real estate. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the slope of the yield curve, changes in interest rates or availability of financing. REITs are dependent upon management skills, may not be diversified and are subject to heavy cash flow dependency and defaults of borrowers. In addition, because REITs pay dividends to their shareholders based upon available funds from operations, it is quite common for a portion of these dividends to be designated as a return of capital. Since the Fund includes dividends from REITs in its distributions to shareholders, a portion of the Fund's dividends may also be designated as a return of capital.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.


FUND FEES AND EXPENSES

See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

UA SMALL CAP GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                                  Capital appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in growth-oriented
                                                 common stocks of small cap
                                                 companies

PRINCIPAL RISKS                                  Market risk, small companies
                                                 risk, active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The UA Small Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.


The Adviser seeks to invest in small capitalization companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.


The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase of between $100 million and $3 billion. The Fund notes that capitalizations of $2 billion to $3 billion are considered to be in the "mid cap" range by some industry sources.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.


FUND FEES AND EXPENSES

See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

 FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                            UA EMERGING MARKETS FUND        UA INTERNATIONAL EQUITY FUND
Investment Advisory Fees                              1.15%                            1.15%
------------------------------------- --------------------------------- ----------------------------------
Distribution
(12b-1) Fees(1)                                       0.10%                            0.10%
------------------------------------- --------------------------------- ----------------------------------
Other Expenses(2)                                     0.74%                            0.49%
------------------------------------- --------------------------------- ----------------------------------
Total Annual Fund
Operating Expenses                                    1.99%                            1.74%
------------------------------------- --------------------------------- ----------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                           UA LARGE CAP VALUE FUND            UA MID CAP VALUE FUND
Investment Advisory Fees                             0.75%                             1.00%
------------------------------------- ---------------------------------- ---------------------------------
Distribution
(12b-1) Fees(1)                                      0.10%                             0.10%
------------------------------------- ---------------------------------- ---------------------------------
Other Expenses(2)                                    0.26%                             0.26%
------------------------------------- ---------------------------------- ---------------------------------
Total Annual Fund
Operating Expenses                                   1.11%                             1.36%
------------------------------------- ---------------------------------- ---------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                             UA REAL ESTATE FUND             UA SMALL CAP GROWTH FUND
Investment Advisory Fees                               0.75%                           1.00%
------------------------------------- ---------------------------------- ---------------------------------
Distribution
(12b-1) Fees(1)                                        0.10%                           0.10%
------------------------------------- ---------------------------------- ---------------------------------
Other Expenses(2)                                      0.26%                           0.26%
------------------------------------- ---------------------------------- ---------------------------------
Total Annual Fund
Operating Expenses                                     1.11%                           1.36%
------------------------------------- ---------------------------------- ---------------------------------

(1)Each Fund may pay up to 0.10% in Distribution (12b-1) Fees. However, actual Distribution (12b-1) Fees are expected to be limited to no more than 0.02% for each Fund during the current fiscal year. With this fee limitation, each Fund's actual Total Annual Fund Operating Expenses are expected to be:

           UA EMERGING MARKETS FUND                         1.91%
           UA INTERNATIONAL EQUITY FUND                     1.66%
           UA LARGE CAP VALUE FUND                          1.03%
           UA MID CAP VALUE FUND                            1.28%
           UA REAL ESTATE FUND                              1.03%
           UA SMALL CAP GROWTH FUND                         1.28%

  This fee limitation is in place as of the date of this prospectus but may be revised or discontinued at any time.

(2)Other Expenses for the Funds are based on estimated amounts for the current fiscal year.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES


These Examples are intended to help you compare the cost of investing in UA Equity Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.


The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                                1 YEAR           3 YEARS
                                                ------           -------
UA EMERGING MARKETS FUND                        $ 202              $ 624
UA INTERNATIONAL EQUITY FUND                    $ 177              $ 548
UA LARGE CAP VALUE FUND                         $ 113              $ 353
UA MID CAP VALUE FUND                           $ 138              $ 431
UA REAL ESTATE FUND                             $ 113              $ 353
UA SMALL CAP GROWTH FUND                        $ 138              $ 431

FIXED INCOME FUNDS

UA GOVERNMENT MORTGAGE FUND

FUND SUMMARY

INVESTMENT GOAL                                  Current income as well as
                                                 preservation of capital

PRINCIPAL INVESTMENT STRATEGY                    Investing in mortgage-related
                                                 securities issued or guaranteed
                                                 by the U.S. government

PRINCIPAL RISKS                                  Market risk, interest rate
                                                 risk, prepayment/extension
                                                 risk, credit risk, active
                                                 trading risk

PRINCIPAL INVESTMENT STRATEGIES

The UA Government Mortgage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), as well as obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund may invest the portion of its assets not subject to the 80% requirement stated above in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between three and ten years.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.


Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES

See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

UA HIGH YIELD BOND FUND

FUND SUMMARY

INVESTMENT GOAL                                  High level of current income
                                                 along with capital appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in high yield, high
                                                 risk debt securities

PRINCIPAL RISKS                                  Market risk, credit risk,
                                                 interest rate risk,
                                                 prepayment/extension risk,
                                                 active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The UA High Yield Bond Fund's investment objective is to provide a high level of current income along with capital appreciation. The investment objective may be changed without a shareholder vote.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in high yield bonds, which include debt securities of all types. The term "high yield" is generally understood to describe debt securities that are rated below investment grade. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. Debt securities rated below investment grade are commonly referred to as "junk bonds." Junk bonds are debt securities that are rated below BBB by Standard & Poor's Ratings Group or Baa by Moody's Investor Service, Inc., or are of comparable quality. The Fund may invest in all types of debt securities but will invest primarily in corporate debt securities, mortgage-backed securities and asset-backed securities of U.S. and Canadian issuers.


In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. If a security is downgraded or upgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between five and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK.
A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that any or all of its fixed income market segments may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.


Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES

See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

UA ULTRA SHORT BOND FUND

FUND SUMMARY

INVESTMENT GOAL                                  High current income while
                                                 preserving capital

PRINCIPAL INVESTMENT STRATEGY                    Investing in high-quality fixed
                                                 income securities with an
                                                 average maturity of 9 to 15
                                                 months

PRINCIPAL RISKS                                  Market risk, credit risk,
                                                 interest rate risk,
                                                 prepayment/extension risk,
                                                 active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The UA Ultra Short Bond Fund's investment objective is to obtain high current income while preserving capital. The investment objective may be changed without a shareholder vote.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities, primarily U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund normally intends to maintain an average portfolio duration of 0.8 to 1.2 years. Duration measures price volatility by estimating the change in price of a debt security in response to changes in interest rates. For example, with a rise of 1% in interest rates, a bond's value may be expected to fall approximately 1% for each year of its duration. Thus, the higher the Fund's duration, the more volatile the price of its shares will be. The Adviser may adjust the Fund's average duration within the 0.8 to 1.2 year range to take advantage of expected changes in interest rates.


In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will primarily seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships, represent an attractive valuation. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, or be of comparable quality if unrated. If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the interests of investors to sell. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.


Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES

See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

     FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                          UA GOVERNMENT MORTGAGE FUND            UA HIGH YIELD BOND FUND
Investment Advisory Fees                             0.55%                                  0.60%
------------------------------------- ------------------------------------ ------------------------------------
Distribution
(12b-1) Fees(1)                                      0.10%                                  0.10%
------------------------------------- ------------------------------------ ------------------------------------
Other Expenses(2)                                    0.26%                                  0.26%
------------------------------------- ------------------------------------ ------------------------------------
Total Annual Fund
Operating Expenses                                   0.91%                                  0.96%
------------------------------------- ------------------------------------ ------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                          UA ULTRA SHORT BOND FUND
Investment Advisory Fees                            0.40%
------------------------------------- ----------------------------------
Distribution
(12b-1) Fees(1)                                     0.10%
------------------------------------- ----------------------------------
Other Expenses(2)                                   0.26%
------------------------------------- ----------------------------------
Total Annual Fund
Operating Expenses                                  0.76%
------------------------------------- ----------------------------------

1 Each Fund may pay up to 0.10% in Distribution (12b-1) Fees. However, actual
  Distribution (12b-1) Fees are expected to be limited to no more than 0.02% for each Fund during the current fiscal year. With this fee limitation, each Fund's actual Total Annual Fund Operating Expenses are expected to be:

          UA Government Mortgage Fund                          0.83%
          UA High Yield Bond Fund                              0.96%
          UA Ultra Short Bond Fund                             0.76%

  This fee limitation is in place as of the date of this prospectus but may be revised or discontinued at any time.


2 Other Expenses for the Funds are based on estimated amounts for the current fiscal year.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES


These Examples are intended to help you compare the cost of investing in UA Fixed Income Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.


The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                                1 YEAR           3 YEARS
                                                ------           -------
UA GOVERNMENT MORTGAGE FUND                        $93              $290
UA HIGH YIELD BOND FUND                            $98              $306
UA ULTRA SHORT BOND FUND                           $78              $243

 UA MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                                  High current income consistent
                                                 with stability of principal
                                                 while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY                    Investing in a portfolio of
                                                 high quality short-term debt
                                                 securities designed to allow
                                                 the Fund to maintain a stable
                                                 net asset value of $1.00 per
                                                 share

PRINCIPAL RISKS                                  Interest rate risk, credit
                                                 risk, counterparty risk

PRINCIPAL INVESTMENT STRATEGIES

The UA Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.


The Fund invests in a variety of high quality, short-term, U.S. dollar-denominated money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a sovereign debt rating in the highest short-term rating category by at least two nationally recognized statistical rating organizations (NRSROs) or, if only one NRSRO has rated such debt, then by that NRSRO (or, if unrated, determined by the Adviser to be of comparable quality).

The Fund also may invest in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government and in repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO in the two highest rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser. The Fund invests at least 95% of its total assets in securities rated in the highest rating category by one or more NRSROs or, if unrated, determined by the Adviser to be of comparable quality.


In selecting investments for the Fund, the Adviser actively buys throughout the money market curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.


Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES

See page 32 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                          UA MONEY MARKET FUND
Investment Advisory Fees(1)                        0.35%
------------------------------------- ------------------------------
Distribution
(12b-1) Fees(2)                                    0.10%
------------------------------------- ------------------------------
Other Expenses(3)                                  0.26%
------------------------------------- ------------------------------
Total Annual Fund
Operating Expenses(1)                              0.71%
------------------------------------- ------------------------------


     (1) The Adviser expects to waive a portion of its advisory fees for the Fund for the current fiscal year. After this fee waiver, the Fund's Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be 0.25% and 0.53%, respectively. This fee waiver is voluntary and may be revised or discontinued at any time.

     (2) The Fund may pay up to 0.10% in Distribution (12b-1) Fees. However, actual Distribution (12b-1) Fees are expected to be limited to no more than 0.02% during the current fiscal year. After this fee limitation the Fund's Total Annual Fund Operating Expenses are expected to be 0.63% or 0.45% if the Fund's Advisory Fee waiver is also in effect. This fee limitation is voluntary and may be revised or discontinued at any time.


     (3) Other Expenses for the Fund are based on estimated amounts for the current fiscal year.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                1 YEAR           3 YEARS
                                                ------           -------
UA MONEY MARKET FUND                            $ 73               $ 227

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES


This section provides additional information about the principal investment strategies used by the Funds and the related risks. The Funds' Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Statement of Additional Information, which is available on the Fund's website. The following chart indicates the specific types of investments in which each Fund primarily invests.

                                 Exchange   Fixed                             High Yield                Mortgage-
                        Equity    Traded    Income    Government  Repurchase Lower Rated  Asset-Backed   Backed     Foreign
                      Securities   Funds  Securities  Securities  Agreements  Securities   Securities  Securities  Securities
--------------------- ----------- ------- ---------- -----------  ---------- ------------ ------------ ----------- ----------
UA EMERGING MARKETS        X         X        X           X                       X           X            X           X
FUND
--------------------- ----------- ------- ---------- -----------  ---------- ------------ ------------ ----------- ----------
UA INTERNATIONAL
EQUITY FUND                X         X                                                                                 X
--------------------- ----------- ------- ---------- -----------  ---------- ------------ ------------ ----------- ----------
UA LARGE CAP
VALUE FUND                 X         X
--------------------- ----------- ------- ---------- -----------  ---------- ------------ ------------ ----------- ----------
UA REAL ESTATE
FUND                       X         X
--------------------- ----------- ------- ---------- -----------  ---------- ------------ ------------ ----------- ----------
UA SMALL CAP GROWTH
FUND                       X         X
--------------------- ----------- ------- ---------- -----------  ---------- ------------ ------------ ----------- ----------
UA MID CAP VALUE FUND      X         X
--------------------- ----------- ------- ---------- -----------  ---------- ------------ ------------ ----------- ----------
UA GOVERNMENT
MORTGAGE FUND                        X        X          X                                      X           X
--------------------- ----------- ------- ---------- -----------  ---------- ------------ ------------ ----------- ----------
UA HIGH YIELD BOND
FUND                                 X        X                                   X             X           X
--------------------- ----------- ------- ---------- -----------  ---------- ------------ ------------ ----------- ----------
UA ULTRA SHORT BOND
FUND                                 X        X          X                                      X           X
--------------------- ----------- ------- ---------- -----------  ---------- ------------ ------------ ----------- ----------
UA MONEY MARKET FUND                          X          X             X
--------------------- ----------- ------- ---------- -----------  ---------- ------------ ------------ ----------- ----------

EQUITY SECURITIES
Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

EXCHANGE-TRADED FUNDS
Each Fund (except the UA Money Market Fund) may invest in various types of exchange-traded funds ("ETFs"). ETFs own stocks included in a particular index and changes in the market price of ETFs (before deducting the ETFs' expenses) are generally expected to track the movement of the associated index relatively closely. However, the price movement of ETFs may not perfectly parallel the price action of the associated indices. To the extent a Fund invests in ETFs, shareholders of the Fund may be subject to duplicative management fees. ETFs include iSharesSM, Standard & Poor's Depositary ReceiptsTM ("SPDRs"), S&P Sector SPDRs, DIAMONDS, and other security baskets. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values ("NAVs") of their underlying indices and supply and demand of iShares on the American Stock Exchange ("AMEX"). However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the American Stock Exchange ("AMEX") necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy. SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index. S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average. The Investment Company Act of 1940, as amended ("1940 Act"), limits investments by registered investment companies in the securities of other investment companies. However, a Fund may invest in ETFs in excess of these limits in accordance with Securities and Exchange Commission ("SEC") exemptive relief granted to such ETFs.

FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES
As part of their principal investment strategies each of the UA Government Mortgage Fund, UA Ultra Short Bond Fund and UA Money Market Fund may invest in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

REPURCHASE AGREEMENTS
Under a repurchase agreement a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:
o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.
o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.
o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.
o Investment in securities already in default poses an additional risk of loss should non-payment of principal and interest continue. Even if such securities are held to maturity, recovery of the initial investment and any anticipated income on appreciation is uncertain.
         In addition, expenses may be incurred in seeking recovery of defaulted payments or otherwise protecting a Fund's interests.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o A Fund may incur substantial costs in connection with conversions between various currencies.

o A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

MORE INFORMATION ABOUT FUND INVESTMENTS


The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section for each Fund are those that the Funds use under normal circumstances. Each Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See the Statement of Additional Information for more detail on the investments and strategies used by the Funds.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies (except the UA Money Market Fund), and may prevent a Fund from achieving its investment objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.


In fulfilling the 80% investment requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of a Fund's principal investment strategies. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in the Statement of Additional Information.


The UA Emerging Markets Fund and the UA International Equity Fund invest in foreign securities as part of their principal investment strategies. Each other Equity Fund may invest in foreign securities, but these Funds do not use such investments as part of their principal investment strategies. The UA High Yield Bond Fund may invest up to 25% of its total assets at the time of purchase in foreign securities, including securities of issuers in emerging markets. Such investments are not used as part of the UA High Yield Bond Fund's principal investment strategies. Securities of Canadian issuers are not subject to this 25% limitation with respect to the UA High Yield Bond Fund.

While not considered a principal investment strategy, the UA High Yield Bond Fund may from time to time purchase securities that are in default.

The Trust has obtained an order from the SEC that allows the Funds to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by the Trust. A Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.

EURODOLLAR AND YANKEE OBLIGATIONS
The UA Money Market Fund may also invest in Eurodollar and Yankee obligations, which include, but are not limited, to certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have the same risks, such as income risk and credit risk, as those of U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include the chance that a foreign government will not let U.S. dollar denominated assets leave the country, the chance that the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and the chance that adverse political or economic developments will affect investments in a foreign country. Before the Adviser selects a Eurodollar or Yankee obligation, however, any foreign issuer undergoes the same credit-quality analysis and tests of financial strength as those for the issuers of domestic securities.

PERFORMANCE INFORMATION OF COMPARABLE FUNDS

UA INTERNATIONAL EQUITY FUND


This Fund is new and has no performance history. The performance shown below is that of the Allegiant International Equity Fund. The UA International Equity Fund and the Allegiant International Equity Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The UA International Equity Fund's "Total Operating Expenses" are higher than those of Class I Shares of the Allegiant International Equity Fund. Therefore, performance for this Fund can be expected to be lower than that of the Allegiant International Equity Fund.

The performance table below illustrates the volatility of an investment in a similar fund. Of course, past performance of the Allegiant International Equity Fund does not necessarily indicate how the UA International Equity Fund will perform in the future.

THIS TABLE COMPARES THE ALLEGIANT INTERNATIONAL EQUITY FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE MSCI EAFE INDEX.

-------------------------------------------- ------------------- ---------------------- ---------------------
                                                   1 YEAR               5 YEARS           SINCE INCEPTION
-------------------------------------------- ------------------- ---------------------- ---------------------
Allegiant International Equity Fund                 ____%                 ____%                 ____%(1)
     (Class I Shares)
MSCI EAFE Index(3)(reflects no deduction
for fees, expenses or taxes)                        ____%                 ____%                 ____%(2)
-------------------------------------------- ------------------- ---------------------- ---------------------

(1)  Since August 1, 1997.
(2)  Since July 31, 1997.
(3) The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged index comprising 21 MSCI country indices, representing developed markets outside of North America.


UA LARGE CAP VALUE FUND

This Fund is new and has no performance history. The performance shown below is that of the Allegiant Large Cap Value Fund. The UA Large Cap Value Fund and the Allegiant Large Cap Value Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The UA Large Cap Value Fund's "Total Operating Expenses" are higher than those of Class I Shares of the Allegiant Large Cap Value Fund. Therefore, performance for this Fund can be expected to be lower than that of the Allegiant Large Cap Value Fund.

The performance table below illustrates the volatility of an investment in a similar fund. Of course, past performance of the Allegiant Large Cap Value Fund does not necessarily indicate how the UA Large Cap Value Fund will perform in the future.

THIS TABLE COMPARES THE ALLEGIANT LARGE CAP VALUE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE RUSSELL 1000 VALUE INDEX.




--------------------------------------- --------------- --------------------- -------------------------
                                            1 YEAR            5 YEARS                 10 YEARS
--------------------------------------- --------------- --------------------- -------------------------
Allegiant Large Cap Value Fund               ____%              ____%                   ____%
    (Class I Shares)
Russell 1000 Value Index(1)                  ____%              ____%                   ____%
(reflects no deduction for fees,
expenses or taxes)
--------------------------------------- --------------- --------------------- -------------------------

(1) The Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on market capitalization.


UA MID CAP VALUE FUND


This Fund is new and has no performance history. The performance shown below is that of the Allegiant Mid Cap Value Fund. The UA Mid Cap Value Fund and the Allegiant Mid Cap Value Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The UA Mid Cap Value Fund's "Total Operating Expenses" are higher than those of Class I Shares of the Allegiant Mid Cap Value Fund. Therefore, performance for this Fund can be expected to be lower than that of the Allegiant Mid Cap Value Fund.

The performance table below illustrates the volatility of an investment in a similar fund. Of course, past performance of the Allegiant Mid Cap Value Fund does not necessarily indicate how the UA Mid Cap Value Fund will perform in the future.

THIS TABLE COMPARES THE ALLEGIANT MID CAP VALUE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE RUSSELL MIDCAP VALUE INDEX.

----------------------------------------- ---------------- ---------------------
                                              1 YEAR          SINCE INCEPTION
----------------------------------------- ---------------- ---------------------
Allegiant Mid Cap Value Fund                   ____%              ____%(1)
    (Class I Shares)
Russell Midcap Value Index(3)                  ____%              ____%(2)
(reflects no deduction for fees,
expenses or taxes)
----------------------------------------- ---------------- ---------------------


(1)  Since July 1, 2002.
(2)  Since June 30, 2002.
(3) The Russell Midcap Value Index is an unmanaged, market-weighted total return index that tracks the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates.

UA SMALL CAP GROWTH FUND


This Fund is new and has no performance history. The performance shown below is that of the Allegiant Small Cap Growth Fund. The UA Small Cap Growth Fund and the Allegiant Small Cap Growth Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The UA Small Cap Growth Fund's "Total Operating Expenses" are higher than those of Class I Shares of the Allegiant Small Cap Growth Fund. Therefore, performance for this Fund can be expected to be lower than that of the Allegiant Small Cap Growth Fund.

The performance table below illustrates the volatility of an investment in a similar fund. Of course, past performance of the Allegiant Small Cap Growth Fund does not necessarily indicate how the UA Small Cap Growth Fund will perform in the future.

THIS TABLE COMPARES THE ALLEGIANT SMALL CAP GROWTH FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE RUSSELL 2000 GROWTH INDEX.




----------------------------------------- ---------------- ----------------------- -----------------------
                                              1 YEAR              5 YEARS             SINCE INCEPTION
----------------------------------------- ---------------- ----------------------- -----------------------
Allegiant Small Cap Growth Fund                ____%                ____%                   ____%(1)
    (Class I Shares)
Russell 2000 Growth Index(3)                   ____%                ____%                   ____%(2)
(reflects no deduction for fees,
expenses or taxes)
----------------------------------------- ---------------- ----------------------- -----------------------

(1)  Since August 1, 1997.
(2)  Since July 31, 1997.
(3) The Russell 2000 Growth Index is comprised of securities in the Russell 2000 Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.

UA GOVERNMENT MORTGAGE FUND


This Fund is new and has no performance history. The performance shown below is that of the Allegiant Government Mortgage Fund. The UA Government Mortgage Fund and the Allegiant Government Mortgage Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The UA Government Mortgage Fund's "Total Operating Expenses" are higher than those of Class I Shares of the Allegiant Government Mortgage Fund. Therefore, performance for this Fund can be expected to be lower than that of the Allegiant Government Mortgage Fund.

The performance table below illustrates the volatility of an investment in a similar fund. Of course, past performance of the Allegiant Government Mortgage Fund does not necessarily indicate how the UA Government Mortgage Fund will perform in the future.

THIS TABLE COMPARES THE ALLEGIANT GOVERNMENT MORTGAGE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX.

--------------------------------------------------- ------------------- ------------------- ------------------
                                                          1 YEAR             5 YEARS            10 YEARS
--------------------------------------------------- ------------------- ------------------- ------------------
Allegiant Government Mortgage Fund                         ____%               ____%              ____%
    (Class I Shares)
Lehman Mortgage-Backed Securities Index(1)                 ____%               ____%              ____%
(reflects no deduction for fees, expenses or
taxes)
--------------------------------------------------- ------------------- ------------------- ------------------

(1) The Lehman Mortgage-Backed Securities Index is a widely-recognized index of mortgage-backed securities issued by GNMA, Freddie Mac, and Fannie Mae. All securities in the index are rated AAA, with maturities of at least one year.


UA ULTRA SHORT BOND FUND


This Fund is new and has no performance history. The performance shown below is that of the Allegiant Ultra Short Bond Fund. The UA Ultra Short Bond Fund and the Allegiant Ultra Short Bond Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The UA Ultra Short Bond Fund's "Total Operating Expenses" are higher than those of Class I Shares of the Allegiant Ultra Short Bond Fund. Therefore, performance for this Fund can be expected to be lower than that of the Allegiant Ultra Short Bond Fund.

The performance table below illustrates the volatility of an investment in a similar fund. Of course, past performance of the Allegiant Ultra Short Bond Fund does not necessarily indicate how the UA Ultra Short Bond Fund will perform in the future.

THIS TABLE COMPARES THE ALLEGIANT ULTRA SHORT BOND FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX AND THE MERRILL LYNCH 1 YEAR U.S. TREASURY INDEX.

--------------------------------------------------- ------------------- -------------------
                                                          1 YEAR         SINCE INCEPTION
--------------------------------------------------- ------------------- -------------------
Allegiant Ultra Short Bond Fund                            ____%              ____%(1)
    (Class I Shares)
Merrill Lynch 1-3 year U.S. Corporate/Government
Index(3) (reflects no deduction for fees, expenses
or taxes)                                                  ____%              ____%(2)
Merrill Lynch 1 Year U.S. Treasury Index4,5
(reflects no deduction for fees, expenses or taxes)        ____%              ____%
--------------------------------------------------- ------------------- -------------------

(1)  Since December 2, 2002
(2)  Since November 30, 2002
(3) The Merrill Lynch 1-3 year U.S. Corporate/Government Index is a market capitalization weighted index including U.S. Treasury and Agency bonds and U.S. fixed coupon investment grade corporate bonds (U.S. domestic and Yankee/global bonds). U.S. Treasury bonds must have at least $1 billion face value outstanding and agency and corporate bonds must have at least $150 million face value outstanding to be included in the index. Both total return and price returns are calculated daily. Prices are taken as of approximately 3 p.m. Eastern Time. Quality range is BBB3-AAA based on composite Moody and S&P ratings. Maturities for all bonds are greater than or equal to one year and less than three years. Floaters, Equipment Trust Certificates, and Title 11 securities are excluded.

(4) The Merrill Lynch 1 Year U.S. Treasury Index, a market capitalization weighted index including U.S. Treasuries, is an unmanaged index not available for direct investment.
(5) On November 19, 2004, the Allegiant Ultra Short Bond Fund's benchmark was changed to the Merrill Lynch 1 Year U.S. Treasury Index. The Adviser feels that this index more appropriately reflects the type and duration of securities held in the portfolio and provides the best comparative performance information


UA MONEY MARKET FUND


This Fund is new and has no performance history. The performance shown below is that of the Allegiant Money Market Fund. The UA Money Market Fund and the Allegiant Money Market Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The UA Money Market Fund's "Total Operating Expenses" are higher than those of Class I Shares of the Allegiant Money Market Fund. Therefore, performance for this Fund can be expected to be lower than that of the Allegiant Money Market Fund.

The performance table below illustrates the volatility of an investment in a similar fund. Of course, past performance of the Allegiant Money Market Fund does not necessarily indicate how the UA Money Market Fund will perform in the future.

THIS TABLE SHOWS THE ALLEGIANT MONEY MARKET FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004.



------------------------------------------ ----------------- ------------------- ------------------
                                                1 YEAR            5 YEARS            10 YEARS
------------------------------------------ ----------------- ------------------- ------------------
Allegiant Money Market Fund                      ___%               ___%               ___%
    (Class I Shares)
------------------------------------------ ----------------- ------------------- ------------------



INVESTMENT ADVISER AND INVESTMENT TEAMS


Allegiant Asset Management Company, with its principal offices at 200 Public Square, 5th Floor, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2005, the Adviser had approximately $26 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

The Board of Trustees of the Trust supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees the Adviser is entitled to receive for each Fund, as a percentage of average net assets:


--------------------------------------- ---------------------------------------------------- ----------------
FUND NAME                               MANAGEMENT TEAM                                      ADVISORY FEE
--------------------------------------- ---------------------------------------------------- ----------------
UA Emerging Markets Fund                International Equity Investment Management Team           1.15%
--------------------------------------- ---------------------------------------------------- ----------------
UA International Equity Fund            International Equity Investment Management Team           1.15%
--------------------------------------- ---------------------------------------------------- ----------------
UA Large Cap Value Fund                 Value Equity Investment Management Team                   0.75%
--------------------------------------- ---------------------------------------------------- ----------------
UA Mid Cap Value Fund                   Mid-Value Equity Investment Management Team               1.00%
--------------------------------------- ---------------------------------------------------- ----------------
UA Real Estate Fund                     Value Equity Investment Management Team                   0.75%
--------------------------------------- ---------------------------------------------------- ----------------
UA Small Cap Growth Fund                Structured Equity Investment Management Team              1.00%
--------------------------------------- ---------------------------------------------------- ----------------
UA Government Mortgage Fund             Taxable Fixed Income Management Team                      0.55%
--------------------------------------- ---------------------------------------------------- ----------------
UA High Yield Bond Fund                 Taxable Fixed Income Management Team                      0.60%
--------------------------------------- ---------------------------------------------------- ----------------
UA Ultra Short Bond Fund                Taxable Fixed Income Management Team                      0.40%
--------------------------------------- ---------------------------------------------------- ----------------
UA Money Market Fund                    Taxable Money Market Management Team                      0.35%
--------------------------------------- ---------------------------------------------------- ----------------




-------------------------------------------------------------------------------------------------------------------
Name                                   Business experience
-------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INVESTMENT MANAGEMENT TEAM
-------------------------------------------------------------------------------------------------------------------
Martin Schulz                          Responsible for day-to-day management of the style.
Director of International Equity
Investment                             Mr. Schulz has been with the Adviser for eight years.
Years with the Adviser: 8
Industry experience:  11 years


-------------------------------------- ----------------------------------------------------------------------------


                                       44


-------------------------------------------------------------------------------------------------------------------
MID-VALUE EQUITY INVESTMENT MANAGEMENT TEAM
-------------------------------------------------------------------------------------------------------------------
Michael E. Santelli, CFA, CPA          Mr. Santelli is responsible for management of the Allegiant Mid Cap Value
Senior Director for Value Equity       Fund.
Investment
Years with the Adviser:  10            Mr. Santelli joined the Adviser in 1995.
Industry experience:  15 years

-------------------------------------- ----------------------------------------------------------------------------
Alex L. Vallecillo, CFA                Mr. Vallecillo is responsible for management of the Allegiant Mid Cap
Senior Portfolio Manager               Value Fund.
Years with the Adviser:  9
Industry experience:  10 years         Mr. Vallecillo joined the Adviser in 1996.

-------------------------------------------------------------------------------------------------------------------
VALUE EQUITY INVESTMENT MANAGEMENT TEAM
-------------------------------------------------------------------------------------------------------------------
Michael J. Chren, CFA                  Leadership responsibility for the Allegiant Large Cap Value Fund.
Senior Director for Value Investment
Years with the Adviser: 2              Most recently worked with INVESCO Capital Management where he served as
Industry experience:  20 years         Partner/Senior Portfolio Manager.  Prior to that, he served as Senior
                                       Portfolio Manager with DePrince, Race and Zollo.

-------------------------------------- ----------------------------------------------------------------------------
Edward A. Johnson                      Day-to-day analysis of current and potential equity investments.
Equity Analyst
Years with the Adviser: 2              Prior to joining the Adviser, Mr. Johnson was a founding member of Volaris
Industry experience:  8 years          Advisors, a derivatives advisory firm in New York specializing in risk and volatility management, which was acquired by Credit Suisse First Boston.

-------------------------------------------------------------------------------------------------------------------
STRUCTURED EQUITY INVESTMENT MANAGEMENT TEAM
-------------------------------------------------------------------------------------------------------------------
Hitesh Patel, PhD                      Mr. Patel has overall responsibility for quantitative research and
Director of Structured Equity          portfolio management.
Strategies
Years with the Adviser:  less than 1   Prior to joining the Adviser in April 2005, Mr. Patel served as Director
Industry Experience: 10 years          of Quantitative Research at Harris Investment Management, Inc.

-------------------------------------- ----------------------------------------------------------------------------
Paul Kleinaitis, CFA                   Mr. Kleinaitis is responsible for portfolio management and investment
Senior Portfolio Manager               research.
Years with the Adviser:  less than 1
Industry Experience: 18 years          Prior to joining the Adviser in April 2005, Mr. Kleinaitis was a portfolio manager for Harris Investment Management, Inc.

-------------------------------------- ----------------------------------------------------------------------------
Rob Roquitte, CFA                      Mr. Roquitte is responsible for portfolio management.
Senior Portfolio Manager
Years with Adviser:  less than 1       Prior to joining the Adviser in April 2005, Mr. Roquitte was a portfolio
Industry Experience: 17 years          manager for Harris Investment Management, Inc.

-------------------------------------- ----------------------------------------------------------------------------
Steven Greiner, PhD                    Mr. Greiner is responsible for quantitative research and portfolio
Senior Quantitative Strategist         modeling.
Years with Adviser:  less than 1
Industry Experience: 25 years          Prior to joining the Adviser in April 2005, Mr. Greiner served as senior quantitative strategist at Harris Investment Management, Inc. since 2003.
                                       Prior to that, he served as Director of Quantitative Research with Clover
                                       Capital Management.

-------------------------------------- ----------------------------------------------------------------------------
Chen Chen                              Ms. Chen is responsible for quantitative research, index strategy
Senior Quantitative Analyst            research, and structured equity research.
Years with the Adviser:  less than 1
Industry Experience: less than 1 year  Prior to joining the Adviser in July 2005, Ms. Chen was a full time student at the university of Illinois at Chicago pursuing a doctorate in
                                       Business Statistics.  It is anticipated that Ms. Chen will earn her doctorate in September 2005.  Ms. Chen earned a Masters Degree from Fudan
                                       University in July 2001.

                                       45


------------------------------------------------------------------------------------------------------------------
TAXABLE FIXED INCOME MANAGEMENT TEAM
-------------------------------------------------------------------------------------------------------------------
Andrew Harding                         Mr. Harding has primary responsibility for taxable fixed income strategy
Senior Director for Taxable Fixed      and performance at the Adviser.
Income Investments
Years with the Adviser: 5              Prior to joining the Adviser in 2000, Mr. Harding was a portfolio manager
Industry experience:  25 years         with McDonald Investments.

-------------------------------------- ----------------------------------------------------------------------------
Cynthia D. Cole                        Ms. Cole is primarily responsible for analyzing and recommending corporate
Director of Corporate Bond Investment  sector investments.
Years with the Adviser: 6
Industry experience:  20 years         Ms. Cole has been with the Adviser since 1999.

-------------------------------------- ----------------------------------------------------------------------------
Timothy Compan, Jr., CFA               Mr. Compan has responsibility for corporate bond portfolio management and
Corporate Bond Specialist              trading.
Years with the Adviser: 2
Industry experience:  5 years          Prior to joining the Adviser in 2003, Mr. Compan was a corporate bond trader for Goldman Sachs Asset Management.

-------------------------------------- ----------------------------------------------------------------------------
Matthew Downing                        Mr. Downing has responsibility for fixed income security and portfolio
Fixed Income Analyst                   research.
Years with the Adviser: 4
Industry experience:  5 years          Prior to joining the Adviser in 2001, Mr. Downing was a consultant with
                                       FutureNext Consulting.

-------------------------------------- ----------------------------------------------------------------------------
Mark Lozina, CFA                       Mr. Lozina has day-to-day responsibility for fixed income security and
Fixed Income Analyst                   portfolio research.
Years with the Adviser: 3
Industry experience:  10 years         Prior to joining the Adviser in 2002, Mr. Lozina was with National City
                                       Corporation's Equity Sponsor Group.

-------------------------------------- ----------------------------------------------------------------------------

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds are described in the Statement of Additional Information.


PURCHASING, SELLING AND EXCHANGING FUND SHARES

CLASS 1 SHARES HAVE NO SALES CHARGE, 12B-1 FEES UP TO 0.10% OF NET ASSETS, NO MINIMUM INITIAL INVESTMENT AND ARE ONLY AVAILABLE THROUGH SELECT PLANS OF THE UNITED ASSOCIATION OF JOURNEYMEN AND APPRENTICES OF THE PLUMBING, PIPE FITTING, SPRINKLER FITTING INDUSTRY OF THE UNITED STATES AND CANADA.

If you are a shareholder who obtained Class 1 shares through a defined benefit plan, you should contact the plan administrator for information about how to purchase, sell or exchange shares. The Funds may accept or reject any purchase order.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a "Business Day").

The Trust may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the Transfer Agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.

With respect to the UA Money Market Fund, to be eligible to receive dividends declared on the day you submit your purchase order, the Fund generally must receive your order and immediately available Funds before 3:30 p.m. Eastern time that day.

The Adviser will monitor each Fund's asset size and, subject to approval by the Trust's Board of Trustees, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS


Allegiant's Board of Trustees has imposed limits on purchases, exchanges and redemptions to prevent excessive short-term trading by shareholders. These restrictions apply uniformly. Under the Funds' procedures, a Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.


Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than six "round trip" transactions - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during any 12-month period. If multiple "round trip" transactions occur in an account, there must be at least 60 calendar days between the initiation of each transaction.

Shareholders who violate this policy will be notified of violations of the Trust's market timing policies. If a shareholder continues market timing activities after being cited for market timing violations, the account will be closed to new purchases or exchanges of Fund shares.

If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to:

o    Reject a purchase or exchange
o Delay payment of immediate cash redemption proceeds for up to seven calendar days
o Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")
o    Limit the amount of any exchange

The Trust reserves the right to revise or terminate the exchange privilege at any time, for any reason.

You will be provided 60 days' notice before any material change to the exchange privilege is made.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, a Fund generally values its investment portfolio at market price. Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost.

The UA Money Market Fund generally values its investment portfolio using the amortized cost method, which is described in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds.

If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. A Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.

Investments by any Fund in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

The Statement of Additional Information contains more detailed information concerning how the Funds value their investments.


SALES CHARGES

There are no sales charges on the purchase of Class 1 Shares.

HOW TO SELL YOUR FUND SHARES

Shareholders may sell shares by following the procedures established when they opened their account or accounts.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your redemption request in good order. Good order means that your request includes complete information.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Trust may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)  the NYSE is closed for other than customary weekend and holiday closings;

(c)  the SEC has by order permitted such suspension; or

(d) an emergency exists, as determined by the SEC, as a result of which: (i) disposal by the Trust of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Trust to determine the fair market value of its net assets.

INFORMATION ABOUT EXCHANGING YOUR SHARES

You may exchange your Class 1 Shares of a UA Series Fund for Class 1 Shares of any other UA Series Fund on any Business Day.

Contact your plan administrator with your account name, number, and amount of exchange into a new or existing fund (minimum amount is $500).


When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.


CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require the Trust to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Trust. To the extent permitted by applicable law, the Trust reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES


Each Fund has adopted a distribution plan with respect to Class 1 Shares, pursuant to Rule 12b-1 under the 1940 Act that allows each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.


Distribution fees for Class 1 Shares, after fee waivers, as a percentage of average daily net assets, are expected to be limited to no more than 0.02% with respect to each Fund. Absent fee waivers, each Fund is permitted to pay up to 0.10% for distribution fees on Class 1 Shares.

DIVIDENDS AND TAXES

The following Funds distribute income at least annually:
         UA Emerging Markets Fund
         UA International Equity Fund
         UA Mid Cap Value Fund
         UA Real Estate Fund
         UA Small Cap Growth Fund

The following Funds distribute income quarterly:
         UA Large Cap Value Fund

The following Funds distribute income monthly:
         UA Government Mortgage Fund
         UA High Yield Bond Fund
         UA Ultra Short Bond Fund
         UA Money Market Fund

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend and/or capital gain distribution.

You will receive income dividends and capital gains distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options by notifying the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice.

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Certain other distributions paid by the Funds to individual shareholders may also be taxable to you as long-term capital gain, subject to certain requirements. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. However, if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. The amount of a Fund's distributions that are qualifying dividends may be reduced as a result of a Fund's securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by a Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend. In general, long-term capital gains and dividends are taxed at a maximum rate of 15%. Fund distributions attributable to short-term capital gains and ordinary income will generally be taxable as ordinary income. However, if a Fund's distributions exceed its net income and gain - as may be the case for the UA Real Estate Fund because REIT distributions often include a non-taxable return of capital - that excess will generally result in a non-taxable return of capital to you. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In selecting portfolio securities to be sold, the Funds generally use tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund or an in-kind redemption, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in a tax-qualified retirement plan will not be currently taxable.

It is expected that the UA Emerging Markets Fund and the UA International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. These Funds may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.


A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2005, the withholding rate is 28%.


The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


SUNSET OF TAX PROVISIONS

Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of these provisions in the Code for taxable years beginning after December 31, 2008.


STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisers regarding the tax status of distributions in their states and localities.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

No financial highlights are presented for the Funds because the Funds had not commenced operations prior to the date of this prospectus.

INVESTMENT ADVISER
Allegiant Asset Management Company
200 Public Square, 5th Floor
Cleveland, Ohio 44114


DISTRIBUTOR
Professional Funds Distributor, LLC
760 Moore Road
King of Prussia, PA 19406

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

                             NOT PART OF PROSPECTUS
                         ALLEGIANT FUNDS PRIVACY NOTICE

         The basis of each customer relationship at Allegiant Funds is built on trust. You have chosen to do business with Allegiant Funds, and we guard that relationship with great care, beginning with the information you have chosen to share with us.

         Allegiant Funds is dedicated to protecting the privacy of your nonpublic personal information. We maintain information about you in order to provide you with the most effective and convenient access to our broad range of financial products and services. We want you to understand what information we collect, and how we use and protect it.

         WHAT INFORMATION WE COLLECT

         "Nonpublic personal information" is information about you that we obtain in connection with providing our financial products or services. Such information includes for example, name, address, age, and account balance.

         We may collect nonpublic personal information about you from the following sources:

     o Information that you provide to us, such as on applications or other forms, or

     o    Information about your transactions with us

         OUR SECURITY PROCEDURES

         To maintain security of customer information, we restrict access to your personal and account information to persons who need to know that information to provide you products or services. We maintain physical, electronic and procedural safeguards to guard information.

         WHAT INFORMATION WE DISCLOSE

         Allegiant Funds does not disclose nonpublic personal information about you to any third party companies, except as permitted by federal law. The confidentiality of your nonpublic personal information will continue to be maintained consistent with this privacy notice even if you decide to close your account(s), your account becomes inactive, or you otherwise cease to do business with us.

         Allegiant Funds works with third parties to bring you financial services. We disclose information about you as necessary to fulfill these third party service agreements. For example, we may disclose information about you to third parties that assist us in servicing or maintaining your mutual fund account, or other business relationship, such as printing checks or providing periodic account statements. We may also disclose information about you to governmental entities, such as sending annual income statements to the IRS.

                             NOT PART OF PROSPECTUS


         We may disclose all of the information we collect, as described above, to third parties that perform marketing services on our behalf or to other financial institutions, such as National City and its affiliates, with whom we have joint marketing agreements in order to make a variety of financial services available to you. These third parties must agree to strict confidentiality provisions to assure the protection of your information. Because we already limit the sharing of your nonpublic personal information as outlined above, no action is necessary on your part to ensure this result.

         ALLEGIANT FUNDS' PLEDGE TO YOU

         We believe that your privacy should never be compromised. At the same time, we want to offer you the array of financial products and services you need to accomplish your financial goals. We believe we can do both by adhering to the provisions of this privacy notice.



BOARD OF TRUSTEES
ROBERT D. NEARY                                         ROBERT J. FARLING
CHAIRMAN                                                Retired Chairman, President and Chief
Retired Co-Chairman, Ernst & Young                          Executive Officer, Centerior Energy
Director:
Commercial Metals Company
Strategic Distribution, Inc.
                                                        RICHARD W. FURST
HERBERT R. MARTENS, JR.                                 Garvice D. Kincaid Professor of Finance and Dean
PRESIDENT                                                   Emeritus, Gatton College of Business and
Executive Vice President,                                   Economics, University of Kentucky
   National City Corporation
President and Chief Executive Officer
   National City Bank, Florida                          GERALD L. GHERLEIN
Chairman, NatCity Investments, Inc.                        Retired Executive Vice President and
                                                           General Counsel, Eaton Corporation

JOHN G. BREEN                                           DALE C. LAPORTE
Retired Chairman and Chief Executive Officer,           Partner, Calfee, Halter & Griswold LLP
    The Sherwin Williams Co.
Director:                                               KATHLEEN A. OBERT
   Goodyear Tire & Rubber Co.                           Chairman and Chief Executive Officer,
   The Stanley Works                                       Edward Howard & Co.

JOHN F. DURKOTT                                         J. WILLIAM PULLEN
President and Chief Executive Officer,                  Retired President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.                  Whayne Supply Company




The Allegiant Funds Trustees also serve as Trustees of Allegiant Advantage Fund.

More information about the Funds is available without charge through the following:


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about the UA Series Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance during the Funds' last fiscal year. The reports also contain detailed financial information about the Funds and are available, free of charge, on the Funds' website.


TO OBTAIN MORE INFORMATION:

By Telephone:
Call 1-866-348-6466 or
Contact your plan administrator

By Mail:
P.O. Box 8532
Boston, MA 02266-8532

FROM THE SEC:


You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the UA Series Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to:


Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102





Allegiant Funds' Investment Company Act registration number is 811-4416

                                 UA SERIES FUNDS
                                   PROSPECTUS
                                 CLASS 2 SHARES


                                 OCTOBER 1, 2005





                                  EQUITY FUNDS
                            UA EMERGING MARKETS FUND
                          UA INTERNATIONAL EQUITY FUND
                             UA LARGE CAP VALUE FUND
                              UA MID CAP VALUE FUND
                               UA REAL ESTATE FUND
                            UA SMALL CAP GROWTH FUND

                               FIXED INCOME FUNDS
                           UA GOVERNMENT MORTGAGE FUND
                             UA HIGH YIELD BOND FUND
                            UA ULTRA SHORT BOND FUND

                                MONEY MARKET FUND
                              UA MONEY MARKET FUND





                                  [UNION LOGO]







     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               INVESTMENT ADVISER
                                 ALLEGIANT ASSET
                               MANAGEMENT COMPANY


                              ABOUT THIS PROSPECTUS


This prospectus gives you important information that you should know about the Class 2 Shares of the UA Series of Allegiant Funds (the "Trust") before investing. The UA Series consists of 10 separate investment portfolios ("Funds"). The Funds have individual investment goals and strategies. To obtain more information on the Funds, call 1-866-34 UNION (348-6466). Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:


UA EMERGING MARKETS FUND..............................................2

UA INTERNATIONAL EQUITY FUND..........................................5

UA LARGE CAP VALUE FUND...............................................8

UA MID CAP VALUE FUND................................................10

UA REAL ESTATE FUND..................................................12

UA SMALL CAP GROWTH FUND.............................................15

UA GOVERNMENT MORTGAGE FUND..........................................19

UA HIGH YIELD BOND FUND..............................................22

UA ULTRA SHORT BOND FUND.............................................25

UA MONEY MARKET FUND.................................................30

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES...............33

MORE INFORMATION ABOUT FUND INVESTMENTS..............................37

INVESTOR PROFILES....................................................39

INVESTMENT ADVISER AND INVESTMENT TEAMS..............................45

PURCHASING, SELLING AND EXCHANGING FUND SHARES.......................47

DIVIDENDS AND TAXES..................................................56

FINANCIAL HIGHLIGHTS.................................................59

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.


Each Fund has its own investment goal and strategies for reaching that goal. Allegiant Asset Management Company ("Adviser") manages the investments of each Fund. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.


Each Fund's performance is compared to the performance of one or more benchmark indices, however, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments. Although the Money Market Fund seeks to maintain a constant price per share of $1.00, there is no guarantee that it will achieve this goal and it is possible that you may lose money by investing in the Fund.


The Adviser evaluates the risks and rewards presented by all securities purchased by a Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate. An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

UA EMERGING MARKETS FUND

FUND SUMMARY

INVESTMENT GOAL                     Long term capital appreciation

PRINCIPAL INVESTMENT STRATEGY       Investing in common stocks of companies
                                    located in emerging market countries

PRINCIPAL RISKS                     Market risk, foreign risk, emerging
                                    markets risk, country risk, credit risk, active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The UA Emerging Markets Fund's investment objective is long-term capital appreciation. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in equity securities, primarily common stocks, of companies located in emerging market countries. The Fund may also invest up to 20% of its total assets in debt securities of issuers located in emerging market countries. The Fund may invest in all types of debt securities, including those rated below investment grade. However, the Fund will only invest in debt securities that are rated C or better at the time of purchase by Standard & Poor's Ratings Group or the equivalent by another ratings agency, or unrated securities determined by the Adviser to be of equivalent quality. The Adviser considers emerging market countries to be those that are represented in the Morgan Stanley Capital International Emerging Markets Index. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities of issuers located in emerging market countries and other investments that are tied economically to emerging market countries. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.


The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness. More than 25% of the Fund's assets may be invested in securities of issuers located in the same country.


Within a particular country, the Adviser buys and sells securities using risk management software to select stocks that in the aggregate most closely match the stock characteristics and attributes by country within the MSCI EAFE Index. The Adviser may use derivative securities to implement the strategy. The Fund also utilizes an active trading approach.


The instruments that are equity securities may include common stocks, American Depositary Receipts or other US listings of foreign common stocks, and exchange traded funds, closed-end funds or stock index futures whose underlying value is derived from common stocks in foreign markets.

Futures contracts combined with investment in money market instruments and forward currency agreements are used to replicate broad market exposure in a particular index. The manager may use these instruments because they lower costs such as commissions, custody, and foreign withholding or stamp taxes. These instruments are not used for the purpose of introducing leverage in the Fund.

The Fund may use exchange traded funds or closed-end funds to gain broad exposure to markets in a more efficient manner. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the Securities and Exchange Commission and the instrument's liquidity.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that the foreign securities in which the Fund invests may underperform other segments of the equity or fixed income markets or the equity or fixed income markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

EMERGING MARKETS RISK. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.


FUND FEES AND EXPENSES

See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

UA INTERNATIONAL EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                                  Capital appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in common stocks of
                                                 issuers located in at least
                                                 three foreign countries

PRINCIPAL RISKS                                  Market risk, foreign risk,
                                                 multi-national companies risk,
                                                 country risk, active trading
                                                 risk

PRINCIPAL INVESTMENT STRATEGIES

The UA International Equity Fund's investment objective is to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of foreign issuers. The Fund invests in securities that are tied economically to a number of countries throughout the world. The Fund focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index. The MSCI EAFE Index is an unmanaged index which represents the performance of close to 1,000 equity securities of companies located in those regions. The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets. More than 10% of the Fund's assets may be invested in the equity securities of issuers located in the same country.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.


The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index.

Within foreign markets, the Adviser buys and sells securities using risk management software to select stocks that in the aggregate most closely match the stock characteristics and attributes by country within the MSCI EAFE Index. The Adviser may use derivative securities to implement the strategy. The Adviser also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund's investments in equity securities may include common stocks, American Depositary Receipts or other US listings of foreign common stocks, and exchange traded funds, closed-end funds or stock index futures whose underlying value is derived from common stocks in foreign markets.

Futures contracts combined with investment in money market instruments and forward currency agreements are used to replicate broad market exposure in a particular index. The manager may use these instruments because they lower costs such as commissions, custody, and foreign withholding or stamp taxes. These instruments are not used for the purpose of introducing leverage in the Fund.

The Fund may use exchange traded funds or closed-end funds to gain broad exposure to markets in a more efficient manner. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the Securities and Exchange Commission and the instrument's liquidity.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the Morgan Stanley Capital International Emerging Markets Index or the United Nations classifies as emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.


FUND FEES AND EXPENSES

See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

UA LARGE CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                                  Capital appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in value-oriented
                                                 common stocks of large cap
                                                 companies

PRINCIPAL RISK                                   Market risk

PRINCIPAL INVESTMENT STRATEGIES

The UA Large Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded large capitalization equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.


In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities that offer attractive value and improving dynamics. The Adviser generally seeks to invest in securities that trade at a significant discount to their intrinsic value and companies for which one or more identifiable, material positive change agents increase the probability of their outperformance. The Adviser generally sells a security when its price approaches intrinsic value, if it fails to perform as expected, or when continuing to hold it may violate portfolio risk constraints.


The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization at the time of purchase of $3 billion or more. The Fund notes that capitalizations of $3 billion to approximately $10 billion are considered to be in the "mid cap" range by some industry sources.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES

See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

UA MID CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                                  Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in value-oriented
                                                 common stocks of small cap and
                                                 mid cap companies

PRINCIPAL RISK                                   Market risk

PRINCIPAL INVESTMENT STRATEGIES

The UA Mid Cap Value Fund's investment objective is to provide long-term capital appreciation. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies that are considered to have mid cap stock market capitalizations. Companies meeting this criteria are ones that have a market capitalization between $1 billion and $15 billion at the time the Fund purchases the company's securities. The Fund notes that capitalizations of greater than approximately $8 billion are considered to be in the "large cap" range by some industry sources.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies trading at a discount to intrinsic value; traditionally these companies have price-to-sales, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer no longer meets the market capitalization criteria stated above, so long as the security otherwise continues to meet investment criteria.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.


FUND FEES AND EXPENSES

See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

UA REAL ESTATE FUND

FUND SUMMARY

INVESTMENT GOAL                                  Current income and capital
                                                 appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in equity securities,
                                                 primarily common stocks, of
                                                 companies engaged in the real
                                                 estate industry

PRINCIPAL RISKS                                  Market risk, real estate
                                                 industry risk, REITs risk,
                                                 active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The UA Real Estate Fund's investment objective is current income and capital appreciation. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in equity securities, primarily common stocks, of U.S. companies engaged in the real estate industry, including real estate investment trusts ("REITs"). Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities of companies principally engaged in the real estate business. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. In addition to REITs, the Fund may invest in companies such as real estate brokerage firms, home builders or real estate developers, companies with substantial real estate holdings, and other companies with significant involvement in the real estate industry or related businesses.


REITs pool investors' funds for investment primarily in real estate or related loans. REITs are usually classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest directly in real estate and derive most of their income from rental, lease and property management payments, although they can also realize capital gains by selling real estate that has appreciated in value. Mortgage REITs make loans to commercial real estate developers, or purchase residential or commercial mortgage loans and derive most of their income from interest payments on the loans. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

The Adviser takes a long-term approach to managing the Fund. In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Adviser will consider selling a security when there is a deterioration of fundamentals leading to a deceleration in earnings growth. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that common stocks of REITs and other real estate industry companies may underperform other segments of the equity markets or the equity markets as a whole.

REAL ESTATE INDUSTRY RISK. Although the Fund will not invest in real estate directly, it may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include declines in the value of real estate, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws, changes in neighborhood values, and changes in interest rates. These risks may be more significant to the extent that the Fund's investments are concentrated in a particular geographic region.

REITS RISK. REITs are also subject to the risks associated with direct ownership of real estate. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the slope of the yield curve, changes in interest rates or availability of financing. REITs are dependent upon management skills, may not be diversified and are subject to heavy cash flow dependency and defaults of borrowers. In addition, because REITs pay dividends to their shareholders based upon available funds from operations, it is quite common for a portion of these dividends to be designated as a return of capital. Since the Fund includes dividends from REITs in its distributions to shareholders, a portion of the Fund's dividends may also be designated as a return of capital.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.


FUND FEES AND EXPENSES

See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

UA SMALL CAP GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                                  Capital appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in growth-oriented
                                                 common stocks of small cap
                                                 companies

PRINCIPAL RISKS                                  Market risk, small companies
                                                 risk, active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The UA Small Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.


The Adviser seeks to invest in small capitalization companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.


The Fund considers a small capitalization or "small cap" company to be one that has a market capitalization at the time of purchase of between $100 million and $3 billion. The Fund notes that capitalizations of $2 billion to $3 billion are considered to be in the "mid cap" range by some industry sources.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.


FUND FEES AND EXPENSES

See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

 FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                          UA EMERGING MARKETS FUND         UA INTERNATIONAL EQUITY FUND
Investment Advisory Fees                              1.15%                              1.15%
------------------------------------- --------------------------------- ------------------------------------
Distribution
(12b-1) Fees                                        0.10%                              0.10%
------------------------------------- --------------------------------- ------------------------------------
Other Expenses:
------------------------------------- --------------------------------- ------------------------------------
   Shareholder Servicing Fees(1)                    0.25%                              0.25%
------------------------------------- --------------------------------- ------------------------------------
   Other(2)                                         0.74%                              0.49%
------------------------------------- --------------------------------- ------------------------------------
Total Annual Fund
Operating Expenses(3)                               2.24%                              1.99%
------------------------------------- --------------------------------- ------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                          UA LARGE CAP VALUE FUND              UA MID CAP VALUE FUND
Investment Advisory Fees                            0.75%                              1.00%
------------------------------------- --------------------------------- ------------------------------------
Distribution
(12b-1) Fees                                        0.10%                              0.10%
------------------------------------- --------------------------------- ------------------------------------
Other Expenses:
------------------------------------- --------------------------------- ------------------------------------
   Shareholder Servicing Fees(1)                    0.25%                              0.25%
------------------------------------- --------------------------------- ------------------------------------
   Other(2)                                         0.26%                              0.26%
------------------------------------- --------------------------------- ------------------------------------
Total Annual Fund
Operating Expenses(3)                               1.36%                              1.61%
------------------------------------- --------------------------------- ------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                            UA REAL ESTATE FUND              UA SMALL CAP GROWTH FUND
Investment Advisory Fees                            0.75%                              1.00%
------------------------------------- --------------------------------- ------------------------------------
Distribution
(12b-1) Fees                                        0.10%                              0.10%
------------------------------------- --------------------------------- ------------------------------------
Other Expenses:
------------------------------------- --------------------------------- ------------------------------------
   Shareholder Servicing Fees(1)                    0.25%                              0.25%
------------------------------------- --------------------------------- ------------------------------------
   Other(2)                                         0.26%                              0.26%
------------------------------------- --------------------------------- ------------------------------------
Total Annual Fund
Operating Expenses(3)                               1.36%                              1.61%
------------------------------------- --------------------------------- ------------------------------------

(1) Certain financial institutions may provide administrative services to their customers who own Class 2 Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of such shares. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(2) Other Expenses for the Funds are based on estimated amounts for the current fiscal year.

(3) During the current fiscal year, Distribution (12b-1) Fees are expected to be limited to no more than 0.02% for each Fund. With this fee limitation, each Fund's actual Total Annual Fund Operating Expenses are expected to be:

           UA EMERGING MARKETS FUND                         2.15%
           UA INTERNATIONAL EQUITY FUND                     1.90%
           UA LARGE CAP VALUE FUND                          1.26%
           UA MID CAP VALUE FUND                            1.51%
           UA REAL ESTATE FUND                              1.26%
           UA SMALL CAP GROWTH FUND                         1.51%

  This fee limitation is in place as of the date of this prospectus but may be revised or discontinued at any time.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES


These Examples are intended to help you compare the cost of investing in the UA Equity Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.


The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                                1 YEAR           3 YEARS
                                                ------           -------
UA EMERGING MARKETS FUND                        $ 227              $ 700
UA INTERNATIONAL EQUITY FUND                    $ 202              $ 624
UA LARGE CAP VALUE FUND                         $ 138              $ 431
UA MID CAP VALUE FUND                           $ 164              $ 508
UA REAL ESTATE FUND                             $ 138              $ 431
UA SMALL CAP GROWTH FUND                        $ 164              $ 508

FIXED INCOME FUNDS


UA GOVERNMENT MORTGAGE FUND

FUND SUMMARY

INVESTMENT GOAL                                  Current income as well as
                                                 preservation of capital

PRINCIPAL INVESTMENT STRATEGY                    Investing in mortgage-related
                                                 securities issued or guaranteed
                                                 by the U.S. government

PRINCIPAL RISKS                                  Market risk, interest rate
                                                 risk, prepayment/extension
                                                 risk, credit risk, active
                                                 trading risk

PRINCIPAL INVESTMENT STRATEGIES

The UA Government Mortgage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), as well as obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund may invest the portion of its assets not subject to the 80% requirement stated above in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between three and ten years.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.


Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES

See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

UA HIGH YIELD BOND FUND

FUND SUMMARY

INVESTMENT GOAL                                  High level of current income
                                                 along with capital appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in high yield, high
                                                 risk debt securities

PRINCIPAL RISKS                                  Market risk, credit risk,
                                                 interest rate risk,
                                                 prepayment/extension risk,
                                                 active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The UA High Yield Bond Fund's investment objective is to provide a high level of current income along with capital appreciation. The investment objective may be changed without a shareholder vote.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in high yield bonds, which include debt securities of all types. The term "high yield" is generally understood to describe debt securities that are rated below investment grade. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. Debt securities rated below investment grade are commonly referred to as "junk bonds." Junk bonds are debt securities that are rated below BBB by Standard & Poor's Ratings Group or Baa by Moody's Investor Service, Inc., or are of comparable quality. The Fund may invest in all types of debt securities but will invest primarily in corporate debt securities, mortgage-backed securities and asset-backed securities of U.S. and Canadian issuers.


In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. If a security is downgraded or upgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between five and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that any or all of its fixed income market segments may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.


Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES

See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

UA ULTRA SHORT BOND FUND

FUND SUMMARY

INVESTMENT GOAL                                  High current income while
                                                 preserving capital

PRINCIPAL INVESTMENT STRATEGY                    Investing in high-quality fixed
                                                 income securities with an
                                                 average maturity of 9 to 15
                                                 months

PRINCIPAL RISKS                                  Market risk, credit risk,
                                                 interest rate risk,
                                                 prepayment/extension risk,
                                                 active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The UA Ultra Short Bond Fund's investment objective is to obtain high current income while preserving capital. The investment objective may be changed without a shareholder vote.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities, primarily U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund normally intends to maintain an average portfolio duration of 0.8 to 1.2 years. Duration measures price volatility by estimating the change in price of a debt security in response to changes in interest rates. For example, with a rise of 1% in interest rates, a bond's value may be expected to fall approximately 1% for each year of its duration. Thus, the higher the Fund's duration, the more volatile the price of its shares will be. The Adviser may adjust the Fund's average duration within the 0.8 to 1.2 year range to take advantage of expected changes in interest rates.


In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will primarily seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships, represent an attractive valuation. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, or be of comparable quality if unrated. If a security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the interests of investors to sell. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.


Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.


FUND FEES AND EXPENSES

See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                          UA GOVERNMENT MORTGAGE FUND            UA HIGH YIELD BOND FUND
Investment Advisory Fees                            0.55%                                  0.60%
------------------------------------- ------------------------------------ ------------------------------------
Distribution
(12b-1) Fees                                        0.10%                                  0.10%
------------------------------------- ------------------------------------ ------------------------------------
Other Expenses:
------------------------------------- ------------------------------------ ------------------------------------
   Shareholder Servicing Fees(1)                    0.25%                                  0.25%
------------------------------------- ------------------------------------ ------------------------------------
   Other(2)                                         0.26%                                  0.26%
------------------------------------- ------------------------------------ ------------------------------------
Total Annual Fund
Operating Expenses(3)                               1.16%                                  1.21%
------------------------------------- ------------------------------------ ------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                          UA ULTRA SHORT BOND FUND
Investment Advisory Fees                            0.40%
------------------------------------- ----------------------------------
Distribution
(12b-1) Fees                                        0.10%
------------------------------------- ----------------------------------
Other Expenses:
------------------------------------- ----------------------------------
   Shareholder Servicing Fees(1)                    0.25%
------------------------------------- ----------------------------------
   Other(2)                                         0.26%
------------------------------------- ----------------------------------
Total Annual Fund
Operating Expenses(3)                               1.01%
------------------------------------- ----------------------------------

(1) Certain financial institutions may provide administrative services to their customers who own Class 2 Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of such shares. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(2) Other Expenses for the Funds are based on estimated amounts for the current fiscal year.

(3) During the current fiscal year, Distribution (12b-1) Fees are expected to be limited to no more than 0.02% for each Fund. With this fee limitation, each Fund's actual Total Annual Fund Operating Expenses are expected to be:

          UA Government Mortgage Fund                          1.06%
          UA High Yield Bond Fund                              1.11%
          UA Ultra Short Bond Fund                             0.91%

  This fee limitation is in place as of the date of this prospectus but may be revised or discontinued at any time.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES


These Examples are intended to help you compare the cost of investing in the UA Fixed Income Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.


The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                                1 YEAR           3 YEARS
                                                ------           -------
UA GOVERNMENT MORTGAGE FUND                     $ 118              $ 368
UA HIGH YIELD BOND FUND                         $ 123              $ 384
UA ULTRA SHORT BOND FUND                        $ 103              $ 322

UA MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                                  High current income consistent
                                                 with stability of principal
                                                 while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY                    Investing in a portfolio of
                                                 high quality short-term debt
                                                 securities designed to allow
                                                 the Fund to maintain a stable
                                                 net asset value of $1.00 per
                                                 share

PRINCIPAL RISKS                                  Interest rate risk, credit
                                                 risk, counterparty risk

PRINCIPAL INVESTMENT STRATEGIES

The UA Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.


The Fund invests in a variety of high quality, short-term, U.S dollar-denominated money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a sovereign debt rating in the highest short-term rating category by at least two Nationally Recognized Statistical Rating Organizations (NRSROs) or, if only one NRSRO has rated such debt, then by that NRSRO (or, if unrated, determined by the Adviser to be of comparable quality).

The Fund also may invest in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government and in repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser. The Fund invests at least 95% of its total assets in securities rated in the highest rating category by one or more NRSROs or, if unrated, determined by the Advisor to be of comparable quality.


In selecting investments for the Fund, the Adviser actively buys throughout the money market curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.


Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES

See page 32 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                          UA MONEY MARKET FUND
Investment Advisory Fees                           0.35%
------------------------------------- ------------------------------
Distribution
(12b-1) Fees                                       0.10%
------------------------------------- ------------------------------
Other Expenses:
------------------------------------- ------------------------------
   Shareholder Servicing Fees(1)                   0.25%
------------------------------------- ------------------------------
   Other(2)                                        0.26%
------------------------------------- ------------------------------
Total Annual Fund
Operating Expenses(3)                              0.96%
------------------------------------- ------------------------------

(1) Certain financial institutions may provide administrative services to their customers who own Class 2 Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of such shares. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(2) Other Expenses for the Funds are based on estimated amounts for the current fiscal year.

(3) During the current fiscal year, Distribution (12b-1) Fees are expected to be limited to no more than 0.02%. In addition, the Adviser expects to waive a portion of its advisory fees for the Fund. After this fee limitation and waiver, the Fund's Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be 0.25% and 0.76%, respectively. This fee limitation and waiver are voluntary and may be revised or discontinued at any time.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                1 YEAR           3 YEARS
                                                ------           -------
UA MONEY MARKET FUND                            $ 98               $ 306

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. The Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Statement of Additional Information, which is available on the Fund's website. The following chart indicates the specific types of investments in which each Fund primarily invests.


                                 Exchange   Fixed                             High Yield                Mortgage-
                        Equity    Traded    Income    Government  Repurchase Lower Rated  Asset-Backed   Backed     Foreign
                      Securities   Funds  Securities  Securities  Agreements  Securities   Securities  Securities  Securities
UA EMERGING MARKETS        X         X        X           X                       X           X            X           X
FUND
--------------------- ----------- ------- ---------- -----------  ---------- ------------ ------------ ----------- ----------
UA INTERNATIONAL
EQUITY FUND                X         X                                                                                 X
--------------------- ----------- ------- ---------- -----------  ---------- ------------ ------------ ----------- ----------
UA LARGE CAP
VALUE FUND                 X         X
--------------------- ----------- ------- ---------- -----------  ---------- ------------ ------------ ----------- ----------
UA REAL ESTATE
FUND                       X         X
--------------------- ----------- ------- ---------- -----------  ---------- ------------ ------------ ----------- ----------
UA SMALL CAP GROWTH
FUND                       X         X
--------------------- ----------- ------- ---------- -----------  ---------- ------------ ------------ ----------- ----------
UA MID CAP VALUE FUND      X         X
--------------------- ----------- ------- ---------- -----------  ---------- ------------ ------------ ----------- ----------
UA GOVERNMENT
MORTGAGE FUND                        X        X          X                                      X          X
--------------------- ----------- ------- ---------- -----------  ---------- ------------ ------------ ----------- ----------
UA HIGH YIELD BOND
FUND                                 X        X                                   X             X          X
--------------------- ----------- ------- ---------- -----------  ---------- ------------ ------------ ----------- ----------
UA ULTRA SHORT BOND
FUND                                 X        X          X                                      X          X
--------------------- ----------- ------- ---------- -----------  ---------- ------------ ------------ ----------- ----------
UA MONEY MARKET FUND                          X          X             X
--------------------- ----------- ------- ---------- -----------  ---------- ------------ ------------ ----------- ----------

EQUITY SECURITIES
Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

EXCHANGE-TRADED FUNDS
Each Fund (except the UA Money Market Fund) may invest in various types of exchange-traded funds ("ETFs"). ETFs own stocks included in a particular index and changes in the market price of ETFs (before deducting the ETFs' expenses) are generally expected to track the movement of the associated index relatively closely. However, the price movement of ETFs may not perfectly parallel the price action of the associated indices. To the extent a Fund invests in ETFs, shareholders of the Fund may be subject to duplicative management fees. ETFs include iSharesSM, Standard & Poor's Depositary ReceiptsTM ("SPDRs"), S&P Sector SPDRs, DIAMONDS, and other security baskets. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values ("NAVs") of their underlying indices and supply and demand of iShares on the American Stock Exchange ("AMEX"). However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the American Stock Exchange ("AMEX") necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy. SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index. S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average. The Investment Company Act of 1940, as amended ("1940 Act"), limits investments by registered investment companies in the securities of other investment companies. However, a Fund may invest in ETFs in excess of these limits in accordance with Securities and Exchange Commission ("SEC") exemptive relief granted to such ETFs.

FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES
As part of their principal investment strategies each of the UA Government Mortgage Fund, UA Ultra Short Bond Fund and UA Money Market Fund may invest in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

REPURCHASE AGREEMENTS
Under a repurchase agreement a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.

o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

o Investment in securities already in default poses an additional risk of loss should non-payment of principal and interest continue. Even if such securities are held to maturity, recovery of the initial investment and any anticipated income on appreciation is uncertain. In addition, expenses may be incurred in seeking recovery of defaulted payments or otherwise protecting a Fund's interests.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o A Fund may incur substantial costs in connection with conversions between various currencies.

o A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.


MORE INFORMATION ABOUT FUND INVESTMENTS


The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section for each Fund are those that the Funds use under normal circumstances. Each Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See the Statement of Additional Information for more detail on the investments and strategies used by the Funds.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies (except the UA Money Market Fund), and may prevent a Fund from achieving its investment objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.


In fulfilling the 80% investment requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of a Fund's principal investment strategies. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in the Statement of Additional Information.


The UA Emerging Markets Fund and the UA International Equity Fund invest in foreign securities as part of their principal investment strategies. Each other Equity Fund may invest in foreign securities, but these Funds do not use such investments as part of their principal investment strategies. The UA High Yield Bond Fund may invest up to 25% of its total assets at the time of purchase in foreign securities, including securities of issuers in emerging markets. Such investments are not used as part of the UA High Yield Bond Fund's principal investment strategies. Securities of Canadian issuers are not subject to this 25% limitation with respect to the UA High Yield Bond Fund.

While not considered a principal investment strategy, the UA High Yield Bond Fund may from time to time purchase securities that are in default.

The Trust has obtained an order from the SEC that allows the Fund to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by the Trust. A Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.

EURODOLLAR AND YANKEE OBLIGATIONS
The UA Money Market Fund may also invest in Eurodollar and Yankee obligations, which include, but are not limited, to certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have the same risks, such as income risk and credit risk, as those of U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include the chance that a foreign government will not let U.S. dollar denominated assets leave the country, the chance that the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and the chance that adverse political or economic developments will affect investments in a foreign country. Before the Adviser selects a Eurodollar or Yankee obligation, however, any foreign issuer undergoes the same credit-quality analysis and tests of financial strength as those for the issuers of domestic securities.

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. Because they use different investment strategies, the Funds carry different levels of share price volatility. Please consult your financial adviser for help in deciding which Fund is right for you.

                                  EQUITY FUNDS
FUND                                            MAY BE APPROPRIATE FOR . . .

UA Emerging Markets Fund                        Investors seeking capital
                                                appreciation who
                                                are willing to
                                                accept the risks of
                                                investing in a fund
                                                that invests
                                                primarily in common
                                                stocks of foreign
                                                companies in
                                                emerging markets

UA International Equity Fund                    Investors seeking capital
                                                appreciation who
                                                are willing to
                                                accept the risks of
                                                investing in a fund
                                                that invests
                                                primarily in common
                                                stocks of foreign
                                                companies

UA Large Cap Value Fund                         Investors seeking capital
                                                appreciation who are
                                                willing to accept
                                                the risks of
                                                investing in a fund
                                                that invests
                                                primarily in
                                                value-oriented
                                                common stocks of
                                                large cap companies

UA Mid Cap Value Fund                           Investors seeking capital
                                                appreciation who are
                                                willing to accept
                                                the risks of
                                                investing in a fund
                                                that invests
                                                primarily in
                                                value-oriented
                                                common stocks of mid
                                                cap companies

UA Real Estate Fund

                                                Investors seeking
                                                current income and
                                                capital appreciation
                                                who are willing to
                                                accept the risks of
                                                investing in a fund
                                                that invests
                                                primarily in
                                                companies
                                                principally engaged
                                                in the real estate
                                                industry, including
                                                REITs

UA Small Cap Growth Fund                        Investors seeking
                                                capital appreciation
                                                who are willing to
                                                accept the risks of
                                                investing in a fund
                                                that invests
                                                primarily in
                                                growth-oriented
                                                common stocks of
                                                small cap companies

UA Government Mortgage Fund                     Investors seeking
                                                current income who
                                                are interested in
                                                the lower credit
                                                risk associated with
                                                a fund that invests
                                                primarily in U.S.
                                                government fixed
                                                income securities

UA High Yield Bond Fund                         Investors seeking
                                                high current
                                                income and capital
                                                appreciation who are
                                                willing to accept
                                                the risks of
                                                investing in a fund
                                                that invests
                                                primarily in junk
                                                bonds

UA Ultra Short Bond Fund                        Investors seeking
                                                high current income
                                                but who desire the
                                                relative safety of
                                                investing in a fund
                                                that invests
                                                primarily in short
                                                term investment
                                                quality debt
                                                securities

UA Money Market Fund                            Investors seeking
                                                current income and
                                                reduced risk through
                                                a widely diversified
                                                money market
                                                portfolio

PERFORMANCE INFORMATION OF COMPARABLE FUNDS

UA INTERNATIONAL EQUITY FUND


This Fund is new and has no performance history. The performance shown below is that of the Allegiant International Equity Fund. The UA International Equity Fund and the Allegiant International Equity Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The UA International Equity Fund's "Total Operating Expenses" are higher than those of Class I Shares of the Allegiant International Equity Fund. Therefore, performance for this Fund can be expected to be lower than that of the Allegiant International Equity Fund.

The performance table below illustrates volatility of an investment in a similar fund. Of course, past performance of the Allegiant International Equity Fund does not necessarily indicate how the UA International Equity Fund will perform in the future.

THIS TABLE COMPARES THE ALLEGIANT INTERNATIONAL EQUITY FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE MSCI EAFE INDEX.

--------------------------------------------------------------------------------
                                        1 YEAR        5 YEARS    SINCE INCEPTION
--------------------------------------------------------------------------------
Allegiant International Equity Fund     ____%          ____%         ____%(1)
     (Class I Shares)
MSCI EAFE Index(3)                      ____ %         ____%         ____%(2)
(reflects no deduction for
fees, expenses
or taxes)
--------------------------------------------------------------------------------


(1) Since August 1, 1997.
(2) Since July 31, 1997.
(3) The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged index comprising 21 MSCI country indices, representing developed markets outside of North America.

UA LARGE CAP VALUE FUND


This Fund is new and has no performance history. The performance shown below is that of the Allegiant Large Cap Value Fund. The UA Large Cap Value Fund and the Allegiant Large Cap Value Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The UA Large Cap Value Fund's "Total Operating Expenses" are higher than those of Class I Shares of the Allegiant Large Cap Value Fund. Therefore, performance for this Fund can be expected to be lower than that of the Allegiant Large Cap Value Fund.

The performance table below illustrates volatility of an investment in a similar fund. Of course, past performance of the Allegiant Large Cap Value Fund does not necessarily indicate how the UA Large Cap Value Fund will perform in the future.

THIS TABLE COMPARES THE ALLEGIANT LARGE CAP VALUE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE RUSSELL 1000 VALUE INDEX.

--------------------------------------- ---------------------------------------
                                            1 YEAR    5 YEARS      10 YEARS
--------------------------------------- ---------------------------------------
Allegiant Large Cap Value Fund              ____%      ____%        ____%
    (Class I Shares)
Russell 1000 Value Index(1)                 ____%      ____%        ____%
(reflects no deduction for fees,
expenses or taxes)
--------------------------------------- ---------------------------------------

(1) The Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest U.S. companies based on market capitalization.

UA MID CAP VALUE FUND


This Fund is new and has no performance history. The performance shown below is that of the Allegiant Mid Cap Value Fund. The UA Mid Cap Value Fund and the Allegiant Mid Cap Value Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The UA Mid Cap Value Fund's "Total Operating Expenses" are higher than those of Class I Shares of the Allegiant Mid Cap Value Fund. Therefore, performance for this Fund can be expected to be lower than that of the Allegiant Mid Cap Value Fund.

The performance table below illustrates volatility of an investment in a similar fund. Of course, past performance of the Allegiant Mid Cap Value Fund does not necessarily indicate how the UA Mid Cap Value Fund will perform in the future.

THIS TABLE COMPARES THE ALLEGIANT MID CAP VALUE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE RUSSELL MIDCAP VALUE INDEX.

----------------------------------------- ---------------- ---------------------
                                              1 YEAR          SINCE INCEPTION
----------------------------------------- ---------------- ---------------------
Allegiant Mid Cap Value Fund                   ____%              ____%(1)
    (Class I Shares)
Russell Midcap Value Index(3)                  ____%              ____%(2)
(reflects no deduction for fees,
expenses or taxes)
----------------------------------------- ---------------- ---------------------


(1) Since July 1, 2002.
(2) Since June 30, 2002.
(3) The Russell Midcap Value Index is an unmanaged, market-weighted total return index that tracks the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates.

UA SMALL CAP GROWTH FUND


This Fund is new and has no performance history. The performance shown below is that of the Allegiant Small Cap Growth Fund. The UA Small Cap Growth Fund and the Allegiant Small Cap Growth Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The UA Small Cap Growth Fund's "Total Operating Expenses" are higher than those of Class I Shares of the Allegiant Small Cap Growth Fund. Therefore, performance for this Fund can be expected to be lower than that of the Allegiant Small Cap Growth Fund.

The performance table below illustrates volatility of an investment in a similar fund. Of course, past performance of the Allegiant Small Cap Growth Fund does not necessarily indicate how the UA Small Cap Growth Fund will perform in the future.

THIS TABLE COMPARES THE ALLEGIANT SMALL CAP GROWTH FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE RUSSELL 2000 GROWTH INDEX.


-------------------------------------------------------------------------------
                                    1 YEAR        5 YEARS     SINCE INCEPTION
-------------------------------------------------------------------------------
Allegiant Small Cap Growth Fund      ____%         ___%          ____%(1)
    (Class I Shares)
Russell 2000 Growth Index(3)         ____%         ____%         ____%(2)
(reflects no deduction for fees,
expenses or taxes)
-------------------------------------------------------------------------------



(1) Since August 1, 1997.
(2) Since July 31, 1997.
(3) The Russell 2000 Growth Index is comprised of securities in the Russell 2000 Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.


UA GOVERNMENT MORTGAGE FUND


This Fund is new and has no performance history. The performance shown below is that of the Allegiant Government Mortgage Fund. The UA Government Mortgage Fund and the Allegiant Government Mortgage Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The UA Government Mortgage Fund's "Total Operating Expenses" are higher than those of Class I Shares of the Allegiant Government Mortgage Fund. Therefore, performance for this Fund can be expected to be lower than that of the Allegiant Government Mortgage Fund.

The performance table below illustrates volatility of an investment in a similar fund. Of course, past performance of the Allegiant Government Mortgage Fund does not necessarily indicate how the UA Government Mortgage Fund will perform in the future.

THIS TABLE COMPARES THE ALLEGIANT GOVERNMENT MORTGAGE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX.

--------------------------------------------------------------------------------
                                                 1 YEAR      5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Allegiant Government Mortgage Fund                ___%         ___%      ___%
    (Class I Shares)
Lehman Mortgage-Backed Securities Index(1)        ___%         ___%      ___%
(reflects no deduction for fees, expenses or
taxes)
--------------------------------------------------------------------------------

(1) The Lehman Mortgage-Backed Securities Index is a widely-recognized index of mortgage-backed securities issued by GNMA, Freddie Mac, and Fannie Mae. All securities in the index are rated AAA, with maturities of at least one year.

UA ULTRA SHORT BOND FUND


This Fund is new and has no performance history. The performance shown below is that of the Allegiant Ultra Short Bond Fund. The UA Ultra Short Bond Fund and the Allegiant Ultra Short Bond Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The UA Ultra Short Bond Fund's "Total Operating Expenses" are higher than those of Class I Shares of the Allegiant Ultra Short Bond Fund. Therefore, performance for this Fund can be expected to be lower than that of the Allegiant Ultra Short Bond Fund.

The performance table below illustrates volatility of an investment in a similar fund. Of course, past performance of the Allegiant Ultra Short Bond Fund does not necessarily indicate how the UA Ultra Short Bond Fund will perform in the future.

THIS TABLE COMPARES THE ALLEGIANT ULTRA SHORT BOND FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004 TO THOSE OF THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX AND THE MERRILL LYNCH 1 YEAR U.S. TREASURY INDEX.

-----------------------------------------------------------------------------
                                             1 YEAR       SINCE INCEPTION
-----------------------------------------------------------------------------
Allegiant Ultra Short Bond Fund              1.76%            2.12%(1)
    (Class I Shares)
Merrill Lynch 1-3 year U.S.
Corporate/Government Index(3)                2.74%            6.25%(2)
(reflects no deduction for fees,
expenses or taxes)
Merrill Lynch 1 Year U.S.
Treasury Index4,5
(reflects no deduction for
fees, expenses or taxes)                      ___%              ___%
-----------------------------------------------------------------------------

(1) Since December 2, 2002
(2) Since November 30, 2002
(3) The Merrill Lynch 1-3 year U.S. Corporate/Government Index is a market capitalization weighted index including U.S. Treasury and Agency bonds and U.S. fixed coupon investment grade corporate bonds (U.S. domestic and Yankee/global bonds). U.S. Treasury bonds must have at least $1 billion face value outstanding and agency and corporate bonds must have at least $150 million face value outstanding to be included in the index. Both total return and price returns are calculated daily. Prices are taken as of approximately 3 p.m. Eastern Time. Quality range is BBB3-AAA based on composite Moody and S&P ratings. Maturities for all bonds are greater than or equal to one year and less than three years. Floaters, Equipment Trust Certificates, and Title 11 securities are excluded.

(4) The Merrill Lynch 1 Year U.S. Treasury Index, a market capitalization weighted index including U.S. Treasuries, is an unmanaged index not available for direct investment.
(5) On November 19, 2004, the Allegiant Ultra Short Bond Fund's benchmark was changed to the Merrill Lynch 1 Year U.S. Treasury Index. The Adviser feels that this index more appropriately reflects the type and duration of securities held in the portfolio and provides the best comparative performance information.


UA MONEY MARKET FUND


This Fund is new and has no performance history. The performance shown below is that of the Allegiant Money Market Fund. The UA Money Market Fund and the Allegiant Money Market Fund have substantially similar investment objectives, policies and strategies and are managed by the same portfolio management team of the Adviser. The UA Money Market Fund's "Total Operating Expenses" are higher than those of Class I Shares of the Allegiant Money Market Fund. Therefore, performance for this Fund can be expected to be lower than that of the Allegiant Money Market Fund.

The performance table below illustrates volatility of an investment in a similar fund. Of course, past performance of the Allegiant Money Market Fund does not necessarily indicate how the UA Money Market Fund will perform in the future.

THIS TABLE SHOWS THE ALLEGIANT MONEY MARKET FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004.


------------------------------------------------------------------
                                  1 YEAR    5 YEARS    10 YEARS
------------------------------------------------------------------
Allegiant Money Market Fund        ____%     ____%      ____%
    (Class I Shares)
------------------------------------------------------------------


INVESTMENT ADVISER AND INVESTMENT TEAMS


Allegiant Asset Management Company, with its principal offices at 200 Public Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2005, the Adviser had approximately $26 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

The Board of Trustees of the Trust supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees the Adviser is entitled to receive for each Fund, as a percentage of average net assets:

------------------------------------------ ------------------------------------- -----------------------------------
FUND NAME                                  MANAGEMENT TEAM                                  ADVISORY FEE
------------------------------------------ ------------------------------------- -----------------------------------
UA Emerging Markets Fund                   International Equity Investment                      1.15%
                                           Management Team
------------------------------------------ ------------------------------------- -----------------------------------
                                           International Equity Investment
UA International Equity Fund               Management Team                                      1.15%
------------------------------------------ ------------------------------------- -----------------------------------
UA Large Cap Value Fund                    Value Equity Investment Management
                                           Team                                                 0.75%
------------------------------------------ ------------------------------------- -----------------------------------
                                           Mid-Value Equity Investment
UA Mid Cap Value Fund                      Management Team                                      1.00%
------------------------------------------ ------------------------------------- -----------------------------------
UA Real Estate Fund                        Value Equity Investment Management                   0.75%
------------------------------------------ ------------------------------------- -----------------------------------

------------------------------------------ ------------------------------------- -----------------------------------
FUND NAME                                  MANAGEMENT TEAM                                  ADVISORY FEE
------------------------------------------ ------------------------------------- -----------------------------------
                                           Structured Equity
UA Small Cap Growth Fund                   Investment Management Team                           1.00%
------------------------------------------ ------------------------------------- -----------------------------------
UA Government Mortgage Fund                Taxable Fixed Income Management Team                 0.55%
------------------------------------------ ------------------------------------- -----------------------------------
UA High Yield Bond Fund                    Taxable Fixed Income Management Team                 0.60%
------------------------------------------ ------------------------------------- -----------------------------------
UA Ultra Short Bond Fund                   Taxable Fixed Income Management Team                 0.40%
------------------------------------------ ------------------------------------- -----------------------------------
UA Money Market Fund                       Taxable Money Market Management Team                 0.35%
------------------------------------------ ------------------------------------- -----------------------------------

-------------------------------------- ----------------------------------------------------------------------------
Name                                   Business experience
-------------------------------------- ----------------------------------------------------------------------------
INTERNATIONAL EQUITY INVESTMENT MANAGEMENT TEAM
-------------------------------------- ----------------------------------------------------------------------------
Martin Schulz                          Responsible for day-to-day management of the style.
Director of International Equity
Investment                             Mr. Schulz has been with the Adviser for eight years.
Years with the Adviser: 8
Industry experience:  10 years
-------------------------------------------------------------------------------------------------------------------
MID-VALUE EQUITY INVESTMENT MANAGEMENT TEAM
-------------------------------------- ----------------------------------------------------------------------------
Michael E. Santelli, CFA, CPA          Mr. Santelli is responsible for management of the Allegiant Mid Cap Value
Senior Director for Value Equity       Fund.
Investment
Years with the Adviser:  10            Mr. Santelli joined the Adviser in 1995.
Industry experience:  14 years
-------------------------------------- ----------------------------------------------------------------------------
Alex L. Vallecillo, CFA                Mr. Vallecillo is responsible for management of the Allegiant Mid Cap
Senior Portfolio Manager               Value Fund.
Years with the Adviser:  9
Industry experience:  10 years
                                       Mr. Vallecillo joined the Adviser in 1996.
-------------------------------------------------------------------------------------------------------------------
VALUE EQUITY INVESTMENT MANAGEMENT TEAM
-------------------------------------- ----------------------------------------------------------------------------
Michael J. Chren, CFA                  Leadership responsibility for the Allegiant Large Cap Value Fund.
Senior Director for Value Investment
Years with the Adviser: 2              Most recently worked with INVESCO Capital Management where he served as
Industry experience:  19 years         Partner/Senior Portfolio Manager.  Prior to that, he served as Senior
                                       Portfolio Manager with DePrince, Race and Zollo.
-------------------------------------- ----------------------------------------------------------------------------
Edward A. Johnson                      Day-to-day analysis of current and potential equity investments.
Equity Analyst
Years with the Adviser: 2              Prior to joining the Adviser, Mr. Johnson was a founding member of Volaris
Industry experience:  8 years          Advisors, a derivatives advisory firm in New York specializing in risk and volatility management, which was acquired by Credit Suisse First Boston.
-------------------------------------------------------------------------------------------------------------------
STRUCTURED EQUITY INVESTMENT MANAGEMENT TEAM
-------------------------------------- ----------------------------------------------------------------------------
Hitesh Patel, PhD                      Mr. Patel has overall responsibility for quantitative research and
Director of Structured Equity          portfolio management.
Strategies
Years with the Adviser:  less than 1   Prior to joining the Adviser in April 2005, Mr. Patel served as Director
Industry Experience: 10 years          of Quantitative Research at Harris Investment Management, Inc.
-------------------------------------- ----------------------------------------------------------------------------
Paul Kleinaitis, CFA                   Mr. Kleinaitis is responsible for portfolio management and investment
Senior Portfolio Manager               research.
Years with the Adviser:  less than 1
Industry Experience: 18 years          Prior to joining the Adviser in April 2005, Mr. Kleinaitis was a portfolio manager for Harris Investment Management, Inc.
-------------------------------------- ----------------------------------------------------------------------------
Rob Roquitte, CFA                      Mr. Roquitte is responsible for portfolio management.
Senior Portfolio Manager
Years with Adviser:  less than 1       Prior to joining the Adviser in April 2005, Mr. Roquitte was a portfolio
Industry Experience: 17 years          manager for Harris Investment Management, Inc.
-------------------------------------- ----------------------------------------------------------------------------

-------------------------------------- ----------------------------------------------------------------------------
Steven Greiner, PhD                    Mr. Greiner is responsible for quantitative research and portfolio
Senior Quantitative Strategist         modeling.
Years with Adviser:  less than 1
Industry Experience: 25 years          Prior to joining the Adviser in April 2005, Mr. Greiner served as senior quantitative strategist at Harris Investment Management, Inc. since 2003.
                                       Prior to that, he served as Director of Quantitative Research with Clover
                                       Capital Management.
-------------------------------------- ----------------------------------------------------------------------------
Chen Chen                              Ms. Chen is responsible for quantitative research, index strategy
Senior Quantitative Analyst            research, and structured equity research.
Years with the Adviser:  less than 1
Industry Experience: less than 1 year  Prior to joining the Adviser in July 2005, Ms. Chen was a full time student at the university of Illinois at Chicago pursuing a doctorate in
                                       Business Statistics.  It is anticipated that Ms. Chen will earn her doctorate in September 2005.  Ms. Chen earned a Masters Degree from Fudan
                                       University in July 2001.
-------------------------------------------------------------------------------------------------------------------
TAXABLE FIXED INCOME MANAGEMENT TEAM
-------------------------------------- ----------------------------------------------------------------------------
Andrew Harding                         Mr. Harding has primary responsibility for taxable fixed income strategy
Senior Director for Taxable Fixed      and performance at the Adviser.
Income Investments
Years with the Adviser: 5              Prior to joining the Adviser in 2000, Mr. Harding was a portfolio manager
Industry experience:  25 years         with McDonald Investments.
-------------------------------------- ----------------------------------------------------------------------------
Cynthia D. Cole                        Ms. Cole is primarily responsible for analyzing and recommending corporate
Director of Corporate Bond Investment  sector investments.
Years with the Adviser: 6
Industry experience:  20 years         Ms. Cole has been with the Adviser since 1999.
-------------------------------------- ----------------------------------------------------------------------------
Timothy Compan, Jr., CFA               Mr. Compan has responsibility for corporate bond portfolio management and
Corporate Bond Specialist              trading.
Years with the Adviser: 2
Industry experience:  5 years          Prior to joining the Adviser in 2003, Mr. Compan was a corporate bond trader for Goldman Sachs Asset Management.
-------------------------------------- ----------------------------------------------------------------------------
Matthew Downing                        Mr. Downing has responsibility for fixed income security and portfolio
Fixed Income Analyst                   research.
Years with the Adviser: 4
Industry experience:  5 years          Prior to joining the Adviser in 2001, Mr. Downing was a consultant with
                                       FutureNext Consulting.
-------------------------------------- ----------------------------------------------------------------------------
Mark Lozina, CFA                       Mr. Lozina has day-to-day responsibility for fixed income security and
Fixed Income Analyst                   portfolio research.
Years with the Adviser: 3
Industry experience:  10 years         Prior to joining the Adviser in 2002, Mr. Lozina was with National City
                                       Corporation's Equity Sponsor Group.
-------------------------------------- ----------------------------------------------------------------------------

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds are described in the Statement of Additional Information.


PURCHASING, SELLING AND EXCHANGING FUND SHARES

CLASS 2 SHARES HAVE NO SALES CHARGE, 12B-1 FEES UP TO 0.10% OF NET ASSETS, SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS, NO MINIMUM INITIAL INVESTMENT AND ARE AVAILABLE TO SELECTED DEFINED CONTRIBUTION RETIREMENT PLANS AND INDIVIDUALS ASSOCIATED WITH CERTAIN ORGANIZATIONS AND THEIR FAMILY MEMBERS, INCLUDING PLANS AND INDIVIDUALS ASSOCIATED WITH THE UNITED ASSOCIATION OF JOURNEYMEN AND APPRENTICES OF THE PLUMBING, PIPE FITTING, SPRINKLER FITTING INDUSTRY OF THE UNITED STATES AND CANADA.

The Funds may accept or reject any purchase order.

For investors purchasing through a Planned Investment Program, the minimum initial investment is $50. See "Planned Investment Program" below. For information on how to open an account and set up procedures for placing transactions call 1-866-348-6466.

From time to time, the Adviser and its affiliates may pay from their own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.


The Adviser will monitor each Fund's asset size and, subject to approval by Allegiant's Board of Trustees, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.


LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS


Allegiant's Board of Trustees has imposed limits on purchases, exchanges and redemptions to prevent excessive short-term trading by shareholders. These restrictions apply uniformly. Under the Funds' procedures, a Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.


Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than six "round trip" transactions - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during any 12-month period. If multiple "round trip" transactions occur in an account, there must be at least 60 calendar days between the initiation of each transaction.

Shareholders who violate this policy will be notified of violations of the Trust's market timing policies. If a shareholder continues market timing activities after being cited for market timing violations, the account will be closed to new purchases or exchanges of Fund shares.

If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to:

o    Reject a purchase or exchange

o Delay payment of immediate cash redemption proceeds for up to seven calendar days

o Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

o    Limit the amount of any exchange

The Trust reserves the right to revise or terminate the exchange privilege at any time, for any reason.

You will be provided 60 days' notice before any material change to the exchange privilege is made.

HOW TO PURCHASE FUND SHARES

                                  NEW ACCOUNT SET UP                             ADDING TO AN EXISTING ACCOUNT
TELEPHONE
1-866-348-6466                    Call our Investor Services Line to obtain an   Call our Investor Services Line to purchase
                                  application.                                   additional shares.  To authorize this
                                                                                 service, please complete an Account Change
                                                                                 Form or call 1-866-348-6466.

MAIL                              Complete an application and mail it along      Make your check payable to "UA Series (Fund
                                  with a check payable, in U.S. dollars, to "UA  Name)."  Please include your account number
                                  Series (Fund Name)."                           on your check and mail it to the  Fund's
                                           UA Series Funds                       address at the left.
                                           P.O. Box 8532
                                           Boston, MA 02266-8532

                                  For overnight delivery mail to:
                                           Boston Financial Data Services
                                           Attn: UA Series
                                           66 Brooks Drive
                                           Braintree, MA 02184

                                  The Trust cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).

AUTOMATED CLEARING HOUSE ("ACH")  Complete the "Bank, Wire & Electronic Funds    A Planned Investment Program can be set up
                                  Transfer Instructions" section of the          to automatically purchase shares on
                                  application to have funds directly             designated dates during the month. Please
                                  transferred from a bank account. A primary     see "Planned Investment Program" below.
                                  and secondary account may be established.
                                  Please note all electronic transfers will be
                                  on the primary account unless notified
                                  otherwise. Any changes in these instructions
                                  must be made in writing to UA Series with a
                                  signature guarantee.

PLANNED INVESTMENT PROGRAM        With a $50 minimum initial investment and if   With current account information on your
                                  you have a checking or savings account with a  account, participation in the program can
                                  bank, you may purchase Class 2 Shares          be arranged via the Internet or by calling
                                  automatically through regular deductions from  1-866-348-6466.
                                  your bank account in amounts of at least $50
                                  per month per account.                         For existing accounts, without account
                                                                                 information, participation can be arranged
                                  You may arrange for participation in this      by completing an Account Change Form with
                                  program when a new account is established.     banking information.  This form must
                                                                                 include a signature guarantee by a bank or
                                                                                 other financial institution.

WIRE                              To purchase shares by wire, call               Call 1-866-348-6466 prior to sending the
                                  1-866-348-6466 to set up your account to       wire in order to obtain a confirmation
                                  accommodate wire transactions and to receive   number and to ensure prompt and accurate
                                  a wire control number to be included in the    handling of funds.  Ask your bank to
                                  body of the wire. Ask your bank to transmit    transmit immediately available funds by
                                  immediately available funds by wire in the     wire as described at the left.  Please
                                  amount of your purchase to:                    include your account number.
                                  State Street Bank and Trust Company
                                  ABA # 011000028                                The Fund and its transfer agent are not
                                  Account 9905589-9 Credit UA Series             responsible for the consequences of delays
                                  (Account Registration)                         resulting from the banking or Federal
                                  (Account Number)                               Reserve Wire system, or from incomplete
                                  (Wire Control Number)                          wiring instructions.

                                  Note: Your bank may charge you a fee for this service.

                                  The Fund and its transfer agent are not
                                  responsible for the consequences of delays resulting from the banking or Federal Reserve
                                  Wire system, or from incomplete wiring
                                  instructions.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day"). Shares cannot be purchased by wire on days when banks are closed.

The Trust may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the Transfer Agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time. With respect to the UA Money Market Fund, to be eligible to receive dividends declared on the day you submit your purchase order, the Fund generally must receive your order and immediately available funds before 3:30 p.m. Eastern time that day.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, a Fund generally values its investment portfolio at market price. Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost.

The UA Money Market Fund generally values its investment portfolio using the amortized cost method, which is described in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds.

If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. A Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.

Investments by any Fund in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

The Statement of Additional Information contains more detailed information concerning how the Funds value their investments.


SALES CHARGES

There are no sales charges on the purchase of Class 2 Shares.

HOW TO SELL YOUR FUND SHARES

Shareholders may sell shares by following the procedures established when they opened their account or accounts.

TELEPHONE
1-866-348-6466                        Call with your account name, number, and
                                      amount of redemption (minimum amount is
                                      $100). Redemptions will be sent to the
                                      shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page 49
                                      "How to Purchase Fund Shares").

                                      The sale price of each share will be the next NAV determined after the Fund receives your request.


SYSTEMATIC WITHDRAWAL PLAN            If you have at least $1,000 in your
                                      account, you may use the Systematic
                                      Withdrawal Plan. Under the plan you may
                                      arrange periodic automatic withdrawals of at least $100 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your bank account.
                                      Participation in this program can be
                                      arranged when completing an account
                                      application or an Account Change Form or by calling our Investor Services line.

SIGNATURE GUARANTEE

The use of a guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities. Its use is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors--these include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a guarantee, nor can we accept a comparison guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.

RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify the Fund in writing and include a signature guaranteed by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by the Fund will be the next NAV determined.


Normally, we will send your sale proceeds within seven days after we receive your request in good order. Good order means that your request includes complete information. Your proceeds can be wired to your bank account or sent to you by check. The Trust does not charge a fee to wire your funds; however, your institution may charge a fee.


IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Trust may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c)      the SEC has by order permitted such suspension; or

(d)      an emergency exists, as determined by the SEC, as a result of which:
         (i) disposal by the Trust of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Trust to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES

You may exchange your Class 2 Shares of a UA Series Fund for Class 2 Shares of any other UA Series Fund on any Business Day. The deadline for submitting same day exchange orders to the Trust's transfer agent is 4:00 p.m. Eastern Time.


TELEPHONE
1-866-348-6466                           Call with your account name, number,
                                         and amount of exchange into existing
                                         account (minimum amount is $500). To
                                         authorize this service, please complete
                                         an Account Change Form or call
                                         1-866-348-6466.

SYSTEMATIC EXCHANGE PROGRAM              Exchange shares of the UA Money Market
                                         Fund for any other UA Series Fund of
                                         the same class automatically, at
                                         periodic intervals. The minimum
                                         exchange is $50.

MAIL Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:

                                                  UA Series
                                                  P.O. Box 8532
                                                  Boston, MA 02266-8532

                                         For overnight delivery mail to:

                                                  Boston Financial Data Services
                                                  Attn: UA Series
                                                  66 Brooks Drive
                                                  Braintree, MA 02184

                                         The exchange minimum is $500.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.


TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Trust has certain safeguards and procedures to confirm the authenticity of instructions, the Trust is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss, provided the Fund has followed reasonable procedures to confirm the authenticity of instructions.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require the Trust to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Trust. To the extent permitted by applicable law, the Trust reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES


Each Fund has adopted a distribution plan with respect to Class 2 Shares, pursuant to Rule 12b-1 under the 1940 Act that allows each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.



Distribution fees for Class 2 Shares, after fee waivers, as a percentage of average daily net assets, are expected to be limited to no more than 0.02% with respect to each Fund. Absent fee waivers, each Fund is permitted to pay up to 0.10% for distribution fees on Class 2 Shares.

Each Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class 2 Shares of the Fund. Such services include, but are not limited to, processing purchase and redemption orders, processing dividend payments and monitoring customer account records. Each Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class 2 Shares for these shareholder services.

DIVIDENDS AND TAXES

The following Funds distribute income at least annually:
         UA Emerging Markets Fund
         UA International Equity Fund
         UA Mid Cap Value Fund
         UA Real Estate Fund
         UA Small Cap Growth Fund

The following Funds distribute income quarterly:
         UA Large Cap Value Fund

The following Funds distribute income monthly:
         UA Government Mortgage Fund
         UA High Yield Bond Fund
         UA Ultra Short Bond Fund
         UA Money Market Fund

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend and/or capital gain distribution.

You will receive income dividends and capital gains distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options by notifying the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice.

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Certain other distributions paid by the Funds to individual shareholders may also be taxable to you as long-term capital gain, subject to certain requirements. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. However, if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. The amount of a Fund's distributions that are qualifying dividends may be reduced as a result of a Fund's securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by a Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend. In general, long-term capital gains and dividends are taxed at a maximum rate of 15%. Fund distributions attributable to short-term capital gains and ordinary income will generally be taxable as ordinary income. However, if a Fund's distributions exceed its net income and gain - as may be the case for the UA Real Estate Fund because REIT distributions often include a non-taxable return of capital - that excess will generally result in a non-taxable return of capital to you. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In selecting portfolio securities to be sold, the Funds generally use tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund or an in-kind redemption, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in a tax-qualified retirement plan will not be currently taxable.

It is expected that the UA Emerging Markets Fund and UA International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. These Funds may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.


A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2005, the withholding rate is 28%.


The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


SUNSET OF TAX PROVISIONS

Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of these provisions in the Code for taxable years beginning after December 31, 2008.


STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

No financial highlights are presented for the Funds because the Funds had not commenced operations prior to the date of this prospectus.

INVESTMENT ADVISER
Allegiant Asset Management Company
200 Public Square, 5th Floor
Cleveland, Ohio 44114


DISTRIBUTOR
Professional Funds Distributor, LLC
760 Moore Road
King of Prussia, PA 19406

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

                             NOT PART OF PROSPECTUS
                         ALLEGIANT FUNDS PRIVACY NOTICE

         The basis of each customer relationship at Allegiant Funds is built on trust. You have chosen to do business with Allegiant Funds, and we guard that relationship with great care, beginning with the information you have chosen to share with us.

         Allegiant Funds is dedicated to protecting the privacy of your nonpublic personal information. We maintain information about you in order to provide you with the most effective and convenient access to our broad range of financial products and services. We want you to understand what information we collect, and how we use and protect it.

         WHAT INFORMATION WE COLLECT

         "Nonpublic personal information" is information about you that we obtain in connection with providing our financial products or services. Such information includes for example, name, address, age, and account balance.

         We may collect nonpublic personal information about you from the following sources:

   o Information that you provide to us, such as on applications or other forms, or

   o    Information about your transactions with us

         OUR SECURITY PROCEDURES

         To maintain security of customer information, we restrict access to your personal and account information to persons who need to know that information to provide you products or services. We maintain physical, electronic and procedural safeguards to guard information.

         WHAT INFORMATION WE DISCLOSE

         Allegiant Funds does not disclose nonpublic personal information about you to any third party companies, except as permitted by federal law. The confidentiality of your nonpublic personal information will continue to be maintained consistent with this privacy notice even if you decide to close your account(s), your account becomes inactive, or you otherwise cease to do business with us.

         Allegiant Funds works with third parties to bring you financial services. We disclose information about you as necessary to fulfill these third party service agreements. For example, we may disclose information about you to third parties that assist us in servicing or maintaining your mutual fund account, or other business relationship, such as printing checks or providing periodic account statements. We may also disclose information about you to governmental entities, such as sending annual income statements to the IRS.

                             NOT PART OF PROSPECTUS

         We may disclose all of the information we collect, as described above, to third parties that perform marketing services on our behalf or to other financial institutions, such as National City and its affiliates, with whom we have joint marketing agreements in order to make a variety of financial services available to you. These third parties must agree to strict confidentiality provisions to assure the protection of your information. Because we already limit the sharing of your nonpublic personal information as outlined above, no action is necessary on your part to ensure this result.

         ALLEGIANT FUNDS' PLEDGE TO YOU

         We believe that your privacy should never be compromised. At the same time, we want to offer you the array of financial products and services you need to accomplish your financial goals. We believe we can do both by adhering to the provisions of this privacy notice.

BOARD OF TRUSTEES
ROBERT D. NEARY                                         ROBERT J. FARLING
CHAIRMAN                                                Retired Chairman, President and Chief
Retired Co-Chairman, Ernst & Young                          Executive Officer, Centerior Energy
Director:
Commercial Metals Company
Strategic Distribution, Inc.
                                                        RICHARD W. FURST
HERBERT R. MARTENS, JR.                                 Garvice D. Kincaid Professor of Finance and Dean
PRESIDENT                                                 Emeritus, Gatton College of Business and
Executive Vice President,                                 Economics, University of Kentucky
   National City Corporation
President and Chief Executive Officer
   National City Bank, Florida
Chairman, NatCity Investments, Inc.                     GERALD L. GHERLEIN
                                                        Retired Executive Vice President and
                                                           General Counsel, Eaton Corporation

JOHN G. BREEN                                           DALE C. LAPORTE
Retired Chairman and Chief Executive Officer,           Partner, Calfee, Halter & Griswold LLP
    The Sherwin Williams Co.
Director:                                               KATHLEEN A. OBERT
   Goodyear Tire & Rubber Co.                           Chairman and Chief Executive Officer,
   The Stanley Works                                       Edward Howard & Co.

JOHN F. DURKOTT                                         J. WILLIAM PULLEN
President and Chief Executive Officer,                  Retired President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.                  Whayne Supply Company


The Allegiant Funds Trustees also serve as Trustees of Allegiant Advantage Fund.

More information about the Funds is available without charge through the following:


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about the UA Series Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance during the Funds' last fiscal year. The reports also contain detailed financial information about the Funds and are available, free of charge, on the Funds' website.


TO OBTAIN MORE INFORMATION:

By Telephone:
Call   1-866-34UNION
       (1-866-348-6466)

By Mail:
P.O. Box 8532
Boston, MA 02266-8532

From the SEC:


You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the UA Series Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or by writing to:


Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102





Allegiant Funds' Investment Company Act registration number is 811-4416

                           ALLEGIANT FUNDS PROSPECTUS
                           A, B AND C SHARES (RETAIL)

                                 OCTOBER 1, 2005


                              HIGH YIELD BOND FUND

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
      THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]
ALLEGIANT(R)
    FUNDS

WWW.ALLEGIANTFUNDS.COM

                               INVESTMENT ADVISER
                                 ALLEGIANT ASSET
                               MANAGEMENT COMPANY
                                 (the "Adviser")


                              ABOUT THIS PROSPECTUS


Allegiant Funds ("Allegiant") is a mutual fund family that offers different classes of shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information that you should know about Class A, Class B and Class C Shares of the High Yield Bond Fund (the "Fund") before investing. To obtain more information on Allegiant Funds, visit us online at WWW.ALLEGIANTFUNDS.COM or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:


                                                                            PAGE
                                                                            ----


ALLEGIANT HIGH YIELD BOND FUND.................................................1
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES.........................4
MORE INFORMATION ABOUT FUND INVESTMENTS........................................7
INVESTMENT ADVISER AND INVESTMENT TEAM.........................................8
PURCHASING, SELLING AND EXCHANGING FUND SHARES.................................9
DIVIDENDS AND TAXES...........................................................26
FINANCIAL HIGHLIGHTS..........................................................28

ALLEGIANT HIGH YIELD BOND FUND


FUND SUMMARY

INVESTMENT GOAL                     High level of current income along with
                                    capital appreciation

PRINCIPAL INVESTMENT STRATEGY       Investing in high yield, high risk debt
                                    securities

PRINCIPAL RISKS                     Market risk, credit risk, interest rate
                                    risk, prepayment/extension risk, active
                                    trading risk

PRINCIPAL INVESTMENT STRATEGIES


The Allegiant High Yield Bond Fund's investment objective is to provide a high level of current income along with capital appreciation. The investment objective may be changed without a shareholder vote.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in high yield bonds, which include debt securities of all types. The term "high yield" is generally understood to describe debt securities that are rated below investment grade. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. Debt securities rated below investment grade are commonly referred to as "junk bonds." Junk bonds are debt securities that are rated below BBB by Standard & Poor's Ratings Group or Baa by Moody's Investor Service, Inc., or are of comparable quality. The Fund may invest in all types of debt securities but will invest primarily in corporate debt securities, mortgage-backed securities and asset-backed securities of U.S. and Canadian issuers.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. If a security is downgraded or upgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund generally maintains a dollar-weighted average maturity of between five and ten years.

PRINCIPAL RISKS OF INVESTING


GENERAL RISKS. No matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that any or all of its fixed income market segments may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit is lowered, the value of its debt securities may fall. High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.


FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                     HIGH YIELD BOND FUND(1)

                                                  CLASS A    CLASS B    CLASS C
Maximum Sales Charge (Load) Imposed
on Purchases (as a percentage of
offering price)                                   4.50%(2)   None       None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)              None       5.00%(3)   1.00%(4)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                   None       None       None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                   None       None       None
--------------------------------------------------------------------------------
Exchange Fee                                      None       None       None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                 0.60%            0.60%            0.60%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                0.05%(5),(6)     0.75%            0.75%
--------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------
   Shareholder Servicing Fees(7)         0.25%            0.25%            0.25%
--------------------------------------------------------------------------------
   Other(6)                              0.17%            0.17%            0.17%
--------------------------------------------------------------------------------
Total Other Expenses                     0.42%            0.42%            0.42%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                       1.07%            1.77%            1.77%
--------------------------------------------------------------------------------

(1) The Fund had not yet commenced operations as of the date of this prospectus. The fees and expenses shown in the table above are those that are expected to apply upon start up of operations.


(2) This sales charge varies depending upon how much you invest. See the "Sales Charges" section of this prospectus.

(3) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. Class B Shares convert to Class A Shares after eight years. For more information see the "Contingent Deferred Sales Charges" section of this prospectus.

(4) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(5) Class A Shares of the Fund may reimburse up to 0.10% for Distribution (12b-1) Fees. Such reimbursements are expected to be no more than 0.05% during the current fiscal year.

(6) Other expenses for each share class and Distribution (12b-1) Fees for Class A Shares are based on estimated amounts for the current fiscal year.

(7) Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

For more information about these fees, see "Investment Adviser and Investment Team" and "Distribution of Fund Shares."

EXAMPLES


This Example is intended to help you compare the cost of investing in the Allegiant High Yield Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the periods.


The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                 1 YEAR           3 YEARS
                                                 ------           -------
HIGH YIELD BOND FUND
    Class A Shares                                $554             $775
    Class B Shares(1)                              680              957
    Class B Shares(2)                              180              557
    Class C Shares(1)                              280              557
    Class C Shares(2)                              180              557

(1)   If you sell your shares at the end of the period.

(2)   If you do not sell your shares at the end of the period.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES


This section provides additional information about the principal investment strategies used by the Fund and the related risks. The Fund's Statement of Additional Information contains more information about the particular types of securities in which the Fund invests. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information and on the Fund's website.

FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause the Fund's average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by the Fund's multiple holdings.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.

o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

o Investment in securities already in default poses an additional risk of loss should non-payment of principal and interest continue. Even if such securities are held to maturity, recovery of the initial investment and any anticipated income or appreciation is uncertain. In addition, expenses may be incurred in seeking recovery of default payments or otherwise protecting the Fund's interests.

EXCHANGE-TRADED FUNDS


The Fund may invest in various types of exchange-traded funds ("ETFs"). ETFs own stocks included in a particular index and changes in the market price of ETFs (before deducting the ETFs' expenses) are generally expected to track the movement of the associated index relatively closely. However, the price movement of ETFs may not perfectly parallel the price action of the associated indices. To the extent the Fund invests in ETFs, shareholders of the Fund may be subject to duplicative management fees. ETFs include iShares(SM), Standard & Poor's Depositary Receipts(TM) ("SPDRs"), S&P Sector SPDRs, DIAMONDS, and other security baskets. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values ("NAVs") of their underlying indices and supply and demand of iShares on the American Stock Exchange ("AMEX"). However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the American Stock Exchange ("AMEX") necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of the Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, the Fund could be required to reconsider the use of iShares as part of its investment strategy. SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index. S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average. The Investment Company Act of 1940, as amended ("1940 Act"), limits investments by registered investment companies in the securities of other investment companies. However, the Fund may invest in ETFs in excess of these limits in accordance with Securities and Exchange Commission exemptive relief granted to such ETFs.


ASSET-BACKED SECURITIES

Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS


The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section are those that the Fund uses under normal circumstances. The Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See the Statement of Additional Information for more detail on the investments and strategies used by the Fund.


For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, the Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

The Fund also may temporarily deviate from its policy to invest 80% of its net assets in fixed income securities in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions. The 80% investment requirement generally applies at the time the Fund purchases securities. In the event the Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.


In fulfilling the 80% investment requirement referred to in the preceding paragraph, the Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of the Fund's principal investment strategy. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in the Statement of Additional Information.

Allegiant has obtained an order from the SEC that allows the Fund to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Allegiant and Allegiant Advantage Fund. The Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.

The Fund may invest up to 25% of its total assets at the time of purchase in foreign securities, including securities of issuers in emerging markets. Securities of Canadian issuers are not subject to this limitation. Such investments are not used as part of the Fund's principal investment strategies.

While not considered a principal investment strategy, the Fund may from time to time purchase securities that are in default.

INVESTMENT ADVISER AND INVESTMENT TEAMS


Allegiant Asset Management Company, with its principal offices at 200 Public Square, 5th Floor, Cleveland, Ohio 44114, serves as the Adviser to the Fund. As of June 30, 2005, the Adviser had approximately $26 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.


The Board of Trustees of Allegiant supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser's Taxable Fixed Income Management Team manages the Fund. No one person is primarily responsible for making investment recommendations to the team. The Adviser is entitled to a management fee at the contractual rate of 0.60% of the average annual net assets of the Fund.

-----------------------------------------------------------------------------------------------------------------
Name                                   Business Experience
-----------------------------------------------------------------------------------------------------------------
TAXABLE FIXED INCOME MANAGEMENT TEAM
-----------------------------------------------------------------------------------------------------------------
Andrew Harding                         Mr. Harding has primary responsibility for taxable fixed income strategy
Senior Director for Taxable Fixed      and performance at the Adviser.
Income Investments
Years with the Adviser: 5              Prior to joining the Adviser in 2000, Mr. Harding was a portfolio manager
Industry experience:  25 years         with McDonald Investments.

-----------------------------------------------------------------------------------------------------------------
Cynthia D. Cole                        Ms. Cole is primarily responsible for analyzing and recommending corporate
Director of Corporate Bond Investment  sector investments.
Years with the Adviser: 6
Industry experience:  20 years         Ms. Cole has been with the Adviser since 1999.

-----------------------------------------------------------------------------------------------------------------
Timothy Compan, Jr., CFA               Mr. Compan has responsibility for corporate bond portfolio management and
Corporate Bond Specialist              trading.
Years with the Adviser: 2
Industry experience:  5 years          Prior to joining the Adviser in 2003, Mr. Compan was a corporate bond trader for Goldman Sachs Asset Management.

-----------------------------------------------------------------------------------------------------------------
Matthew Downing                        Mr. Downing has responsibility for fixed income security and portfolio
Fixed Income Analyst                   research.
Years with the Adviser: 4
Industry experience:  4 years          Prior to joining the Adviser in 2001, Mr. Downing was a consultant with
                                       FutureNext Consulting.

-----------------------------------------------------------------------------------------------------------------
Mark Lozina, CFA                       Mr. Lozina has day-to-day responsibility for fixed income security and
Fixed Income Analyst                   portfolio research.
Years with the Adviser: 3
Industry experience:  9 years          Prior to joining the Adviser in 2002, Mr. Lozina was with National City
                                       Corporation's Equity Sponsor Group.
-----------------------------------------------------------------------------------------------------------------

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in Allegiant is described in the Statement of Additional Information.


PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class A Shares, Class B Shares and Class C Shares of the Fund. The Fund may accept or reject any purchase order.

Class A Shares, Class B Shares and Class C Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

      CLASS A SHARES

      o     FRONT-END SALES CHARGE

      o CONTINGENT DEFERRED SALES CHARGE ON PURCHASES OF $1 MILLION OR MORE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)

      o     12B-1 FEES UP TO 0.10% OF NET ASSETS

      o     SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS

      o     $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT

      o     $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

Class A Shares are for individuals, corporate investors and retirement plans.

      CLASS B SHARES

      o     NO FRONT-END SALES CHARGE

      o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 5 YEARS - DECLINING AFTER THE SECOND YEAR)

      o     12B-1 FEES UP TO 0.75% OF NET ASSETS

      o     SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS

      o     $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT

      o REQUESTS TO PURCHASE CLASS B SHARES FOR AMOUNTS GREATER THAN $100,000 WILL NOT BE ACCEPTED

      o     CONVERTS TO CLASS A SHARES AFTER THE EIGHTH YEAR

      o     $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

Class B Shares are for individuals, corporate investors and retirement plans.

      CLASS C SHARES

      o     NO FRONT-END SALES CHARGE

      o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)

      o     12B-1 FEES UP TO 0.75% OF NET ASSETS

      o     SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS

      o     $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT

      o     DOES NOT CONVERT TO ANY OTHER SHARE CLASS

      o     $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM


Class C Shares are intended for individuals, corporate investors and retirement plans.

For investors purchasing shares through a Planned Investment Program, the minimum initial investment is $50. See "Planned Investment Program" below. For information on how to open an account and set up procedures for placing transactions call 1-800-622-FUND (3863).


From time to time the Adviser and its affiliates may pay from their own resources a fee to financial institutions that generate purchase orders. These fees are described in the Statement of Additional Information.


The Adviser will monitor the Fund's asset size and, subject to approval by Allegiant's Board of Trustees, may decide to close the Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of the Fund may adversely affect the implementation of the Fund's strategies. If the Fund is closed, the Fund may continue to accept additional investments from existing shareholders.


LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS


Allegiant's Board of Trustees has imposed limitations on purchases, exchanges and redemptions to prevent excessive short-term trading by shareholders. These restrictions apply uniformly. Under the Fund's procedures, the Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of the Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than six "round trip" transactions - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during any 12-month period. If multiple "round trip" transactions occur in an account, there must be at least 60 calendar days between the initiation of each transaction.


Shareholders who violate this policy will be notified of violations of Allegiant's market timing policies. If a shareholder continues market timing activities after being cited for market timing violations, the account will be closed to new purchases or exchanges of the Fund shares.

If any transaction is deemed to have the potential to adversely impact the Fund, the Fund reserves the right to:


o     Reject a purchase or exchange

o Delay payment of immediate cash redemption proceeds for up to seven calendar days

o Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

o     Limit the amount of any exchange


Allegiant reserves the right to revise or terminate the exchange privilege at any time, for any reason.


You will be provided 60 days' notice before any material change to the exchange privilege is made.

HOW TO PURCHASE FUND SHARES

                                  NEW ACCOUNT SET UP                             ADDING TO AN EXISTING ACCOUNT
INTERNET                          Visit our site and click on "Open an Account   You may place your purchase order on our
WWW.ALLEGIANTFUNDS.COM            Online." Or log on to our on-line Forms        Web Site using your established banking
                                  Center to print or complete an application     instructions for payment. To authorize this
                                  on-line. Mail the application to the address   service, please complete an Account Change
                                  below. Unless you arrange to pay by wire or    Form or call 1-800-622-FUND (3863).
                                  ACH, write your check, payable in U.S.
                                  dollars, to "Allegiant Funds (Fund name)."
                                  Allegiant cannot accept third-party checks,
                                  starter checks, credit cards, credit card
                                  checks, cash or cash equivalents (i.e.,
                                  cashier's check, bank draft, money order or
                                  travelers' check).
TELEPHONE
1-800-622-FUND (3863)             Call our Investor Services Line to obtain an   Call our Investor Services Line to purchase
                                  application.                                   additional shares. To authorize this
                                                                                 service, please complete an Account Change
                                                                                 Form or call 1-800-622-FUND (3863).

MAIL                              Complete an application and mail it along      Make your check payable to "Allegiant Funds
                                  with a check payable, in U.S. dollars, to      (Fund Name)."  Please include your account
                                  "Allegiant Funds (Fund Name)."                 number on your check and mail it to the
                                           Allegiant Funds                       address at the left.
                                           P.O. Box 8421
                                           Boston, MA 02266-8421

                                  For overnight delivery mail to:
                                           Boston Financial Data Services
                                           Attn: Allegiant Funds
                                           66 Brooks Drive
                                           Braintree, MA 02184

                                  Allegiant cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).

AUTOMATED CLEARING HOUSE          Complete the "Bank, Wire & Electronic Funds    A Planned Investment Program can be set up
("ACH")                           Transfer Instructions" section of the          to automatically purchase shares on
                                  application to have funds directly             designated dates during the month.  Please
                                  transferred from a bank account.  A primary    see "Planned Investment Program" below.
                                  and secondary account may be established.
                                  Please note all electronic transfers will be
                                  on the primary account unless notified
                                  otherwise. Any changes in these instructions
                                  must be made in writing to Allegiant Funds
                                  with a signature guarantee.

                                  NEW ACCOUNT SET UP                             ADDING TO AN EXISTING ACCOUNT
PLANNED INVESTMENT PROGRAM        With a $50 minimum initial investment and if   With current account information on your
                                  you have a checking or savings account with a  account, participation in the program can
                                  bank, you may purchase Class A, Class B or     be arranged via the Internet or by calling
                                  Class C Shares automatically through regular   1-800-622-FUND (3863).
                                  deductions from your bank account in amounts
                                  of at least $50 per month per account.         For existing accounts, without account
                                                                                 information, participation can be arranged
                                  You may arrange for participation in this      by completing an Account Change Form with
                                  program when a new account is established.     banking information.  This form must
                                                                                 include a signature guarantee by a bank or
                                                                                 other financial institution.

WIRE                              To purchase shares by wire, call               Call 1-800-622-FUND (3863) prior to sending
                                  1-800-622-FUND (3863) to set up your account   the wire in order to obtain a confirmation
                                  to accommodate wire transactions and to        number and to ensure prompt and accurate
                                  receive a wire control number to be included   handling of funds.  Ask your bank to
                                  in the body of the wire. Ask your bank to      transmit immediately available funds by
                                  transmit immediately available funds by wire   wire as described at the left.  Please
                                  in the amount of your purchase to:             include your account number.

                                  State Street Bank and Trust Company            Allegiant and its transfer agent are not
                                  ABA # 011000028                                responsible for the consequences of delays
                                  Account 99052755 Credit Allegiant Funds        resulting from the banking or Federal
                                  (Account Registration)                         Reserve Wire system, or from incomplete
                                  (Account Number)                               wiring instructions.
                                  (Wire Control Number)

                                  Note: Your bank may charge you a fee for this service.

                                  Allegiant and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve
                                  Wire system, or from incomplete wiring
                                  instructions.

FINANCIAL INTERMEDIARY            Contact your financial consultant. Please      Contact your financial consultant. Please
                                  note, your financial consultant or             note, your financial consultant or
                                  institution may charge a fee for its services. institution may charge a fee for its services.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Allegiant on time. Allegiant may authorize certain financial intermediaries to accept, on behalf of Allegiant, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to accept such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is accepted by the financial intermediary on a business day, and the order will be priced at the Fund's net asset value per share (NAV) next determined after such acceptance, adjusted for any applicable sales charge. Your financial intermediary is responsible for transmitting accepted orders to Allegiant within the time period agreed upon.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.


Allegiant may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.


The price per share (the offering price) will be the NAV next determined after the Fund receives your purchase order plus, in the case of Class A Shares, the applicable front-end sales charge. Daily NAV is calculated for the Fund each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.


HOW WE CALCULATE NAV


NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, the Fund generally values its investment portfolio at market price. Certain short-term debt instruments used to manage the Fund's cash are valued on the basis of amortized cost.

The Fund may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.

If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. The Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of the Fund.

Investments by the Fund in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

The Statement of Additional Information contains more detailed information concerning how the Fund values its investments.


SALES CHARGES

FRONT-END SALES CHARGES - CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after the Fund receives your request, plus the front-end sales load. The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment and your investment selection:

--------------------------------------------------------------------------------
                                                                   DEALERS'
                       SALES CHARGE AS                            REALLOWANCE
If your                A % OF OFFERING      AS A % OF NET     AS A % OF OFFERING
Investment is:         PRICE PER SHARE     AMOUNT INVESTED      PRICE PER SHARE
--------------------------------------------------------------------------------

Less than $50,000           4.50                4.71                 4.00
--------------------------------------------------------------------------------
$50,000 but less
   than $100,000            4.00                4.17                 3.50
--------------------------------------------------------------------------------
$100,000 but less
   than $250,000            3.75                3.90                 3.25
--------------------------------------------------------------------------------
$250,000 but less
   than $500,000            2.50                2.56                 2.00
--------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000          2.00                2.04                 1.50
--------------------------------------------------------------------------------
$1,000,000 or more          0.00                0.00                 0.00
--------------------------------------------------------------------------------

There is no front-end sales charge on purchases of Class A Shares of $1,000,000 or more. However, if you redeem the shares within 18 months after the purchase date, a sales charge of 1.00% of the amount redeemed will be assessed against your account.

You may qualify for a reduced sales charge if you are purchasing shares of the Fund. When calculating the appropriate sales charge rate, Allegiant will combine same day purchases of Class A Shares of the Fund (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21), in investment accounts held at different broker-dealers and retirement accounts. This combination also applies to Class A Shares that you purchase with a Letter of Intent, as described below. YOU MUST NOTIFY ALLEGIANT OF THE PURCHASES THAT QUALIFY FOR THIS DISCOUNT AT THE TIME OF PURCHASE. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the Fund or your financial intermediary of the existence of other accounts which you have with an intermediary in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be asked to provide information or records, including account statements, regarding shares of Allegiant Funds held in:

o     all of your accounts at Allegiant or a financial intermediary;


o     any of your accounts at another financial intermediary; and

o accounts of parties related to you, such as your spouse or minor children (under age 21), at any financial intermediary.


To value accounts in order to determine whether you have met sales load breakpoints, Allegiant combines the amount of your new investment with the current value of your existing eligible holdings. For more information on reduced sales charges, please visit Allegiant's website at WWW.ALLEGIANTFUNDS.COM or consult your broker or financial intermediary. The website includes information on sales charges, free of charge and in a clear and prominent format (click on "Funds," click on "Sales Charges and Breakpoints" and then click on "Allegiant Funds Sales Charges," "click here" or "prospectus").


WAIVER OF FRONT-END SALES CHARGE - CLASS A SHARES

The front-end sales charge will be waived on Class A Shares purchased:


      o by Trustees and officers of Allegiant and their immediate families (spouse, parents, siblings, children and grandchildren);


      o     by directors and retired directors of National City Corporation
            (NCC) or any of its affiliates and their immediate families, employees and retired employees of NCC or any of its affiliates and their immediate families and participants in employee benefit/ retirement plans of NCC or any of its affiliates;

      o by officers, directors, employees and retirees of Boston Financial Data Services, Inc. and members of their immediate families;

      o by direct transfer or rollover from a qualified plan for which affiliates of NCC serve as trustee or agent (or certain institutions having relationships with affiliates of NCC);

      o by investors purchasing through payroll deduction, investors in Allegiant Plus account through NCC's Retirement Plan Services or investors investing through "one stop" networks;


      o by orders placed by qualified broker-dealers, investment advisers or financial planners who charge a management fee for their services and place trades for their own account or accounts of clients;

      o through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including Charles Schwab Mutual Fund Marketplace.(TM) Check with your broker-dealer to see if you qualify for this exemption; and


      o by direct rollover from an Allegiant Plus Retirement Plan or Allegiant SIMPLE IRA.


REPURCHASE OF CLASS A SHARES


You may repurchase any amount of Class A Shares of the Fund at NAV without the normal front-end sales charge, up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without paying another front-end sales charge. To exercise this privilege, Allegiant must receive your purchase order within 180 days of your redemption. IN ADDITION, YOU MUST NOTIFY ALLEGIANT WHEN YOU SEND IN YOUR PURCHASE ORDER THAT YOU ARE REPURCHASING SHARES AND WOULD LIKE TO EXERCISE THIS OPTION.


REDUCED SALES CHARGES - CLASS A SHARES


RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. Allegiant will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for:


      (i)   your account;

      (ii)  your spouse's account;

      (iii) a joint account with your spouse; or

      (iv)  your minor children's trust or custodial accounts.


A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. Allegiant will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK US FOR THE REDUCTION AT THE TIME OF PURCHASE. You must provide Allegiant with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). Accounts to be aggregated include investment accounts held at different broker-dealers and retirement accounts. Allegiant may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of the Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. Allegiant will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send Allegiant a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

The Letter authorizes Allegiant to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period or you redeem the entire amount within one year from the date on which the total intended purchase was completed, Allegiant's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).


CONTINGENT DEFERRED SALES CHARGES


You do not pay a sales charge when you purchase Class B Shares and Class C Shares. The offering price of Class B Shares and Class C Shares is simply the next calculated NAV. If you sell your Class B Shares within five years after your purchase or your Class A Shares purchased in the amount of over $1 million without a sales charge or Class C Shares within 18 months after your purchase, you will pay a contingent deferred sales charge as described in the table that follows for Class B Shares or 1.00% for Class A Shares purchased in the amount of over $1 million without a sales charge or Class C Shares on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. Good order means that complete information is provided for your sale request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. The sales charge does not apply to exchanges of a Class of Shares of one Allegiant Fund for the same Class of Shares of another Allegiant Fund. After eight years, your Class B Shares are converted to Class A Shares. There is no conversion feature for Class C Shares.

--------------------------------------------------------------------------------
                                              CLASS B SHARES
                            CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE OF
  YEARS SINCE PURCHASE                DOLLAR AMOUNT SUBJECT TO CHARGE
--------------------------------------------------------------------------------

  FIRST                                            5.0%
  SECOND                                           5.0%
  THIRD                                            4.0%
  FOURTH                                           3.0%
  FIFTH                                            2.0%
  SIXTH                                            NONE
  SEVENTH                                          NONE
  EIGHTH                                           NONE


When an investor redeems Shares, they are redeemed first from those Shares that are not subject to the contingent deferred sales charge (i.e., Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Shares that have been held the longest.

The contingent deferred sales charge will be waived if you sell your Class B Shares or Class C Shares for the following reasons:


o     redemptions following the death or disability of a shareholder;

o redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

o minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

o redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with the plan sponsor;

o     redemptions by a settlor of a living trust;

o redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

o     return of excess contributions;

o redemptions following the death or disability of both shareholders in the case of joint accounts;

o exchanges of one Class of Shares of an Allegiant Fund for the same Class of Shares of another Allegiant Fund;


o distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;


o exchange of Class B Shares or Class C Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

o redemptions by participants in a qualified plan who transfer funds from an Allegiant Fund to a non-Allegiant Fund available through the plan.


GENERAL INFORMATION ABOUT SALES CHARGES


Your securities dealer is paid a commission when you buy Class A Shares or Class C Shares. When you buy Class A Shares, your securities dealer is also paid a servicing fee immediately and as long as you hold your shares. When you buy Class B Shares or Class C Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.


From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

HOW TO SELL YOUR FUND SHARES

Shareholders may sell shares by following the procedures established when they opened their account or accounts.


INTERNET
WWW.ALLEGIANTFUNDS.COM


The minimum amount for Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

TELEPHONE
1-800-622-FUND (3863)


Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page 12 "How to Purchase Fund Shares").

SYSTEMATIC WITHDRAWAL PLAN


If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from the Fund. There will be no deferred sales charge on systematic withdrawals made on Class B Shares and Class C Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your bank-account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or calling our Investor Services line.


FINANCIAL INTERMEDIARY

Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services, in addition to the fees charged by Allegiant.

SIGNATURE GUARANTEE

The use of a guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities. Its use is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors-- these include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a guarantee, nor can we accept a comparison guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.

RECEIVING YOUR MONEY


If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Allegiant in writing and include a signature guaranteed by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by Allegiant will be the next NAV determined less, in the case of Class B Shares and Class C Shares, any applicable deferred sales charge. Good order means that your request includes complete information. See "Contingent Deferred Sales Charges " on page 18 for information concerning the application of contingent deferred sales charges.

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. Allegiant does not charge a fee to wire your funds; however, your institution may charge a fee.


IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES


Allegiant may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:


(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)   the NYSE is closed for other than customary weekend and holiday closings;

(c)   the SEC has by order permitted such suspension; or

(d) an emergency exists, as determined by the SEC, as a result of which: (i) disposal by Allegiant of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Allegiant to determine the fair market value of its net assets.


HOW TO EXCHANGE YOUR SHARES


You may exchange your shares of the Fund for the same class of shares of another Allegiant Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Allegiant's transfer agent is 4:00 p.m. Eastern Time.

INTERNET
WWW.ALLEGIANTFUNDS.COM

You may exchange your shares through the Internet. The minimum amount for an Internet exchange into a new Fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, please call 1-800-622-FUND (3863) or visit our Forms Center online to obtain an Account Change Form.


TELEPHONE
1-800-622-FUND (3863)


Call with your account name, number, and amount of exchange into an existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

SYSTEMATIC EXCHANGE PROGRAM AVAILABLE TO CLASS A, B AND C SHARES

Because purchases of Class A Shares of the Fund may be subject to an initial sales charge, it may be beneficial for you to execute a Letter of Intent indicating an intent to purchase Class A Shares in connection with this program. You may exchange shares of an Allegiant Money Market Fund for any other Allegiant Fund of the same class automatically, at periodic intervals. If you would like to enter a program concerning Class B Shares or Class C Shares, you must exchange them within either six or twelve months from the date of purchase. The minimum exchange is $50.

You may arrange for participation in this program via the Internet at WWW.ALLEGIANTFUNDS.COM, by calling 1-800-622-FUND (3863) or by completing an account application.


MAIL


Indicate which existing Fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:

         Allegiant Funds
         P.O. Box 8421
         Boston, MA 02266-8421

For overnight delivery mail to:


         Boston Financial Data Services
         Attn: Allegiant Funds
         66 Brooks Drive
         Braintree, MA 02184

The minimum exchange amount is $500.


FINANCIAL INTERMEDIARY

Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


When you exchange shares, you are really selling your shares, which may subject you to tax,and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after the Fund receives your exchange request.


CLASS A SHARES


You may exchange Class A Shares of the Fund for Class A Shares of any other Allegiant Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into an Allegiant Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge equal to the difference between the lower and higher applicable sales charges. If you exchange shares into an Allegiant Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange in this manner.


CLASS B SHARES


You may exchange Class B Shares of the Fund for Class B Shares of any other Allegiant Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange, provided you hold your shares for at least five years from your initial purchase.


CLASS C SHARES


You may exchange Class C Shares of the Fund for Class C Shares of any other Allegiant Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS


Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Allegiant has certain safeguards and procedures to confirm the authenticity of instructions, Allegiant is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Allegiant over the telephone or via the Internet, you will generally bear the risk of any loss, provided Allegiant has followed reasonable procedures to confirm the authenticity of instructions.


CUSTOMER IDENTIFICATION PROGRAM


Federal regulations require Allegiant to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Allegiant. To the extent permitted by applicable law, Allegiant reserves the right to place limits on transactions in your account until your identity is verified.


DISTRIBUTION OF FUND SHARES

The Fund has adopted separate distribution plans with respect to Class A Shares, Class B Shares and Class C Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allow the Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.


The Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class A Shares. However, actual distribution fees for Class A Shares are expected to be no more than 0.05% during the current fiscal year. Each of the Class B Shares and Class C Shares may pay up to 0.75% for distribution fees.

The Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class A Shares, Class B Shares or Class C Shares of the Fund. Such services include, but are not limited to, processing purchase and redemption orders, processing dividend payments and maintaining customer account records. The Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class A Shares, Class B Shares or Class C Shares for these shareholder services.

The Fund's Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.


DIVIDENDS AND TAXES

The Fund distributes income monthly.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution.


You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at WWW.ALLEGIANTFUNDS.COM, or by notifying Allegiant in writing prior to the date of the distribution. Your election will be effective for distributions paid the next day if done through the Internet or after Allegiant receives your written notice.


FEDERAL TAXES

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Fund distributions attributable to short-term capital gains and net taxable investment income will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In selecting portfolio securities to be sold, the Fund generally uses tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will generally recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.


The Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2005, the withholding rate is 28%.


The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


SUNSET OF TAX PROVISIONS

Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of these provisions in the Code for taxable years beginning after December 31, 2008.


STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

No financial highlights are presented for the Fund because it had not commenced operations as of the date of this prospectus.

INVESTMENT ADVISER


Allegiant Asset Management Company
200 Public Square, 5th Floor
Cleveland, Ohio 44114


DISTRIBUTOR

Professional Funds Distributor, LLC
760 Moore Road
King of Prussia, PA 19406

LEGAL COUNSEL

Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

                             NOT PART OF PROSPECTUS

                         ALLEGIANT FUNDS PRIVACY NOTICE

      The basis of each customer relationship at Allegiant Funds is built on trust. You have chosen to do business with Allegiant Funds, and we guard that relationship with great care, beginning with the information you have chosen to share with us.

      Allegiant Funds is dedicated to protecting the privacy of your nonpublic personal information. We maintain information about you in order to provide you with the most effective and convenient access to our broad range of financial products and services. We want you to understand what information we collect, and how we use and protect it.

      WHAT INFORMATION WE COLLECT

      "Nonpublic personal information" is information about you that we obtain in connection with providing our financial products or services. Such information includes for example, name, address, age, and account balance.

      We may collect nonpublic personal information about you from the following sources:

o Information that you provide to us, such as on applications or other forms, or

o     Information about your transactions with us

      OUR SECURITY PROCEDURES

      To maintain security of customer information, we restrict access to your personal and account information to persons who need to know that information to provide you products or services. We maintain physical, electronic and procedural safeguards to guard information.

      WHAT INFORMATION WE DISCLOSE

      Allegiant Funds does not disclose nonpublic personal information about you to any third party companies, except as permitted by federal law. The confidentiality of your nonpublic personal information will continue to be maintained consistent with this privacy notice even if you decide to close your account(s), your account becomes inactive, or you otherwise cease to do business with us.

      Allegiant Funds works with third parties to bring you financial services. We disclose information about you as necessary to fulfill these third party service agreements. For example, we may disclose information about you to third parties that assist us in servicing or maintaining your mutual fund account, or other business relationship, such as printing checks or providing periodic account statements. We may also disclose information about you to governmental entities, such as sending annual income statements to the IRS.

                             NOT PART OF PROSPECTUS

      We may disclose all of the information we collect, as described above, to third parties that perform marketing services on our behalf or to other financial institutions, such as National City and its affiliates, with whom we have joint marketing agreements in order to make a variety of financial services available to you. These third parties must agree to strict confidentiality provisions to assure the protection of your information. Because we already limit the sharing of your nonpublic personal information as outlined above, no action is necessary on your part to ensure this result.

      ALLEGIANT FUNDS' PLEDGE TO YOU

      We believe that your privacy should never be compromised. At the same time, we want to offer you the array of financial products and services you need to accomplish your financial goals. We believe we can do both by adhering to the provisions of this privacy notice.

BOARD OF TRUSTEES

ROBERT D. NEARY                                 RICHARD W. FURST
CHAIRMAN                                        Garvice D. Kincaid Professor of Finance and
Retired Co-Chairman, Ernst & Young                 Dean Emeritus, Gatton College of Business
Director:                                          and Economics, University of Kentucky
Commercial Metals Company
Strategic Distribution, Inc.                    GERALD L. GHERLEIN
                                                Retired Executive Vice President and
HERBERT R. MARTENS, JR.                            General Counsel, Eaton Corporation
PRESIDENT
Executive Vice President,                       DALE C. LAPORTE
   National City Corporation                    Partner, Calfee, Halter & Griswold LLP
President and Chief Executive Officer,
   National City Bank, Florida
Chairman, NatCity Investments, Inc.

JOHN G. BREEN                                   KATHLEEN A. OBERT
Retired Chairman and Chief Executive Officer,   Chairman and Chief Executive Officer,
   The Sherwin Williams Co.                        Edward Howard & Co.
Director:
   Goodyear Tire & Rubber Co.                   J. WILLIAM PULLEN
   The Stanley Works                            Retired President and Chief Executive Officer,
                                                   Whayne Supply Company

JOHN F. DURKOTT
President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
   Executive Officer, Centerior Energy


The Allegiant Funds Trustees also serve as Trustees of Allegiant Advantage Fund.

                                                                          [Logo]
                                                              Allegiant(R) Funds
                                                          www.allegiantfunds.com

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Allegiant Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS


These reports will list the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance during the Fund's last fiscal year. The reports will also contain detailed financial information about the Fund and are available, free of charge, on the Funds' website.


TO OBTAIN MORE INFORMATION:


By Internet:
WWW.ALLEGIANTFUNDS.COM


By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:


You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Allegiant Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or writing to:


Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102


[Logo]
Allegiant(R)
    Funds
WWW.ALLEGIANTFUNDS.COM


Allegiant Funds' Investment Company Act registration number is 811-4416

                           ALLEGIANT FUNDS PROSPECTUS
                                    R SHARES


                                 OCTOBER 1, 2005

                              HIGH YIELD BOND FUND

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
      THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[LOGO]
ALLEGIANT(R)
    FUNDS


WWW.ALLEGIANTFUNDS.COM

                               INVESTMENT ADVISER
                                 ALLEGIANT ASSET
                               MANAGEMENT COMPANY
                                 (the "Adviser)

                              ABOUT THIS PROSPECTUS

Allegiant Funds ("Allegiant") is a mutual fund family that offers different classes of shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information that you should know about Class R Shares of the High Yield Bond Fund (the "Fund") before investing. To obtain more information on Allegiant Funds, visit us online at WWW.ALLEGIANTFUNDS.COM or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                            PAGE
                                                                            ----


ALLEGIANT HIGH YIELD BOND FUND.................................................1
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES.........................5
MORE INFORMATION ABOUT FUND INVESTMENTS........................................7
INVESTMENT ADVISER AND INVESTMENT TEAM.........................................8
PURCHASING, SELLING AND EXCHANGING FUND SHARES.................................9
DIVIDENDS AND TAXES...........................................................21
FINANCIAL HIGHLIGHTS..........................................................23

ALLEGIANT HIGH YIELD BOND FUND


FUND SUMMARY

INVESTMENT GOAL                     High level of current income along with
                                    capital appreciation

PRINCIPAL INVESTMENT STRATEGY       Investing in high yield, high risk debt
                                    securities

PRINCIPAL RISKS                     Market risk, credit risk, interest rate
                                    risk, prepayment/extension risk, active
                                    trading risk

PRINCIPAL INVESTMENT STRATEGIES


The Allegiant High Yield Bond Fund's investment objective is to provide a high level of current income along with capital appreciation. The investment objective may be changed without a shareholder vote.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in high yield bonds, which include debt securities of all types. The term "high yield" is generally understood to describe debt securities that are rated below investment grade. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. Debt securities rated below investment grade are commonly referred to as "junk bonds." Junk bonds are debt securities that are rated below BBB by Standard & Poor's Ratings Group or Baa by Moody's Investor Service, Inc., or are of comparable quality. The Fund may invest in all types of debt securities but will invest primarily in corporate debt securities, mortgage-backed securities and asset-backed securities of U.S. and Canadian issuers.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. If a security is downgraded or upgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between five and ten years.

PRINCIPAL RISKS OF INVESTING


GENERAL RISKS. No matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that any or all of its fixed income market segments may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit is lowered, the value of its debt securities may fall. High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.


Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)


                                                     HIGH YIELD BOND FUND(1)
Maximum Sales Charge (Load) Imposed
on Purchases (as a percentage of
offering price)                                                         None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                                    0.75%(2)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                                         None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                                         None
--------------------------------------------------------------------------------
Exchange Fee                                                            None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                                0.60%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                               0.60%
--------------------------------------------------------------------------------
Other Expenses                                                          0.17%(3)
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                                      1.37%
--------------------------------------------------------------------------------

(1) The Fund had not yet commenced operations as of the date of this prospectus. The fees and expenses shown in the table above are those that are expected to apply upon start up of operations.

(2) A contingent deferred sales charge is charged only with respect to Class R Shares redeemed prior to eighteen months from the date of purchase.

(3)   Other expenses are based on estimated amounts for the current fiscal year.

For more information about these fees, see "Investment Adviser and Investment Team" and "Distribution of Fund Shares."

EXAMPLES


This Example is intended to help you compare the cost of investing in the Allegiant High Yield Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions.Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                                        1 YEAR           3 YEARS
                                                        ------           -------
HIGH YIELD BOND FUND
    Class R Shares(1)                                    $214              $434
    Class R Shares(2)                                     139               434

(1)   If you sell your shares at the end of the period.

(2)   If you do not sell your shares at the end of the period.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES


This section provides additional information about the principal investment strategies used by the Fund and the related risks. The Fund's Statement of Additional Information contains more information about the particular types of securities in which the Fund invests. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information and on the Fund's website.


FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause the Fund's average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by the Fund's multiple holdings.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.

o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

o Investment in securities already in default poses an additional risk of loss should non-payment of principal and interest continue. Even if such securities are held to maturity, recovery of the initial investment and any anticipated income or appreciation is uncertain. In addition, expenses may be incurred in seeking recovery of default payments or otherwise protecting the Fund's interests.

EXCHANGE-TRADED FUNDS


The Fund may invest in various types of exchange-traded funds ("ETFs"). ETFs own stocks included in a particular index and changes in the market price of ETFs (before deducting the ETFs' expenses) are generally expected to track the movement of the associated index relatively closely. However, the price movement of ETFs may not perfectly parallel the price action of the associated indices. To the extent the Fund invests in ETFs, shareholders of the Fund may be subject to duplicative management fees. ETFs include iShares(SM), Standard & Poor's Depositary Receipts(TM) ("SPDRs"), S&P Sector SPDRs, DIAMONDS, and other security baskets. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values ("NAVs") of their underlying indices and supply and demand of iShares on the American Stock Exchange ("AMEX"). However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the American Stock Exchange ("AMEX") necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of the Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, the Fund could be required to reconsider the use of iShares as part of its investment strategy. SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index. S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average. The Investment Company Act of 1940, as amended ("1940 Act"), limits investments by registered investment companies in the securities of other investment companies. However, the Fund may invest in ETFs in excess of these limits in accordance with Securities and Exchange Commission exemptive relief granted to such ETFs.

ASSET-BACKED SECURITIES

Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS


The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section are those that the Fund uses under normal circumstances. The Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See the Statement of Additional Information for more detail on the investments and strategies used by the Fund.


For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, the Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

The Fund also may temporarily deviate from its policy to invest 80% of its net assets in fixed income securities in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions. The 80% investment requirement generally applies at the time the Fund purchases securities. In the event the Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.


In fulfilling the 80% investment requirement referred to in the preceding paragraph, the Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of the Fund's principal investment strategy. These instruments may carry greater risk than other types of securities in which the Fund invests. Derivatives and futures contracts and their related risks are discussed in detail in the Statement of Additional Information.

Allegiant has obtained an order from the SEC that allows the Fund to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Allegiant and Allegiant Advantage Fund. The Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.


The Fund may invest up to 25% of its total assets at the time of purchase in foreign securities, including securities of issuers in emerging markets. Securities of Canadian issuers are not subject to this limitation. Such investments are not used as part of the Fund's principal investment strategies.

While not considered a principal investment strategy, the Fund may from time to time purchase securities that are in default.

INVESTMENT ADVISER AND INVESTMENT TEAM


Allegiant Asset Management Company, with its principal offices at 200 Public Square, 5th Floor, Cleveland, Ohio 44114, serves as the Adviser to the Fund. As of June 30, 2005, the Adviser had approximately $26 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.

The Board of Trustees of Allegiant supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


The Adviser's Taxable Fixed Income Team manages the Fund. No one person is primarily responsible for making investment recommendations to the team. The Adviser is entitled to a management fee at the contractual rate of 0.60% of the average annual net assets of the Fund.

-----------------------------------------------------------------------------------------------------------------
Name                                   Business Experience
-----------------------------------------------------------------------------------------------------------------
TAXABLE FIXED INCOME MANAGEMENT TEAM
-----------------------------------------------------------------------------------------------------------------
Andrew Harding                         Mr. Harding has primary responsibility for taxable fixed income strategy
Senior Director for Taxable Fixed      and performance at the Adviser
Income Investments
Years with the Adviser: 5              Prior to joining the Adviser in 2000, Mr. Harding was a portfolio manager
Industry experience:  25 years         with McDonald Investments.

-----------------------------------------------------------------------------------------------------------------
Cynthia D. Cole                        Ms. Cole is primarily responsible for analyzing and recommending corporate
Director of Corporate Bond Investment  sector investments.
Years with the Adviser: 6
Industry experience:  20 years         Ms. Cole has been with the Adviser since 1999.

-----------------------------------------------------------------------------------------------------------------
Timothy Compan, Jr., CFA               Mr. Compan has responsibility for corporate bond portfolio management and
Corporate Bond Analyst                 trading.
Years with the Adviser: 2
Industry experience:  5 years          Prior to joining the Adviser in 2003, Mr. Compan was a corporate bond trader for Goldman Sachs Asset Management.

-----------------------------------------------------------------------------------------------------------------
Matthew Downing                        Mr. Downing has responsibility for fixed income security and portfolio
Fixed Income Analyst                   research.
Years with the Adviser: 4
Industry experience:  5 years          Prior to joining the Adviser in 2001, Mr. Downing was a consultant with
                                       FutureNext Consulting.

-----------------------------------------------------------------------------------------------------------------
Mark Lozina, CFA                       Mr. Lozina has day-to-day responsibility for fixed income security and
Fixed Income Analyst                   portfolio research.
Years with the Adviser: 3
Industry experience:  10 years         Prior to joining the Adviser in 2002, Mr. Lozina was with National City
                                       Corporation's Equity Sponsor Group.

-----------------------------------------------------------------------------------------------------------------

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in Allegiant is described in the Statement of Additional Information.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class R Shares of the Fund. The Fund may accept or reject any purchase order.

      CLASS R SHARES:

      o     NO FRONT-END SALES CHARGE

      o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)

      o     12B-1 FEES UP TO 0.60% OF NET ASSETS

      o     NO MINIMUM INITIAL INVESTMENT FOR QUALIFIED PLANS AND THEIR
            PARTICIPANTS

      o     MINIMUM INITIAL INVESTMENT OF $250 FOR INDIVIDUAL INVESTORS

      o MAXIMUM INITIAL OR SUBSEQUENT INVESTMENT OF $1 MILLION FOR INDIVIDUAL INVESTORS

      o     $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

      o     DOES NOT CONVERT TO ANY OTHER SHARE CLASS

Class R Shares are generally intended for tax-advantaged investments, including qualified retirement plans (such as 401(k) plans), individual retirement accounts, and tax-advantaged non-retirement accounts (such as Coverdell Education Savings Accounts). Class R Shares may also be available to certain institutional investors (such as charitable or endowment funds) and certain non-qualified retirement plans.


From time to time, the Adviser and its affiliates may pay from their own resources a fee to financial institutions that generate purchase orders. These fees are described in the Statement of Additional Information.

The Adviser will monitor the Fund's asset size and, subject to approval by Allegiant's Board of Trustees, may decide to close the Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of the Fund may adversely affect the implementation of the Fund's strategies. If the Fund is closed, the Fund may continue to accept additional investments from existing shareholders.


RETIREMENT PLAN PARTICIPANTS

If you buy, sell or exchange shares through a retirement plan, the procedures for buying, selling and exchanging shares and account features and policies may be different than those described in this prospectus. Plan participants should contact your plan sponsor or administrator for information regarding procedures for investing in the Fund.

LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS


Allegiant's Board of Trustees has imposed limitations on purchases, exchanges and redemptions to prevent excessive short-term trading by shareholders. These restrictions apply uniformly. Under the Fund's procedures, the Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of the Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than six "round trip" transactions - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during any 12-month period. If multiple "round trip" transactions occur in an account, there must be at least 60 calendar days between the initiation of each transaction.


Shareholders who violate this policy will be notified of violations of Allegiant's market timing policies. If a shareholder continues market timing activities after being cited for market timing violations, the account will be closed to new purchases or exchanges of the Fund shares.


If any transaction is deemed to have the potential to adversely impact the Fund, the Fund reserves the right to:

o     Reject a purchase or exchange

o Delay payment of immediate cash redemption proceeds for up to seven calendar days

o Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

o     Limit the amount of any exchange


Allegiant reserves the right to revise or terminate the exchange privilege at any time, for any reason.


You will be provided 60 days' notice before any material change to the exchange privilege is made.

HOW TO PURCHASE FUND SHARES

                          NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT
---------------------------------------------------------------------------------------------------------------
INTERNET                  Visit our site and click on "Open an          You may place your purchase order
WWW.ALLEGIANTFUNDS.COM    Account Online." Or log on to our on-line     on our Web Site using your established
                          Forms Center to print or complete an          banking instructions for payment. To
                          application on-line. Mail the application     authorize this service, please complete
                          to the address below. Unless you arrange      an Account Change Form or call
                          to pay by wire or ACH, write your check,      1-800-622-FUND (3863).
                          payable in U.S. dollars, to "Allegiant
                          Funds (Fund name)."  Allegiant cannot
                          accept third-party checks, starter checks,
                          credit cards, credit card checks, cash or
                          cash equivalents (i.e., cashier's check,
                          bank draft, money order or travelers'
                          check).
---------------------------------------------------------------------------------------------------------------
TELEPHONE                 Call our Investor Services Line to obtain     Call our Investor Services Line to
1-800-622-FUND (3863)     an application.                               purchase additional shares. To
                                                                        authorize this service, please
                                                                        complete an Account Change Form or
                                                                        call 1-800-622-FUND (3863).

---------------------------------------------------------------------------------------------------------------
MAIL                      Complete an application and mail it along     Make your check payable to
                          with a check payable, in U.S. dollars, to     "Allegiant Funds (Fund Name)."
                          "Allegiant Funds (Fund Name)."                Please include your account number
                            Allegiant Funds                             on your check and mail it to the
                            P.O. Box 8421                               address at the left.
                            Boston, MA 02266-8421

                          For overnight delivery mail to:
                            Boston Financial Data Services
                            Attn: Allegiant Funds
                            66 Brooks Drive
                            Braintree, MA 02184

                          Allegiant cannot accept third-party
                          checks, starter checks, credit cards,
                          credit card checks, cash or cash
                          equivalents (i.e., cashier's check, bank draft, money order or travelers' check).

---------------------------------------------------------------------------------------------------------------
AUTOMATED CLEARING        Complete the "Bank, Wire & Electronic         A Planned Investment Program can
HOUSE ("ACH")             Funds Transfer Instructions"  section of      be set up to automatically
                          the application to have funds directly        purchase shares on designated
                          transferred from a bank account.  A           dates during the month.  Please
                          primary and secondary account may be          see "Planned Investment Program"
                          established.  Please note all electronic      below.
                          transfers will be on the primary account
                          unless notified otherwise. Any changes in
                          these instructions must be made in writing
                          to Allegiant Funds with a signature
                          guarantee.

                          NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT
---------------------------------------------------------------------------------------------------------------
PLANNED INVESTMENT        With a $50 minimum initial investment and     With current account information
PROGRAM                   if you have a checking or savings account     on your account, participation in
                          with a bank, you may purchase Class R         the program can be arranged via
                          Shares automatically through regular          the Internet or by calling
                          deductions from your bank account in          1-800-622-FUND (3863).
                          amounts of at least $50 per month per
                          account.                                      For existing accounts, without
                                                                        account information, participation
                          You may arrange for participation in this     can be arranged by completing an
                          program when a new account is established.    Account Change Form with banking
                                                                        information.  This form must
                                                                        include a signature guarantee by a
                                                                        bank or other financial
                                                                        institution.

---------------------------------------------------------------------------------------------------------------
WIRE                      To purchase shares by wire, call              Call 1-800-622-FUND (3863)
                          1-800-622-FUND (3863) to set up your          prior to sending the wire in
                          account to accommodate wire                   order to obtain a confirmation
                          transactions and to receive a wire            number and to ensure prompt and
                          control number to be included in the          accurate handling of funds.
                          body of the wire. Ask your bank to            Ask your bank to transmit
                          transmit immediately available funds          immediately available funds by
                          by wire in the amount of your                 wire as described at the left.
                          purchase to:                                  Please include your account
                                                                        number.
                          State Street Bank and Trust Company
                          ABA # 011000028                               Allegiant and its transfer
                          Account 99052755 Credit Allegiant             agent are not responsible for
                          Funds                                         the consequences of delays
                          (Account Registration)                        resulting from the banking or
                          (Account Number)                              Federal Reserve Wire system, or
                          (Wire Control Number)                         from incomplete wiring
                                                                        instructions.
                          Note: Your bank may charge you a fee
                          for this service.

                          Allegiant and its transfer agent are
                          not responsible for the consequences
                          of delays resulting from the banking
                          or Federal Reserve Wire system, or
                          from incomplete wiring instructions.
---------------------------------------------------------------------------------------------------------------
FINANCIAL INTERMEDIARY    Contact your financial consultant.            Contact your financial
                          Please note, your financial                   consultant. Please note, your
                          consultant or institution may charge          financial consultant or
                          a fee for its services.                       institution may charge a fee
                                                                        for its services.
---------------------------------------------------------------------------------------------------------------

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Allegiant on time. Allegiant may authorize certain financial intermediaries to accept, on behalf of Allegiant, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to accept such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is accepted by the financial intermediary on a business day, and the order will be priced at the Fund's net asset value per share (NAV) next determined after such acceptance, adjusted for any applicable sales charge. Your financial intermediary is responsible for transmitting accepted orders to Allegiant within the time period agreed upon.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.


Allegiant may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.


The price per share (the offering price) will be the NAV next determined after the Fund receives your purchase order. Daily NAV is calculated for the Fund each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.


HOW WE CALCULATE NAV


NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, the Fund generally values its investment portfolio at market price. Certain short-term debt instruments used to manage the Fund's cash are valued on the basis of amortized cost.

The Fund may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.

If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. The Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of the Fund.


Investments by the Fund in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

The Statement of Additional Information contains more detailed information concerning how the Fund values its investments.


SALES CHARGES

CONTINGENT DEFERRED SALES CHARGES


If you sell your Class R Shares within 18 months of purchase, you will pay a contingent deferred sales charge of 0.75% on either (1) the NAV of the shares at the time of purchase, or (2) the NAV of the shares next calculated after Allegiant receives your sale request in good order, whichever is less. Good order means that complete information is provided for your sale request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class R Shares of the Fund for Class R Shares of another Allegiant Fund.


When an investor redeems Class R Shares, they are redeemed first from those Class R Shares that are not subject to the contingent deferred sales charge (i.e., Class R Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Class R Shares that have been held the longest.

The contingent deferred sales charge will be waived if you sell your Class R Shares for the following reasons:

o     redemptions following the death or disability of a shareholder;

o redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

o minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

o redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with the plan sponsor;

o     redemptions by a settlor of a living trust;


o redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;


o     return of excess contributions;

o redemptions following the death or disability of both shareholders in the case of joint accounts;


o exchanges of Class R Shares of the Fund for Class R Shares of another Allegiant Fund;


o distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;


o exchange of Class R Shares of the Fund for Class I Shares of the Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

o redemptions by participants in a qualified plan who transfer funds from the Fund to a non-Allegiant fund available through the plan.

For more information on sales charges, please visit Allegiant's website at WWW.ALLEGIANTFUNDS.COM. The website includes information on sales charges, free of charge and in clear and prominent format (click on "Funds", click on "Sales Charges & Breakpoints", and then click on "Click here" or "Prospectuses").

HOW TO SELL YOUR FUND SHARES
Holders of Class R Shares may sell shares by following the procedures established when they opened their account or accounts.

INTERNET
WWW.ALLEGIANTFUNDS.COM


The minimum amount for an Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

TELEPHONE
1-800-622-FUND (3863)

Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page 12 "How to Purchase Fund Shares").

SYSTEMATIC WITHDRAWAL PLAN


If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class R Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your bank account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or calling our Investor Services line.


FINANCIAL INTERMEDIARY


Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services, in addition to the fees charged by Allegiant.


SIGNATURE GUARANTEE

The use of a guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities. Its use is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors-- these include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a guarantee, nor can we accept a comparison guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.

RECEIVING YOUR MONEY


If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Allegiant in writing and include a signature guaranteed by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by Allegiant will be the next NAV determined less any applicable deferred sales charge. Good order means that your request includes complete information. See "Contingent Deferred Sales Charges" on page 15 for information concerning the application of contingent deferred sales charges.

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. Allegiant does not charge a fee to wire your funds; however, your institution may charge a fee.


IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES


Allegiant may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:


(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)   the NYSE is closed for other than customary weekend and holiday closings;

(c)   the SEC has by order permitted such suspension; or


(d) an emergency exists, as determined by the SEC, as a result of which: (i) disposal by Allegiant of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Allegiant to determine the fair market value of its net assets.


HOW TO EXCHANGE YOUR SHARES


You may exchange Class R Shares of the Fund for Class R Shares of another Allegiant Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Allegiant's transfer agent is 4:00 p.m. Eastern Time.

INTERNET
WWW.ALLEGIANTFUNDS.COM

You may exchange your shares through the Internet. The minimum amount for an Internet exchange into a new Fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, please call 1-800-622-FUND (3863) or visit our Forms Center online to obtain an Account Change Form.


TELEPHONE
1-800-622-FUND (3863)

Call with your account name, number, and amount of exchange into an existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

MAIL


Indicate which existing Fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:

     Allegiant Funds
     P.O. Box 8421
     Boston, MA 02266-8421


For overnight delivery mail to:


     Boston Financial Data Services
     Attn: Allegiant Funds
     66 Brooks Drive
     Braintree, MA 02184


The minimum exchange amount is $500.

SYSTEMATIC EXCHANGE PROGRAM


You can exchange Class R Shares of an Allegiant Money Market Fund for Class R Shares of any other Allegiant Fund automatically, at periodic intervals.

If you would like to enter into a systematic exchange program concerning Class R Shares you must exchange them within either six or twelve months from the date of purchase. The minimum exchange amount is $50.

You may arrange for participation in this program via the Internet at WWW.ALLEGIANTFUNDS.COM, by calling 1-800-622-FUND (3863) or by completing an account application.


FINANCIAL INTERMEDIARY

Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after the Fund receives your exchange request.


No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS


Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Allegiant has certain safeguards and procedures to confirm the authenticity of instructions, Allegiant is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Allegiant over the telephone or via the Internet, you will generally bear the risk of any loss, provided Allegiant has followed reasonable procedures to confirm the authenticity of instructions.


CUSTOMER IDENTIFICATION PROGRAM


Federal regulations require Allegiant to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Allegiant. To the extent permitted by applicable law, Allegiant reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan with respect to Class R Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows the Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Distribution fees for Class R Shares, as a percentage of average daily net assets, are 0.60% with respect to the Fund.


The Fund's Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.


DIVIDENDS AND TAXES

The Fund distributes income monthly.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive a distribution.


You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at WWW.ALLEGIANTFUNDS.COM, or by notifying Allegiant in writing prior to the date of the distribution. Your election will be effective for distributions paid the next day if done through the Internet or after Allegiant receives your written notice.


FEDERAL TAXES

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Fund distributions attributable to short-term capital gains and net taxable investment income will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In selecting portfolio securities to be sold, the Fund generally uses tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will generally recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.


The Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2005, the withholding rate is 28%.


The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


SUNSET OF TAX PROVISIONS

Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of these provisions in the Code for taxable years beginning after December 31, 2008.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

No financial highlights are presented for the Fund because it was not in operation during the last fiscal year.

INVESTMENT ADVISER


Allegiant Asset Management Company
200 Public Square, 5th Floor
Cleveland, Ohio 44114


DISTRIBUTOR

Professional Funds Distributor, LLC
760 Moore Road
King of Prussia, PA 19406

LEGAL COUNSEL

Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

                             NOT PART OF PROSPECTUS

                         ALLEGIANT FUNDS PRIVACY NOTICE

      The basis of each customer relationship at Allegiant Funds is built on trust. You have chosen to do business with Allegiant Funds, and we guard that relationship with great care, beginning with the information you have chosen to share with us.

      Allegiant Funds is dedicated to protecting the privacy of your nonpublic personal information. We maintain information about you in order to provide you with the most effective and convenient access to our broad range of financial products and services. We want you to understand what information we collect, and how we use and protect it.

      WHAT INFORMATION WE COLLECT

      "Nonpublic personal information" is information about you that we obtain in connection with providing our financial products or services. Such information includes for example, name, address, age, and account balance.

      We may collect nonpublic personal information about you from the following sources:

o Information that you provide to us, such as on applications or other forms, or

o     Information about your transactions with us

      OUR SECURITY PROCEDURES

      To maintain security of customer information, we restrict access to your personal and account information to persons who need to know that information to provide you products or services. We maintain physical, electronic and procedural safeguards to guard information.

      WHAT INFORMATION WE DISCLOSE

      Allegiant Funds does not disclose nonpublic personal information about you to any third party companies, except as permitted by federal law. The confidentiality of your nonpublic personal information will continue to be maintained consistent with this privacy notice even if you decide to close your account(s), your account becomes inactive, or you otherwise cease to do business with us.

      Allegiant Funds works with third parties to bring you financial services. We disclose information about you as necessary to fulfill these third party service agreements. For example, we may disclose information about you to third parties that assist us in servicing or maintaining your mutual fund account, or other business relationship, such as printing checks or providing periodic account statements. We may also disclose information about you to governmental entities, such as sending annual income statements to the IRS.

                             NOT PART OF PROSPECTUS

      We may disclose all of the information we collect, as described above, to third parties that perform marketing services on our behalf or to other financial institutions, such as National City and its affiliates, with whom we have joint marketing agreements in order to make a variety of financial services available to you. These third parties must agree to strict confidentiality provisions to assure the protection of your information. Because we already limit the sharing of your nonpublic personal information as outlined above, no action is necessary on your part to ensure this result.

      ALLEGIANT FUNDS' PLEDGE TO YOU

      We believe that your privacy should never be compromised. At the same time, we want to offer you the array of financial products and services you need to accomplish your financial goals. We believe we can do both by adhering to the provisions of this privacy notice.

BOARD OF TRUSTEES

ROBERT D. NEARY                               RICHARD W. FURST
CHAIRMAN                                      Garvice D. Kincaid Professor of Finance and
Retired Co-Chairman, Ernst & Young               Dean Emeritus, Gatton College of Business
Director:                                        and Economics, University of Kentucky
Commercial Metals Company
Strategic Distribution, Inc.                  GERALD L. GHERLEIN
                                              Retired Executive Vice President and
HERBERT R. MARTENS, JR.                          General Counsel, Eaton Corporation
PRESIDENT
Executive Vice President,                     DALE C. LAPORTE
   National City Corporation                  Partner, Calfee, Halter & Griswold LLP
Chairman and Chief Executive
   Officer, NatCity Investments, Inc.

JOHN G. BREEN                                 KATHLEEN A. OBERT
Retired Chairman and CEO,                     Chairman and Chief Executive Officer,
   The Sherwin Williams Co.                      Edward Howard & Co.
Director:
   Goodyear Tire & Rubber Co.                 J. WILLIAM PULLEN
   The Stanley Works                          Retired President and Chief Executive Officer,
                                                 Whayne Supply Company
                                              Director:
                                                 Whayne Supply Company

JOHN F. DURKOTT
President and Chief Operating Officer,
   Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
   Executive Officer, Centerior Energy


The Allegiant Funds Trustees also serve as Trustees of Allegiant Advantage Fund.

                                                                          [Logo]
                                                              Allegiant(R) Funds
                                                          www.allegiantfunds.com

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Allegiant Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS


These reports will list the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance during the Fund's last fiscal year. The reports also contain detailed financial information about the Fund and are available, free of charge, on the Funds' website.


TO OBTAIN MORE INFORMATION:


By Internet:
www.allegiantfunds.com


By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:


You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Allegiant Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or writing to:


Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102


[Logo]
Allegiant(R)
    Funds
www.allegiantfunds.com

Allegiant Funds' Investment Company Act registration number is 811-4416

                           ALLEGIANT FUNDS PROSPECTUS
                            I SHARES (INSTITUTIONAL)

                                 OCTOBER 1, 2005


                              HIGH YIELD BOND FUND

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
      THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[LOGO]
ALLEGIANT(R)
    FUNDS
WWW.ALLEGIANTFUNDS.COM

                               INVESTMENT ADVISER
                                 ALLEGIANT ASSET
                               MANAGEMENT COMPANY
                                 (the "Adviser")


                              ABOUT THIS PROSPECTUS


Allegiant Funds ("Allegiant") is a mutual fund family that offers different classes of shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information that you should know about Class I Shares of the High Yield Bond Fund (the "Fund") before investing. To obtain more information on Allegiant Funds, visit us online at WWW.ALLEGIANTFUNDS.COM or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                            PAGE
                                                                            ----


ALLEGIANT HIGH YIELD BOND FUND.................................................1
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES.........................5
MORE INFORMATION ABOUT FUND INVESTMENTS........................................7
INVESTMENT ADVISER AND INVESTMENT TEAM.........................................8
PURCHASING, SELLING AND EXCHANGING FUND SHARES.................................9
DIVIDENDS AND TAXES...........................................................17
FINANCIAL HIGHLIGHTS..........................................................19

ALLEGIANT HIGH YIELD BOND FUND


FUND SUMMARY

INVESTMENT GOAL                     High level of current income along with
                                    capital appreciation

PRINCIPAL INVESTMENT STRATEGY       Investing in high yield, high risk debt
                                    securities

PRINCIPAL RISKS                     Market risk, credit risk, interest rate
                                    risk, prepayment/extension risk, active
                                    trading risk

PRINCIPAL INVESTMENT STRATEGIES


The Allegiant High Yield Bond Fund's investment objective is to provide a high level of current income along with capital appreciation. The investment objective may be changed without a shareholder vote.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in high yield bonds, which include debt securities of all types. The term "high yield" is generally understood to describe debt securities that are rated below investment grade. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. Debt securities rated below investment grade are commonly referred to as "junk bonds." Junk bonds are debt securities that are rated below BBB by Standard & Poor's Ratings Group or Baa by Moody's Investor Service, Inc., or are of comparable quality. The Fund may invest in all types of debt securities but will invest primarily in corporate debt securities, mortgage-backed securities and asset-backed securities of U.S. and Canadian issuers.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. If a security is downgraded or upgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between five and ten years.

PRINCIPAL RISKS OF INVESTING


GENERAL RISKS. No matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that any or all of its fixed income market segments may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit is lowered, the value of its debt securities may fall. High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)


                                                         HIGH YIELD BOND FUND(1)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)                     None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of net asset value)                                    None
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)                               None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                          None
--------------------------------------------------------------------------------
Exchange Fee                                                      None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                                            0.60%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                           0.05%(2),(3)
--------------------------------------------------------------------------------
Other Expenses                                                      0.17%(3)
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                0.82%
--------------------------------------------------------------------------------


(1) The Fund had not yet commenced operations as of the date of this prospectus. The fees and expenses shown in the table above are those that are expected to apply upon start up of operations.


(2) Class I Shares of the Fund may reimburse expenses up to a maximum of 0.10% for Distribution (12b-1) Fees under the Fund's distribution plan for Class I Shares. Such reimbursements are expected to be no more than 0.05% during the current fiscal year.


(3) Other Expenses and Distribution (12b-1) Fees are based on estimated amounts for the current fiscal year.

For more information about these fees, see "Investment Adviser and Investment Team" and "Distribution of Fund Shares."

EXAMPLES


This Example is intended to help you compare the cost of investing in the Allegiant High Yield Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same, and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                      1 YEAR            3 YEARS
                                                      ------            -------
HIGH YIELD BOND FUND                                    $84               $262

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES


This section provides additional information about the principal investment strategies used by the Fund and the related risks. The Fund's Statement of Additional Information contains more information about the particular types of securities in which the Fund invests. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information and on the Fund's website.


FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause the Fund's average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by the Fund's multiple holdings.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.

o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

o Investment in securities already in default poses an additional risk of loss should non-payment of principal and interest continue. Even if such securities are held to maturity, recovery of the initial investment and any anticipated income or appreciation is uncertain. In addition, expenses may be incurred in seeking recovery of default payments or otherwise protecting the Fund's interests.

EXCHANGE-TRADED FUNDS


The Fund may invest in various types of exchange-traded funds ("ETFs"). ETFs own stocks included in a particular index and changes in the market price of ETFs (before deducting the ETFs' expenses) are generally expected to track the movement of the associated index relatively closely. However, the price movement of ETFs may not perfectly parallel the price action of the associated indices. To the extent the Fund invests in ETFs, shareholders of the Fund may be subject to duplicative management fees. ETFs include iShares(SM), Standard & Poor's Depositary Receipts(TM) ("SPDRs"), S&P Sector SPDRs, DIAMONDS, and other security baskets. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values ("NAVs") of their underlying indices and supply and demand of iShares on the American Stock Exchange ("AMEX"). However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the American Stock Exchange ("AMEX") necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of the Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, the Fund could be required to reconsider the use of iShares as part of its investment strategy. SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index. S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average. The Investment Company Act of 1940, as amended ("1940 Act"), limits investments by registered investment companies in the securities of other investment companies. However, the Fund may invest in ETFs in excess of these limits in accordance with Securities and Exchange Commission exemptive relief granted to such ETFs.

ASSET-BACKED SECURITIES

Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS


The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section are those that we use under normal circumstances. The Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See the Statement of Additional Information for more detail on the investments and strategies used by the Fund.


For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, the Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

The Fund also may temporarily deviate from its policy to invest 80% of its net assets in fixed income securities in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions. The 80% investment requirement generally applies at the time the Fund purchases securities. In the event the Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

In fulfilling the 80% investment requirement referred to in the preceding paragraph, the Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of the Fund's principal investment strategy. These instruments may carry greater risk than other types of securities in which the Fund invests. Derivatives and futures contracts and their related risks are discussed in detail in the Statement of Additional Information.

Allegiant has obtained an order from the SEC that allows the Fund to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Allegiant and Allegiant Advantage Fund. The Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.


The Fund may invest up to 25% of its total assets at the time of purchase in foreign securities, including securities of issuers in emerging markets. Securities of Canadian issuers are not subject to this limitation. Such investments are not used as part of the Fund's principal investment strategies.

While not considered a principal investment strategy, the Fund may from time to time purchase securities that are in default.

INVESTMENT ADVISER AND INVESTMENT TEAM


Allegiant Asset Management Company, with its principal offices at 200 Public Square, 5th Floor, Cleveland, Ohio 44114, serves as the Adviser to the Fund. As of June 30, 2005, the Adviser had approximately $26 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.


The Board of Trustees of Allegiant supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser's Taxable Fixed Income Management Team manages the Fund. No one person is primarily responsible for making investment recommendations to the team. The Adviser is entitled to a management fee at the contractual rate of 0.60% of the average annual net assets of the Fund.

-----------------------------------------------------------------------------------------------------------------
Name                                   Business Experience
-----------------------------------------------------------------------------------------------------------------
TAXABLE FIXED INCOME MANAGEMENT TEAM
-----------------------------------------------------------------------------------------------------------------
Andrew Harding                         Mr. Harding has primary responsibility for taxable fixed income strategy
Senior Director for Taxable Fixed      and performance at the Adviser.
Income Investments
Years with the Adviser: 5              Prior to joining the Adviser in 2000, Mr. Harding was a portfolio manager
Industry experience:  25 years         with McDonald Investments.

-----------------------------------------------------------------------------------------------------------------
Cynthia D. Cole                        Ms. Cole is primarily responsible for analyzing and recommending corporate
Director of Corporate Bond Investment  sector investments.
Years with the Adviser: 6
Industry experience:  20 years         Ms. Cole has been with the Adviser since 1999.

-----------------------------------------------------------------------------------------------------------------
Timothy Compan, Jr., CFA               Mr. Compan has responsibility for corporate bond portfolio management and
Corporate Bond Specialist              trading.
Years with the Adviser: 2
Industry experience:  5 years          Prior to joining the Adviser in 2003, Mr. Compan was a corporate bond trader for Goldman Sachs Asset Maangement.

-----------------------------------------------------------------------------------------------------------------
Matthew Downing                        Mr. Downing has responsibility for fixed income security and portfolio
Fixed Income Analyst                   research.
Years with the Adviser: 4
Industry experience:  4 years          Prior to joining the Adviser in 2001, Mr. Downing was a consultant with
                                       FutureNext Consulting.

-----------------------------------------------------------------------------------------------------------------
Mark Lozina, CFA                       Mr. Lozina has day-to-day responsibility for fixed income security and
Fixed Income Analyst                   portfolio research.
Years with the Adviser: 3
Industry experience:  9 years          Prior to joining the Adviser in 2002, Mr. Lozina was with National City
                                       Corporation's Equity Sponsor Group.

-----------------------------------------------------------------------------------------------------------------

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in Allegiant is described in the Statement of Additional Information.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

CLASS I SHARES HAVE NO SALES CHARGE, NO MINIMUM INITIAL INVESTMENT AND ARE ONLY AVAILABLE TO FINANCIAL INSTITUTIONS.

Class I Shares are for financial institutions investing for their own or their customers' accounts. The Fund may accept or reject any purchase order.


From time to time, the Adviser and its affiliates may pay from their own resources a fee to financial institutions that generate purchase orders. These fees are described in the Statement of Additional Information.

The Adviser will monitor the Fund's asset size and, subject to approval by Allegiant's Board of Trustees, may decide to close the Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of the Fund may adversely affect the implementation of the Fund's strategies. If the Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS


Allegiant`s Board of Trustees has imposed limitations on purchases, exchanges and redemptions to prevent excessive short-term trading by shareholders. These restrictions apply uniformly. Under the Fund's procedures, the Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.


Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of the Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than six "round trip" transactions - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during any 12-month period. If multiple "round trip" transactions occur in an account, there must be at least 60 calendar days between the initiation of each transaction.


Shareholders who violate this policy will be notified of violations of Allegiant's market timing policies. If a shareholder continues market timing activities after being cited for market timing violations, the account will be closed to new purchases or exchanges of the Fund shares.


If any transaction is deemed to have the potential to adversely impact the Fund, the Fund reserves the right to:

o     Reject a purchase or exchange

o Delay payment of immediate cash redemption proceeds for up to seven calendar days

o Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

o     Limit the amount of any exchange


Allegiant reserves the right to revise or terminate the exchange privilege at any time, for any reason.

You will be provided 60 days' notice before any material change to the exchange privilege is made.

HOW TO PURCHASE FUND SHARES

                                NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT
TELEPHONE                       Call our Investor Services Line to obtain     Call our Investor Services Line
1-800-622-FUND (3863)           an application.                               to purchase additional shares.

MAIL                            Complete an application and mail it along     Make your check payable to
                                with a check payable, in U.S. dollars, to     "Allegiant Funds (Fund Name)."
                                "Allegiant Funds (Fund Name)."                Please include your account
                                   Allegiant Funds                            number on your check and mail it
                                   P.O. Box 8421                              to the address at the left.
                                   Boston, MA  02266-8421

                                For overnight delivery mail to:
                                   Boston Financial Data Services
                                   Attn:  Allegiant Funds
                                   66 Brooks Drive
                                   Braintree, MA  02184

                                Allegiant cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).

WIRE                            To purchase shares by wire, call              Call 1-800-622-FUND (3863) prior
                                1-800-622-FUND (3863) to set up your          to sending the wire in order to
                                account to accommodate wire transactions      obtain a confirmation number and
                                and to receive a wire control number to be    to ensure prompt and accurate
                                included in the body of the wire.  Ask your   handling of funds.  Ask your bank
                                bank to transmit immediately available        to transmit immediately available
                                funds by wire in the amount of your           funds by wire as described at the
                                purchase to:                                  left.  Please include your
                                                                              account number.
                                   State Street Bank and Trust Company
                                   ABA #011000028                             Allegiant and its transfer agent
                                   Account 99052755 Credit Allegiant Funds    are not responsible for the
                                   (Account Registration)                     consequences of delays resulting
                                   (Account Number)                           from the banking or Federal
                                   (Wire Control Number)                      Reserve Wire system, or from
                                                                              incomplete wiring instructions.
                                   Note: Your bank may charge you a fee
                                   for this service.

                                Allegiant and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal
                                Reserve Wire system, or from incomplete
                                wiring instructions.

                                NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT
FINANCIAL INTERMEDIARY          You may buy shares through accounts with      Please refer to New Account Set
                                brokers or other financial institutions       Up to the left.
                                that are authorized to place trades in Fund
                                shares for their customers.  If you invest
                                through an authorized institution, you will
                                have to follow its procedures.  Your broker
                                or institution may charge a fee for its
                                services, in addition to the fees charged
                                by Allegiant.  Address correspondence or
                                questions regarding a Fund to your
                                institution.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.


Allegiant may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.


The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order. Daily NAV is calculated for the Fund each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.


HOW WE CALCULATE NAV


NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, the Fund generally values its investment portfolio at market price. Certain short-term debt instruments used to manage the Fund's cash are valued on the basis of amortized cost.

The Fund may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.

If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. The Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded.

Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of the Fund.

Investments by the Fund in any mutual fund are valued at their respective net asset values as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.


The Statement of Additional Information contains more detailed information concerning how the Fund values its investments.


SALES CHARGES

There are no sales charges on the purchase of Class I Shares.

HOW TO SELL YOUR FUND SHARES

Shareholders may sell shares by following the procedures established when they opened their account or accounts.

TELEPHONE
1-800-622-FUND (3863)

Call with the account name, number, and amount of redemption. Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page 11 "How to Purchase Fund Shares").

FINANCIAL INTERMEDIARY


Contact your broker or institution. Your broker or institution may charge a fee for its services in addition to the fees charged by Allegiant.

SIGNATURE GUARANTEE

The use of a guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities. Its use is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors-- these include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a guarantee, nor can we accept a comparison guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.

RECEIVING YOUR MONEY


If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Allegiant in writing and include a signature guaranteed by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by Allegiant will be the next NAV determined after the fund receives your request. Good order means that your request includes complete information.

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. Allegiant does not charge a fee to wire your funds; however, your institution may charge a fee. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES


Allegiant may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:


(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)   the NYSE is closed for other than customary weekend and holiday closings;

(c)   the SEC has by order permitted such suspension; or


(d) an emergency exists, as determined by the SEC, as a result of which: (i) disposal by Allegiant of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Allegiant to determine the fair market value of its net assets.


HOW TO EXCHANGE YOUR SHARES


You may exchange your Class I Shares of the Fund for Class I Shares of another Allegiant Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Allegiant's transfer agent is 4:00 p.m. Eastern time.


TELEPHONE
1-800-622-FUND (3863)

Call with your account name, number, and amount of exchange into a new or existing fund (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

MAIL

Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:


         Allegiant Funds
         P.O. Box 8421
         Boston, MA  02266-8421

For overnight delivery mail to:


         Boston Financial Data Services
         Attn: Allegiant Funds
         66 Brooks Drive
         Braintree, MA  02184


The minimum exchange amount is $500.

FINANCIAL INTERMEDIARY

Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after the Fund receives your exchange request.


CUSTOMER IDENTIFICATION PROGRAM


Federal regulations require Allegiant to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Allegiant. To the extent permitted by applicable law, Allegiant reserves the right to place limits on transactions in your account until your identity is verified.


DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan with respect to Class I Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows the Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

The Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class I Shares. However, actual distribution fees for Class I Shares are expected to be no more than 0.05% during the current fiscal year.

The Fund's Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.


DIVIDENDS AND TAXES

The Fund distributes income monthly.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution.


You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options by notifying Allegiant in writing prior to the date of the distribution. Your election will be effective for distributions paid the next day after Allegiant receives your written notice.


FEDERAL TAXES

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Fund distributions attributable to short-term capital gains and net taxable investment income will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In selecting portfolio securities to be sold, the Fund generally uses tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will generally recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.


The Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2005, the withholding rate is 28%.


The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

SUNSET OF TAX PROVISIONS


Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of these provisions in the Code for taxable years beginning after December 31, 2008.


STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

No financial highlights are presented for the Fund because it had not commenced operations as of the date of this prospectus.

INVESTMENT ADVISER


Allegiant Asset Management Company
200 Public Square, 5th Floor
Cleveland, Ohio 44114


DISTRIBUTOR

Professional Funds Distributor, LLC
760 Moore Road
King of Prussia, PA 19406

LEGAL COUNSEL

Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

                             NOT PART OF PROSPECTUS

                         ALLEGIANT FUNDS PRIVACY NOTICE

      The basis of each customer relationship at Allegiant Funds is built on trust. You have chosen to do business with Allegiant Funds, and we guard that relationship with great care, beginning with the information you have chosen to share with us.

      Allegiant Funds is dedicated to protecting the privacy of your nonpublic personal information. We maintain information about you in order to provide you with the most effective and convenient access to our broad range of financial products and services. We want you to understand what information we collect, and how we use and protect it.

      WHAT INFORMATION WE COLLECT

      "Nonpublic personal information" is information about you that we obtain in connection with providing our financial products or services. Such information includes for example, name, address, age, and account balance.

      We may collect nonpublic personal information about you from the following sources:

o Information that you provide to us, such as on applications or other forms, or

o     Information about your transactions with us

      OUR SECURITY PROCEDURES

      To maintain security of customer information, we restrict access to your personal and account information to persons who need to know that information to provide you products or services. We maintain physical, electronic and procedural safeguards to guard information.

      WHAT INFORMATION WE DISCLOSE

      Allegiant Funds does not disclose nonpublic personal information about you to any third party companies, except as permitted by federal law. The confidentiality of your nonpublic personal information will continue to be maintained consistent with this privacy notice even if you decide to close your account(s), your account becomes inactive, or you otherwise cease to do business with us.

      Allegiant Funds works with third parties to bring you financial services. We disclose information about you as necessary to fulfill these third party service agreements. For example, we may disclose information about you to third parties that assist us in servicing or maintaining your mutual fund account, or other business relationship, such as printing checks or providing periodic account statements. We may also disclose information about you to governmental entities, such as sending annual income statements to the IRS.

                             NOT PART OF PROSPECTUS

      We may disclose all of the information we collect, as described above, to third parties that perform marketing services on our behalf or to other financial institutions, such as National City and its affiliates, with whom we have joint marketing agreements in order to make a variety of financial services available to you. These third parties must agree to strict confidentiality provisions to assure the protection of your information. Because we already limit the sharing of your nonpublic personal information as outlined above, no action is necessary on your part to ensure this result.

      ALLEGIANT FUNDS' PLEDGE TO YOU

      We believe that your privacy should never be compromised. At the same time, we want to offer you the array of financial products and services you need to accomplish your financial goals. We believe we can do both by adhering to the provisions of this privacy notice.

BOARD OF TRUSTEES

ROBERT D. NEARY                               RICHARD W. FURST
CHAIRMAN                                      Garvice D. Kincaid Professor of Finance and
Retired Co-Chairman, Ernst & Young               Dean Emeritus, Gatton College of Business
Director:                                        and Economics, University of Kentucky
Commercial Metals Company
Strategic Distribution, Inc.                  GERALD L. GHERLEIN
                                              Retired Executive Vice President and
HERBERT R. MARTENS, JR.                          General Counsel, Eaton Corporation
PRESIDENT
Executive Vice President,                     DALE C. LAPORTE
   National City Corporation                  Partner, Calfee, Halter & Griswold LLP
President and Chief Executive Officer
   National City Bank, Florida
Chairman, NatCity Investments, Inc.

JOHN G. BREEN                                 KATHLEEN A. OBERT
Retired Chairman and Chief Executive Officer  Chairman and Chief Executive Officer,
   The Sherwin Williams Co.                      Edward Howard & Co.
Director:
   Goodyear Tire & Rubber Co.                 J. WILLIAM PULLEN
   The Stanley Works                          Retired President and Chief Executive Officer,
                                                 Whayne Supply Company

JOHN F. DURKOTT
President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
   Executive Officer, Centerior Energy

The Allegiant Funds Trustees also serve as Trustees of Allegiant Advantage Fund.


                                                                          [Logo]
                                                              Allegiant(R) Funds
                                                          www.allegiantfunds.com

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Allegiant Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS


These reports will list the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance during the last fiscal year. The reports will also contain detailed financial information about the Fund and are available, free of charge, on the Funds' website.


TO OBTAIN MORE INFORMATION:


By Internet:
www.allegiantfunds.com


By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:


You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Allegiant Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102


[Sailboat Logo]
Allegiant(R)
    Funds
www.allegiantfunds.com


Allegiant Funds' Investment Company Act registration number is 811-4416

                           ALLEGIANT FUNDS PROSPECTUS
                           A, B AND C SHARES (RETAIL)

                                 OCTOBER 1, 2005




                           STRATEGIC INCOME BOND FUND















     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
      THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[LOGO]
ALLEGIANT(R)
    FUNDS


WWW.ALLEGIANTFUNDS.COM

                               INVESTMENT ADVISER
                                 ALLEGIANT ASSET
                               MANAGEMENT COMPANY
                                 (the "Adviser")


                              ABOUT THIS PROSPECTUS



Allegiant Funds ("Allegiant") is a mutual fund family that offers different classes of shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information that you should know about Class A, Class B and Class C Shares of the Strategic Income Bond Fund (the "Fund") before investing. To obtain more information on Allegiant Funds, visit us online at WWW.ALLEGIANTFUNDS.COM or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                           PAGE


ALLEGIANT STRATEGIC INCOME BOND FUND.........................................1
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES.......................6
MORE INFORMATION ABOUT FUND INVESTMENTS.....................................11
INVESTMENT ADVISER AND INVESTMENT TEAM......................................13
PURCHASING, SELLING AND EXCHANGING FUND SHARES..............................14
DIVIDENDS AND TAXES.........................................................31
FINANCIAL HIGHLIGHTS........................................................32

ALLEGIANT STRATEGIC INCOME BOND FUND


FUND SUMMARY

INVESTMENT GOAL                                  High current income with some
                                                 capital appreciation

PRINCIPAL INVESTMENT STRATEGY                    Allocating assets among
                                                 different fixed income security
                                                 sectors, including U.S. and
                                                 foreign issues, with a
                                                 significant portion rated below
                                                 investment grade. The Fund will
                                                 normally maintain a
                                                 dollar-weighted average
                                                 maturity of between four and
                                                 twelve years

PRINCIPAL RISKS                                  Market risk, allocation
                                                 risk, credit risk, foreign
                                                 risk, interest rate risk,
                                                 prepayment/extension risk,
                                                 leveraging risk, active trading
                                                 risk

PRINCIPAL INVESTMENT STRATEGIES


The Allegiant Strategic Income Bond Fund's investment objective is to provide high current income by investing in three major sectors of fixed income securities: domestic investment grade fixed income securities, domestic high-yield fixed income securities and fixed income securities of issuers in foreign countries. The investment objective may be changed without a shareholder vote.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in fixed income securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The types of fixed income securities in which the Fund will invest include asset-backed securities, mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures issued by companies headquartered in the U.S. or developed foreign countries. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities. High-yield fixed income securities are commonly referred to as "junk bonds." The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets.

The Adviser allocates between 15% and 65% of the Fund's assets to each of the three major sectors of fixed income securities based on its analysis of the fixed income markets. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. High-yield fixed income securities are those rated below investment grade or are unrated and determined by the Adviser to be equivalent to a non-investment grade security. The Fund does not intend to invest in high-yield fixed income securities rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders.

In buying and selling particular securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers, currencies and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between four and twelve years, however there is no limit on the maturity of any single security.

PRINCIPAL RISKS OF INVESTING

GENERAL RISKS. No matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

MARKET RISK. The value of your investment in the Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that any or all of its fixed income market segments may underperform other segments of the fixed income markets or the fixed income markets as a whole.

ALLOCATION RISK. The Fund may allocate any amount of its assets invested in a particular sector of the fixed income markets to any types of securities within that sector. Accordingly, a heavier weighting of assets in securities that carry greater risks will correspondingly increase the risks of investing in the Fund. For example, the risks of investing in the Fund will be greater if the Fund concentrates a high percentage of its domestic investment grade fixed income securities sector investments in corporate obligations than if it invests a high percentage of such sector's investments in U.S. government securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit is lowered, the value of its debt securities may fall. High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.


Emerging market countries are countries that the Morgan Stanley Capital International Emerging Markets Index or the United Nations classifies as emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.


INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.


Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

LEVERAGING RISK. The Fund invests in leveraged instruments, such as futures and options contracts. The more the Fund invests in these leveraged instruments, the greater the possibility for gains or losses on those investments.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."


PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                          STRATEGIC INCOME BOND FUND(1)


                                           CLASS A    CLASS B     CLASS C
Maximum Sales Charge (Load) Imposed
on Purchases (as a percentage of
offering price)                           4.75%(2)    None       None
--------------------------------------- ----------- ---------- -----------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)      None        5.00%(3)   1.00%(4)
--------------------------------------- ----------- ---------- -----------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and other
distributions (as a percentage of
offering price)                           None        None       None
--------------------------------------- ----------- ---------- -----------
Redemption Fee (as a percentage of
amount redeemed, if applicable)           None        None       None
--------------------------------------- ----------- ---------- -----------
Exchange Fee                              None        None       None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                  0.75%       0.75%      0.75%
--------------------------------------- ----------- ---------- -----------
Distribution (12b-1) Fees                 0.05%(5,6)  0.75%      0.75%
--------------------------------------- ----------- ---------- -----------
Other Expenses:
--------------------------------------- ----------- ---------- -----------
   Shareholder Servicing Fees(7)          0.25%       0.25%      0.25%
--------------------------------------- ----------- ---------- -----------
   Other(6)                               0.18%       0.18%      0.18%
--------------------------------------- ----------- ---------- -----------
Total Other Expenses                      0.43%       0.43%      0.43%
--------------------------------------- ----------- ---------- -----------
Total Annual Fund                         1.23%       1.93%      1.93%
Operating Expenses
--------------------------------------- ----------- ---------- -----------

(1)The Fund had not yet commenced operations as of the date of this prospectus. The fees and expenses shown in the table above are those that are expected to apply upon start up of operations.


(2)This sales charge varies depending upon how much you invest. See the "Sales Charges" section of this prospectus.

(3)This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. Class B Shares convert to Class A Shares in eight years. For more information see the "Contingent Deferred Sales Charges" section of this prospectus.


(4)A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(5)Class A Shares of the Fund may reimburse up to 0.10% for Distribution (12b-1) Fees. Such reimbursements are expected to be no more than 0.05% during the current fiscal year.

(6)Other expenses for each share class and Distribution (12b-1) Fees for Class A Shares are based on estimated amounts for the current fiscal year.

(7)Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

For more information about these fees, see "Investment Adviser and Investment Team" and "Distribution of Fund Shares."

EXAMPLES


This Example is intended to help you compare the cost of investing in the Allegiant Strategic Income Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the periods.


The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                1 YEAR           3 YEARS
                                                ------           -------
STRATEGIC INCOME BOND FUND
    Class A Shares                                $594             $847
    Class B Shares(1)                              696            1,006
    Class B Shares(2)                              196              606
    Class C Shares(1)                              296              606
    Class C Shares(2)                              196              606

(1)If you sell your shares at the end of the period.
(2)If you do not sell your shares at the end of the period.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES


This section provides additional information about the principal investment strategies used by the Fund and the related risks. The Fund's Statement of Additional Information contains more information about the particular types of securities in which the Fund invests. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information and on the Fund's website.


CONVERTIBLE SECURITIES
Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause the Fund's average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by the Fund's multiple holdings.


EXCHANGE-TRADED FUNDS
The Fund may invest in various types of exchange-traded funds ("ETFs"). ETFs own stocks included in a particular index and changes in the market price of ETFs (before deducting the ETFs' expenses) are generally expected to track the movement of the associated index relatively closely. However, the price movement of ETFs may not perfectly parallel the price action of the associated indices. To the extent the Fund invests in ETFs, shareholders of the Fund may be subject to duplicative management fees. ETFs include iSharesSM, Standard & Poor's Depositary ReceiptsTM ("SPDRs"), S&P Sector SPDRs, DIAMONDS, and other security baskets. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values ("NAVs") of their underlying indices and supply and demand of iShares on the American Stock Exchange ("AMEX"). However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the American Stock Exchange ("AMEX") necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of the Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, the Fund could be required to reconsider the use of iShares as part of its investment strategy. SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index. S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average. The Investment Company Act of 1940, as amended ("1940 Act"), limits investments by registered investment companies in the securities of other investment companies. However, the Fund may invest in ETFs in excess of these limits in accordance with Securities and Exchange Commission ("SEC") exemptive relief granted to such ETFs.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.

o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by the Fund involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, the Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of the Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o The Fund may incur substantial costs in connection with conversions between various currencies.

o The Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

Emerging markets countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

HEDGING ACTIVITIES
Hedging is a strategy designed to offset investment risks. Hedging activities include, among other things, the use of forwards, options and futures. There are risks associated with hedging activities, including:

o The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest and currency exchange rates.

o There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund or the currencies in which those securities are denominated and the prices of forward contracts, futures and options on futures.

o There may not be a liquid secondary market for a futures contract or option.

o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in currencies, futures contracts and options.

LEVERAGING ACTIVITIES
Leveraging activities include, among other things, borrowing and the use of short sales, options and futures. There are risks associated with leveraging activities, including:

o The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a non-leveraged Fund.

o There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

o Although the Fund will only purchase exchange-traded futures and options, due to market conditions there may not be a liquid secondary market for a futures contract or option. As a result, the Fund may be unable to close out its futures or options contracts at a time which is advantageous.

o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

In addition, the following leveraged instruments are subject to certain specific risks:

         DERIVATIVES
         The Fund uses derivatives to attempt to achieve its investment objectives, while at the same time maintaining liquidity. To collateralize (or cover) these derivatives transactions, the Fund holds cash or U.S. government securities.

         FUTURES
         Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

         The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade.


         OPTIONS
         The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security.

         Alternatively, the Fund may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Fund.


         Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.


MORE INFORMATION ABOUT FUND INVESTMENTS


The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section are those that the Fund uses under normal circumstances. The Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See the Statement of Additional Information for more detail on the investments and strategies used by the Fund.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, the Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

The Fund also may temporarily deviate from its policy to invest 80% of its net assets in fixed income securities in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions. The 80% investment requirement generally applies at the time the Fund purchases securities. In the event the Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.


In fulfilling the 80% investment requirement referred to in the preceding paragraph, the Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of the Fund's principal investment strategy. These instruments may carry greater risk than other types of securities in which the Fund invests. Derivatives and futures contracts and their related risks are discussed in detail in the Statement of Additional Information.

Allegiant has obtained an order from the SEC that allows the Fund to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Allegiant and Allegiant Advantage Fund. The Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.

INVESTMENT ADVISER AND INVESTMENT TEAM


Allegiant Asset Management Company, with its principal offices at 200 Public Square, 5th Floor, Cleveland, Ohio 44114, serves as the Adviser to the Fund. As of June 30, 2005, the Adviser had approximately $26 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.


The Board of Trustees of Allegiant supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser's Taxable Fixed Income Management Team manages the Fund. No one person is primarily responsible for making investment recommendations to the team. The Adviser is entitled to a management fee at the contractual rate of 0.75% of the average annual net assets of the Fund.

-------------------------------------- ----------------------------------------------------------------------------
Name                                   Business Experience
-------------------------------------- ----------------------------------------------------------------------------
TAXABLE FIXED INCOME MANAGEMENT TEAM
-------------------------------------------------------------------------------------------------------------------
Andrew Harding                         Mr. Harding has primary responsibility for taxable fixed income strategy
Senior Director for Taxable Fixed      and performance at the Adviser.
Income Investments
Years with the Adviser: 5              Prior to joining the Adviser in 2000, Mr. Harding was a portfolio manager
Industry experience:  25 years         with McDonald Investments.

-------------------------------------- ----------------------------------------------------------------------------
Cynthia D. Cole                        Ms. Cole is primarily responsible for analyzing and recommending corporate
Director of Corporate Bond Investment  sector investments.
Years with the Adviser: 6
Industry experience:  20 years         Ms. Cole has been with the Adviser since 1999.

-------------------------------------- ----------------------------------------------------------------------------
Timothy Compan, Jr., CFA               Mr. Compan has responsibility for corporate bond portfolio management and
Corporate Bond Specialist              trading.
Years with the Adviser: 2
Industry experience:  5 years          Prior to joining the Adviser in 2003, Mr. Compan was a corporate bond trader for Goldman Sachs Asset Management.

-------------------------------------- ----------------------------------------------------------------------------
Matthew Downing                        Mr. Downing has responsibility for fixed income security and portfolio
Fixed Income Analyst                   research.
Years with the Adviser: 4
Industry experience:  5 years          Prior to joining the Adviser in 2001, Mr. Downing was a consultant with
                                       FutureNext Consulting.

-------------------------------------- ----------------------------------------------------------------------------
Mark Lozina, CFA                       Mr. Lozina has day-to-day responsibility for fixed income security and
Fixed Income Analyst                   portfolio research.
Years with the Adviser: 3
Industry experience:  10 years         Prior to joining the Adviser in 2002, Mr. Lozina was with National City
                                       Corporation's Equity Sponsor Group.

-------------------------------------- ----------------------------------------------------------------------------

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership in securities of Allegiant is described in the Statement of Additional Information.


PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class A Shares, Class B Shares and Class C Shares of the Fund. The Fund may accept or reject any purchase order.

Class A Shares, Class B Shares and Class C Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

          CLASS A SHARES

          o    FRONT-END SALES CHARGE

          o CONTINGENT DEFERRED SALES CHARGE ON PURCHASES OF $1 MILLION OR MORE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)

          o    12B-1 FEES UP TO 0.10% OF NET ASSETS

          o    SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS

          o    $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM
               INVESTMENT

          o    $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

Class A Shares are for individuals, corporate investors and retirement plans.

          CLASS B SHARES

          o    NO FRONT-END SALES CHARGE

          o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 5 YEARS - DECLINING AFTER THE SECOND YEAR)

          o    12B-1 FEES UP TO 0.75% OF NET ASSETS

          o    SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS

          o    $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM
               INVESTMENT

          o REQUESTS TO PURCHASE CLASS B SHARES FOR AMOUNTS GREATER THAN $100,000 WILL NOT BE ACCEPTED

          o    CONVERTS TO CLASS A SHARES AFTER THE EIGHTH YEAR

          o    $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

Class B Shares are for individuals, corporate investors and retirement plans.

          CLASS C SHARES

          o    NO FRONT-END SALES CHARGE

          o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)

          o    12B-1 FEES UP TO 0.75% OF NET ASSETS

          o    SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS

          o    $500 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM
               INVESTMENT

          o    DOES NOT CONVERT TO ANY OTHER SHARE CLASS

          o    $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

Class C Shares are intended for individual investors and retirement plans.

For investors purchasing through a Planned Investment Program, the minimum initial investment is $50. See "Planned Investment Program" below. For information on how to open an account and set up procedures for placing transactions call 1-800-622-FUND (3863).


From time to time the Adviser and its affiliates may pay from their own resources a fee to financial institutions that generate purchase orders. These fees are described in the Statement of Additional Information.

The Adviser will monitor the Fund's asset size and, subject to approval by Allegiant's Board of Trustees, may decide to close the Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of the Fund may adversely affect the implementation of the Fund's strategies. If the Fund is closed, the Fund may continue to accept additional investments from existing shareholders.


LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS


Allegiant's Board of Trustees has imposed limitations on purchases, exchanges and redemptions to prevent excessive short-term trading by shareholders. These restrictions apply uniformly. Under the Fund's procedures, the Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.


Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of the Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than six "round trip" transactions - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during any 12-month period. If multiple "round trip" transactions occur in an account, there must be at least 60 calendar days between the initiation of each transaction.


Shareholders who violate this policy will be notified of violations of Allegiant's market timing policies. If a shareholder continues market timing activities after being cited for market timing violations, the account will be closed to new purchases or exchanges of the Fund shares.

If any transaction is deemed to have the potential to adversely impact the Fund, the Fund reserves the right to:


o    Reject a purchase or exchange

o Delay payment of immediate cash redemption proceeds for up to seven calendar days

o Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

o    Limit the amount of any exchange


Allegiant reserves the right to revise or terminate the exchange privilege at any time, for any reason.


You will be provided 60 days' notice before any material change to the exchange privilege is made.

HOW TO PURCHASE FUND SHARES


                                  NEW ACCOUNT SET UP                             ADDING TO AN EXISTING ACCOUNT
INTERNET                          Visit our site and click on "Open an Account   You may place your purchase order on our
WWW.ALLEGIANTFUNDS.COM            Online." Or log on to our online Forms Center  Web Site using your established banking
                                  to print or complete an application online.    instructions for payment. To authorize this
                                  Mail the application to the address below.     service, please complete an Account Change
                                  Unless you arrange to pay by wire or ACH,      Form or call 1-800-622-FUND (3863).
                                  write your check, payable in U.S. dollars,
                                  to "Allegiant Funds (Fund name)."  Allegiant
                                  cannot accept third-party checks, starter
                                  checks, credit cards, credit card checks,
                                  cash or cash equivalents (i.e., cashier's
                                  check, bank draft, money order or travelers'
                                  check).


                                      -16-

                                  NEW ACCOUNT SET UP                             ADDING TO AN EXISTING ACCOUNT
TELEPHONE
1-800-622-FUND (3863)             Call our Investor Services Line to obtain an   Call our Investor Services Line to purchase
                                  application.                                   additional shares. To authorize this
                                                                                 service, please complete an Account Change
                                                                                 Form or call 1-800-622-FUND (3863).

MAIL                              Complete an application and mail it along      Make your check payable to "Allegiant Funds
                                  with a check payable, in U.S. dollars, to      (Fund Name)."  Please include your account
                                  "Allegiant Funds (Fund Name)."                 number on your check and mail it to the
                                           Allegiant Funds                       address at the left.
                                           P.O. Box 8421
                                           Boston, MA 02266-8421

                                  For overnight delivery mail to:
                                           Boston Financial Data Services
                                           Attn: Allegiant Funds
                                           66 Brooks Drive
                                           Braintree, MA 02184

                                  Allegiant cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).

AUTOMATED CLEARING HOUSE          Complete the "Bank, Wire & Electronic Funds    A Planned Investment Program can
("ACH")                           Transfer Instructions" section of the          be set up to automatically purchase
                                  application to have funds directly             shares on designated dates
                                  transferred from a bank account. A             during the month. Please see
                                  primary and  secondary account may be          "Planned Investment Program" below.
                                  established. Please note all electronic
                                  transfers will be on the primary account
                                  unless notified otherwise. Any changes in
                                  these instructions must be made in writing to
                                  Allegiant Funds with a signature guarantee.

PLANNED INVESTMENT PROGRAM        With a $50 minimum initial investment          With current account information on your
                                  and if you have a checking or savings          account, participation in the program can
                                  account with a  bank, you may purchase         be arranged via the Internet or by calling
                                  Class A, Class B or Class C Shares             1-800-622-FUND (3863).
                                  automatically through regular
                                  deductions from your bank account in
                                  amounts of at least $50 per month per account.

                                  You may arrange for participation in this      For existing accounts, without account
                                  program when a new account is established.     information, participation can be arranged
                                                                                 by completing an Account Change Form with
                                                                                 banking information.  This form must
                                                                                 include a signature guarantee by a bank or
                                                                                 other financial institution.


                                      -17-

                                  NEW ACCOUNT SET UP                             ADDING TO AN EXISTING ACCOUNT
WIRE                              To purchase shares by wire, call               Call 1-800-622-FUND (3863) prior to sending
                                  1-800-622-FUND (3863) to set up your account   the wire in order to obtain a confirmation
                                  to accommodate wire transactions and to        number and to ensure prompt and accurate
                                  receive a wire control number to be included   handling of funds.  Ask your bank to
                                  in the body of the wire. Ask your bank to      transmit immediately available funds by
                                  transmit immediately available funds by wire   wire as described at the left.  Please
                                  in the amount of your purchase to:             include your account number.

                                  State Street Bank and Trust Company            Allegiant and its transfer agent are not
                                  ABA # 011000028                                responsible for the consequences of delays
                                  Account 99052755 Credit Allegiant Funds        resulting from the banking or Federal
                                  (Account Registration)                         Reserve Wire system, or from incomplete
                                  (Account Number)                               wiring instructions.
                                  (Wire Control Number)

                                  Note: Your bank may charge you a fee for this service.

                                  Allegiant and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve
                                  Wire system, or from incomplete wiring
                                  instructions.

FINANCIAL INTERMEDIARY            Contact your financial consultant. Please      Contact your financial consultant. Please
                                  note, your financial consultant or             note, your financial consultant or
                                  institution may charge a fee for its services. institution may charge a fee for its services.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Allegiant on time. Allegiant may authorize certain financial intermediaries to accept, on behalf of Allegiant, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to accept such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is accepted by the financial intermediary on a business day, and the order will be priced at the Fund's net asset value per share (NAV) next determined after such acceptance, adjusted for any applicable sales charge. Your financial intermediary is responsible for transmitting accepted orders to Allegiant within the time period agreed upon.


GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.


Allegiant may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the NAV next determined after the Fund receives your purchase order plus, in the case of Class A Shares, the applicable front-end sales charge. Daily NAV is calculated for the Fund each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.


HOW WE CALCULATE NAV


NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, the Fund generally values its investment portfolio at market price. Certain short-term debt instruments used to manage the Fund's cash are valued on the basis of amortized cost.

The Fund may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.

If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. The Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of the Fund.

Investments by the Fund in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

The Statement of Additional Information contains more detailed information concerning how the Fund values its investments.


SALES CHARGES

FRONT-END SALES CHARGES - CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after the Fund receives your request, plus the front-end sales load. The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment and your investment selection:

------------------------------- ---------------------- ---------------------- ------------------------
                                    DEALERS'
                                   SALES CHARGE AS                                  REALLOWANCE
If your                            A % OF OFFERING         AS A % OF NET        AS A % OF OFFERING
Investment is:                     PRICE PER SHARE        AMOUNT INVESTED         PRICE PER SHARE
------------------------------- ---------------------- ---------------------- ------------------------
                                        4.50                   4.71                    4.00
Less than $50,000
------------------------------- ---------------------- ---------------------- ------------------------
$50,000 but less
   than $100,000                        4.00                   4.17                    3.50
------------------------------- ---------------------- ---------------------- ------------------------
$100,000 but less
   than $250,000                        3.75                   3.90                    3.25
------------------------------- ---------------------- ---------------------- ------------------------
$250,000 but less
   than $500,000                        2.50                   2.56                    2.00
------------------------------- ---------------------- ---------------------- ------------------------
$500,000 but less
   than $1,000,000                      2.00                   2.04                    1.50
------------------------------- ---------------------- ---------------------- ------------------------
$1,000,000 or more                      0.00                   0.00                    0.00
------------------------------- ---------------------- ---------------------- ------------------------

There is no front-end sales charge on purchases of Class A Shares of $1,000,000 or more. However, if the investor redeems the shares within 18 months after the purchase date, a sales charge of 1.00% of the amount redeemed will be assessed against the investor's account.


You may qualify for a reduced sales charge if you are purchasing shares of the Fund. When calculating the appropriate sales charge rate, Allegiant will combine same day purchases of Class A Shares of the Fund (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21), in investment accounts held at different broker-dealers and retirement accounts. This combination also applies to Class A Shares that you purchase with a Letter of Intent, as described below. YOU MUST NOTIFY ALLEGIANT OF THE PURCHASES THAT QUALIFY FOR THIS DISCOUNT AT THE TIME OF PURCHASE. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the Fund or your financial intermediary of the existence of other accounts which you have with an intermediary in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be asked to provide information or records, including account statements, regarding shares of Allegiant Funds held in:

          o    all of your accounts at Allegiant or a financial intermediary;


          o    any of your accounts at another financial intermediary; and

          o accounts of parties related to you, such as your spouse or minor children (under age 21), at any financial intermediary.


To value accounts in order to determine whether you have met sales load breakpoints, Allegiant combines the amount of your new investment with the current value of your existing eligible holdings. For more information on reduced sales charges, please visit Allegiant's website at WWW.ALLEGIANTFUNDS.COM or consult your broker or financial intermediary. The website includes information on sales charges, free of charge and in a clear and prominent format (click on "Funds," click on "Sales Charges and Breakpoints" and then click on "Allegiant Funds Sales Charges," "click here" or "prospectus").


WAIVER OF FRONT-END SALES CHARGE - CLASS A SHARES

The front-end sales charge will be waived on Class A Shares purchased:


     o by Trustees and officers of Allegiant and their immediate families (spouse, parents, siblings, children and grandchildren);


     o by directors and retired directors of National City Corporation (NCC) or any of its affiliates and their immediate families, employees and retired employees of NCC or any of its affiliates and their immediate families and participants in employee benefit/ retirement plans of NCC or any of its affiliates;

     o by officers, directors, employees and retirees of Boston Financial Data Services, Inc. and members of their immediate families;

     o by direct transfer or rollover from a qualified plan for which affiliates of NCC serve as trustee or agent (or certain institutions having relationships with affiliates of NCC);


     o by investors purchasing through payroll deduction, investors in Allegiant Plus account through NCC's Retirement Plan Services or investors investing through "one stop" networks;


     o by orders placed by qualified broker-dealers, investment advisers or financial planners who charge a management fee for their services and place trades for their own account or accounts of clients;

     o through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including Charles Schwab Mutual Fund Marketplace.(TM) Check with your broker-dealer to see if you qualify for this exemption; and


     o by direct rollover from an Allegiant Plus Retirement Plan or Allegiant SIMPLE IRA.



REPURCHASE OF CLASS A SHARES


You may repurchase any amount of Class A Shares of the Fund at NAV without the normal front-end sales charge, up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without paying another front-end sales charge. To exercise this privilege, Allegiant must receive your purchase order within 180 days of your redemption. IN ADDITION, YOU MUST NOTIFY ALLEGIANT WHEN YOU SEND IN YOUR PURCHASE ORDER THAT YOU ARE REPURCHASING SHARES AND WOULD LIKE TO EXERCISE THIS OPTION.


REDUCED SALES CHARGES - CLASS A SHARES


RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. Allegiant will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for:


       (i)   your account;
       (ii)  your spouse's account;
       (iii) a joint account with your spouse; or
       (iv)  your minor children's trust or custodial accounts.


A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. Allegiant will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK US FOR THE REDUCTION AT THE TIME OF PURCHASE. You must provide Allegiant with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). Accounts to be aggregated include investment accounts held at different broker-dealers and retirement accounts. Allegiant may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of the Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. Allegiant will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send Allegiant a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

The Letter authorizes Allegiant to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period or you redeem the entire amount within one year from the date on which the total intended purchase was completed, Allegiant's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).


CONTINGENT DEFERRED SALES CHARGES


You do not pay a sales charge when you purchase Class B Shares and Class C Shares. The offering price of Class B Shares and Class C Shares is simply the next calculated NAV. If you sell your Class B Shares within five years after your purchase or your Class A Shares purchased in the amount of over $1 million without a sales charge or Class C Shares within 18 months after your purchase, you will pay a contingent deferred sales charge as described in the table that follows for Class B Shares or 1.00% for Class A Shares purchased in the amount of over $1 million without a sales charge or Class C Shares on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. Good order means that complete information is provided for your sale request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. The sales charge does not apply to exchanges of a Class of Shares of one Allegiant Fund for the same Class of Shares of another Allegiant Fund. After eight years, your Class B Shares are converted to Class A Shares. There is no conversion feature for Class C Shares.


  ------------------------ ----------------------------------------------------------
                                                CLASS B SHARES
                              CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE OF
  YEARS SINCE PURCHASE                  DOLLAR AMOUNT SUBJECT TO CHARGE
  ------------------------ ----------------------------------------------------------
  FIRST                                              5.0%
  SECOND                                             5.0%
  THIRD                                              4.0%
  FOURTH                                             3.0%
  FIFTH                                              2.0%
  SIXTH                                              NONE
  SEVENTH                                            NONE
  EIGHTH                                             NONE

When an investor redeems Shares, they are redeemed first from those Shares that are not subject to the contingent deferred sales charge (i.e., Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Shares that have been held the longest.

The contingent deferred sales charge will be waived if you sell your Class B Shares or Class C Shares for the following reasons:


o    redemptions following the death or disability of a shareholder;

o redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

o minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

o redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with the plan sponsor;

o    redemptions by a settlor of a living trust;

o redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

o    return of excess contributions;

o redemptions following the death or disability of both shareholders in the case of joint accounts;


o exchanges of one Class of Shares of an Allegiant Fund for the same Class of Shares of another Allegiant Fund;


o distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;


o exchange of Class B Shares of Class C Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

o redemptions by participants in a qualified plan who transfer funds from an Allegiant Fund to a non-Allegiant Fund available through the plan.

GENERAL INFORMATION ABOUT SALES CHARGES


Your securities dealer is paid a commission when you buy Class A Shares or Class C Shares. When you buy Class A Shares, your securities dealer is also paid a servicing fee immediately and as long as you hold your shares. When you buy Class B Shares or Class C Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.


From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

HOW TO SELL YOUR FUND SHARES

Shareholders may sell shares by following the procedures established when they opened their account or accounts.


INTERNET
WWW.ALLEGIANTFUNDS.COM
The minimum amount for Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page 16 "How to Purchase Fund Shares").

SYSTEMATIC WITHDRAWAL PLAN
If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from the Fund. There will be no deferred sales charge on systematic withdrawals made on Class B Shares and Class C Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your bank account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or calling our Investor Services line.

FINANCIAL INTERMEDIARY
Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services, in addition to the fees charged by Allegiant.



SIGNATURE GUARANTEE

The use of a guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities. Its use is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors-- these include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a guarantee, nor can we accept a comparison guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.

RECEIVING YOUR MONEY


If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Allegiant in writing and include a signature guaranteed by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by Allegiant will be the next NAV determined less, in the case of Class B Shares and Class C Shares, any applicable deferred sales charge. Good order means that your request includes complete information. See "Contingent Deferred Sales Charges " on page 23 for information concerning the application of contingent deferred sales charges.

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. Allegiant Funds does not charge a fee to wire your funds; however, your institution may charge a fee.


IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES


Allegiant may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:


(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c)      the SEC has by order permitted such suspension; or


(d)      an emergency exists, as determined by the SEC, as a result of which:
         (i) disposal by Allegiant of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Allegiant to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES


You may exchange your shares of the Fund for the same class of shares of another Allegiant Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Allegiant's transfer agent is 4:00 p.m. Eastern Time.

INTERNET
WWW.ALLEGIANTFUNDS.COM
You may exchange your shares through the Internet. The minimum amount for Internet exchange into a new Fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, please call 1-800-622-FUND (3863) or visit our Forms Center online to obtain an Account Change Form.


TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of exchange into existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).


SYSTEMATIC EXCHANGE PROGRAM AVAILABLE TO CLASS A, B AND C SHARES
Because purchases of Class A Shares of the Fund may be subject to an initial sales charge, it may be beneficial for you to execute a Letter of Intent indicating an intent to purchase Class A Shares in connection with this program. You may exchange shares of an Allegiant Money Market Fund for any other Allegiant Fund of the same class automatically, at periodic intervals. If you would like to enter a program concerning Class B Shares or Class C Shares, you must exchange them within either six or twelve months from the date of the purchase. The minimum exchange is $50.

You may arrange for participation in this program via the Internet at WWW.ALLEGIANTFUNDS.COM, by calling 1-800-622-FUND (3863) or by completing an account application.


MAIL
Indicate which existing Fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:


         Allegiant Funds
         P.O. Box 8421
         Boston, MA 02266-8421


For overnight delivery mail to:


         Boston Financial Data Services
         Attn: Allegiant Funds
         66 Brooks Drive
         Braintree, MA 02184

The minimum exchange amount is $500.

FINANCIAL INTERMEDIARY
Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after the Fund receives your exchange request.


CLASS A SHARES


You may exchange Class A Shares of the Fund for Class A Shares of any other Allegiant Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into an Allegiant Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge equal to the difference between the lower and higher applicable sales charges. If you exchange shares into an Allegiant Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange in this manner.


CLASS B SHARES


You may exchange Class B Shares of the Fund for Class B Shares of any other Allegiant Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange, provided you hold your shares for at least five years from your initial purchase.


CLASS C SHARES


You may exchange Class C Shares of the Fund for Class C Shares of any other Allegiant Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.


TELEPHONE AND INTERNET TRANSACTIONS


Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Allegiant has certain safeguards and procedures to confirm the authenticity of instructions, Allegiant is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Allegiant over the telephone or via the Internet, you will generally bear the risk of any loss, provided Allegiant has followed reasonable procedures to confirm the authenticity of instructions.

CUSTOMER IDENTIFICATION PROGRAM


Federal regulations require Allegiant to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Allegiant. To the extent permitted by applicable law, Allegiant reserves the right to place limits on transactions in your account until your identity is verified.


DISTRIBUTION OF FUND SHARES

The Fund has adopted separate distribution plans with respect to Class A Shares, Class B Shares and Class C Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allow the Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

The Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class A Shares. However, actual distribution fees for Class A Shares are expected to be no more than 0.05% during the current fiscal year. Each of Class B Shares and Class C Shares may pay up to 0.75% for distribution fees.


The Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class A Shares, Class B Shares or Class C Shares of the Fund. Such services include, but are not limited to, processing purchase and redemption orders, processing dividend payments and maintaining customers account records. The Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class A Shares, Class B Shares or Class C Shares for these shareholder services.

The Fund's Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The Fund distributes income monthly.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution.


You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at WWW.ALLEGIANTFUNDS.COM, or by notifying Allegiant in writing prior to the date of the distribution. Your election will be effective for distributions paid the next day if done through the Internet or after Allegiant receives your written notice.


FEDERAL TAXES

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Fund distributions attributable to short-term capital gains and net taxable investment income will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In selecting portfolio securities to be sold, the Fund generally uses tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will generally recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.


The Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2005, the withholding rate is 28%.


The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


SUNSET OF TAX PROVISIONS

Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of these provisions in the Code for taxable years beginning after December 31, 2008.


STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

No financial highlights are presented for the Fund because it had not commenced operations as of the date of this prospectus.

INVESTMENT ADVISER
Allegiant Asset Management Company
200 Public Square, 5th Floor
Cleveland, Ohio 44114


DISTRIBUTOR
Professional Funds Distributor, LLC
760 Moore Road
King of Prussia, PA 19406

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

                             NOT PART OF PROSPECTUS
                         ALLEGIANT FUNDS PRIVACY NOTICE

         The basis of each customer relationship at Allegiant Funds is built on trust. You have chosen to do business with Allegiant Funds, and we guard that relationship with great care, beginning with the information you have chosen to share with us.

         Allegiant Funds is dedicated to protecting the privacy of your nonpublic personal information. We maintain information about you in order to provide you with the most effective and convenient access to our broad range of financial products and services. We want you to understand what information we collect, and how we use and protect it.

         WHAT INFORMATION WE COLLECT

         "Nonpublic personal information" is information about you that we obtain in connection with providing our financial products or services. Such information includes for example, name, address, age, and account balance.

         We may collect nonpublic personal information about you from the following sources:

     o Information that you provide to us, such as on applications or other forms, or

     o    Information about your transactions with us

         OUR SECURITY PROCEDURES

         To maintain security of customer information, we restrict access to your personal and account information to persons who need to know that information to provide you products or services. We maintain physical, electronic and procedural safeguards to guard information.

         WHAT INFORMATION WE DISCLOSE

         Allegiant Funds does not disclose nonpublic personal information about you to any third party companies, except as permitted by federal law. The confidentiality of your nonpublic personal information will continue to be maintained consistent with this privacy notice even if you decide to close your account(s), your account becomes inactive, or you otherwise cease to do business with us.

         Allegiant Funds works with third parties to bring you financial services. We disclose information about you as necessary to fulfill these third party service agreements. For example, we may disclose information about you to third parties that assist us in servicing or maintaining your mutual fund account, or other business relationship, such as printing checks or providing periodic account statements. We may also disclose information about you to governmental entities, such as sending annual income statements to the IRS.

                             NOT PART OF PROSPECTUS



         We may disclose all of the information we collect, as described above, to third parties that perform marketing services on our behalf or to other financial institutions, such as National City and its affiliates, with whom we have joint marketing agreements in order to make a variety of financial services available to you. These third parties must agree to strict confidentiality provisions to assure the protection of your information. Because we already limit the sharing of your nonpublic personal information as outlined above, no action is necessary on your part to ensure this result.

         ALLEGIANT FUNDS' PLEDGE TO YOU

         We believe that your privacy should never be compromised. At the same time, we want to offer you the array of financial products and services you need to accomplish your financial goals. We believe we can do both by adhering to the provisions of this privacy notice.


BOARD OF TRUSTEES

ROBERT D. NEARY                                         RICHARD W. FURST
CHAIRMAN                                                Garvice D. Kincaid Professor of Finance and Dean
Retired Co-Chairman, Ernst & Young                          Emeritus, Gatton College of Business and
Director:                                                   Economics, University of Kentucky
Commercial Metals Company
Strategic Distribution, Inc.                            GERALD L. GHERLEIN
                                                        Retired Executive Vice President and
HERBERT R. MARTENS, JR.                                    General Counsel, Eaton Corporation
PRESIDENT
Executive Vice President,                               DALE C. LAPORTE
   National City Corporation                               Partner, Calfee, Halter & Griswold LLP
President and Chief Executive Officer
   National City Bank, Florida
Chairman, NatCity Investments, Inc.

JOHN G. BREEN                                           KATHLEEN A. OBERT
Retired Chairman and Chief Executive Officer,           Chairman and Chief Executive Officer,
   The Sherwin Williams Co.                                Edward Howard & Co.
Director:
Goodyear Tire & Rubber Co.                              J. WILLIAM PULLEN
The Stanley Works                                       Retired President and Chief Executive Officer,
                                                           Whayne Supply Company

JOHN F. DURKOTT
President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy



The Allegiant Funds Trustees also serve as Trustees of Allegiant Advantage Fund.


                                                                          [Logo]
                                                              Allegiant(R) Funds
                                                          www.allegiantfunds.com

More information about the Funds is available without charge through the following:


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Allegiant Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports will list the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance during the Fund's last fiscal year. The reports will also contain detailed financial information about the Fund and are available, free of charge, on the Funds' website.


TO OBTAIN MORE INFORMATION:

By Internet:
www.allegiantfunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:


You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Allegiant Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or writing to:


Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102


[Logo]
Allegiant(R)
       Funds
www.allegiantfunds.com

Allegiant Funds' Investment Company Act registration number is 811-4416

                           ALLEGIANT FUNDS PROSPECTUS
                                    R SHARES

                                 OCTOBER 1, 2005




                           STRATEGIC INCOME BOND FUND







     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
      THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



[LOGO]
ALLEGIANT(R)
    FUNDS

WWW.ALLEGIANTFUNDS.COM

                               INVESTMENT ADVISER
                                 ALLEGIANT ASSET
                               MANAGEMENT COMPANY
                                 (the "Adviser")


                              ABOUT THIS PROSPECTUS



Allegiant Funds ("Allegiant") is a mutual fund family that offers different classes of shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information that you should know about Class R Shares of the Strategic Income Bond Fund (the "Fund") before investing. To obtain more information on Allegiant Funds, visit us online at www.allegiantfunds.com or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                            PAGE


ALLEGIANT STRATEGIC INCOME BOND FUND..........................................1
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES........................6
MORE INFORMATION ABOUT FUND INVESTMENTS......................................11
INVESTMENT ADVISER AND INVESTMENT TEAM.......................................12
PURCHASING, SELLING AND EXCHANGING FUND SHARES...............................13
DIVIDENDS AND TAXES..........................................................25
FINANCIAL HIGHLIGHTS.........................................................27

ALLEGIANT STRATEGIC INCOME BOND FUND


FUND SUMMARY

INVESTMENT GOAL                                  High current income with some
                                                 capital appreciation

PRINCIPAL INVESTMENT STRATEGY                    Allocating assets among
                                                 different fixed income security
                                                 sectors, including U.S. and
                                                 foreign issues, with a
                                                 significant portion rated below
                                                 investment grade. The Fund will
                                                 normally maintain a
                                                 dollar-weighted average
                                                 maturity of between four and
                                                 twelve years

PRINCIPAL RISKS                                  Market risk, allocation
                                                 risk, credit risk, foreign
                                                 risk, interest rate risk,
                                                 prepayment/extension risk,
                                                 leveraging risk, active trading
                                                 risk

PRINCIPAL INVESTMENT STRATEGIES


The Allegiant Strategic Income Bond Fund's investment objective is to provide high current income by investing in three major sectors of fixed income securities: domestic investment grade fixed income securities, domestic high-yield fixed income securities and fixed income securities of issuers in foreign countries. The investment objective may be changed without a shareholder vote.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in fixed income securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The types of fixed income securities in which the Fund will invest include asset-backed securities, mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures issued by companies headquartered in the U.S. or developed foreign countries. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities. High-yield fixed income securities are commonly referred to as "junk bonds." The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets.

The Adviser allocates between 15% and 65% of the Fund's assets to each of the three major sectors of fixed income securities based on its analysis of the fixed income markets. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. High-yield fixed income securities are those rated below investment grade or are unrated and determined by the Adviser to be equivalent to a non-investment grade security. The Fund does not intend to invest in high-yield fixed income securities rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders.

In buying and selling particular securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers, currencies and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between four and twelve years, however there is no limit on the maturity of any single security.

PRINCIPAL RISKS OF INVESTING

GENERAL RISKS. No matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

MARKET RISK. The value of your investment in the Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that any or all of its fixed income market segments may underperform other segments of the fixed income markets or the fixed income markets as a whole.

ALLOCATION RISK. The Fund may allocate any amount of its assets invested in a particular sector of the fixed income markets to any types of securities within that sector. Accordingly, a heavier weighting of assets in securities that carry greater risks will correspondingly increase the risks of investing in the Fund. For example, the risks of investing in the Fund will be greater if the Fund concentrates a high percentage of its domestic investment grade fixed income securities sector investments in corporate obligations than if it invests a high percentage of such sector's investments in U.S. government securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit is lowered, the value of its debt securities may fall. High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.


Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.


Emerging market countries are countries that the Morgan Stanley Capital International Emerging Markets Index or the United Nations classifies as emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.


INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.


Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.


LEVERAGING RISK. The Fund invests in leveraged instruments, such as futures and options contracts. The more the Fund invests in these leveraged instruments, the greater the possibility for gains or losses on those investments.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)



                                         STRATEGIC INCOME BOND FUND(1)
Maximum Sales Charge (Load) Imposed
on Purchases (as a percentage of
offering price)                                               None
-------------------------------------- ---------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                       0.75%(2)
-------------------------------------- ---------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and other
distributions (as a percentage of
offering price)                                               None
-------------------------------------- ---------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                               None
-------------------------------------- ---------------------------------
Exchange Fee                                                  None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees          0.75%
----------------------------- --------------
Distribution (12b-1) Fees         0.60%
----------------------------- --------------
Other Expenses                    0.18%(3)
----------------------------- --------------
Total Annual Fund
Operating Expenses                1.53%
----------------------------- --------------

(1)The Fund had not yet commenced operations as of the date of this prospectus. The fees and expenses shown in the table above are those that are expected to apply upon start up of operations.

(2)A contingent deferred sales charge is charged only with respect to Class R Shares redeemed prior to eighteen months from the date of purchase.

(3)Other expenses are based on estimated amounts for the current fiscal year.

For more information about these fees, see "Investment Adviser and Investment Team" and "Distribution of Fund Shares."

EXAMPLES


This Example is intended to help you compare the cost of investing in the Allegiant Strategic Income Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                                1 YEAR           3 YEARS
                                                ------           -------
STRATEGIC INCOME BOND FUND
    Class B Shares(1)                             $231             $483
    Class B Shares(2)                              156              483

(1)If you sell your shares at the end of the period.
(2)If you do not sell your shares at the end of the period.


MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES


This section provides additional information about the principal investment strategies used by the Fund and the related risks. The Fund's Statement of Additional Information contains more information about the particular types of securities in which the Fund invests. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information and on the Fund's website.


CONVERTIBLE SECURITIES
Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause the Fund's average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by the Fund's multiple holdings.

EXCHANGE-TRADED FUNDS
The Fund may invest in various types of exchange-traded funds ("ETFs"). ETFs own stocks included in a particular index and changes in the market price of ETFs (before deducting the ETFs' expenses) are generally expected to track the movement of the associated index relatively closely. However, the price movement of ETFs may not perfectly parallel the price action of the associated indices. To the extent the Fund invests in ETFs, shareholders of the Fund may be subject to duplicative management fees. ETFs include iSharesSM, Standard & Poor's Depositary ReceiptsTM ("SPDRs"), S&P Sector SPDRs, DIAMONDS, and other security baskets. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values ("NAVs") of their underlying indices and supply and demand of iShares on the American Stock Exchange ("AMEX"). However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the American Stock Exchange ("AMEX") necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of the Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, the Fund could be required to reconsider the use of iShares as part of its investment strategy. SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index. S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average. The Investment Company Act of 1940, as amended ("1940 Act"), limits investments by registered investment companies in the securities of other investment companies. However, the Fund may invest in ETFs in excess of these limits in accordance with Securities and Exchange Commission exemptive relief granted to such ETFs.


HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.
o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.
o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.
o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by the Fund involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, the Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of the Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o The Fund may incur substantial costs in connection with conversions between various currencies.

o The Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

Emerging markets countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

HEDGING ACTIVITIES
Hedging is a strategy designed to offset investment risks. Hedging activities include, among other things, the use of forwards, options and futures. There are risks associated with hedging activities, including:

o The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest and currency exchange rates.

o There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund or the currencies in which those securities are denominated and the prices of forward contracts, futures and options on futures.

o There may not be a liquid secondary market for a futures contract or option.

o    Trading  restrictions  or  limitations  may be imposed by an exchange,  and
     government   regulations  may  restrict  trading  in  currencies,   futures
     contracts and options.

LEVERAGING ACTIVITIES
Leveraging activities include, among other things, borrowing and the use of short sales, options and futures. There are risks associated with leveraging activities, including:

o The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a non-leveraged Fund.

o There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

o Although the Fund will only purchase exchange-traded futures and options, due to market conditions there may not be a liquid secondary market for a futures contract or option. As a result, the Fund may be unable to close out its futures or options contracts at a time which is advantageous.

o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

In addition, the following leveraged instruments are subject to certain specific risks:

         DERIVATIVES
         The Fund uses derivatives to attempt to achieve its investment objectives, while at the same time maintaining liquidity. To collateralize (or cover) these derivatives transactions, the Fund holds cash or U.S. government securities.

         FUTURES
         Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

         The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade.

         OPTIONS
         The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security.

         Alternatively, the Fund may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Fund.


         Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.


MORE INFORMATION ABOUT FUND INVESTMENTS


The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section are those that the Fund uses under normal circumstances. The Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See the Statement of Additional Information for more detail on the investments and strategies used by the Fund.


For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, the Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

The Fund also may temporarily deviate from its policy to invest 80% of its net assets in fixed income securities in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions. The 80% investment requirement generally applies at the time the Fund purchases securities. In the event the Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.


In fulfilling the 80% investment requirement referred to in the preceding paragraph, the Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an investment that derives its value from the performance of an underlying financial asset, index or other investment. A futures contact is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of the Fund's principal investment strategy. These instruments may carry greater risk than other types of securities in which the Fund invests. Derivatives and futures contracts and their related risks are discussed in detail in the Statement of Additional Information. The Trust cannot guarantee that the Fund will achieve its investment goal.

Allegiant has obtained an order from the SEC that allows the Fund to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Allegiant and Allegiant Advantage Fund. The Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.


INVESTMENT ADVISER AND INVESTMENT TEAM


Allegiant Asset Management Company, with its principal offices at 200 Public Square, 5th Floor, Cleveland, Ohio 44114, serves as the Adviser to the Fund. As of June 30, 2005, the Adviser had approximately $26 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.


The Board of Trustees of Allegiant supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser's Taxable Fixed Income Management Team manages the Fund. No one person is primarily responsible for making investment recommendations to the team. The Adviser is entitled to a management fee at the contractual rate of 0.75% of the average annual net assets of the Fund.


-------------------------------------- ----------------------------------------------------------------------------
Name                                   Business Experience
-------------------------------------- ----------------------------------------------------------------------------
TAXABLE FIXED INCOME MANAGEMENT TEAM
-------------------------------------------------------------------------------------------------------------------

Andrew Harding                         Mr. Harding has primary responsibility for taxable fixed income strategy
Senior Director for Taxable Fixed      and performance at the Adviser.
Income Investments
Years with the Adviser: 5              Prior to joining the Adviser in 2000, Mr. Harding was a portfolio manager
Industry experience:  25 years         with McDonald Investments.

-------------------------------------- ----------------------------------------------------------------------------
Cynthia D. Cole                        Ms. Cole is primarily responsible for analyzing and recommending corporate
Director of Corporate Bond Investment  sector investments.
Years with the Adviser: 6
Industry experience:  20 years         Ms. Cole has been with the Adviser since 1999.

-------------------------------------- ----------------------------------------------------------------------------
Timothy Compan, Jr., CFA               Mr. Compan has responsibility for corporate bond portfolio management and
Corporate Bond Specialist              trading.
Years with the Adviser: 2
Industry experience:  5 years          Prior to joining the Adviser in 2003, Mr. Compan was a corporate bond trader for Goldman Sachs Asset Management.



                                      -12-


-------------------------------------- ----------------------------------------------------------------------------
Matthew Downing                        Mr. Downing has responsibility for fixed income security and portfolio
Fixed Income Analyst                   research.
Years with the Adviser: 4
Industry experience:  5 years          Prior to joining the Adviser in 2001, Mr. Downing was a consultant with
                                       FutureNext Consulting.

-------------------------------------- ----------------------------------------------------------------------------
Mark Lozina, CFA                       Mr. Lozina has day-to-day responsibility for fixed income security and
Fixed Income Analyst                   portfolio research.
Years with the Adviser: 3
Industry experience:  10 years         Prior to joining the Adviser in 2002, Mr. Lozina was with National City
                                       Corporation's Equity Sponsor Group.


-------------------------------------- ----------------------------------------------------------------------------


Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership in securities of Allegiant is described in the Statement of Additional Information.-


PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class R Shares of the Fund. The Fund may accept or reject any purchase order.

          CLASS R SHARES:

          o    NO FRONT-END SALES CHARGE

          o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)

          o    12B-1 FEES UP TO 0.60% OF NET ASSETS

          o NO MINIMUM INITIAL INVESTMENT FOR QUALIFIED PLANS AND THEIR PARTICIPANTS

          o    MINIMUM INITIAL INVESTMENT OF $250 FOR INDIVIDUAL INVESTORS

          o MAXIMUM INITIAL OR SUBSEQUENT INVESTMENT OF $1 MILLION FOR INDIVIDUAL INVESTORS

          o    $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

          o    DOES NOT CONVERT TO ANY OTHER SHARE CLASS

Class R Shares are generally intended for tax-advantaged investments, including qualified retirement plans (such as 401(k) plans), individual retirement accounts, and tax-advantaged non-retirement accounts (such as Coverdell Education Savings Accounts). Class R Shares may also be available to certain institutional investors (such as charitable or endowment funds) and certain non-qualified retirement plans.


From time to time, the Adviser and its affiliates may pay from their own resources a fee to financial institutions that generate purchase orders. These fees are described in the Statement of Additional Information.

The Adviser will monitor the Fund's asset size and, subject to approval by Allegiant's Board of Trustees, may decide to close the Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of the Fund may adversely affect the implementation of the Fund's strategies. If the Fund is closed, the Fund may continue to accept additional investments from existing shareholders.


RETIREMENT PLAN PARTICIPANTS
If you buy, sell or exchange shares through a retirement plan, the procedures for buying, selling and exchanging shares and account features and policies may be different than those described in this prospectus. Plan participants should contact your plan sponsor or administrator for information regarding procedures for investing in the Fund.

LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS


Allegiant's Board of Trustees has imposed limitations on purchases, exchanges and redemptions to prevent excessive short-term trading by shareholders. These restrictions apply uniformly. Under the Fund's procedures, the Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.


Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of the Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than six "round trip" transactions - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during any 12-month period. If multiple "round trip" transactions occur in an account, there must be at least 60 calendar days between the initiation of each transaction.


Shareholders who violate this policy will be notified of violations of Allegiant's market timing policies. If a shareholder continues market timing activities after being cited for market timing violations, the account will be closed to new purchases or exchanges of the Fund shares.

If any transaction is deemed to have the potential to adversely impact the Fund, the Fund reserves the right to:

o    Reject a purchase or exchange

o Delay payment of immediate cash redemption proceeds for up to seven calendar days

o Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

o    Limit the amount of any exchange


Allegiant reserves the right to revise or terminate the exchange privilege at any time, for any reason.


You will be provided 60 days' notice before any material change to the exchange privilege is made.

HOW TO PURCHASE FUND SHARES


                       NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT
-----------------------------------------------------------------------------------------------------------------
INTERNET               Visit our site and click on "Open an          You may place your purchase order
WWW.ALLEGIANTFUNDS.COM Account Online." Or log on to our online      on our Web Site using your established
                       Forms Center to print or complete an          banking instructions for payment. To
                       application online. Mail the application      authorize this service, please complete
                       to the address below. Unless you arrange      an Account Change Form or call
                       to pay by wire or ACH, write your check,      1-800-622-FUND (3863).
                       payable in U.S. dollars, to "Allegiant
                       Funds (Fund name)."  Allegiant cannot
                       accept third-party checks, starter checks,
                       credit cards, credit card checks, cash or
                       cash equivalents (i.e., cashier's check,
                       bank draft, money order or travelers'
                       check).
-----------------------------------------------------------------------------------------------------------------
TELEPHONE              Call our Investor Services Line to obtain     Call our Investor Services Line to
1-800-622-FUND (3863)  an application.                               purchase additional shares. To
                                                                     authorize this service, please
                                                                     complete an Account Change Form or
                                                                     call 1-800-622-FUND (3863).

-----------------------------------------------------------------------------------------------------------------
MAIL                   Complete an application and mail it along     Make your check payable to
                       with a check payable, in U.S. dollars, to     "Allegiant Funds (Fund Name)."
                       "Allegiant Funds (Fund Name)."                Please include your account number
                         Allegiant Funds                             on your check and mail it to the
                         P.O. Box 8421                               address at the left.
                         Boston, MA 02266-8421

                       For overnight delivery mail to:
                         Boston Financial Data Services
                         Attn: Allegiant Funds
                         66 Brooks Drive
                         Braintree, MA 02184



                       NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT
-----------------------------------------------------------------------------------------------------------------
                       Allegiant cannot accept third-party checks, starter
                       checks, credit cards, credit card checks, cash or cash
                       equivalents (i.e., cashier's check, bank draft, money
                       order or travelers' check).

-----------------------------------------------------------------------------------------------------------------
AUTOMATED CLEARING     Complete the "Bank, Wire & Electronic         A Planned Investment Program can
HOUSE ("ACH")          Funds Transfer Instructions"  section of      be set up to automatically
                       the application to have funds directly        purchase shares on designated
                       transferred from a bank account.  A           dates during the month.  Please
                       primary and secondary account may be          see "Planned Investment Program"
                       established.  Please note all electronic      below.
                       transfers will be on the primary account
                       unless notified otherwise. Any changes in
                       these instructions must be made in writing
                       to Allegiant Funds with a signature
                       guarantee.

-----------------------------------------------------------------------------------------------------------------
PLANNED INVESTMENT     With a $50 minimum initial investment and     With current account information
PROGRAM                if you have a checking or savings account     on your account, participation in
                       with a bank, you may purchase Class R         the program can be arranged via
                       Shares automatically through regular          the Internet or by calling
                       deductions from your bank account in          1-800-622-FUND (3863).
                       amounts of at least $50 per month per
                       account.                                      For existing accounts, without
                                                                     account information, participation
                       You may arrange for participation in this     can be arranged by completing an
                       program when a new account is established.    Account Change Form with banking
                                                                     information. This form must
                                                                     include a signature guarantee
                                                                     by a bank or other financial institution.

-----------------------------------------------------------------------------------------------------------------
WIRE                   To purchase shares by wire, call              Call 1-800-622-FUND (3863)
                       1-800-622-FUND (3863) to set up your          prior to sending the wire in
                       account to accommodate wire                   order to obtain a confirmation
                       transactions and to receive a wire            number and to ensure prompt and
                       control number to be included in the          accurate handling of funds.
                       body of the wire. Ask your bank to            Ask your bank to transmit
                       transmit immediately available funds          immediately available funds by
                       by wire in the amount of your                 wire as described at the left.
                       purchase to:                                  Please include your account
                                                                     number.
                       State Street Bank and Trust Company
                       ABA # 011000028                               Allegiant and its transfer
                       Account 99052755 Credit Allegiant             agent are not responsible for
                       Funds                                         the consequences of delays
                       (Account Registration)                        resulting from the banking or
                       (Account Number)                              Federal Reserve Wire system, or
                       (Wire Control Number)                         from incomplete wiring
                                                                     instructions.


                       NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT
-----------------------------------------------------------------------------------------------------------------
                       Note: Your bank may charge you a fee
                       for this service.

                       Allegiant and its transfer agent are
                       not responsible for the consequences
                       of delays resulting from the banking or
                       Federal Reserve Wire system, or
                       from incomplete wiring instructions.
-----------------------------------------------------------------------------------------------------------------
FINANCIAL INTERMEDIARY Contact your financial consultant.            Contact your financial
                       Please note, your financial                   consultant. Please note, your
                       consultant or institution may charge          financial consultant or
                       a fee for its services.                       institution may charge a fee
                                                                     for its services.
-----------------------------------------------------------------------------------------------------------------



BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY
Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Allegiant on time. Allegiant may authorize certain financial intermediaries to accept, on behalf of Allegiant, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to accept such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is accepted by the financial intermediary on a business day, and the order will be priced at the Fund's net asset value per share (NAV) next determined after such acceptance, adjusted for any applicable sales charge. Your financial intermediary is responsible for transmitting accepted orders to Allegiant within the time period agreed upon.


GENERAL INFORMATION
You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.


Allegiant may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.


THE PRICE PER SHARE (THE OFFERING PRICE) WILL BE THE NAV NEXT DETERMINED AFTER THE FUND RECEIVES YOUR PURCHASE ORDER. DAILY NAV IS CALCULATED FOR THE FUND EACH BUSINESS DAY AT THE CLOSE OF TRADING ON THE NYSE (NORMALLY 4:00 P.M. EASTERN
TIME). NAV IS NOT CALCULATED ON HOLIDAYS WHEN THE NYSE IS CLOSED FOR TRADING. THE DEADLINE FOR SUBMITTING A PURCHASE ORDER TO THE TRANSFER AGENT IN ORDER TO RECEIVE THE CURRENT BUSINESS DAY'S NAV IS 4:00 P.M. EASTERN TIME.

HOW WE CALCULATE NAV


NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.


In calculating NAV, the Fund generally values its investment portfolio at market price. Certain short-term debt instruments used to manage the Fund's cash are valued on the basis of amortized cost.


The Fund may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.

If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. The Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of the Fund.


Investments by the Fund in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

The Statement of Additional Information contains more detailed information concerning how the Fund values its investments.

SALES CHARGES

CONTINGENT DEFERRED SALES CHARGES


If you sell your Class R Shares within 18 months of purchase, you will pay a contingent deferred sales charge of 0.75% on either (1) the NAV of the shares at the time of purchase, or (2) the NAV of the shares next calculated after Allegiant receives your sale request in good order, whichever is less. Good order means that complete information is provided for your sale request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class R Shares of the Fund for Class R Shares of another Allegiant Fund.

When an investor redeems Class R Shares, they are redeemed first from those Class R Shares that are not subject to the contingent deferred sales charge (i.e., Class R Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Class R Shares that have been held the longest.


The contingent deferred sales charge will be waived if you sell your Class R Shares for the following reasons:

o    redemptions following the death or disability of a shareholder;

o redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

o minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

o redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with the plan sponsor;

o    redemptions by a settlor of a living trust;


o    redemptions   effected   pursuant  to  the  Fund's  right  to  liquidate  a
     shareholder's account if the value of shares held in the account is less than the minimum account size;


o    return of excess contributions;

o redemptions following the death or disability of both shareholders in the case of joint accounts;


o exchanges of Class R Shares of the Fund for Class R Shares of another Allegiant Fund;


o distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

o exchange of Class R Shares of the Fund for Class I Shares of the Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

o redemptions by participants in a qualified plan who transfer funds from the Fund to a non-Allegiant fund available through the plan.

For more information on sales charges, please visit Allegiant's website at WWW.ALLEGIANTFUNDS.COM. The website includes information on sales charges, free of charge and in clear and prominent format (click on "Funds", click on "Sales Charges & Breakpoints", and then click on "click here" or "prospectuses").


HOW TO SELL YOUR FUND SHARES

Holders of Class R Shares may sell shares by following the procedures established when they opened their account or accounts.


INTERNET
WWW.ALLEGIANTFUNDS.COM
The minimum amount for an Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).


TELEPHONE
1-800-622-FUND (3863)

Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page __ "How to Purchase Fund Shares").

SYSTEMATIC WITHDRAWAL PLAN


If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class R Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your bank account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or calling our Investor Services line.


FINANCIAL INTERMEDIARY


Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services, in addition to the fees charged by Allegiant.

SIGNATURE GUARANTEE

The use of a guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities. Its use is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors-- these include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a guarantee, nor can we accept a comparison guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.

RECEIVING YOUR MONEY


If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Allegiant in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by Allegiant will be the next NAV determined less any applicable deferred sales charge. Good order means that your request includes complete information. See "Contingent Deferred Sales Charges" on page 19 for information concerning the application of contingent deferred sales charges.

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. Allegiant does not charge a fee to wire your funds; however, your institution may charge a fee.


IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES


Allegiant may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:


(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)  the NYSE is closed for other than customary weekend and holiday closings;

(c)  the SEC has by order permitted such suspension; or


(d) an emergency exists, as determined by the SEC, as a result of which: (i) disposal by Allegiant of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Allegiant to determine the fair market value of its net assets.


HOW TO EXCHANGE YOUR SHARES


You may exchange Class R Shares of the Fund for Class R Shares of another Allegiant Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Allegiant's transfer agent is 4:00 p.m. Eastern Time.

INTERNET
WWW.ALLEGIANTFUNDS.COM
You may exchange your shares through the Internet. The minimum amount for an Internet exchange into a new Fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, please call 1-800-622-FUND (3863) or visit our Forms Center online to obtain an Account Change Form.


TELEPHONE
1-800-622-FUND (3863)

Call with your account name, number, and amount of exchange into an existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

MAIL

Indicate which existing Fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:


     Allegiant Funds
     P.O. Box 8421
     Boston, MA 02266-8421

For overnight delivery mail to:
     Boston Financial Data Services
     Attn: Allegiant Funds
     66 Brooks Drive
     Braintree, MA 02184


The minimum exchange amount is $500.

SYSTEMATIC EXCHANGE PROGRAM


You can exchange Class R Shares of an Allegiant Money Market Fund for Class R Shares of any other Allegiant Fund automatically, at periodic intervals.

If you would like to enter into a systematic exchange program concerning Class R Shares you must exchange them within either six or twelve months from the date of purchase. The minimum exchange amount is $50.

You may arrange for participation in this program via the Internet at www.allegiantfunds.com, by calling 1-800-622-FUND (3863) or by completing an account application.


FINANCIAL INTERMEDIARY
Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after the Fund receives your exchange request.

No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS


Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Allegiant has certain safeguards and procedures to confirm the authenticity of instructions, Allegiant is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Allegiant over the telephone or via the Internet, you will generally bear the risk of any loss, provided Allegiant has followed reasonable procedures to confirm the authenticity of instructions.


CUSTOMER IDENTIFICATION PROGRAM


Federal regulations require Allegiant to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Allegiant. To the extent permitted by applicable law, Allegiant reserves the right to place limits on transactions in your account until your identity is verified.


DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan with respect to Class R Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows the Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Distribution fees for Class R Shares, as a percentage of average daily net assets, are 0.60% with respect to the Fund.


The Fund's Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The Fund distributes income monthly.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive a distribution.


You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at www.allegiantfunds.com, or by notifying Allegiant in writing prior to the date of the distribution. Your election will be effective for distributions paid the next day if done through the Internet or after Allegiant receives your written notice.


FEDERAL TAXES

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Fund distributions attributable to short-term capital gains and net taxable investment income will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In selecting portfolio securities to be sold, the Fund generally uses tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will generally recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.


The Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2005, the withholding rate is 28%.


The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


SUNSET OF TAX PROVISIONS

Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gains rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of these provisions in the Code for taxable years beginning after December 31, 2008.


STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

No financial highlights are presented for the Fund because it was not in operation during the last fiscal year.

INVESTMENT ADVISER
Allegiant Asset Management Company
200 Public Square, 5th Floor
Cleveland, Ohio 44114


DISTRIBUTOR
Professional Funds Distributor, LLC
760 Moore Road
King of Prussia, PA 19406

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

                             NOT PART OF PROSPECTUS

                         ALLEGIANT FUNDS PRIVACY NOTICE

         The basis of each customer relationship at Allegiant Funds is built on trust. You have chosen to do business with Allegiant Funds, and we guard that relationship with great care, beginning with the information you have chosen to share with us.

         Allegiant Funds is dedicated to protecting the privacy of your nonpublic personal information. We maintain information about you in order to provide you with the most effective and convenient access to our broad range of financial products and services. We want you to understand what information we collect, and how we use and protect it.

         WHAT INFORMATION WE COLLECT

         "Nonpublic personal information" is information about you that we obtain in connection with providing our financial products or services. Such information includes for example, name, address, age, and account balance.

         We may collect nonpublic personal information about you from the following sources:

     o Information that you provide to us, such as on applications or other forms, or

     o    Information about your transactions with us

         OUR SECURITY PROCEDURES

         To maintain security of customer information, we restrict access to your personal and account information to persons who need to know that information to provide you products or services. We maintain physical, electronic and procedural safeguards to guard information.

         WHAT INFORMATION WE DISCLOSE

         Allegiant Funds does not disclose nonpublic personal information about you to any third party companies, except as permitted by federal law. The confidentiality of your nonpublic personal information will continue to be maintained consistent with this privacy notice even if you decide to close your account(s), your account becomes inactive, or you otherwise cease to do business with us.

         Allegiant Funds works with third parties to bring you financial services. We disclose information about you as necessary to fulfill these third party service agreements. For example, we may disclose information about you to third parties that assist us in servicing or maintaining your mutual fund account, or other business relationship, such as printing checks or providing periodic account statements. We may also disclose information about you to governmental entities, such as sending annual income statements to the IRS.

                             NOT PART OF PROSPECTUS

         We may disclose all of the information we collect, as described above, to third parties that perform marketing services on our behalf or to other financial institutions, such as National City and its affiliates, with whom we have joint marketing agreements in order to make a variety of financial services available to you. These third parties must agree to strict confidentiality provisions to assure the protection of your information. Because we already limit the sharing of your nonpublic personal information as outlined above, no action is necessary on your part to ensure this result.

         ALLEGIANT FUNDS' PLEDGE TO YOU

         We believe that your privacy should never be compromised. At the same time, we want to offer you the array of financial products and services you need to accomplish your financial goals. We believe we can do both by adhering to the provisions of this privacy notice.


BOARD OF TRUSTEES

ROBERT D. NEARY                                         RICHARD W. FURST
CHAIRMAN                                                Garvice D. Kincaid Professor of Finance and Dean
Retired Co-Chairman, Ernst & Young                          Emeritus, Gatton College of Business and
Director:                                                   Economics, University of Kentucky
Commercial Metals Company
Strategic Distribution, Inc.                            GERALD L. GHERLEIN
                                                        Retired Executive Vice President and
HERBERT R. MARTENS, JR.                                    General Counsel, Eaton Corporation
PRESIDENT
Executive Vice President,                               DALE C. LAPORTE
   National City Corporation                               Partner, Calfee, Halter & Griswold LLP
President and Chief Executive Officer
   National City Bank, Florida
Chairman, NatCity Investments, Inc.


JOHN G. BREEN                                           KATHLEEN A. OBERT
Retired Chairman and Chief Executive Officer,           Chairman and Chief Executive Officer,
   The Sherwin Williams Co.                                Edward Howard & Co.
Director:
   Goodyear Tire & Rubber Co.                           J. WILLIAM PULLEN
   The Stanley Works                                    Retired President and Chief Executive Officer,
                                                           Whayne Supply Company


JOHN F. DURKOTT
President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy



The Allegiant Funds Trustees also serve as Trustees of Allegiant Advantage Fund.


                                                                         [Logo]
                                                             Allegiant(R) Funds
                                                         www.allegiantfunds.com

More information about the Funds is available without charge through the following:


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Allegiant Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports will list the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance during the Fund's last fiscal year. The reports will also contain detailed financial information about the Fund and are available, free of charge, on the Funds' website.


TO OBTAIN MORE INFORMATION:


By Internet:
www.allegiantfunds.com


By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:


You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Allegiant Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or writing to:


Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102


[Logo]
Allegiant(R)
       Funds
www.allegiantfunds.com

Allegiant Funds' Investment Company Act registration number is 811-4416

                           ALLEGIANT FUNDS PROSPECTUS
                            I SHARES (INSTITUTIONAL)

                                 OCTOBER 1, 2005




                           STRATEGIC INCOME BOND FUND










     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
      THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[LOGO]
ALLEGIANT(R)
    FUNDS
WWW.ALLEGIANTFUNDS.COM

                               INVESTMENT ADVISER
                                 ALLEGIANT ASSET
                               MANAGEMENT COMPANY
                                 (the "Adviser")


                              ABOUT THIS PROSPECTUS



Allegiant Funds ("Allegiant") is a mutual fund family that offers different classes of shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information that you should know about Class I Shares of the Strategic Income Bond Fund (the "Fund") before investing. To obtain more information on Allegiant Funds, visit us online at www.allegiantfunds.com or call 1-800-622-FUND (3863).
Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                            PAGE
                                                                            ----


ALLEGIANT STRATEGIC INCOME BOND FUND..........................................1
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES........................6
MORE INFORMATION ABOUT FUND INVESTMENTS......................................11
INVESTMENT ADVISER AND INVESTMENT TEAM.......................................12
PURCHASING, SELLING AND EXCHANGING FUND SHARES...............................13
DIVIDENDS AND TAXES..........................................................21
FINANCIAL HIGHLIGHTS.........................................................23

ALLEGIANT STRATEGIC INCOME BOND FUND


FUND SUMMARY

INVESTMENT GOAL                                  High current income with some
                                                 capital appreciation

PRINCIPAL INVESTMENT STRATEGY                    Allocating assets among
                                                 different fixed income security
                                                 sectors, including U.S. and
                                                 foreign issues, with a
                                                 significant portion rated below
                                                 investment grade. The Fund will
                                                 normally maintain a
                                                 dollar-weighted average
                                                 maturity of between four and
                                                 twelve years.

PRINCIPAL RISKS                                  Market risk, allocation
                                                 risk, credit risk, foreign
                                                 risk, interest rate risk,
                                                 prepayment/extension risk,
                                                 leveraging risk, active trading
                                                 risk

PRINCIPAL INVESTMENT STRATEGIES


The Allegiant Strategic Income Bond Fund's investment objective is to provide high current income by investing in three major sectors of fixed income securities: domestic investment grade fixed income securities, domestic high-yield fixed income securities and fixed income securities of issuers in foreign countries. The investment objective may be changed without a shareholder vote.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in fixed income securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The types of fixed income securities in which the Fund will invest include asset-backed securities, mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures issued by companies headquartered in the U.S. or developed foreign countries. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities. High-yield fixed income securities are commonly referred to as "junk bonds." The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets.

The Adviser allocates between 15% and 65% of the Fund's assets to each of the three major sectors of fixed income securities based on its analysis of the fixed income markets. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. High-yield fixed income securities are those rated below investment grade or are unrated and determined by the Adviser to be equivalent to a non-investment grade security. The Fund does not intend to invest in high-yield fixed income securities rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders.

In buying and selling particular securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers, currencies and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund normally maintains a dollar-weighted average maturity of between four and twelve years, however there is no limit on the maturity of any single security.

PRINCIPAL RISKS OF INVESTING

GENERAL RISKS. No matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

MARKET RISK. The value of your investment in the Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that any or all of its fixed income market segments may underperform other segments of the fixed income markets or the fixed income markets as a whole.

ALLOCATION RISK. The Fund may allocate any amount of its assets invested in a particular sector of the fixed income markets to any types of securities within that sector. Accordingly, a heavier weighting of assets in securities that carry greater risks will correspondingly increase the risks of investing in the Fund. For example, the risks of investing in the Fund will be greater if the Fund concentrates a high percentage of its domestic investment grade fixed income securities sector investments in corporate obligations than if it invests a high percentage of such sector's investments in U.S. government securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit is lowered, the value of its debt securities may fall. High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.


FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.


Emerging market countries are countries that the Morgan Stanley Capital International Emerging Markets Index or the United Nations classifies as emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.


INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.


LEVERAGING RISK. The Fund invests in leveraged instruments, such as futures and options contracts. The more the Fund invests in these leveraged instruments, the greater the possibility for gains or losses on those investments.


ACTIVE TRADING RISK. The Adviser frequently buys and sells securities, which results in correspondingly higher expenses and other transaction costs, and which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations prior to the date of this prospectus.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)


                                                  STRATEGIC INCOME BOND FUND(1)
------------------------------------------------ -------------------------------
Maximum Sales Charge (Load) Imposed on                           None
Purchases (as a percentage of offering price)
------------------------------------------------ -------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of net asset value)                                   None
------------------------------------------------ -------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)                              None
------------------------------------------------ -------------------------------
Redemption Fee (as a percentage of amount                        None
redeemed, if applicable)
------------------------------------------------ -------------------------------
Exchange Fee                                                     None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



Investment Advisory Fees                 0.75%
-------------------------------------- -------------
Distribution (12b-1) Fees                0.05%(2,3)
-------------------------------------- -------------
Other Expenses                           0.18%(3)
-------------------------------------- -------------
Total Annual Fund Operating Expenses     0.98%
-------------------------------------- -------------

(1)The Fund had not yet commenced operations as of the date of this prospectus. The fees and expenses shown in the table above are those that are expected to apply upon start up of operations.

(2)Class I Shares of the Fund may reimburse up to 0.10% for Distribution (12b-1) Fees under the Fund's distribution plan for Class I Shares. Such reimbursements are expected to be no more than 0.05% during the current fiscal year.

(3)Other Expenses and Distribution (12b-1) Fees are based on estimated amounts for the current fiscal year.

For more information about these fees, see "Investment Adviser and Investment Team" and "Distribution of Fund Shares."

EXAMPLES


This Example is intended to help you compare the cost of investing in the Allegiant Strategic Income Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same, and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                1 YEAR           3 YEARS
                                                ------           -------
STRATEGIC INCOME BOND FUND                      $100              $312

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES


This section provides additional information about the principal investment strategies used by the Fund and the related risks. The Fund's Statement of Additional Information contains more information about the particular types of securities in which the Fund invests. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information and on the Fund's website.


CONVERTIBLE SECURITIES
Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause the Fund's average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by the Fund's multiple holdings.


EXCHANGE-TRADED FUNDS
The Fund may invest in various types of exchange-traded funds ("ETFs"). ETFs own stocks included in a particular index and changes in the market price of ETFs (before deducting the ETFs' expenses) are generally expected to track the movement of the associated index relatively closely. However, the price movement of ETFs may not perfectly parallel the price action of the associated indices. To the extent the Fund invests in ETFs, shareholders of the Fund may be subject to duplicative management fees. ETFs include iSharesSM, Standard & Poor's Depositary ReceiptsTM ("SPDRs"), S&P Sector SPDRs, DIAMONDS, and other security baskets. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values ("NAVs") of their underlying indices and supply and demand of iShares on the American Stock Exchange ("AMEX"). However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the American Stock Exchange ("AMEX") necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of the Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, the Fund could be required to reconsider the use of iShares as part of its investment strategy. SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index. S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average. The Investment Company Act of 1940, as amended ("1940 Act"), limits investments by registered investment companies in the securities of other investment companies. However, the Fund may invest in ETFs in excess of these limits in accordance with Securities and Exchange Commission exemptive relief granted to such ETFs.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.
o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.
o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.
o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by the Fund involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, the Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of the Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o The Fund may incur substantial costs in connection with conversions between various currencies.

o The Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

Emerging markets countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

HEDGING ACTIVITIES
Hedging is a strategy designed to offset investment risks. Hedging activities include, among other things, the use of forwards, options and futures. There are risks associated with hedging activities, including:

o The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest and currency exchange rates.

o There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund or the currencies in which those securities are denominated and the prices of forward contracts, futures and options on futures.

o There may not be a liquid secondary market for a futures contract or option.

o    Trading  restrictions  or  limitations  may be imposed by an exchange,  and
     government   regulations  may  restrict  trading  in  currencies,   futures
     contracts and options.

LEVERAGING ACTIVITIES
Leveraging activities include, among other things, borrowing and the use of short sales, options and futures. There are risks associated with leveraging activities, including:

o The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a non-leveraged Fund.

o There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

o Although the Fund will only purchase exchange-traded futures and options, due to market conditions there may not be a liquid secondary market for a futures contract or option. As a result, the Fund may be unable to close out its futures or options contracts at a time which is advantageous.

o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

In addition, the following leveraged instruments are subject to certain specific risks:

         DERIVATIVES
         The Fund uses derivatives to attempt to achieve its investment objectives, while at the same time maintaining liquidity. To collateralize (or cover) these derivatives transactions, the Fund holds cash or U.S. government securities.

         FUTURES
         Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

         The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade.


         OPTIONS
         The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security.

         Alternatively, the Fund may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Fund.


         Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

MORE INFORMATION ABOUT FUND INVESTMENTS


The principal investments and strategies described earlier in this prospectus in the "Principal Investment Strategies" section are those that the Fund uses under normal circumstances. The Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See the Statement of Additional Information for more detail on the investments and strategies used by the Fund.


For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, the Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

The Fund also may temporarily deviate from its policy to invest 80% of its net assets in fixed income securities in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions. The 80% investment requirement generally applies at the time the Fund purchases securities. In the event the Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.


In fulfilling the 80% investment requirement referred to in the preceding paragraph, the Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an investment that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of the Fund's principal investment strategy. These instruments may carry greater risk than other types of securities in which the Fund invests. Derivatives and futures contracts and their related risks are discussed in detail in the Statement of Additional Information.

Allegiant has obtained an order from the SEC that allows the Fund to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Allegiant and Allegiant Advantage Fund. The Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.

INVESTMENT ADVISER AND INVESTMENT TEAM


Allegiant Asset Management Company, with its principal offices at 200 Public Square, 5th Floor, Cleveland, Ohio 44114, serves as the Adviser to the Fund. As of June 30, 2005, the Adviser had approximately $26 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.

The Board of Trustees of Allegiant supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser's Taxable Fixed Income Management Team manages the Fund. No one person is primarily responsible for making investment recommendations to the team. The Adviser is entitled to a management fee at the contractual rate of 0.75% of the average annual net assets of the Fund.


-------------------------------------- ----------------------------------------------------------------------------
Name                                   Business Experience
-------------------------------------- ----------------------------------------------------------------------------
TAXABLE FIXED INCOME MANAGEMENT TEAM
-------------------------------------------------------------------------------------------------------------------
Andrew Harding                         Mr. Harding has primary responsibility for taxable fixed income strategy
Senior Director for Taxable Fixed      and performance at the Adviser.
Income Investments
Years with the Adviser: 5              Prior to joining the Adviser in 2000, Mr. Harding was a portfolio manager
Industry experience:  25 years         with McDonald Investments.


-------------------------------------- ----------------------------------------------------------------------------
Cynthia D. Cole                        Ms. Cole is primarily responsible for analyzing and recommending corporate
Director of Corporate Bond Investment  sector investments.
Years with the Adviser: 6
Industry experience:  20 years         Ms. Cole has been with the Adviser since 1999.


-------------------------------------- ----------------------------------------------------------------------------
Timothy Compan, Jr., CFA               Mr. Compan has responsibility for corporate bond portfolio management and
Corporate Bond Specialist              trading.
Years with the Adviser: 2
Industry experience:  5 years          Prior to joining the Adviser in 2003, Mr. Compan was a corporate bond trader for Goldman Sachs Asset Management.

-------------------------------------- ----------------------------------------------------------------------------
Matthew Downing                        Mr. Downing has responsibility for fixed income security and portfolio
Fixed Income Analyst                   research.
Years with the Adviser: 4
Industry experience:  5 years          Prior to joining the Adviser in 2001, Mr. Downing was a consultant with
                                       FutureNext Consulting.

-------------------------------------- ----------------------------------------------------------------------------
Mark Lozina, CFA                       Mr. Lozina has day-to-day responsibility for fixed income security and
Fixed Income Analyst                   portfolio research.
Years with the Adviser: 3
Industry experience:  10 years         Prior to joining the Adviser in 2002, Mr. Lozina was with National City
                                       Corporation's Equity Sponsor Group.


-------------------------------------- ----------------------------------------------------------------------------

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in Allegiant is described in the Statement of Additional Information.


PURCHASING, SELLING AND EXCHANGING FUND SHARES

CLASS I SHARES HAVE NO SALES CHARGE, NO MINIMUM INITIAL INVESTMENT AND ARE ONLY AVAILABLE TO FINANCIAL INSTITUTIONS.


Institutional shares may be purchased only through the Trust departments of financial institutions, or broker-dealers, or other financial institutions which have a selling agreement with the Distributor to place trades for institutional accounts, broker products or similar products. In order to purchase Institutional shares through one of those entities, you must have an account with it. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Funds, and may charge transaction fees. You should consult your account documents for full details. Your shares in the Funds may be held in an omnibus account in the name of that institution. The Funds may accept or reject any purchase order.

From time to time, the Adviser and its affiliates may pay from their own resources a fee to financial institutions that generate purchase orders. These fees are described in the Statement of Additional Information.

The Adviser will monitor the Fund's asset size and, subject to approval by Allegiant's Board of Trustees, may decide to close the Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of the Fund may adversely affect the implementation of the Fund's strategies. If the Fund is closed, the Fund may continue to accept additional investments from existing shareholders.


LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS


Allegiant's Board of Trustees has imposed limitations on purchases, exchanges and redemptions to prevent excessive short-term trading by shareholders. These restrictions apply uniformly. Under the Fund's procedures, the Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.


Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of the Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than six "round trip" transactions - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during any 12-month period. If multiple "round trip" transactions occur in an account, there must be at least 60 calendar days between the initiation of each transaction.


Shareholders who violate this policy will be notified of violations of Allegiant's market timing policies. If a shareholder continues market timing activities after being cited for market timing violations, the account will be closed to new purchases or exchanges of the Fund shares.

If any transaction is deemed to have the potential to adversely impact the Fund, the Fund reserves the right to:


o    Reject a purchase or exchange

o Delay payment of immediate cash redemption proceeds for up to seven calendar days

o Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

o    Limit the amount of any exchange


Allegiant reserves the right to revise or terminate the exchange privilege at any time, for any reason.


You will be provided 60 days' notice before any material change to the exchange privilege is made.

HOW TO PURCHASE FUND SHARES

                                NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT
TELEPHONE                       Call our Investor Services Line to obtain     Call our Investor Services Line
1-800-622-FUND (3863)           an application.                               to purchase additional shares.



                                NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT
MAIL                            Complete an application and mail it along     Make your check payable to
                                with a check payable, in U.S. dollars, to     "Allegiant Funds (Fund Name)."
                                "Allegiant Funds (Fund Name)."                Please include your account
                                   Allegiant Funds                            number on your check and mail it
                                   P.O. Box 8421                              to the address at the left.
                                   Boston, MA  02266-8421

                                For overnight delivery mail to:
                                   Boston Financial Data Services
                                   Attn:  Allegiant Funds
                                   66 Brooks Drive
                                   Braintree, MA  02184

                                Allegiant cannot accept third-party checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).

WIRE                            To purchase shares by wire, call              Call 1-800-622-FUND (3863) prior
                                1-800-622-FUND (3863) to set up your          to sending the wire in order to
                                account to accommodate wire transactions      obtain a confirmation number and
                                and to receive a wire control number to be    to ensure prompt and accurate
                                included in the body of the wire.  Ask your   handling of funds.  Ask your bank
                                bank to transmit immediately available        to transmit immediately available
                                funds by wire in the amount of your           funds by wire as described at the
                                purchase to:                                  left.  Please include your
                                   State Street Bank and Trust Company        account number.
                                   ABA #011000028
                                   Account 99052755 Credit Allegiant Funds    Allegiant and its transfer agent
                                   (Account Registration)                     are not responsible for the
                                   (Account Number)                           consequences of delays resulting
                                   (Wire Control Number)                      from the banking or Federal
                                                                              Reserve Wire system, or from
                                   Note:  Your bank may charge you a fee      incomplete wiring instructions.
                                   for this service.

                                Allegiant and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve
                                Wire system, or from incomplete wiring
                                instructions.

FINANCIAL INTERMEDIARY          You may buy shares through accounts with      Please refer to New Account Set
                                brokers or other financial institutions       Up to the left.
                                that are authorized to place trades in Fund
                                shares for their customers.  If you invest
                                through an authorized institution, you will
                                have to follow its procedures.  Your broker
                                or institution may charge a fee for its
                                services, in addition to the fees charged
                                by Allegiant.  Address correspondence or
                                questions regarding a Fund to your
                                institution.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.


Allegiant may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.


The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order. Daily NAV is calculated for the Fund each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.


HOW WE CALCULATE NAV


NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, the Fund generally values its investment portfolio at market price. Certain short-term debt instruments used to manage the Fund's cash are valued on the basis of amortized cost.

The Fund may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.

If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. The Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of the Fund.

Investments by the Fund in any mutual fund are valued at their respective net asset values as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.


The Statement of Additional Information contains more detailed information concerning how the Fund values its investments.


SALES CHARGES

There are no sales charges on the purchase of Class I Shares.

HOW TO SELL YOUR FUND SHARES

Shareholders may sell shares by following the procedures established when they opened their account or accounts.

TELEPHONE
1-800-622-FUND (3863)
Call with the account name, number, and amount of redemption. Redemptions will be sent to the shareholder's address or bank account on record. All redemptions must follow the procedures established when the account or accounts were established (see page 15 "How to Purchase Fund Shares").


FINANCIAL INTERMEDIARY
Contact your broker or institution. Your broker or institution may charge a fee for its services in addition to the fees charged by Allegiant.



SIGNATURE GUARANTEE

The use of a guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities. Its use is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors-- these include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a guarantee, nor can we accept a comparison guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.

RECEIVING YOUR MONEY


If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Allegiant in writing and include a signature guaranteed by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by Allegiant will be the next NAV determined after the fund receives your request. Good order means that your request includes complete information.

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. Allegiant does not charge a fee to wire your funds; however, your institution may charge a fee. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.


REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES


Allegiant may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c)      the SEC has by order permitted such suspension; or


(d)      an emergency exists, as determined by the SEC, as a result of which:
         (i) disposal by Allegiant of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Allegiant to determine the fair market value of its net assets.


HOW TO EXCHANGE YOUR SHARES

You may exchange your Class I Shares of the Fund for Class I Shares of another Allegiant Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to Allegiant's transfer agent is 4:00 p.m. Eastern time.


TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of exchange into a new or existing fund (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).


MAIL
Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:


         Allegiant Funds
         P.O. Box 8421
         Boston, MA  02266-8421


For overnight delivery mail to:


         Boston Financial Data Services
         Attn:  Allegiant Funds
         66 Brooks Drive
         Braintree, MA  02184


The minimum exchange amount is $500.

FINANCIAL INTERMEDIARY
Contact your financial consultant, broker or institution. Your financial consultant, broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after the Fund receives your exchange request.


CUSTOMER IDENTIFICATION PROGRAM


Federal regulations require Allegiant to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Allegiant. To the extent permitted by applicable law, Allegiant reserves the right to place limits on transactions in your account until your identity is verified.


DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan with respect to Class I Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows the Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

The Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class I Shares. However, actual distribution fees for Class I Shares are expected to be no more than 0.05% during the current fiscal year.


The Fund's Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The Fund distributes income monthly.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution.


You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options by notifying Allegiant in writing prior to the date of the distribution. Your election will be effective for distributions paid the next day if done through the Internet or after Allegiant receives your written notice.


FEDERAL TAXES

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Fund distributions attributable to short-term capital gains and net taxable investment income will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In selecting portfolio securities to be sold, the Fund generally uses tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will generally recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.


The Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2005, the withholding rate is 28%.


The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


SUNSET OF TAX PROVISIONS

Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of these provisions in the Code for taxable years beginning after December 31, 2008.


STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

No financial highlights are presented for the Fund because it had not commenced operations as of the date of this prospectus.

INVESTMENT ADVISER
Allegiant Asset Management Company
200 Public Square, 5th Floor
Cleveland, Ohio 44114


DISTRIBUTOR
Professional Funds Distributor, LLC
760 Moore Road
King of Prussia, PA 19406

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

                             NOT PART OF PROSPECTUS


                         ALLEGIANT FUNDS PRIVACY NOTICE

         The basis of each customer relationship at Allegiant Funds is built on trust. You have chosen to do business with Allegiant Funds, and we guard that relationship with great care, beginning with the information you have chosen to share with us.

         Allegiant Funds is dedicated to protecting the privacy of your nonpublic personal information. We maintain information about you in order to provide you with the most effective and convenient access to our broad range of financial products and services. We want you to understand what information we collect, and how we use and protect it.

         WHAT INFORMATION WE COLLECT

         "Nonpublic personal information" is information about you that we obtain in connection with providing our financial products or services. Such information includes for example, name, address, age, and account balance.

         We may collect nonpublic personal information about you from the following sources:

     o Information that you provide to us, such as on applications or other forms, or

     o    Information about your transactions with us

         OUR SECURITY PROCEDURES

         To maintain security of customer information, we restrict access to your personal and account information to persons who need to know that information to provide you products or services. We maintain physical, electronic and procedural safeguards to guard information.

         WHAT INFORMATION WE DISCLOSE

         Allegiant Funds does not disclose nonpublic personal information about you to any third party companies, except as permitted by federal law. The confidentiality of your nonpublic personal information will continue to be maintained consistent with this privacy notice even if you decide to close your account(s), your account becomes inactive, or you otherwise cease to do business with us.

         Allegiant Funds works with third parties to bring you financial services. We disclose information about you as necessary to fulfill these third party service agreements. For example, we may disclose information about you to third parties that assist us in servicing or maintaining your mutual fund account, or other business relationship, such as printing checks or providing periodic account statements. We may also disclose information about you to governmental entities, such as sending annual income statements to the IRS.

                             NOT PART OF PROSPECTUS



         We may disclose all of the information we collect, as described above, to third parties that perform marketing services on our behalf or to other financial institutions, such as National City and its affiliates, with whom we have joint marketing agreements in order to make a variety of financial services available to you. These third parties must agree to strict confidentiality provisions to assure the protection of your information. Because we already limit the sharing of your nonpublic personal information as outlined above, no action is necessary on your part to ensure this result.

         ALLEGIANT FUNDS' PLEDGE TO YOU

         We believe that your privacy should never be compromised. At the same time, we want to offer you the array of financial products and services you need to accomplish your financial goals. We believe we can do both by adhering to the provisions of this privacy notice.


BOARD OF TRUSTEES


ROBERT D. NEARY                                         RICHARD W. FURST
CHAIRMAN                                                Garvice D. Kincaid Professor of Finance and Dean
Retired Co-Chairman, Ernst & Young                          Emeritus, Gatton College of Business and
Director:                                                   Economics, University of Kentucky
Commercial Metals Company
Strategic Distribution, Inc.                            GERALD L. GHERLEIN
                                                        Retired Executive Vice President and
HERBERT R. MARTENS, JR.                                    General Counsel, Eaton Corporation
PRESIDENT
Executive Vice President,                               DALE C. LAPORTE
   National City Corporation                            Partner, Calfee, Halter & Griswold LLP
President and Chief Executive Officer
   National City Bank, Florida
Chairman, NatCity Investments, Inc.
                                                        KATHLEEN A. OBERT
JOHN G. BREEN                                           Chairman and Chief Executive Officer,
Retired Chairman and Chief Executive Officer,              Edward Howard & Co.
   The Sherwin Williams Co.
Director:                                               J. WILLIAM PULLEN
   Goodyear Tire & Rubber Co.                           Retired President and Chief Executive Officer,
   The Stanley Works                                       Whayne Supply Company


JOHN F. DURKOTT
President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy



                   The Allegiant Funds Trustees also serve as
                   Trustees of The Allegiant Advantage Fund.


                                                                          [Logo]
                                                              Allegiant(R) Funds
                                                          www.allegiantfunds.com

More information about the Funds is available without charge through the following:


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Allegiant Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports will list the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance during the Fund's last fiscal year. The reports will also contain detailed financial information about the Fund and are available, free of charge, on the Funds' website.


TO OBTAIN MORE INFORMATION:


By Internet:
WWW.ALLEGIANTFUNDS.COM


By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:


You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Allegiant Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or writing to:


Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102


[Logo]
Allegiant(R)
       Funds
www.allegiantfunds.com

Allegiant Funds' Investment Company Act registration number is 811-4416

                                 ALLEGIANT FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION
                                 OCTOBER 1, 2005



                                  EQUITY FUNDS
                       ALLEGIANT INTERNATIONAL EQUITY FUND
                      ALLEGIANT LARGE CAP CORE EQUITY FUND
                         ALLEGIANT LARGE CAP GROWTH FUND
                         ALLEGIANT LARGE CAP VALUE FUND
                          ALLEGIANT MID CAP GROWTH FUND
                          ALLEGIANT MID CAP VALUE FUND
                          ALLEGIANT S&P 500 INDEX FUND
                          ALLEGIANT SMALL CAP CORE FUND
                         ALLEGIANT SMALL CAP GROWTH FUND
                         ALLEGIANT SMALL CAP VALUE FUND

                             ASSET ALLOCATION FUNDS
                      ALLEGIANT AGGRESSIVE ALLOCATION FUND
                       ALLEGIANT BALANCED ALLOCATION FUND
                     ALLEGIANT CONSERVATIVE ALLOCATION FUND

                               FIXED INCOME FUNDS
                               ALLEGIANT BOND FUND
                       ALLEGIANT GOVERNMENT MORTGAGE FUND
                         ALLEGIANT HIGH YIELD BOND FUND
                        ALLEGIANT INTERMEDIATE BOND FUND
                      ALLEGIANT LIMITED MATURITY BOND FUND
                      ALLEGIANT STRATEGIC INCOME BOND FUND
                      ALLEGIANT TOTAL RETURN ADVANTAGE FUND
                         ALLEGIANT ULTRA SHORT BOND FUND

                               TAX-FREE BOND FUNDS
                   ALLEGIANT INTERMEDIATE TAX EXEMPT BOND FUND
               ALLEGIANT MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
                ALLEGIANT OHIO INTERMEDIATE TAX EXEMPT BOND FUND
             ALLEGIANT PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

                               MONEY MARKET FUNDS
                     ALLEGIANT GOVERNMENT MONEY MARKET FUND
                           ALLEGIANT MONEY MARKET FUND
                   ALLEGIANT OHIO MUNICIPAL MONEY MARKET FUND
               ALLEGIANT PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
                     ALLEGIANT TAX EXEMPT MONEY MARKET FUND
                      ALLEGIANT TREASURY MONEY MARKET FUND


This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the current Prospectuses listed below for the above investment portfolios (each, a "Fund," collectively, the "Funds") of Allegiant Funds (the "Trust"), as may be amended or supplemented from time to time. This SAI is incorporated by reference in its entirety into the Prospectuses. The Prospectuses and the Trust's annual reports to shareholders dated May 31, 2005 (the "2005 Annual Reports") may be obtained, without charge, upon request by calling or writing the Trust at 1-800-622-FUND (3863), 760 Moore Road, King of Prussia, Pennsylvania 19406.

CURRENT PROSPECTUSES

o Prospectus dated October 1, 2005, for A, B and C Shares of the Money Market Funds.

o    Prospectus dated October 1, 2005, for I Shares of the Money Market Funds.

o Prospectus dated October 1, 2005, for A, B and C Shares of the Equity Funds, Asset Allocation Funds, Fixed Income Funds (other than the Strategic Income Bond Fund and High Yield Bond Fund) and Tax-Free Bond Funds.

o Prospectus dated October 1, 2005, for I Shares of the Equity Funds, Asset Allocation Funds, Fixed Income Funds (other than the Strategic Income Bond Fund and High Yield Bond Fund) and Tax-Free Bond Funds.

o Prospectus dated October 1, 2005, for R Shares of the Equity Funds, Asset Allocation Funds, Fixed Income Funds (other than the Strategic Income Bond Fund and High Yield Bond Fund) and Money Market Fund.

o Prospectus dated October 1, 2005, for A, B and C Shares of the Strategic Income Bond Fund.

o Prospectus dated October 1, 2005, for I Shares of the Strategic Income Bond Fund.

o Prospectus dated October 1, 2005, for R Shares of the Strategic Income Bond Fund.

o Prospectus dated October 1, 2005, for A, B & C Shares of the High Yield Bond Fund.

o    Prospectus dated October 1, 2005, for I Shares of the High Yield Bond Fund.

o    Prospectus dated October 1, 2005, for R Shares of the High Yield Bond Fund.


The Trust's audited financial statements and the reports thereon of [____________], the Trust's Independent Registered Public Accounting Firm, included in the 2005 Annual Reports are [_______________] into this SAI. No other parts of the 2005 Annual Reports are [_____________].

                                TABLE OF CONTENTS



                                                                         PAGE

STATEMENT OF ADDITIONAL INFORMATION........................................1

INVESTMENT OBJECTIVE AND POLICIES..........................................2

INVESTMENT LIMITATIONS....................................................70

NET ASSET VALUE...........................................................73

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................75

DESCRIPTION OF SHARES.....................................................85

ADDITIONAL INFORMATION CONCERNING TAXES...................................90

TRUSTEES AND OFFICERS.....................................................94

ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN SERVICES AND
TRANSFER AGENCY AGREEMENTS...............................................103

SHAREHOLDER SERVICES PLAN................................................137

PORTFOLIO TRANSACTIONS...................................................138

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............................142

COUNSEL..................................................................142

PERFORMANCE INFORMATION..................................................142

MISCELLANEOUS............................................................147

APPENDIX A...............................................................A-1

APPENDIX B...............................................................B-1

APPENDIX C...............................................................C-1

                       STATEMENT OF ADDITIONAL INFORMATION


                  This SAI should be read in conjunction with the Prospectuses for the Funds listed on the cover page of this SAI. The information contained in this SAI expands upon matters discussed in the Prospectuses. No investment in shares of a Fund should be made without first reading the Prospectus for such Fund.

                  The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series fund authorized to issue separate classes or series of shares of beneficial interest. The Funds are registered as open-end management investment companies. Each Fund other than the Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund and Pennsylvania Intermediate Municipal Bond Fund is a diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Each of the Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund and Pennsylvania Intermediate Municipal Bond Fund is a non-diversified investment company under the 1940 Act.


                  The Pennsylvania Tax Exempt Money Market, Bond and Pennsylvania Intermediate Municipal Bond Funds commenced operations as separate investment portfolios (the "Predecessor Pennsylvania Tax Exempt Money Market," "Predecessor Intermediate Government Fund" and "Predecessor Pennsylvania Tax Exempt Bond Fund," and collectively, the "Predecessor Funds") of Inventor Funds, Inc. On September 9, 1996, the Predecessor Funds were reorganized as new portfolios of the Trust. References in this SAI are to a Fund's current name.


                  On June 9, 2000, the Bond Fund was reorganized with the Parkstone Bond Fund, a separate investment portfolio offered by The Parkstone Group of Funds ("Parkstone"). In connection with this reorganization, the financial statements and performance history of the Parkstone Bond Fund were adopted by the Bond Fund. Historical information in this SAI concerning the performance of the Bond Fund is that of the Parkstone Bond Fund.


                  The Mid Cap Growth, Government Mortgage and Michigan Intermediate Municipal Bond Funds commenced operations as separate investment portfolios (the "Parkstone Mid Capitalization Fund," "Parkstone U.S. Government Income Fund" and "Parkstone Michigan Municipal Bond Fund," and collectively, the "Parkstone Continuing Funds") of Parkstone. On June 10, 2000, the Parkstone Continuing Funds were reorganized as new portfolios of the Trust. References in this SAI are to a Fund's current name.

                  Effective June 13, 2005, the Trust's name was changed from Armada Funds to Allegiant Funds.

                        INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION ON FUND MANAGEMENT


                  Further information on the management strategies, techniques, policies and related matters concerning Allegiant Asset Management Company, the investment adviser to the Funds (the "Adviser") and Allegiant Investment
Counselors, Inc., the sub-adviser to the Small Cap Core Fund (the "Sub-Adviser"), may be included from time to time in advertisements, sales literature, communications to shareholders and other materials. See also "Performance Information" below.

                  Effective June 13, 2005, the Adviser's name was changed from National City Investment Management Company to Allegiant Asset Management Company.


                  Attached to this SAI is Appendix A which contains descriptions of the rating symbols used by Standard & Poor's ("S&P") Rating Group, Fitch Ratings, Inc. ("Fitch"), Moody's Investors Service, Inc. ("Moody's") and Dominion Bond Rating Service Limited for securities which may be held by the Funds.

ADDITIONAL INFORMATION ABOUT THE FUNDS

                  The following information supplements, and should be read in conjunction with, the principal strategies and risk disclosures for the Funds in the Prospectuses.


ALLEGIANT INTERNATIONAL EQUITY FUND


                  The  Fund  seeks  to  achieve  its  investment   objective  by
investing primarily in equity securities of foreign issuers. Foreign investments may also include debt obligations issued or guaranteed by foreign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality.

                  The Fund will invest primarily, but not exclusively, in equity securities, including common and preferred stocks, rights, warrants, securities convertible into common stocks and American Depositary Receipts ("ADRs") of companies included in the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") Index, a broadly diversified international index consisting of close to 1,000 equity securities of companies located in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Fund, however, is not an "index" fund, and is neither sponsored by nor affiliated with Morgan Stanley Capital International. The Fund does not anticipate making investments in markets where, in the judgment of the Adviser, property rights are not defined and supported by an adequate legal infrastructure.


                  More than 10% of the Fund's assets may be invested in the securities of issuers located in the same country. Investment in a particular country of 10% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries. Criteria for determining the appropriate distribution of investments among countries may include relative valuation, growth prospects, and fiscal, monetary, and regulatory government policies.

                  The Fund may invest up to 25% of its total assets in securities of issuers in countries with emerging markets or economies, but will not invest more than 10% of its total assets in any single such country. See "Additional Information about Portfolio Investments - Foreign Securities and Currencies" below.


ALLEGIANT LARGE CAP CORE EQUITY FUND


                  The Fund seeks to achieve its objective by investing in a focused portfolio of common stocks with large market capitalizations and which is invested sector neutral to the S&P 500 Composite Stock Price Index ("S&P 500 Index"). A majority of the Fund's assets will be invested in companies with a market capitalization similar to the S&P 500 Index. The Fund's Adviser focuses on a combination of fundamental, technical, and sentiment factors in identifying investments for the Fund. Among the factors considered are the quality of the management team, industry position, business model and historical growth rates.

                  The S&P 500 Index is an index composed of 500 common stocks, most of which are listed on the New York Stock Exchange (the "NYSE"). The Adviser believes that the S&P 500 Index is an appropriate benchmark for the Fund because it is diversified, familiar to many investors and widely accepted as a reference for common stock investments.


                  The Fund may invest up to 20% of its net assets in foreign securities.

                  S&P Ratings Group is not a sponsor of, or in any way affiliated with, the Fund.

ALLEGIANT LARGE CAP GROWTH FUND


                  The Fund seeks to achieve its objective by investing in a focused portfolio of common stocks with large market capitalizations, and which is invested sector neutral to the Russell 1000 Growth Index. The Fund's Adviser selects companies that have historically proven the ability to grow earnings, revenue, return on equity, and return on capital and have maintained leadership within their industry. The Fund may invest up to 20% of its net assets in foreign securities.


ALLEGIANT LARGE CAP VALUE FUND

                  The Fund invests primarily in common stocks and securities convertible into common stocks of value-oriented companies. The Fund is managed with a value approach, exhibiting aggregate valuation characteristics such as price/earnings, price/book and price/cash flow ratios which are at a discount to the market averages. Additional factors, such as private market value, balance sheet strength, and long-term earnings potential are also considered in stock selection. The Fund invests primarily in companies with market capitalizations greater than $3 billion.

                  The Fund may invest up to 20% of its net assets in foreign securities.

ALLEGIANT MID CAP GROWTH FUND

                  The Fund invests primarily in common stocks and securities convertible into common stocks of companies believed by the Adviser to be characterized by sound management and the ability to finance expected long-term growth. The Fund may invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. The Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.


                  Subject to the foregoing policies, the Fund may also invest up to 20% of its net assets in foreign securities either directly or through the purchase of ADRs, European Depository Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar global instruments, and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, and in U.S. dollar-denominated commercial paper of a foreign issuer.


                  The Fund anticipates investing in growth-oriented, medium-sized companies. Investments will be in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. Primary holdings of the Fund are in companies that participate in long-term growth industries, although these will be supplemented by holdings in non-growth industries that exhibit the desired characteristics.

                  Consistent with the foregoing, the Fund will focus its investments in those companies and types of companies that the Adviser believes will enable the Fund to achieve its investment objective.

ALLEGIANT MID CAP VALUE FUND


                  The Fund intends to invest primarily in equity securities of companies with medium stock market capitalizations. The Fund is managed with a value-oriented approach. The Adviser generally seeks to invest in companies trading at a discount to intrinsic value; traditionally these companies have price-to-sales, price-to-book and price-to-cash flow ratios that are lower than market averages. Additional factors, such as private market value, balance sheet strength, and long-term earnings potential are also considered in stock selection.


                  The Fund may invest up to 20% of its net assets in foreign securities.

ALLEGIANT S&P 500 INDEX FUND


                  The vast majority of the Fund's assets are invested in stocks included in the S&P 500 Index in approximately the same relative proportion as those stocks are held in the Index. Under ordinary circumstances, the Fund will take positions only in equity securities currently within the S&P 500 Index, scheduled to be added to the Index, or recently removed from the Index. To meet the investment objective of tracking the S&P 500 Index before Fund expenses, stocks are routinely eliminated from or added to the Fund to reflect additions to or deletions from the Index (including mergers or changes in the composition of the Index). Stocks are also sold to raise cash to meet withdrawals, or purchased to invest cash contributions. Accordingly, sales may result in losses that may not have been realized if the Fund were actively managed in the traditional sense, and purchases may be made that would not have been made if the Fund were actively managed in the traditional sense. Adverse events, such as reported losses, dividend cuts or omissions, legal proceedings and defaults will not normally result in the sale of a common stock. The Fund will remain substantially fully invested in common stocks and equity derivative instruments whether stock prices are rising or falling.

                  The Adviser believes that using active management techniques for a small portion of the Fund's assets may increase the correlation between the Fund's net return after expenses and the return of the S&P 500 Index. Consequently, the Fund may purchase a security that is scheduled to be included in the S&P 500 Index but prior to the effective inclusion date. The Fund may also temporarily continue to hold a security that has been deleted from the S&P 500 Index. A diversified subset of stocks held in the Fund may have weights slightly higher or lower than those in the S&P 500 Index with the goal of adding small incremental performance relative to the Index. Stocks that are held in very small proportions in the S&P 500 Index may be excluded from the Fund or held short if they are expected to underperform.

                  The Adviser believes that this investment approach should involve less portfolio turnover, notwithstanding periodic additions to and deletions from the S&P 500 Index, and thus lower brokerage costs, transfer taxes and operating expenses than in more traditionally managed funds. There is no assurance, however, that this will be the case. The costs and other expenses incurred in securities transactions, apart from any difference between the investment results of the Fund and those of the S&P 500 Index, may cause the return of the Fund to be lower than the return of the Index.

                  The S&P 500 Index is composed of 500 common stocks, most of which are listed on the NYSE. S&P selects the stocks for the S&P 500 Index on a statistical basis. As of June 30, 2005, the stocks in the S&P 500 Index had an average market capitalization of approximately $____ billion. The range of market capitalization for companies represented in the S&P 500 Index was $___ million to nearly $___ billion. "Market capitalization" of a company is the market price per share of stock multiplied by the number of shares outstanding.

                  The Fund may acquire derivative instruments designed to replicate the performance of the S&P 500 Index, such as S&P 500 stock index futures contracts or S&P Depositary Receipts ("SPDRs"). In addition, the Fund may sell securities short to the extent of up to 4% of the Fund's assets. The Fund is not required to buy or sell securities solely because the percentage of its assets invested in index stocks changes when the market value of its holdings increases or decreases. In addition, the Fund may omit or remove an index stock from its portfolio if the Adviser believes the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. With respect to the remaining portion of its net assets, the Fund may hold temporary cash balances which may be invested in U.S. government obligations and money market investments. In extraordinary circumstances, the Fund may exclude a stock listed on the S&P 500 Index from its holdings or include a similar stock in its place if it believes that doing so will help achieve its investment objective. The Fund also may enter into repurchase agreements, reverse repurchase agreements, and lend its portfolio securities.

                  While there can be no guarantee that the Fund's investment results will precisely match the results of the S&P 500 Index, the Adviser believes that, before deduction of operating expenses, there will be a very high correlation between the returns generated by the Fund and the Index. The Fund will attempt to achieve a correlation between the performance of its asset portfolio and that of the S&P 500 Index of at least 95% before deduction of operating expenses. A correlation of 100% would indicate perfect correlation, which would be achieved when the Fund's net asset value ("NAV"), including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500 Index. The Fund's ability to correlate its performance with the S&P 500 Index, however, may be affected by, among other things, changes in securities markets, the manner in which S&P calculates the Index, and the timing of purchases and redemptions. The Adviser monitors the correlation of the performance of the Fund in relation to the S&P 500 Index under the supervision of the Board of Trustees. The Fund intends to actively rebalance its portfolio to achieve high correlation of performance with the S&P 500 Index. To reduce transaction costs and minimize shareholders' current capital gains liability, the Fund's investment portfolio will not be automatically rebalanced to reflect changes in the S&P 500 Index. In the unlikely event that a high correlation is not achieved, the Board of Trustees will take appropriate steps based on the reasons for the lower than expected correlation.

                  The inclusion of a security in the S&P 500 Index in no way implies an opinion by S&P as to its attractiveness as an investment. S&P is not a sponsor of, or in any way affiliated with, the Fund. The common stock of National City Corporation ("NCC"), the indirect parent company of the Adviser, is included in the S&P 500 Index. Like the other stocks in the S&P 500 Index, the Fund will invest in the common stock of NCC in approximately the same proportion as the percentage NCC common stock represents in the S&P 500 Index.

                  The Fund is not sponsored, endorsed, sold or promoted by S&P, a division of McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Adviser as Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Fund. S&P has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for, and has not participated in, the determination of the price and amount of the Fund shares or the timing of the issuance or sale of the Fund shares or in the determination or calculation of the equation by which the Fund shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

                  S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

ALLEGIANT SMALL CAP CORE FUND

                  The Fund seeks to achieve its objective by investing in a diversified portfolio of common stocks of issuers with relatively small capitalizations. The Sub-Adviser's investment process is to invest in securities of companies based on the Sub-Adviser's analysis of the company's cash flow.


                  In addition, the Fund may invest up to 20% of its net assets in foreign securities.


ALLEGIANT SMALL CAP GROWTH FUND

                  The Fund invests primarily in equity securities of companies with relatively small stock market capitalizations. The Adviser will seek companies with above-average growth prospects. Factors considered in selecting such issuers include participation in a fast growing industry, a strategic niche position in a specialized market, and fundamental value. The Adviser will also consider the relationship between price and book value, and other factors such as trading volume and bid-ask spreads in an effort to allow the Fund to achieve diversification. See "Special Risk Factors for Smaller Capitalization Stocks" below.

                  The Fund may invest up to 20% of its net assets in foreign securities.

ALLEGIANT SMALL CAP VALUE FUND

                  Under normal conditions, the Fund invests primarily in equity securities of companies with relatively small stock market capitalizations. The Fund will be managed with a value approach, exhibiting aggregate valuation characteristics such as price/earnings, price/book, and price/cash flow ratios which are at a discount to the market averages. Additional factors, such as private market value, balance sheet strength, and long-term earnings potential are also considered in stock selection. See "Special Risk Factors for Small Capitalization Stocks" below.

                  The Fund may invest up to 20% of its net assets in foreign securities.

         SPECIAL RISK FACTORS FOR SMALLER CAPITALIZATION STOCKS


                  Securities held by the Small Cap Core, Small Cap Growth and Small Cap Value Funds generally will be issued by public companies with smaller capitalizations relative to those which predominate the major market indices, such as the S&P 500 Index or the Dow Jones Industrial Average ("DJIA"). Securities of these small companies may at times yield greater returns on investment than stocks of larger, more established companies as a result of inefficiencies in the marketplace.


                  Smaller companies, particularly those considered to have small stock market capitalizations, may carry additional risks to those of larger companies. Smaller companies are generally not as well-known to investors and have less of an investor following than larger companies. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may have difficulty withstanding competition from larger companies within their industries. If other investment companies and investors who invest in such issuers trade the same securities when a Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

                  The positions of smaller capitalization companies in the market may be more tenuous because they typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of smaller capitalization companies are traded in lower volume than those of larger companies and may be more volatile. As a result, the Funds may be subject to greater price volatility than a fund consisting of large capitalization stocks. By maintaining a broadly diversified portfolio, the Adviser will attempt to reduce this volatility.

ALLEGIANT AGGRESSIVE ALLOCATION FUND AND ALLEGIANT CONSERVATIVE ALLOCATION FUND


                  Each of the Aggressive Allocation and Conservative Allocation Funds is structured as a "fund of funds," which means that it pursues its investment objective by allocating its assets among other investment portfolios of Allegiant (the "Underlying Funds"). These Underlying Funds currently consist of the International Equity, Large Cap Growth, Large Cap Value, Small Cap Growth and Small Cap Value Funds (the "Underlying Equity Funds"), the Bond and
Intermediate Bond Funds (the "Underlying Bond Funds"), and the Money Market Fund. The specific portfolios that comprise the Underlying Funds can be changed without shareholder approval. The Aggressive Allocation Fund currently intends to invest 60% - 90% of its total assets in the Underlying Equity Funds, 10% - 40% of its total assets in the Underlying Bond Funds, and 0% - 20% of its total assets in the Money Market Fund. The Conservative Allocation Fund currently intends to invest 20% - 50% of its total assets in the Underlying Equity Funds, 50% - 80% of its total assets in the Underlying Bond Funds, and 0% - 20% of its total assets in the Money Market Fund. Each Fund's allocation ranges can be changed without shareholder approval. Each Fund normally intends to invest all of its assets in the Underlying Funds; however, for temporary defensive purposes each Fund may invest up to 100% of its assets in high quality, short-term debt instruments. Each Fund reserves the ability to convert from a "fund of funds" structure and to invest directly in the types of securities in which the Underlying Funds invest. Shareholders will be provided with advance notice before any such conversion occurs.

                  To the extent a Fund's assets are invested in a particular Underlying Fund, the Fund is subject to the risks applicable to an investment in such Underlying Fund. The applicable Prospectuses and this SAI describe the investment policies and strategies employed by the Underlying Funds and their related risks.

ALLEGIANT BALANCED ALLOCATION FUND

                  The Fund may invest in any type or class of security. The Fund normally invests in common stocks, fixed income securities, securities convertible into common stocks (i.e., warrants, convertible preferred stock, fixed rate preferred stock, convertible fixed income securities, options and rights) and cash equivalent securities. The Fund intends to invest 45% to 75% of its net assets in common stocks and securities convertible into common stocks, 25% to 55% of its net assets in fixed income securities and up to 30% of its net assets in cash and cash equivalents. Of these investments, no more than 20% of the Fund's total assets will be invested in foreign securities.

                  The Fund holds common stocks primarily for the purpose of providing long-term growth of capital. When selecting stocks for the Fund, the Adviser will consider primarily their potential for long-term capital appreciation.

                  The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities which are rated at the time of purchase within the four highest rating categories assigned by Moody's, S&P or Fitch. These fixed income securities will consist of bonds, debentures, notes, zero coupon securities, asset-backed securities, state, municipal and industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, high quality commercial paper, bankers' acceptances and variable amount master demand notes. In addition, a portion of the Fund's assets may be invested from time to time in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some fixed income securities may have warrants or options attached.

ALLEGIANT BOND FUND

                  The Fund seeks to achieve its objective by normally investing primarily in investment grade fixed-income securities. The Fund uses the Lehman U.S. Aggregate Bond Index as its performance benchmark. The average maturity of the Fund normally will be from four to twelve years.

ALLEGIANT GOVERNMENT MORTGAGE FUND


                  The Fund will normally invest primarily in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), as well as obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness. The Fund also may invest the portion of its assets not subject to the 80% requirement stated in the Fund's Prospectuses in debt securities and preferred stocks of non-governmental issuers, in mortgage-related securities issued by non-governmental entities and in other securities described below. The Fund anticipates that it will acquire securities with average remaining maturities of three to ten years.


                  The Fund may also hold short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), rated at the time of purchase within the top two rating categories assigned by an unaffiliated nationally recognized statistical rating organization ("Rating Agency") or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase and reverse repurchase agreements. The Fund may also invest in corporate debt securities which are rated at the time of purchase within the top four rating categories assigned by a Rating Agency or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality.

ALLEGIANT HIGH YIELD BOND FUND



                  The Fund seeks to achieve its objective by investing primarily in high yield, high risk debt securities. The Fund normally maintains a dollar-weighted average maturity of between five and ten years.


ALLEGIANT INTERMEDIATE BOND FUND

                  The Fund normally invests primarily in debt securities of all types, although up to 20% of the value of its total assets may be invested in preferred stocks and other investments. The Fund normally maintains an average dollar-weighted portfolio maturity of three to ten years. The Fund uses the Lehman Intermediate U.S. Government/Credit Bond Index as its performance benchmark.

ALLEGIANT LIMITED MATURITY BOND FUND


                  The Fund will normally invest primarily in investment grade debt securities of all types. However, up to 20% of the value of its total assets may be invested in preferred stocks and other investments. In making investment decisions, the Adviser will focus on a number of factors, including yield to maturity, maturity, quality and the outlook for specific issuers and market sectors. The Fund normally intends to maintain an average dollar-weighted portfolio maturity for its debt securities of from one to five years. The two components of total rate of return are current income and change in the value of portfolio securities.


ALLEGIANT STRATEGIC INCOME BOND FUND

                  The Fund will normally allocate between 15% and 65% of its assets in each of the following three types of fixed income securities: domestic investment grade fixed income securities, domestic high-yield fixed income securities, and fixed income securities of issuers in developed foreign countries, based on the Adviser's analysis of the fixed income markets. The Fund may invest up to 10% of its total assets in issuers in countries with emerging markets or economies. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. High-yield fixed income securities are those rated below investment grade. Under normal market conditions, the Fund maintains an average dollar-weighted portfolio maturity of four to twelve years.


                  The Fund may invest up to 65% of its net assets in non-rated securities and securities rated below investment grade. For a discussion of risk factors relating to such securities, see "Additional Information About Portfolio Investments - Ratings Criteria," below.


ALLEGIANT TOTAL RETURN ADVANTAGE FUND

                  The Fund will normally invest primarily in debt securities of all types, although up to 20% of the value of its total assets may be invested in preferred stocks and other investments. Under normal market conditions, the Fund maintains an average dollar-weighted portfolio maturity of four to twelve years.


                  Although the Fund normally invests substantially all of its assets in investment grade debt securities, it may invest up to 15% of its net assets in non-rated securities and securities rated below investment grade (commonly referred to as "junk bonds"). For a discussion of risk factors relating to such securities, see "Additional Information About Portfolio Investments - Ratings Criteria" below.

ALLEGIANT ULTRA SHORT BOND FUND

                  The Adviser attempts to increase income and preserve or enhance total return by managing average portfolio duration. By keeping average duration in the range of 0.8 to 1.2 years, the Adviser attempts to reduce the higher level of volatility that is generally associated with bonds of longer duration.

                  Duration  is a  calculation  that seeks to  measure  the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.


                  An effective duration of one year, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 1%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 1%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.


ALLEGIANT INTERMEDIATE TAX EXEMPT BOND FUND


                  The Fund seeks to achieve its objective by investing substantially all of its assets in a portfolio of obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel issued on the date of the issuance thereof, is exempt from regular federal income tax ("Municipal Securities"). The Fund will normally invest at least 80% of the value of its net assets in Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous").


ALLEGIANT MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND

                  As a fundamental policy, the Fund will normally invest at least 80% of its net assets in a portfolio of securities exempt from Michigan state taxes. Such securities include debt obligations, consisting of notes, bonds and commercial paper, issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax and Michigan state income taxes (but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax) and debt obligations issued by the government of Puerto Rico, the U.S. territories and possessions of Guam, the U.S. Virgin Islands or such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Michigan state income taxes ("Michigan Municipal Securities"). The Fund may invest up to 100% of its assets in private activity bonds which may be treated as a special tax preference item under the federal alternative minimum tax.

                  The Fund normally will be invested in long-term Michigan Municipal Securities and the average weighted maturity of such investments will be two to ten years, although the Fund may invest in Michigan Municipal Securities of any maturity and the Adviser may extend or shorten the average weighted  maturity  of its  portfolio  depending  upon  anticipated  changes  in interest rates or other relevant market factors. In addition, the average weighted maturity of the Fund's portfolio may vary depending upon the availability of suitable Michigan Municipal Securities or other relevant market factors.


                  The Fund invests in Michigan Municipal Securities which are rated at the time of purchase within the four highest rating categories assigned by a Rating Agency or, in the case of notes, tax-exempt commercial paper or variable rate demand obligations, rated within the two highest rating categories assigned by a Rating Agency. The Fund may also purchase Michigan Municipal Securities which are unrated at the time of purchase but are determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Trust's Board of Trustees.


                  Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. The Fund will treat these bonds as Michigan Municipal Securities for purposes of measuring compliance with the 80% test described above. To the extent the Fund invests in these bonds, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Fund's distributions derived from these bonds.


                  The Fund may invest in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. government or other taxable securities is deemed appropriate for temporary defensive purposes, as determined by the Adviser, due to market conditions. Such taxable obligations consist of government securities, certificates of deposit, time deposits and bankers' acceptances of selected banks, commercial paper meeting the Fund's quality standards for tax-exempt commercial paper (as described above), and such taxable obligations as may be subject to repurchase agreements. Under such circumstances and during the period of such investment, the Fund may not achieve its stated investment objective.

                  Because the Fund invests primarily in securities issued by the State of Michigan and its political subdivisions, municipalities and public authorities, the Fund's performance is closely tied to the general economic conditions within the state as a whole and to the economic conditions within particular industries and geographic areas represented or located within the state. However, the Fund attempts to diversify, to the extent the Adviser deems appropriate, among issuers and geographic areas in the State of Michigan.


                  See "Special Considerations Regarding Investment in Michigan Municipal Securities" below.

ALLEGIANT OHIO INTERMEDIATE TAX EXEMPT BOND FUND


                  The Fund will normally invest at least 80% of its net assets plus any borrowings for investment purposes in Municipal Securities issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities of the State or its political subdivisions ("Ohio Municipal Securities"). This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous" below). Dividends paid by the Fund which are derived from interest properly attributable to Ohio Municipal Securities will be exempt from regular federal income tax and Ohio personal income tax. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from regular federal income tax but may be subject to Ohio personal income tax. See "Additional Information Concerning Taxes."

                  See "Special Considerations Regarding Investment in Ohio Municipal Securities" below.


ALLEGIANT PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND


                  The Fund seeks to achieve its objective by investing substantially all of its assets in Municipal Securities issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities, obligations of the United States, including territories and possessions of the United States, the income from which is, in the opinion of counsel to the issuer, exempt from regular federal income tax and Pennsylvania state income tax imposed upon non-corporate taxpayers (but may be treated as a preference item for individuals for purposes of the alternative minimum tax), and securities of money market investment companies that invest primarily in such securities ("Pennsylvania Municipal Securities").

                  The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in Pennsylvania Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous" below). Dividends paid by the Fund which are derived from interest properly attributable to Pennsylvania Municipal Securities will be exempt from regular federal income tax and Pennsylvania personal income tax. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from regular federal income tax but may be subject to Pennsylvania personal income tax. See "Additional Information Concerning Taxes."

                  See   "Special   Considerations    Regarding   Investment   in
Pennsylvania Municipal Securities" below.


         SPECIAL CONSIDERATIONS - TAX-FREE BOND FUNDS

                  Although each Fund's average weighted maturity will vary in light of current market and economic conditions, the comparative yields on instruments with different maturities, and other factors, the Tax-Free Bond Funds anticipate that they will maintain a dollar-weighted average portfolio maturity of three to ten years.

                  For temporary defensive or liquidity purposes when, in the opinion of the Funds' Adviser, Michigan Municipal Securities, Ohio Municipal Securities or Pennsylvania Municipal Securities of sufficient quality, as the case may be, are not readily available, the Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond and Pennsylvania Intermediate Municipal Bond Funds may invest up to 100% of their assets in other Municipal Securities and in taxable securities.


                  Each Fund may hold up to 100% of its assets in uninvested cash reserves, pending investment, during temporary defensive periods. Uninvested cash reserves will not earn income.


                  Each Fund may invest in other investments as described below under "Additional Information About Portfolio Investments" including stand-by commitments, variable and floating rate obligations, certificates of participation, other investment companies, illiquid securities, Taxable Money Market Instruments (as defined below), zero coupon obligations and repurchase agreements and engage in when-issued transactions.


                  Each  of  the  Michigan  Intermediate   Municipal  Bond,  Ohio
Intermediate Tax Exempt Bond and Pennsylvania Intermediate Municipal Bond Funds is classified as a "non-diversified" portfolio, which means that the amount of assets of the Fund that may be invested in the securities of a single issuer is not limited by the 1940 Act. Nevertheless, each Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). The Code requires that, at the end of each quarter of a fund's taxable year, (i) at least 50% of the market value of its total assets be invested in cash, U.S. government securities,  securities  of  other  regulated  investment  companies  and  other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based NAV per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives may be.

                  Although (i) all of the Tax-Free Bond Funds may invest 25% or more of their respective net assets in Municipal Securities the interest on which is paid solely from revenues of similar projects, (ii) the Ohio Intermediate Tax Exempt Bond and Intermediate Tax Exempt Bond Funds may invest up to 20% of their respective total assets in private activity bonds and taxable investments, (iii) the Michigan Intermediate Municipal Bond and Pennsylvania Intermediate Municipal Bond Funds may invest up to 100% of their respective total assets in private activity bonds and (iv) the Intermediate Tax Exempt Bond Fund may invest 25% or more of its net assets in Municipal Securities whose issuers are in the same state, the Funds do not presently intend to do so unless, in the opinion of the adviser, the investment is warranted. To the extent that a Fund's assets are invested in such investments, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and private activity bonds to a greater extent than it would be if its assets were not so invested.

                  See "Municipal Securities," "Special Considerations Regarding Investment in Michigan Municipal Securities," "Special Considerations Regarding Investment in Ohio Municipal Securities," and "Special Considerations Regarding Investment in Pennsylvania Municipal Securities" below.

ALLEGIANT GOVERNMENT MONEY MARKET FUND


                  The Fund seeks to achieve its objective by investing in high quality, short-term obligations issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements issued by financial institutions such as banks and broker-dealers. The Fund may not engage in reverse repurchase transactions or lend its portfolio securities. The Fund is currently rated by S&P.


ALLEGIANT MONEY MARKET FUND


                  The Fund seeks to achieve its objective by investing in high quality, short-term, U.S. dollar denominated "money market" instruments such as certificates of deposit and other obligations issued by domestic and foreign banks, and commercial paper (including variable and floating rate instruments) rated high quality by a Rating Agency, or determined to be of comparable quality by the Adviser. The Fund may also invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements issued by financial institutions such as banks and broker-dealers. The Fund is currently rated by S&P.


ALLEGIANT OHIO MUNICIPAL MONEY MARKET FUND


                  The  Fund  seeks  to  achieve  its   objective   by  investing
substantially all of its assets in high quality, short-term Ohio Municipal Securities.

                  The Fund will normally invest at least 80% of the value of its net assets in such Ohio Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous"). Dividends paid by the Fund which are derived from interest properly attributable to Ohio Municipal Securities will be exempt from regular federal income tax and Ohio personal income tax. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from regular federal income tax but may be subject to Ohio personal income tax. The Fund may invest up to 100% of its assets in Municipal Securities known as private activity bonds the interest on which is an item of tax preference for purposes of the federal alternative minimum tax. The Fund may also invest up to 100% of its assets in non-Ohio Municipal Securities and in taxable securities, during temporary defensive periods when, in the opinion of the Adviser, Ohio Municipal Securities of sufficient quality are unavailable.

                  The Fund's assets are concentrated in securities issued by the State of Ohio or entities within the State of Ohio and, therefore, investment in the Fund may be riskier than an investment in other types of money market funds.

                  See "Special Risk Considerations - Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds" below.

ALLEGIANT PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND


                  The  Fund  seeks  to  achieve  its   objective   by  investing
substantially all of its assets in high quality, short-term Pennsylvania Municipal Securities.


                  As a matter of fundamental policy, the Fund normally invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax and Pennsylvania personal income taxes, but is not considered a preference item for purposes of the federal alternative minimum tax. However, the Fund may invest up to 100% of its assets in non-Pennsylvania Municipal Securities and in taxable securities during temporary defensive periods when, in the opinion of the Adviser, Pennsylvania Municipal Securities of sufficient quality are unavailable.

                  The Fund's assets are concentrated in securities issued by the Commonwealth of Pennsylvania or entities within the Commonwealth of Pennsylvania and, therefore, investment in the Fund may be riskier than an investment in other types of money market funds.

                  See "Special Risk Considerations - Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds" below.

ALLEGIANT TAX EXEMPT MONEY MARKET FUND


                  The Fund seeks to achieve its objective by investing substantially all of its assets in a diversified portfolio of high quality, short-term Municipal Securities. The Fund will normally invest at least 80% of the value of its total assets in Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares.


                  See "Special Risk Considerations - Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds below."

SPECIAL RISK CONSIDERATIONS -- OHIO MUNICIPAL MONEY MARKET, PENNSYLVANIA TAX EXEMPT MONEY MARKET AND TAX EXEMPT MONEY MARKET FUNDS

                  Although the Tax Exempt Money Market Fund may invest 25% or more of its net assets in Municipal Securities whose issuers are in the same state and the Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds may invest 25% or more of their respective net assets in Municipal Securities the interest on which is paid solely from revenues of similar projects, the Funds do not presently intend to do so unless in the opinion of the Adviser the investment is warranted. The Ohio Municipal Money Market Fund may invest up to 100% of its assets in private activity bonds. In addition, although the Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds may invest up to 20% of their respective total assets in private activity bonds and taxable investments, these Funds do not currently intend to do so unless in the opinion of the Adviser the investment is warranted. To the extent that a Fund's assets are invested in Municipal Securities that are payable from the revenues of similar projects or are issued by issuers located in the same state or are invested in private activity bonds, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects and bonds to a greater extent than it would be if its assets were not so invested.

ALLEGIANT TREASURY MONEY MARKET FUND

                  The Fund seeks to achieve its objective by investing in direct obligations of the U.S. Treasury, such as Treasury bills and notes, and investment companies that invest exclusively in such obligations. The Fund may not engage in repurchase and reverse repurchase transactions or lend its portfolio securities. The Fund is currently rated by S&P.



ADDITIONAL INFORMATION ABOUT PORTFOLIO INVESTMENTS

DISCLOSURE OF PORTFOLIO HOLDINGS

         In accordance with the Trust's policies and procedures, PFPC Inc. ("PFPC") is responsible for dissemination of information about the Trust's portfolio securities. The Trust, its co-Administrators (National City Bank ("NCB") and PFPC, together the "Co-Administrators") and Adviser (together, the "Service Providers") may only disclose information concerning securities held in the Trust's portfolios under the following circumstances:

         (i) Within fifteen business days following the end of each calendar month, PFPC shall post all securities held by each of the Trust's equity and fixed income portfolios, together with each security's percentage of total net assets of the portfolio, on the Trust's website (excluding the Allegiant Small Cap Core, Small Cap Growth and Small Cap Value, (together, the "Small Cap Funds")).

         (ii) Within fifteen business days following the end of each calendar month, PFPC shall post the securities held by each of the Small Cap Funds in alphabetical order (exclusive of the percentage of net assets) on the Trust's website.

         (iii) Within fifteen business days following the end of each calendar month, PFPC shall post the ten securities that make up the largest percentage of total net assets of the Small Cap Funds, together with each security's percentage of total net assets of the portfolio.

         (iv) Within fifteen business days following the end of each calendar quarter, PFPC shall post the securities held by each of the Small Cap Funds and percentage of total net assets on the Trust's website.

         (v) The Trust or a Service Provider may disclose the Trust's portfolio securities holdings to selected third parties when the Trust has a legitimate business purpose for doing so; or

                  (a) Examples of instances in which selective disclosure of the Trust's portfolio securities may be appropriate include disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Adviser; disclosure to a newly hired investment adviser or sub-adviser prior to its commencing its duties; disclosure to third party service providers of auditing, custody, proxy voting and other services to the Trust; or disclosure to a rating or ranking organization.

         (vi) As required by the federal securities laws, including the 1940 Act, the Trust shall disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Form N-CSR or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.


          In the event that the Trust or a Service Provider discloses the Trust's portfolio securities holdings to a selected third party for a legitimate business purpose, such third party shall be required to keep the information confidential and shall not trade on such information.

         Neither the Trust, a Service Provider nor any of their affiliated persons (as that term is defined in the 1940 Act) shall receive compensation in any form, whether in cash or otherwise, in connection with the disclosure of information about the Trust's portfolio securities.

         With respect to the monthly disclosure of portfolio holdings on the Trust's website, PFPC is authorized to prepare and post to the Trust's website its portfolio holdings and is also responsible for portfolio holdings disclosure to third party service providers of auditing, custody, proxy voting and other services to the Trust, or disclosure to a rating or ranking organization. With respect to any other disclosure of the Trust's portfolio holdings, the Trust's President and Treasurer, or the Adviser's President shall be authorized to disclose such information.

         In order to ensure that the disclosure of the Trust's portfolio securities is in the best interests of the Trust's shareholders and to avoid any potential or actual conflicts of interest with PFPC, NCB, the Adviser, the Trust's principal underwriter or any affiliated person (as that term is defined in the 1940 Act) of such entities, the disclosure of any of the Trust's portfolio securities for legitimate business purposes shall be approved by the Trust's Board of Trustees in advance of such disclosure. This requirement shall not apply to the disclosure of the Trust's portfolio securities to the Trust's existing service providers of auditing, custody, proxy voting and other services to the Trust in connection with the provision of their services to the Trust, or as otherwise provided herein.

         The Board shall receive quarterly reports stating whether disclosures were made concerning the Trust's portfolio holdings in contravention of these policies and procedures during the previous quarter, and if so, such report shall describe to whom and under what circumstance such disclosures were made.

RATINGS CRITERIA

                  Investment grade debt securities in which the Funds invest are those securities rated at the time of purchase by a Fund within the four highest ratings groups assigned by Moody's (Aaa, Aa, A and Baa), S&P (AAA, AA, A and
BBB) or Fitch (AAA, AA, A and BBB), or, if unrated, which are determined by the Adviser (or Sub-Adviser) to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. Debt securities rated in the lowest investment grade debt category (Baa by Moody's or BBB by S&P or Fitch) have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.


                  The High Yield Bond Fund invests primarily in debt securities rated below investment grade (i.e., junk bonds). The Strategic Income Bond and Total Return Advantage Funds may also invest in junk bonds. While any investment carries some risk, certain risks associated with lower rated securities are different than those for investment grade securities. The risk of loss through default is greater because lower rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in a Fund's NAV per share.


                  In addition, an economic downturn or increase in interest rates could have a negative impact on both the markets for lower rated securities (resulting in a greater number of bond defaults) and the value of lower rated securities held by a Fund. Current laws, such as those requiring federally insured savings and loan associations to remove investments in lower rated securities from their funds, as well as other pending proposals, may also have a material adverse effect on the market for lower rated securities.

                  The economy and interest rates may affect lower rated securities differently than other securities. For example, the prices of lower rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.


                  If an issuer of a security held by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower rated securities as well as the Fund's NAV. In general, both the prices and yields of lower rated securities will fluctuate.

                  In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is no established secondary market for the security or the security is lightly traded. As a result, a Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

                  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

                  The ratings of Moody's, S&P and Fitch evaluate the safety of a lower rated security's principal and interest payments, but do not address market value risk. Because the ratings of the Rating Agencies may not always reflect current conditions and events, in addition to using recognized Rating Agencies and other sources, the Adviser performs its own analysis of the issuers of lower rated securities purchased by a Fund. Because of this, a Fund's performance may depend more on its own credit analysis than is the case for mutual funds investing in higher rated securities.

                  The Adviser continuously monitors the issuers of lower rated securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.

ELIGIBLE SECURITIES

                  The Money Market Funds may purchase "eligible securities" (as defined by Rule 2a-7 under the 1940 Act) that present minimal credit risks as determined by the Adviser pursuant to guidelines established by the Trust's Board of Trustees. Eligible securities generally include: (1) securities that are rated by two or more Rating Agencies (or the only Rating Agency which has issued a rating) in one of the two highest rating categories for short term debt securities; (2) securities that have no short term rating, if the issuer has other outstanding short term obligations that are comparable in priority and security as determined by the Adviser ("Comparable Obligations") and that have been rated in accordance with (1) above; (3) securities that have no short term rating, but are determined to be of comparable quality to a security satisfying
(1) or (2) above, and the issuer does not have Comparable Obligations rated by a Rating Agency; and (4) securities with credit supports that meet specified rating criteria similar to the foregoing and other criteria in accordance with applicable Securities and Exchange Commission ("SEC") regulations. Securities issued by a money market fund and securities issued by the U.S. Government may constitute eligible securities if permitted under applicable SEC regulations and Trust procedures. The Board of Trustees will approve or ratify any purchases by the Money Market Funds of securities that are rated by only one Rating Agency or that qualify under (3) above if required by applicable regulations or Trust procedures.

REITS

                  Each of the Equity Funds and Fixed Income Funds may invest from time to time in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

                  REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income principally from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from the 1940 Act.

                  REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may be designated as a return of capital.

VARIABLE AND FLOATING RATE INSTRUMENTS

                  Each Fund may purchase variable and floating rate obligations (including variable amount master demand notes) which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable and floating rate obligations are direct lending arrangements between a Fund and the issuer, they are not normally traded although certain variable and floating rate obligations, such as Student Loan Marketing Association variable rate obligations, may have a more active secondary market because they are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Even though there may be no active secondary market in such instruments, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell them to a third party. Such obligations may be backed by bank letters of credit or guarantees issued by banks, other financial institutions or the U.S. government, its agencies or instrumentalities. The quality of any letter of credit or guarantee will be rated high quality or, if unrated, will be determined to be of comparable quality by the Adviser (or Sub-Adviser). In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

                  The Adviser (or Sub-Adviser) will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of variable and floating rate obligations and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, a variable or floating rate instrument issued or guaranteed by the U.S. government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Other variable and floating rate obligations will be deemed to have a maturity equal to the longer or shorter of the periods remaining to the next interest rate adjustment or the demand notice period in accordance with applicable regulations or Trust procedures.


                  With respect to the Money Market Funds, variable and floating rate obligations held by a Fund may have maturities of more than 397 days, provided: (a) (i) the Fund is entitled to payment of principal and accrued interest upon not more than 30 days' notice or at specified intervals not exceeding one year (upon not more than 30 days' notice) and (ii) the rate of interest on such instrument is adjusted automatically at periodic intervals which normally will not exceed 31 days, but may extend up to one year, or (b) if the obligation is an asset-backed security, and if permitted under Trust procedures and applicable regulations, the security has a feature permitting the holder unconditionally to receive principal and interest within 13 months of making demand.

GUARANTEED INVESTMENT CONTRACTS

                  Each Fund may make limited investments in Guaranteed Investment Contracts ("GICs") issued by U.S. insurance companies. When investing in GICs a Fund makes cash contributions to a deposit fund or an insurance company's general account. The insurance company then credits to that Fund monthly a guaranteed minimum interest which may be based on a fixed rate or a fixed spread over an index, such as the London Interbank Offered Rate ("LIBOR"). The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. GICs may provide a lower rate of return than may be available to a Fund through other types of investments the Fund is permitted to make. A GIC is backed only by the insurance company that issued the GIC and, therefore, payments on the GIC are subject to the insurance company's capacity to pay. Failure of the issuing company could result in a default on a GIC. A Fund will purchase a GIC only when the Adviser (or Sub-Adviser) has determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by one or more rating agencies. For the Money Market Fund, the Fund's investments in GICs will not exceed 10% of the Fund's net assets. In addition, because each Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments in the Fund which are not readily marketable, will not exceed 15% (10% in the case of the Money Market Funds) of the Fund's net assets.

                  The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

REPURCHASE AGREEMENTS

                  Securities held by each Fund (other than the Treasury Money Market Fund) may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund purchases securities from financial institutions such as banks and broker-dealers which the Fund's Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying portfolio securities.

                  The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Although there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

                  With respect to the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds, although the securities subject to repurchase agreements may bear maturities exceeding 397 days, the Funds presently intend to enter only into repurchase agreements which terminate within seven days after notice by the Funds. If a Fund were to enter into repurchase agreements which provide for a notice period greater than seven days in the future, the Fund would do so only if such investment, together with other illiquid securities, did not exceed 10% of the Fund's net assets.

REVERSE REPURCHASE AGREEMENTS

                  Each Fund (other than  Treasury  Money  Market Fund) may enter
into  reverse   repurchase   agreements  in  accordance   with  its   investment
restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities, generally rated in one of the three highest ratings categories, consistent with the Fund's investment restrictions having a value at least equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

LENDING OF PORTFOLIO SECURITIES


                  Each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds may lend securities to broker-dealers, banks or other institutional borrowers pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. government or its agencies, or any combination of cash and such securities, as collateral equal to 100% of the market value at all times of the securities lent. Such loans will not be made if, as a result, the aggregate value of all outstanding securities loans combined with any other deemed borrowings of a Fund exceed 50% of the value of its total assets. When a Fund lends its portfolio securities, the collateral (i.e. the cash or securities that the Fund is obligated to return) can be included as part of the Fund's total assets in calculating the percentage of the Fund's total assets on loan. Collateral must be valued daily by the Adviser and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. During the time portfolio securities are on loan, the borrower pays the Fund involved any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if this is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trust's Board of Trustees.

                  A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, a Fund will normally pay lending fees to broker-dealers and related expenses from the interest earned on such invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party.

ILLIQUID SECURITIES


                  Each of the Equity Funds, Asset Allocation Funds, Fixed Income Funds and Tax-Free Bond Funds will not invest more than 15% of their respective net assets in securities that are illiquid. The Money Market Funds will not knowingly invest more than 10% of the value of their respective net assets in securities that are illiquid. Illiquid securities would generally include repurchase agreements and GICs with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

                  Each Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

TAXABLE MONEY MARKET INSTRUMENTS

                  Each of the Tax-Free Bond Funds may invest, from time to time, a portion of its assets for temporary defensive or liquidity purposes in short-term money market instruments, the income from which is subject to federal income tax ("Taxable Money Market Instruments"). Taxable Money Market Instruments may include: obligations of the U.S. government and its agencies and instrumentalities; debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the highest rating category of S&P, Fitch or Moody's; certificates of deposit; bankers' acceptances; and repurchase agreements with respect to such obligations.

FOREIGN SECURITIES AND CURRENCIES

                  Each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds (other than the Government Mortgage Fund) may invest in securities issued by foreign issuers either directly or indirectly through investments in ADRs, EDRs or GDRs. The Government Mortgage Fund may invest in ADRs, EDRs and GDRs (see "American, European and Global Depositary Receipts" below). Such securities may or may not be listed on foreign or domestic stock exchanges.

                  Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets, volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S.

                  With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investment within those countries. Because of these and other factors, securities of foreign companies acquired by the Fund may be subject to greater fluctuation in price than securities of domestic companies.

                  With respect to the International Equity and Strategic Income Bond Funds, certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with emerging economies or emerging securities markets. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets. Since these Funds will invest substantially in securities denominated in or quoted in currencies other than the U.S. dollar, changes in currency exchange rates (as well as changes in market values) will affect the value in U.S. dollars of securities held by the Funds. Foreign exchange rates are influenced by trade and investment flows, policy decisions of governments, and investor sentiment about these and other issues. In addition, costs are incurred in connection with conversions between various currencies.

                  Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. In addition, ten new countries, Cyprus, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, Slovakia and Slovenia, became members of the EMU in 2004 but will not adopt the euro as their new currency until they can show that their economies have converged with the economies of the euro zone.

                  The European Central Bank has control over each country's monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

                  The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union will have an impact on the euro. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by a Fund, particularly the International Equity Fund.

                  The expense ratio of a Fund investing substantially in foreign securities can be expected to be higher than that of funds investing in domestic securities. The costs of investing abroad are generally higher for several reasons, including the cost of investment research, increased costs of custody for foreign securities, higher commissions paid for comparable transactions involving foreign securities, and costs arising from delays in settlements of transactions involving foreign securities.

                  Interest and dividends payable on the Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by tax credits or deductions allowed to investors under U.S. federal income tax provisions, they may reduce the return to the Fund's shareholders.

AMERICAN, EUROPEAN AND GLOBAL DEPOSITARY RECEIPTS

                  Each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds may invest in ADRs, EDRs, GDRs and other similar global instruments. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter markets. ADR prices are denominated in U.S. dollars although the underlying securities may be denominated in a foreign currency. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are receipts structured similarly to EDRs and are marketed globally. GDRs are designed for trading in non-U.S. securities markets. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities, but those that are traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and, therefore, will be subject to a Fund's limitation with respect to illiquid securities.

                  The principal difference between sponsored and unsponsored ADR, EDR and GDR programs is that unsponsored ones are organized independently and without the cooperation of the issuer of the underlying securities. Consequently, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile.

FOREIGN GOVERNMENT OBLIGATIONS

                  Each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities or instrumentalities. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Adviser's (or Sub-Adviser's) assessment of gross domestic product in relation to aggregate debt, current account surplus or deficit, the trend of the current account, reserves available to defend the currency, and the monetary and fiscal policies of the government. Certain foreign governments may be less capable of meeting repayment obligations on debt on a timely basis than, for example, the United States government.

FOREIGN CURRENCY TRANSACTIONS

                  In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds are authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Funds to establish a rate of exchange for a future point in time.

                  When entering into a contract for the purchase or sale of a security, these Funds may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.


                  When the Adviser (or Sub-Adviser) anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the obligations held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

                  A separate account consisting of liquid assets, such as cash, U.S. Government securities or other liquid high grade debt obligations equal to the amount of a Fund's assets that could be required to consummate forward contracts will be established with the Trust's custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Funds. A forward contract to sell a foreign currency is "covered" if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if the Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.

EXCHANGE RATE-RELATED SECURITIES

                  Each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds may invest in debt securities for which the principal due at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is also denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other similarly rated securities in recognition of the risks associated with these securities. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange
Rate-Related Security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may, from time to time, combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

CONVERTIBLE SECURITIES

                  Each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds may invest in convertible securities entitling the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. The value of a convertible security may fluctuate in inverse proportion to interest rates. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less market risk than the corporation's common stock. Nonetheless, convertible securities could lose value or become worthless if, for example, the issuer becomes bankrupt. Convertible securities will not normally decrease significantly below their conversion value. The value of the convertibility feature depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

                  In selecting convertible securities, the Adviser (or Sub-Adviser) will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and the ratings of the securities. Since credit rating agencies may fail to timely change the credit ratings of securities to reflect subsequent events, the Adviser (or Sub-Adviser) will consider whether such issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may retain a portfolio security whose rating has been changed if the Adviser (or Sub-Adviser) deems that retention of such security is warranted.

CORPORATE DEBT OBLIGATIONS

                  Each Fund may invest in corporate debt obligations. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

OTHER DEBT SECURITIES

                  Each Fund may also invest in other debt securities which may include: equipment lease and trust certificates; collateralized mortgage obligations; state, municipal and private activity bonds; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; securities of supranational organizations such as the World Bank; participation certificates in pools of mortgages, including mortgages issued or guaranteed by the U.S. government, its agencies or instrumentalities; asset-backed securities such as mortgage backed securities, Certificates of Automobile Receivables ("CARS") and Certificates of Amortizing Revolving Debts ("CARDS"); private placements; and income participation loans. Some of the securities in which the Fund invests may have warrants or options attached.

                  Appreciation in the value of a debt security may result from an improvement in the credit standing of the issuer of the security or a general decline in the level of interest rates or a combination of both. An increase in the level of interest rates generally reduces the value of the fixed rate debt instruments held by a Fund; conversely, a decline in the level of interest rates generally increases the value of such investments. An increase in the level of interest rates may temporarily reduce the value of the floating rate debt instruments held by the Fund; conversely, a decline in the level of interest rates may temporarily increase the value of those investments.


                  The Balanced Allocation, Intermediate Bond and Limited Maturity Bond Funds invest only in investment grade debt securities which are rated at the time of purchase within the four highest rating categories assigned by Moody's (Aaa, Aa, A and Baa), S&P (AAA, AA, A and BBB), or Fitch (AAA, AA, A and BBB), or, if unrated, which are determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. The Total Return Advantage Fund normally invests substantially all of its assets in investment grade debt securities but may invest up to 15% of its securities in lower grade securities. See "Ratings Criteria" above.

                  In the event that subsequent to its purchase by the Fund, a rated security ceases to be rated or its rating is reduced below investment grade, the Adviser (or Sub-Adviser) will consider whether the Fund should continue to hold the security.


WARRANTS

                  Each of the Equity Funds and Balanced Allocation Fund may invest in warrants. Warrants enable the owner to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

FUTURES AND RELATED OPTIONS

                  Each of the Equity Funds may invest in stock index futures contracts and options on futures contracts in attempting to hedge against changes in the value of securities that they hold or intend to purchase. Futures contracts may also be based on financial instruments such as stock index option prices. The Balanced Allocation Fund may invest in stock index, interest rate, bond index and foreign currency futures contracts and options on these futures contracts. Each of the Equity Funds and the Balanced Allocation Fund may also invest in futures contracts based on the Chicago Board of Exchange Volatility Index ("VIX Futures"). VIX Futures are an index of market sentiment derived from S&P 500 Index option prices, and are designed to reflect investors' consensus view of expected stock market volatility over future periods. The Bond, High Yield Bond, Limited Maturity Bond, Strategic Income Bond, Total Return Advantage and Ultra Short Bond Funds may invest in interest rate and bond index futures contracts and options on futures contracts in order to offset an expected decrease in the value of their respective portfolios that might otherwise result from a market decline. Each Fixed Income Fund may invest in futures contracts on U.S. Treasury obligations in order to offset an expected decrease in the value of their respective portfolios that might otherwise result from a market decline or to seek to increase total return.

                  Each of the Equity Funds may invest in stock index futures contracts in attempting to hedge against changes in the value of securities that it holds or intends to purchase or to maintain liquidity. The International Equity Fund may also invest in foreign currency futures contracts and options in anticipation of changes in currency exchange rates. A Fund might sell a futures contract in order to offset an expected decrease in the value of its portfolio that might otherwise result from a market decline. Each of these Funds may invest in the instruments described either to hedge the value of their respective portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract in anticipation of purchases of securities. In addition, each of these Funds may utilize futures contracts in anticipation of changes in the composition of its holdings for hedging purposes or to maintain liquidity.

                  Each of the High Yield Bond and Ultra Short Bond Funds may invest in the instruments described either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, each Fund may purchase a futures contract in anticipation of purchases of securities. In addition, each Fund may utilize futures contracts in anticipation of changes in the composition of its holdings for hedging purposes or to maintain liquidity.


                  Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of an index or the cash value of a stated amount of a foreign currency. When interest rates are rising, futures contracts can offset a decline in value of the securities held by a Fund. When rates are falling or prices of securities are rising, these contracts can secure higher yields for securities a Fund intends to purchase.

                  The Funds and their trustees and officers have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under such Act. In connection with a Fund's position in a futures contract or option thereon, it will create a segregated account of liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations, or will otherwise cover its position in accordance with applicable requirements of the SEC.

                  CALL AND PUT OPTIONS. The Funds may purchase and sell call and put options on futures contracts traded on an exchange, board of trade or other trading facility. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of a Fund's securities is expected to decline, it might purchase put options or sell call options on futures contracts rather than sell futures contracts.

                  The Funds may write covered call options, buy put options, buy call options and sell or "write" secured put options on a national securities exchange and issued by the Options Clearing Corporation for hedging purposes. Such transactions may be effected on a principal basis with primary reporting dealers in U.S. government securities in an amount not exceeding 5% of a Fund's net assets. Such options may relate to particular securities, stock or bond indices, financial instruments or foreign currencies. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

                  A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to or only at the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

                  A Fund may purchase and sell put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. A Fund may also purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a closing sale transaction (a sale by a Fund, prior to the exercise of an option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

                  In addition, each Fund may write covered call and secured put options. A covered call option means that a Fund owns or has the right to acquire the underlying security subject to call at all times during the option period. A secured put option means that a Fund maintains in a segregated account with its custodian cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. Such options will be listed on a national securities exchange and issued by the Options Clearing Corporation and may be effected on a principal basis with primary reporting dealers in the U.S.

                  In order to close out put or call option positions, a Fund will be required to enter into a "closing purchase transaction" -- the purchase of a put or call option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. When a portfolio security subject to a call option is sold, a Fund will effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or a Fund delivers the underlying security upon exercise.

                  The aggregate value of the securities subject to options written by a Fund will not exceed 33-1/3% (20% with respect to the S&P 500 Index
Fund) of the value of its net assets. In order to close out an option position prior to maturity, a Fund may enter into a "closing purchase transaction" by purchasing a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option which it previously wrote.

                  Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of a Fund. For a detailed description of these investments and related risks, see Appendix B attached to this SAI.

         RISK FACTORS ASSOCIATED WITH FUTURES AND RELATED OPTIONS

                  To the extent that a Fund engages in a futures transaction as a hedging device, due to the risk of an imperfect correlation between securities in its portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indices, the risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Funds may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as anticipated when the hedge is established.

                  Successful use of futures by the Funds also are subject to the Adviser's (or Sub-Adviser's) ability to predict correctly movements in the direction of securities prices, interest rates and other economic factors. For example, if the Funds have hedged against the possibility of a decline in the market adversely affecting the value of securities held in their funds and prices increase instead, the Funds will lose part or all of the benefit of the increased value of securities which they have hedged because they will have offsetting losses in their futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

                  Although the Funds intend to enter into futures contracts and options transactions only if there is an active market for such investments, no assurance can be given that a liquid market will exist for any particular contract or transaction at any particular time. See "Illiquid Securities." Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Funds to substantial losses. If it is not possible, or a Fund determines not, to close a futures position in anticipation of adverse price movements, it will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Fund being hedged, if any, may offset partially or completely losses on the futures contract.

                  The primary risks associated with the use of futures contracts and options are:

                  1. the imperfect correlation between the change in market value of the securities held by a Fund and the price of the futures contract or option;


                  2. possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired;


                  3. losses greater than the amount of the principal invested as initial margin due to unanticipated market movements which are potentially unlimited; and



                  4.  the  Adviser's  (or  Sub-Adviser's)   ability  to  predict
correctly the direction of securities prices, interest rates and other economic factors.


DOLLAR ROLLS

                  The Balanced Allocation Fund, Fixed Income Funds and Tax-Free Bond Funds may enter into Dollar Roll Agreements, which are similar to reverse repurchase agreements. Dollar Rolls are transactions in which securities are sold by the Fund for delivery in the current month and the Fund simultaneously contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar Rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to which the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. At the time the Fund enters into a Dollar Roll, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.

SHORT SALES

                  Each Fund may engage in short sales of its securities. Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.


                  Each Fund (other than the S&P 500 Index Fund) may only sell securities short "against the box." A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short. If a Fund sells securities short against the box, it may protect itself from a loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.


                  The S&P 500 Index Fund may also engage in short sales other than short sales against the box. Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position in accordance with positions taken by the SEC and its staff. The Fund may fulfill the account segregation requirements by having the Fund's custodian identify assets on its records as being held to cover short positions rather than maintaining a segregated account.

ASSET-BACKED SECURITIES


                  The Balanced Allocation Fund, the Fixed Income Funds and, to the extent permitted by Rule 2a-7 under the 1940 Act and as is consistent with their investment objective and policies, the Money Market Funds may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the  securities,  net  of any  fees  paid  to the  issuer  or  guarantor  of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Asset-backed securities acquired by a Fund may include collateralized mortgage obligations ("CMOs") issued by private companies.

                  In general, the collateral supporting non-mortgage, asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or instrumentalities.


                  Each of these Funds may purchase securities that are secured or backed by mortgages and are issued by entities such as GNMA, FNMA, Freddie Mac, or private mortgage conduits. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. Except for private mortgage conduits, these securities represent ownership in a pool of federally insured mortgage loans. The yield and average life characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (I.E., loans) generally may be prepaid at any time. As a result, if a mortgage-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce the expected yield to maturity and average life, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and average life. Conversely, if a mortgage-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, the expected yield to maturity and average life. There can be no assurance that a Fund's estimation of the duration of mortgage-backed securities it holds will be accurate or that the duration of such instruments will always remain within the maximum target duration. In calculating the average weighted maturity of the Funds, the maturity of mortgage-backed securities will be based on estimates of average life.


                  Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities generally will decline; however, when interest rates decline, the value of mortgage-backed securities may not increase as much as that of other similar duration fixed income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

                  These characteristics may result in a higher level of price volatility for these assets under certain market conditions. In addition, while the market for mortgage-backed securities is ordinarily quite liquid, in times of financial stress the market for these securities can become restricted.

                  There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a publicly-held company owned by its shareholders that was created by an act of Congress. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). Freddie Mac is a publicly-held company owned by its shareholders that was created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any FHLBs and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.


                  From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of FNMA and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted.


                  Privately issued mortgage-backed securities will carry an investment grade rating at the time of purchase by S&P or by Moody's or, if unrated, will be in the Adviser's opinion equivalent in credit quality to such rating. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

                  CMOs may be issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises, including FNMA and Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs represent direct ownership interests in a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs.


                  Each class of a CMO, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying a CMO may cause some or all of the classes of the CMO to be retired substantially earlier than its final distribution date.

                  The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of the CMO in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final scheduled distribution date have been paid in full.

                  Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

                  Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

COLLATERALIZED DEBT OBLIGATIONS

                  The High Yield Bond Fund may invest in collateralized bond obligations ("CBOs"), which are structured products backed by a diversified pool of high yield public or private fixed income securities. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool.

                  The Fund also may invest in collateralized loan obligations ("CLOs"), which are trusts typically consisting of loans made to issuers (both U.S. and foreign). A CLO consists of a portfolio of many underlying loans where the cash flows from the securitization are derived from this portfolio of loans. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

INTEREST RATE AND TOTAL RETURN SWAPS


                  The Balanced Allocation Fund and Fixed Income Funds may enter into interest rate swaps for hedging purposes and not for speculation. These Funds also may use total return swaps. A Fund will typically use interest rate or total return swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its investments. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or the total return of a predefined "index," such as an exchange of fixed rate payments for floating rate payments or an exchange of a floating rate payment for the total return on an index.

                  The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. A Fund will not enter into any interest rate swap unless the unsecured commercial paper, senior debt, or claims paying ability of the other party is rated, with respect to the Bond, Government Mortgage, Intermediate Bond, Limited Maturity Bond, Strategic Income Bond and Total Return Advantage Funds, either "A" or "A-1" or better by S&P or Fitch, or "A" or "P-1" or better by Moody's or is otherwise deemed equally creditworthy by the Adviser.


                  A Fund will only enter into swaps on a net basis, (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and their Adviser believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian.

                  If there is a default by the other party to a swap transaction, the Fund involved will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.

ZERO COUPON OBLIGATIONS


                  The Balanced Allocation Fund, Fixed Income Funds and Tax-Free Bond Funds may invest in zero coupon obligations. Each other Fund may also invest in zero coupon obligations for temporary purposes. See "Money Market Instruments" below. Zero coupon obligations are discount debt obligations that do not make periodic interest payments although income is generally imputed to the holder on a current basis. Such obligations may have higher price volatility than those which require the payment of interest periodically. The Adviser (or Sub-Adviser) will consider the liquidity needs of the Fund when any investment in zero coupon obligations is made.


INCOME PARTICIPATION LOANS

                  The Balanced Allocation, High Yield Bond, Intermediate Bond, Limited Maturity Bond, Strategic Income Bond, Total Return Advantage and Ultra Short Bond Funds may make or acquire participations in privately negotiated loans to borrowers. Frequently, such loans have variable interest rates and may be backed by a bank letter of credit; in other cases they may be unsecured. Such transactions may provide an opportunity to achieve higher yields than those that may be available from other securities offered and sold to the general public.

                  Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be liquid, if at all, only through a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require repayment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. Recovery of an investment in any such loan that is illiquid and payable on demand will depend on the ability of the borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless the Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Board of Trustees of the Trust will establish procedures to monitor the credit standing of each such borrower, including its ability to honor contractual payment obligations.

CERTIFICATES OF PARTICIPATION

                  The Tax-Free Bond Funds may purchase Municipal Securities in the form of "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or nonprofit entity. The municipal leases underlying the certificates of participation in which the Funds invest will be subject to the same quality rating standards applicable to Municipal Securities. Certificates of participation may be purchased from a bank, broker-dealer or other financial institution. The lease payments and other rights under the lease provide for and secure the payments on the certificates.

                  Lease obligations may be limited by law, municipal charter or the duration or nature of the appropriation for the lease and may be subject to periodic appropriation. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default; in such event, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. In addition, certificates of participation are less liquid than other bonds because there is a limited secondary trading market for such obligations.

WHEN-ISSUED SECURITIES

                  Each Fund may purchase  securities  on a  "when-issued"  basis
(i.e., for delivery beyond the normal settlement date at a stated price and yield). The Funds do not intend to purchase when-issued securities for speculative purposes but only for the purpose of acquiring portfolio securities. In when-issued and delayed delivery transactions, a Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be attractive. One form of when-issued or delayed delivery security that a Fund may purchase is a "to be announced" (TBA) mortgage-backed security. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with the specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.


                  When a Fund agrees to purchase when-issued securities, the custodian segregates cash or liquid portfolio securities equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment, marked to market daily. It is likely that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceed 25% of the value of its total assets.


                  When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. A Fund receives no income from when-issued or delayed settlement securities prior to delivery of such securities.

MONEY MARKET INSTRUMENTS

                  Each Fund may invest in various short-term obligations such as domestic and foreign commercial paper, bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, U.S. government securities, repurchase agreements, reverse repurchase agreements and GICs. Each Fund (other than the Money Market Funds) may hold temporary cash balances pending investment in such instruments or may invest up to 100% of its assets in such instruments for temporary defensive purposes. Each Money Market Fund may invest in money market instruments in accordance with Rule 2a-7 under the 1940 Act and as is consistent with its investment objectives and policies.

                  Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System. Bank obligations also include U.S. dollar-denominated bankers' acceptances, certificates of deposit and time deposits issued by foreign branches of U.S. banks or foreign banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. These bank obligations are not issued by the Federal Deposit Insurance Corporation. The Funds may also make interest bearing savings deposits in commercial and savings banks not in excess of 5% of their total assets. Investment in non-negotiable time deposits is limited to no more than 5% of a Fund's total assets at the time of purchase.

                  Investments in commercial paper and other short-term promissory notes issued by corporations (including variable and floating rate instruments) must be rated at the time of purchase "A-2" or better by S&P, "Prime-2" or better by Moody's, "F2" or better by Fitch or, if not rated, determined by the Adviser (or Sub-Adviser) to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. Investments may also include corporate notes. In addition, each Fund may invest in Canadian Commercial Paper which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. Each Fund may acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.

                  Investments in the obligations of foreign branches of U.S. banks, foreign banks and other foreign issuers may subject a Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. A Fund will invest in the obligations of foreign banks or foreign branches of U.S. banks only when the Adviser (or Sub-Adviser) believes that the credit risk with respect to the instrument is minimal, except that the International Equity Fund and Strategic Income Bond Fund will not be subject to this limitation so long as such investments are otherwise consistent with their investment objectives and policies.



GOVERNMENT SECURITIES


                  The  Treasury  Money  Market  Fund may only  invest  in direct obligations of the U.S. Treasury and investment companies that invest only in such obligations. Each other Fund may invest in U.S. government agency obligations, examples of which include the obligations of FHLBs, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Freddie Mac, and Federal Intermediate Credit Banks and Maritime Administration. Some of these obligations are supported by the full faith and credit of the U.S. Treasury, such as obligations issued by the GNMA. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of Freddie Mac, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Some of these investments may be variable or floating rate instruments. See "Variable and Floating Rate Instruments." The Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, Tax Exempt Money Market, Money Market and Government Money Market Funds will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.

U.S. TREASURY OBLIGATIONS AND RECEIPTS


                  Each Fund may invest in U.S. Treasury obligations consisting of bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as STRIPS (Separately Traded Registered Interest and Principal Securities).


                  The Funds may invest in separately traded interest and principal component parts of the U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), Liquid Yield Option Notes (LYONs), and Certificates of Accrual on Treasury Securities
(CATS). TIGRs, LYONs and CATS are interests in private proprietary accounts while TR's are interests in accounts sponsored by the U.S. Treasury. The private proprietary accounts underlying TIGRs, LYONs and CATS are not government guaranteed.

                  Securities denominated as TRs, TIGRs, LYONs and CATS are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

STAND-BY COMMITMENTS

                  The Tax-Free Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, and Tax Exempt Money Market Fund may acquire stand-by commitments. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option specified Municipal Securities at a specified price. Stand-by commitments acquired by a Fund must be of high quality as determined by any Rating Agency, or, if not rated, must be of comparable quality as determined by the Adviser. A Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

EURODOLLAR AND YANKEE OBLIGATIONS

                  Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

                  Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.


DERIVATIVE INSTRUMENTS


                  Each of the Equity Funds, Balanced Allocation Fund, Fixed Income Funds and Money Market Funds may purchase certain "derivative" instruments. Derivative instruments are instruments that derive value from the performance of underlying securities, interest or currency exchange rates, or indices, and include (but are not limited to) futures contracts, options, forward currency contracts and structured debt obligations (including CMOs, various floating rate instruments and other types of securities).

                  Like all investments, derivative instruments involve several basic types of risks which must be managed in order to meet investment objectives. The specific risks presented by derivatives include, to varying degrees, market risk in the form of underperformance of the underlying securities, exchange rates or indices; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the securities, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying securities, rates or indices on which it is based; extension risk that the expected duration of an instrument may increase or decrease; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data is lacking regarding their actual performance over complete market cycles.

TAX-EXEMPT DERIVATIVES AND OTHER MUNICIPAL SECURITIES

                  The Tax-Free Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund may invest in tax-exempt derivative securities relating to Municipal Securities, including tender option bonds, participations, beneficial interests in trusts and partnership interests. (See generally "Derivative Instruments" above.)

                  Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by a Fund from tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Funds and the Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Securities, the creation of any tax-exempt derivative securities, or the bases for such opinions.

SECURITIES OF OTHER INVESTMENT COMPANIES


                  Subject to 1940 Act limitations and pursuant to applicable SEC requirements, each Fund (other than the Aggressive Allocation and Conservative Allocation Funds) may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their NAV per share based on the amortized cost or penny-rounding method, i.e., money market funds. As described in their Prospectuses and this SAI, the Aggressive Allocation and Conservative Allocation Funds may invest their assets without limitation in Underlying Funds. See "Allegiant Aggressive Allocation Fund and Allegiant Conservative Allocation Fund" above.

                  The Equity Funds, Fixed Income Funds and the Balanced Allocation Fund may invest in SPDRs, iShares Trust ("iShares") and similar index tracking stocks as is consistent with their investment objectives and policies. The SPDR Trust, DIAMONDS Trust and MidCap SPDR Trust are unit investment trusts that hold shares of companies in certain indices and seek to provide investment results that closely track, respectively, the S&P 500 Index, DJIA and S&P MidCap 400 Index. PDR Services LLC is the sponsor of each trust. Other index tracking stocks are structured similarly to SPDRs but track the price performance and dividend yield of different indices. iShares is a family of approximately 90 different exchange-traded index funds that seek to provide investment results that correspond generally to the performance of specified market indices and that are listed on various exchanges. Barclays Global Fund Advisors serves as investment adviser to the iShares Funds. SPDRs, iShares and other index tracking stocks can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. For example, stocks that track an index comprised of Nasdaq traded stocks, or stocks that track an index comprised of stocks of foreign companies (such as iShares which are described below), may be expected to fluctuate in value more widely than the SPDRs (which track the S&P 500 Index) or stocks that track other less volatile indices. Index tracking stocks are traded similarly to stocks of individual companies. Although an index tracking stock is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance because of trust expenses and other factors. The SPDR Trust and trusts underlying other index tracking stocks are structured to be regulated investment companies and may make distributions to a Fund that may not be characterized entirely as ordinary income for tax purposes. Such distributions will be passed through to Fund investors in the character as received by the Fund. Because investments in SPDRs and other index tracking stocks represent interests in unit investment trusts, such investments are subject to the 1940 Act's limitations on investments in other investment companies.

                  In addition, to the extent consistent with its policy regarding investments in foreign securities, each of the Equity Funds, Balanced Allocation Fund, and Fixed Income Funds (other than the Government Mortgage
Fund) may purchase shares of investment companies investing primarily in foreign securities, including "country funds" which have portfolios consisting exclusively of securities of issuers located in one foreign country, and may also purchase iShares issued by iShares, Inc. and similar securities of other issuers. "Country funds" may be either open-end or closed-end investment companies. In the event substantial market or other disruptions affecting iShares or other country funds should occur, the liquidity and value of a Fund's shares could also be substantially and adversely affected, and the Fund's performance could be impaired. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares or other country funds as part of its investment strategy.


                  As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Funds may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by a Fund and, therefore, will be borne indirectly by its shareholders.

                  Each Fund (other than the Aggressive Allocation Fund and Conservative Allocation Fund) currently intends to limit its investments in securities issued by other investment companies (except iShares, SPDRs and the related exchange-traded funds governed by the SEC order referenced below) so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole; and (iv) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Funds and other investment companies advised by the Adviser. iShares and SPDRs have each obtained an order from the SEC that permits other SEC registered funds to acquire iShares and SPDRs beyond the limitations set forth in the 1940 Act if certain conditions are met. The Tax-Free Bond Funds and Money Market Funds will not invest in exchange-traded funds beyond the limits permitted by the 1940 Act.

                  Notwithstanding these limitations, the Trust has obtained an order from the SEC that allows each Fund (other than the Money Market Funds) to use their cash balances that have not been invested in portfolio securities and cash collateral from the Funds' securities lending program to purchase shares of one or more money market funds offered by the Trust. If a money market fund offers more than one class of shares, a Fund will only invest in the class with the lowest expense ratio at the time of investment. A Fund will hold shares of the Trust's money market funds only to the extent that the Fund's aggregate investment in the money market funds does not exceed 25% of the Fund's total assets.


MUNICIPAL SECURITIES


                  The Tax-Free Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund may invest in Municipal Securities. The two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. Municipal
Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, and the extension of loans to public institutions and facilities.

                  Municipal Securities that are payable only from the revenues derived from a particular facility may be adversely affected by federal or state laws, regulations or court decisions which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws, decisions and regulations which limit the amount of fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. Municipal Securities, the payment of interest and principal on which is insured in whole or in part by a governmentally created fund, may be adversely affected by laws or regulations which restrict the aggregate proceeds available for payment of principal and interest in the event of a default on such Municipal Securities. Similarly, the payment of interest and principal on Municipal Securities may be adversely affected by respective state laws which limit the availability of remedies or the scope of remedies available in the event of a default on such Municipal Securities. Because of the diverse nature of such laws and regulations and the impossibility of either predicting in which specific Municipal Securities the Funds will invest from time to time or predicting the nature or extent of future judicial interpretations or changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws, regulations and judicial interpretations on the securities in which the Funds may invest and, therefore, on the shares of the Fund.

                  There are, of course, variations in the quality of Municipal Securities both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including the financial condition of the issuer, the general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Rating Agencies represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The Adviser will consider such an event in determining whether the Funds should continue to hold the obligation.

                  The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest or the principal of its Municipal
Securities  may  be  materially   adversely  affected  by  litigation  or  other
conditions.

                  Certain Municipal Securities held by the Funds may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer or original purchaser of the Municipal Securities at the time of their original issuance. In the event that the issuer defaults on interest or principal payments, the insurer of the obligation is required to make payment to the bondholders upon proper notification. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

                  Municipal notes in which the Funds may invest include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital or capital facilities needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

                  The Funds invest in Municipal Securities which at the time of purchase are rated in one of the four highest rating categories by a Rating
Agency for bonds and in one of the two highest rating categories by a Rating Agency for money market securities.


                  Securities that are unrated at the time of purchase will be determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Trust's Board of Trustees. If the rating of an obligation held by a Fund is reduced below its rating requirements, the Fund will sell the obligation when the Adviser believes that it is in the best interests of the Fund to do so. The applicable ratings are more fully described in Appendix A.

                  Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal and state income taxes are rendered by qualified legal counsel to the respective issuers at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

                  SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN MICHIGAN MUNICIPAL SECURITIES. The following information is drawn from various Michigan governmental publications, particularly the Governor's Executive Budget for Fiscal Year 2005-2006 and from other publicly available sources relating to securities of the State and its political subdivisions. While the Trust has not independently verified such information, it has no reason to believe that it is not correct in all material respects.

                  The economy of the State of Michigan is principally dependent on manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture, and is and has been historically highly cyclical. The 2001-2003 national economic downturn continues to have a significant adverse impact on the State's economy and upon the revenue of the State and its political subdivisions, disproportionate to, and more severe than, that upon the nation as a whole. The decline in Michigan wage and salary employment from its peak in early 2000 has been three times more severe than the national decline from its peak. In 2004, Michigan wage and salary employment declined by an estimated 1.1%, marking the fourth straight year of employment decline, and the unemployment rate in the State as of June, 2005 was an estimated 7.1%. However, in 2004 personal income in Michigan is estimated to have grown 2.7% on a year to year basis.

                  The overall decline in the national economy, exacerbated by Michigan's dependence upon manufacturing, and particularly automobile manufacturing, had the effect of requiring the State to make significant adjustments in expenditures and to seek additional revenue sources. This process continued throughout the period 2001 through mid-2005. Among other means of supporting expenditures for State programs, the State's Counter-Cyclical Budget and Economic Stabilization Fund, a reserve fund designed for times of economic decline, which exceeded $1.2 billion as of September 30, 2000, has been substantially expended, its balance at September 30, 2004 being $81 million.


                  To the degree that the Michigan Intermediate Municipal Bond Fund contains private activity bonds or other "revenue" securities, the decline in economic conditions, as a separate matter, may adversely affect the capacity of users of the facilities constructed or acquired through the proceeds of such bonds to make periodic payments for the use of those facilities.

                  The Michigan Constitution restricts the extent to which the State may expend in any one year funds in excess of the revenue for that year. In addition, the Constitution limits the amount of total State revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or the average of the three prior calendar years whichever is greater, and this fixed percentage equals the percentage of the 1978-79 fiscal year State governmental revenues to total calendar year 1977 State personal income (which was 9.49%). The State may raise taxes in excess of the limit for emergencies through action by the Governor and two-thirds of the members of each house of the Legislature.

                  The Michigan Constitution also provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. If such spending does not meet the required level in a given year, an additional appropriation for local governmental units is required by the following fiscal year; which means the year following the determinations of the shortfall. The State now calculates the required percentage of spending paid to local government units to be 48.97%.


                  The State has issued and has  outstanding  general  obligation full faith and credit bonds for Water Resources, Environmental Protection Program, Recreation Program and School Loan Purposes. As of September 30, 2004, the State had approximately $1.5 billion of general obligation bonds outstanding. The State Constitution provides that the State may borrow money and issue its obligations for repayment if such measure is adopted by two-thirds of the members of each house of the Legislature, and approved by a majority of the electorate. However, the State may issue notes or bonds without voter approval for the purposes of making loans to school districts. The proceeds of such notes or bonds are deposited in the School Bond Loan Fund maintained by the State Treasurer and used to make loans to school districts for payment of debt on qualified general obligation bonds issued by local school districts.


                  The State is party to various legal proceedings seeking damages or injunctive or other relief. Certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances.

                  The State Constitution also limits the extent to which municipalities or political subdivisions may levy taxes upon real and personal property through a process that regulates assessments.

                  In 1994, Michigan voters approved a comprehensive property tax and school finance reform measure commonly known as Proposal A. Under Proposal A, as approved and implemented, effective May 1, 1994 the State's sales and use tax increased from 4% to 6%, the State's income tax decreased from 4.6% to 4.4% (since reduced to 3.9%), and other new or increased taxes were imposed, including those on tobacco products and real estate transfers. In addition, beginning in 1994, a new State property tax of 6 mills began to be imposed on all real and personal property subject to the general property tax. All local school boards are authorized, with voter approval, to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes on non-homestead property and non-qualified agricultural property.

                  Other constitutional and statutory provisions implementing Proposal A regulate the ability of local school districts to levy taxes, and limit assessment increases for each parcel of property for all property tax purposes, beginning in 1995. Such increases are limited to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value.

         The net effect of Proposal A has been to shift significant portions of the costs of local school operations from local school districts to the State and to raise additional State revenues to fund those additional State expenses. However, these additional revenues are included within the State's constitutional revenue limitations and thus impact the State's ability to increase revenue for all State purposes. Additional revenue sources are the subject of continuing discussion between the Governor and the Legislature at mid-2005.


               SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN OHIO MUNICIPAL SECURITIES. As described above, each of the Allegiant Ohio Intermediate Tax Exempt Bond and Allegiant Ohio Municipal Money Market Funds will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). Each Ohio Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.


         Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

         There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.


         Much of this information is as of July 19, 2005, particularly debt figures and other statistics.


         Ohio is the seventh most populous state. The Census count for 2000 was 11,353,140, up from 10,847,100 in 1990.

         While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and machinery, including electrical machinery. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and a significant portion of total employment in agribusiness.


         In earlier years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, then through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.0% vs. 4.0%), lower in 2001 (4.2% vs. 4.7%) and in 2002 (5.7% vs. 5.8%) and higher in
2003  (6.1%  vs.  6.0%)  and in 2004  (6.0% vs.  5.5%).  In May 2005,  the State
unemployment rate was higher than the national rate (6.1% vs. 5.1%). The unemployment rate and its effects vary among geographic areas of the State.

         There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.


         The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is effectively precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending.


         Recent biennium ending GRF balances were:


   --------------------------------------------------------------------------
                     CASH                FUND            FUND BALANCE LESS
     BIENNIUM       BALANCE           BALANCE(A)      DESIGNATED TRANSFERS(B)
   ==========================================================================
     1994-95      $1,312,234,000      $928,019,000            $70,000,000
   --------------------------------------------------------------------------
     1996-97       1,367,750,000       834,933,000            149,033,000
   --------------------------------------------------------------------------
     1998-99       1,512,528,000       976,778,000            221,519,000
   --------------------------------------------------------------------------
     2000-01         817,069,000       219,414,000            206,310,000
   --------------------------------------------------------------------------
     2002-03         396,539,000        52,338,000             52,338,000
   --------------------------------------------------------------------------
     2004-05       1,209,200,000       682,632,000            127,800,000
   --------------------------------------------------------------------------

(a) Reflects the ending cash balance less amounts encumbered to cover financial commitments made prior to the end of the fiscal year.
(b) Reflects the ending fund balance less amounts designated for transfer from that balance to the BSF and any other funds.


         Actions have been and may be taken by the State during less favorable economic periods to ensure resource/expenditure balances (particularly in the GRF), some of which are described below. None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.


         The appropriations acts for the 2006-07 biennium include all necessary appropriations for debt service on State obligations and for lease payments relating to lease obligations issued by the Ohio Building Authority and the Treasurer of State, and previously by the Ohio Public Facilities Commission.

         The following is a selective general discussion of State finances, particularly GRF receipts and expenditures, for the recent and the current bienniums.




         1994-95. Expenditures were below those authorized, primarily as the result of lower than expected Medicaid spending, and tax receipts (primarily auto sales and use) were significantly above estimates. Transfers from the biennium-ending GRF fund balance included $535,200,000 to the BSF and $322,800,000 to other funds, including a family services stabilization fund in anticipation of possible federal programs changes.


         1996-97. From a higher than forecasted mid-biennium GRF fund balance, $100,000,000 was transferred for elementary and secondary school computer network purposes and $30,000,000 to a new State transportation infrastructure fund. Approximately $400,800,000 served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the GRF biennium-ending fund balance, $250,000,000 was directed to school buildings, $94,400,000 to the school computer network, $44,200,000 to school textbooks and instructional materials and a distance learning program, $34,400,000 to the BSF, and $262,900,000 to the State Income Tax Reduction Fund (ITRF).

         1998-99. GRF appropriations of approximately $36 billion provided for significant increases in funding for primary and secondary education. Of the first Fiscal Year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701,400,000 was transferred to the ITRF, $200,000,000 into public school assistance programs, and $44,184,200 into the BSF. Of the GRF biennium-ending fund balance, $325,700,000 was transferred to school building assistance, $293,185,000 to the ITRF, $85,400,000 to SchoolNet (a program to supply computers for classrooms), $4,600,000 to interactive video distance learning, and $46,374,000 to the BSF.


         2000-01. The State's financial situation varied substantially in the 2000-01 biennium. The first Fiscal Year of the biennium ended with a GRF cash balance of $1,506,211,000 and a fund balance of $855,845,000. A transfer of $49,200,000 from that balance increased the BSF to $1,002,491,000 (or 5% of GRF revenue for the preceding Fiscal Year). An additional $610,400,000 was transferred to the ITRF.

         In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645,300,000 to address shortfalls in its Medicaid and disability assistance programs. The State's share of this additional funding was $247,600,000, with $125,000,000 coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 by a 1 to 2% cut to most State departments and agencies. Expressly excluded from the reductions were elementary and secondary education.


         In March 2001, new lowered revenue estimates for Fiscal Year 2001 and for Fiscal Years 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for Fiscal Year 2001 were reduced by $288,000,000. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further spending reductions (with the same exceptions mentioned above for debt service and education) and authorization to transfer from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188,200,000. The State ended Fiscal Year 2001 with a GRF fund balance of $219,414,000, making that transfer unnecessary.

         2002-03. Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout Fiscal Years 2002-03, primarily as a result of continuing weak economic conditions. Budgetary pressures during this period were primarily due to continuing lower than previously anticipated levels of receipts from certain major revenue sources.

         Consideration came in four general time frames - the June 2001 biennial appropriation act, late fall/early winter 2001, late spring and summer 2002, and late winter/spring 2003. Significant remedial steps included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

         The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.


         That original appropriations act also provided for the following uses of certain reserves, aimed at achieving Fiscal Year and biennium ending positive GRF fund balances, based on then current estimates and projections:

         o Transfer of up to $150,000,000 from the BSF to the GRF for increased Medicaid costs.

         o An additional $10,000,000 transfer from the BSF to an emergency purposes fund.

         o Transfer to the GRF in Fiscal Year 2002 of the entire $100,000,000 balance in the Family Services Stabilization Fund.



         The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates. Based on reduced revenue collections, particularly personal income taxes and sales taxes, OBM then projected GRF revenue shortfalls of $709,000,000 for Fiscal Year 2002 and $763,000,000 for Fiscal Year 2003. Executive and legislative actions taken to address those shortfalls included:

         o Spending reductions and limits on hiring and major purchases. Governor ordered spending reductions at the annual rate of 6% for most State agencies, with lesser reductions for correctional and other institutional agencies, and with exemptions for debt service related payments, primary and secondary education and the adjutant general.


         o December 2001 legislation, the more significant aspects of which included:


                  o Authorizing transfer of up to $248,000,000 from the BSF to the GRF during the current biennium. This was in addition to the $160,000,000 in transfers from the BSF provided for in the original appropriations act (and would reduce the BSF balance to approximately $607,000,000).

                  o Reallocating to the GRF a $260,000,000 portion of tobacco settlement receipts in Fiscal Years 2002 and 2003, intended to be replenished from settlement receipts in Fiscal Years 2013-14.

                  o Reducing appropriation spending authorizations for the legislative and judicial branches.


                  o Authorizing Ohio's participation in a multi-state lottery game, estimated to generate $40,000,000 annually beginning in Fiscal Year 2003.

         Continuing economic conditions, among other factors, then led OBM in the spring of 2002 to project a higher than previously estimated GRF revenue shortfall. Among areas of continuing concern were lower than anticipated levels of receipts from personal income and corporate franchise taxes. These updated GRF estimated shortfalls were approximately $763,000,000 in Fiscal Year 2002 and $1.15 billion in Fiscal Year 2003. Further executive and legislative actions were taken for Fiscal Year 2002 to ensure a positive GRF fund balance for Fiscal Year 2002 and the biennium. In addition to further appropriation reductions for certain departments and other management steps, those actions included legislation providing for among other things:

         o Authorization of additional transfers to the GRF of the then remaining BSF balance ($607,000,000) as needed in Fiscal Years 2002 and 2003, and of $50,800,000 of unclaimed funds.


         o $50,000,000 reduction in the Fiscal Year 2002 ending GRF balance (to $100,000,000 from its previously budgeted level of $150,000,000).

         o Increased cigarette tax by 31(cent) per pack (to a total 55(cent) a pack), estimated by OBM to produce approximately $283,000,000 in Fiscal Year 2003.


         o Transfers to the GRF of $345,000,000 from tobacco settlement money received in Fiscal Years 2002 and 2003 previously earmarked for construction of elementary and secondary school facilities, with moneys for that purpose replaced by $345,000,000 in additionally authorized general obligation bonds.

         o Extension of the State income tax to Ohio-based trusts and exemption of certain Ohio business taxes from recent federal tax law economic stimulus changes by "decoupling" certain State statutes from federal tax law changes affecting business equipment depreciation schedules. The combination produced approximately $283,000,000 in Fiscal Year 2003.





         Fiscal  Year 2002 ended with  positive  GRF  balances  of  $108,306,000
(fund) and $619,217,000 (cash). This was accomplished by the remedial steps described above, including significant transfers from the BSF ($534,300,000) and from tobacco settlement moneys ($289,600,000). The Fiscal Year 2002 ending BSF balance was $427,904,000, with that entire balance appropriated for GRF use if needed in Fiscal Year 2003.

         On July 1, 2002, the Governor issued an executive order directing a total of approximately $375,000,000 in GRF spending cutbacks for Fiscal Year
2003 (based on prior appropriations) by agencies and departments in his administration, as well as limitations on hiring, travel and major purchases. This cutback order reflected prior budget balancing discussions between the Governor and General Assembly and reflected annual cutbacks ranging generally from 7.5% to 15%. Excluded from those cutbacks were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded were debt service and lease rental payments relating to State obligations, and ad valorem property tax relief payments (made to local taxing entities).

         Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending of $40,000,000, OBM in late January 2003 announced an additional GRF shortfall of $720,000,000 for Fiscal Year 2003. The Governor ordered immediate additional reductions in appropriations spending intended to generate an estimated $121,600,000 of GRF savings through the end of the Fiscal Year (expressly excepted were appropriations for or relating to debt service on State obligations).

         The Governor also proposed for the General Assembly's enactment by March 1, 2003, the following additional revenue enhancements, transfers and expenditure reductions for Fiscal Year 2003 to achieve a positive GRF fund balance at June 30, 2003 as then estimated by OBM:


         o A 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30,000,000 savings. This reduction is in addition to the prior local government fund distribution adjustments noted below.

         o Transfers to the GRF from unclaimed funds ($35,000,000) and various rotary funds ($21,400,000).

         o A one-month acceleration in sales tax collections by vendors filing electronically, to produce $286,000,000.

         o An additional increase in the cigarette tax of 45 cents per pack (to a total of $1.00 a pack), to produce approximately $140,000,000.

         o A doubling of the current taxes on spirituous liquor and beer and wine, to net an additional $18,700,000.


         The General Assembly gave its final approval on February 25, 2003 to legislation authorizing the first three elements of the Governor's proposal, but that legislation did not include the proposed additional taxes on cigarettes and spirituous liquor and beer and wine.

         To offset the General Assembly's enactment of legislation that did not include the proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of Fiscal Year 2003. Included were reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions were appropriations for or relating to debt service on State obligations.

         Based on the Administration's continuing monitoring of revenues, and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2003. Those estimates revised Fiscal Year 2003 revenues downward by an additional $200,000,000 from OBM's January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May
31. The Governor and OBM addressed this additional Fiscal Year 2003 revenue shortfall through additional expenditure controls and by drawing upon $193,000,000 of federal block grant aid made available to the State prior to June 30 under a federal law effective on May 28, 2003.

         The State ended the 2002-03 biennium with a GRF fund and cash balances of $52,338,000 and $396,539,000, respectively, and a balance in the BSF of $180,705,000.


         Additional appropriations actions during the 2002-2003 biennium, affecting most subdivisions and local libraries in the State, relate to the various local government assistance funds. The original appropriations act capped the amount to be distributed in Fiscal Years 2002 and 2003 to essentially the equivalent monthly payment amounts in Fiscal Years 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior Fiscal Year amounts or the amount that would have been distributed under the standard formula.

         2004-05. The GRF appropriations act for the 2004-05 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor in June 2003. The Act provided for total GRF biennial revenue of approximately $48.95 billion and total GRF biennial expenditures of approximately $48.79 billion. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease-rental payments related to State obligations.
         Among other expenditure controls, the Act included Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in Fiscal Year 2004 and limited one-time increases in Fiscal Year 2005; and continued limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in Fiscal Year 2003 or the amount that would have been distributed under the standard formula.
         The GRF expenditure authorizations for the 2004-05 biennium reflected and were supported by revenue enhancement actions contained in the Act including:

         o A one-cent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each Fiscal Year.


         o Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately
              $69,000,000 annually. (The inclusion of satellite television in the sales tax base, projected to produce approximately $21,000,000 annually, is subject to a legal challenge.)

         o Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected to produce approximately $29,000,000 annually.

         o Elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64,000,000 annually.

         o Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act (UDITPA) for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35,000,000 annually.


         The Act also authorized and OBM on June 30, 2004 transferred $234,700,000 of proceeds received from the national tobacco settlement into the GRF. In addition, the Act authorized the draw down during the biennium of federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003. OBM drew down $211,600,000 and $316,800,000 of those federal monies in Fiscal Years 2004 and 2005, respectively.

         Based on regular monitoring of revenues and expenditures, OBM in March 2004 announced revised GRF revenue projections for Fiscal Years 2004 and 2005 based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF revenue projection by $247,100,000 (1.02%) for Fiscal Year 2004 and by $372,700,000 (1.48%) for Fiscal Year 2005, the Governor ordered Fiscal Year 2004 expenditure reductions of approximately $100,000,000. On July 1, the Governor ordered additional Fiscal Year 2005 expenditure cuts of approximately $118,000,000 and a reduction of $50,000,000 in State spending on Medicaid reflecting an increased Federal share of certain Medicaid services. Expressly excluded from those reductions were debt service and lease rental payments relating to State obligations, State basic aid to elementary and secondary education, instructional subsidies and scholarships for public higher education, in-home care for seniors and certain job creation programs. The balance of those revenue reductions were offset by GRF expenditure lapses and, for Fiscal Year 2005, elimination of an anticipated $100,000,000 year-end transfer to the BSF while maintaining a one-half percent year-end GRF fund balance.

         The State ended Fiscal Year 2004 with a GRF fund balance of $157,509,000. Improving economic conditions had a positive effect on revenue in Fiscal Year 2005. With GRF revenue receipts modestly outperforming estimates for much of the Fiscal Year, OBM in June 2005 increased its GRF revenue estimates by $470,700,000. Final Fiscal Year 2005 GRF revenue came in $67,400,000 above that revised estimate. With Fiscal Year 2005 spending close to original estimates, the State made the following Fiscal Year-end allocations and transfers:
$60,000,000 to address a prior-year liability in the Temporary Assistance to Needy Families program; $40,000,000 to a new disaster services contingency fund; $50,000,000 to the State's share of the school facilities construction program; and $394,200,000 to the BSF. After these and certain smaller transfers, the State ended Fiscal Year 2005 and the biennium with a GRF fund balance of $127,800,000 and a BSF balance of $574,910,000.

         CURRENT BIENNIUM. Consistent with State law, the Governor's Executive Budget for the 2006-07 biennium was released in February 2005 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2005. That Act provides for total GRF biennial revenue of approximately $51.5 billion (a 3.8% increase over the 2004-05 biennial revenue) and total GRF biennial appropriations of approximately $51.3 billion (a 5.0% increase over the 2004-05 biennial expenditures). Spending increases for major program categories over the 2004-05 actual expenditures are:
5.8% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 3.4% for higher education; 4.6% for elementary and secondary education; 5.5% for corrections and youth services; and 4.8% for mental health and mental retardation. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

         The GRF expenditure authorizations for the 2006-07 biennium reflect and are supported by a significant restructuring of major State taxes, including:

         o A 21% reduction in State personal income tax rates phased in at 4.2% per year over the 2005 through 2009 tax years.

         o Elimination of the State corporate franchise tax at a rate of approximately 20% per year over the 2006 through 2010 tax years (except for its continuing application to financial institutions and certain affiliates of insurance companies and financial institutions).

         o Implementation of a new commercial activities tax (CAT) on gross receipts from doing business in Ohio that will be phased in over the 2005 through 2009 fiscal years. When fully phased in, the CAT will be levied at a rate of 0.26% on gross receipts in excess of $1,000,000.


         o A 5.5% State sales and use tax (decreased from the 6.0% rate for the 2004-05 biennium).

         o An increase in the cigarette tax from $0.55 per pack (of 20 cigarettes) to $1.25 per pack.

         Litigation  pending  in the Ohio  Court  of  Claims  contests  the Ohio
Department of Human Services (ODHS, now Ohio Department of Job and Family Services (ODJFS)) former Medicaid financial eligibility rules for married couples when one spouse is living in a nursing facility and the other resides in the community. ODHS promulgated new eligibility rules effective January 1, 1996. ODHS appealed an order of the federal court directing it to provide notice to persons potentially affected by the former rules from 1990 through 1995, the Court of Appeals ruled in favor of ODHS, and plaintiffs' petition for certiorari was not granted by the U.S. Supreme Court. As to the Court of Claims case, it is not possible to state the period (beyond the current Fiscal Year) during which necessary additional Medicaid expenditures would have to be made. Plaintiffs have estimated total additional Medicaid expenditures at $600,000,000 for the retroactive period and, based on current law, it is estimated that the State's share of those additional expenditures would be approximately $240,000,000. The Court of Appeals certified the class action and notice was sent to the members of the class. After trial for liability only was completed in the Court of Claims in January 2003, that Court in March 2004 issued a decision finding no ODJFS liability. The plaintiff class appealed that decision to the Franklin County Court of Appeals which in May 2005 held that the Court of Claims did not have jurisdiction over the case and remanded the case to the Court of Claims with instructions to vacate all prior proceedings and judgments. The plaintiff class has appealed the Court of Claims decision to the Ohio Supreme Court and that appeal is currently pending.

         Litigation is also currently pending in the Cuyahoga County Court of Appeals relating to the transfer to the GRF and use in Fiscal Year 2002 for general State purpose of $60,000,000 in earned federal reimbursement on Title XX (Social Services Block Grant) expenditures. Plaintiff Cuyahoga County filed an action contesting this transfer and use of those monies for general State purposes, and the trial court ordered the State to return the monies to its Department of Job and Family Services. The State has appealed the trial court's decision and order. In June 2005, the Court of Appeals upheld the trial court's decision. The State is currently considering an appeal to the Ohio Supreme Court.


         The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the State in war.) The Constitution provides that "Except the debts above specified . . . no debt whatever shall hereafter be created by, or on behalf of the state."

         By 17 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of State general obligation (GO) debt and the pledge of taxes or excises to its payment. All related to the financing of capital facilities, except for three that funded bonuses for veterans and one that funded coal technology research and development. Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, and conservation. Although supported by the general obligation pledge, highway debt is backed by a pledge of and has always been paid from the State's motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.

         A 1999 constitutional amendment provides an annual debt service "cap" applicable to future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, new bonds may not be issued if future Fiscal Year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the Fiscal Year of issuance. Those direct obligations of the State include, for example, special obligation bonds that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.


         In addition to its issuance of highway bonds, the State has financed selected highway infrastructure projects by entering into agreements that call for payments to be made from federal transportation funds allocated to the State, subject to biennial appropriations by the General Assembly. Annual State payments under those agreements reach a maximum of $79,602,448 in Fiscal Year 2005. In the event of any insufficiency in those anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available federal moneys appropriated to ODOT for the purpose, and in the case of continued insufficiency the ODOT Director is to request a General Assembly appropriation for the purpose.

         State agencies also have participated in office building and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of Participation
(COPs) have been issued that represent fractionalized interests in or are payable from the State's anticipated payments. The number and amount of COPs issued in connection with those agreements have varied and will continue to vary. The maximum annual payment under those agreements, primarily made from GRF appropriations, is $11,718,700 in Fiscal Year 2017. Payments by the State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made. Generally, the OBM Director's approval of such agreements is required, particularly if COPs are to be publicly-offered in connection with those agreements.

         A statewide economic development program assists the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. The law authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations with a general maximum of $500,000,000 to be outstanding at any one time (excluding bonds issued to meet guarantees, if any). The aggregate amount from the liquor profits to be used in any Fiscal Year in connection with these bonds (excluding bonds issued to meet guarantees, if any) may not exceed $45,000,000. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $800,000,000. A 1996 issue of $168,740,000 of taxable bonds refunded outstanding bonds and provided additional loan moneys for facilities and equipment (i.e., the State's direct loan program). $101,980,000 of taxable forward purchase bonds were issued in 1998 to refund, as of 2006, term bonds of the 1996 issue stated to mature in 2016 and 2021. In 2003, the State issued $50,000,000 in bonds for Innovation Ohio projects and $50,000,000 for research and development projects, followed by a 2004 issuance of $50,000,000 for its direct loan program. Pursuant to a 2000 constitutional amendment, the State has issued a first series of $50,000,000 of bonds for revitalization purposes that are also payable from State liquor profits. The maximum annual debt service on all state bonds payable from State liquor profits is $30,740,289 in Fiscal Year 2006.


         Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute "debt" under the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.


         Litigation was commenced in the Ohio courts in 1991 questioning the constitutionality of Ohio's system of school funding and compliance with the constitutional requirement that the State provide a "thorough and efficient system of common schools". On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years.

         In its prior decisions, the Ohio Supreme Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

         With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.


         On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Ohio Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Ohio Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. And on October 20, 2003 the United States Supreme Court declined to accept the plaintiffs subsequent petition requesting further review of the case.


         The General Assembly has taken several steps, including significantly increasing State funding for public schools, as discussed below. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of State general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized by the plaintiffs and the Court as "unfunded mandates."


         Under the current financial structure, Ohio's 612 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy appropriations (the primary portion of which is known as the Foundation Program) distributed in accordance with statutory formulae that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed.


         School districts also rely upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have expressed varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

         The State's present school subsidy formulas are structured to encourage both program quality and local taxing effort. Until the late 1970's, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures. For more than 20 years, requirements of law and levels of State funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.

         To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates (and effective July 1, 2005, municipal income taxes that may be shared with school districts). Many districts have submitted the question, and income taxes are currently approved in 145 districts.

         Original State basic aid appropriations for the 1992-93 biennium of $9.5 billion provided for 1.5% and 4.8% increases in the two Fiscal Years of the biennium over appropriations in the preceding biennium which were subject to State spending reductions for Fiscal Year 1992 of 2.5% of annual Foundation Program appropriations. There were no reductions for the 172 districts with the lowest per pupil tax valuations, and the reductions were in varying amounts with varying effects for the other districts. Foundation payments were excluded from the then Governor's spending reduction order for Fiscal Year 1993.

         Biennial school funding State appropriations from the GRF and Lottery Profits Education Fund (but excluding federal and other special revenue funds) for recent biennia were:


         o 1994-95 - $8.9 billion provided for 2.4% and 4.6% increases, respectively, in State aid in the biennium's two Fiscal Years.

         o 1996-97 - $10.1 billion representing a 13.6% increase over the preceding biennium total.

         o    1998-99 - $11.6 billion (18.3% over the previous biennium).

         o    2000-01 - $13.3 billion (15% over the previous biennium).

         o 2002-03 - $15.2 billion (17% over the previous biennium before the expenditure reductions).


         o 2005-05 - $15.7 billion (3.3% over the previous biennium before the expenditure reductions).

         State appropriations for the purpose made for the 2006-07 biennium are $16.3 billion (3.8% over the previous biennium), representing an increase of 2.0% in Fiscal Year 2006 over 2005 and 1.4% in Fiscal Year 2007 over 2006.

         Those total State 2006-07 biennial appropriations exclude non-GRF and federal appropriations, but include appropriations from the GRF and the lottery profits education fund (LPEF). The amount of lottery profits transferred to the LPEF totaled $635,150,000 in Fiscal Year 2002, $671,352,000 in Fiscal Year 2003, and $648,106,000 in Fiscal Year 2004 and $645,137,000 in Fiscal Year 2005.
Ohio's participation in the multi-state lottery commenced in May 2002. A constitutional provision requires that net lottery profits be paid into LPEF to be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.

         In response to the 1997 Ohio Supreme Court decision holding certain provisions for local school district borrowing unconstitutional, the General Assembly created the school district solvency assistance program. Beginning in Fiscal Year 1999, local school districts in fiscal emergency status as certified by the Auditor of State could apply for an advancement of future year Foundation Program distributions. The amount advanced was then deducted, interest free, from the district's foundation payments over the following two-year period. Six school districts received a total of approximately $12,100,000 in solvency assistance advancements during Fiscal Year 1999, with another six districts receiving a total of approximately $8,657,000 in Fiscal Year 2000. This solvency assistance program was held to be not in compliance with the Constitution by the Supreme Court. In Fiscal Year 2001 four districts received approximately $3,800,000 under a restructured solvency assistance program. The program was further modified in December 2000 to allow districts that experience an unforeseen catastrophic event to apply for a grant. In Fiscal Year 2002, three districts received catastrophic grants totaling $2,569,970 and one district received a solvency advance in the amount of $421,000. In Fiscal Year 2003, three districts received solvency advances in the amount of $8,742,000 and no districts received catastrophic grants.


         Legislation was enacted in 1996 to address school districts in financial straits. It is similar to that for municipal "fiscal emergencies" and "fiscal watch", but is particularly tailored to certain school districts and their then existing or potential fiscal problems. There are currently ten school districts in fiscal emergency status and twelve in fiscal watch status. New legislation has created a third, more preliminary, category of "fiscal caution." A current listing of school districts in each status is on the Internet at http://www.auditor.state.oh.us.


         Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources.


         For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Fifteen municipalities and one township are in "fiscal emergency" status and six municipalities in preliminary "fiscal watch" status.


         At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy of ad valorem property taxes on particular property, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation -- commonly referred to in the context of Ohio local government finance as the "ten-mill limitation."

                  SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN PENNSYLVANIA MUNICIPAL SECURITIES. The following information is a brief summary of factors affecting the economies and financial strengths of the Commonwealth of Pennsylvania, its municipalities and its political subdivisions and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the Commonwealth of Pennsylvania that were available prior to the date of this SAI. The accuracy and completeness of the information contained in such offering statements have not been independently verified.

                  The ability of the issuers of Pennsylvania Municipal Securities to pay the principal and interest on their obligations may be impacted by a variety of factors relating to the economy of Pennsylvania and to the fiscal stability of issuers of Pennsylvania Municipal Securities. The latter may include such matters as the ability of issuers to raise sufficient tax and other revenues to meet their needs, the availability of aid from other governmental bodies, and the burdens that may be imposed on issuers by law or necessity. To the extent that the Fund invests in obligations that are not general obligations of their issuers, payments of principal and interest will depend on all factors affecting the revenue sources from which payments thereon are to be derived. The value of the obligations held by the Fund would be adversely affected not only by any actual inability of their issuers to pay the principal and interest thereon, but also by a public perception that such ability is in doubt. In addition, the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no responsibility on the part of the Commonwealth of Pennsylvania to make payments on such local obligations.

                  Although slower than expected growth resulted in revenue shortfalls in fiscal year 2003, the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) was able to have an unappropriated surplus of $209.3 million as of June 30, 2002 because (1) the Governor limited the amount of expenditures during fiscal year 2003 and (2) a transfer of $300 million to the Budget Stabilization Reserve Fund (an emergency fund of the Commonwealth) was reversed. Through calendar years 2002 and 2003, economic growth in the United States and Pennsylvania was below the projections used to estimate the Commonwealth's fiscal year 2002 and 2003 revenues.

                  The Commonwealth's economy historically has been dependent upon heavy industry, but has diversified recently into various services, particularly into medical and health services, education and financial services. Agricultural industries continue to be an important part of the economy, including not only the production of diversified food and livestock products, but substantial economic activity in agribusiness and food-related industries. Service industries currently employ the greatest share of nonagricultural workers, followed by the categories of trade and manufacturing. Future economic difficulties in any of these industries could have an adverse impact on the finances of the Commonwealth or its municipalities and could adversely affect the market value of the Fund.

                  Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including, as of May 20, 2003, suits relating to the following matters: (i) In 1987, the Pennsylvania Supreme Court held the statutory scheme for county funding of the judicial system to be in conflict with the Pennsylvania Constitution, but it stayed its judgment to permit enactment by the legislature of funding legislation consistent with the opinion. The Court appointed a special master to submit a plan for implementation, and the special master recommended a four-phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. Phase 1, involving the transfer of approximately 165 county-level court administrators, was implemented in legislation enacted in 1999. The remainder of the recommendation for later phases remains pending before the Supreme Court of Pennsylvania. (ii) In March 1998, certain Philadelphia residents, the School District of Philadelphia and others brought suit in the United States District Court for the Eastern District of Pennsylvania against the Governor, the Secretary of Education and others alleging that the Commonwealth's system for funding public schools has the effect of discriminating on the basis of race and violates Title VI of the Civil Rights Act of 1964. The district court dismissed the complaint, but in August 1999 the Third Circuit Court of Appeals reversed and remanded for further proceedings. On June 23, 2000, by agreement of the parties, the district court stayed all proceedings and placed the case in civil suspense. The U.S. Supreme Court and the U.S. Court of Appeals for the Third Circuit have decided other cases that imply that the claims now presented by the plaintiffs cannot proceed as pled. However, no party has taken action to lift the stay. Based on statements made in 2001, the defendants anticipate that one or more of the plaintiffs may seek to amend the complaint in an effort to state a claim for intentional discrimination under Title VI of the Civil Rights Act.(iii) PPG Industries has challenged the constitutionality of the manufacturing exemption from the capital stock/franchise tax insofar as it limits the exemption for headquarters property and payroll only to headquarters property and payroll attributable to manufacturing in Pennsylvania. On November 30, 2001, the Pennsylvania Supreme Court held that this limitation discriminates against interstate commerce and ordered the limitation to be eliminated from the capital stock/franchise tax. The Court also directed that the Commonwealth provide a retrospective remedy to taxpayers to include (1) refunds for taxpayers who suffered the discrimination, (2) additional assessments against taxpayers who benefited from the unlawful limitation, or (3) some combination of the two, provided that the remedy does not discriminate against interstate commerce. The General Assembly has enacted legislation that presumptively cures the constitutional problem beginning after January 1, 1999. Such legislation has no effect on the years involved in the litigation. PPG filed a petition for reconsideration that was denied on February 1, 2002. The retrospective remedy announced by the Commonwealth on April 29, 2002, appears to be revenue neutral for in-state manufacturers. However, out-of-state manufacturers have appealed, and those appeals remain pending. (iv) Unisys Corporation has challenged the three-factor apportionment formula used for the apportionment of capital stock value in the Pennsylvania franchise tax. In a decision issued in March 1999, the Commonwealth Court held for the taxpayer on statutory grounds, but denied its constitutional claims. Both the Commonwealth and the taxpayer appealed to the Pennsylvania Supreme Court, which held oral argument in December 2000. On October 25, 2002, the court issued a decision reversing the holding of the
Commonwealth Court and upholding the Commonwealth's statutory appointment formula. Unisys filed a petition for certiorari to the U.S. Supreme Court, which was denied. This decision has very limited applicability to the numerous cases pending which raise the identical issue and which collectively involve undetermined but significant dollars. (v) Twenty or more insurance companies have challenged the Department of Revenue's application of portions of the Life and Health Guarantee Association Act of 1982. The Act establishes a funding mechanism to fulfill defaulted obligations under life and health insurance policies and annuity contracts to insured Pennsylvania residents. Insurance companies are assessed to provide the funds due to Pennsylvania residents insured from other insurance companies that have become insolvent or are otherwise in default. A provision in the Act allows the assessed insurance companies to claim a credit for these assessments against their Pennsylvania gross premium tax liability. Life and health insurance premiums have always been subject to the premium tax and there is no dispute that companies may claim credit for life and health assessments. Annuity considerations, however, were taxed for approximately a three-year period, 1992-1995. Some annuity considerations were subject to tax, others were not. The Department of Revenue ultimately decided to allow credits for assessments paid on taxable annuity considerations, but not for assessments paid on non-taxable annuities. The insurance companies want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward. Settlement negotiations continue and the matter is also being prepared for litigation. Estimates of refund potential range from $50 million to $300 million.

                  The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist the City of Philadelphia in remedying its fiscal emergencies. PICA has issued specialty revenue bonds on behalf of the City of Philadelphia to cover budget shortfalls, to eliminate projected deficits and to fund capital spending. PICA also makes factual findings and recommendations to the City concerning its budgetary and fiscal affairs. The City is currently operating under a five year plan approved by PICA in 2002. PICA's power to issue further bonds to finance capital projects expired on December 31, 1994. PICA's authority to issue bonds to finance cash flow deficits expired on December 31, 1995, but its authority to refund existing debt will not expire. PICA had approximately $840.6 million in specialty revenue bonds outstanding as of June 30, 2002.

                  Although there can be no assurance that such conditions will continue, the Commonwealth's general obligation bonds are currently rated AA with stable outlook by S&P, Aa2 by Moody's and AAA by Fitch Ratings and Philadelphia's and Pittsburgh's general obligation bonds are currently rated BBB with stable outlook and BB with positive outlook, respectively, by S&P, Baa1 and Ba1, respectively, by Moody's and AAA and BB, respectively by Fitch Ratings.

OTHER TAX-EXEMPT INSTRUMENTS

                  Investments by the Tax-Free Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund in tax-exempt commercial paper will be limited to investments in obligations which are rated at least A-2 or SP-2 by S&P, F2 by Fitch or Prime-2, MIG-2 or VMIG-2 by Moody's at the time of investment or which are of equivalent quality as determined by the Adviser. Investments in floating rate instruments will normally involve industrial development or revenue bonds which provide that the investing Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. A Fund must use the shorter of the period required before it is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the opinion of the Adviser be equivalent to the commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. Other types of tax-exempt instruments may also be purchased as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

PORTFOLIO TURNOVER


                  The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes U.S. government securities and all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Trust to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making decisions.

                  The International Equity, Large Cap Core Equity, Large Cap Growth, Mid Cap Growth, Small Cap Growth, Small Cap Value, Balanced Allocation, Bond, Government Mortgage, Intermediate Bond, Limited Maturity Bond, Total Return Advantage and Ultra Short Bond Funds utilize an active trading approach, which results in frequent purchases and sales of portfolio securities. Consequently, the portfolio turnover rates for the International Equity, Mid Cap Growth, Small Cap Growth, Balanced Allocation, Bond, Government Mortgage, Intermediate Bond, Limited Maturity Bond, Total Return Advantage and Ultra Short Bond Funds during the last two fiscal years have been high. High portfolio turnover may result in increased taxable gains to shareholders (see "Additional Information Concerning Taxes" below) and higher expenses and other transaction costs, which are ultimately borne by a Fund's shareholders. The High Yield Bond and Strategic Income Bond Funds had not commenced operations as of the date of this SAI and, consequently, have no portfolio turnover history.


                             INVESTMENT LIMITATIONS


                  Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous").


                  No Fund may:

                  1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

         (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments;

         (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;

         (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

         (d) personal credit and business credit businesses will be considered separate industries.

                  2. Make loans, except that a Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

                  3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

                  4. Purchase or sell real estate, except that a Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

                  5. Invest in commodities, except that as consistent with its investment objective and policies a Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation, those relating to indices; (b) purchase and sell options on futures contracts or indices; (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, "commodities" includes commodity contracts.

                  6. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

                  Each of the Equity Funds, the Fixed Income Funds, the Balanced Allocation Fund and the Intermediate Tax Exempt Bond Fund may not:

                  7. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or, in the case of the International Equity Fund, securities issued or guaranteed by any foreign government, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

                  With respect to investment limitation No. 3 above, the 1940 Act prohibits a Fund from issuing senior securities, except that a Fund may borrow from banks, and may mortgage, pledge or hypothecate its assets in connection with such borrowings, provided that immediately after any such borrowing the Fund has 300% asset coverage for all borrowings. Should a Fund's asset average fall below the required 300%, within three days thereafter (not including Sundays and holidays) the Fund must reduce the amount of its borrowings to an extent that the asset coverage will be at least 300%.

                  Investment limitation No. 7 above does not apply to the Money Market Funds which are instead subject to the portfolio diversification requirements imposed by Rule 2a-7 under the 1940 Act.

                  For purposes of the above investment limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, a security is considered to be issued by such nongovernmental user.

                  Except for the Funds' policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

                  In   addition,   the  Funds  are  subject  to  the   following
non-fundamental   limitations,   which  may  be  changed  without  the  vote  of
shareholders:

                  No Fund may:

                  1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act (including by order of the SEC), including that each of the Aggressive Allocation and Conservative Allocation Funds, in operating as funds of funds, as permitted by the 1940 Act, may invest its total assets in securities of investment companies in the Allegiant group of investment companies.

                  2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with the Fund's investment objective and policies for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.


                  3.  Purchase   securities  on  margin,  make  short  sales  of
securities or maintain a short position, except that, as consistent with a Fund's investment objective and policies, (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (c) a Fund may make short sales against-the-box (defined as the extent to which a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short), and (d) the S&P 500 Index Fund can otherwise engage in short sales that are covered in accordance with the guidelines of the SEC and its staff.


                  4. Purchase securities of companies for the purpose of exercising control.

                  5. Invest more than 15% (10% in the case of the Money Market Funds) of its net assets in illiquid securities.

                  6. Purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its total assets. Securities held in escrow or in separate accounts in connection with a Fund's investment practices described in its Prospectuses or SAI are not deemed to be pledged for purposes of this limitation.

                  With respect to investment limitation No. 1 above, see "Securities of Other Investment Companies" above for the limitations applicable to each Fund's investments in other investment companies. With respect to investment limitation No. 3(c) and (d), see "Short Sales" above.


                  The Funds do not intend to acquire securities issued by the Adviser, Distributor (as defined in "Additional Purchases and Redemption Information") or their affiliates.


                                 NET ASSET VALUE

VALUATION OF THE MONEY MARKET FUNDS

                  The Trust uses the amortized cost method to value shares in the Money Market Funds. Pursuant to this method, a security is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations, or by fair value as determined in accordance with procedures adopted by the Board of Trustees. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price each respective Fund would receive if it sold the security. The value of the portfolio securities held by each respective Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized.


                  Each Money Market Fund invests only in high quality short-term
instruments  and  maintains  a  dollar-weighted   average   portfolio   maturity
appropriate to its objective of maintaining a stable NAV per share, provided that a Fund will neither purchase any security deemed to have a remaining maturity of more than 397 calendar days within the meaning of the 1940 Act nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Trust's Board of Trustees has established procedures pursuant to rules promulgated by the SEC, that are intended to help stabilize the NAV per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the NAV per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a NAV per share determined by using available market quotations.

VALUATION OF DEBT SECURITIES

                  Assets of the Funds (other than the Money Market Funds) invested in debt securities are valued by an independent pricing service ("Service") approved by the Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

VALUATION OF EQUITY SECURITIES

                  In determining market value for equity securities, the assets of the Funds which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are valued at the official closing price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices.

VALUATION OF FOREIGN SECURITIES

                  Portfolio securities which are primarily traded on foreign securities exchanges are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Such securities are generally valued at the preceding closing values of such securities on their respective exchanges.

                  A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the prevailing market rate on the day of valuation.

                  Certain foreign securities may be traded on foreign exchanges or over-the-counter markets on days on which a Fund's NAV is not calculated. In such cases, the NAV of a Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.


VALUATION OF THE AGGRESSIVE ALLOCATION AND CONSERVATIVE ALLOCATION FUNDS AND SHARES OF OTHER MUTUAL FUNDS


                  Investments by any Fund in any mutual fund (including investments in Underlying Allegiant Funds by the Aggressive Allocation Fund and Conservative Allocation Fund) are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.


OTHER


                  Securities  for  which  market   quotations  are  not  readily
available are valued at fair value using methods determined by or under the supervision of the Board of Trustees. A Fund may also use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by a Service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The Service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate the NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.


                  An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  Shares in the Funds are sold on a continuous basis by Professional Funds Distributor, LLC (the "Distributor"), which has agreed to use appropriate efforts to solicit all purchase orders. The issuance of shares is recorded on the books of the Trust. To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to an investor's financial institution at its principal office or directly to the Trust at P.O. Box 8421, Boston, MA 02266-8421. Such requests must be signed by each shareholder, with each signature guaranteed by a U.S. commercial bank or trust company or by a member firm of a national securities exchange. Guarantees must be signed by an authorized signatory and "Signature Guaranteed" must appear with the signature. An investor's financial institution may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

                  The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.


                  Payment for shares of a Fund may, in the discretion of the Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.


                  The Trust normally pays redemption proceeds in cash but reserves the right to make redemptions in-kind. A shareholder receiving an in-kind redemption would likely have to pay transaction costs to sell the distributed securities and may be subject to capital gains taxes as well.


                  The applicable Prospectuses describe the risks to the Fund of excessive trading in Fund shares (sometimes referred to as market timing) and the Fund's procedures to limit this activity. These risks include possible dilution in the value of Fund shares held by long-term shareholders and the risk of time-zone arbitrage for Funds that invest in securities that trade on foreign markets. Time-zone arbitrage might work as follows: A market timer may purchase shares of a Fund that invests in overseas markets based on events occurring after foreign market closing prices are established, but before the Fund's NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would redeem the Fund's shares the next day when the Fund's share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Fund shareholders.


                  As described in the applicable Prospectuses, Class I Shares of the Funds are sold to financial institutions investing for their own or their customers' accounts at their NAV without a sales charge. Class A Shares of the non-money market funds are sold to individuals, corporate investors and retirement plans at the public offering price based on a Fund's NAV plus a front-end load or sales charge as described in the Prospectuses for Class A, Class B and Class C Shares. Class B Shares of the Money Market Fund and Tax Exempt Money Market Fund are available to the holders of Class B Shares of another Fund who wish to exchange their Class B Shares of such other Fund for Class B Shares of the Money Market Fund or Tax Exempt Money Market Fund. Class B Shares of the Money Market Fund and Tax-Exempt Money Market Fund may also be purchased through the Systematic Exchange Program as described in the applicable Prospectus. Class B Shares of the non-money market funds are sold to individuals, corporate investors and retirement plans at NAV but are subject to a contingent deferred sales charge which is payable upon redemption of such shares as described in the Prospectuses for Class A, Class B and Class C Shares. Class C Shares of the Money Market Fund are available to the holders of Class C Shares of another Fund who wish to exchange their Class C Shares of another Fund for Class C Shares of the Money Market Fund. Class C Shares of the Money Market Fund may also be purchased through the Systematic Exchange Program as described in the applicable Prospectus. Class C Shares of the Money Market Fund are also available for purchase by retirement plans. Class C Shares of the non-money market funds are sold to individuals, corporate investors and retirement plans at NAV but are subject to a 1.00% contingent deferred sales charge which is payable upon redemption of such shares within the first eighteen months after purchase, as described in the Prospectuses for Class A, Class B and Class C Shares. Class R Shares of the Funds are generally sold to investors through tax-advantaged investments, including qualified retirement plans (such as 401(k) plans), individual retirement accounts, and tax-advantaged non-retirement accounts (such as Coverdell Education Savings Accounts). Class R Shares may also be available to certain institutional investors (such as charitable or endowment funds) and certain non-qualified retirement plans. Class R Shares are sold at the public offering price based on a Fund's NAV and are subject to a .75% contingent deferred sales charge which is payable upon redemption of such shares within the first eighteen months after purchases as described in the Prospectus for class R Shares. There is no sales load or contingent deferred sales charge imposed for shares acquired through the reinvestment of dividends or distributions on such shares.

                  The Trust has authorized one or more brokers to receive purchase and redemption orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or the broker's authorized designee receives the order. Orders will be priced at the NAV next computed after they are received by an authorized broker or the broker's authorized designee and accepted by a Fund.


                  The Adviser or its affiliates will pay finder's fees to dealers on new investments in Class A Shares as follows:

                  EQUITY FUNDS (OTHER THAN THE S&P 500 INDEX FUND) AND ASSET ALLOCATION FUNDS:
                  1.00% on amounts between $1 million and $5 million; plus 0.50% on amounts between $5 million and $10 million; plus
                  0.25% on amounts over $10 million

                  FIXED INCOME FUNDS, TAX-FREE BOND FUNDS AND THE  S&P 500 INDEX
                  FUND:
                  0.50% on amounts between $1 million and $5 million; plus
                  0.25% on amounts over $5 million


                  From time to time, shares may be offered as an award in promotions sponsored by the Distributor or other parties. The Distributor or a third party will purchase shares awarded in such promotions at NAV. The promotions may be limited to certain classes of shareholders such as the employees of the Adviser or its affiliates. As stated in the applicable Prospectuses, the Distributor may institute certain promotional incentive programs for dealers. Such incentive programs may include cash incentive programs specific to NatCity Investments, Inc. under which NatCity Investments, Inc. or its associated persons may receive cash incentives in connection with the sale of the Funds. The Adviser compensates its affiliate, NatCity Investments, Inc. from 0.10% to 0.20% of the average daily net assets of (1) the Class I Shares for institutional clients investing in any Allegiant Money Market Fund being serviced by NatCity Investments, Inc. and (2) the Class A Shares for those NatCity Investments, Inc. customers using any Allegiant Money Market Fund as a sweep vehicle for uninvested cash in their brokerage accounts.

                  For  the  last  three  fiscal  years,   sales  loads  paid  by
shareholders of Class A Shares were as follows:


FUND                                              2005      2004       2003
----                                              ----      ----       ----
International Equity Fund.......................$______   $ 18,980   $128,879
Large Cap Core Equity Fund......................$______   $155,862   $ 22,399
Large Cap Growth Fund...........................$______   $264,829   $ 91,854
Large Cap Value Fund............................$______   $227,357   $ 73,122
Mid Cap Growth Fund.............................$______   $ 68,221   $ 28,378
Mid Cap Value Fund..............................$______   $164,878   $ 31,189(1)
S&P 500 Index Fund..............................$______   $ 18,081   $ 36,366
Small Cap Core Fund.............................$______   $ 252(2)   *
Small Cap Growth Fund...........................$______   $131,962   $ 24,015
Small Cap Value Fund............................$______   $328,269   $827,924
Aggressive Allocation Fund......................$______   $ 16,746   $  8,033
Balanced Allocation Fund........................$______   $ 71,568   $ 42,585
Conservative Allocation Fund....................$______   $  9,800   $  5,354
Bond Fund.......................................$______   $ 16,615   $ 44,850
Government Mortgage Fund........................$______   $109,720   $113,451
High Yield Bond Fund............................*         *          *
Intermediate Bond Fund..........................$______   $224,181   $116,751
Limited Maturity Bond Fund......................$______   $ 19,194   $ 34,913
Strategic Income Bond Fund......................*         *          *
Total Return Advantage Fund.....................$______   $ 34,087   $ 30,198
Ultra Short Bond Fund...........................$______   $ 26,376   $    268(3)
Intermediate Tax Exempt Bond Fund...............$______   $ 22,316   $ 24,998
Michigan Intermediate Municipal Bond Fund.......$______   $ 11,191   $ 14,804
Ohio Intermediate Tax Exempt Bond Fund..........$______   $ 47,897   $117,016
Pennsylvania Intermediate Municipal Bond Fund...$______   $  6,053   $  3,937


*  Not in operation during the period.
(1) For the period July 1, 2002  (commencement of operations) to May 31, 2003.
(2) For the period April 2, 2004 (commencement of operations) to May 31, 2004.
(3) For the period January 6, 2003 (commencement of operations) to May 31, 2003.

                  For the last three fiscal years, contingent deferred sales charges paid by Class B shareholders on redemptions of Class B Shares were as follows:


FUND                                             2005      2004        2003
----                                             ----      ----        ----
International Equity Fund.......................$______   $ 2,520    $ 5,222
Large Cap Core Equity Fund......................$______   $ 4,960    $ 4,632
Large Cap Growth Fund...........................$______   $18,605    $ 7,436
Large Cap Value Fund............................$______   $15,594    $ 8,268
Mid Cap Growth Fund.............................$______   $ 2,196    $ 1,932
Mid Cap Value Fund..............................$______   $ 4,933(1) *
S&P 500 Index Fund..............................$______   $ 8,367    $ 2,891
Small Cap Core Fund.............................$______   $     0(2) *
Small Cap Growth Fund...........................$______   $ 6,020    $ 4,517
Small Cap Value Fund............................$______   $40,138    $43,309
Aggressive Allocation Fund......................$______   $ 6,611    $   787
Balanced Allocation Fund........................$______   $16,848    $13,524
Conservative Allocation Fund....................$______   $ 3,126    $ 2,026
Bond Fund.......................................$______   $ 4,672    $ 5,568
Government Mortgage Fund........................$______   $22,370    $10,035
High Yield Bond Fund............................*______   *          *
Intermediate Bond Fund..........................$______   $35,841    $ 3,959
Limited Maturity Bond Fund......................$______   $12,944    $12,807
Strategic Income Bond Fund......................*______   *          *
Total Return Advantage Fund.....................$______   $ 6,447    $ 1,680
Ultra Short Bond Fund...........................$______   $_____     $_____
Intermediate Tax Exempt Bond Fund...............$______   $   353    $ 1,940
Michigan Intermediate Municipal Bond Fund.......$______   $ 4,595    $   704
Ohio Intermediate Tax Exempt Bond Fund..........$______   $ 2,058    $     0
Pennsylvania Intermediate Municipal Bond Fund...$______   $     0    $ 1,564
Money Market Fund...............................$______   $     0    $ 7,708
Tax Exempt Money Market.........................

*   Not in operation during the period.
(1) For the period June 2, 2003  (commencement  of  operations) to May 31, 2004.
(2) For the period April 2, 2004 (commencement of operations) to May 31, 2004.


                  For the last three fiscal years, contingent deferred sales charges paid by Class C shareholders on redemptions of Class C Shares were as follows:



FUND                                              2005      2004          2003
----                                              ----      ----          ----
International Equity Fund.......................$______   $ 2,900      $   76
Large Cap Core Equity Fund......................$______   $ 1,203      $  463
Large Cap Growth Fund...........................$______   $    89      $  244
Large Cap Value Fund............................$______   $   921      $  156
Mid Cap Growth Fund.............................$______   $    12      $   46
Mid Cap Value Fund..............................$______   $     0(1)   *
S&P 500 Index Fund..............................$______   $   342      $   46
Small Cap Core Fund                             $______   $     0(2)   *
Small Cap Growth Fund...........................$______   $ 1,183      $   33
Small Cap Value Fund............................$______   $12,361      $7,245
Aggressive Allocation Fund......................$______   $    99      $  286
Balanced Allocation Fund........................$______   $   317      $1,132
Conservative Allocation Fund....................$______   $   493      $  719
Bond Fund.......................................$______   $    91      $  325
Government Mortgage Fund........................$______   $ 1,886      $2,088
High Yield Bond Fund............................$______   *            *
Intermediate Bond Fund..........................$______   $ 2,948      $  642
Limited Maturity Bond Fund......................$______   $ 5,442      $2,134
Strategic Income Bond Fund......................$______   *            *
Total Return Advantage Fund.....................$______   $ 1,141      $    0
Ultra Short Bond Fund...........................$______   $     0      $    0
Intermediate Tax Exempt Bond Fund...............$______   $ 1,009      $    0
Michigan Intermediate Municipal Bond Fund.......$______   $     0      $    0
Ohio Intermediate Tax Exempt Bond Fund..........$______   $   710      $  884
Pennsylvania Intermediate Municipal Bond Fund...$______   $    14      $    0
Money Market Fund...............................$______   $     0      $1,045

*   Not in operation during the period.
(1) For the period June 2, 2003  (commencement  of  operations)  through May 31,
    2004.
(2) For the period April 2, 2004 (commencement of operations) through May 31, 2004.

                  For the last two fiscal years, contingent deferred sales charges paid by Class R shareholders on redemptions of Class R Shares were as follows:

FUND                                                       2005     2004
----                                                       ----     ----
International Equity Fund...................................$       $__(1)
Large Cap Core Equity Fund..................................$       $__(1)
Large Cap Growth Fund.......................................$       $__(1)
Large Cap Value Fund........................................$       $__(1)
Mid Cap Growth Fund.........................................*       *
Mid Cap Value Fund..........................................$       $__(1)
S & P 500 Index Fund........................................$       $__(1)
Small Cap Core Fund.........................................*       *
Small Cap Growth Fund.......................................$       $__(1)
Small Cap Value Fund........................................*       *
Aggressive Allocation Fund..................................*       *
Balanced Allocation Fund....................................*       *
Conservative Allocation Fund................................*       *
Bond Fund...................................................*       *
Government Mortgage Fund....................................$       $__(1)
High Yield Bond Fund........................................$       $
Intermediate Bond Fund......................................*       *
Limited Maturity Bond Fund..................................$       $__(1)
Strategic Income Bond Fund..................................*       *
Total Return Advantage Fund.................................$       $__(1)
Ultra Short Bond Fund.......................................*       *
Money Market Fund...........................................*       *

*   Not in operation during the period.
(1) For the period July 31, 2003 (commencement of operations) through May 31, 2004.

                  Automatic investment programs such as the Planned Investment Program ("Program") described in the Prospectuses permit an investor to use "dollar cost averaging" in making investments. Under this Program, an agreed upon fixed dollar amount is invested in Fund shares at predetermined intervals. This may help investors to reduce their average cost per share because the Program results in more shares being purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that dollar cost averaging results in purchases of shares regardless of their price on the day of investment or market trends and does not ensure a profit, protect against losses in a declining market, or prevent a loss if an investor ultimately redeems his or her shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels. From time to time, in advertisements, sales literature, communications to shareholders and other materials, the Trust may illustrate the effects of dollar cost averaging through use of or comparison to an index such as the S&P 500 Index or Lehman Intermediate Government Index.

OFFERING PRICE PER CLASS A SHARE OF THE FUND

                  An illustration of the computation of the offering price per Class A Share of the Funds, based on the value of each Fund's net assets and number of outstanding shares on May 31, 2005 is as follows:

                                                            INTERNATIONAL                LARGE CAP CORE
                                                              EQUITY FUND                   EQUITY FUND
Net Assets of A Shares                                           $_______                    $_________
Outstanding A Shares                                             ________                      ________
Net Asset Value Per Share                                        $_______                        $_____
Sales Charge, 5.50% of offering price                              $_____                         $____
Offering Price to Public                                           $_____                        $_____


                                                                LARGE CAP
                                                               GROWTH FUND
Net Assets of A Shares                                          $________
Outstanding A Shares                                             ________
Net Asset Value Per Share                                           $____
Sales Charge, 5.50% of offering price                                $___
Offering Price to Public                                            $____


                                                                LARGE CAP                       MID CAP
                                                                VALUE FUND                    GROWTH FUND
Net Assets of A Shares                                           $_______                     $_________
Outstanding A Shares                                             ________                        _______
Net Asset Value Per Share                                          $_____                          $____
Sales Charge, 5.50% of offering price                               $____                          $____
Offering Price to Public                                            $____                          $____

                                                                  MID CAP                        SMALL CAP
                                                                VALUE FUND                       CORE FUND
Net Assets of A Shares                                          $_________                        $______
Outstanding A Shares                                                ______                          _____
Net Asset Value Per Share                                            $____                         $_____
Sales Charge, 5.50% of offering price                                $____                          $____
Offering Price to Public                                             $____                          $____

                                                               SMALL CAP                      SMALL CAP
                                                              GROWTH FUND                    VALUE FUND
Net Assets of A Shares                                         $_________                      $________
Outstanding A Shares                                               ______                       ________
Net Asset Value Per Share                                           $____                          $____
Sales Charge, 5.50% of offering price                               $____                          $____
Offering Price to Public                                            $____                          $____


                                                                 S&P 500
                                                               INDEX FUND
Net Assets of A Shares                                         $_________
Outstanding A Shares                                            _________
Net Asset Value Per Share                                       $________
Sales Charge 2.50% of Offering Price                                $____
Offering Price to Public                                            $____

                                                                AGGRESSIVE                     BALANCED
                                                             ALLOCATION FUND              ALLOCATION FUND
Net Assets of A Shares                                         $_________                    $_________
Outstanding A Shares                                              _______                       _______
Net Asset Value Per Share                                            $___                         $____
Sales Charge, 4.75% of offering price                                $___                         $____
Offering Price to Public                                            $____                         $____

                                                             CONSERVATIVE
                                                            ALLOCATION FUND
Net Assets of A Shares                                        $__________
Outstanding A Shares                                              _______
Net Asset Value Per Share                                          $_____
Sales Charge, 4.75% of offering price                              $_____
Offering Price to Public                                            $____

                                                               BOND FUND               GOVERNMENT MORTGAGE FUND
Net Assets of A Shares                                        $__________                     $______
Outstanding A Shares                                             ________                      ______
Net Asset Value Per Share                                           $____                       $____
Sales Charge 4.50% of Offering Price                                $____                       $____
Offering Price to Public                                             $___                       $____

                                                                                             TOTAL RETURN
                                                          INTERMEDIATE BOND FUND            ADVANTAGE FUND
Net Assets of A Shares                                        $__________                         $______
Outstanding A Shares                                             ________                          ______
Net Asset Value Per Share                                          $_____                          $_____
Sales Charge 4.50% of Offering Price                               $_____                           _____
Offering Price to Public                                           $_____                          $_____

                                                          LIMITED MATURITY
                                                             BOND FUND
Net Assets of A Shares                                         $_________
Outstanding A Shares                                              _______
Net Asset Value Per Share                                         $______
Sales Charge 2.00% of Offering Price                                $____
Offering Price to Public                                            $____

                                                             ULTRA SHORT
                                                              BOND FUND
Net Assets of A Shares                                          $________
Outstanding A Shares                                              _______
Net Asset Value Per Share                                           $____
Sales Charge 1.00% of Offering Price                                $____
Offering Price to Public                                            $____

                                                       INTERMEDIATE TAX EXEMPT           MICHIGAN INTERMEDIATE
                                                              BOND FUND                   MUNICIPAL BOND FUND
Net Assets of A shares                                         $_________                      $________
Outstanding A shares                                             ________                        _______
Net Asset Value Per Share                                          $_____                          $____
Sales Charge, 3.00% of offering price                               $____                          $____
Offering Price to Public                                            $____                          $____

                                                       OHIO INTERMEDIATE TAX EXEMPT      PENNSYLVANIA INTERMEDIATE
                                                                BOND FUND                  MUNICIPAL BOND FUND
Net Assets of A Shares                                          $________                      $________
Outstanding A Shares                                               ______                         ______
Net Asset Value Per Share                                          $_____                         $_____
Sales Charge 3.00% of Offering Price                                $____                          $____
Offering Price to Public                                            $____                          $____

An illustration of the computation of the offering price per Class A share of the High Yield Bond Fund, based on the estimated value of the net assets and number of outstanding shares on the commencement dates, are as follows:

                                                                   HIGH YIELD
                                                                   BOND FUND
Net Assets of A Shares                                               $___
Outstanding A Shares                                                   __
Net Asset Value Per Share                                           $____
Sales Charge, 4.50% of offering price                                $___
Offering Price to Public                                             $___

An illustration of the computation of the offering price per Class A share of the Strategic Income Bond Fund, based on the estimated value of the net assets and number of outstanding shares on the commencement dates, is as follows:

                                                            STRATEGIC
                                                         INCOME BOND FUND
Net Assets of A Shares                                       $____
Outstanding A Shares                                         $____
Net Asset Value Per Share                                    $____
Sales Charge, 4.75% of offering price                        $____
Offering Price to Public                                     $____


EXCHANGE PRIVILEGE


                  Investors may exchange all or part of their Class A Shares, Class B Shares, Class C Shares or Class R Shares as described in the applicable Prospectuses. Any rights an investor may have (or have waived) to reduce the sales load applicable to an exchange, as may be provided in a Prospectus, will apply in connection with any such exchange. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.


                  By use of the exchange privilege, the investor authorizes the Transfer Agent's financial institution or his or her financial institution to act on telephonic, website or written instructions from any person representing himself or herself to be the shareholder and believed by the Transfer Agent or the financial institution to be genuine. The investor or his or her financial institution must notify the Transfer Agent of his or her prior ownership of Class A Shares, Class B Shares, Class C Shares or Class R shares and the account number. The Transfer Agent's records of such instructions are binding.

                              DESCRIPTION OF SHARES

                  The  Trust is a  Massachusetts  business  trust.  The  Trust's
Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of the classes or series of shares set forth in the Prospectuses, including classes or series which represent interests in the Funds as follows, and as further described in this SAI and the related Prospectuses:

International Equity Fund
         Class U                                              Class I Shares
         Class U - Special Series 1                           Class A Shares
         Class U - Special Series 2                           Class B Shares
         Class U - Special Series 3                           Class C Shares
         Class U - Special Series 5                           Class R Shares
Large Cap Core Equity Fund
         Class W                                              Class I Shares
         Class W - Special Series 1                           Class A Shares
         Class W - Special Series 2                           Class B Shares
         Class W - Special Series 3                           Class C Shares
         Class W - Special Series 5                           Class R Shares
Large Cap Growth Fund
         Class H                                              Class I Shares
         Class H - Special Series 1                           Class A Shares
         Class H - Special Series 2                           Class B Shares
         Class H - Special Series 3                           Class C Shares
         Class H - Special Series 5                           Class R Shares
Large Cap Value Fund
         Class M                                              Class I Shares
         Class M - Special Series 1                           Class A Shares
         Class M - Special Series 2                           Class B Shares
         Class M - Special Series 3                           Class C Shares
         Class M - Special Series 5                           Class R Shares
Mid Cap Growth Fund
         Class GG                                             Class I Shares
         Class GG - Special Series 1                          Class A Shares
         Class GG - Special Series 2                          Class B Shares
         Class GG - Special Series 3                          Class C Shares
         Class GG - Special Series 5                          Class R Shares

Mid Cap Value Fund
         Class PP                                             Class I Shares
         Class PP - Special Series 1                          Class A Shares
         Class PP - Special Series 2                          Class B Shares
         Class PP - Special Series 3                          Class C Shares
         Class PP - Special Series 5                          Class R Shares
S&P 500 Index Fund
         Class V                                              Class I Shares
         Class V - Special Series 1                           Class A Shares
         Class V - Special Series 2                           Class B Shares
         Class V - Special Series 3                           Class C Shares
         Class V - Special Series 5                           Class R Shares
Small Cap Core Fund
         Class EEE                                            Class I Shares
         Class EEE - Special Series 1                         Class A Shares
         Class EEE - Special Series 2                         Class B Shares
         Class EEE - Special Series 3                         Class C Shares
         Class EEE - Special Series 5                         Class R Shares
Small Cap Growth Fund
         Class X                                              Class I Shares
         Class X - Special Series 1                           Class A Shares
         Class X - Special Series 2                           Class B Shares
         Class X - Special Series 3                           Class C Shares
         Class X - Special Series 5                           Class R Shares
Small Cap Value Fund
         Class N                                              Class I Shares
         Class N - Special Series 1                           Class A Shares
         Class N - Special Series 2                           Class B Shares
         Class N - Special Series 3                           Class C Shares
         Class N - Special Series 5                           Class R Shares
Aggressive Allocation Fund
         Class NN                                             Class I Shares
         Class NN - Special Series 1                          Class A Shares
         Class NN - Special Series 2                          Class B Shares
         Class NN - Special Series 3                          Class C Shares
         Class NN - Special Series 5                          Class R Shares
Balanced Allocation Fund
         Class AA                                             Class I Shares
         Class AA - Special Series 1                          Class A Shares
         Class AA - Special Series 2                          Class B Shares
         Class AA - Special Series 3                          Class C Shares
         Class AA - Special Series 5                          Class R Shares
Conservative Allocation Fund
         Class OO                                             Class I Shares
         Class OO - Special Series 1                          Class A Shares
         Class OO - Special Series 2                          Class B Shares
         Class OO - Special Series 3                          Class C Shares
         Class OO - Special Series 5                          Class R Shares

Bond Fund
         Class R                                              Class I Shares
         Class R - Special Series 1                           Class A Shares
         Class R - Special Series 2                           Class B Shares
         Class R - Special Series 3                           Class C Shares
         Class R - Special Series 5                           Class R Shares
Government Mortgage Fund
         Class DD                                             Class I Shares
         Class DD - Special Series 1                          Class A Shares
         Class DD - Special Series 2                          Class B Shares
         Class DD - Special Series 3                          Class C Shares
         Class DD - Special Series 5                          Class R Shares
High Yield Bond Fund
         Class QQ                                             Class I Shares
         Class QQ - Special Series 1                          Class A Shares
         Class QQ - Special Series 2                          Class B Shares
         Class QQ - Special Series 3                          Class C Shares
         Class QQ - Special Series 5                          Class R Shares
Intermediate Bond Fund
         Class I                                              Class I Shares
         Class I - Special Series 1                           Class A Shares
         Class I - Special Series 2                           Class B Shares
         Class I - Special Series 3                           Class C Shares
         Class I - Special Series 5                           Class R Shares
Limited Maturity Bond Fund
         Class O                                              Class I Shares
         Class O - Special Series 1                           Class A Shares
         Class O - Special Series 2                           Class B Shares
         Class O - Special Series 3                           Class C Shares
         Class O - Special Series 5                           Class R Shares
Strategic Income Bond Fund
         Class MM                                             Class I Shares
         Class MM - Special Series 1                          Class A Shares
         Class MM - Special Series 2                          Class B Shares
         Class MM - Special Series 3                          Class C Shares
         Class MM - Special Series 5                          Class R Shares
Total Return Advantage Fund
         Class P                                              Class I Shares
         Class P - Special Series 1                           Class A Shares
         Class P - Special Series 2                           Class B Shares
         Class P - Special Series 3                           Class C Shares
         Class P - Special Series 5                           Class R Shares

Ultra Short Bond Fund
         Class SS                                             Class I Shares
         Class SS - Special Series 1                          Class A Shares
         Class SS - Special Series 2                          Class B Shares
         Class SS - Special Series 3                          Class C Shares
         Class SS - Special Series 5                          Class R Shares
Intermediate Tax Exempt Bond Fund
         Class L                                              Class I Shares
         Class L - Special Series 1                           Class A Shares
         Class L - Special Series 2                           Class B Shares
         Class L - Special Series 3                           Class C Shares
Michigan Intermediate Municipal Bond Fund
         Class HH                                             Class I Shares
         Class HH - Special Series 1                          Class A Shares
         Class HH - Special Series 2                          Class B Shares
         Class HH - Special Series 3                          Class C Shares
Ohio Intermediate Tax Exempt Bond Fund
         Class K                                              Class I Shares
         Class K - Special Series 1                           Class A Shares
         Class K - Special Series 2                           Class B Shares
         Class K - Special Series 3                           Class C Shares
Pennsylvania Intermediate Municipal Bond Fund
         Class T                                              Class I Shares
         Class T - Special Series 1                           Class A Shares
         Class T - Special Series 2                           Class B Shares
         Class T - Special Series 3                           Class C Shares
Government Money Market Fund
         Class B                                              Class I Shares
         Class B - Special Series 1                           Class A Shares
Money Market Fund
         Class A                                              Class I Shares
         Class A - Special Series 1                           Class A Shares
         Class A - Special Series 2                           Class B Shares
         Class A - Special Series 3                           Class C Shares
         Class A - Special Series 5                           Class R Shares
Ohio Municipal Money Market Fund
         Class BB                                             Class I Shares
         Class BB - Special Series 1                          Class A Shares
Pennsylvania Tax Exempt Money Market Fund
         Class Q                                              Class I Shares
         Class Q - Special Series 1                           Class A Shares
Tax Exempt Money Market Fund
         Class D                                              Class I Shares
         Class D- Special Series 1                            Class A Shares
         Class D- Special Series 2                            Class B Shares
Treasury Money Market Fund
         Class C                                              Class I Shares
         Class C - Special Series 1                           Class A Shares

                  Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, the Fund's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets of the Trust not belonging to any particular Fund which are available for distribution.

                  Rule 18f-2 under the 1940 Act provides that any matter required by the 1940 Act, applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment fund affected by such matter. Rule 18f-2 further provides that an investment fund is affected by a matter unless the interests of each fund in the matter are substantially identical or the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular fund. In addition, shareholders of each class in a particular investment fund have equal voting rights except that only Class I Shares and Class A Shares of an investment fund will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to a distribution plan for such shares, only Class B Shares of a Fund will be entitled to vote on matters relating to a distribution plan with respect to Class B Shares, only Class C Shares of a Fund will be entitled to vote on matters relating to a distribution plan with respect to Class C Shares and only Class R Shares of a Fund will be entitled to vote on matters relating to a distribution plan with respect to Class R Shares.


                  Although the following types of transactions are normally subject to shareholder approval, the Board of Trustees may, under certain limited circumstances: (a) sell and convey the assets of an investment fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at a price which is equal to their NAV and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert an investment fund's assets into money and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at their NAV; or (c) combine the assets belonging to an investment fund with the assets belonging to another investment fund of the Trust, if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on shareholders of any fund participating in such combination, and, in connection therewith, to cause all outstanding shares of any fund to be redeemed at their NAV or converted into shares of another class of the Trust at NAV. In the event that shares are redeemed in cash at their NAV, a shareholder may receive in payment for such shares an amount that is more or less than his or her original investment due to changes in the market prices of the fund's securities. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the fund's shareholders at least 30 days prior thereto.

                     ADDITIONAL INFORMATION CONCERNING TAXES

                  The following summarizes certain additional tax considerations generally affecting the Trust and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders or possible legislative changes, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.


                  Each Fund of the Trust will be treated as a separate corporate entity under the Code, and intends to qualify and continue to qualify as a regulated investment company. In order to qualify and continue to qualify for tax treatment as a regulated investment company under Subchapter M of Subtitle A, Chapter 1 of the Code, at the end of each quarter of its taxable year: (i) at least 50% of the market value of a Fund's total assets will be invested in cash, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets will be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In addition a Fund must satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by the Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.


                  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute with respect to each calendar year at least 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

                  If for any taxable year a Fund does not qualify for federal tax treatment as a regulated investment company, all of the Fund's net taxable investment income will be subject to federal and, potentially, state income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on Municipal Securities) would be taxable to a Fund's shareholders to the extent of the Fund's current and accumulated earnings and profits.

                  The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

                  Although each Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.


ADDITIONAL TAX INFORMATION CONCERNING THE TAX-FREE BOND FUNDS AND THE OHIO MUNICIPAL MONEY MARKET, PENNSYLVANIA TAX EXEMPT MONEY MARKET AND TAX EXEMPT MONEY MARKET FUNDS.


                  As described above and in the Prospectuses, the Tax-Free Bond Funds and the Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds are designed to provide investors with tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt.

                  The policy of the Funds is to pay each year as federal exempt-interest dividends substantially all the Funds' Municipal Securities interest income net of certain deductions. In order for the Funds to pay federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of their respective portfolios must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. However, the aggregate amount of dividends so designated by the Funds cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Funds during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Funds with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Funds with respect to such year.

                  Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends would retain the exclusion under
Section 103(a) if the shareholder would be treated as a "substantial user" or a "related person" to such user with respect to facilities financed through any of the tax-exempt obligations held by the Funds. A "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. A "related person" includes certain related natural persons, affiliated corporations, partners and partnerships, and S corporations and their shareholders.

ADDITIONAL TAX INFORMATION CONCERNING THE MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND

                  Distributions received from the Michigan Intermediate Municipal Bond Fund are exempt from Michigan personal income tax to the extent they are derived from interest on tax-exempt obligations of the State of Michigan or its political subdivisions, agencies and instrumentalities (or certain limited Federally tax exempt obligations). Fund distributions attributable to any other source than those described above, including long or short term capital gains, will be fully taxable. Certain Fund distributions may be subject to the uniform city income tax imposed by certain Michigan cities, but to the extent they are not subject to Michigan personal income tax they are generally not subject to those city income taxes.

ADDITIONAL TAX INFORMATION CONCERNING THE OHIO INTERMEDIATE TAX EXEMPT BOND AND OHIO MUNICIPAL MONEY MARKET FUNDS

                  The Ohio Intermediate Tax Exempt Bond and Ohio Municipal Money Market Funds are not subject to the Ohio personal income or school district or municipal income taxes in Ohio. The Funds are not subject to the Ohio corporation franchise tax or the Ohio dealers in intangibles tax, provided that, if there is a sufficient nexus between the State of Ohio and such entity that would enable the State to tax such entity, the Funds timely file the annual report required by Section 5733.09 of the Ohio Revised Code. The Ohio Tax Commissioner has waived the annual filing requirement for every tax year since 1990, the first year to which such requirement applied.

                  Shareholders of the Funds otherwise subject to Ohio personal income tax or municipal or school district income taxes in Ohio imposed on individuals and estates will not be subject to such taxes on distributions with respect to shares of the Funds ("Distributions") to the extent that such Distributions are properly attributable to interest on or gain from the sale of Ohio Municipal Securities.

                  Shareholders otherwise subject to the Ohio corporation franchise tax will not be required to include Distributions in their tax base for purposes of calculating the Ohio corporation franchise tax on the net income basis to the extent that such Distributions either (a) are properly attributable to interest on or gain from the sale of Ohio Municipal Securities, (b) represent "exempt-interest dividends" for federal income tax purposes, or (c) are described in both (a) and (b). Shares of the Fund will be included in a shareholder's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis.

                  Distributions that consist of interest on obligations of the United States or its territories or possessions or of any authority, commission, or instrumentality of the United States that is exempt from state income taxes under the laws of the United States (including obligations issued by the governments of Puerto Rico, the Virgin Islands or Guam and their authorities or municipalities) ("Territorial Obligations") are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio, and, provided, in the case of Territorial Obligations, such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax.

                  It is assumed for purposes of this discussion of Ohio taxes that each Fund will continue to qualify as a regulated investment company under the Code, and that at all times at least 50% of the value of the total assets of the Fund consists of Ohio Municipal Securities or similar obligations of other states or their subdivisions.

ADDITIONAL TAX INFORMATION CONCERNING THE PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND AND PENNSYLVANIA TAX EXEMPT MONEY MARKET FUNDS

                  Shareholders of the Pennsylvania Intermediate Municipal Bond Fund and the Pennsylvania Tax Exempt Money Market Fund will not be subject to Pennsylvania Personal Income Tax on distributions from the Fund attributable to interest income from Pennsylvania Municipal Securities held by the Fund. The exemption from Pennsylvania Personal Income Tax also will extend to interest on obligations of the United States, its territories and certain of its agencies and instrumentalities (collectively, "Federal Securities"). In addition, shareholders of the Fund who are Philadelphia residents will not be subject to the Philadelphia School District Net Income Tax on distributions from the Fund attributable to interest income from Pennsylvania.

                  Distributions derived from investments other than Pennsylvania Municipal Securities and Federal Securities and distributions from net realized capital gains will be subject to the Pennsylvania Personal Income Tax and the Philadelphia School District Tax, except that distributions attributable to capital gains on investments held by the Fund for more than six months are not subject to the Philadelphia School District Tax. Gain on the disposition of a share of the Pennsylvania Intermediate Municipal Bond Fund will be subject to Pennsylvania Personal Income Tax and the School District Tax, except that gain realized with respect to a share held for more than six months is not subject to the School District Tax.

                                    * * * * *

                  The foregoing is only a summary of some of the important tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders or of state tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly potential purchasers of shares of the Funds are urged to consult their own tax advisers with specific reference to their own tax situation. In addition, the foregoing discussion is based on tax laws and regulations which are in effect on the date of this SAI. Such laws and regulations may be changed by legislative or administrative action.

                              TRUSTEES AND OFFICERS

                  The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees."

                                                                                                Number of
                                                                                                Portfolios
                                                    Length of                                    in Fund
                                  Position(s)       Time                                        Complex(3)
       Name, Address(1),           Held with        Served in      Principal Occupation(s)     Overseen by    Other Directorships
     Date of Birth and Age         the Trust        Position(2)      During Past 5 Years         Trustee       Held by Trustee(4)
     ---------------------         ---------        -----------      -------------------         -------       ---------------
INDEPENDENT TRUSTEES
--------------------
Robert D. Neary                  Chairman of the      Since     Retired; Co-Chairman of            32     Director, Strategic
Date of Birth:                   Board and          February    Ernst & Young, April 1984                 Distribution, Inc., since
9/30/33                          Trustee              1996      to September 1993.                        January 1999; Director,
Age:  72                                                                                                  Commercial Metals Company,
                                                                                                          since March 2001.

John F. Durkott                  Trustee              Since     President and Chief                32     None
Date of Birth:                                      November    Executive Officer, Kittle's
7/11/44                                               1993      Home Furnishings Center,
Age:  61                                                        Inc., since January 2002;
                                                                President and Chief
                                                                Operating Officer,
                                                                Kittle's Home Furnishings
                                                                Center, Inc., from January
                                                                1982 through January 2002;
                                                                Partner, Kittle's
                                                                Bloomington Properties
                                                                LLC, from January 1981
                                                                through 2003; Partner,
                                                                KK&D LLC, from January
                                                                1989 through 2003;
                                                                Partner, KK&D II LLC, from
                                                                February 1998 through 2003
                                                                (affiliated real estate
                                                                companies of Kittle's Home
                                                                Furnishings Center, Inc.).

Robert J. Farling                Trustee              Since     Retired; Chairman, President       32     None
Date of Birth:                                      November    and Chief Executive Officer,
12/4/36                                               1997      Centerior Energy (electric
Age:  68                                                        utility), March 1992 to
                                                                October 1997.

Richard W. Furst                 Trustee              Since     Dean Emeritus, Gatton              32     None
Date of Birth:                                      June 1990   College of Business and
9/13/38                                                         Economics, University of
Age:  67                                                        Kentucky, since June 2003;
                                                                Garvice D. Kincaid
                                                                Professor of Finance,
                                                                since 1981; Dean, Gatton
                                                                College of Business and
                                                                Economics, University of
                                                                Kentucky, 1981 to June
                                                                2003.

                                                                                                Number of
                                                                                                Portfolios
                                                    Length of                                    in Fund
                                  Position(s)       Time                                        Complex(3)
       Name, Address(1),           Held with        Served in      Principal Occupation(s)     Overseen by   Other Directorships
     Date of Birth and Age         the Trust        Position(2)      During Past 5 Years         Trustee      Held by Trustee(4)
     ---------------------         ---------        -----------      -------------------         -------      ---------------
Gerald L. Gherlein               Trustee              Since     Retired; Executive                 32      None
Date of Birth:  2/16/38                               July      Vice-President and General
Age:  67                                              1997      Counsel, Eaton Corporation
                                                                (global manufacturing),
                                                                1991 to March 2000.

Dale C. LaPorte                  Trustee              Since     Partner, Calfee, Halter &          32      None
Date of Birth:                                     April 2005   Griswold LLP (law firm),
1/04/42                                                         since 1974; Chairman of
Age:  63                                                        Executive Committee of
                                                                Calfee, Halter & Griswold
                                                                LLP, January 2000 through
                                                                December 2004.

Kathleen A. Obert                Trustee              Since     Chairman and CEO, Edward           32      None
Date of Birth:  8/3/58                             August 2002  Howard & Co. (public
Age:  47                                                        relations agency), since
                                                                2001; CEO, Edward Howard &
                                                                Co., 2000-2001; VP/Senior
                                                                VP, Edward Howard & Co.,
                                                                1992-2000.

J. William Pullen                Trustee            Since May   Retired; President and CEO,        32      None
Date of Birth:  4/24/39                               1993      Whayne Supply Co. (engine
Age:  66                                                        and heavy equipment
                                                                distribution), 1986 to
                                                                February, 2005.

INTERESTED TRUSTEES
-------------------
John G. Breen(5)                 Trustee              Since     Retired; Chairman and CEO,         32      Director, Goodyear Tire &
Date of Birth:  7/21/34                            August 2002  The Sherwin Williams Co.,                  Rubber Co.; Director, The
Age:  71                                                        (manufacture, distribution                 Stanley Works.
                                                                and sale of coatings) until
                                                                May 2000.

Herbert R. Martens, Jr.(5)       President,           Since     Executive Vice President,          32      None
Date of Birth:  8/6/52           Chief Legal        November    National City Corporation
Age:  53                         Officer and          1997      (bank holding company),
                                 Trustee                        since July 1997; President
                                                                and CEO, National City
                                                                Bank, Florida since
                                                                September 2004; Chairman
                                                                NatCity Investments, Inc.
                                                                (investment banking), since
                                                                July 1995.

                                                                                                Number of
                                                                                                Portfolios
                                                    Length of                                    in Fund
                                  Position(s)       Time                                        Complex(3)
       Name, Address(1),           Held with        Served in      Principal Occupation(s)     Overseen by    Other Directorships
     Date of Birth and Age         the Trust        Position(2)      During Past 5 Years         Trustee       Held by Trustee(4)
     ---------------------         ---------        -----------      -------------------         -------       ---------------
OFFICERS
--------
Kathleen T. Barr(6)              Senior Vice          Since     Senior Vice President              N/A                 N/A
200 Public Square, 5th Floor     President,         February    (formerly Vice President),
Cleveland, OH  44114             Chief                2003      National City Bank and
Date of Birth: 5/2/55            Administrative                 Managing Director,
Age:  50                         Officer and                    Allegiant Asset Management
                                 Chief                          Group (formerly Armada
                                 Compliance                     Funds Group), since June
                                 Officer                        1999; Managing Director,
                                                                Allegiant Asset Management
                                                                Company (formerly,
                                                                National City Investment
                                                                Management Company), since
                                                                May 1996.

Audrey C. Talley(7)              Secretary            Since     Partner, Drinker Biddle &          N/A                 N/A
One Logan Square                                    February    Reath LLP, Philadelphia,
18th and Cherry Streets                               2005      Pennsylvania (law firm).
Philadelphia, PA 19103-6996
Date of Birth:  11/20/53
Age:  51

Dennis J. Westley(7)             Treasurer            Since     Senior Vice President and          N/A                 N/A
103 Bellevue Parkway                                May 2003    Managing Director,
Wilmington, DE 19809                                            Accounting and
Date of Birth: 4/16/59                                          Administration, PFPC Inc.,
Age:  46                                                        since July 2001; Vice
                                                                President and Accounting
                                                                Director, PFPC Inc., 1997
                                                                to 2001.

John Kernan(7)                   Assistant            Since     Vice President National            N/A                 N/A
200 Public Square, 5th Floor     Treasurer          February    City Bank and Managing
Cleveland, OH  44114                                  2005      Director of Fund
Date of Birth: 9/17/65                                          Administration Allegiant
Age:  39                                                        Asset Management Group,
                                                                since July 2004; Senior
                                                                Director of Fund
                                                                Administration, State
                                                                Street Bank and Trust
                                                                Company, 1998 to 2004.

(1) Each trustee can be contacted by writing to Allegiant Funds, c/o National City Bank/Allegiant Funds Group, 200 Public Square, 5th Floor, Cleveland, OH 44114, Attention: John Kernan.

(2) Each trustee holds office until the next meeting of shareholders at which trustees are elected following his election or appointment and until his successor has been elected and qualified.

(3) The "Fund Complex" consists of all registered investment companies for which the Adviser or any of its affiliates serves as investment adviser. The number of portfolios overseen by the trustees includes 31 portfolios of the Trust that are offered for sale as of the date of this SAI. The trustees have authorized additional portfolios that have not yet been made available to investors.


(4) Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., "public companies"), or other investment companies registered under the 1940 Act. In addition to the Trust, each trustee serves as a trustee of Allegiant Advantage Fund. Mr. Neary and Mr. Martens also serve as Chairman and President/Chief Legal Officer, respectively, of Allegiant Advantage Fund.

(5) Mr. Breen is considered to be an "interested person" of the Trust as defined in the 1940 Act because he owns shares of common stock of National City Corporation ("NCC"), the indirect parent company of the Adviser. Mr. Martens is considered to be an "interested person" of the Trust because (1) he is an Executive Vice President of NCC, (2) he is President and CEO of National City Bank, Florida, an affiliate of the Adviser, (3) he owns shares of common stock and options to purchase common stock of NCC, and (4) he is the Chairman of NatCity Investments, Inc., a broker-dealer affiliated with the Adviser.


(6) Ms. Barr also serves as Senior Vice President, Chief Administrative Officer and Chief Compliance Officer of Allegiant Advantage Fund. She previously served as Assistant Treasurer and Chief Compliance Officer of the Trust and Allegiant Advantage Fund from August 2002 until February 2003.


(7) Ms. Talley, Mr. Westley and Mr. Kernan also serve as Secretary, Treasurer and Assistant Treasurer, respectively, of Allegiant Advantage Fund.

         Mr. Martens serves as Executive Vice President of NCC, the indirect parent of the Adviser, President and CEO, National City Bank, Florida, an affiliate of the Adviser, and as Chairman of NatCity Investments, Inc., which is under common control with the Adviser. Ms. Talley is a partner of the law firm Drinker Biddle & Reath LLP, which serves as counsel to the Trust.


BOARD COMMITTEES

         The Board of Trustees has established two committees, i.e., the Audit Committee and the Nominating Committee.

         The Audit Committee consists of all trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The Audit Committee generally oversees the Trust's accounting and financial reporting process. Among its responsibilities, the Audit Committee annually determines the engagement and compensation of the Trust's Independent Registered Public Accounting Firm, reviews and approves the audit and non-audit services performed by the Independent Registered Public Accounting Firm, evaluates the adequacy of the Trust's internal financial and disclosure controls, oversees the audit process and reviews with the auditors the scope and results of the audit of the Trust's financial statements. The Audit Committee was established on May 22, 2003 and held four formal meetings during the last fiscal year.


         The Nominating Committee includes all trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The Nominating Committee is responsible for nominating individuals who are not "interested persons" of the Trust to fill any vacancies on the Board. The Nominating Committee held one meeting during the last fiscal year. The Nominating Committee's procedures provide that the Trust's security holders can submit nominees for consideration for Board vacancies by sending the nomination to the Trust's Secretary, who will submit all nominations to the Committee.

TRUSTEE OWNERSHIP OF FUND SHARES


         The following table shows the dollar range of shares beneficially owned by each Trustee in the Funds and the Allegiant fund family in the aggregate as of December 31, 2004.


INDEPENDENT TRUSTEES

--------------------------------------------- -------------------------------------- ------------------------------------
                                                                                          AGGREGATE DOLLAR RANGE OF
                                                         DOLLAR RANGE OF             EQUITY SECURITIES IN THE FUNDS OF
NAME OF TRUSTEE/FUND                            EQUITY SECURITIES IN THE FUNDS(1)     THE TRUST OVERSEEN BY THE TRUSTEE
--------------------------------------------- -------------------------------------- ------------------------------------
ROBERT D. NEARY                                                                                 Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Ohio Intermediate Tax Exempt Bond Fund                 Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Ohio Municipal Money Market Fund                    $50,001 - $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
JOHN F. DURKOTT                                                                              $50,001 - $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
  International Equity Fund                               $1 - $10,000
--------------------------------------------- -------------------------------------- ------------------------------------
  Large Cap Growth Fund                                 $10,001 - $50,000
--------------------------------------------- -------------------------------------- ------------------------------------
  Large Cap Value Fund                                    $1 - $10,000
--------------------------------------------- -------------------------------------- ------------------------------------
  Mid Cap Growth Fund                                     $1 - $10,000
--------------------------------------------- -------------------------------------- ------------------------------------
  Mid Cap Value Fund                                      $1 - $10,000
--------------------------------------------- -------------------------------------- ------------------------------------
  Small Cap Growth Fund                                   $1 - $10,000
--------------------------------------------- -------------------------------------- ------------------------------------
  Small Cap Value Fund                                    $1 - $10,000
--------------------------------------------- -------------------------------------- ------------------------------------
  Government Mortgage Fund                                $1 - $10,000
--------------------------------------------- -------------------------------------- ------------------------------------
ROBERT J. FARLING                                                                               Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
   International Equity Fund                            $50,001-$100,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Large Cap Growth Fund                                  Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Large Cap Value Fund                                  $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Mid Cap Growth Fund                                   $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------
   S&P 500 Index Fund                                    $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Small Cap Growth Fund                                 $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Small Cap Value Fund                                   Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Government Mortgage Fund                              $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Money Market Fund                                     $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------
RICHARD W. FURST                                                                                Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Large Cap Core Equity Fund                           $10,001 - $50,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Mid Cap Value Fund                                    $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------
   S&P 500 Index Fund                                    $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Small Cap Value Fund                                 $10,001 - $50,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Total Return Advantage Fund                           $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------
GERALD L. GHERLEIN                                                                              Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
   International Equity Fund                           $50,001 - $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
   S&P 500 Index Fund                                  $50,001 - $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Small Cap Growth Fund                                 $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------

--------------------------------------------- -------------------------------------- ------------------------------------
                                                                                          AGGREGATE DOLLAR RANGE OF
                                                         DOLLAR RANGE OF             EQUITY SECURITIES IN THE FUNDS OF
NAME OF TRUSTEE/FUND                            EQUITY SECURITIES IN THE FUNDS(1)     THE TRUST OVERSEEN BY THE TRUSTEE
--------------------------------------------- -------------------------------------- ------------------------------------
   Small Cap Value Fund                                  $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------
DALE C. LAPORTE                                                                                 Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Money Market Fund                                      Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
KATHLEEN A. OBERT                                                                             $10,001 - $50,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Large Cap Core Equity Fund                              $1-$10,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Ohio Intermediate Tax Exempt Bond Fund               $10,001 - $50,000
--------------------------------------------- -------------------------------------- ------------------------------------
J. WILLIAM PULLEN                                                                               Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
   International Equity Fund                           $50,001 - $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Large Cap Core Equity Fund                            $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Large Cap Growth Fund                                   $1-$10,000
--------------------------------------------- -------------------------------------- ------------------------------------
   S&P 500 Index Fund                                  $50,001 - $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Small Cap Value Fund                                   Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Money Market Fund                                       $1-$10,000
--------------------------------------------- -------------------------------------- ------------------------------------

INTERESTED TRUSTEES

--------------------------------------------- -------------------------------------- ------------------------------------
                                                                                          AGGREGATE DOLLAR RANGE OF
                                                                                          EQUITY SECURITIES IN ALL
                                                         DOLLAR RANGE OF              PORTFOLIOS IN THE TRUST OVERSEEN
NAME OF TRUSTEE/FUND                            EQUITY SECURITIES IN THE FUNDS(1)                BY TRUSTEE
--------------------------------------------- -------------------------------------- ------------------------------------
JOHN G. BREEN                                                                                   Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
    Money Market Fund                                     Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
HERBERT R. MARTENS, JR.                                                                         Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
    S&P 500 Index Fund                                    Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
    Small Cap Value Fund                                 $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------

1 Includes the value of shares beneficially owned by each trustee in each Fund as of December 31, 2004.

         As of September 1, 2005, the Trustees and officers of the Trust as a group owned beneficially ____% of Class I Shares of the Ohio Tax Exempt Bond Fund. Otherwise, the Trustees and officers as a group owned beneficially less than 1% of each class of the outstanding shares of each of the Funds of the Trust, and less than 1% of the outstanding shares of all of the Funds of the Trust in the aggregate.


CERTAIN INTERESTS OF INDEPENDENT TRUSTEES


         Mr. Durkott serves as President and Chief Executive Officer of Kittle's Home Furnishings Center, Inc. ("Kittle's"). Kittle's has a $6 million line of credit open with NCB - Indiana, which is under common control with the Adviser. The line of credit is used for working capital purposes. The highest amount outstanding on the line of credit during the period January 1, 2003 through December 31, 2004 was not greater than $5.5 million. The balance outstanding as of December 31, 2004 was $3,550,000. Interest is charged at a fluctuating rate equal to NCB's prime rate or at a rate equal to LIBOR plus a margin determined in accordance with a schedule based upon Kittle's financial performance. Mr. Durkott may be deemed to have a material indirect interest in the line of credit.

         Edward Howard & Co. ("EH&C"), of which Ms. Obert serves as Chairman and Chief Executive Officer, undertakes occasional media training and other public relations projects for National City Bank. From January 1, 2003 through December 31, 2003, EH&C earned approximately $250,000 in fees for these services. From January 1, 2004 through December 31, 2004, EH&C earned approximately $60,000 in fees for these services. EH&C expects to be engaged for similar projects by NCB from time to time at comparable fee levels.


         Since June 1, 2003, Calfee, Halter & Griswold LLP, of which Mr. LaPorte is a Partner, has periodically represented National City Bank and other affiliates of National City Corporation, excluding investment adviser affiliates, in connection with commercial loans, bond transactions, equity investments and litigation matters. Fees from the representation were significantly less than 1% of the law firm's revenues in each of 2003 and 2004.

BOARD COMPENSATION


         Effective January 1, 2005, each Trustee receives an annual fee of $25,000 plus $4,000 for each Board meeting attended and reimbursement of expenses incurred in attending meetings of the Boards of Trustees of the Trust and Allegiant Advantage Fund. The two fund companies generally hold concurrent Board meetings. The Chairman of the Board receives an additional $21,000 per year and the Chairman of the Audit Committee receives an additional $1,000 per quarter for their services in these capacities. Prior to January 1, 2005, each Trustee received an annual fee of $20,000 plus $4,000 for each Board meeting attended and reimbursement of expenses incurred in attending meetings of the Boards of Trustees of the Trust and Allegiant Advantage Fund. The Chairman of the Board received an additional $16,000 per year.


         The Trustees may elect to defer payment of 25% to 100% of the fees they receive in accordance with a Trustee Deferred Compensation Plan (the "Plan"). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of one or more portfolios of the Trust and the amount paid to the Trustee under the Plan will be determined based on the performance of such investments. Distributions are generally of equal installments over a period of 2 to 15 years. The Plan will remain unfunded for federal income tax purposes under the Code. Deferral of Trustee fees in accordance with the Plan will have a negligible impact on portfolio assets and liabilities and will not obligate the Trust to retain any Trustee or pay any particular level of compensation.


         The following table summarizes the compensation for each of the Trustees of the Trust for the fiscal year ended May 31, 2005:

                                                      PENSION OR             ESTIMATED ANNUAL
                                     AGGREGATE        RETIREMENT BENEFITS    BENEFITS           TOTAL COMPENSATION
NAME OF                              COMPENSATION     ACCRUED AS PART OF     UPON               FROM THE TRUST AND
PERSON, POSITION                     FROM THE TRUST   THE TRUST'S EXPENSE    RETIREMENT         FUND COMPLEX
----------------                     --------------   -------------------    ----------         ------------
INDEPENDENT TRUSTEES

Robert D. Neary,
Chairman and Trustee                    $_____                $_                   $_                 $______

John F. Durkott, Trustee                $_____                $_                   $_                 $______


Robert J. Farling, Trustee              $_____                $_                   $_                 $______

Richard W. Furst, Trustee               $_____                $_                   $_                 $______

Gerald L. Gherlein, Trustee             $_____                $_                   $_                 $______

Dale C. LaPorte, Trustee                $______               $__                  $__                $______

Kathleen A. Obert, Trustee              $_____                $_                   $_                 $______

J. William Pullen, Trustee              $_____                $_                   $_                 $______

INTERESTED TRUSTEE

John G. Breen, Trustee                  $_____                $_                   $_                 $______

Herbert R. Martens, Jr.,
President and Trustee                   $_                    $_                   $_                 $_

* Each Trustee also serves as a trustee of Allegiant Advantage Fund.

Deferred    Compensation    (including    interest)    in    the    amount    of
_______,_______and_______ accrued during the Trust's fiscal year ended May 31, 2005 for ___________, ____________and ___________, respectively.


CODE OF ETHICS

                  The Trust, the Adviser and the Sub-Adviser have adopted a code of ethics under Rule 17j-1 of the 1940 Act that: (i) establishes procedures for personnel with respect to personal investing, (ii) prohibits or restricts certain transactions that may be deemed to create a conflict of interest between personnel and the Funds, and (iii) permits personnel to invest in securities, including securities that may be purchased or held by the Funds.

SHAREHOLDER AND TRUSTEE LIABILITY

                  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust, and that every note, bond, contract, order, or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the Trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                  The Declaration of Trust states further that no trustee, officer, or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Trust estate or the conduct of any business of the Trust, nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or the Trust shall look solely to the trust property for payment. With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expense reasonably incurred by him in connection with the defense or disposition of any proceeding in which he or she may be involved or with which he or she may be threatened by reason of his or her being or having been a trustee, and that the trustees, have the power, but not the duty, to indemnify officers and employees of the Trust unless any such person would not be entitled to indemnification had he or she been a trustee.

                ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN
                     SERVICES AND TRANSFER AGENCY AGREEMENTS

ADVISORY AGREEMENTS


                  The Adviser serves as investment adviser to the: (a) International Equity, Small Cap Value, Small Cap Growth, S&P 500 Index, Balanced Allocation and Ohio Municipal Money Market Funds under an Advisory Agreement dated April 9, 1998; (b) Money Market, Treasury Money Market, Government Money Market, Tax Exempt Money Market, Intermediate Bond, Bond, Large Cap Growth, Large Cap Value, Intermediate Tax Exempt Bond, Ohio Intermediate Tax Exempt Bond, Pennsylvania Intermediate Municipal Bond and Tax Exempt Money Market Funds under an Advisory Agreement dated November 19, 1997; (c) Large Cap Core Equity, Limited Maturity Bond and Total Return Advantage Funds under an Advisory Agreement dated March 6, 1998; (d) Mid Cap Growth, Government Mortgage and Michigan Intermediate Municipal Bond Funds under an Advisory Agreement dated June 9, 2000; (e) Aggressive Allocation and Conservative Allocation Funds under an Advisory Agreement dated March 5, 2001; (f) Mid Cap Value Fund under an Advisory Agreement dated June 28, 2002; (g) Ultra Short Bond Fund under an Advisory Agreement dated December 3, 2002; and (h) Small Cap Core Fund under an Advisory Agreement dated April 1, 2004 (collectively the "Advisory Agreements"). The High Yield Bond Fund and Strategic Income Bond Fund will each enter into an Advisory Agreement with the Adviser effective at the time each Fund commences operations. The Adviser is a wholly owned subsidiary of National City
Corporation, a bank holding company with headquarters in Cleveland, Ohio and over 1,300 branch offices in six states.

                  The Adviser has entered into a Sub-Advisory Agreement with the "Sub-Adviser dated April 1, 2004 on behalf of the Small Cap Core Fund (the "Sub-Advisory Agreement"). The Sub-Adviser, a wholly-owned subsidiary of NCB, is a registered investment adviser with the SEC with over $___ million in assets under management as of June 30, 2005. The Sub-Adviser is located at 100 South Brentwood, Suite 100, St. Louis, Missouri 63105.


                  For services performed under the Advisory Agreements, the Adviser receives fees as an annual percentage rate, based on average daily net assets, computed daily and paid monthly, at the percentage rates as stated in the Prospectuses. From time to time, the Adviser may voluntarily waive fees or reimburse the Trust for expenses. During the last three fiscal years, the Trust incurred advisory fees, net of fee waivers, as set forth below:



FUND                                        2005       2004               2003
----                                        ----       ----              ----
International Equity Fund...............$________  $ 3,566,641    $ 4,563,312
Large Cap Core Equity Fund..............$________  $ 1,471,557    $ 1,002,757
Large Cap Growth Fund...................$________  $ 5,340,288    $ 4,915,451
Large Cap Value Fund....................$________  $ 4,252,653    $ 4,386,996
Mid Cap Growth Fund.....................$________  $   854,944    $ 1,074,262
Mid Cap Value Fund......................$________  $   474,027    $   126,976(1)
S&P 500 Index Fund......................$________  $   740,999    $   540,430
Small Cap Core Fund.....................$________  $    39,324(2)            *
Small Cap Growth Fund...................$________  $ 2,051,775    $ 1,957,762
Small Cap Value Fund....................$________  $10,424,325    $ 8,380,578
Aggressive Allocation Fund..............$________  $         0    $         0
Balanced Allocation Fund................$________  $ 1,143,165    $ 1,078,441
Conservative Allocation Fund............$________  $         0    $         0
Bond Fund...............................$________  $ 2,925,943    $ 3,853,508
Government Mortgage Fund(1).............$________  $ 1,134,004    $ 1,198,943
Intermediate Bond Fund..................$________  $ 1,788,449    $ 1,623,335
Limited Maturity Bond Fund..............$________  $ 1,186,168    $   936,606
Total Return Advantage Fund.............$________  $ 1,125,615    $   989,359
Ultra Short Bond Fund...................$________  $   316,505    $    30,227(3)
Intermediate Tax Exempt Bond Fund.......$________  $   721,938    $   706,173
Michigan Intermediate Municipal
   Bond Fund............................$________  $   617,253    $   629,904
Ohio Intermediate Tax Exempt Bond Fund..$________  $   732,093    $   696,993
Pennsylvania Intermediate Municipal
   Bond Fund............................$________  $   231,848    $   224,911
Government Money Market Fund............$________  $ 6,001,156    $ 6,722,530
Money Market Fund.......................$________  $10,794,622    $13,338,568
Ohio Municipal Money Market Fund........$________  $   412,758    $   431,136
Pennsylvania Tax Exempt Money
   Market Fund..........................$________  $   280,219    $   293,871
Tax Exempt Money Market Fund............$________  $ 1,061,724    $ 1,293,251
Treasury Money Market Fund..............$________  $ 1,513,738    $ 1,434,542

------------------------
*   Not in operation during the period.
(1) For the Period July 1, 2002  (commencement  of  operations) to May 31, 2003.
(2) For the Period April 2, 2004  (commencement  of operations) to May 31, 2004.
(3) For the Period January 6, 2003 (commencement of operations) to May 31, 2003.

During the last three fiscal years, advisory fees were waived as set forth below:



FUND                                          2005      2004          2003
----                                          ----      ----          ----
International Equity Fund..................$________ $        0    $        0
Large Cap Core Equity Fund.................$________ $        0    $        0
Large Cap Growth Fund......................$________ $        0    $        0
Large Cap Value Fund.......................$________ $        0    $        0
Mid Cap Growth Fund........................$________ $  122,543    $        0
Mid Cap Value Fund.........................$________ $   77,372    $   56,198(1)
S&P 500 Index Fund.........................$________ $  555,749    $  405,327
Small Cap Core Fund........................$________ $        0(2)          *
Small Cap Growth Fund......................$________ $        0    $        0
Small Cap Value Fund.......................$________ $        0    $        0
Aggressive Allocation Fund.................$________ $   21,269    $   14,798
Balanced Allocation Fund...................$________ $        0    $        0
Conservative Allocation Fund...............$________ $   21,235    $   17,453
Bond Fund..................................$________ $        0    $        0
Government Mortgage Fund...................$________ $  219,151    $        0
Intermediate Bond Fund.....................$________ $  670,668    $  608,752
Limited Maturity Bond Fund.................$________ $  338,905    $  267,598
Total Return Advantage Fund................$________ $  422,105    $  371,011
Ultra Short Bond Fund......................$________ $  317,192    $  142,264(3)
Intermediate Tax Exempt Bond Fund..........$________ $  270,727    $  264,815
Michigan Intermediate Municipal Bond Fund..$________ $  231,470    $  236,215
Ohio Intermediate Tax Exempt Bond Fund.....$________ $  274,535    $  261,373
Pennsylvania Intermediate Municipal
   Bond Fund...............................$________ $   86,944    $   84,342
Government Money Market Fund...............$________ $2,400,462    $2,688,898
Money Market Fund..........................$________ $4,317,849    $5,335,389
Ohio Municipal Money Market Fund...........$________ $  550,345    $  574,865
Pennsylvania Tax Exempt Money Market Fund..$________ $  467,032    $  489,783
Tax Exempt Money Market Fund...............$________ $1,415,632    $1,724,386
Treasury Money Market Fund.................$________ $  302,748    $  286,917

-----------------------------
*   Not in operation during the period.
(1) For the Period July 1, 2002  (commencement  of  operations) to May 31, 2003.
(2) For the Period April 2, 2004  (commencement  of operations) to May 31, 2004.
(3) For the Period January 6, 2003 (commencement of operations) to May 31, 2003.


                  Subject to the supervision of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in each Fund. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by each Fund. The Adviser will provide the services under the Advisory Agreements in accordance with each Fund's investment objective, policies, and restrictions as stated in the Prospectuses and resolutions of the Trust's Board of Trustees applicable to such Fund.

                  The Adviser has entered into a Sub-Advisory Agreement pursuant to which the Sub-Adviser serves as sub-adviser to the Allegiant Small Cap Core Fund.The Sub-Adviser, subject to the supervision of the Board of Trustees, is responsible for assisting the Adviser in providing to the Allegiant Small Cap Core Fund a continuous investment program, including investment research and management with respect to all securities, investments, cash and cash equivalents. The Sub-Adviser will assist the Adviser in determining from time to time what securities will be purchased, retained or sold by the Fund. The Sub-Adviser will provide its services consistent with the investment objective, policies and restrictions of the Allegiant Small Cap Core Fund stated in its Prospectus and SAI and resolutions applicable to the Fund. For its services, the Adviser will pay the Sub-Adviser a fee, computed daily and paid monthly, of 0.50% of the average daily net assets of the Fund.


                  The Adviser (or the Sub-Adviser, as the case may be), will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In selecting brokers or dealers for executing portfolio transactions, the Adviser (or Sub-Adviser, as the case may be), will use its best efforts to seek on behalf of the Trust and the Funds the best overall terms available. In assessing the best overall terms available for any transaction the Adviser (or Sub-Adviser, as the case may be), considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser (or Sub-Adviser) may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Funds and/or other accounts over which the Adviser and the Sub-Adviser or any affiliate of either of them exercises investment discretion. Each of the Adviser and Sub-Adviser is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser (or Sub-Adviser, as the case may be), determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser or Sub-Adviser with respect to the accounts as to which it exercises investment discretion.


                  In no instance will Fund securities be purchased from or sold to the Adviser, any Sub-Adviser, the Distributor (or any other principal underwriter to the Trust) or an affiliated person of either the Trust, the Adviser, a Sub-Adviser, or the Distributor (or such other principal underwriter) unless permitted by an order of the SEC or applicable rules. In executing portfolio transactions for the Fund, the Adviser (or the Sub-Adviser, as the case may be), may, but is not obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other investment portfolios of Allegiant Funds and its other clients where such aggregation is not inconsistent with the policies set forth in the Trust's registration statement. In such event, the Adviser (or Sub-Adviser) will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and such other clients. The Adviser (and the Sub-Adviser with respect to the Allegiant Small
Cap Core Fund) will maintain all books and records with respect to the securities transactions for the Funds and furnish the Trust's Board of Trustees such periodic and special reports as the Board may request.

                  Each Advisory Agreement and the Sub-Advisory Agreement provides that the Adviser (or the Sub-Adviser, as the case may be) shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreement (or the Sub-Advisory Agreement as the case may be), except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser (or Sub-Adviser, as the case may be) in the performance of its duties or from reckless disregard by the Adviser (or Sub-Adviser, as the case may be) of its duties and obligations thereunder.

                  Each Advisory Agreement and the Sub-Advisory Agreement remains in effect for an initial period of up to two years after its approval and will continue in effect with respect to the Funds to which it relates from year to year thereafter, subject to annual approval by the Trust's Board of Trustees, or by a vote of a majority of the outstanding shares of such Funds (as defined by the 1940 Act) and a majority of the trustees who are not interested persons (as defined in the 1940 Act) of any party to the agreement by votes cast in person at a meeting called for such purpose. An Advisory Agreement (and the Sub-Advisory Agreement) may be terminated by the Trust or the Adviser on 60 days' written notice, and will terminate immediately in the event of its assignment. The Sub-Advisory Agreement also terminates upon the effective date of the termination of the Advisory Agreement with respect to the Allegiant Small Cap Core Fund.

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS


                  [TO BE UPDATED]At a meeting held on August 24, 2004, the Trust's Board of Trustees, including the Independent Trustees, approved the continuation of the Advisory Agreement and Sub-Advisory Agreement for an additional one-year period. In connection with such approvals, the Trustees considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services, experience and qualifications. The information considered by the Trustees at each respective meeting with regard to the Adviser or the Sub-Adviser, as applicable, included: (i) the history, organization and client base of the Adviser and the Sub-Adviser, (ii) fee arrangements for the Funds and, for the Adviser, comparative industry fee and expense data, (iii) any incidental non-monetary benefits realized through the Adviser's and the Sub-Adviser's relationship with the Funds, (iv) the investment performance for the Funds (or of the Adviser and Sub-Adviser for the Allegiant Small Cap Core Fund), (v) ancillary services provided by the Adviser and the Sub-Adviser and their affiliates, (vi) for the Adviser, any economies of scale realized by the Adviser and the Funds, and (vii) for the Adviser, the Adviser's direct and indirect costs incurred in providing advisory services. The Trustees reviewed additional information concerning the investment philosophy, techniques and strategies employed by the Adviser and Sub-Adviser in managing the Funds and the Adviser's compliance procedures and controls. At the meeting on August 24, 2004, the Board considered an analysis prepared by Strategic Insights for the Trustees comparing each Fund's advisory fees and total expenses to averages for the universe of mutual funds for each Fund's asset class. At the meeting on August 22, 2005, the Board also considered a report from the Adviser and the Sub-Adviser on soft dollar commissions which included information on brokers, the total commissions paid for each Fund for the fiscal quarter ended May 31, 2005, the various research and other services obtained with soft dollar commissions, and the Adviser's policies for budgeting and allocating soft dollar payments.

                  After reviewing this information and such other matters as the Trustees considered necessary to the exercise of their reasonable business judgment, the Board and Independent Trustees unanimously concluded that the compensation payable under the Advisory Agreement and the Sub-Advisory Agreement was fair and equitable with respect to each Fund and approved the continuation of the Advisory Agreement and the execution of the Sub-Advisory Agreement.


PORTFOLIO MANAGERS


OTHER ACCOUNTS MANAGED

The following tables provide information about funds and accounts, other than the Funds, for which the Funds' portfolio managers are primarily responsible for the day-to-day portfolio management as of May 31, 2005:

---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                                                                               # OF ACCOUNTS
                                                             TOTAL # OF                         MANAGED WITH      TOTAL ASSETS WITH
                                                              ACCOUNTS                       PERFORMANCE-BASED    PERFORMANCE-BASED
    NAME OF PORTFOLIO MANAGER           TYPE OF ACCOUNTS       MANAGED       TOTAL ASSETS       ADVISORY FEE        ADVISORY FEE
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
MARTIN SCHULZ                              Registered             0               0                 0                    0
  Director of International                Investment
  Equity Investment,                       Companies:
  International Equity
  Investment Management Team
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                          Other Pooled            0               0                 0                    0
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                        Other Accounts:           1         $114,000,000            0                    0
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
CHRISTOPHER A. WILES, CFA                  Registered             0               0                 0                    0
  Managing Senior Director for             Investment
  Core and Growth Equity, Equity           Companies:
  Investment Management Team
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                          Other Pooled            2          $22,500,000            0                    0
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                        Other Accounts:          263        $1,800,000,000           0                    0
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------

---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                                                                               # OF ACCOUNTS
                                                             TOTAL # OF                         MANAGED WITH      TOTAL ASSETS WITH
                                                              ACCOUNTS                       PERFORMANCE-BASED    PERFORMANCE-BASED
    NAME OF PORTFOLIO MANAGER           TYPE OF ACCOUNTS       MANAGED       TOTAL ASSETS       ADVISORY FEE        ADVISORY FEE
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
LAWRENCE E. EAKIN, JR.                     Registered
  Senior Director of Large Cap             Investment
  Growth Equity, Equity                    Companies:             0               0                 0                    0
  Investment Management Team
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                          Other Pooled            2          $22,500,000            0                    0
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                        Other Accounts:          263        $1,800,000,000          0                    0
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
MICHAEL J. HALLORAN, CFA                   Registered
  Large Cap Growth Equity                  Investment
  Analyst, Equity Investment               Companies:             0               0                 0                    0
  Management Team
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                          Other Pooled            2          $22,500,000            0                    0
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                        Other Accounts:          263        $1,800,000,000          0                    0
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
JOE FAMOSO                                 Registered
  Analyst, Equity Investment               Investment             0               0                 0                    0
  Management Team                          Companies:
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                          Other Pooled            2          $22,500,000            0                    0
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                        Other Accounts:          263        $1,800,000,000          0                    0
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
MICHAEL E. SANTELLI, CFA, CPA              Registered
  Senior Director for Value                Investment
  Equity Investment, Mid-Value             Companies:             0               0                 0                    0
  Equity Investment Management
  Team
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                          Other Pooled            0               0                 0                    0
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                        Other Accounts:           1          $5,000,000             0                    0
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
ALEX L. VALLECILLO, CFA                    Registered
  Senior Portfolio Manager,                Investment
  Mid-Value Equity Investment              Companies:             0               0                 0                    0
  Management Team
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                          Other Pooled            0               0                 0                    0
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                        Other Accounts:           1          $5,000,000             0                    0
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------

---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                                                                               # OF ACCOUNTS
                                                             TOTAL # OF                         MANAGED WITH      TOTAL ASSETS WITH
                                                              ACCOUNTS                       PERFORMANCE-BASED    PERFORMANCE-BASED
    NAME OF PORTFOLIO MANAGER           TYPE OF ACCOUNTS       MANAGED       TOTAL ASSETS       ADVISORY FEE        ADVISORY FEE
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
MICHAEL J. CHREN, CFA                      Registered
  Senior Director for Value                Investment
  Investment, Value Equity                 Companies:             0               0                 0                    0
  Investment Management Team
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                          Other Pooled            0               0                 0                    0
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                        Other Accounts:           19         $141,000,000           0                    0
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
EDWARD A. JOHNSON                          Registered
  Equity Analyst, Value Equity             Investment             0               0                 0                    0
  Investment Management Team               Companies:
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                          Other Pooled            0               0                 0                    0
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                        Other Accounts:           19         $141,000,000           0                    0
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
HITESH PATEL, PHD                          Registered
  Director of Structured Equity            Investment
  Strategies, Structured Equity            Companies:
  Investment Management Team,                                     0               0                 0                    0
  Quantitative Analysis
  Management Team
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                          Other Pooled            0               0                 0                    0
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                        Other Accounts:           9          $162,000,000           0                    0
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
PAUL KLEINAITIS, CFA                       Registered
  Senior Portfolio Manager,                Investment
  Structured Equity Investment             Companies:             0               0                 0                    0
  Management Team
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                          Other Pooled            0               0                 0                    0
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                        Other Accounts:           9          $162,000,000           0                    0
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
ROB ROQUITTE, CFA                          Registered
  Senior Portfolio Manager,                Investment
  Structured Equity Investment             Companies:             0               0                 0                    0
  Management Team
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                          Other Pooled            0               0                 0                    0
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                        Other Accounts:           9          $162,000,000           0                    0
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------

---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                                                                               # OF ACCOUNTS
                                                             TOTAL # OF                         MANAGED WITH      TOTAL ASSETS WITH
                                                              ACCOUNTS                       PERFORMANCE-BASED    PERFORMANCE-BASED
    NAME OF PORTFOLIO MANAGER           TYPE OF ACCOUNTS       MANAGED       TOTAL ASSETS       ADVISORY FEE        ADVISORY FEE
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
STEVEN GREINER, PHD                        Registered
  Senior Quantitative                      Investment
  Strategist, Structured Equity            Companies:
  Investment Management Team,                                     0               0                 0                    0
  Quantitative Analysis
  Management Tean
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                          Other Pooled            0               0                 0                    0
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                        Other Accounts:           9          $162,000,000           0                    0
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
CHEN CHEN                                  Registered
  Senior Quantitative Analyst,             Investment
  Structured Equity Investment             Companies:            __              __                 __                  __
  Management Team, Quantitative
  Analysis Management Team
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                          Other Pooled           __              __                 __                  __
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                        Other Accounts:          __              __                 __                  __
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
RITA ONTKO                                 Registered
  Quantitative Analyst,                    Investment
  Quantitative Analysis                    Companies:             1         $850,000,000            0                    0
  Management Team
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                          Other Pooled            1          $69,000,000            0                    0
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                        Other Accounts:          11         $1,600,000,000          0                    0
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
BRIAN L. STINE, CFA                        Registered
  Investment Strategist, Asset             Investment            __              __                 __                  __
  Allocation Management Team               Companies:
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                          Other Pooled           __              __                 __                  __
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                        Other Accounts:          __              __                 __                  __
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
CRYSTAL STETZY                             Registered
  Strategy Analyst, Asset                  Investment            __              __                 __                  __
  Allocation Management Team               Companies:
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                          Other Pooled           __              __                 __                  __
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                        Other Accounts:          __              __                 __                  __
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------

---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                                                                               # OF ACCOUNTS
                                                             TOTAL # OF                         MANAGED WITH      TOTAL ASSETS WITH
                                                              ACCOUNTS                       PERFORMANCE-BASED    PERFORMANCE-BASED
    NAME OF PORTFOLIO MANAGER           TYPE OF ACCOUNTS       MANAGED       TOTAL ASSETS       ADVISORY FEE        ADVISORY FEE
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
JOHN P. MICKLITSCH                         Registered
  Senior Portfolio Manager of              Investment
  Small Cap Value Equity                   Companies:             0               0                 0                    0
  Investment, Small Value Equity
  Investment Management Team
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                          Other Pooled            0               0                 0                    0
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                        Other Accounts:          13          $303,000,000           1               $32,000,000
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
ORI ELAN                                   Registered
  Equity Analyst, Small Value              Investment
  Equity Investment Management             Companies:             0               0                 0                    0
  Team
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                          Other Pooled            0               0                 0                    0
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                        Other Accounts:          13          $303,000,000           1               $32,000,000
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
GORDON A. JOHNSON                          Registered
  President and Chief Investment           Investment
  Officer - Allegiant Investment           Companies:
  Counselors (sub-adviser), Core                                  0               0                 0                    0
  Equity Investment Management
  Team
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                          Other Pooled            0               0                 0                    0
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                        Other Accounts:           2           $64,000,000           0                    0
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
JAMES E. MINEMAN                           Registered
  Director of Equity Research,             Investment
  Core Equity Investment                   Companies:             0               0                 0                    0
  Management Team
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                          Other Pooled            0               0                 0                    0
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                        Other Accounts:           2           $64,000,000           0                    0
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
PETER A. ROY                               Registered
  Vice President, Portfolio                Investment
  Manager, Core Equity                     Companies:             0               0                 0                    0
  Investment Management Team
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                          Other Pooled            0               0                 0                    0
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                        Other Accounts:           2           $64,000,000           0                    0
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------

---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                                                                               # OF ACCOUNTS
                                                             TOTAL # OF                         MANAGED WITH      TOTAL ASSETS WITH
                                                              ACCOUNTS                       PERFORMANCE-BASED    PERFORMANCE-BASED
    NAME OF PORTFOLIO MANAGER           TYPE OF ACCOUNTS       MANAGED       TOTAL ASSETS       ADVISORY FEE        ADVISORY FEE
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
LISA A. TETER                              Registered
  Vice President, Portfolio                Investment
  Manager, Core Equity                     Companies:             0               0                 0                    0
  Investment Management Team
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                          Other Pooled            0               0                 0                    0
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                        Other Accounts:           2           $64,000,000           0                    0
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
ANDREW HARDING                             Registered
  Senior Director for Taxable              Investment
  Fixed Income Investments,                Companies:             0               0                 0                    0
  Taxable Fixed Income
  Management Team
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                          Other Pooled            1          $13,000,000            0                    0
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                        Other Accounts:          384        $5,900,000,000          0                    0
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
CYNTHIA D. COLE                            Registered
  Director of Corporate Bond               Investment
  Investment, Taxable Fixed                Companies:             0               0                 0                    0
  Income Management Team
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                          Other Pooled            1          $13,000,000            0                    0
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                        Other Accounts:          384        $5,900,000,000          0                    0
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
TIMOTHY COMPAN, JR., CFA                   Registered
  Corporate Bond Specialist,               Investment
  Taxable Fixed Income                     Companies:             0               0                 0                    0
  Management Team
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                          Other Pooled            1          $13,000,000            0                    0
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                        Other Accounts:          384        $5,900,000,000          0                    0
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
MATTHEW DOWNING                            Registered
  Fixed Income Analyst, Taxable            Investment             0               0                 0                    0
  Fixed Income Management Team             Companies:
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                          Other Pooled            1          $13,000,000            0                    0
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                        Other Accounts:          384        $5,900,000,000          0                    0
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------

---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                                                                               # OF ACCOUNTS
                                                             TOTAL # OF                         MANAGED WITH      TOTAL ASSETS WITH
                                                              ACCOUNTS                       PERFORMANCE-BASED    PERFORMANCE-BASED
    NAME OF PORTFOLIO MANAGER           TYPE OF ACCOUNTS       MANAGED       TOTAL ASSETS       ADVISORY FEE        ADVISORY FEE
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
MARK LOZINA, CFA                           Registered
  Fixed Income Analyst, Taxable            Investment             0               0                 0                    0
  Fixed Income Management Team             Companies:
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                          Other Pooled            1          $13,000,000            0                    0
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                        Other Accounts:          384        $5,900,000,000          0                    0
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
CHRISTIAN SWANTEK                          Registered
  Director of Tax-Exempt Fixed             Investment
  Income Investment, Municipal             Companies:             0               0                 0                    0
  Fixed Income Team
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                          Other Pooled            0               0                 0                    0
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                        Other Accounts:           6          $44,000,000            0                    0
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
STEPHEN CARPENTER                          Registered
  Senior Portfolio Manager,                Investment             0               0                 0                    0
  Municipal Fixed Income Team              Companies:
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                          Other Pooled            0               0                 0                    0
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------
                                        Other Accounts:           6          $44,000,000            0                    0
---------------------------------- ------------------------ -------------- ---------------- -------------------- ------------------

DESCRIPTION OF COMPENSATION

                  The Adviser's compensation program for investment professionals is designed to be competitive and appropriate to attract and retain industry-leading talent. The Adviser's objective is to align portfolio managers' compensation with the long-term success of its clients. As determined annually, compensation is a combination of the following: (i) fixed cash base salary; (ii) variable performance based incentive compensation; and (iii) variable discretionary incentive compensation. The overall success of the Adviser determines the total amount of incentive compensation available to investment professionals. Incentive compensation may be in the form of cash or restricted stock, which vests over a four-year period. The Adviser believes that tying awards to both long term (since inception) and shorter term (1-year) performance closely aligns its investment professionals' interests with those of its clients.

                  An investment professional's variable compensation is determined through a process that evaluates quantitative and qualitative factors, however, not all factors apply to each investment professional. Among the factors considered are: pre-tax performance relative to an industry peer group defined by an independent, national consulting firm; contribution to the Adviser's team-oriented management process; revenue growth in strategies managed by a team; success of marketing/business development efforts and client servicing.

POTENTIAL CONFLICTS OF INTEREST

                  When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The side-by-side management of a Fund, separate accounts, proprietary accounts and pooled investment vehicles may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. In addition, certain trading practices, such as cross trading between a Fund and another account, raise conflicts of interest. The principal types of potential conflicts of interest that may arise are discussed below. Although the Trust and the Adviser have adopted procedures that they believe are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

     o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

     o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the portfolio manager will place the order in a manner intended to result in as favorable a price as possible for such client.

     o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

     o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

                  If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, the Trust and the Adviser seek to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increases the holding in such security.

OWNERSHIP OF SECURITIES

                  The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund that he or she manages as of May 31, 2005.

                                                    DOLLAR RANGE OF FUND
                                                  SHARES BENEFICIALLY OWNED
INTERNATIONAL EQUITY FUND
Martin Schulz                                           $1-10,000

LARGE CAP CORE EQUITY FUND
Christopher A. Wiles, CFA                               $0
Lawrence E. Eakin, Jr.                                  $0
Michael J. Halloran, CFA                                $0
Joe Famoso                                              $0

LARGE CAP GROWTH FUND
Christopher A. Wiles, CFA                               $10,001 - 50,000
Lawrence E. Eakin, Jr.                                  $1-10,000
Michael J. Halloran, CFA                                $1-10,000
Joe Famoso                                              $10,001 - 50,000

LARGE CAP VALUE FUND
Michael J. Chren, CFA                                   $100,001 - 500,000
Edward A. Johnson                                       $0

MID CAP GROWTH FUND
Hitesh Patel, PhD                                       $0
Paul Kleinaitis, CFA                                    $0
Rob Roquitte, CFA                                       $0
Steven Greiner, PhD                                     $0
Chen Chen                                               $0

MID CAP VALUE FUND
Michael E. Santelli, CFA, CPA                           $10,001 - 50,000
Alex L. Vallecillo, CFA                                 $10,001 - 50,000

S&P 500 INDEX FUND
Hitesh Patel, PhD                                       $0
Rita Ontko                                              $10,001 - 50,000
Steven Greiner, PhD                                     $0
Chen Chen                                               $0


SMALL CAP CORE FUND
Gordon A. Johnson                                       $100,001 - 500,000
James E. Mineman                                        $0
Peter A. Roy                                            $0
Lisa A. Teter                                           $0

SMALL CAP GROWTH FUND
Hitesh Patel, PhD                                       $0
Paul Kleinaitis, CFA                                    $0
Rob Roquitte, CFA                                       $0
Steven Greiner, PhD                                     $0
Chen Chen                                               $0

SMALL CAP VALUE FUND
John P. Micklitsch                                      $100,001 - 500,000
Ori Elan                                                $10,001 - 50,000

AGGRESSIVE ALLOCATION FUND
Brian L. Stine, CFA                                     $0
Crystal Stetzy                                          $0

BALANCED ALLOCATION FUND
Brian L. Stine, CFA                                     $0
Crystal Stetzy                                          $0

CONSERVATIVE ALLOCATION FUND
Brian L. Stine, CFA                                     $0
Crystal Stetzy                                          $0

BOND FUND
Andrew Harding                                          $0
Cynthia D. Cole                                         $0
Timothy Compan, Jr., CFA                                $0
Matthew Downing                                         $0
Mark Lozina, CFA                                        $0

GOVERNMENT MORTGAGE FUND
Andrew Harding                                          $0
Cynthia D. Cole                                         $0
Timothy Compan, Jr., CFA                                $0
Matthew Downing                                         $0
Mark Lozina, CFA                                        $0

INTERMEDIATE BOND FUND
Andrew Harding                                          $0
Cynthia D. Cole                                         $0
Timothy Compan, Jr., CFA                                $0
Matthew Downing                                         $0
Mark Lozina, CFA                                        $0

LIMITED MATURITY BOND FUND
Andrew Harding                                          $0
Cynthia D. Cole                                         $0
Timothy Compan, Jr., CFA                                $0
Matthew Downing                                         $0
Mark Lozina, CFA                                        $0

TOTAL RETURN ADVANTAGE FUND
Andrew Harding                                          $0
Cynthia D. Cole                                         $0
Timothy Compan, Jr., CFA                                $0
Matthew Downing                                         $0
Mark Lozina, CFA                                        $0

ULTRA SHORT BOND FUND
Andrew Harding                                          $0
Cynthia D. Cole                                         $0
Timothy Compan, Jr., CFA                                $0
Matthew Downing                                         $0
Mark Lozina, CFA                                        $0

INTERMEDIATE TAX EXEMPT BOND FUND
Christian Swantek                                       $0
Stephen Carpenter                                       $0

MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
Christian Swantek                                       $0
Stephen Carpenter                                       $0

OHIO INTERMEDIATE TAX EXEMPT BOND FUND
Christian Swantek                                       $0
Stephen Carpenter                                       $1-10,000

PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
Christian Swantek                                       $0
Stephen Carpenter                                       $0


PROXY VOTING POLICIES AND PROCEDURES

                  The Trust is required to disclose information concerning the Funds' proxy voting policies and procedures to shareholders. The Board of Trustees has delegated to the Adviser responsibility for implementing decisions regarding proxy voting for securities held by each Fund. The Adviser or the Sub-Adviser, as the case may be, will vote such proxies in accordance with the proxy policies and procedures, which have been reviewed by the Board of Trustees and adopted by the Trust, and which are found in Appendix C. Any material changes to the proxy policies and procedures will be submitted to the Board of Trustees for approval. Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 of each year will be available (1) without charge, upon request by calling 1-800-622-FUND (3863) and (2) on the SEC's website at http://www.sec.gov.

ADMINISTRATION AND ACCOUNTING SERVICES

                  The Trust has entered into a Co-Administration and Accounting Services Agreement ("Co-Administration Agreement") dated August 31, 2004 with PFPC and NCB, pursuant to which PFPC and NCB have agreed to serve as Co-Administrators to the Trust. This agreement superseded a prior agreement with all such parties dated June 1, 2003. Prior to June 1, 2003, SEI Investments Global Funds Services ("SIGFS") (formerly, SEI Investments Mutual Fund Services) and NCB (together with SIGFS, the "Previous Co-Administrators") served as the Previous Co-Administrators to the Trust pursuant to a Co-Administration Agreement effective as of August 1, 2000. SIGFS continued to provide certain administration and accounting services to the Trust until May 31, 2003.

                 The Co-Administrators provide a wide variety of accounting, shareholder and administrative services to the Trust under the Co-Administration Agreement. The Co-Administration Agreement provides that the Co-Administrators shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Co-Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Co-Administrators in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. The Co-Administration Agreement also provides that the Co-Administration Agreement creates no joint and/or several liability among the Co-Administrators with respect to any loss arising out of services provided by a specific Co-Administrator.

                  PFPC is a wholly owned subsidiary of PNC Financial Services Group. NCB is a wholly owned subsidiary of National City Corporation and an affiliate of the Adviser.

                  Under the Co-Administration Agreement, the Co-Administrators are entitled to receive administration fees with respect to each Fund, computed daily and paid monthly, at annual rates based on the average daily net assets of each Fund.


                  During the fiscal years ended May 31, 2005, 2004 and 2003 the Trust paid to the Co-Administrators, the Previous Co-Administrators and SIGFS, as appropriate, administration fees, net of fee waivers, as set forth below.

FUND                                            2005       2004        2003
----                                            ----       ----        ----
International Equity Fund...................$_______  $  217,100   $  277,766
Large Cap Core Equity Fund..................$_______  $  137,345   $   93,590
Large Cap Growth Fund.......................$_______  $  498,427   $  458,775
Large Cap Value Fund........................$_______  $  396,914   $  409,452
Mid Cap Growth Fund.........................$_______  $   68,424   $   76,198
Mid Cap Value Fund..........................$_______  $   38,598   $   12,822(1)
S&P 500 Index Fund..........................$_______  $  259,333   $  189,151
Small Cap Core Fund.........................$_______  $    2,753(2)         *
Small Cap Growth Fund.......................$_______  $  143,624   $  137,043
Small Cap Value Fund........................$_______  $  729,703   $  586,637
Aggressive Allocation Fund..................$_______  $    5,955   $    4,143
Balanced Allocation Fund....................$_______  $  106,695   $  100,654
Conservative Allocation Fund................$_______  $    5,946   $    4,887
Bond Fund ..................................$_______  $  372,393   $  490,444
Government Mortgage Fund....................$_______  $  172,729   $  152,592
Intermediate Bond Fund......................$_______  $  312,978   $  284,083
Limited Maturity Bond Fund..................$_______  $  237,234   $  187,319
Total Return Advantage Fund.................$_______  $  196,983   $  173,137
Ultra Short Bond Fund.......................$_______  $  110,897   $   30,186(3)
Intermediate Tax Exempt Bond Fund...........$_______  $  126,339   $  123,580
Michigan Intermediate Municipal Bond Fund...$_______  $  108,019   $  110,233
Ohio Intermediate Tax Exempt Bond Fund......$_______  $  128,116   $  121,973
Pennsylvania Intermediate Municipal
   Bond Fund................................$_______  $   40,573   $   39,359
Government Money Market Fund................$_______  $1,680,324   $1,882,238
Money Market Fund...........................$_______  $3,022,494   $3,734,791
Ohio Municipal Money Market Fund............$_______  $  192,621   $  201,200
Pennsylvania Tax Exempt Money Market Fund...$_______  $  130,769   $  137,139
Tax Exempt Money Market Fund................$_______  $  495,471   $  603,527
Treasury Money Market Fund..................$_______  $  423,847   $  401,671

-----------------------
*   Not in operation during the period.
(1) For the Period July 1, 2002  (commencement  of  operations) to May 31, 2003.
(2) For the period April 2, 2004  (commencement  of operations) to May 31, 2004.
(3) For the Period January 6, 2003 (commencement of operations) to May 31, 2003.

                  For the fiscal years ended May 31, 2005, 2004 and 2003, no administration fees were waived.

DISTRIBUTOR

                  The Distributor acts as principal underwriter for the Funds' shares pursuant to its Distribution Agreement with the Trust. The Distributor has its principal business office at 760 Moore Road, King of Prussia, Pennsylvania, 19406. Prior to May 1, 2003, SEI Investments Distribution Co. ("SEIDC") served as distributor of the Funds' shares. Shares are sold on a continuous basis. The Distributor will use all reasonable efforts in connection with distribution of shares of the Trust.

                  Unless otherwise terminated, the Distribution Agreement between the Trust and the Distributor continues in force and renews annually, provided that such annual renewal is approved by (i) either the vote of a majority of the Trustees of the Trust, or the vote of a majority of the outstanding voting securities of the Trust, and (ii) the vote of a majority of those Trustees of the Trust who are not parties to the Distribution Agreement or interested persons of any such party ("Qualified Trustees"), cast in person at a meeting called for the purpose of voting on the approval. The Distribution Agreement shall automatically terminate in the event of its assignment. In addition, the Distribution Agreement may at any time be terminated by the Distributor, by a vote of a majority of Qualified Trustees or by vote of a majority of the outstanding voting securities of the Trust upon not less than sixty days prior written notice to the other party.

         The Distributor was paid the following aggregate combined commissions on sales of Class A, Class B, and Class C shares during the last three fiscal years.

FUND                                               2005         2004        2003
----                                               ----         ----        ----
International Equity Fund....................  $             $          $
Large Cap Core Equity Fund...................  $             $          $
Large Cap Growth Fund........................  $             $          $
Large Cap Value Fund.........................  $             $          $
Mid Cap Growth Fund........................... $             $          $
Mid Cap Value Fund............................ $             $          $ __(1)
S & P 500 Index Fund.......................... $             $          $
Small Cap Core Fund........................... $             $__(2)     *
Small Cap Growth Fund......................... $             $          $
Small Cap Value Fund.......................... $             $          $
Aggressive Allocation Fund.................... $             $          $
Balanced Allocation Fund...................... $             $          $
Conservative Allocation Fund.................. $             $          $
Bond Fund..................................... $             $          $
Government Mortgage Fund...................... $             $          $
High Yield Bond Fund.......................... $             $          $
Intermediate Bond Fund........................ $             $          $
Limited Maturity Bond Fund.................... $             $          $
Strategic Income Bond Fund.................... $             $          $
Total Return Advantage Fund................... $             $          $
Ultra Short Bond Fund......................... $             $          $__(3)
Intermediate Tax Exempt Bond Fund............. $             $          $
Michigan Intermediate Municipal Bond Fund..... $             $          $
Ohio Intermediate Tax Exempt Bond Fund........ $             $          $
Pennsylvania Intermediate Municipal
   Bond Fund.................................. $             $          $
Government Money Market Fund.................. $             $          $
Money Market Fund............................. $             $          $
Ohio Municipal Money Market Fund.............. $             $          $
Pennsylvania Tax Exempt Money Market Fund..... $             $          $
Tax Exempt Money Market Fund.................. $             $          $
Treasury Money Market Fund.................... $             $          $

----------------
*   Not in operation during the period.
(2) For the Period July 1, 2002  (commencement  of  operations) to May 31, 2003.
(2) For the Period April 2, 2004  (commencement  of operations) to May 31, 2004.
(3) For the Period January 6, 2003 (commencement of operations) to May 31, 2003.

         The  Distributor   retained   approximately   the  following   combined
commissions on sales of Class A, Class B and Class C shares during the last three fiscal years:

FUND                                            2005       2004         2003
----                                            ----       ----         ----
International Equity Fund.................... $           $           $
Large Cap Core Equity Fund................... $           $           $
Large Cap Growth Fund........................ $           $           $
Large Cap Value Fund......................... $           $           $
Mid Cap Growth Fund.......................... $           $           $
Mid Cap Value Fund........................... $           $           $ __(1)
S & P 500 Index Fund......................... $           $           $
Small Cap Core Fund.......................... $           $__(2)      *
Small Cap Growth Fund........................ $           $           $
Small Cap Value Fund......................... $           $           $
Aggressive Allocation Fund................... $           $           $
Balanced Allocation Fund..................... $           $           $
Conservative Allocation Fund................. $           $           $
Bond Fund.................................... $           $           $
Government Mortgage Fund..................... $           $           $
High Yield Bond Fund......................... $           $           $
Intermediate Bond Fund....................... $           $           $
Limited Maturity Bond Fund................... $           $           $
Strategic Income Bond Fund................... $           $           $
Total Return Advantage Fund.................. $           $           $
Ultra Short Bond Fund........................ $           $           $__(3)
Intermediate Tax Exempt Bond Fund............ $           $           $
Michigan Intermediate Municipal Bond Fund.... $           $           $
Ohio Intermediate Tax Exempt Bond Fund....... $           $           $
Pennsylvania Intermediate Municipal
    Bond Fund................................ $           $           $
Government Money Market Fund................. $           $           $
Money Market Fund............................ $           $           $
Ohio Municipal Money Market Fund............. $           $           $
Pennsylvania Tax Exempt Money Market Fund.... $           $           $
Tax Exempt Money Market Fund................. $           $           $
Treasury Money Market Fund................... $           $           $

-----------------
*   Not in operation during the period.
(3) For the Period July 1, 2002  (commencement  of  operations) to May 31, 2003.
(2) For the Period April 2, 2004  (commencement  of operations) to May 31, 2004.
(3) For the Period January 6, 2003 (commencement of operations) to May 31, 2003.

DISTRIBUTION PLANS AND RELATED AGREEMENT


                  Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Distribution Plan for Class A and Class I Shares (the "A and I Shares Plan"), a Distribution Plan for Class B Shares ("B Shares Plan"), a Distribution Plan for Class C Shares (the "C Shares Plan") and a Distribution Plan for Class R Shares (the "R Shares Plan" and, collectively, the "Plans") which permit the Trust to bear certain expenses in connection with the distribution of Class I Shares and Class A Shares, Class B Shares, Class C Shares and Class R Shares respectively. As required by Rule 12b-1, the Trust's Plans and any related agreements have been approved, and are subject to annual approval by, a majority of the Trust's Board of Trustees, and by a majority of the trustees who are not interested persons of the Trust and have no direct or indirect interest in the operation of the Plans or any agreement relating to the Plans, by vote cast in person at a meeting called for the purpose of voting on the Plans and related agreements. In compliance with the Rule, the trustees requested and evaluated information they thought necessary to an informed determination of whether the Plans and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plans and related agreements will benefit the Trust and its shareholders. For instance, asset growth resulting from the Plan can be expected to benefit Trust shareholders through the realization of economies of scale and potentially lower expense levels.


                  Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a Fund (in the Trust's case, the Distributor) provide for the trustees' review quarterly reports on the amounts expended and the purposes for the expenditures.

                  Any change in the Plans that would materially increase the distribution expenses of a class would require approval by the shareholders of such class, but otherwise, the Plans may be amended by the trustees, including a majority of the disinterested trustees who do not have any direct or indirect financial interest in the Plans or related agreements. The Plans and related agreements may be terminated as to a particular Fund or class by a vote of the Trust's disinterested trustees or by vote of the shareholders of the Fund or class in question, on not more than 60 days' written notice. The selection and nomination of disinterested trustees has been committed to the discretion of such disinterested trustees as required by the Rule.

                  The A and I Shares Plan provides that each Fund will reimburse the Distributor for distribution expenses related to the distribution of Class A Shares and Class I Shares in an amount not to exceed .10% per annum of the average aggregate net assets of such shares. Costs and expenses reimbursable under the A and I Shares Plan are (a) direct and indirect costs and expenses incurred in connection with the advertising and marketing of a Fund's Class A Shares and Class I Shares, including but not limited to any advertising or marketing via radio, television, newspapers, magazines, or direct mail solicitation, and (b) direct and indirect costs and expenses incurred in preparing, printing and distributing a Fund's prospectus for such shares (except those used for regulatory purposes or for distribution to existing shareholders) and in implementing and operating the A and I Shares Plan.

                  The B Shares Plan provides that the Funds will compensate the Distributor from Class B Share assets for distribution of Class B Shares in an amount not to exceed .75% per annum (.65% with respect to the Aggressive Allocation and Conservative Allocation Funds) of the average daily net assets of such class. The C Shares Plan provides that the Funds may compensate the Distributor from Class C Share assets for distribution of Class C Shares in an amount not to exceed .75% (.65% with respect to the Aggressive Allocation and Conservative Allocation Funds) per annum of the average daily net assets of such shares. The R Shares Plan provides that the Funds will compensate the Distributor from Class R Shares assets for distribution of Class R Shares in an amount not to exceed .60% per annum of the average daily net assets of such class. Payments to the Distributor under the B Shares Plan, C Shares Plan and R Shares Plan are to be used by the Distributor to cover expenses and activities primarily intended to result in the sale of a Fund's Class B Shares, Class C Shares and Class R Shares, respectively. Such expenses and activities may include but are not limited to: (a) direct out-of-pocket promotional expenses incurred by the Distributor in advertising and marketing Class B Shares, Class C Shares and Class R Shares; (b) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature; (c) expenses incurred in connection with printing and mailing Prospectuses and Statements of Additional Information to other than current shareholders; (d) periodic payments or commissions to one or more securities dealers, brokers, financial institutions or other industry professionals, such as investment advisers, accountants, and estate planning firms (each a "Distribution Organization") with respect to a Fund's Class B Shares, Class C Shares or Class R Shares beneficially owned by customers for whom the Distribution Organization is the dealer of record or holder of record of such Class B Shares, Class C Shares or Class R Shares; (e) the direct or indirect cost of financing the payments or expenses included in (a) and (d) above; or (f) for such other services as may be construed, by any court or governmental agency or commission, including the SEC, to constitute distribution services under the 1940 Act or rules and regulations thereunder.

During the fiscal year ended May 31, 2005, the Trust paid the Distributor the following amounts under the A and I Shares Plan.

FUND                                                          2005
----                                                          ----
International Equity Fund
     A Shares................................................. $
     I Shares................................................. $
Large Cap Core Equity Fund
     A Shares................................................. $
     I Shares................................................. $
Large Cap Growth Fund
     A Shares................................................. $
     I Shares................................................. $
Large Cap Value Fund
     A Shares................................................. $
     I Shares................................................. $
Mid Cap Growth Fund
     A Shares................................................. $
     I Shares................................................. $
Mid Cap Value Fund
     A Shares................................................. $
     I Shares................................................. $
S & P 500 Index Fund
     A Shares................................................. $
     I Shares................................................. $
Small Cap Core Fund
     A Shares................................................. $
     I Shares................................................. $
Small Cap Growth Fund
     A Shares................................................. $
     I Shares................................................. $
Small Cap Value Fund
     A Shares................................................. $
     I Shares................................................. $
Aggressive Allocation Fund
     A Shares................................................. $
     I Shares................................................. $
Balanced Allocation Fund
     A Shares................................................. $
     I Shares................................................. $
Conservative Allocation Fund
     A Shares................................................. $
     I Shares................................................. $
Bond Fund
     A Shares................................................. $
     I Shares................................................. $
Government Mortgage Fund
     A Shares................................................. $
     I Shares................................................. $
High Yield Bond Fund
     A Shares................................................. $
     I Shares................................................. $

FUND                                                          2005
----                                                          ----
Intermediate Bond Fund
     A Shares................................................. $
     I Shares................................................. $
Limited Maturity Bond Fund
     A Shares................................................. $
     I Shares................................................. $
Strategic Income Bond Fund
     A Shares................................................. $
     I Shares................................................. $
Total Return Advantage Fund
     A Shares................................................. $
     I Shares................................................. $
Ultra Short Bond Fund
     A Shares................................................. $
     I Shares................................................. $
Intermediate Tax Exempt Bond Fund
     A Shares................................................. $
     I Shares................................................. $
Michigan Intermediate Municipal Bond Fund
     A Shares................................................. $
     I Shares................................................. $
Ohio Intermediate Tax Exempt Bond Fund
     A Shares................................................. $
     I Shares................................................. $
Pennsylvania Intermediate Municipal Bond Fund
     A Shares................................................. $
     I Shares................................................. $
Government Money Market Fund
     A Shares................................................. $
     I Shares................................................. $
Money Market Fund
     A Shares................................................. $
     I Shares................................................. $
Ohio Municipal Money Market Fund
     A Shares................................................. $
     I Shares................................................. $
Pennsylvania Tax Exempt Money Market Fund
     A Shares................................................. $
     I Shares................................................. $
Tax Exempt Money Market Fund
     A Shares................................................. $
     I Shares................................................. $
Treasury Money Market Fund
     A Shares................................................. $
     I Shares................................................. $

         During the fiscal year ended May 31, 2005, the Trust paid the Distributor the following amounts under the B Shares Plan.

FUND                                                          2005
----                                                          ----
International Equity Fund..................................... $
Large Cap Core Equity Fund.................................... $
Large Cap Growth Fund......................................... $
Large Cap Value Fund.......................................... $
Mid Cap Growth Fund........................................... $
Mid Cap Value Fund............................................ $
S & P 500 Index Fund.......................................... $
Small Cap Core Fund........................................... $
Small Cap Growth Fund......................................... $
Small Cap Value Fund.......................................... $
Aggressive Allocation Fund.................................... $
Balanced Allocation Fund...................................... $
Conservative Allocation Fund.................................. $
Bond Fund..................................................... $
Government Mortgage Fund...................................... $
High Yield Bond Fund.......................................... $
Intermediate Bond Fund........................................ $
Limited Maturity Bond Fund.................................... $
Strategic Income Bond Fund.................................... $
Total Return Advantage Fund................................... $
Ultra Short Bond Fund......................................... $
Intermediate Tax Exempt Bond Fund............................. $
Michigan Intermediate Municipal Bond Fund..................... $
Ohio Intermediate Tax Exempt Bond Fund........................ $
Pennsylvania Intermediate Municipal Bond Fund................. $
Government Money Market Fund.................................. $
Money Market Fund............................................. $
Ohio Municipal Money Market Fund.............................. $
Pennsylvania Tax Exempt Money Market Fund..................... $
Tax Exempt Money Market Fund.................................. $
Treasury Money Market Fund.................................... $

         During the fiscal year ended May 31, 2005, the Trust paid the Distributor the following amounts under the C Shares Plan.

FUND                                                          2005
----                                                          ----
International Equity Fund......................................$
Large Cap Core Equity Fund.....................................$
Large Cap Growth Fund..........................................$
Large Cap Value Fund...........................................$
Mid Cap Growth Fund............................................$
Mid Cap Value Fund.............................................$
S & P 500 Index Fund...........................................$
Small Cap Core Fund............................................$
Small Cap Growth Fund..........................................$
Small Cap Value Fund...........................................$
Aggressive Allocation Fund.....................................$
Balanced Allocation Fund.......................................$
Conservative Allocation Fund...................................$
Bond Fund......................................................$
Government Mortgage Fund.......................................$
High Yield Bond Fund...........................................$
Intermediate Bond Fund.........................................$
Limited Maturity Bond Fund.....................................$
Strategic Income Bond Fund.....................................$
Total Return Advantage Fund....................................$
Ultra Short Bond Fund..........................................$
Intermediate Tax Exempt Bond Fund..............................$
Michigan Intermediate Municipal Bond Fund......................$
Ohio Intermediate Tax Exempt Bond Fund.........................$
Pennsylvania Intermediate Municipal Bond Fund..................$
Government Money Market Fund...................................$
Money Market Fund..............................................$
Ohio Municipal Money Market Fund...............................$
Pennsylvania Tax Exempt Money Market Fund......................$
Tax Exempt Money Market Fund...................................$
Treasury Money Market Fund.....................................$

         During the fiscal year ended May 31, 2005, the Trust paid the Distributor the following amounts under the R Shares Plan.

FUND                                                          2005
----                                                          ----
International Equity Fund..................................... $
Large Cap Core Equity Fund.................................... $
Large Cap Growth Fund......................................... $
Large Cap Value Fund.......................................... $
Mid Cap Growth Fund........................................... *
Mid Cap Value Fund............................................ $
S & P 500 Index Fund.......................................... $
Small Cap Core Fund........................................... *
Small Cap Growth Fund......................................... $
Small Cap Value Fund.......................................... *
Aggressive Allocation Fund.................................... *
Balanced Allocation Fund...................................... *
Conservative Allocation Fund.................................. *
Bond Fund..................................................... *
Government Mortgage Fund...................................... $
High Yield Bond Fund.......................................... $
Intermediate Bond Fund........................................ *
Limited Maturity Bond Fund.................................... $
Strategic Income Bond Fund.................................... *
Total Return Advantage Fund................................... $
Ultra Short Bond Fund......................................... *
Money Market Fund............................................. *
------------------------------------
*        Not in operation during the period

         During the fiscal year ended May 31, 2005, the Distributor incurred the following expenses in connection with distribution under the A and I Shares Plan.

                                                                                                PRINTING AND   PREPARATION
                                                                   COMPENSATION    ALLOCABLE     MAILING OF        AND
                                                                   AND EXPENSES    OVERHEAD,    PROSPECTUSES   DISTRIBUTION
                                                                      OF THE       TELEPHONE   TO OTHER THAN     OF SALES
                                                                   DISTRIBUTOR        AND          THAN         LITERATURE
FUND                                           COMPENSATION TO    AND ITS SALES     TRAVEL        CURRENT          AND
                                                    DEALERS         PERSONNEL      EXPENSES     SHAREHOLDERS   ADVERTISING   TOTALS
                                               ---------------    -------------   ----------    ------------   -----------   ------
International Equity Fund
     Class A.................................  $                  $               $            $               $             $
     Class I.................................  $                  $               $            $               $             $
Large Cap Core Equity Fund
     Class A.................................  $                  $               $            $               $             $
     Class I.................................  $                  $               $            $               $             $
Large Cap Growth Fund
     Class A.................................  $                  $               $            $               $             $
     Class I.................................  $                  $               $            $               $             $
Large Cap Value Fund
     Class A.................................  $                  $               $            $               $             $
     Class I.................................  $                  $               $            $               $             $
Mid Cap Growth Fund
     Class A.................................  $                  $               $            $               $             $
     Class I.................................  $                  $               $            $               $             $
Mid Cap Value Fund
     Class A.................................  $                  $               $            $               $             $
     Class I.................................  $                  $               $            $               $             $
S & P 500 Index Fund
     Class A.................................  $                  $               $            $               $             $
     Class I.................................  $                  $               $            $               $             $
Small Cap Core Fund
     Class A.................................  $                  $               $            $               $             $
     Class I.................................  $                  $               $            $               $             $
Small Cap Growth Fund
     Class A.................................  $                  $               $            $               $             $
     Class I.................................  $                  $               $            $               $             $

                                                                                                PRINTING AND   PREPARATION
                                                                   COMPENSATION    ALLOCABLE     MAILING OF        AND
                                                                   AND EXPENSES    OVERHEAD,    PROSPECTUSES   DISTRIBUTION
                                                                      OF THE       TELEPHONE   TO OTHER THAN     OF SALES
                                                                   DISTRIBUTOR        AND          THAN         LITERATURE
FUND                                           COMPENSATION TO    AND ITS SALES     TRAVEL        CURRENT          AND
                                                    DEALERS         PERSONNEL      EXPENSES     SHAREHOLDERS   ADVERTISING   TOTALS
                                               ---------------    -------------   ----------    ------------   -----------   ------
Small Cap Value Fund
     Class A.................................  $                  $               $            $               $             $
     Class I.................................  $                  $               $            $               $             $
Aggressive Allocation Fund
     Class A.................................  $                  $               $            $               $             $
     Class I.................................  $                  $               $            $               $             $
Balanced Allocation Fund
     Class A.................................  $                  $               $            $               $             $
     Class I.................................  $                  $               $            $               $             $
Conservative Allocation Fund
     Class A.................................  $                  $               $            $               $             $
     Class I.................................  $                  $               $            $               $             $
Bond Fund
     Class A.................................  $                  $               $            $               $             $
     Class I.................................  $                  $               $            $               $             $
Government Mortgage Fund
     Class A.................................  $                  $               $            $               $             $
     Class I.................................  $                  $               $            $               $             $
High Yield Bond Fund
     Class A.................................  $                  $               $            $               $             $
     Class I.................................  $                  $               $            $               $             $
Intermediate Bond Fund
     Class A.................................  $                  $               $            $               $             $
     Class I.................................  $                  $               $            $               $             $
Limited Maturity Bond Fund
     Class A.................................  $                  $               $            $               $             $
     Class I.................................  $                  $               $            $               $             $
Strategic Income Bond Fund
     Class A.................................  $                  $               $            $               $             $
     Class I.................................  $                  $               $            $               $             $

                                                                                                PRINTING AND   PREPARATION
                                                                   COMPENSATION    ALLOCABLE     MAILING OF        AND
                                                                   AND EXPENSES    OVERHEAD,    PROSPECTUSES   DISTRIBUTION
                                                                      OF THE       TELEPHONE   TO OTHER THAN     OF SALES
                                                                   DISTRIBUTOR        AND          THAN         LITERATURE
FUND                                           COMPENSATION TO    AND ITS SALES     TRAVEL        CURRENT          AND
                                                    DEALERS         PERSONNEL      EXPENSES     SHAREHOLDERS   ADVERTISING   TOTALS
                                               ---------------    -------------   ----------    ------------   -----------   ------
Total Return Advantage Fund
     Class A.................................  $                  $               $            $               $             $
     Class I.................................  $                  $               $            $               $             $
Ultra Short Bond Fund
     Class A.................................  $                  $               $            $               $             $
     Class I.................................  $                  $               $            $               $             $
Intermediate Tax Exempt Bond Fund
     Class A.................................  $                  $               $            $               $             $
     Class I.................................  $                  $               $            $               $             $
Michigan Intermediate Municipal Bond Fund
     Class A.................................  $                  $               $            $               $             $
     Class I.................................  $                  $               $            $               $             $
Ohio Intermediate Tax Exempt Bond Fund
     Class A.................................  $                  $               $            $               $             $
     Class I.................................  $                  $               $            $               $             $
Pennsylvania Intermediate Municipal Bond Fund
     Class A.................................  $                  $               $            $               $             $
     Class I.................................  $                  $               $            $               $             $
Government Money Market Fund
     Class A.................................  $                  $               $            $               $             $
     Class I.................................  $                  $               $            $               $             $
Money Market Fund
     Class A.................................  $                  $               $            $               $             $
     Class I.................................  $                  $               $            $               $             $
Ohio Municipal Money Market Fund
     Class A.................................  $                  $               $            $               $             $
     Class I...................................$                  $               $            $               $             $
Pennsylvania Tax Exempt Money Market Fund
     Class A.................................  $                  $               $            $               $             $
     Class I.................................  $                  $               $            $               $             $

                                                                                                PRINTING AND   PREPARATION
                                                                   COMPENSATION    ALLOCABLE     MAILING OF        AND
                                                                   AND EXPENSES    OVERHEAD,    PROSPECTUSES   DISTRIBUTION
                                                                      OF THE       TELEPHONE   TO OTHER THAN     OF SALES
                                                                   DISTRIBUTOR        AND          THAN         LITERATURE
FUND                                           COMPENSATION TO    AND ITS SALES     TRAVEL        CURRENT          AND
                                                    DEALERS         PERSONNEL      EXPENSES     SHAREHOLDERS   ADVERTISING   TOTALS
                                               ---------------    -------------   ----------    ------------   -----------   ------
Tax Exempt Money Market Fund
     Class A.................................  $                  $               $            $               $             $
     Class I.................................  $                  $               $            $               $             $
Treasury Money Market Fund
     Class A.................................  $                  $               $            $               $             $
     Class I.................................  $                  $               $            $               $             $

     During the fiscal year ended May 31, 2005, the Distributor incurred the following expenses in connection with distribution under the B Shares Plan.

                                                                                                PRINTING AND   PREPARATION
                                                                   COMPENSATION    ALLOCABLE     MAILING OF        AND
                                                                   AND EXPENSES    OVERHEAD,    PROSPECTUSES   DISTRIBUTION
                                                                      OF THE       TELEPHONE   TO OTHER THAN     OF SALES
                                                                   DISTRIBUTOR        AND          THAN         LITERATURE
FUND                                           COMPENSATION TO    AND ITS SALES     TRAVEL        CURRENT          AND
                                                    DEALERS         PERSONNEL      EXPENSES     SHAREHOLDERS   ADVERTISING   TOTALS
                                               ---------------    -------------   ----------    ------------   -----------   ------
International Equity Fund...................  $                  $               $            $               $             $
Large Cap Core Equity Fund..................  $                  $               $            $               $             $
Large Cap Growth Fund.......................  $                  $               $            $               $             $
Large Cap Value Fund........................  $                  $               $            $               $             $
Mid Cap Growth Fund.........................  $                  $               $            $               $             $
Mid Cap Value Fund..........................  $                  $               $            $               $             $
S & P 500 Index Fund........................  $                  $               $            $               $             $
Small Cap Core Fund.........................  $                  $               $            $               $             $
Small Cap Growth Fund.......................  $                  $               $            $               $             $
Small Cap Value Fund........................  $                  $               $            $               $             $
Aggressive Allocation Fund..................  $                  $               $            $               $             $
Balanced Allocation Fund....................  $                  $               $            $               $             $

                                                                                                PRINTING AND   PREPARATION
                                                                   COMPENSATION    ALLOCABLE     MAILING OF        AND
                                                                   AND EXPENSES    OVERHEAD,    PROSPECTUSES   DISTRIBUTION
                                                                      OF THE       TELEPHONE   TO OTHER THAN     OF SALES
                                                                   DISTRIBUTOR        AND          THAN         LITERATURE
FUND                                           COMPENSATION TO    AND ITS SALES     TRAVEL        CURRENT          AND
                                                    DEALERS         PERSONNEL      EXPENSES     SHAREHOLDERS   ADVERTISING   TOTALS
                                               ---------------    -------------   ----------    ------------   -----------   ------
Conservative Allocation Fund................  $                  $               $            $               $             $
Bond Fund...................................  $                  $               $            $               $             $
Government Mortgage Fund....................  $                  $               $            $               $             $
High Yield Bond Fund........................  $                  $               $            $               $             $
Intermediate Bond Fund......................  $                  $               $            $               $             $
Limited Maturity Bond Fund..................  $                  $               $            $               $             $
Strategic Income Bond Fund..................  $                  $               $            $               $             $
Total Return Advantage Fund.................  $                  $               $            $               $             $
Ultra Short Bond Fund.......................  $                  $               $            $               $             $
Intermediate Tax Exempt Bond Fund...........  $                  $               $            $               $             $
Michigan Intermediate Municipal Bond Fund...  $                  $               $            $               $             $
Ohio Intermediate Tax Exempt Bond Fund......  $                  $               $            $               $             $
Pennsylvania Intermediate Municipal
  Bond Fund.................................  $                  $               $            $               $             $
Government Money Market Fund................  $                  $               $            $               $             $
Money Market Fund...........................  $                  $               $            $               $             $
Ohio Municipal Money Market Fund............  $                  $               $            $               $             $
Pennsylvania Tax Exempt Money Market Fund...  $                  $               $            $               $             $
Tax Exempt Money Market Fund................  $                  $               $            $               $             $
Treasury Money Market Fund..................  $                  $               $            $               $             $

During the fiscal year ended May 31, 2005, the Distributor incurred the following expenses in connection with distribution under the C Shares Plan.

                                                                                                PRINTING AND   PREPARATION
                                                                   COMPENSATION    ALLOCABLE     MAILING OF        AND
                                                                   AND EXPENSES    OVERHEAD,    PROSPECTUSES   DISTRIBUTION
                                                                      OF THE       TELEPHONE   TO OTHER THAN     OF SALES
                                                                   DISTRIBUTOR        AND          THAN         LITERATURE
FUND                                           COMPENSATION TO    AND ITS SALES     TRAVEL        CURRENT          AND
                                                    DEALERS         PERSONNEL      EXPENSES     SHAREHOLDERS   ADVERTISING   TOTALS
                                               ---------------    -------------   ----------    ------------   -----------   ------
International Equity Fund..................... $                  $               $            $               $             $
Large Cap Core Equity Fund.................... $                  $               $            $               $             $
Large Cap Growth Fund......................... $                  $               $            $               $             $
Large Cap Value Fund.......................... $                  $               $            $               $             $
Mid Cap Growth Fund........................... $                  $               $            $               $             $
Mid Cap Value Fund............................ $                  $               $            $               $             $
S & P 500 Index Fund.......................... $                  $               $            $               $             $
Small Cap Core Fund........................... $                  $               $            $               $             $
Small Cap Growth Fund......................... $                  $               $            $               $             $
Small Cap Value Fund.......................... $                  $               $            $               $             $
Aggressive Allocation Fund.................... $                  $               $            $               $             $
Balanced Allocation Fund...................... $                  $               $            $               $             $
Conservative Allocation Fund...................$                  $               $            $               $             $
Bond Fund......................................$                  $               $            $               $             $
Government Mortgage Fund.......................$                  $               $            $               $             $
High Yield Bond Fund...........................$                  $               $            $               $             $
Intermediate Bond Fund.........................$                  $               $            $               $             $
Limited Maturity Bond Fund.....................$                  $               $            $               $             $
Strategic Income Bond Fund.....................$                  $               $            $               $             $
Total Return Advantage Fund....................$                  $               $            $               $             $
Ultra Short Bond Fund..........................$                  $               $            $               $             $
Intermediate Tax Exempt Bond Fund..............$                  $               $            $               $             $
Michigan Intermediate Municipal Bond Fund......$                  $               $            $               $             $
Ohio Intermediate Tax Exempt Bond Fund.........$                  $               $            $               $             $
Pennsylvania Intermediate Municipal Bond Fund..$                  $               $            $               $             $
Government Money Market Fund...................$                  $               $            $               $             $
Money Market Fund..............................$                  $               $            $               $             $
Ohio Municipal Money Market Fund...............$                  $               $            $               $             $
Pennsylvania Tax Exempt Money Market Fund......$                  $               $            $               $             $
Tax Exempt Money Market Fund...................$                  $               $            $               $             $
Treasury Money Market Fund.....................$                  $               $            $               $             $

         During the fiscal year ended May 31, 2005, the Distributor incurred the following expenses in connection with distribution under the R Shares Plan.

                                                                                                PRINTING AND   PREPARATION
                                                                   COMPENSATION    ALLOCABLE     MAILING OF        AND
                                                                   AND EXPENSES    OVERHEAD,    PROSPECTUSES   DISTRIBUTION
                                                                      OF THE       TELEPHONE   TO OTHER THAN     OF SALES
                                                                   DISTRIBUTOR        AND          THAN         LITERATURE
FUND                                           COMPENSATION TO    AND ITS SALES     TRAVEL        CURRENT          AND
                                                    DEALERS         PERSONNEL      EXPENSES     SHAREHOLDERS   ADVERTISING   TOTALS
                                               ---------------    -------------   ----------    ------------   -----------   ------
International Equity Fund...................... $
Large Cap Core Equity Fund..................... $
Large Cap Growth Fund.......................... $
Large Cap Value Fund........................... $
Mid Cap Growth Fund............................ *
Mid Cap Value Fund............................. $
S & P 500 Index Fund........................... $
Small Cap Core Fund............................ *
Small Cap Growth Fund.......................... $
Small Cap Value Fund........................... *
Aggressive Allocation Fund..................... *
Balanced Allocation Fund....................... *
Conservative Allocation Fund................... *
Bond Fund...................................... *
Government Mortgage Fund....................... $
High Yield Bond Fund........................... $
Intermediate Bond Fund......................... *
Limited Maturity Bond Fund..................... $
Strategic Income Bond Fund..................... *
Total Return Advantage Fund.................... $

                                                                                                PRINTING AND   PREPARATION
                                                                   COMPENSATION    ALLOCABLE     MAILING OF        AND
                                                                   AND EXPENSES    OVERHEAD,    PROSPECTUSES   DISTRIBUTION
                                                                      OF THE       TELEPHONE   TO OTHER THAN     OF SALES
                                                                   DISTRIBUTOR        AND          THAN         LITERATURE
FUND                                           COMPENSATION TO    AND ITS SALES     TRAVEL        CURRENT          AND
                                                    DEALERS         PERSONNEL      EXPENSES     SHAREHOLDERS   ADVERTISING   TOTALS
                                               ---------------    -------------   ----------    ------------   -----------   ------
Ultra Short Bond Fund.......................... *
Money Market Fund.............................. *

-----------------------------------
* Not in operation during the period

                  The Adviser,  its  affiliates  or the Funds'  Distributor  may provide additional cash payments out of its own resources to financial intermediaries that sell shares of the Funds or provide other services. Such payments are in addition to any sales charges, 12b-1 fees and/or shareholder services fees paid by the Funds. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, record-keeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list or in other sales programs, as consistent with applicable rules of the SEC and National Association of Securities Dealers. These payments sometimes are referred to as "revenue sharing." In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the Funds to you, subject to their suitability as an investment option. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of the Funds' shares or the provision of services to the Funds.

                  From time to time, the Adviser or the Funds' Distributor also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts, occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.


CUSTODIAN SERVICES AND TRANSFER AGENCY AGREEMENTS


                  NCB, with offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Trust's custodian with respect to the Funds. Under its Custodian Services Agreement, NCB has agreed to:


                  (i) maintain a separate account or accounts in the name of each Fund;

                  (ii) hold and disburse portfolio securities on account of the Funds;

                  (iii) collect and make disbursements of money on behalf of the
                        Funds;

                  (iv)  collect and receive  all income and other  payments  and
                        distributions   on  account  of  the  Funds'   portfolio
                        securities;

                  (v) respond to correspondence by security brokers and others relating to its duties; and

                  (vi)  make   periodic   reports  to  the  Board  of   Trustees
                        concerning the Funds' operations.

                  NCB is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that it shall remain responsible for the performance of all of its duties under the Custodian Services Agreement and shall hold the Funds harmless from the acts and omissions of any bank or trust company serving as sub-custodian. Each Fund reimburses NCB for its direct and indirect costs and expenses incurred in rendering custodial services.


                  For its services as the Trust's custodian, NCB receives fees at the following rates (i) 0.007% of the first $5 billion of combined average gross assets of the Trust; (ii) 0.004% of the next $5 billion of combined average gross assets; and (iii) 0.002% of combined average gross assets in excess of $10 billion. NCB also receives a bundled transaction charge of 0.25% of the monthly asset-based custodial fee and is reimbursed for out-of-pocket expenses.

                  State Street Bank and Trust Company (the "Transfer Agent"), P.O. Box 8421 Boston, Massachusetts 02266-8421 serves as the Trust's transfer agent and dividend disbursing agent with respect to the Funds. Under its Transfer Agency Agreement, the Transfer Agent has agreed to:


                  (i)   issue and redeem shares of the Funds;

                  (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders;


                  (iii) respond to correspondence by security brokers and others relating to its duties;

                  (iv)  maintain shareholder accounts; and

                  (v)   make   periodic   reports  to  the  Board  of   Trustees
                        concerning the Fund's operations.

                  The Transfer Agent sends each shareholder of record periodic statements showing the total number of shares owned as of the last business day of the period (as well as the dividends paid during the current period and year), and provides each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's account with each Fund.

                            SHAREHOLDER SERVICES PLAN


                  The Trust has implemented a Shareholder Services Plan with respect to Class A Shares, Class B Shares and Class C Shares (the "Services
Plan") pursuant to which the Trust may enter into agreements with financial institutions pertaining to the provision of administrative services to their customers who are the beneficial owners of a Fund's Class A Shares, Class B Shares or Class C Shares in consideration for payments for such services. The Services Plan provides for the payment (on an annualized basis) of up to 0.25% of the NAV attributable to each Fund's Class A Shares, Class B Shares or Class C Shares held by a financial institution's customers.


                  Services under the Services Plan may include:

                  (i)   aggregating  and  processing   purchase  and  redemption
                        requests from customers;


                  (ii) providing customers with a service that invests the assets of their accounts in Class A Shares, Class B Shares or Class C Shares;


                  (iii) processing dividend payments from the Funds;


                  (iv) providing information periodically to customers showing their position in Class A Shares, Class B Shares or Class C Shares;


                  (v)   arranging for bank wires;


                  (vi) responding to customer inquiries relating to the services performed with respect to Class A Shares, Class B Shares or Class C Shares beneficially owned by customers;

                 (vii)  providing   subaccounting  for  customers  or  providing
                        information to the transfer agent for subaccounting;

                 (viii) forwarding shareholder communications; and

                 (ix)   other similar services requested by the Trust.

                  Agreements between the Trust and financial institutions will be terminable at any time by the Trust without penalty.

                             PORTFOLIO TRANSACTIONS



                  Pursuant to the Advisory Agreements and the Sub-Advisory Agreement, the Adviser and Sub-Adviser are responsible for making decisions with respect to and placing orders for all purchases and sales of portfolio securities for the Funds. The Adviser and Sub-Adviser purchase portfolio securities either directly from the issuer or from an underwriter or broker and/or dealer making a market in the securities involved. Purchases from an underwriter of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up.

                  For the  last   three fiscal years,  the Funds  paid brokerage
commissions in the aggregate as follows:

FUND                                         2005     2004           2003
----                                         ----     ----           ----
International Equity Fund..................$_____  $1,411,450    $1,549,022
Large Cap Core Equity Fund.................$_____  $  307,851    $  354,664
Large Cap Growth Fund......................$_____  $1,576,768    $1,905,163
Large Cap Value Fund.......................$_____  $  854,451    $  609,518
Mid Cap Growth Fund........................$_____  $1,076,756    $  349,492
Mid Cap Value Fund.........................$_____  $  203,902    $  154,493(1)
S&P 500 Index Fund.........................$_____  $   35,658    $   67,411
Small Cap Core Fund........................$_____  $   58,246(2) *
Small Cap Growth Fund......................$_____  $5,767,660    $1,413,855
Small Cap Value Fund.......................$_____  $6,145,384    $4,997,753
Aggressive Allocation Fund.................$______ $        0    $        0
Balanced Allocation Fund...................$_____  $  560,504    $  457,529
Conservative Allocation Fund...............$______ $        0    $        0
Bond Fund..................................$______ $        0    $        0
Government Mortgage Fund...................$______ $        0    $        0
Intermediate Bond Fund.....................$______ $        0    $        0
Limited Maturity Bond Fund.................$______ $        0    $        0
Total Return Advantage Fund................$______ $        0    $        0
Ultra Short Bond Fund......................$______ $        0    $        0(3)
Intermediate Tax Exempt Bond Fund..........$______ $        0    $        0
Michigan Intermediate Municipal Bond Fund..$______ $        0    $        0
Ohio Intermediate Tax Exempt Bond Fund.....$______ $        0    $        0
Pennsylvania Intermediate Municipal
   Bond Fund...............................$______ $        0    $        0
------------------------------

*   Not in operation during the period.
(1) For the period July 1, 2002  (commencement  of  operations) to May 31, 2003.
(2) For the period April 2, 2004  (commencement  of operations) to May 31, 2004.
(3) For the period January 6, 2003 (commencement of operations) to May 31, 2003.

                  While the Adviser and Sub-Adviser generally seek competitive spreads or commissions, they may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser and Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to shareholders. Under the Advisory Agreements and the Sub-Advisory Agreement, pursuant to Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser and Sub-Adviser are authorized to negotiate and pay higher brokerage commissions in exchange for research services rendered by broker-dealers. Subject to this consideration, broker-dealers who provide supplemental investment research to the Adviser and Sub-Adviser may receive orders for transactions by the Funds. Such research services may include research reports on companies, industries and securities; economic and financial data; financial publications; computer databases; quotation equipment and services; and research oriented computer hardware, software and other services. Nevertheless, research services are only one of many factors considered in selecting broker-dealers. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and Sub-Adviser and does not reduce the fees payable to the Adviser by the Funds or to the Sub-Adviser by the Adviser. Such information may be useful to the Adviser and Sub-Adviser in serving both the Funds and other clients, and, similarly, supplemental information obtained by the placement of business of other clients may be useful to the Adviser and Sub-Adviser in carrying out their obligations to the Funds.


                  Portfolio securities will not be purchased from or sold to the Trust's Adviser, Sub-Adviser, Distributor, or any "affiliated person" (as such term is defined under the 1940 Act) of any of them acting as principal, except to the extent permitted by the SEC. In addition, a Fund will not give preference to the Adviser's or Sub-Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.


                  Each Fund may at times invest in securities of its regular broker-dealers or the parent of its regular broker-dealers. The value of each Fund's aggregate holdings of securities of its regular broker-dealers as of May 31, 2005 is as follows:

                                                                                            VALUE OF FUND'S
                                                                                            AGGREGATE HOLDINGS OF
FUND NAME                                         ISSUER                                    ISSUER
------------------------------------------------- ----------------------------------------- --------------------------
Large Cap Core Equity Fund                        Citigroup                                     $______
                                                  Goldman, Sachs Group, Inc.                    $______
                                                  JP Morgan Chase                               $______
                                                  Bank of America                               $______
                                                  Merrill Lynch                                 $______

Large Cap Growth Fund                             Citigroup                                     $______
                                                  Goldman, Sachs & Co                           $______

Large Cap Value Fund                              Citigroup                                     $______
                                                  Bank of America                               $______
                                                  JP Morgan Chase                               $______
                                                  Morgan Stanley & Co., Inc.                    $______
                                                  Goldman, Sachs & Co.                          $______

Mid Cap Value Fund                                Bear Stearns & Co., Inc.                      $______

S&P 500 Index Fund                                Citigroup                                     $______
                                                  Bank of America                               $______
                                                  JP Morgan Chase                               $______
                                                  Morgan Stanley & Co., Inc.                    $______
                                                  Merrill Lynch                                 $______
                                                  Goldman, Sachs & Co.                          $______
                                                  Lehman Brothers Inc.                          $______
                                                  Bear Stearns & Co., Inc.                      $______
                                                  E*Trade                                       $______

Small Cap Growth Fund                             Raymond James Financial                       $______

Small Cap Value Fund                              Raymond James Financial                       $______

Total Return Advantage Fund                       Lehman Brothers Inc.                          $_______
                                                  JP Morgan Chase                               $_______
                                                  Goldman, Sachs & Co.                          $_______
                                                  Morgan Stanley & Co., Inc.                    $_______
                                                  Bear Stearns & Co., Inc.                      $_______
                                                  Merrill Lynch                                 $_______
                                                  Bank of America                               $_______

Balanced Allocation Fund                          Citigroup                                     $_______
                                                  Goldman, Sachs & Co.                          $_______
                                                  Bank of America                               $_______
                                                  JP Morgan Chase                               $_______
                                                  Morgan Stanley & Co., Inc.                    $_______
                                                  Bank of America                               $_______
                                                  Credit Suisse First Boston                    $_______
                                                  Morgan Stanley & Co., Inc.                    $_______
                                                  Lehman Brothers Inc.                          $_______
                                                  JP Morgan Chase                               $_______
                                                  Citigroup                                     $_______
                                                  Bear Stearns & Co., Inc.                      $_______

Bond Fund                                         Credit Suisse First Boston                    $_______
                                                  JP Morgan Chase                               $_______
                                                  Morgan Stanley & Co., Inc.                    $_______
                                                  Lehman Brothers, Inc.                         $_______
                                                  Bank of America                               $_______
                                                  Bear Stearns & Co., Inc.                      $_______
                                                  Citigroup                                     $_______

Intermediate Bond Fund                            Citigroup                                     $_______
                                                  JP Morgan Chase                               $_______
                                                  Goldman, Sachs & Co                           $_______
                                                  Lehman Brothers Inc.                          $_______
                                                  Bear Stearns & Co., Inc.                      $_______
                                                  Morgan Stanley & Co., Inc.                    $_______
                                                  Credit Suisse First Boston                    $_______
                                                  Bank of America                               $_______
                                                  Merrill Lynch                                 $_______

Limited Maturity Bond Fund                        JP Morgan Chase                               $_______
                                                  Goldman Sachs & Co.                           $_______
                                                  Credit Suisse First Boston                    $_______
                                                  Morgan Stanley & Co., Inc.                    $_______
                                                  Bank of America                               $_______
                                                  Bear Stearns & Co., Inc.                      $_______
                                                  Citigroup                                     $_______
                                                  Salomon Smith Barney                          $_______
                                                  Lehman Brothers Inc.                          $_______

Ultra Short Bond Fund                             Bank of America                               $_______
                                                  Bear Stearns & Co., Inc.                      $_______
                                                  Lehman Brothers Inc.                          $_______
                                                  Morgan Stanley & Co., Inc.                    $_______
                                                  Merrill Lynch                                 $_______
                                                  JP Morgan Chase                               $_______
                                                  Salomon Smith Barney                          $_______

Money Market Fund                                 Morgan Stanley & Co., Inc.                    $_____
                                                  Greenwich Capital                             $_____
                                                  UBS Securities                                $_____
                                                  Merrill Lynch                                 $_____
                                                  Bank of America                               $_____
                                                  Credit Suisse First Boston                    $_____
                                                  Bear Stearns                                  $_____
                                                  Lehman Brothers                               $_____
                                                  Citigroup                                     $_____

Government Money Market Fund                      Bank of America                               $_____
                                                  Credit Suisse First Boston                    $_____
                                                  UBS Securities                                $_____
                                                  Morgan Stanley & Co., Inc.                    $_____
                                                  Greenwich Capital                             $_____
                                                  JP Morgan Chase                               $_____

                  The Adviser has agreed to maintain a policy and practice of conducting its investment management activities independently of the respective commercial departments of all of the Adviser's affiliates. In making investment decisions for the Funds, the Adviser's personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Funds' accounts are customers of the commercial departments of any of the Adviser's affiliates.


                  Investment decisions for a Fund are made independently from those for the other Funds and for other investment companies and accounts advised or managed by the Adviser or Sub-Adviser. Such other Funds, investment companies and accounts may also invest in the same securities as a Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser or Sub-Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. In connection therewith, and to the extent permitted by law, and by the Advisory Agreements and the Sub-Advisory Agreement, the Adviser or Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or advisory clients.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



                  [_______________], Independent Registered Public Accounting Firm, with offices at [___________________], serve as the Independent Registered Public Accounting Firm for the Funds. The financial highlights for the Funds included in the Prospectuses and the financial statements for the Funds contained in the Allegiant Funds 2005 Annual Report and [____________] this SAI have been audited by [___________], except as described below.


                                     COUNSEL


                  Drinker Biddle & Reath LLP (of which Ms. Talley, Secretary of the Trust, is a partner), with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, is counsel to the Trust and will pass upon the legality of the shares offered hereby. [_________________] acts as special Ohio counsel for the Trust with respect to certain matters under Ohio law. [_________________] acts as special Michigan counsel for the Trust with respect to certain matters under Michigan law.


                             PERFORMANCE INFORMATION


YIELD FOR THE FIXED INCOME FUNDS AND TAX-FREE BOND FUNDS


                  A Fund's "yield" is calculated by dividing the Fund's net investment income per share earned during a 30-day period (or another period permitted by the rules of the SEC) by the NAV per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                          Yield = 2 [([(a-b)/cd] + 1)6) - 1]


         Where:    a =  dividends and interest earned during the period.

                   b =  expenses accrued for the period (net of reimbursements).

                   c =  the  average   daily   number  of  shares
                        outstanding during the period that were entitled to receive dividends.

                   d = maximum offering price per share on the last day of the period.


                  The Fixed Income Funds and Tax-Free Bond Funds calculate interest earned on debt obligations held in their portfolios by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each 30-day period, or, with respect to obligations purchased during the 30-day period, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent 30-day period that the obligation is in the Fund. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.


                  Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.


                  Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the NAV per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. For applicable sales charges, see "Sales Charges - Front-End Sales Charges - Class A Shares" and "Sales Charges - Contingent Deferred Sales Charges
- Class B Shares and Class C Shares".

                  The "tax-equivalent yield" is computed by dividing the portion of a Fund's yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate and adding that figure to that portion, if any, of the Fund's yield that is not exempt from federal income tax.

YIELDS FOR THE MONEY MARKET FUNDS

                  Yields for the Money Market Funds are computed by: (1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in a Money Market Fund having a balance of one share at the beginning of a seven-day period, for which the yield is to be quoted; (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return; and (3) annualizing the results (i.e., multiplying the base period return by (365/7)). The net change in the value of the account in each Money Market Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees that are charged by a Money Market Fund to all shareholder accounts in proportion to the length of the base period, other than non-recurring account and sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Money Market Fund's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective compound yield quotation for each Money Market Fund is computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.


                  The Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds may calculate a "tax equivalent yield." The tax equivalent yield is computed by dividing that portion of a Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's computed yield that is not tax-exempt.


TOTAL RETURN

                  Each Fund (other than the Money Market Funds) computes its "average annual total return (before taxes)" by determining the average annual compounded rate of return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                        T = [(ERV / P)1/n - 1]


         Where:       T =   average annual total return

                      ERV = ending  redeemable value at the end of the
                            period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period

                      P =   hypothetical initial payment of $1,000

                      n = period covered by the computation, expressed in terms of years

                  Each Fund computes its aggregate total returns (before taxes) by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                 T = (ERV/P) - 1

                  The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to the Fund's mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable "P" in the formula). The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of any contingent deferred sales charges and other nonrecurring charges at the end of the measuring period covered by the computation.

                  "Average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for each Fund (other than the Money Market Funds) are included in the Prospectuses.


                  "Average  annual total return (after taxes on  distributions)"
for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards: (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

                  "Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards: (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels; (ii) the impact of the federal alternative minimum tax; and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).


PERFORMANCE REPORTING

                  From time to time the performance of the Funds may be quoted in advertisements and various financial publications.

                  The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by institutions with respect to accounts of customers that have invested in shares of a Fund will not be included in performance calculations.

                                  MISCELLANEOUS


                  The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations.

                  As used in this SAI, a "vote of the holders of a majority of the outstanding shares" of the Trust or a particular investment fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Trust or such fund or
(b) 67% or more of the shares of the Trust or such fund present at a meeting if more than 50% of the outstanding shares of the Trust or such fund are represented at the meeting in person or by proxy.


                  The assets belonging to a Fund include the consideration received by the Trust upon the issuance of shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to the Fund. In determining a Fund's NAV, assets belonging to a Fund are charged with the liabilities with respect to that Fund.

                  As of September 1, 2005, the following persons owned of record 5 percent or more of the outstanding shares of the Funds of the Trust:

[5% SHAREHOLDERS TABLE TO BE INSERTED BY AMENDMENT]

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS


SHORT-TERM CREDIT RATINGS

                  A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:


                  "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

                  Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or individual short-term debt instruments. These obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

                  "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

                  "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

                  "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

                  "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.


                  Fitch Ratings, Inc. ("Fitch") short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:


                  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

                  "NR" - This designation indicates that Fitch does not publicly rate the issuer or issue in question.


                  The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:


                  "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing an unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability that is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for the "R-1 (high)" category, few entities are strong enough to achieve this rating.

                  "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits by only a small degree. Given the extremely tough definition which DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for timely repayment of short-term liabilities.

                  "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

                  "R-2 (high)" - Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios are not as strong as credits rated in the "R-1 (low)" category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

                  "R-2 (middle)" - Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. Relative to the "R-2 (high)" category, entities rated "R-2 (middle)" typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

                  "R-2 (low)" - Short-term debt rated "R-2 (low)" is considered to be of only just adequate credit quality, one step up from being speculative. While not yet defined as speculative, the "R-2 (low)" category signifies that although, repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

                  "R-3 (high)," "R-3 (middle)," "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

                  "D" - Short-term debt rated "D" implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.



LONG-TERM CREDIT RATINGS

                  The following summarizes the ratings used by Standard & Poor's for long-term issues:


                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" rating will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Plus (+) or minus (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

                  "N.R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular obligation as a matter of policy

                  Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

                  The following summarizes the ratings used by Moody's for long-term debt:

                  "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

                  "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

                  "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

                  "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

                  "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

                  "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

                  "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

                  "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

                  "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


                  The following summarizes long-term ratings used by Fitch:


                  "AAA" - Securities considered to be investment grade and of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Securities considered to be investment grade and of very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Securities considered to be investment grade and of high credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Securities considered to be investment grade and of good credit quality. "BBB" ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

                  "BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.


                  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

                  Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

                  "NR" indicates that Fitch does not publicly rate the issuer or issue in question.


                  The following summarizes the ratings used by DBRS for long-term debt:


                  "AAA" - Long-term debt rated "AAA" is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.

                  "AA" - Long-term debt rated "AA" is of superior credit quality, and protection of interest and principal is considered high. In many cases, it differs from long-term debt rated "AAA" only to a small degree. Given the extremely restrictive definition DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

                  "A" - Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with "AA" rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

                  "BBB" - Long-term debt rated "BBB" is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

                  "BB" - Long-term debt rated "BB" is defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification and competitive strength are additional negative considerations.

                  "B" - Long-term debt rated "B" is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

                  "CCC", CC" and "C" -Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated "B." Long-term debt rated below "B" often has characteristics which, if not remedied, may lead to default. In practice, there is little difference between these categories, with "CC" and "C" normally used for lower ranking debt of companies for which the senior debt is rated in the "CCC" to "B" range.

                  "D" - Long-term debt rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

                  ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.



NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

         CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.


         RATING OUTLOOK: A Standard & Poor's rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.


             o     "Positive" means that a rating may be raised.
             o     "Negative" means that a rating may be lowered.

             o     "Stable" means that a rating is not likely to change.
             o     "Developing" means a rating may be raised or lowered.


MOODY'S

         WATCHLIST: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade ("UPG"), on review for possible downgrade ("DNG") or more rarely with direction uncertain ("UNC"). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.


         RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive ("POS"), Negative ("NEG"), Stable ("STA") and Developing ("DEV" -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A "RUR" (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, "NOO" (No Outlook) may be displayed.



FITCH

         WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.


         RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one-to two-year period. Outlooks may be "positive", "stable" or "negative". A positive" or "negative" Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to "positive" or "negative" if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as "evolving".

DBRS


         RATING TRENDS: Each DBRS rating category is appended with one of three rating trends - "Positive", "Stable", or "Negative". The rating trend helps to give the investor an understanding of DBRS's opinion regarding the outlook for the rating in question. However, the investor must not assume that a positive or negative trend necessarily indicates that a rating change is imminent.

         RATING ACTIONS: In addition to confirming or changing ratings, other DBRS rating actions include:

         (1) SUSPENDED RATINGS. Rating opinions are forward looking. While a rating will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. As such, for a complete credit quality assessment, DBRS normally requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified.


         Since the availability of such information is critical to the rating assessment, any reluctance in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating, possibly without the cooperation of management. Suspended ratings indicate that an issuer still has outstanding debt, but DBRS no longer provides a current rating opinion on the credit quality of that outstanding debt.


         (2) DISCONTINUED RATINGS. When an entity retires all, or virtually all, of its outstanding debt within a particular category and has no plans to re-issue in the near future (e.g. commercial paper, long-term debt or preferred shares), DBRS may discontinue its rating. Other less common circumstances where DBRS may also discontinue ratings include situations where the rated debt is no longer in the public market, where a defeasance structure removes the credit risk of the issuer as a consideration or where the debt comes to be held by a few large institutions that do not require ongoing DBRS ratings.

         (3) RATINGS "UNDER REVIEW." In practice, DBRS maintains continuous surveillance of the entities it rates and therefore all ratings are always under review. Accordingly, when a significant event occurs that directly impacts the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. However, if there is high uncertainty regarding the outcome of the event, and DBRS is unable to provide an objective, forward-looking opinion in a timely fashion, then the rating(s) of the issuer(s) will be placed "Under Review" since they may no longer be appropriate and can no longer be relied upon.

         Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications". These qualifications indicate DBRS's preliminary evaluation of the impact on the credit quality of the security/issuer. Although the three provisional statements may provide some guidance to subscribers, situations and potential rating implications may vary widely and DBRS's final rating conclusion may depart from its preliminary assessment. For each of these three provisional statements, further due diligence has to be completed in order to determine the applicable rating. In this respect, and while the previous rating may no longer be appropriate and can no longer be relied upon to gauge credit quality, the three provisional statements are an attempt to provide initial guidance as to possible rating outcomes after the due diligence process has been completed and DBRS has finalized its view.

MUNICIPAL NOTE RATINGS


         A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. Notes maturing beyond three years will most likely receive a long-term debt rating. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.


         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.



         Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

         "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

         "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

         In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.


         When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

         VMIG rating expirations are a function of each issue's specific structural or credit features.


         "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.


         "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.


         "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS


A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, information or based on other circumstances.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security. The ratings are based on information from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.


DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                   APPENDIX B



                  Each Equity Fund, Fixed Income Fund and the Balanced Allocation Fund (the "Funds") may enter into certain futures transactions and options for hedging purposes or, as described in the Statement of Additional Information ("SAI"), to seek to increase total return. Such transactions are described in this Appendix.


INTEREST RATE FUTURES CONTRACTS

                  USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

                  The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

                  DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

                  Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

                  Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. These exchanges may be either designated by the Commodity Futures Trading Commission ("CFTC") as a contract market or registered with the CFTC as a derivatives transaction execution facility ("DTEF"). The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Interest rate futures also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

                  A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.


                  EXAMPLE OF FUTURES CONTRACT SALE. The Fund may engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by the Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The Adviser (or Sub-Adviser) wants to fix the current market value of this Fund security until some point in the future. Assume the Fund security has a market value of 100, and the Adviser (or Sub-Adviser) believes that because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for a equivalent of 98. If the market value of the Fund security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

                  In that case, the five point loss in the market value of the Fund security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

                  The Adviser (or Sub-Adviser) could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the Fund securities, including the Fund security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

                  If interest rate levels did not change, the Fund in the above example might incur a loss (which might be reduced by a offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

                  EXAMPLE OF FUTURES CONTRACT PURCHASE. The Fund may engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.


                  For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser (or Sub-Adviser) wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser (or Sub-Adviser) believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

                  The Adviser (or Sub-Adviser) could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.


                  If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the Fund, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

INDEX AND SECURITY FUTURES CONTRACTS


                  GENERAL. A bond or stock index assigns relative values to the bonds or stocks included in the index which fluctuates with changes in the market values of the bonds or stocks included. Some stock index futures contracts are based on broad market indexes, such as the S&P 500 Index or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indexes or indexes based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indexes (as defined in the Commodity Futures Modernization Act of 2000) (together "security futures;" broader-based index futures are referred to as "index futures").


                  Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a DTEF. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

                  The Fund may sell index futures and security futures contracts in order to offset a decrease in market value of its fund securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its fund as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund may purchase index futures and security futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

                  In addition, the Fund may utilize index futures and security futures contracts in anticipation of changes in the composition of its fund holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the fund will decline prior to the time of sale.


                  As described in the SAI, a Fund may use futures for non-hedging (speculative) purposes to increase total return.


MARGIN PAYMENTS

                  Unlike purchase or sales of fund securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Custodian or a subcustodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS


                  There are several risks in connection with the use of futures by the Fund, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser (or Sub-Adviser). Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser (or Sub-Adviser).


                  Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

                  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser (or Sub-Adviser) may still not result in a successful hedging transaction over a short time frame.


                  Positions in futures may be closed out only on a board of trade or other trading facility which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge fund securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

                  Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.


                  Successful use of futures by the Fund is also subject to the Adviser's (or Sub-Adviser's) ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

                  The Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

                  Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

OTHER MATTERS

                  Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                                   APPENDIX C



                       ALLEGIANT ASSET MANAGEMENT COMPANY
                       PROXY VOTING POLICY AND PROCEDURES
                                  JULY 25, 2005


The purpose of these proxy voting policy and procedures is to ensure that Allegiant Asset Management Company ("AAM") and the subsidiary banks of National City Corporation (the "Banks") fulfill their responsibility to their clients in connection with the voting of proxies. AAM and the Banks view the voting of proxies as an integral part of their investment management responsibility. The general principle of this Proxy Voting Policy is to vote any beneficial interest in an equity security prudently and solely in the best long-term economic interest of the advisory clients and their beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.


NEW ACCOUNT PROCEDURES


AAM's standard Investment Management Agreement conveys the authority to vote proxies to AAM. When the agreement states that the client has delegated proxy-voting authority to AAM, AAM will vote such proxies in accordance with this Proxy Voting Policy. In the event the client makes a written request that AAM vote in accordance with such client's proxy voting policy and provides this proxy voting policy to AAM, AAM will vote as instructed. In the event a contract is silent on the matter, AAM should get written confirmation from such client as to its preference, where possible. AAM will assume proxy voting responsibilities in those situations where the contract is silent and the client has provided no further instructions as to its preferences.


PROXY HANDLING PROCEDURES


With respect to those proxies for which AAM and any of the Banks have authority to vote, such votes will be determined by a proxy voting committee (the "Committee"). This Committee will consist of the members of the National City Institutional Asset Management Trust Investment Policy Committee ("TIPC"). The Committee shall be appointed by the Boards of Directors of the Banks. The same fiduciary standards apply to both the Banks and AAM with respect to proxy voting, therefore, it is appropriate that the Committee determine how to vote proxies for the clients of both AAM and the Banks.

The Committee will meet no less frequently than monthly (unless otherwise agreed) to discuss the proxy votes for upcoming shareholders meetings. So long as a quorum is present, such meetings may take place in person and/or via telephone conference call. Notice given shall be reasonable under the circumstances. The Committee may also determine proxy votes by written consent of all members.

The Committee will appoint one or more Proxy Administrators, each of whom shall be an officer of AAM, to assist in the administration of proxy material and record the minutes of the Committee meeting. AAM and the Banks are authorized to engage the services of a proxy voting service (the "Service") to assist the Committee in the voting, research, and record-keeping associated with its proxy voting responsibilities.

The Committee delegates to the Proxy Administrators the duty to review the proxy issues and the Service's recommendations with respect to such issues. "Routine Matters" are those issues in the proxy statement for which the Service recommends that such proxy be voted in accordance with the proxy voting guidelines attached hereto as EXHIBIT A (the "Guidelines"). "Non-routine Matters" are those issues in the proxy statement for which the Guidelines are silent, or for which the Service's recommendation is not to vote in accordance with the Guidelines. The Committee may also designate a Routine Matter as a Non-routine Matter.

The Proxy Administrators are responsible for reviewing each proxy issue prior to the Committee's monthly meeting. The Proxy Administrators are also responsible for ensuring that all proxies for which the Committee has authority to vote are voted, and that such votes were cast in accordance with the Committee's instructions.

AUTHORITY TO VOTE PROXIES


The Committee adopts the Guidelines, attached hereto as EXHIBIT A, and authorizes the Service to act as its voting agent. As a general matter, the Committee will instruct the Service to vote all Routine Matters in accordance with the Guidelines. Non-routine Matters will be voted in accordance with the instructions of the Committee. The Committee will decide Non-routine Matters by majority vote of the committee members present, but only in the event a quorum is in attendance. The Committee reserves the right, in all circumstances, not to vote in accordance with such Guidelines if the Committee determines that the vote recommended and/or cast is not in the best interests of the clients. The Committee remains solely responsible for determining how to vote each proxy.

In the event that AAM or any of the subsidiary banks of National City Corporation have contractually agreed to vote proxies on behalf of a client in accordance with the client's proxy voting guidelines, the client guidelines will be followed.

The Committee will document the rationale for its vote in its minutes for all Non-routine Matters. The Proxy Administrators will maintain a record of the proxy voting decisions made by the Committee.

For Non-routine Matters, the Committee will determine how to vote such proxy by considering a number of factors, including, but not limited to:
o Publicly available information
o Research provided by the Service
o Industry practices

o Any  special  circumstances  relating  to the  company
o Advice from portfolio managers or investment professionals
o Advice  from  legal  counsel
o Market conditions
o Industry trends

Ultimately, any such decision must be made based on a determination that the vote being cast will be in the best interests of the shareholders.

In the event that the cost of voting certain proxy issues outweighs the benefits, the Committee is not required to vote such proxies. Such situations include, but are not limited to, the following:

o the proxy is written in a language other than English and no translation has been provided;
o the proxy require overseas travel in order to vote; or
o securities on loan must be recalled in order to vote and either the vote relates to a routine matter or the amount of securities on loan are DE MINIMUS when compared to the company's total outstanding shares.


CONFLICTS OF INTEREST

A conflict of interest occurs when the interests of National City Corporation, its affiliates, and the interests of their employees, officers and directors, interfere in any way with the interests of their clients. The Committee is committed to avoiding all situations that might lead to a real or apparent material conflict between (i) the interests of National City Corporation, its affiliates, the interest of their employees, officers and directors, and (ii) the Committee's proxy voting responsibilities. Any position or interest, financial or otherwise, which could materially conflict with the Committee's responsibilities to vote proxies, or which affects or could reasonably be expected to affect the Committee's independence or judgment concerning how to vote proxies that the Committee has the discretion to vote, would be considered a conflict of interest. A material conflict of interest may also arise between the self interest of a committee member and his or her duties and responsibilities as a member of the Committee. This policy and procedures are meant to prevent material conflicts of interests from affecting the manner in which the Committee votes proxies.


Identification of Conflicts of Interest: It is acknowledged that the AAM and the Banks have publicly-traded affiliates, and proxies required to be voted with respect to such affiliates shall be voted in accordance with the Guidelines with respect to all Routine Matters. With respect to investment company clients, conflicts may arise involving investment adviser or the underwriter. In such cases we will follow the Guidelines described herein, including the procedures for handling conflicts of interest.

In the event that the Committee as a whole determines that it may have a material conflict of interest with respect to a Non-routine Matter, the Committee may vote such matter vote in accordance with the recommendation of the Service.

Any attempt by any employee, officer, or director of National City Corporation or its affiliates to influence the Committee or any of its members in determining how to vote on a particular issue shall be reported in writing to the Committee. Any such action shall be considered a breach of National City's Code of Ethics and shall be reported by the Committee to the Manager of Regulatory Risk Management for National City Corporation.

The Committee and each of its members have a responsibility to avoid material conflicts of interest, or the appearance of any conflicts of interest. A Committee member may recuse himself or herself from the Committee's consideration of a particular proxy issue in the event that member has determined that he or she may have a conflict of interest either personally or professionally that would impair his or her independence or judgment in deciding how to vote. The Committee may also exclude a Committee member from voting on a particular issue or issues if the Committee determines that the member has or may have a conflict of interest that would affect his or her ability to vote the proxy in the best interests of the client. Such exclusion may only take place if two-thirds of the Committee members present at such meeting, except the one for whom exclusion is being requested, agree to exclude such member.

The Committee may determine, in its discretion, whether additional action is necessary to determine whether committee members may have conflicts of interests, personal or professional, that would affect their ability to vote proxies in the best interest of the clients. The Committee may also take action it deems necessary to determine whether there is a real or apparent material conflict between (i) the interests of National City Corporation, its affiliates, the interest of their employees, officers and directors and (ii) the Committee's proxy-voting responsibilities. This may include requesting that employees and officers of National City Corporation and its affiliated entities answer questions designed to elicit whether a material conflict of interest may exist.


Materiality: When determining whether a conflict is material, the Committee may take into account financial considerations. For example, when the Committee is asked to vote on an issue with respect to a publicly-traded company for which an affiliate of AAM provides services, the affiliate's relationship may be considered material if the revenue generated by such relationship exceeds 1% of that affiliate's annual revenue.


REVIEW OF POLICY


This policy shall be reviewed, updated and approved by the Committee on an annual basis to ensure that it remains in compliance with its fiduciary responsibilities, and the rules and regulations of the Securities and Exchange Commission and the Office of the Comptroller of the Currency.

RECORDKEEPING

The Proxy Administrators will retain for such time periods set forth in the SEC Rule 206(4)-6, promulgated under the Advisers Act:

     (1) A copy of this proxy voting policy and procedures

     (2) All proxy statements regarding client securities

     (3) All records of votes cast on behalf of clients

     (4) All records of client requests for proxy voting information

     (5) All minutes of TIPC setting forth the basis for any proxy voting decision, and any other documents prepared on behalf of TIPC material to a proxy voting decision.

Any client requests for copies of the proxy voting policy and procedures shall be directed to the Proxy Administrators, and shall be provided to any such client within a reasonable amount of time.

                                    EXHIBIT A
                         SUMMARY PROXY VOTING GUIDELINES

1. OPERATIONAL ITEMS

The Committee recommends voting FOR matters such as the following, as long as the Committee considers the proposals to be reasonable by industry standards and not for the purpose of management entrenchment:


o Election of Directors in a non-contested election
o Ratifying Auditors
o Increasing or decreasing amounts of authorized stock
o Changing terms of authorized stock
o Company name changes
o Stock splits
o Changing size of board
o Opting into or out of optional provisions of state corporation laws
o Changing annual meeting date or location
o Changing state of incorporation
o Changing bylaws or charter that are of a housekeeping nature (updates or corrections).
o Allowing shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.


The Committee recommends generally voting AGAINST matters such as the following:
o Reducing quorum requirements for shareholder meetings below a majority of the shares outstanding absent a compelling reason.
o Shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable
o Approving "other business" when it appears as voting item, when no further details are provided.

2. BOARD OF DIRECTORS

VOTING, BOARD COMPOSITION AND CONTROL ISSUES

The Committee favors the following resolutions, as long as the proposal is reasonable by industry standards, that: (i) improve shareholder democracy; (ii) reduce the likelihood of management entrenchment or conflict-of-interest; or
(iii) are likely to make management more responsive to the concerns of institutional shareholders. Therefore:

The Committee recommends a vote FOR:
o Confidential voting
o Independent Audit Committees

o Independent Nominating Committees
o Independent Compensation Committees
o Auditors at annual meetings
o Requiring information on proponents of shareholder resolutions
o Fixing the board size or designating a range for the board size.
o Repealing classified boards and electing all directors annually
o Creation of "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).
o Creation of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
o Creation of a new class of nonvoting or subvoting common stock if: (i) it is intended for financing purposes with minimal or no dilution to current shareholders and (ii) it is not designed to preserve the voting power of an insider or significant shareholder
o Reduction of the par value of common stock.
o Implementing a reverse stock split when the number of authorized shares will be proportionately reduced.
o Implementing a reverse stock split to avoid delisting.
o Instituting open-market share repurchase plans in which all shareholders may participate on equal terms.
o Increasing the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as considered reasonable in the opinion of the Committee.

The Committee recommends a vote AGAINST:
o Blank check preferred stock
o Classifying the board
o "Fair Price" provisions requiring greater than a majority vote of all shares
o Greenmail
o Preemptive rights o Supermajority voting requirements
o Proposals to eliminate  cumulative  voting*
o Shareholder Advisory Committees, or other attempts to involve shareholders or other constituencies directly in board decision making Targeted share placements (PLACING BLOCKS OF SECURITIES WITH FRIENDLY THIRD PARTIES)
o Poison Pills
o Limiting shareholders' right to act by written consent
o Limiting shareholders' right to call meetings
o Requiring inclusion of abstentions in voting results
o Repricing of "underwater" options
o Shareholder proposals to impose a mandatory retirement age for outside directors.
o Giving management the ability to alter the size of the board outside of a specified range without shareholder approval

* The Committee should consider a vote against cumulative voting if a company has a strong record of recognizing shareholder rights, or when a shareholder proposal is made by an entity which is likely to be counterproductive to shareholder value.

The Committee recommends voting AS RECOMMENDED BY MANAGEMENT on:
o Required  representation of specific gender, race, or interest groups on board
o Age or term limits for directors
o Same person  holding more than one office
o Shareholder requests for changes in voting requirements not otherwise covered in these guidelines


With respect to specific issues relating to director and officer indemnification and liability protection, the Committee recommends voting as follows:


The Committee recommends voting FOR
o Restoring shareholder ability to remove directors with or without cause.
o Permitting shareholders to elect directors to fill board vacancies.
o Requiring that a majority or more of directors be independent.
o Expanded liability and indemnification coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
  (i) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) Only the director's legal expenses would be covered.

The Committee recommends voting AGAINST:
o Expanding indemnification coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
o Eliminating entirely directors' and officers' liability for monetary damages for violating the duty of care.
o Shareholder proposals requiring two candidates per board seat.
o Allowing only continuing directors may elect replacements to fill board vacancies.
o Proposals that directors may be removed only for cause.
o Shareholder proposals to limit the tenure of outside directors.
o Mandating a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board

3. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

The Committee recommends voting FOR proposals to restore, or provide shareholders with, rights of appraisal.

4. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

The Committee recommends voting FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders. The Committee recommends voting FOR proposals to restore voting rights to the control shares. The Committee recommends voting AGAINST proposals to amend the charter to include control share acquisition provisions.

CONTROL SHARE CASHOUT PROVISIONS

The Committee recommends voting FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

The Committee recommends voting FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Generally, the Committee recommends voting AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

The Committee recommends voting FOR proposals to opt out of state freezeout provisions.

STAKEHOLDER PROVISIONS

The Committee recommends voting AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

5. EXECUTIVE AND DIRECTOR COMPENSATION

The Committee generally favors compensation programs that relate management compensation to long-term performance.

As long as the Committee considers them to be reasonable by industry standards and have been approved by a compensation committee composed of independent directors, the Committee recommends voting AS RECOMMENDED BY MANAGEMENT on:

o    Stock option plans
o    Restricted stock bonus plans
o    Director stock ownership proposals
o    Executive compensation proposals

STOCK PLANS IN LIEU OF CASH

The Committee recommends voting FOR plans which provide a dollar-for-dollar cash for stock exchange.

DIRECTOR RETIREMENT PLANS

The Committee recommends voting AGAINST retirement plans for nonemployee directors. The Committee recommends voting FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

EMPLOYEE STOCK PURCHASE PLANS

The Committee recommends voting FOR employee stock purchase plans where all of the following apply:

   1. Purchase price is at least 85 percent of fair market value

   2. Offering period is 27 months or less, and

   3. Potential voting power dilution (VPD) is ten percent or less.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)
The Committee recommends voting FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
The Committee recommends voting FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
The Committee will generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

The Committee recommends voting FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

The Committee recommends voting FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, the Committee recommends voting FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

The Committee recommends voting AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. The Committee recommends voting AGAINST shareholder proposals requiring director fees be paid in stock only. The Committee recommends voting FOR shareholder proposals to put option repricings to a shareholder vote.

OPTION EXPENSING

The Committee recommends voting AGAINST shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

GOLDEN AND TIN PARACHUTES

The Committee recommends voting FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

6. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

As a general matter, the Committee recommends a vote AGAINST shareholder resolutions that seek to further specific social policies by:

o Requiring reports that go beyond standard industry practice.
o Restricting the company's ability to do business in any location or with any particular group.
o Imposing any other constraints on matters normally left to the business judgment of management or the board of directors.

7.  ENVIRONMENT AND ENERGY

ENVIRONMENTAL REPORTS
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING
Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

o The company's level of disclosure lags that of its competitors, or
o The company has a poor environmental track record, such as violations of federal and state regulations.

GENERAL CORPORATE ISSUES

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

o The company is in compliance with laws governing corporate political activities, and
o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

The Committee recommends voting AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws have reporting requirements.

The Committee recommends voting AGAINST proposals disallowing the company from making political contributions. The Committee recommends voting AGAINST proposals restricting the company from making charitable contributions.

The Committee recommends voting AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

The Committee recommends voting AGAINST proposals to implement the China Principles unless:
o There are serious controversies surrounding the company's China operations, and
o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

The Committee recommends voting AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

NUCLEAR WEAPONS

The Committee recommends voting AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless: the information is already publicly available or the disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

  1. The board composition is reasonably inclusive in relation to companies of similar size and business or
  2. The board already reports on its nominating procedures and diversity initiatives.


EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

  1. The company has well-documented equal opportunity programs
  2. The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
  3. The company has no recent EEO-related violations or litigation.

The Committee recommends voting AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

  1. The composition of senior management and the board is fairly inclusive

  2. The company has well-documented programs addressing diversity initiatives and leadership development

  3. The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

  4. The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

The Committee recommends voting AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

8. MUTUAL FUND PROXIES

APPROVE NEW CLASSES OR SERIES OF SHARES

The Committee recommends voting FOR the establishment of new classes or series of shares.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

The Committee recommends voting AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

The Committee recommends voting AGAINST any of the following changes:

o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

o Removal of shareholder approval requirement for amendments to the new declaration of trust

o Removal of shareholder approval requirement to make material changes to amend the fund's management contract, such as increasing management fees; changes that are non-material include decreasing management fees, and changes to administrative responsibilities that do not have the effect of increasing total advisory and administrative fees under the contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

o Removal of shareholder approval requirement to change the domicile of the fund

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT
SHAREHOLDER APPROVAL

The Committee recommends voting AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

                       STATEMENT OF ADDITIONAL INFORMATION
                                 OCTOBER 1, 2005


                                  EQUITY FUNDS
                            UA EMERGING MARKETS FUND
                          UA INTERNATIONAL EQUITY FUND
                             UA LARGE CAP VALUE FUND
                              UA MID CAP VALUE FUND
                               UA REAL ESTATE FUND
                            UA SMALL CAP GROWTH FUND

                               FIXED INCOME FUNDS
                           UA GOVERNMENT MORTGAGE FUND
                             UA HIGH YIELD BOND FUND
                            UA ULTRA SHORT BOND FUND

                                MONEY MARKET FUND
                              UA MONEY MARKET FUND




This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the current Prospectuses listed below for the above investment portfolios (each, a "Fund," collectively, the "Funds") of the UA Series of Allegiant Funds (the "Trust"), as may be amended or supplemented from time to time. The Prospectuses may be obtained, without charge, upon request by calling or writing the Trust at 1-866-34UNION (1-866-348-6466), 760 Moore Road, King of Prussia, Pennsylvania, 19406.


CURRENT PROSPECTUSES

o        Prospectus dated October 1, 2004 for Class 1 Shares of the Funds.

o        Prospectus dated October 1, 2004 for Class 2 Shares of the Funds.

                                TABLE OF CONTENTS



STATEMENT OF ADDITIONAL INFORMATION......................................_

INVESTMENT OBJECTIVE AND POLICIES........................................_

INVESTMENT LIMITATIONS..................................................__

NET ASSET VALUE.........................................................__

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..........................__

DESCRIPTION OF SHARES...................................................__

ADDITIONAL INFORMATION CONCERNING TAXES.................................__

TRUSTEES AND OFFICERS...................................................__

ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN SERVICES
  AND TRANSFER AGENCY AGREEMENTS........................................__

SHAREHOLDER SERVICES PLAN...............................................__

PORTFOLIO TRANSACTIONS..................................................__

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...........................__

COUNSEL ................................................................__

PERFORMANCE INFORMATION.................................................__

MISCELLANEOUS...........................................................__

APPENDIX A.............................................................A-1

APPENDIX B.............................................................B-1

APPENDIX C.............................................................C-1

                       STATEMENT OF ADDITIONAL INFORMATION


                  This SAI should be read in conjunction with the Prospectuses for the Funds listed on the cover page of this SAI. The information contained in this SAI expands upon matters discussed in the Prospectuses. No investment in shares of a Fund should be made without first reading the Prospectus for such Fund.


                  The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series fund authorized to issue separate classes or series of shares of beneficial interest. The Funds are registered as open-end management investment companies. Each Fund is a diversified investment company.


                  Effective June 13, 2005, the Trust's name was changed from Armada Funds to Allegiant Funds.


                        INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION ON FUND MANAGEMENT


                  Further information on the management strategies, techniques, policies and related matters concerning Allegiant Asset Management Company, the investment adviser to the Funds (the "Adviser"), may be included from time to time in advertisements, sales literature, communications to shareholders and other materials. See also "Performance Information" below.

                  Effective June 13, 2005, the Adviser's name was changed from National City Investment Management Company to Allegiant Asset Management Company.

                  Attached to this SAI is Appendix A which contains descriptions of the rating symbols used by Standard & Poor's ("S&P") Rating Group, Fitch Ratings, Inc. ("Fitch"), Moody's Investors Service, Inc. ("Moody's") and Dominion Bond Rating Service Limited for securities which may be held by the Funds.


ADDITIONAL INFORMATION ABOUT THE FUNDS


                  The following information supplements, and should be read in conjunction with, the principal strategies and risk disclosures for the Funds in the Prospectuses.


UA EMERGING MARKETS FUND

                  The Fund invests primarily in securities of issuers located in emerging market countries. The Adviser defines emerging market countries to be those that are included in the Morgan Stanley Capital International Emerging Markets Index. Countries represented in this index include Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey, United Kingdom and Venezuela.

                  Debt securities in which the Fund invests may be rated below investment grade. See "High Yield Bond Fund" below for a discussion of the risks associated with investments in lower rated securities.

UA INTERNATIONAL EQUITY FUND

                  The Fund seeks to achieve its investment objective by investing primarily in equity securities of foreign issuers. The Fund's assets normally will be invested in the securities of issuers located in at least three foreign countries. Foreign investments may also include debt obligations issued or guaranteed by foreign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality. The Adviser does not presently intend to invest in common stock of domestic companies.


                  The Fund will invest primarily, but not exclusively, in equity securities, including common and preferred stocks, rights, warrants, securities convertible into common stocks and American Depositary Receipts ("ADRs") of companies included in the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") Index, a broadly diversified international index consisting of more than 1,000 equity securities of companies located in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Fund, however, is not an "index" fund, and is neither sponsored by nor affiliated with Morgan Stanley Capital International. The Fund does not anticipate making investments in markets where, in the judgment of the Adviser, property rights are not defined and supported by an adequate legal infrastructure.


                  More than 25% of the Fund's assets may be invested in the securities of issuers located in the same country. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries. Criteria for determining the appropriate distribution of investments among countries may include relative valuation, growth prospects, and fiscal, monetary, and regulatory government policies.


                  The Fund may invest up to 25% of its total assets in securities of issuers in countries with emerging markets or economies, but will not invest more than 5% of its total assets in any single such country. See "Additional Information about Portfolio Investments - Foreign Securities and Currencies" below.


UA LARGE CAP VALUE FUND

                  The Fund invests primarily in common stocks and securities convertible into common stocks of value-oriented companies. The Fund is managed with a value approach, exhibiting aggregate valuation characteristics such as price/earnings, price/book and price/cash flow ratios which are at a discount to the market averages. Additional factors, such as private market value, balance sheet strength, and long-term earnings potential are also considered in stock selection. The Fund invests primarily in companies with market capitalizations greater than $3 billion.

                  The Fund may invest up to 20% of its net assets in foreign securities.

UA MID CAP VALUE FUND

                  The Fund intends to invest primarily in equity securities of companies with medium stock market capitalizations. The Fund is managed with a value-oriented approach. The Adviser generally seeks to invest in companies that exhibit price/earnings, price/book, and price/cash flow ratios which are at a discount to the market averages. Additional factors, such as private market value, balance sheet strength, and long-term earnings potential are also considered in stock selection.

                  The Fund may invest up to 20% of its net assets in foreign securities.

UA REAL ESTATE FUND

                  In addition to the principal investments described in its prospectuses, the Fund may invest in other securities, including convertible securities and a variety of debt securities, such as corporate bonds, government and agency securities, mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities, and in other investments as described in this SAI.

                  Although the Fund does not intend to invest in real estate directly, it is subject to the same risks that are associated with the direct ownership of real estate. In general, real estate values are affected by a variety of factors, including: supply and demand for properties; the economic health of the country, different regions and local markets; and the strength of specific industries renting properties. An equity REIT's performance ultimately depends on the types and locations of the properties it owns and on how well it manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, rent controls, losses due to casualty or condemnation, increases in property taxes and/or operating expenses, or changes in zoning laws or other factors.

UA SMALL CAP GROWTH FUND

                  The Fund invests primarily in equity securities of companies with relatively small stock market capitalizations. The Adviser will seek companies with above-average growth prospects. Factors considered in selecting such issuers include participation in a fast growing industry, a strategic niche position in a specialized market, and fundamental value. The Adviser will also consider the relationship between price and book value, and other factors such as trading volume and bid-ask spreads in an effort to allow the Fund to achieve diversification. See "Special Risk Factors for Smaller Capitalization Stocks" below.

                  The Fund may invest up to 20% of its net assets in foreign securities.

         SPECIAL RISK FACTORS FOR SMALLER CAPITALIZATION STOCKS


                  Securities held by the UA Small Cap Growth Fund generally will be issued by public companies with smaller capitalizations relative to those which predominate the major market indices, such as the S&P 500 Index or the Dow Jones Industrial Average ("DJIA"). Securities of these companies may at times yield greater returns on investment than stocks of larger, more established companies as a result of inefficiencies in the marketplace.


                  Smaller companies, particularly those considered to have small stock market capitalizations, may carry additional risks to those of larger companies. Smaller companies are generally not as well-known to investors and have less of an investor following than larger companies. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may have difficulty withstanding competition from larger companies within their industries. If other investment companies and investors who invest in such issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

                  The positions of smaller capitalization companies in the market may be more tenuous because they typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of smaller capitalization companies are traded in lower volume than those of larger companies and may be more volatile. As a result, the Fund may be subject to greater price volatility than a fund consisting of large capitalization stocks. By maintaining a broadly diversified portfolio, the Adviser will attempt to reduce this volatility.

UA GOVERNMENT MORTGAGE FUND


                  The Fund will normally invest primarily in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), as well as obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness. The Fund also may invest the portion of its assets not subject to the 80% requirement stated in the Fund's Prospectuses in debt securities and preferred stocks of non-governmental issuers, in mortgage-related securities issued by non-governmental entities and in other securities described below. The Fund anticipates that it will acquire securities with average remaining maturities of three to ten years.


                  The Fund may also hold short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), rated at the time of purchase within the top two rating categories assigned by an unaffiliated nationally recognized statistical rating organization ("Rating Agency") or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase and reverse repurchase agreements. The Fund may also invest in corporate debt securities which are rated at the time of purchase within the top four rating categories assigned by a Rating Agency or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality.

UA HIGH YIELD BOND FUND


                  The Fund primarily invests in debt securities rated below investment grade (i.e., junk bonds). While any investment carries some risk, certain risks associated with lower rated securities are different than those for investment grade securities. The risk of loss through default is greater because lower rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in the Fund's net asset value ("NAV") per share.


                  In addition, an economic downturn or increase in interest rates could have a negative impact on both the markets for lower rated securities (resulting in a greater number of bond defaults) and the value of lower rated securities held by the Fund. Current laws, such as those requiring federally insured savings and loan associations to remove investments in lower rated securities from their funds, as well as other pending proposals, may also have a material adverse effect on the market for lower rated securities.

                  The economy and interest rates may affect lower rated securities differently than other securities. For example, the prices of lower rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.


                  If an issuer of a security held by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower rated securities as well as the Fund's NAV. In general, both the prices and yields of lower rated securities will fluctuate.


                  In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is no established secondary market for the security or the security is lightly traded. As a result, the Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

                  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated securities held by the Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

                  The ratings of Moody's, S&P and Fitch evaluate the safety of a lower rated security's principal and interest payments, but do not address market value risk. Because the ratings of the Rating Agencies may not always reflect current conditions and events, in addition to using recognized Rating Agencies and other sources, the Adviser performs its own analysis of the issuers of lower rated securities purchased by the Fund. Because of this, the Fund's performance may depend more on its own credit analysis than is the case for mutual funds investing in higher rated securities.

                  The Adviser continuously monitors the issuers of lower rated securities held by the Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.

UA ULTRA SHORT BOND FUND

                  The Adviser attempts to increase income and preserve or enhance total return by managing average portfolio duration. By keeping average duration in the range of 0.8 to 1.2 years, the Adviser attempts to reduce the higher level of volatility that is generally associated with bonds of longer duration.

                  Duration  is a  calculation  that seeks to  measure  the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

                  An effective duration of one year, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 1%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 1%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

UA MONEY MARKET FUND


                  The Fund seeks to achieve its objective by investing in high quality short-term U.S. dollar-denominated "money market" instruments such as certificates of deposit and other obligations issued by domestic and foreign banks, and commercial paper (including variable and floating rate instruments) rated high quality by a Rating Agency, or determined to be of comparable quality by the Adviser. The Fund may also invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements issued by financial institutions such as banks and broker-dealers.


ADDITIONAL INFORMATION ABOUT PORTFOLIO INVESTMENTS

DISCLOSURE OF PORTFOLIO HOLDINGS


         In accordance with the Trust's policies and procedures, PFPC Inc. ("PFPC") is responsible for dissemination of information about the Trust's portfolio securities. The Trust, its co-Administrators (National City Bank ("NCB") and PFPC, together the "Co-Administrators") and Adviser (together, the "Service Providers") may only disclose information concerning securities held in the Trust's portfolios under the following circumstances:

         (i) Within fifteen business days following the end of each calendar month, PFPC shall post all the securities held by each of the Trust's portfolios on the Trust's website;


         (ii) The Trust or a Service Provider may disclose the Trust's portfolio securities holdings to selected third parties when the Trust has a legitimate business purpose for doing so;

                  Examples of instances in which selective disclosure of the Trust's portfolio securities may be appropriate include disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Adviser; disclosure to a newly hired investment adviser or sub-adviser prior to its commencing its duties; disclosure to third party service providers of auditing, custody, proxy voting and other services to the Trust; or disclosure to a rating or ranking organization.

         or


         (iii) As required by the federal securities laws, including the Investment Company Act of 1940, as amended (the "1940 Act"), the Trust will disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Form N-CSR or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.




                  In the event that the Trust or a Service Provider discloses the Trust's portfolio securities holdings to a selected third party for a legitimate business purpose, such third party shall be required to keep the information confidential and shall not trade on such information. Neither the Trust, a Service Provider nor any of their affiliated persons (as that term is defined in the 1940 Act) shall receive compensation in any form, whether in cash or otherwise, in connection with the disclosure of information about the Trust's portfolio securities. With respect to the monthly disclosure of portfolio holdings on the Trust's website, PFPC is authorized to prepare and post to the Trust's website its portfolio holdings and is also responsible for portfolio holdings disclosure to third party service providers of auditing, custody, proxy voting and other services to the Trust, or disclosure to a rating or ranking organization. With respect to any other disclosure of the Trust's portfolio holdings, the Trust's President and Treasurer, or the Adviser's President shall be authorized to disclose such information. In order to ensure that the disclosure of the Trust's portfolio securities is in the best interests of the Trust's shareholders and to avoid any potential or actual conflicts of interest with PFPC, NCB, the Adviser, the Trust's principal underwriter or any affiliated person (as that term is defined in the 1940 Act) of such entities, the disclosure of any of the Trust's portfolio securities for legitimate business purposes shall be approved by the Trust's Board of Trustees in advance of such disclosure. This requirement shall not apply to the disclosure of the Trust's portfolio securities to the Trust's existing service providers of auditing, custody, proxy voting and other services to the Trust in connection with the provision of their services to the Trust, or as otherwise provided herein. The Board shall receive quarterly reports stating whether disclosures were made concerning the Trust's portfolio holdings in contravention of these policies and procedures during the previous quarter, and if so, such report shall describe to whom and under what circumstance such disclosures were made.


RATINGS CRITERIA

                  Investment grade debt securities in which the Funds invest are those securities rated at the time of purchase by a Fund within the four highest ratings groups assigned by Moody's (Aaa, Aa, A and Baa), S&P (AAA, AA, A and
BBB) or Fitch (AAA, AA, A and BBB), or, if unrated, which are determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. Debt securities rated in the lowest investment grade debt category (Baa by Moody's or BBB by S&P or Fitch) have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

ELIGIBLE SECURITIES


                  The UA Money Market Fund may purchase "eligible securities" (as defined by Rule 2a-7 under the 1940 Act) that present minimal credit risks as determined by the Adviser pursuant to guidelines established by the Trust's Board of Trustees. Eligible securities generally include: (1) securities that are rated by two or more Rating Agencies (or the only Rating Agency which has issued a rating) in one of the two highest rating categories for short term debt securities; (2) securities that have no short term rating, if the issuer has other outstanding short term obligations that are comparable in priority and security as determined by the Adviser ("Comparable Obligations") and that have been rated in accordance with (1) above; (3) securities that have no short term rating, but are determined to be of comparable quality to a security satisfying
(1) or (2) above, and the issuer does not have Comparable Obligations rated by a Rating Agency; and (4) securities with credit supports that meet specified rating criteria similar to the foregoing and other criteria in accordance with applicable Securities and Exchange Commission ("SEC") regulations. Securities issued by a money market fund and securities issued by the U.S. government may constitute eligible securities if permitted under applicable SEC regulations and Trust procedures. The Board of Trustees will approve or ratify any purchases by the Fund of securities that are rated by only one Rating Agency or that qualify under (3) above if required by applicable regulations or Trust procedures.


REITS

                  The UA Real Estate Fund invests a substantial portion of its assets in real estate investment trusts ("REITs"). Each of the Fixed Income Funds and Equity Funds may also invest from time to time in REITs. REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

                  REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income principally from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act.

                  REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may be designated as a return of capital.

VARIABLE AND FLOATING RATE INSTRUMENTS

                  Each Fund may purchase variable and floating rate obligations (including variable amount master demand notes) which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable and floating rate obligations are direct lending arrangements between a Fund and the issuer, they are not normally traded although certain variable and floating rate obligations, such as Student Loan Marketing Association variable rate obligations, may have a more active secondary market because they are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Even though there may be no active secondary market in such instruments, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell them to a third party. Such obligations may be backed by bank letters of credit or guarantees issued by banks, other financial institutions or the U.S. government, its agencies or instrumentalities. The quality of any letter of credit or guarantee will be rated high quality or, if unrated, will be determined to be of comparable quality by the Adviser. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

                  The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of variable and floating rate obligations and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, a variable or floating rate instrument issued or guaranteed by the U.S. government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Other variable and floating rate obligations will be deemed to have a maturity equal to the longer or shorter of the periods remaining to the next interest rate adjustment or the demand notice period in accordance with applicable regulations or Trust procedures.

                  With respect to the UA Money Market Fund, variable and floating rate obligations held by the Fund may have maturities of more than 397 days, provided: (a) (i) the Fund is entitled to payment of principal and accrued interest upon not more than 30 days' notice or at specified intervals not exceeding one year (upon not more than 30 days' notice) and (ii) the rate of interest on such instrument is adjusted automatically at periodic intervals which normally will not exceed 31 days, but may extend up to one year, or (b) if the obligation is an asset-backed security, and if permitted under Trust procedures and applicable regulations, the security has a feature permitting the holder unconditionally to receive principal and interest within 13 months of making demand.

GUARANTEED INVESTMENT CONTRACTS


                  Each Fund may make limited investments in Guaranteed Investment Contracts ("GICs") issued by U.S. insurance companies. When investing in GICs a Fund makes cash contributions to a deposit fund or an insurance company's general account. The insurance company then credits to that Fund monthly a guaranteed minimum interest which may be based on a fixed rate or a fixed spread over an index, such as the London Interbank Offered Rate ("LIBOR"). The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. GICs may provide a lower rate of return than may be available to a Fund through other types of investments the Fund is permitted to make. A GIC is backed only by the insurance company that issued the GIC and, therefore, payments on the GIC are subject to the insurance company's capacity to pay. Failure of the issuing company could result in a default on a GIC. A Fund will purchase a GIC only when the Adviser has determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by one or more rating agencies. For the UA Money Market Fund, the Fund's investments in GICs will not exceed 10% of the Fund's net assets. In addition, because each Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments in the Fund which are not readily marketable, will not exceed 15% (10% in the case of the UA Money Market Fund) of the Fund's net assets.


                  The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

REPURCHASE AGREEMENTS

                  Securities held by each Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund purchases securities from financial institutions such as banks and broker-dealers which the Fund's Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying portfolio securities.

                  The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Although there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

                  With respect to the UA Money Market Fund, although the securities subject to repurchase agreements may bear maturities exceeding 397 days, the Fund presently intends to enter only into repurchase agreements which terminate within seven days after notice by the Fund. If the Fund were to enter into repurchase agreements which provide for a notice period greater than seven days in the future, the Fund would do so only if such investment, together with other illiquid securities, did not exceed 10% of the Fund's net assets.

REVERSE REPURCHASE AGREEMENTS

                  Each Fund may enter into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities, generally rated in one of the three highest ratings categories, consistent with the Fund's investment restrictions having a value at least equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Whenever the UA Money Market Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets at least equal to the repurchase price marked to market daily (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

LENDING OF PORTFOLIO SECURITIES

                  Each Fund (other than the UA Money Market Fund) may lend securities to broker-dealers, banks or other institutional borrowers pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. government or its agencies, or any combination of cash and such securities, as collateral equal to 100% of the market value at all times of the securities lent. Such loans will not be made if, as a result, the aggregate value of all outstanding securities loans combined with any other deemed borrowings of a Fund exceed 50% of the value of its total assets. When a Fund lends its portfolio securities, the collateral (i.e. the cash or securities that the Fund is obligated to return) can be included as part of the Fund's total assets in calculating the percentage of the Fund's total assets on loan. Collateral must be valued daily by the Adviser and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. During the time portfolio securities are on loan, the borrower pays the Fund involved any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if this is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trust's Board of Trustees.


                  A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, a Fund will normally pay lending fees to broker-dealers and related expenses from the interest earned on such invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party.


ILLIQUID SECURITIES

                  Each Fund (other than the UA Money Market Fund) will not invest more than 15% of its net assets in securities that are illiquid. The UA Money Market Fund will not knowingly invest more than 10% of the value of its net assets in securities that are illiquid. Illiquid securities would generally include repurchase agreements and GICs with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

                  Each Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

FOREIGN SECURITIES AND CURRENCIES

                  Each Fund (other than the UA Government Mortgage and UA Money Market Funds) may invest in securities issued by foreign issuers either directly or indirectly through investments in ADRs, European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs"). The UA Government Mortgage Fund may invest in ADRs, EDRs, and GDRs (see "American, European and Global Depositary Receipts" below). Such securities may or may not be listed on foreign or domestic stock exchanges.

                  Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets, volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S.

                  With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investment within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.

                  With respect to the UA Emerging Markets and UA International Equity Funds, certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with emerging economies or emerging securities markets. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets. Since these Funds will invest substantially in securities denominated in or quoted in currencies other than the U.S. dollar, changes in currency exchange rates (as well as changes in market values) will affect the value in U.S. dollars of securities held by the Funds. Foreign exchange rates are influenced by trade and investment flows, policy decisions of governments, and investor sentiment about these and other issues. In addition, costs are incurred in connection with conversions between various currencies.

                  In many emerging markets there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more established markets. Securities traded in certain emerging markets may also be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Developing countries may also impose restrictions on a Fund's ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund. In addition, some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries also face serious exchange restraints and their currencies may not be internationally traded.

                  Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect private sector companies, a Fund and the value of its securities. The leadership or policies of emerging market countries may also halt the expansion of or reverse the liberalization of foreign investment policies and adversely affect existing investment opportunities. Certain developing countries are also among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk. Countries such as certain Eastern European countries also involve the risk of reverting to a centrally planned economy.

                  Some emerging countries currently prohibit direct foreign investment in securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investment in these investment funds are subject to the provisions of the 1940 Act. See "Securities of Other Investment Companies" below for more information.


                  Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. In addition, ten new countries, Cyprus, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, Slovakia and Slovenia, became members of the EMU in 2004 but will not adopt the euro as their new currency until they can show that their economies have converged with the economies of the euro zone.


                  The European Central Bank has control over each country's monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

                  The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union will have an impact on the euro. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by a Fund, particularly the UA International Equity Fund.

                  The expense ratio of a Fund investing substantially in foreign securities can be expected to be higher than that of funds investing in domestic securities. The costs of investing abroad are generally higher for several reasons, including the cost of investment research, increased costs of custody for foreign securities, higher commissions paid for comparable transactions involving foreign securities, and costs arising from delays in settlements of transactions involving foreign securities.

                  Interest and dividends payable on the Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by tax credits or deductions allowed to investors under U.S. federal income tax provisions, they may reduce the return to the Fund's shareholders.

AMERICAN, EUROPEAN AND GLOBAL DEPOSITARY RECEIPTS

                  Each Fund (other than the UA Money Market Fund) may invest in ADRs, EDRs, GDRs and other similar global instruments. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter markets. ADR prices are denominated in U.S. dollars although the underlying securities may be denominated in a foreign currency. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are receipts structured similarly to EDRs and are marketed globally. GDRs are designed for trading in non-U.S. securities markets. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities, but those that are traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and, therefore, will be subject to a Fund's limitation with respect to illiquid securities.

                  The principal difference between sponsored and unsponsored ADR, EDR and GDR programs is that unsponsored ones are organized independently and without the cooperation of the issuer of the underlying securities. Consequently, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile.

FOREIGN GOVERNMENT OBLIGATIONS

                  Each Fund (other than the UA Money Market Fund) may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities or instrumentalities. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of gross domestic product in relation to aggregate debt, current account surplus or deficit, the trend of the current account, reserves available to defend the currency, and the monetary and fiscal policies of the government. Certain foreign governments may be less capable of meeting repayment obligations on debt on a timely basis than, for example, the United States government.

FOREIGN CURRENCY TRANSACTIONS

                  In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, each Fund (other than the UA Money Market Fund) is authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Funds to establish a rate of exchange for a future point in time.

                  When entering into a contract for the purchase or sale of a security, these Funds may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

                  When the Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the obligations held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

                  A separate account consisting of liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations equal to the amount of a Fund's assets that could be required to consummate forward contracts, will be established with the Trust's custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Funds. A forward contract to sell a foreign currency is "covered" if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if the Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.

EXCHANGE RATE-RELATED SECURITIES

                  Each Fund (other than the UA Money Market Fund) may invest in debt securities for which the principal due at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is also denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other similarly rated securities in recognition of the risks associated with these securities. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may, from time to time, combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

CONVERTIBLE SECURITIES

                  Each Fund (other than the UA Money Market Fund) may invest in convertible securities entitling the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. The value of a convertible security may fluctuate in inverse proportion to interest rates. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less market risk than the corporation's common stock. Nonetheless, convertible securities could lose value or become worthless if, for example, the issuer becomes bankrupt. Convertible securities will not normally decrease significantly below their conversion value. The value of the convertibility feature depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

                  In selecting convertible securities, the Adviser will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and the ratings of the securities. Since credit rating agencies may fail to timely change the credit ratings of securities to reflect subsequent events, the Adviser will consider whether such issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may retain a portfolio security whose rating has been changed if the Adviser deems that retention of such security is warranted.

CORPORATE DEBT OBLIGATIONS

                  Each Fund may invest in corporate debt obligations. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

OTHER DEBT SECURITIES

                  Each Fund may also invest in other debt securities which may include: equipment lease and trust certificates; collateralized mortgage obligations; state, municipal and private activity bonds; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; securities of supranational organizations such as the World Bank; participation certificates in pools of mortgages, including mortgages issued or guaranteed by the U.S. government, its agencies or instrumentalities; asset-backed securities such as mortgage backed securities, Certificates of Automobile Receivables ("CARS") and Certificates of Amortizing Revolving Debts ("CARDS"); private placements; and income participation loans. Some of the securities in which the Fund invests may have warrants or options attached.

                  Appreciation in the value of a debt security may result from an improvement in the credit standing of the issuer of the security or a general decline in the level of interest rates or a combination of both. An increase in the level of interest rates generally reduces the value of the fixed rate debt instruments held by a Fund; conversely, a decline in the level of interest rates generally increases the value of such investments. An increase in the level of interest rates may temporarily reduce the value of the floating rate debt instruments held by a Fund; conversely, a decline in the level of interest rates may temporarily increase the value of those investments.

WARRANTS

                  The UA Emerging Markets, UA International Equity, UA Large Cap Value, UA Mid Cap Value, UA Real Estate and UA Small Cap Growth Funds may invest in warrants. Warrants enable the owner to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

FUTURES AND RELATED OPTIONS

                  The UA Emerging Markets, UA International Equity, UA Large Cap Value, UA Mid Cap Value, UA Real Estate and UA Small Cap Growth Funds may invest in stock index futures contracts and options on futures contracts in attempting to hedge against changes in the value of securities that they hold or intend to purchase. Each of the Equity Funds may also invest in futures contracts based on the Chicago Board of Exchange Volatility Index ("VIX Futures"). VIX Futures are an index of market sentiment derived from S&P 500 Index option prices, and are designed to reflect investors' consensus view of expected stock market volatility over future periods. The UA High Yield Bond and UA Ultra Short Bond Funds may invest in interest rate and bond index futures contracts and options on futures contracts. The UA Government Mortgage Fund, UA High Yield Bond Fund and UA Ultra Short Bond Fund may invest in futures contracts on U.S. Treasury obligations in order to offset an expected decrease in the value of its portfolio that might otherwise result from a market decline or to seek to increase total return.

                  The UA Emerging Markets, UA International Equity, UA Large Cap Value, UA Mid Cap Value, UA Real Estate and UA Small Cap Growth Funds may invest in stock index futures contracts in attempting to hedge against changes in the value of securities that it holds or intends to purchase or to maintain liquidity. The UA Emerging Markets and UA International Equity Funds may also invest in foreign currency futures contracts and options in anticipation of changes in currency exchange rates. A Fund might sell a futures contract in order to offset an expected decrease in the value of its portfolio that might otherwise result from a market decline. Each of these Funds may invest in the instruments described either to hedge the value of their respective portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract in anticipation of purchases of securities. In addition, each of these Funds may utilize futures contracts in anticipation of changes in the composition of its holdings for hedging purposes or to maintain liquidity.

                  The UA High Yield Bond Fund may invest in the instruments described either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, the Fund may purchase a futures contract in anticipation of purchases of securities. In addition, the Fund may utilize futures contracts in anticipation of changes in the composition of its holdings for hedging purposes or to maintain liquidity.

                  Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of an index or the cash value of a stated amount of a foreign currency. When interest rates are rising, futures contracts can offset a decline in value of the securities held by a Fund. When rates are falling or prices of securities are rising, these contracts can secure higher yields for securities a Fund intends to purchase.

                  The Funds and their trustees and officers have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under such Act. In connection with a Fund's position in a futures contract or option thereon, it will create a segregated account of liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations, or will otherwise cover its position in accordance with applicable requirements of the SEC.

                  CALL AND PUT OPTIONS. Each Fund (other than the UA Money Market Fund) may purchase and sell call and put options on futures contracts traded on an exchange, board of trade or other trading facility. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of a Fund's securities is expected to decline, it might purchase put options or sell call options on futures contracts rather than sell futures contracts.

                  The Funds may write covered call options, buy put options, buy call options and sell or "write" secured put options on a national securities exchange and issued by the Options Clearing Corporation for hedging purposes. Such transactions may be effected on a principal basis with primary reporting dealers in U.S. government securities in an amount not exceeding 5% of a Fund's net assets. Such options may relate to particular securities, stock or bond indices, financial instruments or foreign currencies. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

                  A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to or only at the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

                  A Fund may purchase and sell put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. A Fund may also purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a closing sale transaction (a sale by a Fund, prior to the exercise of an option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

                  In addition, each Fund (other than the UA Money Market Fund) may write covered call and secured put options. A covered call option means that a Fund owns or has the right to acquire the underlying security subject to call at all times during the option period. A secured put option means that a Fund maintains in a segregated account with its custodian cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. Such options will be listed on a national securities exchange and issued by the Options Clearing Corporation and may be effected on a principal basis with primary reporting dealers in the U.S.

                  In order to close out put or call option positions, a Fund will be required to enter into a "closing purchase transaction" -- the purchase of a put or call option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. When a portfolio security subject to a call option is sold, a Fund will effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or a Fund delivers the underlying security upon exercise.


                  The aggregate value of the securities subject to options written by a Fund will not exceed 33-1/3% of the value of its net assets. In order to close out an option position prior to maturity, a Fund may enter into a "closing purchase transaction" by purchasing a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option which it previously wrote.


                  Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of a Fund. For a detailed description of these investments and related risks, see Appendix B attached to this SAI.

         RISK FACTORS ASSOCIATED WITH FUTURES AND RELATED OPTIONS

                  To the extent that a Fund engages in a futures transaction as a hedging device, due to the risk of an imperfect correlation between securities in its portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indices, the risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Funds may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as anticipated when the hedge is established.

                  Successful use of futures by the Funds also are subject to the Adviser's ability to predict correctly movements in the direction of securities prices, interest rates and other economic factors. For example, if the Funds have hedged against the possibility of a decline in the market adversely affecting the value of securities held in their funds and prices increase instead, the Funds will lose part or all of the benefit of the increased value of securities which they have hedged because they will have offsetting losses in their futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

                  Although the Funds intend to enter into futures contracts and options transactions only if there is an active market for such investments, no assurance can be given that a liquid market will exist for any particular contract or transaction at any particular time. See "Illiquid Securities." Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Funds to substantial losses. If it is not possible, or a Fund determines not, to close a futures position in anticipation of adverse price movements, it will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Fund being hedged, if any, may offset partially or completely losses on the futures contract.

                  The primary risks associated with the use of futures contracts and options are:

                  1. the imperfect correlation between the change in market value of the securities held by a Fund and the price of the futures contract or option;

                  2. possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired;

                  3. losses greater than the amount of the principal invested as initial margin due to unanticipated market movements which are potentially unlimited; and

                  4. the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors.

DOLLAR ROLLS

                  The UA Government Mortgage, UA High Yield Bond and UA Ultra Short Bond Funds may enter into Dollar Roll Agreements, which are similar to reverse repurchase agreements. Dollar Rolls are transactions in which securities are sold by the Fund for delivery in the current month and the Fund simultaneously contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar Rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to which the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. At the time the Fund enters into a Dollar Roll, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.

SHORT SALES

                  Each Fund may engage in short sales of its securities. Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

                  A Fund may only sell securities short "against the box." A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short. If a Fund sells securities short against the box, it may protect itself from a loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

ASSET-BACKED SECURITIES

                  The UA Real Estate, UA Government Mortgage, UA High Yield Bond and UA Ultra Short Bond Funds and, to the extent permitted by Rule 2a-7 under the 1940 Act and as is consistent with its investment objective and policies, the UA Money Market Fund, may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Asset-backed securities acquired by a Fund may include collateralized mortgage obligations (CMOs) issued by private companies.

                  In general, the collateral supporting non-mortgage, asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or instrumentalities.


                  Each of these Funds may purchase securities that are secured or backed by mortgages and are issued by entities such as GNMA, FNMA, Freddie Mac, or private mortgage conduits. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. Except for private mortgage conduits, these securities represent ownership in a pool of federally insured mortgage loans. The yield and average life characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if a mortgage-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce the expected yield to maturity and average life, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and average life. Conversely, if a mortgage-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, the expected yield to maturity and average life. There can be no assurance that a Fund's estimation of the duration of mortgage-backed securities it holds will be accurate or that the duration of such instruments will always remain within the maximum target duration. In calculating the average weighted maturity of the Funds, the maturity of mortgage-backed securities will be based on estimates of average life.

                  Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities generally will decline; however, when interest rates decline, the value of mortgage-backed securities may not increase as much as that of other similar duration fixed income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

                  These characteristics may result in a higher level of price volatility for these assets under certain market conditions. In addition, while the market for mortgage-backed securities is ordinarily quite liquid, in times of financial stress the market for these securities can become restricted.


                  There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a publicly-held company owned by its shareholders that was created by an act of Congress. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). Freddie Mac is a publicly-held company owned by its shareholders that was created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any FHLBs and do not constitute a debt or obligation of the United States or of any FHLB. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

                  From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of FNMA and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted.


                  Privately issued mortgage-backed securities will carry an investment grade rating at the time of purchase by S&P or by Moody's or, if unrated, will be in the Adviser's opinion equivalent in credit quality to such rating. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.


                  CMOs may be issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises, including FNMA and Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs represent direct ownership interests in a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs.

                  Each class of a CMO, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying a CMO may cause some or all of the classes of the CMO to be retired substantially earlier than its final distribution date.

                  The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of the CMO in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final scheduled distribution date have been paid in full.

                  Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

                  Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

COLLATERALIZED DEBT OBLIGATIONS

                  The UA High Yield Bond Fund may invest in collateralized bond obligations ("CBOs"), which are structured products backed by a diversified pool of high yield public or private fixed income securities. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool.

                  The Fund also may invest in collateralized loan obligations ("CLOs"), which are trusts typically consisting of loans made to issuers (both U.S. and foreign). A CLO consists of a portfolio of many underlying loans where the cash flows from the securitization are derived from this portfolio of loans. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

INTEREST RATE AND TOTAL RETURN SWAPS


                  The UA Government Mortgage, UA High Yield Bond and UA Ultra Short Bond Funds may enter into interest rate swaps for hedging purposes and not for speculation. These Funds also may invest in futures contracts on U.S. Treasury obligations in order to offset an expected decrease in the value of their respective portfolios that might otherwise result from a market decline or to seek to increase total return. A Fund will typically use interest rate or total return swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its investments. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or the total return of a predefined "index," such as an exchange of fixed rate payments for floating rate payments or an exchange of a floating rate payment for the total return on an index.

                  The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. A Fund will not enter into any interest rate swap unless the unsecured commercial paper, senior debt, or claims paying ability of the other party is rated either "A" or "A-1" or better by S&P or Fitch, or "A" or "P-1" or better by Moody's or is otherwise deemed equally creditworthy by the Adviser.

                  The Funds will only enter into swaps on a net basis, (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and their Adviser believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian.


                  If there is a default by the other party to a swap transaction, the Fund involved will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.

ZERO COUPON OBLIGATIONS

                  The UA Government Mortgage, UA High Yield Bond and UA Ultra Short Bond Funds may invest in zero coupon obligations. Each other Fund may also invest in zero coupon obligations for temporary purposes. See "Money Market Instruments" below. Zero coupon obligations are discount debt obligations that do not make periodic interest payments although income is generally imputed to the holder on a current basis. Such obligations may have higher price volatility than those which require the payment of interest periodically. The Adviser will consider the liquidity needs of the Fund when any investment in zero coupon obligations is made.

INCOME PARTICIPATION LOANS

                  The UA High Yield Bond and UA Ultra Short Bond Funds may make or acquire participations in privately negotiated loans to borrowers. Frequently, such loans have variable interest rates and may be backed by a bank letter of credit; in other cases they may be unsecured. Such transactions may provide an opportunity to achieve higher yields than those that may be available from other securities offered and sold to the general public.

                  Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be liquid, if at all, only through a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require repayment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. Recovery of an investment in any such loan that is illiquid and payable on demand will depend on the ability of the borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless the Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Board of Trustees of the Trust will establish procedures to monitor the credit standing of each such borrower, including its ability to honor contractual payment obligations.

WHEN-ISSUED SECURITIES

                  Each Fund may purchase  securities  on a  "when-issued"  basis
(i.e., for delivery beyond the normal settlement date at a stated price and yield). The Funds do not intend to purchase when-issued securities for speculative purposes but only for the purpose of acquiring portfolio securities. In when-issued and delayed delivery transactions, a Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be attractive. One form of when-issued or delayed delivery security that a Fund may purchase is a "to be announced" (TBA) mortgage-backed security. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with the specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.


                  When a Fund agrees to purchase when-issued securities, the custodian segregates cash or liquid portfolio securities equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment, marked to market daily. It is likely that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceed 25% of the value of its total assets.


                  When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. A Fund receives no income from when-issued or delayed settlement securities prior to delivery of such securities.

MONEY MARKET INSTRUMENTS

                  Each Fund may invest in various short-term obligations such as domestic and foreign commercial paper, bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, U.S. government securities, repurchase agreements, reverse repurchase agreements and GICs. Each Fund (other than the UA Money Market Fund) may hold temporary cash balances pending investment in such instruments or may invest up to 100% of its assets in such instruments for temporary defensive purposes. The UA Money Market Fund may invest in money market instruments in accordance with Rule 2a-7 under the 1940 Act and as is consistent with its investment objective and policies.

                  Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System. Bank obligations also include U.S. dollar-denominated bankers' acceptances, certificates of deposit and time deposits issued by foreign branches of U.S. banks or foreign banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. These bank obligations are not issued by the Federal Deposit Insurance Corporation. The Funds may also make interest bearing savings deposits in commercial and savings banks not in excess of 5% of their total assets. Investment in non-negotiable time deposits is limited to no more than 5% of a Fund's total assets at the time of purchase.

                  Investments in commercial paper and other short-term promissory notes issued by corporations (including variable and floating rate instruments) must be rated at the time of purchase "A-2" or better by S&P, "Prime-2" or better by Moody's, "F2" or better by Fitch or, if not rated, determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. Investments may also include corporate notes. In addition, each Fund may invest in Canadian Commercial Paper, which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. Each Fund may acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.


                  Investments in the obligations of foreign branches of U.S. banks, foreign banks and other foreign issuers may subject a Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. A Fund will invest in the obligations of foreign banks or foreign branches of U.S. banks only when the Adviser believes that the credit risk with respect to the instrument is minimal, except that the UA Emerging Markets Fund and UA International Equity Fund will not be subject to this limitation so long as such investments are otherwise consistent with their investment objectives and policies.

GOVERNMENT SECURITIES


                  Each Fund may invest in U.S.  government  agency  obligations, examples of which include the obligations of FHLBs, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Freddie Mac and Federal Intermediate Credit Banks and Maritime Administration. Some of these obligations are supported by the full faith and credit of the U.S. Treasury, such as obligations issued by the GNMA. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of Freddie Mac, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Some of these investments may be variable or floating rate instruments. See "Variable and Floating Rate Instruments." The UA Money Market Fund will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.

U.S. TREASURY OBLIGATIONS AND RECEIPTS

                  Each Fund may invest in U.S. Treasury obligations consisting of bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as STRIPS (Separately Traded Registered Interest and Principal Securities).

                  The Funds may invest in separately traded interest and principal component parts of the U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), Liquid Yield Option Notes (LYONs), and Certificates of Accrual on Treasury Securities
(CATS). TIGRs, LYONs and CATS are interests in private proprietary accounts while TR's are interests in accounts sponsored by the U.S. Treasury. The private proprietary accounts underlying TIGRs, LYONs and CATS are not government guaranteed.

                  Securities denominated as TRs, TIGRs, LYONs and CATS are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

DERIVATIVE INSTRUMENTS


                  Each Fund may purchase certain "derivative" instruments. Derivative instruments are instruments that derive value from the performance of underlying securities, interest or currency exchange rates, or indices, and include (but are not limited to) futures contracts, options, forward currency contracts and structured debt obligations (including CMOs, various floating rate instruments and other types of securities).

                  Like all investments, derivative instruments involve several basic types of risks which must be managed in order to meet investment objectives. The specific risks presented by derivatives include, to varying degrees, market risk in the form of underperformance of the underlying securities, exchange rates or indices; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the securities, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying securities, rates or indices on which it is based; extension risk that the expected duration of an instrument may increase or decrease; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data is lacking regarding their actual performance over complete market cycles.

SECURITIES OF OTHER INVESTMENT COMPANIES

                  Subject to 1940 Act limitations and pursuant to applicable SEC requirements, each Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their NAV per share based on the amortized cost or penny-rounding method, i.e., money market funds.


                  The Equity Funds may invest in Standard & Poor's Depositary Receipts ("SPDRs"), iShares Trust ("iShares") and similar index tracking stocks as is consistent with their investment objectives and policies. The SPDR Trust, DIAMONDS Trust and MidCap SPDRs Trust, are unit investment trusts that hold shares of companies in certain indices and seek to provide investment results that closely track, respectively, the S&P 500 Index, DJIA and S&P MidCap 400 Index. PDR Services LLC is the sponsor of each trust. Other index tracking stocks are structured similarly to SPDRs but track the price performance and dividend yield of different indices. iShares is a family of approximately 90 different exchange-traded index funds that seek to provide investment results that correspond generally to the performance of specified market indices and that are listed on various exchanges. Barclays Global Fund Advisors serves as investment adviser to the iShares Funds. SPDRs, iShares and other index tracking stocks can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. For example, stocks that track an index comprised of Nasdaq traded stocks, or stocks that track an index comprised of stocks of foreign companies (such as iShares which are described below), may be expected to fluctuate in value more widely than the SPDRs (which track the S&P 500 Index) or stocks that track other less volatile indices. Index tracking stocks are traded similarly to stocks of individual companies. Although an index tracking stock is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance because of trust expenses and other factors. The SPDR Trust and trusts underlying other index tracking stocks are structured to be regulated investment companies and may make distributions to a Fund that may not be characterized entirely as ordinary income for tax purposes. Such distributions will be passed through to Fund investors in the character as received by the Fund. Because investments in SPDRs and other index tracking stocks represent interests in unit investment trusts, such investments are subject to the 1940 Act's limitations on investments in other investment companies.

                  In addition, to the extent consistent with its policy regarding investments in foreign securities, each Fund (other than the UA Government Mortgage and UA Money Market Funds) may purchase shares of investment companies investing primarily in foreign securities, including "country funds," which have portfolios consisting exclusively of securities of issuers located in one foreign country, and may also purchase iShares issued by iShares, Inc. and similar securities of other issuers. "Country funds" may be either open-end or closed-end investment companies.




                  In the event substantial market or other disruptions affecting iShares or other country funds should occur, the liquidity and value of a Fund's shares could also be substantially and adversely affected, and the Fund's performance could be impaired. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares or other country funds as part of its investment strategy.


                  As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Funds may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by a Fund and, therefore, will be borne indirectly by its shareholders.


                  Each Fund currently intends to limit its investments in securities issued by other investment companies (except iShares, SPDRs and the related exchange-traded funds governed by the SEC order referenced below) so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole; and (iv) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Funds and other investment companies advised by the Adviser. iShares and SPDRs have each obtained an order from the SEC that permits other SEC registered funds to acquire iShares and SPDRs beyond the limitations set forth in the 1940 Act if certain conditions are met. The UA Money Market Fund will not invest in exchange-traded funds beyond the limits permitted by the 1940 Act.


                  Notwithstanding these limitations, the Trust has obtained an order from the SEC that allows each Fund (other than the UA Money Market Fund) to use their cash balances that have not been invested in portfolio securities and cash collateral from the Funds' securities lending program to purchase shares of one or more money market funds offered by the Trust. If a money market fund offers more than one class of shares, a Fund will only invest in the class with the lowest expense ratio at the time of investment. A Fund will hold shares of the Trust's money market funds only to the extent that the Fund's aggregate investment in the money market funds does not exceed 25% of the Fund's total assets.

PORTFOLIO TURNOVER

                  The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes U.S. government securities and all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Trust to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making decisions.

                  The Funds had not commenced operations as of the date of this SAI and, consequently, have no portfolio turnover history. The UA Emerging Markets, UA International Equity, UA Real Estate, UA Small Cap Growth, UA Government Mortgage, UA High Yield Bond and UA Ultra Short Bond Funds utilize an active trading approach, which results in frequent purchases and sales of portfolio securities. High portfolio turnover may result in increased taxable gains to shareholders (see "Additional Information Concerning Taxes" below) and higher expenses and other transaction costs, which are ultimately borne by a Fund's shareholders.

                             INVESTMENT LIMITATIONS


                  Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous").


                  No Fund may:

                  1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

                       (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments;

                       (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;

                       (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

                       (d) personal credit and business credit businesses will be considered separate industries; and

                       (e) consistent with its investment objective and policies, the UA Real Estate Fund may invest more than 25% of its assets in securities of issuers conducting their principal business activities in the real estate industry.

                  2. Make loans, except that a Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

                       3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

                  4. Purchase or sell real estate, except that a Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate, and except that the UA Real Estate Fund may purchase or sell real estate to the extent consistent with its investment objective and policies.

                  5. Invest in commodities, except that as consistent with its investment objective and policies a Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation, those relating to indices; (b) purchase and sell options on futures contracts or indices; (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, "commodities" includes commodity contracts.

                  6. Act as an underwriter of securities within the meaning of the 1933 Act except insofar as a Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

                  7. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or, in the case of the UA Emerging Markets and UA International Equity Funds, securities issued or guaranteed by any foreign government, if, immediately after such purchase, more than 5% of the value of a Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that, other than the UA Money Market Fund, up to 25% of the value of a Fund's total assets may be invested without regard to such limitations.

                  With respect to investment limitation No. 3 above, the 1940 Act prohibits a Fund from issuing senior securities, except that a Fund may borrow from banks, and may mortgage, pledge or hypothecate its assets in connection with such borrowings, provided that immediately after any such borrowing the Fund has 300% asset coverage for all borrowings. Should a Fund's asset average fall below the required 300%, within three days thereafter (not including Sundays and holidays) the Fund must reduce the amount of its borrowings to an extent that the asset coverage will be at least 300%.


                  Investment  limitation  No. 7 does  not  apply to the UA Money
Market  Fund  which  is  instead   subject  to  the  portfolio   diversification
requirements imposed by Rule 2a-7 under the 1940 Act.


                  For purposes of the above investment limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, a security is considered to be issued by such nongovernmental user.

                  Except for the Funds' policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

                  In   addition,   the  Funds  are  subject  to  the   following
non-fundamental   limitations,   which  may  be  changed  without  the  vote  of
shareholders:

                  No Fund may:

                  1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act (including by order of the SEC).

                  2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with the Fund's investment objective and policies for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

                  3.  Purchase   securities  on  margin,  make  short  sales  of
securities or maintain a short position, except that, as consistent with a Fund's investment objective and policies, (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (c) a Fund may make short sales against-the-box (defined as the extent to which a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short).

                  4. Purchase securities of companies for the purpose of exercising control.

                  5. Invest more than 15% (10% in the case of the UA Money Market Fund) of its net assets in illiquid securities.

                  6. Purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its total assets. Securities held in escrow or in separate accounts in connection with a Fund's investment practices described in its Prospectuses or SAI are not deemed to be pledged for purposes of this limitation.


                  With respect to investment limitation No. 1 above, see "Securities of Other Investment Companies" above for the 1940 Act's limitations applicable to each Fund's investments in other investment companies. With respect to invest limitation 3(c) "Short Sales"

                  The Funds do not  intend to acquire  securities  issued by the
Adviser,   Distributor  (as  defined  in  "Additional  Purchase  and  Redemption
Information") or their affiliates.



                                 NET ASSET VALUE

VALUATION OF THE UA MONEY MARKET FUND

                  The Trust uses the amortized cost method to value shares in the UA Money Market Fund. Pursuant to this method, a security is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations, or by fair value as determined in accordance with procedures adopted by the Board of Trustees. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security. The value of the portfolio securities held by the Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized.

                  The UA Money Market Fund invests only in high quality short-term instruments and maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable NAV per share, provided that the Fund will neither purchase any security deemed to have a remaining maturity of more than 397 calendar days within the meaning of the 1940 Act nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Trust's Board of Trustees has established procedures pursuant to rules promulgated by the SEC, that are intended to help stabilize the NAV per share of the Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the NAV per share of the Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a NAV per share determined by using available market quotations.


VALUATION OF DEBT SECURITIES

                  Assets of the Funds (other than the UA Money Market Fund) invested in debt securities are valued by an independent pricing service ("Service") approved by the Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

VALUATION OF EQUITY SECURITIES

                  In determining market value for equity securities, the assets of the Funds which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the official closing price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices.

VALUATION OF FOREIGN SECURITIES

                  Portfolio securities which are primarily traded on foreign securities exchanges are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Such securities are generally valued at the preceding closing values of such securities on their respective exchanges.

                  A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the prevailing market rate on the day of valuation.


                  Certain foreign securities may be traded on foreign exchanges or over-the-counter markets on days on which a Fund's NAV is not calculated. In such cases, the NAV of a Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.


VALUATION OF SHARES OF MUTUAL FUNDS


                  Investments by any Fund in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.


OTHER


                  Securities  for  which  market   quotations  are  not  readily
available are valued at fair value using methods determined by or under the supervision of the Board of Trustees. A Fund may also use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by a Service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The Service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate the NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.


                  An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  Shares in the Funds are sold on a continuous basis by Professional Funds Distributor, LLC (the "Distributor"), which has agreed to use appropriate efforts to solicit all purchase orders. The issuance of shares is recorded on the books of the Trust. To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to an investor's financial institution at its principal office or directly to the Trust at P.O. Box 8421, Boston, MA 02266-8421. Such requests must be signed by each shareholder, with each signature guaranteed by a U.S. commercial bank or trust company or by a member firm of a national securities exchange. Guarantees must be signed by an authorized signatory and "Signature Guaranteed" must appear with the signature. An investor's financial institution may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.


                  The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

                  Payment for shares of a Fund may, in the discretion of the Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

                  The Trust normally pays redemption proceeds in cash but reserves the right to make redemptions in-kind. A shareholder receiving an in-kind redemption would likely have to pay transaction costs to sell the distributed securities and may be subject to capital gains taxes as well.


                  The applicable Prospectuses describe the risks to the Fund of excessive trading in Fund shares (sometimes referred to as market timing) and the Fund's procedures to limit this activity. These risks include possible dilution in the value of Fund shares held by long-term shareholders and the risk of time-zone arbitrage for Funds that invest in securities that trade on foreign markets. Time-zone arbitrage might work as follows: A market timer may purchase shares of a Fund that invests in overseas markets based on events occurring after foreign market closing prices are established, but before the Fund's NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would redeem the Fund's shares the next day when the Fund's share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Fund shareholders.

                  As described in the applicable Prospectuses, Class 1 and Class 2 Shares of the Funds are sold to certain qualified investors at their NAV without a sales charge. There is no sales load or contingent deferred sales charge imposed for shares acquired through the reinvestment of dividends or distributions on such shares.


                  The Trust has authorized one or more brokers to receive purchase and redemption orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or the broker's authorized designee receives the order. Orders will be priced at the NAV next computed after they are received by an authorized broker or the broker's authorized designee and accepted by a Fund.


                  The Adviser or its affiliates will pay finder's fees to dealers on new investments into the Equity and Fixed Income Funds as follows:

                  EQUITY FUNDS
                  1.00% on amounts between $1 million and $5 million; plus 0.50% on amounts between $5 million and $10 million; plus 0.25% on amounts over $10 million

                  FIXED INCOME FUNDS
                  0.50% on amounts between $1 million and $5 million; plus 0.25% on amounts over $5 million


                  From time to time, shares may be offered as an award in promotions sponsored by the Distributor or other parties. The Distributor or a third party will purchase shares awarded in such promotions at NAV. The promotions may be limited to certain classes of shareholders such as the employees of the Adviser or its affiliates. As stated in the applicable Prospectuses, the Distributor may institute certain promotional incentive programs for dealers. Such incentive programs may include cash incentive programs specific to NatCity Investments, Inc. under which NatCity Investments, Inc. or its associated persons may receive cash incentives in connection with the sale of the Funds.

                  Automatic investment programs such as the Planned Investment Program ("Program") described in the Prospectuses permit an investor to use "dollar cost averaging" in making investments. Under this Program, an agreed upon fixed dollar amount is invested in Fund shares at predetermined intervals. This may help investors to reduce their average cost per share because the Program results in more shares being purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that dollar cost averaging results in purchases of shares regardless of their price on the day of investment or market trends and does not ensure a profit, protect against losses in a declining market, or prevent a loss if an investor ultimately redeems his or her shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels. From time to time, in advertisements, sales literature, communications to shareholders and other materials, the Trust may illustrate the effects of dollar cost averaging through use of or comparison to an index such as the S&P 500 Index or Lehman Intermediate Government Index.

EXCHANGE PRIVILEGE


                  Investors may exchange all or part of their Class 1 or Class 2 Shares as described in the applicable Prospectuses. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.


                  By use of the exchange privilege, the investor authorizes the Transfer Agent's financial institution or his or her financial institution to act on telephonic, website or written instructions from any person representing himself or herself to be the shareholder and believed by the Transfer Agent or the financial institution to be genuine. The investor or his or her financial institution must notify the Transfer Agent of his or her prior ownership of Class 1 or Class 2 Shares and the account number. The Transfer Agent's records of such instructions are binding.

                              DESCRIPTION OF SHARES

                  The  Trust is a  Massachusetts  business  trust.  The  Trust's
Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of the classes or series of shares set forth in the Prospectuses, including classes or series, which represent interests in the Funds as follows, and as further described in this SAI and the related Prospectuses:

UA Emerging Markets Fund
         Class TT - UA Series 1                               Class 1 Shares
         Class TT - UA Series 2                               Class 2 Shares
UA International Equity Fund
         Class VV - UA Series 1                               Class 1 Shares
         Class VV - UA Series 2                               Class 2 Shares
UA Large Cap Value Fund
         Class XX - UA Series 1                               Class 1 Shares
         Class XX - UA Series 2                               Class 2 Shares
UA Mid Cap Value Fund
         Class ZZ - UA Series 1                               Class 1 Shares
         Class ZZ - UA Series 2                               Class 2 Shares
UA Real Estate Fund
         Class UU - UA Series 1                               Class 1 Shares
         Class UU - UA Series 2                               Class 2 Shares

UA Small Cap Growth Fund
         Class YY - UA Series 1                               Class 1 Shares
         Class YY - UA Series 2                               Class 2 Shares
UA Government Mortgage Fund
         Class AAA - UA Series 1                              Class 1 Shares
         Class AAA - UA Series 2                              Class 2 Shares
UA High Yield Bond Fund
         Class CCC - UA Series 1                              Class 1 Shares
         Class CCC - UA Series 2                              Class 2 Shares
UA Ultra Short Bond Fund
         Class DDD - UA Series 1                              Class 1 Shares
         Class DDD - UA Series 2                              Class 2 Shares
UA Money Market Fund
         Class BBB - UA Series 1                              Class 1 Shares
         Class BBB - UA Series 2                              Class 2 Shares

                  Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, the Funds' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets of the Trust not belonging to any particular Fund which are available for distribution.

                  Rule 18f-2 under the 1940 Act provides that any matter required by the 1940 Act, applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment fund affected by such matter. Rule 18f-2 further provides that an investment fund is affected by a matter unless the interests of each fund in the matter are substantially identical or the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular fund. In addition, shareholders of each class in a particular investment fund have equal voting rights except that only Class 1 Shares of an investment fund will be entitled to vote on matters submitted to a vote of shareholders relating to a distribution plan for such shares and only Class 2 Shares of a Fund will be entitled to vote on matters relating to a distribution plan with respect to Class 2 Shares.

                  Although the following types of transactions are normally subject to shareholder approval, the Board of Trustees may, under certain limited circumstances: (a) sell and convey the assets of an investment fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at a price which is equal to their NAV and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert an investment fund's assets into money and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at their NAV; or (c) combine the assets belonging to an investment fund with the assets belonging to another investment fund of the Trust, if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on shareholders of any fund participating in such combination, and, in connection therewith, to cause all outstanding shares of any fund to be redeemed at their NAV or converted into shares of another class of the Trust at NAV. In the event that shares are redeemed in cash at their NAV, a shareholder may receive in payment for such shares an amount that is more or less than his or her original investment due to changes in the market prices of the fund's securities. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the fund's shareholders at least 30 days prior thereto.


                     ADDITIONAL INFORMATION CONCERNING TAXES

                  The following summarizes certain additional tax considerations generally affecting the Trust and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders or possible legislative changes, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.


                  Each Fund of the Trust will be treated as a separate corporate entity under the Code and intends to qualify and continue to qualify as a regulated investment company. In order to qualify and continue to qualify for tax treatment as a regulated investment company under Subchapter M of Subtitle A, Chapter 1 of the Code, at the end of each quarter of its taxable year: (i) at least 50% of the market value of a Fund's total assets will be invested in cash, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets will be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In addition, a Fund must satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by the Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

                  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute with respect to each calendar year at least 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

                  If for any taxable year a Fund does not qualify for federal tax treatment as a regulated investment company, all of the Fund's net taxable investment income will be subject to federal and, potentially, state income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions would be taxable to a Fund's shareholders to the extent of the Fund's current and accumulated earnings and profits.


                  The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

                  Although each Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

                                    * * * * *

                  The foregoing is only a summary of some of the important tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders or of state tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly potential purchasers of shares of the Funds are urged to consult their own tax advisers with specific reference to their own tax situation. In addition, the foregoing discussion is based on tax laws and regulations which are in effect on the date of this SAI. Such laws and regulations may be changed by legislative or administrative action.

                              TRUSTEES AND OFFICERS

                  The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees."


                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                                     LENGTH OF                                    FUND
                                  POSITION(S)          TIME                                    COMPLEX(3)
       NAME, ADDRESS(1),           HELD WITH         SERVED IN    PRINCIPAL OCCUPATION(S)     OVERSEEN BY     OTHER DIRECTORSHIPS
     DATE OF BIRTH AND AGE         THE TRUST        POSITION(2)     DURING PAST 5 YEARS         TRUSTEE        HELD BY TRUSTEE(4)
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------
Robert D. Neary                  Chairman of the      Since      Retired; Co-Chairman of          32      Director, Strategic
Date of Birth:                   Board and           February    Ernst & Young, April                     Distribution, Inc., since
9/30/33                          Trustee               1996      1984 to September 1993.                  January 1999; Director,
Age:  72                                                                                                  Commercial Metals Company,
                                                                                                          since March 2001.

John F. Durkott                  Trustee              Since      President and Chief              32      None
Date of Birth:                                       November    Executive Officer,
7/11/44                                                1993      Kittle's Home
Age:  61                                                         Furnishings Center,
                                                                 Inc., since January
                                                                 2002; President and
                                                                 Chief Operating
                                                                 Officer, since 1982;
                                                                 Partner, Kittle's
                                                                 Bloomington
                                                                 Properties LLC, from
                                                                 January 1981 through
                                                                 2003; Partner, KK&D
                                                                 LLC, from January
                                                                 1989 through 2003;
                                                                 Partner, KK&D II
                                                                 LLC, from February
                                                                 1998 through 2003
                                                                 (affiliated real
                                                                 estate companies of
                                                                 Kittle's Home
                                                                 Furnishings Center,
                                                                 Inc.).

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                                     LENGTH OF                                    FUND
                                  POSITION(S)          TIME                                    COMPLEX(3)
       NAME, ADDRESS(1),           HELD WITH         SERVED IN    PRINCIPAL OCCUPATION(S)     OVERSEEN BY      OTHER DIRECTORSHIPS
     DATE OF BIRTH AND AGE         THE TRUST        POSITION(2)     DURING PAST 5 YEARS         TRUSTEE         HELD BY TRUSTEE(4)
-----------------------------------------------------------------------------------------------------------------------------------
Robert J. Farling                Trustee              Since      Retired; Chairman,               32         None
Date of Birth:                                       November    President and Chief
12/4/36                                                1997      Executive Officer,
Age:  68                                                         Centerior Energy
                                                                 (electric utility),
                                                                 March 1992 to
                                                                 October 1997.

Richard W. Furst                 Trustee            Since June   Dean Emeritus, Gatton            32         None
Date of Birth:                                         1990      College of Business and
9/13/38                                                          Economics, University of
Age:  67                                                         Kentucky, since June
                                                                 2003; Garvice D.
                                                                 Kincaid Professor of
                                                                 Finance, since 1981;
                                                                 Dean, Gatton College
                                                                 of Business and
                                                                 Economics,
                                                                 University of
                                                                 Kentucky, 1981 to
                                                                 June 2003.

Gerald L. Gherlein               Trustee              Since      Retired; Executive               32         None
Date of Birth:  2/16/38                                July      Vice-President and
Age:  67                                               1997      General Counsel, Eaton
                                                                 Corporation (global
                                                                 manufacturing), 1991
                                                                 to March 2000.



Dale C. LaPorte                  Trustee           Since April   Partner, Calfee, Halter          32         None
Date of Birth: 1/04/42                                 2005      & Griswold LLP (law
Age:  63                                                         firm), since 1974;
                                                                 Chairman of
                                                                 Executive Committee
                                                                 of Calfee, Halter &
                                                                 Griswold LLP, from
                                                                 January 2000 through
                                                                 December 2004.

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                                     LENGTH OF                                    FUND
                                  POSITION(S)          TIME                                    COMPLEX(3)
       NAME, ADDRESS(1),           HELD WITH         SERVED IN    PRINCIPAL OCCUPATION(S)     OVERSEEN BY      OTHER DIRECTORSHIPS
     DATE OF BIRTH AND AGE         THE TRUST        POSITION(2)     DURING PAST 5 YEARS         TRUSTEE         HELD BY TRUSTEE(4)
-----------------------------------------------------------------------------------------------------------------------------------
Kathleen A. Obert                Trustee              Since      Chairman and CEO, Edward         32       None
Date of Birth:  8/3/58                             August 2002   Howard & Co. (public
Age:  47                                                         relations agency), since
                                                                 2001; CEO, Edward Howard
                                                                 & Co., 2000-2001;
                                                                 VP/Senior VP, Edward
                                                                 Howard & Co., 1992-2000.

J. William Pullen                Trustee            Since May    Retired; President and           32         None
Date of Birth:  4/24/39                                1993      CEO, Whayne Supply Co.
Age:  66                                                         (engine and heavy
                                                                 equipment distribution),
                                                                 1986 to January 2005.

INTERESTED TRUSTEES
-------------------
John G. Breen(5)                 Trustee              Since      Retired; Chairman and            31       Director, Goodyear Tire &
Date of Birth:  7/21/34                            August 2002   CEO, The Sherwin                          Rubber Co.; Director, The
Age:  71                                                         Williams Co.                              Stanley Works.
                                                                 (manufacture,
                                                                 distribution and sale of
                                                                 coatings), until May
                                                                 2000.

Herbert R. Martens, Jr.(5)       President,           Since      Executive Vice                   31       None
Date of Birth:  8/6/52           Chief Legal         November    President, National City
Age:  53                         Officer and           1997      Corporation (bank
                                 Trustee                         holding company), since
                                                                 July 1997; President
                                                                 and CEO, National
                                                                 City Bank of
                                                                 Florida; Chairman
                                                                 and CEO, NatCity
                                                                 Investments, Inc.
                                                                 (investment
                                                                 banking), since July
                                                                 1995.

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                                     LENGTH OF                                    FUND
                                  POSITION(S)          TIME                                    COMPLEX(3)
       NAME, ADDRESS(1),           HELD WITH         SERVED IN    PRINCIPAL OCCUPATION(S)     OVERSEEN BY      OTHER DIRECTORSHIPS
     DATE OF BIRTH AND AGE         THE TRUST        POSITION(2)     DURING PAST 5 YEARS         TRUSTEE         HELD BY TRUSTEE(4)
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------
Kathleen T. Barr(6)              Senior Vice          Since      Senior Vice President            N/A                 N/A
200 Public Square, 5th Floor     President,          February    (formerly Vice
Cleveland, OH  44114             Chief                 2003      President), National
Date of Birth: 5/2/55            Administrative                  City Bank and Managing
Age:  49                         Officer and                     Director, Allegiant
                                 Chief                           Asset Management Group
                                 Compliance                      (formerly Armada Funds
                                 Officer                         Group), since June 1999;
                                                                 Managing Director,
                                                                 Allegiant Asset
                                                                 Management Company
                                                                 (formerly National
                                                                 City Investment
                                                                 Management Company),
                                                                 since May 1996.

Audrey C. Talley(7)              Secretary            Since      Partner, Drinker Biddle          N/A                 N/A
One Logan Square                                     February    & Reath LLP,
18th and Cherry Streets                                2005      Philadelphia,
Philadelphia, PA 19103-6996                                      Pennsylvania (law firm).
Date of Birth:  11/20/53
Age:  51

Dennis J. Westley(7)             Treasurer            Since      Senior Vice President            N/A                 N/A
103 Bellevue Parkway                                 May 2003    and Managing Director,
Wilmington, DE 19809                                             Accounting and
Date of Birth: 4/16/59                                           Administration, PFPC
Age:  45                                                         Inc., since July 2001;
                                                                 Vice President and
                                                                 Accounting Director,
                                                                 PFPC Inc., 1997 to 2001.

John Kernan(7)                   Assistant            Since      Vice President, National         N/A                 N/A
200 Public Square, 5th Floor     Treasurer           February    City Bank and Managing
Cleveland, OH  44114                                   2005      Director of Fund
Date of Birth: 9/17/65                                           Administration,
Age:  39                                                         Allegiant Asset
                                                                 Management Group, since
                                                                 July 2004.

(1) Each trustee can be contacted by writing to Allegiant Funds, c/o Allegiant Funds Group, 200 Public Street, Cleveland, OH 44114, Attention: John Kernan.
(2) Each trustee holds office until the next meeting of shareholders at which trustees are elected following his election or appointment and until his successor has been elected and qualified.
(3) The "Fund Complex" consists of all registered investment companies for which the Adviser or any of its affiliates serves as investment adviser. The number of portfolios overseen by the trustees includes 31 portfolios of the Trust that are offered for sale as of the date of this SAI. The trustees have authorized additional portfolios that have not yet been made available to investors.

(4) Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the "1934 Act") (i.e., "public companies") or other investment companies registered under the 1940 Act. In addition to the Trust, each trustee serves as a trustee of the Allegiant Advantage Fund. Mr. Neary and Mr. Martens also serve as Chairman and President/Chief Legal Officer, respectively, of the Allegiant Advantage Fund.
(5) Mr. Breen is considered to be an "interested person" of the Trust as defined in the 1940 Act because he owns shares of common stock of National City Corporation ("NCC"), the indirect parent company of the Adviser. Mr. Martens is considered to be an "interested person" of the Trust because
      (1) he is an Executive Vice President of NCC, (2) he is President and CEO of National City Bank of Florida (3) he owns shares of common stock and options to purchase common stock of NCC, and (4) he is the Chief Executive Officer of NatCity Investments, Inc., a broker-dealer affiliated with the Adviser.
(6) Ms. Barr also serves as Senior Vice President, Chief Administrative Officer and Chief Compliance Officer of the Allegiant Advantage Fund. She previously served as Assistant Treasurer and Chief Compliance Officer of the Trust and the Allegiant Advantage Fund from August 2002 until February 2003.
(7) Ms. Talley, Mr. Westley and Mr. Kernan also serve as Secretary, Treasurer and Assistant Treasurer, respectively, of the Allegiant Advantage Fund.

         Mr. Martens serves as Executive Vice President of NCC, the indirect parent of the Adviser, President and CEO of National City Bank of Florida and as President and Chief Executive Officer of NatCity Investments, Inc., which is under common control with the Adviser. Ms. Talley is a partner of the law firm Drinker Biddle & Reath LLP, which serves as counsel to the Trust.



BOARD COMMITTEES


                  The Board of Trustees has established two committees, i.e., the Audit Committee and the Nominating Committee

         The Audit Committee consists of all trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The Audit Committee generally oversees the Trust's accounting and financial reporting process. Among its responsibilities, the Audit Committee annually determines the engagement and compensation of the Trust's Independent Registered Public Accounting Firm, reviews and approves the audit and non-audit services performed by the Independent Registered Public Accounting Firm, evaluates the adequacy of the Trust's internal financial and disclosure controls, oversees the audit process and reviews with the auditors the scope and results of the audit of the Trust's financial statements. The Audit Committee was established on May 22, 2003 and held four formal meetings during the last fiscal year.

         The Nominating Committee includes all trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The Nominating Committee is responsible for nominating individuals who are not "interested persons" of the Trust to fill any vacancies on the Board. The Nominating Committee held one meeting during the last fiscal year. The Nominating Committee's procedures provide that the Trust's security holders can submit nominees for consideration for Board vacancies by sending the nomination to the Trust's Secretary, who will submit all nominations to the Committee.

TRUSTEE OWNERSHIP OF FUND SHARES


         The following table shows the dollar range of shares beneficially owned by each Trustee in the Funds and the Allegiant fund family in the aggregate as of December 31, 2004.


INDEPENDENT TRUSTEES

------------------------------------------------ ----------------------------------- ------------------------------------
                                                                                          AGGREGATE DOLLAR RANGE OF
                                                          DOLLAR RANGE OF            EQUITY SECURITIES IN THE FUNDS OF
NAME OF TRUSTEE/FUND                             EQUITY SECURITIES IN THE FUNDS(1)    THE TRUST OVERSEEN BY THE TRUSTEE
------------------------------------------------ ----------------------------------- ------------------------------------
ROBERT D. NEARY
------------------------------------------------ ----------------------------------- ------------------------------------
    UA Series                                                   None                            Over $100,000
------------------------------------------------ ----------------------------------- ------------------------------------
JOHN F. DURKOTT
------------------------------------------------ ----------------------------------- ------------------------------------
    UA Series                                                   None                          $50,000-$100,000
------------------------------------------------ ----------------------------------- ------------------------------------
ROBERT J. FARLING
------------------------------------------------ ----------------------------------- ------------------------------------
    UA Series                                                   None                            Over $100,000
------------------------------------------------ ----------------------------------- ------------------------------------
RICHARD W. FURST
------------------------------------------------ ----------------------------------- ------------------------------------
    UA Series                                                   None                            Over $100,000
------------------------------------------------ ----------------------------------- ------------------------------------
GERALD L. GHERLEIN
------------------------------------------------ ----------------------------------- ------------------------------------
    UA Series                                                   None                            Over $100,000
------------------------------------------------ ----------------------------------- ------------------------------------
DALE C. LAPORTE
------------------------------------------------ ----------------------------------- ------------------------------------
    UA Series                                                   None                            Over $100,000
------------------------------------------------ ----------------------------------- ------------------------------------
KATHLEEN A. OBERT
------------------------------------------------ ----------------------------------- ------------------------------------
    UA Series                                                   None                          $10,001 - $50,000
------------------------------------------------ ----------------------------------- ------------------------------------
J. WILLIAM PULLEN
------------------------------------------------ ----------------------------------- ------------------------------------
    UA Series                                                   None                            Over $100,000
------------------------------------------------ ----------------------------------- ------------------------------------

INTERESTED TRUSTEES

--------------------------------------------- -------------------------------------- ------------------------------------
                                                                                          AGGREGATE DOLLAR RANGE OF
                                                                                          EQUITY SECURITIES IN ALL
                                                         DOLLAR RANGE OF              PORTFOLIOS IN THE TRUST OVERSEEN
NAME OF TRUSTEE/FUND                            EQUITY SECURITIES IN THE FUNDS(1)                BY TRUSTEE
--------------------------------------------- -------------------------------------- ------------------------------------
JOHN G. BREEN
--------------------------------------------- -------------------------------------- ------------------------------------
    UA Series                                                 None                              Over 100,000
--------------------------------------------- -------------------------------------- ------------------------------------
HERBERT R. MARTENS, JR.
--------------------------------------------- -------------------------------------- ------------------------------------
    UA Series                                                 None                              Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------

1 The UA Series of Allegiant Funds were not operational as of December 31, 2004.

                  As of December 31, 2004 the Trustees and officers as a group owned beneficially less than 1% of each class of the outstanding shares of each of the UA Funds of the Trust, and less than 1% of the outstanding shares of all of the Funds of the Trust in the aggregate.

CERTAIN INTERESTS OF INDEPENDENT TRUSTEES


                  Mr. Durkott serves as President and Chief Executive Officer of Kittle's Home Furnishings Center, Inc. ("Kittle's"). Kittle's has a $6 million line of credit open with National City Bank - Indiana, which is under common control with the Adviser. The line of credit is used for working capital purposes. The highest amount outstanding on the line of credit during the period January 1, 2003 through December 31, 2004 was not greater than $5 million. The balance outstanding as of December 31, 2004 was $3,550,000. Interest is charged at a fluctuating rate equal to National City Bank's prime rate or at a rate equal to LIBOR plus a margin determined in accordance with a schedule based upon Kittle's financial performance. Mr. Durkott may be deemed to have a material indirect interest in the line of credit.

                  Edward  Howard & Co.  ("EH&C"),  of which Ms.  Obert serves as
Chairman and Chief Executive Officer, undertakes occasional media training and other public relations projects for National City Bank. From January 1, 2003 through December 31, 2003, EH&C earned approximately $250,000 in fees for these services. From January 1, 2004 through December 31, 2004, EH&C earned approximately $60,000 in fees for these services. EH&C expects to be engaged for similar projects by National City Bank from time to time at comparable fee levels.

                  Since June 1, 2003,  Calfee,  Halter & Griswold  LLP, of which
Mr. LaPorte is a Partner, has periodically represented National City Bank and other affiliates of National City Corporation, excluding investment adviser affiliates, in connection with commercial loans, bond transactions, equity investments and litigation matters. Fees from the representation were significantly less than 1% of the law firm's revenues in each of 2003 and 2004.


BOARD COMPENSATION


                  Effective January 1, 2005, each Trustee receives an annual fee of $25,000 plus $4,000 for each Board meeting attended and reimbursement of expenses incurred in attending meetings of the Boards of Trustees of the Trust and Allegiant Advantage Fund. The two fund companies generally hold concurrent Board meetings. The Chairman of the Board receives an additional $26,000 per year and the Chairman of the Audit Committee receives an additional $1,000 per quarter for their services in these capacities. Prior to January 1, 2005, each Trustee received an annual fee of $20,000 plus $4,000 for each Board meeting attended and reimbursement of expenses incurred in attending meetings of the Boards of Trustees of the Trust and Allegiant Advantage Fund. The Chairman of the Board received an additional $16,000 per year.


                  The Trustees may elect to defer payment of 25% to 100% of the fees they receive in accordance with a Trustee Deferred Compensation Plan (the "Plan"). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of one or more portfolios of the Trust and the amount paid to the Trustee under the Plan will be determined based on the performance of such investments. Distributions are generally of equal installments over a period of 2 to 15 years. The Plan will remain unfunded for federal income tax purposes under the Code. Deferral of Trustee fees in accordance with the Plan will have a negligible impact on portfolio assets and liabilities and will not obligate the Trust to retain any Trustee or pay any particular level of compensation.

                  The following table summarizes the compensation for each of the Trustees of the Trust for the fiscal year ended May 31, 2005:

                                                      PENSION OR             ESTIMATED ANNUAL
                                     AGGREGATE        RETIREMENT BENEFITS    BENEFITS           TOTAL COMPENSATION
NAME OF                              COMPENSATION     ACCRUED AS PART OF     UPON               FROM THE TRUST AND
PERSON, POSITION                     FROM THE TRUST   THE TRUST'S EXPENSE    RETIREMENT         FUND COMPLEX
INDEPENDENT TRUSTEES

Robert D. Neary,
Chairman and Trustee                      $____                $0                 $0                  $____

John F. Durkott, Trustee                  $____                $0                 $0                  $____

Robert J. Farling, Trustee                $____                $0                 $0                  $____

Richard W. Furst, Trustee                 $____                $0                 $0                  $____

Gerald L. Gherlein, Trustee               $____                $0                 $0                  $____

Dale C. LaPorte, Trustee                  $____                $0                 $0                  $____

Kathleen A. Obert, Trustee                $____                $0                 $0                  $____

J. William Pullen, Trustee                $____                $0                 $0                  $____

INTERESTED TRUSTEE

John G. Breen, Trustee                    $____                $0                 $0                 $_____

Herbert R. Martens, Jr.,
President and Trustee                     $0                   $0                 $0                 $0


Deferred compensation (including interest) in the amount of $_______, $______ and $_____ accrued during the Trust's fiscal year ended May 31, 2005 for [INSERT TRUSTEES], respectively.


CODE OF ETHICS

                  The Trust and the Adviser have adopted a code of ethics under Rule 17j-1 of the 1940 Act that (i) establishes procedures for personnel with respect to personal investing, (ii) prohibits or restricts certain transactions that may be deemed to create a conflict of interest between personnel and the Funds, and (iii) permits personnel to invest in securities, including securities that may be purchased or held by the Funds.

SHAREHOLDER AND TRUSTEE LIABILITY

                  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust, and that every note, bond, contract, order, or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the Trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                  The Declaration of Trust states further that no trustee, officer, or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Trust estate or the conduct of any business of the Trust, nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or the Trust shall look solely to the trust property for payment. With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expense reasonably incurred by him in connection with the defense or disposition of any proceeding in which he or she may be involved or with which he or she may be threatened by reason of his or her being or having been a trustee, and that the trustees, have the power, but not the duty, to indemnify officers and employees of the Trust unless any such person would not be entitled to indemnification had he or she been a trustee.

                ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN
                     SERVICES AND TRANSFER AGENCY AGREEMENTS

ADVISORY AGREEMENTS

                  The Funds will enter into an Advisory Agreement with the Adviser effective at the time each Fund commences operations. The Adviser is a wholly owned subsidiary of National City Corporation, a bank holding company with headquarters in Cleveland, Ohio and over 1,300 branch offices in six states.

                  Subject to the supervision of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in each Fund. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by each Fund. The Adviser will provide the services under the Advisory Agreement in accordance with each Fund's investment objective, policies, and restrictions as stated in the Prospectuses and resolutions of the Trust's Board of Trustees applicable to such Fund.

                  The Adviser will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In selecting brokers or dealers for executing portfolio transactions, the Adviser will use its best efforts to seek on behalf of the Trust and the Funds the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to the Funds and/or other accounts over which the Adviser or any affiliate of the Adviser exercises investment discretion. The Adviser will be authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion.


                  In no instance will Fund securities be purchased from or sold to the Adviser, any sub-adviser, the Distributor (or any other principal underwriter to the Trust) or an affiliated person of either the Trust, the Adviser, a sub-adviser, or the Distributor (or such other principal underwriter) unless permitted by an order of the SEC or applicable rules. In executing portfolio transactions for the Fund, the Adviser may, but is not obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other investment portfolios of Allegiant Funds and its other clients where such aggregation is not inconsistent with the policies set forth in the Trust's registration statement. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and such other clients. The Adviser will maintain all books and records with respect to the securities transactions for the Funds and furnish the Trust's Board of Trustees such periodic and special reports as the Board may request.


                  The Advisory Agreement will provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties and obligations thereunder.

                  Unless sooner terminated, the Advisory Agreement will continue in effect for two years, and from year to year thereafter, subject to annual approval by the Trust's Board of Trustees, or by a vote of a majority of the outstanding shares of each Fund (as defined in the 1940 Act) and a majority of the trustees who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated by the Trust or the Adviser on 60 days written notice, and will terminate immediately in the event of its assignment.

ANNUAL BOARD APPROVAL OF ADVISORY AGREEMENT


                  At a meeting held on August 22, 2005, the Trust's Board of Trustees, including the Independent Trustees, approved the continuation of the Advisory Agreement for an additional one-year period. In connection with such approval, the Trustees considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services, experience and qualifications. The Funds had no assets and no operating history at the time of the meeting. The information considered by the Trustees included: (i) the history, organization and client base of the Adviser, (ii) fee arrangements for the UA Funds and (iii) ancillary services provided by the Adviser and its affiliates. The Trustees reviewed the Adviser's compliance procedures and controls.


                  After reviewing this information and such other matters as the trustees considered necessary to the exercise of their reasonable business judgment, the Board and Independent Trustees unanimously concluded that the compensation payable under the Advisory Agreement was fair and equitable with respect to each UA Fund and approved the continuation of the Advisory Agreement.


PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED


                  The following tables provide information about funds and accounts, other than the UA Funds, for which the UA Funds' portfolio managers are primarily responsible for the day-to-day portfolio management as of May 31, 2005.

---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
                                                                                              # OF ACCOUNTS
                                                              TOTAL # OF                      MANAGED WITH       TOTAL ASSETS WITH
                                                               ACCOUNTS                     PERFORMANCE-BASED    PERFORMANCE-BASED
    NAME OF PORTFOLIO MANAGER           TYPE OF ACCOUNTS        MANAGED      TOTAL ASSETS     ADVISORY FEE         ADVISORY FEE
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
MARTIN SCHULZ                              Registered
  Director of International                Investment
  Equity Investment,                       Companies:
  International Equity
  Investment Management Team
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
                                          Other Pooled
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
                                        Other Accounts:
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------

---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
                                                                                              # OF ACCOUNTS
                                                              TOTAL # OF                      MANAGED WITH       TOTAL ASSETS WITH
                                                               ACCOUNTS                     PERFORMANCE-BASED    PERFORMANCE-BASED
    NAME OF PORTFOLIO MANAGER           TYPE OF ACCOUNTS        MANAGED      TOTAL ASSETS     ADVISORY FEE         ADVISORY FEE
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
MICHAEL E. SANTELLI, CFA, CPA              Registered
  Senior Director for Value                Investment
  Equity Investment, Mid-Value             Companies:
  Equity Investment Management
  Team
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
                                          Other Pooled
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
                                        Other Accounts:
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
ALEX L. VALLECILLO, CFA                    Registered
  Senior Portfolio Manager,                Investment
  Mid-Value Equity Investment              Companies:
  Management Team
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
                                          Other Pooled
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
                                        Other Accounts:
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
MICHAEL J. CHREN, CFA                      Registered
  Senior Director for Value                Investment
  Investment, Value Equity                 Companies:
  Investment Management Team
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
                                          Other Pooled
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
                                        Other Accounts:
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
EDWARD A. JOHNSON                          Registered
  Equity Analyst, Value Equity             Investment
  Investment Management Team               Companies:
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
                                          Other Pooled
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
                                        Other Accounts:
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
HITESH PATEL, PHD                          Registered
  Director of Structured Equity            Investment
  Strategies, Structured Equity            Companies:
  Investment Management Team
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
                                          Other Pooled
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
                                        Other Accounts:
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------

---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
                                                                                              # OF ACCOUNTS
                                                              TOTAL # OF                      MANAGED WITH       TOTAL ASSETS WITH
                                                               ACCOUNTS                     PERFORMANCE-BASED    PERFORMANCE-BASED
    NAME OF PORTFOLIO MANAGER           TYPE OF ACCOUNTS        MANAGED      TOTAL ASSETS     ADVISORY FEE         ADVISORY FEE
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
PAUL KLEINAITIS, CFA                       Registered
  Senior Portfolio Manager,                Investment
  Structured Equity Investment             Companies:
  Management Team
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
                                          Other Pooled
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
                                        Other Accounts:
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
ROB ROQUITTE, CFA                          Registered
  Senior Portfolio Manager,                Investment
  Structured Equity Investment             Companies:
  Management Team
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
                                          Other Pooled
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
                                        Other Accounts:
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
STEVEN GREINER, PHD                        Registered
  Senior Quantitative                      Investment
  Strategist, Structured Equity            Companies:
  Investment Management Team
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
                                          Other Pooled
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
                                        Other Accounts:
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
ANDREW HARDING                             Registered
  Senior Director for Taxable              Investment
  Fixed Income Investments,                Companies:
  Taxable Fixed Income
  Management Team
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
                                          Other Pooled
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
                                        Other Accounts:
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
CYNTHIA D. COLE                            Registered
  Director of Corporate Bond               Investment
  Investment, Taxable Fixed                Companies:
  Income Management Team
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
                                          Other Pooled
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
                                        Other Accounts:
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------

---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
                                                                                              # OF ACCOUNTS
                                                              TOTAL # OF                      MANAGED WITH       TOTAL ASSETS WITH
                                                               ACCOUNTS                     PERFORMANCE-BASED    PERFORMANCE-BASED
    NAME OF PORTFOLIO MANAGER           TYPE OF ACCOUNTS        MANAGED      TOTAL ASSETS     ADVISORY FEE         ADVISORY FEE
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
TIMOTHY COMPAN, JR., CFA                   Registered
  Corporate Bond Specialist,               Investment
  Taxable Fixed Income                     Companies:
  Management Team
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
                                          Other Pooled
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
                                        Other Accounts:
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
MATTHEW DOWNING                            Registered
  Fixed Income Analyst, Taxable            Investment
  Fixed Income Management Team             Companies:
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
                                          Other Pooled
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
                                        Other Accounts:
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
MARK LOZINA, CFA                           Registered
  Fixed Income Analyst, Taxable            Investment
  Fixed Income Management Team             Companies:
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
                                          Other Pooled
                                      Investment Vehicles
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------
                                        Other Accounts:
---------------------------------- ------------------------ -------------- --------------- -------------------- --------------------

DESCRIPTION OF COMPENSATION

[TO BE PROVIDED BY ALLEGIANT]

POTENTIAL CONFLICTS OF INTEREST

                  When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The side-by-side management of a Fund, separate accounts, proprietary accounts and pooled investment vehicles may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. In addition, certain trading practices, such as cross trading between a Fund and another account, raise conflicts of interest. The principal types of potential conflicts of interest that may arise are discussed below. Although the Trust and the Adviser have adopted procedures that they believe are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

     o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

     o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the portfolio manager will place the order in a manner intended to result in as favorable a price as possible for such client.

     o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

     o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

                  If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, the Trust and the Adviser seek to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increases the holding in such security.

OWNERSHIP OF SECURITIES

                  Information regarding ownership of the UA Funds by the Portfolio Managers is not included because the UA funds were not operational at May 31, 2005.


PROXY VOTING POLICIES AND PROCEDURES


                  The Trust is required to disclose information concerning the Funds' proxy voting policies and procedures to shareholders. The Board of Trustees has delegated to the Adviser responsibility for implementing decisions regarding proxy voting for securities held by each Fund. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Trustees and adopted by the Trust, and which are found in Appendix C. Any material changes to the proxy policies and procedures will be submitted to the Board of Trustees for approval. Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 of each year will be available (1) without charge, upon request by calling 1-800-622-FUND (3863) and (2) on the SEC's website at http://www.sec.gov.


ADMINISTRATION AND ACCOUNTING SERVICES


                  The Trust has entered into a Co-Administration and Accounting Services Agreement ("Co-Administration Agreement") dated August 31, 2004 with PFPC and NCB, pursuant to which PFPC and NCB have agreed to serve as Co-Administrators to the Trust. This agreement superseded a prior agreement with all such parties dated June 1, 2003. Prior to June 1, 2003, SEI Investments Global Funds Services ("SIGFS") (formerly, SEI Investments Mutual Fund Services) and NCB (together with SIGFS, the "Previous Co-Administrators") served as the Previous Co-Administrators to the Trust pursuant to a Co-Administration Agreement effective as of August 1, 2000. SIGFS continued to provide certain administration and accounting services to the Trust until May 31, 2003.


                  The Co-Administrators provide a wide variety of accounting, shareholder and administrative services to the Trust under the Co-Administration Agreement. The Co-Administration Agreement provides that the Co-Administrators shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Co-Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Co-Administrators in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. The Co-Administration Agreement also provides that the Co-Administration Agreement creates no joint and/or several liability among the Co-Administrators with respect to any loss arising out of services provided by a specific Co-Administrator.

                  PFPC is a wholly owned subsidiary of PNC Financial Services Group. NCB is a wholly owned subsidiary of National City Corporation and an affiliate of the Adviser.

                  Under the Co-Administration Agreement, the Co-Administrators are entitled to receive administration fees with respect to each Fund, computed daily and paid monthly, at annual rates based on the average daily net assets of each Fund.


DISTRIBUTOR

                  The Distributor acts as principal underwriter for the Funds' shares pursuant to its Distribution Agreement with the Trust. The Distributor has its principal business office at 760 Moore Road, King of Prussia, Pennsylvania, 19406. Prior to May 1, 2003, SEI Investments Distribution Co. ("SEIDC") served as distributor of the Funds' shares. Shares are sold on a continuous basis. The Distributor will use all reasonable efforts in connection with distribution of shares of the Trust. Unless otherwise terminated, the Distribution Agreement between the Trust and the Distributor continues in force and renews annually, provided that such annual renewal is approved by (i) either the vote of a majority of the Trustees of the Trust, and (ii) the vote of a majority of those trustees of the Trust who are not parties to the Distribution Agreement or interested persons of any such party ("Qualified Trustees"), cast in person at a meeting called for the purpose of voting on the approval. The Distribution Agreement shall automatically terminate in the event of its assignment. In addition, the Distribution Agreement may at any time be terminated by the Distributor, by a vote of a majority of Qualified Trustees or by vote of a majority of the outstanding voting securities of the Trust upon not less than sixty days prior written notice to the other party.

DISTRIBUTION PLANS AND RELATED AGREEMENT

                  Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted separate distribution plans for Class 1 Shares and Class 2 Shares (the "Plans") which permit the Trust to bear certain expenses in connection with the distribution of Class 1 Shares and Class 2 Shares. As required by Rule 12b-1, the Plans and any related agreements have been approved, and are subject to annual approval by, a majority of the Trust's Board of Trustees, and by a majority of the trustees who are not interested persons of the Trust and have no direct or indirect interest in the operation of the Plans or any agreement relating to the Plans, by vote cast in person at a meeting called for the purpose of voting on the Plans and related agreements. In compliance with the Rule, the trustees requested and evaluated information they thought necessary to an informed determination of whether the Plans and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plans and related agreements will benefit the Trust and its shareholders. For instance, asset growth resulting from the Plan can be expected to benefit Trust shareholders through the realization of economies of scale and potentially lower expense levels.

                  Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a Fund (in the Trust's case, the Distributor) provide for the trustees' review of quarterly reports on the amounts expended and the purposes for the expenditures.

                  Any change in the Plans that would materially increase the distribution expenses of a class would require approval by the shareholders of such class, but otherwise, the Plans may be amended by the trustees, including a majority of the disinterested trustees who do not have any direct or indirect financial interest in the Plans or related agreements. The Plans and related agreements may be terminated as to a particular Fund or class by a vote of the Trust's disinterested trustees or by vote of the shareholders of the Fund or class in question, on not more than 60 days written notice. The selection and nomination of disinterested trustees has been committed to the discretion of such disinterested trustees as required by the Rule.

                  Each Plan provides that each Fund will compensate the Distributor from Class 1 Shares or Class 2 Shares assets for distribution of Class 1 Shares and Class 2 Shares, respectively, in an amount not to exceed .10% per annum of the average aggregate net assets of such shares. Payments to the Distributor under the Plans are to be used by the Distributor to cover expenses and activities primarily intended to result in the sale of a Fund's Class 1 Shares and Class 2 Shares. Such expenses and activities may include but are not limited to: (a) direct out-of-pocket promotional expenses incurred by the Distributor in advertising and marketing Class 1 Shares and Class 2 Shares; (b) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature; (c) expenses incurred in connection with printing and mailing prospectuses and statements of additional information to other than current shareholders; (d) periodic payments or commissions to one or more securities dealers, brokers, financial institutions or other industry professionals, such as investment advisers, accountants, and estate planning firms (each, a "Distribution Organization") with respect to a Fund's Class 1 Shares and Class 2 Shares beneficially owned by customers for whom the Distribution Organization is the dealer of record or holder of record of such Class 1 Shares or Class 2 Shares; (e) the direct or indirect cost of financing the payments or expenses included in (a) and (d) above; or (e) for such other services as may be construed by any court or governmental agency or commission, including the SEC, to constitute distribution services under the 1940 Act or rules and regulations thereunder.



                  The Adviser and Co-Administrators use, and from time to time the Trust's other service providers may use, their own resources to pay advertising, marketing and other expenses for support of the Funds on behalf of the Trust.


CUSTODIAN SERVICES AND TRANSFER AGENCY AGREEMENTS


                  NCB, with offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Trust's custodian with respect to the Funds. Under its Custodian Services Agreement, NCB has agreed to:

                  (i) maintain a separate account or accounts in the name of each Fund;

                  (ii) hold and disburse portfolio securities on account of the Funds;

                  (iii) collect and make disbursements of money on behalf of the
                        Funds;

                  (iv)  collect and receive  all income and other  payments  and
                        distributions   on  account  of  the  Funds'   portfolio
                        securities;


                  (v) respond to correspondence by security brokers and others relating to its duties; and


                  (vi)  make   periodic   reports  to  the  Board  of   Trustees
                        concerning the Funds' operations.

                  NCB is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that it shall remain responsible for the performance of all of its duties under the Custodian Services Agreement and shall hold the Funds harmless from the acts and omissions of any bank or trust company serving as sub-custodian. Each Fund reimburses NCB for its direct and indirect costs and expenses incurred in rendering custodial services.

                  For its services as the Trust's custodian, NCB receives fees at the following rates: (i) 0.020% of the first $100 million of average gross assets; (ii) 0.010% of the next $650 million of average gross assets; and (iii) 0.008% of the average gross assets in excess of $750 million. NCB also receives a bundled transaction charge of 0.25% of the monthly asset-based custodial fee and is reimbursed for out-of-pocket expenses.


                  State Street Bank and Trust Company (the "Transfer Agent"), P.O. Box 8421 Boston, Massachusetts 02266-8421 serves as the Trust's transfer agent and dividend disbursing agent with respect to the Funds. Under its Transfer Agency Agreement, the Transfer Agent has agreed to:

                  (i)   issue and redeem shares of the Funds;
                  (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders;

                  (iii) respond to correspondence by security brokers and others relating to its duties;

                  (iv)  maintain shareholder accounts; and

                  (v)   make   periodic   reports  to  the  Board  of   Trustees
                        concerning the Fund's operations.

                  The Transfer Agent sends each shareholder of record periodic statements showing the total number of shares owned as of the last business day of the period (as well as the dividends paid during the current period and year), and provides each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's account with each Fund.

                            SHAREHOLDER SERVICES PLAN


                  The Trust has implemented a Shareholder Services Plan with respect to Class 2 Shares (the "Services Plan") pursuant to which the Trust may enter into agreements with financial institutions pertaining to the provision of administrative services to their customers who are the beneficial owners of a Fund's Class 2 Shares in consideration for payments for such services. The Services Plan provides for the payment (on an annualized basis) of up to 0.25% of the NAV attributable to each Fund's Class 2 Shares held by a financial institution's customers.


                  Services under the Services Plan may include:

                  (i) aggregating and processing purchase and redemption requests from customers;
                  (ii) providing customers with a service that invests the assets of their accounts in Class 2 Shares;
                  (iii)  processing dividend payments from the Funds;
                  (iv) providing information periodically to customers showing their position in Class 2 Shares;
                  (v)    arranging for bank wires;
                  (vi) responding to customer inquiries relating to the services performed with respect to Class 2 Shares beneficially owned by customers;
                  (vii) providing subaccounting for customers or providing information to the transfer agent for subaccounting;
                  (viii) forwarding shareholder  communications;  and (ix) other similar services requested by the Trust.

                  Agreements between the Trust and financial institutions will be terminable at any time by the Trust without penalty.

                             PORTFOLIO TRANSACTIONS

                  Pursuant to its Advisory Agreement with the Trust, the Adviser is responsible for making decisions with respect to and placing orders for all purchases and sales of portfolio securities for the Funds. The Adviser purchases portfolio securities either directly from the issuer or from an underwriter or dealer making a market in the securities involved. Purchases from an underwriter of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up.

                  While the Adviser generally seeks competitive spreads or commissions, it may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. Under the Advisory Agreement, pursuant to Section 28(e) of the 1934 Act, the Adviser is authorized to negotiate and pay higher brokerage commissions in exchange for research services rendered by broker-dealers. Subject to this consideration, broker-dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Funds. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Trust and other clients, and, similarly, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Funds. Nevertheless, research services are only one of many factors considered in selecting broker-dealers. Such research services may include research reports on companies, industries and securities; economic and financial data; financial publications; computer databases; quotation equipment and services; and research oriented computer hardware, software and other services.


                  Portfolio securities will not be purchased from or sold to the Trust's Adviser, Distributor, or any "affiliated person" (as such term is defined under the 1940 Act) of any of them acting as principal, except to the extent permitted by the SEC. In addition, a Fund will not give preference to the Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.


                  The Adviser has agreed to maintain a policy and practice of conducting its investment management activities independently of the respective commercial departments of all of the Adviser's affiliates. In making investment decisions for the Funds, the Adviser's personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Funds' accounts are customers of the commercial departments of any of the Adviser's affiliates.


                  Investment decisions for a Fund are made independently from those for the other Funds and for other investment companies and accounts advised or managed by the Adviser. Such other Funds, investment companies and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. In connection therewith, and to the extent permitted by law, and by the Advisory Agreement, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or advisory clients.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


                  [__________], Independent Registered Public Accounting Firm, with offices at [_______________________], serve as the Independent Registered Public Accounting Firm for the Funds.

                                     COUNSEL


                  Drinker Biddle & Reath LLP (of which Ms. Talley, Secretary of the Trust, is a partner), with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, is counsel to the Trust and will pass upon the legality of the shares offered hereby.


                             PERFORMANCE INFORMATION

YIELD FOR THE FIXED INCOME FUNDS


                  A Fund's "yield" is calculated by dividing the Fund's net investment income per share earned during a 30-day period (or another period permitted by the rules of the SEC) by the NAV per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:



                         Yield = 2 [([(a-b)/cd] + 1)(6) - 1]


         Where:   a =   dividends and interest earned during the period.

                  b =   expenses accrued for the period (net of reimbursements).

                  c =   the  average   daily   number  of  shares
                        outstanding during the period that were entitled to receive dividends.

                  d = maximum offering price per share on the last day of the period.

                  The Fixed Income Funds calculate interest earned on debt obligations held in their portfolios by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each 30-day period, or, with respect to obligations purchased during the 30-day period, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent 30-day period that the obligation is in the Fund. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

                  Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.


                  Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the NAV per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.


                  The "tax-equivalent yield" is computed by dividing the portion of a Fund's yield (as calculated above) that is exempt from federal income tax by one minus a stated federal income tax rate and adding that figure to that portion, if any, of the Fund's yield that is not exempt from federal income tax.

YIELDS FOR THE UA MONEY MARKET FUND

                  Yields for the UA Money Market Fund are computed by: (1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a seven-day period, for which the yield is to be quoted; (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return; and (3) annualizing the results (I.E., multiplying the base period return by (365/7)). The net change in the value of the account in the Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees that are charged by the Fund to all shareholder accounts in proportion to the length of the base period, other than non-recurring account and sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Fund's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective compound yield quotation for the Fund is computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

TOTAL RETURN

                  Each Fund (other than the UA Money Market Fund) computes its "average annual total return (before taxes)" by determining the average annual compounded rate of return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:


                          T = (ERV / P)1/n - 1


         Where:     T =   average annual total return

                    ERV = ending  redeemable value at the end of the
                          period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period

                    P =   hypothetical initial payment of $1,000

                    n = period covered by the computation, expressed in terms of years


                  Each Fund computes its aggregate total returns (before taxes) by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:


                                 T = (ERV/P) - 1

                  The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to the Fund's mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable "P" in the formula). The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of any contingent deferred sales charges and other nonrecurring charges at the end of the measuring period covered by the computation.


          "Average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for each Fund (other than the UA Money Market Fund) will be included in the Prospectuses.

         "Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards: (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

         "Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards: (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

PERFORMANCE REPORTING

                  From time to time the performance of the Funds may be quoted in advertisements and various financial publications.

                  The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by institutions with respect to accounts of customers that have invested in shares of a Fund will not be included in performance calculations.

                                  MISCELLANEOUS

                  The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations.

                  As used in this SAI, a "vote of the holders of a majority of the outstanding shares" of the Trust or a particular investment fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Trust or such fund or
(b) 67% or more of the shares of the Trust or such fund present at a meeting if more than 50% of the outstanding shares of the Trust or such fund are represented at the meeting in person or by proxy.


                  The assets belonging to a Fund include the consideration received by the Trust upon the issuance of shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to the Fund. In determining a Fund's NAV, assets belonging to a Fund are charged with the liabilities in respect of that Fund.

                  Information regarding the ownership of 5% or more of shares of the UA Funds is not provided because the UA Funds were not operational at September 1, 2005.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS


SHORT-TERM CREDIT RATINGS

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:


         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or individual short-term debt instruments. These obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

         "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

         "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

         "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

         "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.



         Fitch Ratings, Inc. ("Fitch") short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:


         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

         "NR" - This designation indicates that Fitch does not publicly rate the issuer or issue in question.



         The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:


         "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing an unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability that is both stable and above average. Companies achieving an "R-1
(high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for the "R-1 (high)" category, few entities are strong enough to achieve this rating.

         "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits by only a small degree. Given the extremely tough definition which DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for timely repayment of short-term liabilities.

         "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

         "R-2 (high)" - Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios are not as strong as credits rated in the "R-1 (low)" category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

         "R-2 (middle)" - Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. Relative to the "R-2 (high)" category, entities rated "R-2 (middle)" typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

         "R-2 (low)" - Short-term debt rated "R-2 (low)" is considered to be of only just adequate credit quality, one step up from being speculative. While not yet defined as speculative, the "R-2 (low)" category signifies that although, repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

         "R-3 (high)," "R-3 (middle)," "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

         "D" - Short-term debt rated "D" implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.



LONG-TERM CREDIT RATINGS

         The following summarizes the ratings used by Standard & Poor's for long-term issues:


         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" rating will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Plus (+) or minus (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

         "N.R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular obligation as a matter of policy.

         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.


         The following summarizes the ratings used by Moody's for long-term debt:

         "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

         "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

         "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

         "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

         "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

         "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

         "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.


         "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.


         "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

         The following summarizes long-term ratings used by Fitch:


         "AAA" - Securities considered to be investment grade and of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. "BBB" ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         "BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.


         Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

         "NR" indicates that Fitch does not publicly rate the issuer or issue in question.


         The following summarizes the ratings used by DBRS for long-term debt:


         "AAA" - Long-term debt rated "AAA" is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.

         "AA" - Long-term debt rated "AA" is of superior credit quality, and protection of interest and principal is considered high. In many cases, it differs from long-term debt rated "AAA" only to a small degree. Given the extremely restrictive definition DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

         "A" - Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with "AA" rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

         "BBB" - Long-term debt rated "BBB" is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

         "BB" - Long-term debt rated "BB" is defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification and competitive strength are additional negative considerations.

         "B" - Long-term debt rated "B" is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

         "CCC", CC" and "C" -Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated "B." Long-term debt rated below "B" often has characteristics which, if not remedied, may lead to default. In practice, there is little difference between these categories, with "CC" and "C" normally used for lower ranking debt of companies for which the senior debt is rated in the "CCC" to "B" range.

         "D" - Long-term debt rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

         ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.



NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S


         CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

         RATING OUTLOOK: A Standard & Poor's rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

              o     "Positive" means that a rating may be raised.
              o     "Negative" means that a rating may be lowered.
              o     "Stable" means that a rating is not likely to change.
              o     "Developing" means a rating may be raised or lowered.


MOODY'S


         WATCHLIST: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade ("UPG"), on review for possible downgrade ("DNG") or more rarely with direction uncertain ("UNC"). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

         RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive ("POS"), Negative ("NEG"), Stable ("STA") and Developing ("DEV" -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A "RUR" (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, "NOO" (No Outlook) may be displayed.



FITCH

         WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

         RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one-to two-year period. Outlooks may be "positive", "stable" or "negative". A positive" or "negative" Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to "positive" or "negative" if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as "evolving".



DBRS


         RATING TRENDS: Each DBRS rating category is appended with one of three rating trends - "Positive", "Stable", or "Negative". The rating trend helps to give the investor an understanding of DBRS's opinion regarding the outlook for the rating in question. However, the investor must not assume that a positive or negative trend necessarily indicates that a rating change is imminent.

         RATING ACTIONS: In addition to confirming or changing ratings, other DBRS rating actions include:

         (1) SUSPENDED RATINGS. Rating opinions are forward looking. While a rating will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. As such, for a complete credit quality assessment, DBRS normally requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified.


         Since the availability of such information is critical to the rating assessment, any reluctance in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating, possibly without the cooperation of management. Suspended ratings indicate that an issuer still has outstanding debt, but DBRS no longer provides a current rating opinion on the credit quality of that outstanding debt.


         (2) DISCONTINUED RATINGS. When an entity retires all, or virtually all, of its outstanding debt within a particular category and has no plans to re-issue in the near future (e.g. commercial paper, long-term debt or preferred shares), DBRS may discontinue its rating. Other less common circumstances where DBRS may also discontinue ratings include situations where the rated debt is no longer in the public market, where a defeasance structure removes the credit risk of the issuer as a consideration or where the debt comes to be held by a few large institutions that do not require ongoing DBRS ratings.


         (3) RATINGS "UNDER REVIEW." In practice, DBRS maintains continuous surveillance of the entities it rates and therefore all ratings are always under review. Accordingly, when a significant event occurs that directly impacts the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. However, if there is high uncertainty regarding the outcome of the event, and DBRS is unable to provide an objective, forward-looking opinion in a timely fashion, then the rating(s) of the issuer(s) will be placed "Under Review" since they may no longer be appropriate and can no longer be relied upon.

         Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications". These qualifications indicate DBRS's preliminary evaluation of the impact on the credit quality of the security/issuer. Although the three provisional statements may provide some guidance to subscribers, situations and potential rating implications may vary widely and DBRS's final rating conclusion may depart from its preliminary assessment. For each of these three provisional statements, further due diligence has to be completed in order to determine the applicable rating. In this respect, and while the previous rating may no longer be appropriate and can no longer be relied upon to gauge credit quality, the three provisional statements are an attempt to provide initial guidance as to possible rating outcomes after the due diligence process has been completed and DBRS has finalized its view.



MUNICIPAL NOTE RATINGS


         A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. Notes maturing beyond three years will most likely receive a long-term debt rating. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

         "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

         "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

         In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

         When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".


         VMIG rating expirations are a function of each issue's specific structural or credit features.

         "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.


         "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.


         "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS


A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, information or based on other circumstances.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security. The ratings are based on information from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.


DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                   APPENDIX B


         Each Equity Fund, Fixed Income Fund and the Balanced Allocation Fund (the "Funds") may enter into certain futures transactions and options for hedging purposes or, as described in the Statement of Additional Information ("SAI"), to seek to increase total return. Such transactions are described in this Appendix.


INTEREST RATE FUTURES CONTRACTS

         USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

         DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. These exchanges may be either designated by the Commodity Futures Trading Commission ("CFTC") as a contract market or registered with the CFTC as a derivatives transaction execution facility ("DTEF"). The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Interest rate futures also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

         A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.


         EXAMPLE OF FUTURES CONTRACT SALE. The Fund may engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by the Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The Adviser (or Sub-Adviser) wants to fix the current market value of this Fund security until some point in the future. Assume the Fund security has a market value of 100, and the Adviser (or Sub-Adviser) believes that because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for a equivalent of 98. If the market value of the Fund security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

         In that case, the five point loss in the market value of the Fund security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

         The Adviser (or Sub-Adviser) could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the Fund securities, including the Fund security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

         If interest rate levels did not change, the Fund in the above example might incur a loss (which might be reduced by a offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.


         EXAMPLE OF FUTURES CONTRACT PURCHASE. The Fund may engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

         For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser (or Sub-Adviser) wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser (or Sub-Adviser) believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

         The Adviser (or Sub-Adviser) could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.


         If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the Fund, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

INDEX AND SECURITY FUTURES CONTRACTS


         GENERAL. A bond or stock index assigns relative values to the bonds or stocks included in the index which fluctuates with changes in the market values of the bonds or stocks included. Some stock index futures contracts are based on broad market indexes, such as the S&P 500 Index or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indexes or indexes based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indexes (as defined in the Commodity Futures Modernization Act of 2000) (together "security futures;" broader-based index futures are referred to as "index futures").


         Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a DTEF. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

         The Fund may sell index futures and security futures contracts in order to offset a decrease in market value of its fund securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its fund as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund may purchase index futures and security futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.


         In addition, the Fund may utilize index futures and security futures contracts in anticipation of changes in the composition of its fund holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the fund will decline prior to the time of sale.

         As described in the SAI, a Fund may use futures for non-hedging (speculative) purposes to increase total return.

MARGIN PAYMENTS

         Unlike purchase or sales of fund securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Custodian or a subcustodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS


         There are several risks in connection with the use of futures by the Fund, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser (or Sub-Adviser). Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser (or Sub-Adviser).

         Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.


         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser (or Sub-Adviser) may still not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on a board of trade or other trading facility which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge fund securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.


         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Successful use of futures by the Fund is also subject to the Adviser's (or Sub-Adviser's) ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.


OPTIONS ON FUTURES CONTRACTS

         The Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

OTHER MATTERS

         Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                                   APPENDIX C


                       ALLEGIANT ASSET MANAGEMENT COMPANY


                       PROXY VOTING POLICY AND PROCEDURES


                                  JULY 25, 2005


The purpose of these proxy voting policy and procedures is to ensure that Allegiant Asset Management Company ("AAM") and the subsidiary banks of National City Corporation (the "Banks") fulfill their responsibility to their clients in connection with the voting of proxies. AAM and the Banks view the voting of proxies as an integral part of their investment management responsibility. The general principle of this Proxy Voting Policy is to vote any beneficial interest in an equity security prudently and solely in the best long-term economic interest of the advisory clients and their beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.


NEW ACCOUNT PROCEDURES


AAM's standard Investment Management Agreement conveys the authority to vote proxies to AAM. When the agreement states that the client has delegated proxy-voting authority to AAM, AAM will vote such proxies in accordance with this Proxy Voting Policy. In the event the client makes a written request that AAM vote in accordance with such client's proxy voting policy and provides this proxy voting policy to AAM, AAM will vote as instructed. In the event a contract is silent on the matter, AAM should get written confirmation from such client as to its preference, where possible. AAM will assume proxy voting responsibilities in those situations where the contract is silent and the client has provided no further instructions as to its preferences.


PROXY HANDLING PROCEDURES


With respect to those proxies for which AAM and any of the Banks have authority to vote, such votes will be determined by a proxy voting committee (the "Committee"). This Committee will consist of the members of the National City Institutional Asset Management Trust Investment Policy Committee ("TIPC"). The Committee shall be appointed by the Boards of Directors of the Banks. The same fiduciary standards apply to both the Banks and AAM with respect to proxy voting, therefore, it is appropriate that the Committee determine how to vote proxies for the clients of both AAM and the Banks.

The Committee will meet no less frequently than monthly (unless otherwise agreed) to discuss the proxy votes for upcoming shareholders meetings. So long as a quorum is present, such meetings may take place in person and/or via telephone conference call. Notice given shall be reasonable under the circumstances. The Committee may also determine proxy votes by written consent of all members.

The Committee will appoint one or more Proxy Administrators, each of whom shall be an officer of AAM, to assist in the administration of proxy material and record the minutes of the Committee meeting. AAM and the Banks are authorized to engage the services of a proxy voting service (the "Service") to assist the Committee in the voting, research, and record-keeping associated with its proxy voting responsibilities.

The Committee delegates to the Proxy Administrators the duty to review the proxy issues and the Service's recommendations with respect to such issues. "Routine Matters" are those issues in the proxy statement for which the Service recommends that such proxy be voted in accordance with the proxy voting guidelines attached hereto as EXHIBIT A (the "Guidelines"). "Non-routine Matters" are those issues in the proxy statement for which the Guidelines are silent, or for which the Service's recommendation is not to vote in accordance with the Guidelines. The Committee may also designate a Routine Matter as a Non-routine Matter.

The Proxy Administrators are responsible for reviewing each proxy issue prior to the Committee's monthly meeting. The Proxy Administrators are also responsible for ensuring that all proxies for which the Committee has authority to vote are voted, and that such votes were cast in accordance with the Committee's instructions.

AUTHORITY TO VOTE PROXIES

The Committee adopts the Guidelines, attached hereto as EXHIBIT A, and authorizes the Service to act as its voting agent. As a general matter, the Committee will instruct the Service to vote all Routine Matters in accordance with the Guidelines. Non-routine Matters will be voted in accordance with the instructions of the Committee. The Committee will decide Non-routine Matters by majority vote of the committee members present, but only in the event a quorum is in attendance. The Committee reserves the right, in all circumstances, not to vote in accordance with such Guidelines if the Committee determines that the vote recommended and/or cast is not in the best interests of the clients. The Committee remains solely responsible for determining how to vote each proxy.


In the event that AAM or any of the subsidiary banks of National City Corporation have contractually agreed to vote proxies on behalf of a client in accordance with the client's proxy voting guidelines, the client guidelines will be followed.


The Committee will document the rationale for its vote in its minutes for all Non-routine Matters. The Proxy Administrators will maintain a record of the proxy voting decisions made by the Committee.

For Non-routine Matters, the Committee will determine how to vote such proxy by considering a number of factors, including, but not limited to:

o    Publicly available information
o    Research provided by the Service
o    Industry practices
o    Any special circumstances relating to the company
o    Advice from portfolio managers or investment professionals
o    Advice from legal counsel
o    Market conditions
o    Industry trends

Ultimately, any such decision must be made based on a determination that the vote being cast will be in the best interests of the shareholders.

In the event that the cost of voting certain proxy issues outweighs the benefits, the Committee is not required to vote such proxies. Such situations include, but are not limited to, the following:

o the proxy is written in a language other than English and no translation has been provided;
o    the proxy require overseas travel in order to vote; or
o securities on loan must be recalled in order to vote and either the vote relates to a routine matter or the amount of securities on loan are DE MINIMUS when compared to the company's total outstanding shares.

CONFLICTS OF INTEREST

A conflict of interest occurs when the interests of National City Corporation, its affiliates, and the interests of their employees, officers and directors, interfere in any way with the interests of their clients. The Committee is committed to avoiding all situations that might lead to a real or apparent material conflict between (i) the interests of National City Corporation, its affiliates, the interest of their employees, officers and directors, and (ii) the Committee's proxy voting responsibilities. Any position or interest, financial or otherwise, which could materially conflict with the Committee's responsibilities to vote proxies, or which affects or could reasonably be expected to affect the Committee's independence or judgment concerning how to vote proxies that the Committee has the discretion to vote, would be considered a conflict of interest. A material conflict of interest may also arise between the self interest of a committee member and his or her duties and responsibilities as a member of the Committee. This policy and procedures are meant to prevent material conflicts of interests from affecting the manner in which the Committee votes proxies.


Identification of Conflicts of Interest: It is acknowledged that the AAM and the Banks have publicly-traded affiliates, and proxies required to be voted with respect to such affiliates shall be voted in accordance with the Guidelines with respect to all Routine Matters. With respect to investment company clients, conflicts may arise involving investment Adviser or the underwriter. In such cases we will follow the Guidelines described herein, including the procedures for handling conflicts of interest.

In the event that the Committee as a whole determines that it may have a material conflict of interest with respect to a Non-routine Matter, the Committee may vote such matter vote in accordance with the recommendation of the Service.

Any attempt by any employee, officer, or director of National City Corporation or its affiliates to influence the Committee or any of its members in determining how to vote on a particular issue shall be reported in writing to the Committee. Any such action shall be considered a breach of National City's Code of Ethics and shall be reported by the Committee to the Manager of Regulatory Risk Management for National City Corporation.

The Committee and each of its members have a responsibility to avoid material conflicts of interest, or the appearance of any conflicts of interest. A Committee member may recuse himself or herself from the Committee's consideration of a particular proxy issue in the event that member has determined that he or she may have a conflict of interest either personally or professionally that would impair his or her independence or judgment in deciding how to vote. The Committee may also exclude a Committee member from voting on a particular issue or issues if the Committee determines that the member has or may have a conflict of interest that would affect his or her ability to vote the proxy in the best interests of the client. Such exclusion may only take place if two-thirds of the Committee members present at such meeting, except the one for whom exclusion is being requested, agree to exclude such member.

The Committee may determine, in its discretion, whether additional action is necessary to determine whether committee members may have conflicts of interests, personal or professional, that would affect their ability to vote proxies in the best interest of the clients. The Committee may also take action it deems necessary to determine whether there is a real or apparent material conflict between (i) the interests of National City Corporation, its affiliates, the interest of their employees, officers and directors and (ii) the Committee's proxy-voting responsibilities. This may include requesting that employees and officers of National City Corporation and its affiliated entities answer questions designed to elicit whether a material conflict of interest may exist.


Materiality: When determining whether a conflict is material, the Committee may take into account financial considerations. For example, when the Committee is asked to vote on an issue with respect to a publicly-traded company for which an affiliate of AAM provides services, the affiliate's relationship may be considered material if the revenue generated by such relationship exceeds 1% of that affiliate's annual revenue.


REVIEW OF POLICY

This policy shall be reviewed, updated and approved by the Committee on an annual basis to ensure that it remains in compliance with its fiduciary responsibilities, and the rules and regulations of the Securities and Exchange Commission and the Office of the Comptroller of the Currency.

RECORDKEEPING

The Proxy Administrators will retain for such time periods set forth in the SEC Rule 206(4)-6, promulgated under the Advisers Act:

(1)  A copy of this proxy voting policy and procedures
(2)  All proxy statements regarding client securities
(3)  All records of votes cast on behalf of clients
(4)  All records of client requests for proxy voting information
(5) All minutes of TIPC setting forth the basis for any proxy voting decision, and any other documents prepared on behalf of TIPC material to a proxy voting decision.

Any client requests for copies of the proxy voting policy and procedures shall be directed to the Proxy Administrators, and shall be provided to any such client within a reasonable amount of time.

                                    EXHIBIT A
                         SUMMARY PROXY VOTING GUIDELINES

1. OPERATIONAL ITEMS

The Committee recommends voting FOR matters such as the following, as long as the Committee considers the proposals to be reasonable by industry standards and not for the purpose of management entrenchment:

o    Election of Directors in a non-contested election
o    Ratifying Auditors
o    Increasing or decreasing amounts of authorized stock
o    Changing terms of authorized stock
o    Company name changes
o    Stock splits
o    Changing size of board
o    Opting into or out of optional provisions of state corporation laws
o    Changing annual meeting date or location
o    Changing state of incorporation
o Changing bylaws or charter that are of a housekeeping nature (updates or corrections).
o Allowing shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

The Committee recommends generally voting AGAINST matters such as the following:
o Reducing quorum requirements for shareholder meetings below a majority of the shares outstanding absent a compelling reason.
o Shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable
o Approving "other business" when it appears as voting item, when no further details are provided.

2. BOARD OF DIRECTORS

VOTING, BOARD COMPOSITION AND CONTROL ISSUES

The Committee favors the following resolutions, as long as the proposal is reasonable by industry standards, that: (i) improve shareholder democracy; (ii) reduce the likelihood of management entrenchment or conflict-of-interest; or
(iii) are likely to make management more responsive to the concerns of institutional shareholders. Therefore:

The Committee recommends a vote FOR:

o    Confidential voting
o    Independent Audit Committees

o    Independent Nominating Committees
o    Independent Compensation Committees
o    Auditors at annual meetings
o    Requiring information on proponents of shareholder resolutions
o    Fixing the board size or designating a range for the board size.
o    Repealing classified boards and electing all directors annually
o Creation of "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).
o Creation of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
o Creation of a new class of nonvoting or subvoting common stock if: (i) it is intended for financing purposes with minimal or no dilution to current shareholders and (ii) it is not designed to preserve the voting power of an insider or significant shareholder
o    Reduction of the par value of common stock.
o Implementing a reverse stock split when the number of authorized shares will be proportionately reduced.
o    Implementing a reverse stock split to avoid delisting.
o Instituting open-market share repurchase plans in which all shareholders may participate on equal terms.
o Increasing the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as considered reasonable in the opinion of the Committee.

The Committee recommends a vote AGAINST:

o    Blank check preferred stock
o    Classifying the board
o "Fair Price" provisions requiring greater than a majority vote of all shares
o    Greenmail
o    Preemptive rights
o Supermajority voting requirements o Proposals to eliminate cumulative voting*
o Shareholder Advisory Committees, or other attempts to involve shareholders or other constituencies directly in board decision making Targeted share placements (PLACING BLOCKS OF SECURITIES WITH FRIENDLY THIRD PARTIES)
o    Poison Pills
o    Limiting shareholders' right to act by written consent
o    Limiting shareholders' right to call meetings
o    Requiring inclusion of abstentions in voting results
o    Repricing of "underwater" options
o Shareholder proposals to impose a mandatory retirement age for outside directors.
o Giving management the ability to alter the size of the board outside of a specified range without shareholder approval

* The Committee should consider a vote against cumulative voting if a company has a strong record of recognizing shareholder rights, or when a shareholder proposal is made by an entity which is likely to be counterproductive to shareholder value.

The Committee recommends voting AS RECOMMENDED BY MANAGEMENT on:

o Required representation of specific gender, race, or interest groups on board
o    Age or term limits for directors
o    Same person holding more than one office
o Shareholder requests for changes in voting requirements not otherwise covered in these guidelines


With respect to specific issues relating to director and officer indemnification and liability protection, the Committee recommends voting as follows:


The Committee recommends voting FOR
o    Restoring shareholder ability to remove directors with or without cause.
o    Permitting shareholders to elect directors to fill board vacancies.
o    Requiring that a majority or more of directors be independent.
o Expanded liability and indemnification coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
     (i) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) Only the director's legal expenses would be covered.

The Committee recommends voting AGAINST:
o Expanding indemnification coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
o Eliminating entirely directors' and officers' liability for monetary damages for violating the duty of care.
o    Shareholder proposals requiring two candidates per board seat.
o Allowing only continuing directors may elect replacements to fill board vacancies.
o    Proposals that directors may be removed only for cause.
o    Shareholder proposals to limit the tenure of outside directors.
o Mandating a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

3. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

The Committee recommends voting FOR proposals to restore, or provide shareholders with, rights of appraisal.

4. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS
The Committee recommends voting FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
The Committee recommends voting FOR proposals to restore voting rights to the control shares.
The Committee recommends voting AGAINST proposals to amend the charter to include control share acquisition provisions.

CONTROL SHARE CASHOUT PROVISIONS
The Committee recommends voting FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS
The Committee recommends voting FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS
Generally, the Committee recommends voting AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS
The Committee recommends voting FOR proposals to opt out of state freezeout provisions.

STAKEHOLDER PROVISIONS
The Committee recommends voting AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

5. EXECUTIVE AND DIRECTOR COMPENSATION

The Committee generally favors compensation programs that relate management compensation to long-term performance.

As long as the Committee considers them to be reasonable by industry standards and have been approved by a compensation committee composed of independent directors, the Committee recommends voting AS RECOMMENDED BY MANAGEMENT on:

o    Stock option plans
o    Restricted stock bonus plans
o    Director stock ownership proposals
o    Executive compensation proposals

STOCK PLANS IN LIEU OF CASH

The Committee recommends voting FOR plans which provide a dollar-for-dollar cash for stock exchange.

DIRECTOR RETIREMENT PLANS
The Committee recommends voting AGAINST retirement plans for nonemployee directors.
The Committee recommends voting FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

EMPLOYEE STOCK PURCHASE PLANS

The Committee recommends voting FOR employee stock purchase plans where all of the following apply:
1. Purchase price is at least 85 percent of fair market value
2. Offering period is 27 months or less, and
3. Potential voting power dilution (VPD) is ten percent or less.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

The Committee recommends voting FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
The Committee recommends voting FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
The Committee will generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
The Committee recommends voting FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

401(K) EMPLOYEE BENEFIT PLANS
The Committee recommends voting FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY
Generally, the Committee recommends voting FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
The Committee recommends voting AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
The Committee recommends voting AGAINST shareholder proposals requiring director fees be paid in stock only. The Committee recommends voting FOR shareholder proposals to put option repricings to a shareholder vote.

OPTION EXPENSING
The Committee recommends voting AGAINST shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

GOLDEN AND TIN PARACHUTES
The Committee recommends voting FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

6. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY
As a general matter, the Committee recommends a vote AGAINST shareholder resolutions that seek to further specific social policies by:
o    Requiring reports that go beyond standard industry practice.
o Restricting the company's ability to do business in any location or with any particular group.
o Imposing any other constraints on matters normally left to the business judgment of management or the board of directors.

7.  ENVIRONMENT AND ENERGY

ENVIRONMENTAL REPORTS
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:
o    The company's level of disclosure lags that of its competitors, or
o The company has a poor environmental track record, such as violations of federal and state regulations.

GENERAL CORPORATE ISSUES

CHARITABLE/POLITICAL CONTRIBUTIONS
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
o The company is in compliance with laws governing corporate political activities, and
o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.
The Committee recommends voting AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws have reporting requirements.
The Committee recommends voting AGAINST proposals disallowing the company from making political contributions.
The Committee recommends voting AGAINST proposals restricting the company from making charitable contributions.
The Committee recommends voting AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES
The Committee recommends voting AGAINST proposals to implement the China Principles unless:
o There are serious controversies surrounding the company's China operations, and
o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS
The Committee recommends voting AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

NUCLEAR WEAPONS
The Committee recommends voting AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless: the information is already publicly available or the disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY
Generally vote FOR reports on the company's efforts to diversify the board, unless:
1. The board composition is reasonably inclusive in relation to companies of similar size and business or
2. The board already reports on its nominating procedures and diversity initiatives.


EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:
1.   The company has well-documented equal opportunity programs
2. The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
3.   The company has no recent EEO-related violations or litigation.
The Committee recommends voting AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING
Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:
1.   The composition of senior management and the board is fairly inclusive
2. The company has well-documented programs addressing diversity initiatives and leadership development
3. The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
4. The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION
The Committee recommends voting AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

8. MUTUAL FUND PROXIES

APPROVE NEW CLASSES OR SERIES OF SHARES
The Committee recommends voting FOR the establishment of new classes or series of shares.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
The Committee recommends voting AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.


The Committee recommends voting AGAINST any of the following changes:
o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
o Removal of shareholder approval requirement for amendments to the new declaration of trust
o Removal of shareholder approval requirement to make material changes to amend the fund's management contract, such as increasing management fees; changes that are non-material include decreasing management fees, and changes to administrative responsibilities that do not have the effect of increasing total advisory and administrative fees under the contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act
o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements
o Removal of shareholder approval requirement to change the domicile of the fund

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT
SHAREHOLDER APPROVAL
The Committee recommends voting AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

                                    FORM N-1A

                           PART C - OTHER INFORMATION


ITEM 23. EXHIBITS.

         (a)      1.       Declaration of Trust dated January 28, 1986 is
                           incorporated herein by reference to Exhibit (a) to Post-Effective Amendment No. 48 to Registrant's
                           Registration Statement on Form N-1A (File Nos.
                           33-488/811-4416) filed on October 6, 1999 ("PEA No.
                           48").

                  2. Amendment No. 1 to Declaration of Trust is incorporated herein by reference to Exhibit a(1) to PEA No. 48.

                  3. Amendment No. 2 to Declaration of Trust is incorporated herein by reference to Exhibit a(2) to PEA No. 48.


                  4. Amendment No. 3 to the Declaration of Trust is filed herewith.

                  5. Certificate of Classification of Shares reflecting the creation of Class A, Class B, Class C, Class D, Class E and Class F Shares of beneficial interest as filed with the Office of the Secretary of State of Massachusetts on September 30, 1985 is incorporated herein by reference to Exhibit a(3) to Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 33-488/811-4416) filed on September 10, 1999 ("PEA No. 47").

                  6. Certificate of Classification of Shares reflecting the creation of the Tax Exempt Portfolio (Trust) as filed with the Office of Secretary of State of Massachusetts on October 16, 1989 is incorporated herein by reference to Exhibit 1(c) to Post-Effective Amendment No. 26 to Registrant's Registration Statement filed on May 15, 1996 ("PEA No. 26").

                  7. Certificate of Classification of Shares reflecting the creation of Special Series 1 in the Money Market, Government Money Market, Treasury Money Market, Tax Exempt Money Market, Equity Growth, Bond and Ohio Tax Exempt Bond Funds as filed with the Office of Secretary of State of Massachusetts on December 11, 1989 is incorporated herein by reference to Exhibit 1(d) to PEA No. 26.

                  8. Certificate of Classification of Shares reflecting the creation of Special Series 1 in the Money Market, Government Money Market, Treasury Money Market, Tax Exempt Money Market, Equity Growth, Bond and Ohio Tax Exempt Bond Funds as filed with the Office of the Secretary of State of Massachusetts on September 12, 1990 is incorporated herein by reference to Exhibit 1(e) to PEA No. 26.

                  9. Certificate of Classification of Shares reflecting the creation of Class L and Class L-Special Series 1 shares, Class M and Class M-Special Series 1 shares, Class N and Class N-Special Series 1 shares, Class O and Class O-Special Series 1 shares, and Class P and Class P-Special Series 1 shares representing interests in the National Tax Exempt Bond Fund, Equity Income Fund, Small Cap Value Fund (formerly known as the Mid Cap Regional Fund), Limited Maturity Bond (formerly known as the Enhanced Income Fund) and Total Return Advantage Fund, respectively, as filed with the Office of Secretary of State of Massachusetts on June 30, 1994 is incorporated herein by reference to Exhibit 1(e) to PEA No. 26.

                  10. Certificate of Classification of Shares reflecting the creation of Class Q and Class Q-Special Series 1 shares, Class R and Class R-Special Series 1 shares, Class S and Class S-Special Series 1 shares, and Class T and Class T-Special Series 1 shares representing interests in the Pennsylvania Tax Exempt Money Market Fund, Bond Fund (formerly known as the Intermediate Government Fund), GNMA Fund and Pennsylvania Municipal Bond Fund, respectively, as filed with the Office of the Secretary of State of Massachusetts on September 10, 1996 is incorporated herein by reference to Exhibit 1(g) to Post-Effective Amendment No. 33 to Registrant's Registration Statement filed on April 11, 1997 ("PEA No. 33").

                  11. Certificate of Classification of Shares reflecting the creation of Class U and Class U-Special Series 1 shares, Class V and Class V-Special Series 1 shares and Class W and Class W-Special Series 1 shares representing interests in the International Equity, Equity Index and Core Equity Funds, respectively, as filed with the Office of the Secretary of State of Massachusetts on June 27, 1997 is incorporated herein by reference to Exhibit 1(h) to Post-Effective Amendment No. 35 to Registrant's Registration Statement filed on July 22, 1997 ("PEA No. 35").

                  12. Certificate of Classification of Shares reflecting the creation of Class X and Class X-Special Series 1 shares and Class Y and Class Y-Special Series 1 shares representing interests in the Small Cap Growth Fund and Real Return Advantage Fund, respectively, as filed with the Office of the Secretary of State of Massachusetts on June 27, 1997 is incorporated herein by reference to Exhibit 1(i) to PEA No. 35.

                  13. Certificate of Classification of Shares reflecting the creation of Special Series 2 Shares representing interests in the Money Market, Government Money Market, Treasury Money Market, Tax-Exempt Money Market, Equity Growth, Equity Income, Small Cap Value (formerly known as the Mid Cap Regional), Limited Maturity Bond (formerly known as the Enhanced Income), Total Return Advantage, Intermediate Bond (formerly known as the Fixed Income), Ohio Tax-Exempt Bond, National Tax-Exempt Bond, Pennsylvania Tax-Exempt Money Market, Bond (formerly known as the "Intermediate Government Fund), GNMA, Pennsylvania Municipal Bond, International Equity, Equity Index, Core Equity, Small Cap Growth and Real Return Advantage Funds, as filed with the Office of the Secretary of State of Massachusetts on December 29, 1997 and with the City of Boston, Office of the City Clerk on December 26, 1997, is incorporated herein by reference to Exhibit 1(j) to Post-Effective Amendment No. 44 to Registrant's Registration Statement filed on September 18, 1998 ("PEA No 44").

                  14. Certificate of Classification of Shares reflecting the creation of Class Z, Class Z - Special Series 1 and Class Z - Special Series 2, Class AA, Class AA - Special Series 1 and Class AA - Special Series 2 Shares representing interests in the Tax Managed Equity and Balanced Allocation Funds, respectively, as filed with the Office of the Secretary of State of Massachusetts and with the City of Boston, Office of the City Clerk on July 13, 1998 is incorporated herein by reference to Exhibit 1(k) to PEA No. 44.

                  15. Certificate of Classification of Shares reflecting the creation of Class BB and Class BB - Special Series 1 shares in the Ohio Municipal Money Market Fund, as filed with the Office of the Secretary of State and with the City of Boston, Office of the City Clerk on September 15, 1998, is incorporated herein by reference to Exhibit 1(k) to Post-Effective Amendment No. 43 to Registrant's Registration Statement filed on September 15, 1998 ("PEA No. 43").

                  16. Certificate of Classification of Shares reflecting the creation of Special Series 3 Shares representing interests in the International Equity, Small Cap Value, Small Cap Growth, Equity Growth, Tax Managed Equity, Core Equity, Equity Index, Equity Income, Balanced Allocation, Total Return Advantage, Bond, Intermediate Bond, GNMA, Enhanced Income, Ohio Tax Exempt, Pennsylvania Municipal, National Tax Exempt, Mid Cap Growth, Large Cap Ultra, U.S. Government Income, Michigan Municipal Bond and Money Market Funds is incorporated herein by reference to Exhibit a(14) to Post-Effective Amendment No. 53 to Registrant's Registration Statement filed on September 29, 2000 ("PEA No. 53").

                  17. Certificate of Classification of Shares representing interests in the Treasury Plus Money Market, U.S. Government Income, Mid Cap Growth and Michigan Municipal Bond Funds is incorporated herein by reference to Exhibit a(15) to PEA No. 53.

                  18. Certificate of Classification of Shares reflecting the creation of Class MM, Class MM-Special Series 1, Class MM-Special Series 2 and Class MM-Special Series 3 Shares representing interests in the Strategic Income Bond Fund is incorporated herein by reference to Exhibit a(16) to PEA No. 53.

                  19. Certificate of Classification of Shares reflecting the creation of Class NN, Class NN-Special Series 1, Class NN-Special Series 2, Class NN-Special Series 3, Class OO, Class OO-Special Series 1, Class OO-Special Series 2 and Class OO-Special Series 3 shares representing interests in the Aggressive Allocation and Conservative Allocation Funds is incorporated herein by reference to Exhibit a(17) to Post-Effective Amendment No. 54 to Registrant's Registration Statement filed on December 15, 2000 ("PEA No. 54").

                  20. Certificate of Classification of Shares reflecting the creation of Class PP, Class PP - Special Series 1, Class PP - Special Series 2 and Class PP - Special Series 3 shares representing interests in the Micro Cap Value Fund is incorporated herein by reference to Exhibit (a)(18) to Post-Effective Amendment No. 59 to Registrant's Registration Statement on Form N-1A filed on December 21, 2001.

                  21. Certificate of Classification of Shares reflecting the creation of Special Series 4 Shares representing interests in the Core Equity, Equity Growth, Equity Index, International Equity, Large Cap Ultra, Large Cap Value, Micro Cap Value, Mid Cap Growth, Small Cap Growth, Small Cap Value, Tax Managed Equity, Aggressive Allocation, Balanced Allocation, Conservative Allocation, Bond, GNMA, Intermediate Bond, Limited Maturity Bond, Total Return Advantage, U.S. Government Income, Michigan Municipal Bond, National Tax-Exempt Bond, Ohio Tax Exempt Bond, Pennsylvania Municipal Bond, Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax-Exempt Money Market, Tax-Exempt Money Market, Treasury Money Market, Treasury Plus Money Market and Strategic Income Bond Funds is incorporated herein by reference to Exhibit a(19) to Post Effective Amendment No. 60 to Registrant's Registration Statement on Form N-1A filed on January 29, 2002.

                  22. Certificate of Classification of Shares reflecting the creation of Class QQ, Class QQ-Special Series 1, Class QQ-Special Series 2, Class QQ-Special Series 3, Class QQ-Special Series 4 and Class RR shares representing interests in the Armada High Yield Bond Fund and Armada Low Fee Money Market Fund is incorporated herein by reference to Exhibit (a)(20) to Post-Effective Amendment No. 63 to Registrant's Registration Statement filed on June 21, 2002 ("PEA No. 63").

                  23. Certificate of Classification of Shares reflecting the creation of Class SS, Class SS-Special Series 1, Class SS-Special Series 2, Class SS-Special Series 3 and Class SS-Special Series 4 shares representing interests in the Armada Short Duration Bond Fund is incorporated herein by reference to Exhibit (a)(21) to PEA No. 63.

                  24. Certificate of Classification of Shares reflecting the creation of Class TT-UA Series 1, Class TT-UA Series 2, Class UU-UA Series 1, Class UU-UA Series 2, Class VV-UA Series 1, Class VV-UA Series 2, Class WW-UA Series 1, Class WW-UA Series 2, Class XX-UA Series 1, Class XX-UA Series 2, Class YY-UA Series 1, Class YY-UA Series 2, Class ZZ-UA Series 1, Class ZZ-UA Series 2, Class AAA-UA Series 1, Class AAA-UA Series 2, Class BBB-UA Series 1, Class BBB-UA Series 2, Class CCC-UA Series 1, Class CCC-UA Series 2, Class DDD-UA Series 1 and Class DDD-UA Series 2 shares representing interests in the UA Series of Funds of Armada is incorporated herein by reference to Exhibit (a)(22) to PEA No. 63.

                  25. Certificate of Classification of Shares reflecting the creation of various classes of Special Series 5 Shares designated as R Shares representing interests in the Core Equity, Equity Growth, Equity Index, International Equity, Large Cap Value, Small Cap Growth, Small/Mid Cap Value, Limited Maturity Bond, Total Return Advantage, U.S. Government Income and Money Market Funds is incorporated herein by reference to Exhibit (a)(23) to Registrant's Registration Statement filed on May 5, 2003 ("PEA No. 68").

                  26. Certificate of Classification of Shares reflecting the creation of various classes of Special Series 5 Shares designated as R Shares representing interests in the Large Cap Ultra, Mid Cap Growth, Small Cap Value, Tax Managed Equity, Aggressive Allocation, Balanced Allocation, Conservative Allocation, Bond, High Yield Bond, Intermediate Bond, Short Duration Bond and Strategic Income Bond Funds and the creation of Class EEE , Class EEE - Special Series 1, Class EEE - Special Series 2, Class EEE - Special Series 3, Class EEE - Special Series 4 and Class EEE - Special Series 5 representing interests in the Armada Small Cap Core Fund is incorporated by reference to Post-Effective Amendment No. 70 to Registrant's Registration Statement filed on September 29, 2003 ("PEA No. 70").

                  27. Certificate of Classification of Shares reflecting the creation of Class FFF, Class FFF - Special Series 1, Class FFF - Special Series 3, Class FFF - Special Series 5, Class GGG, Class GGG - Special Series 1, Class GGG - Special Series 3, Class GGG - Special Series 5, Class HHH, Class HHH - Special Series 1, Class HHH - Special Series 3 and Class HHH - Special Series 5 representing interests in the Armada Multi-Factor Small Cap Value Fund, Multi-Factor Small Cap Core Fund and Multi-Factor Small Cap Growth Fund, respectively, is incorporated herein by reference to Post-Effective Amendment No. 74 to Registrant's Registration Statement filed on July 25, 2005 ("PEA No. 74").


         (b) Code of Regulations as approved and adopted by Registrant's Board of Trustees on January 28, 1986 is incorporated herein by reference to Exhibit (b) to PEA No. 48.

                  1. Amendment No. 1 to Code of Regulations is incorporated herein by reference to Exhibit b(1) to PEA No. 48.

                  2. Amendment No. 2 to Code of Regulations as approved and adopted by Registrant's Board of Trustees on July 17, 1997 is incorporated herein by reference to
                           Exhibit 2(b) to PEA No. 35.

                  3. Amendment No. 3 to Code of Regulations as adopted by Registrant's Board of Trustees on August 5, 1998 is incorporated herein by reference to Exhibit b(3) to Post-Effective Amendment No. 52 to Registrant's Registration Statement filed on July 18, 2000 ("PEA No. 52").

                  4. Amendment No. 4 to Code of Regulations as adopted by Registrant's Board of Trustees on July 17, 1997 is incorporated herein by reference to Exhibit b(4) to PEA No. 52.

         (c) See Article V, Section 5.1, and Article V, Section 5.4, of Registrant's Declaration of Trust, which is incorporated herein by reference as Exhibit (a) to PEA No. 48.

         (d)      1.       Advisory Agreement for the Money Market, Treasury
                           Money Market, Government Money Market, Tax Exempt
                           Money Market, Pennsylvania Tax Exempt Money Market,
                           National Tax Exempt Bond, Intermediate Bond, GNMA,
                           Bond, Equity Growth, Equity Income, Small Cap Value,
                           Ohio Tax Exempt Bond and Pennsylvania Municipal Bond
                           Funds between Registrant and National City Bank, dated November 19, 1997 is incorporated herein by reference to Exhibit 5(a) to PEA No. 44.

                  2. First Amendment dated March 1, 2001 to the Advisory Agreement for the Money Market, Treasury Money Market, Government, Tax Exempt, Pennsylvania Tax Exempt, National Tax Exempt, Fixed Income, GNMA, Intermediate Government, Equity Growth, Equity Income, MidCap Regional, Ohio Tax Exempt and Pennsylvania Municipal Funds between Registrant and National City Bank dated November 19, 1997 is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 57 to Registrant's Registration Statement on Form N-1A (File Nos. 33-488/811-4416) filed on July 18, 2001 ("PEA No.
                           57").

                  3. Interim Advisory Agreement for the Limited Maturity Bond (formerly known as the Enhanced Income) and Total Return Advantage Funds between Registrant and National Asset Management Corporation dated March 6, 1998 is incorporated herein by reference to Exhibit 5(b) to PEA No. 44.

                  4. Interim Advisory Agreement for the Core Equity Fund between Registrant and National Asset Management Corporation dated March 6, 1998 is incorporated herein by reference to Exhibit 5(c) to PEA No. 44.

                  5. New Advisory Agreement for the Core Equity, Limited Maturity Bond (formerly known as the Enhanced Income) and Total Return Advantage Funds between Registrant and National City Bank dated March 6, 1998 is incorporated herein by reference to Exhibit 5(d) to PEA No. 44.

                  6. First Amendment dated June 9, 2000 to the Advisory Agreement for the Core Equity, Enhanced Income and Total Return Advantage Funds between Registrant and National City Bank dated March 6, 1998 is incorporated herein by reference to Exhibit (d)(6) to PEA No. 57.

                  7. Advisory Agreement for the International Equity, Small Cap Value, Small Cap Growth, Equity Index, Real Return Advantage, Tax Managed Equity, Balanced Allocation and Ohio Municipal Money Market Funds between Registrant and National City Bank dated April 9, 1998 is incorporated herein by reference to
                           Exhibit 5(m) Post-Effective Amendment No. 43 filed on July l, 1998 ("PEA No. 42").

                  8. Assumption Agreement between National City Bank, National City Investment Management Company, Armada Funds, National Asset Management Corporation and SEI Fund Resources, dated August 5, 1998, is incorporated herein by reference to Exhibit h(8) to Post-Effective Amendment No. 46 to Registrant's Registration Statement filed on July 15, 1999 ("PEA No. 46").

                  9. Advisory Agreement for the Mid Cap Growth, Large Cap Ultra, U.S. Government Income, Michigan Municipal Bond and Treasury Plus Money Market Funds between Registrant and National City Investment Management Company dated June 9, 2000 is incorporated herein by reference to Exhibit d(8) to PEA No. 53.

                  10. Form of Advisory Agreement for the Strategic Income Bond Fund between Registrant and National City Investment Management Company is incorporated herein by reference to Exhibit d(9) to PEA No. 52.

                  11. Advisory Agreement for the Aggressive Allocation and Conservative Allocation Funds dated March 5, 2000 between Registrant and National City Investment Management Company is incorporated herein by reference to Exhibit (d)(11) to PEA No. 57.

                  12. Advisory Agreement dated June 28, 2002 for the Small/Mid Cap Value Fund between Registrant and National City Investment Management Company is incorporated herein by reference to Exhibit (d)(12) to Post-Effective Amendment No. 64 to Registrant's Registration Statement filed on July 30, 2002 ("PEA No. 64").

                  13. Form of Advisory Agreement for the Armada High Yield Bond Fund between Registrant and National City Investment Management Company is incorporated herein by reference to Exhibit (d)(13) to PEA No. 63.

                  14. Advisory Agreement for the Armada Short Duration Bond Fund, dated December 3, 2002 between Registrant and National City Investment Management Company is incorporated herein by reference to Exhibit (d)(14) to PEA No. 68.

                  15. Form of Advisory Agreement for the UA Series of Funds including UA Emerging Markets Fund, UA International Equity Fund, UA Large Cap Ultra Fund, UA Large Cap Value Fund, UA Real Estate Fund, UA Small Cap Growth Fund, UA Small/Mid Cap Value Fund, UA High Yield Bond Fund, UA Short Duration Bond Fund, UA U.S. Government Income Fund and UA Money Market Fund between Registrant and National City Investment Management Company is incorporated herein by reference to Exhibit (d)(15) to PEA No. 63.

                  16. Form of Advisory Agreement between the Registrant and National City Investment Management Company with respect to the Armada Small Cap Core Fund is incorporated by reference to PEA No. 70.

                  17. Sub-Advisory Agreement dated April 1, 2004 for the Armada Small Cap Core Fund between National City Investment Management Company and Allegiant Investment Counselors on behalf of the Armada Small Cap Core Fund is incorporated by reference to Exhibit
                           (6)(q) of Form N-14 filed on July 6, 2004.

                  18. Form of Advisory Agreement between the Registrant and National City Investment Management Company with respect to the Armada Multi-Factor Small Cap Core Fund, Armada Multi-Factor Small Cap Growth Fund and Armada Multi-Factor Small Cap Value Fund is incorporated by reference to Exhibit (d)(18) to Post-Effective Amendment No. 73 to Registrant's Registration Statement filed on May 11, 2005 ("PEA No. 73").

         (e)      1.       Underwriting Agreement between Registrant and
                           Professional Funds Distributor, LLC, dated May 1,
                           2003 is incorporated by reference to PEA No. 70.

                  2. Exhibit A dated March 31, 2004 to the Underwriting Agreement dated May 1, 2003 is incorporated herein by reference to Exhibit (e)(2) to Post-Effective Amendment No. 71 to Registrant's Registration Statement filed on July 30, 2004 ("PEA No. 71").

         (f)               None.

         (g)      1.       Custodian Services Agreement between Registrant
                           and National City Bank, dated November 7, 1994 is incorporated herein by reference to Exhibit g(1) to PEA No. 48.

                  2. Sub-Custodian Agreement between National City Bank and The Bank of California, National Association, dated November 7, 1994 is incorporated herein by reference to Exhibit g(2) to PEA No. 48.

                  3. Exhibit A dated December 4, 2002 to the Custodian Services Agreement dated November 7, 1994 is incorporated herein by reference to Exhibit (g)(3) to PEA No. 68.

                  4. Amended and Restated Foreign Custody Monitoring Agreement dated May 24, 2001 between Registrant and National City Bank is incorporated herein by reference to Exhibit (g)(4) to Post-Effective Amendment No. 58 to Registrant's Registration Statement filed on September 28, 2001 ("PEA No. 58").

                  5. Form of Exhibit A dated March 31, 2004 to the Custodian Services Agreement dated November 7, 1994 is incorporated herein by reference to Exhibit (g)(5) to PEA No. 71.

         (h)      1.       Co-Administration Agreement among Registrant, PFPC
                           Inc. and National City Bank, dated June 1, 2003 is incorporated herein by reference to Exhibit (h)(1) to PEA No. 70.

                  2. Exhibit A dated March 31, 2004 to Co-Administration Agreement dated June 1, 2003 is incorporated herein by reference to Exhibit (h)(2) to PEA No. 71.

                  3. Restated Co-Administration and Accounting Services Agreement among Registrant, PFPC Inc. and National City Bank, dated August 31, 2004 is incorporated herein by reference to Exhibit (h)(3) to PEA No. 73.

                  4. Transfer Agency and Service Agreement (the "Transfer Agency Agreement") between Registrant and State Street Bank and Trust Company, dated March 1, 1997, is incorporated herein by reference to Exhibit 9(d) to PEA No. 33.

                  5. Form of Addendum No. 1 to Amended and Restated Transfer Agency and Dividend Disbursement Agreement between Registrant and State Street Bank and Trust Company is incorporated herein by reference to
                           Exhibit 9(d) to PEA No. 41.

                  6. Letter amendment, dated March 26, 1999, to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company, dated March 1, 1997 is incorporated herein by reference to Exhibit No. h(7) to PEA No. 52.

                  7. Amendment dated June 16, 2000 to Transfer Agency and Service Agreement dated March 1, 1997 between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit h(5) to PEA No. 53.

                  8. Amendment dated February 12, 2001 to the Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated March 1, 1997 is incorporated herein by reference to Exhibit
                           (h)(7) to PEA No. 57.

                  9. Amendment dated March 1, 2001 to the Transfer Agency and Service Agreement with State Street Bank and Trust Company dated March 1, 1997 is incorporated herein by reference to Exhibit (h)(8) to PEA No. 57.

                  10. Schedule A dated December 4, 2002 to the Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company, dated March 1, 1997 is incorporated by reference to Exhibit (h)(12) to PEA No. 68.

                  11. Shareholder Services Plan adopted by the Board of Trustees on February 15, 1997, as revised on November 27, 2001 is incorporated herein by reference to Exhibit (h)(9) to PEA No. 61.

                  12. Shareholder Services Plan for Class 2 Shares approved by the Board of Trustees on May 16, 2002 is incorporated herein by reference to Exhibit (h)(11) to PEA No. 63.

                  13. Form of Servicing Agreement is incorporated herein by reference to Exhibit (h)(10) to PEA No. 61.

                  14. Form of Servicing Agreement for Class 2 Shares is incorporated herein by reference to Exhibit (h)(13) to PEA No. 63.

                  15. Assumption Agreement between National City Bank, National City Investment Management Company, Armada Funds, National Asset Management Corporation and SEI Fund Resources, dated August 5, 1998 is incorporated herein by reference to Exhibit h(8) to PEA No. 46.

                  16. Amendment to the Administrative Services Agreement with Registrant and Boston Financial Data Services, Inc. dated January 1, 2004 is incorporated by reference to Exhibit (13)(o) of Form N-14 filed on July 6, 2004.

                  17. Form of Exhibit A dated October 1, 2003 to the Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated March 1, 1997 is incorporated herein by reference to Exhibit (h)(16) to PEA No. 71.

                  18. Form of Exhibit A dated March 31, 2004 to the Transfer Agency Agreement with State Street Bank and Trust Company dated March 1, 1997 is incorporated herein by reference to Exhibit (h)(17) to PEA No. 71.

         (i)      1.       Opinion of Drinker Biddle & Reath LLP as counsel
                           to Registrant dated April 29, 2002 is incorporated herein by reference to Exhibit (i) to PEA No. 62.

                  2. Opinion of Drinker Biddle & Reath LLP as counsel to Registrant dated June 18, 2002 is incorporated herein by reference to Exhibit (i)(2) to PEA No. 63.

                  3. Opinion of Drinker Biddle & Reath LLP as counsel to Registrant, dated May 1, 2003 is incorporated herein by reference to Exhibit (i)(3) to PEA No. 68.

                  4. Opinion of Drinker Biddle & Reath LLP as counsel to Registrant, dated September 26, 2003 is incorporated by reference to Exhibit (i)(4) to PEA No. 70.


                  5. Opinion of Drinker Biddle & Reath LLP as counsel to Registrant, dated July 25, 2005, is incorporated by reference to Exhibit (i)(5) to PEA No. 74.

         (j) Consent of Drinker Biddle & Reath LLP is filed herewith.

         (k)               None.


         (l)      1.       Purchase Agreement between Registrant and McDonald
                           & Company Securities, Inc. dated January 28, 1986 is incorporated herein by reference to Exhibit l(1) to PEA No. 48.

                  2. Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Tax Exempt Money Market Portfolio dated July 19, 1988 is incorporated herein by reference to Exhibit l(2) to PEA No. 48.

                  3. Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Tax Exempt Money Market Portfolio (Trust), dated October 17, 1989 is incorporated herein by reference to Exhibit l(3) to PEA No. 48.

                  4. Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Equity Growth Portfolio and Bond Portfolio, dated December 20, 1989 is incorporated herein by reference to Exhibit l(4) to PEA No. 48.

                  5. Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Ohio Tax Exempt Bond Portfolio, dated January 5, 1990 is incorporated herein by reference to Exhibit l(5) to PEA No. 48.

                  6. Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Limited Maturity Bond Fund (formerly known as the Enhanced Income Fund), dated July 5, 1994 is incorporated herein by reference to Exhibit 1(6) to PEA No. 48.

                  7. Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Equity Income Portfolio, dated June 30, 1994 is incorporated herein by reference to Exhibit l(7) to PEA No. 48.

                  8. Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Small Cap Value Fund (formerly known as the Mid Cap Regional Equity Portfolio), dated July 25, 1994 is incorporated herein by reference to Exhibit l(8) to PEA No. 48.

                  9. Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Total Return Advantage Fund, dated July 5, 1994 is incorporated herein by reference to Exhibit l(9) to PEA No. 48.

                  10. Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the National Tax Exempt Bond Fund is incorporated herein by reference to Exhibit l(10) to PEA No. 48.

                  11. Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the Pennsylvania Tax Exempt Money Market Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(j) to PEA No. 33.

                  12. Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the Intermediate Government Money Market Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(k) to PEA No. 33.

                  13. Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the GNMA Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(l) to PEA No. 33.

                  14. Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the Pennsylvania Municipal Bond Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(m) to PEA No. 33.

                  15. Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Core Equity Fund is incorporated herein by reference to
                           Exhibit 13(n) to PEA No. 36.

                  16. Purchase Agreement dated August 1, 1997 between Registrant and SEI Investments Distribution Co. with respect to the International Equity Fund (Class U - Special Series 1) is incorporated herein by reference to Exhibit l(16) to PEA No. 52.

                  17. Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Equity Index Fund is incorporated herein by reference to Exhibit 1(17) to PEA No. 53.

                  18. Form of Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Real Return Advantage Fund is incorporated herein by reference to Exhibit 13(r) to PEA No. 33.

                  19. Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Small Cap Growth Fund is incorporated herein by reference to Exhibit 13(r) to PEA No. 36.

                  20. Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to Special Series 2 shares for each Fund is incorporated herein by reference to Exhibit 1(20) to PEA No. 53.

                  21. Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Balanced Allocation Fund is incorporated herein by reference to Exhibit l(21) to PEA No. 53.

                  22. Purchase Agreement dated September 14, 1998 between Registrant and SEI Investments Distribution Co. with respect to the Ohio Municipal Money Market Fund (Class BB and Class BB - Special Series 1) is incorporated herein by reference to Exhibit l(22) to PEA No. 52.

                  23. Purchase Agreement dated April 9, 1998 between Registrant and SEI Investments Distribution Co. with respect to the Tax Managed Equity Fund (Class Z, Class Z - Special Series 1 and Class Z - Special Series 2) and the National Tax-Exempt Fund (Class L, Class L - Special Series 1 and Class L - Special Series 2) is incorporated herein by reference to Exhibit l(23) to PEA No. 52.

                  24. Purchase Agreement dated August 1, 1997 between Registrant and SEI Investments Distribution Co. with respect to the International Equity Fund (Class U) is incorporated herein by reference to Exhibit l(24) to PEA No. 52.

                  25. Purchase Agreement dated January 2, 1998 between Registrant and SEI Investments Distribution Co. with respect to Special Series 2 shares of the Money Market, Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity, Core Equity, Intermediate Bond and Bond Funds is incorporated herein by reference to Exhibit l(25) to PEA No. 52.

                  26. Purchase Agreement dated January 11, 2000 between Registrant and SEI Investments Distribution Co. with respect to Special Series 2 shares of the Equity Index, Total Return Advantage, Enhanced Income and GNMA Funds and Special Series 3 Shares of the Money Market, Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity, Core Equity, Tax Managed Equity, Equity Index, Enhanced Income, Total Return Advantage, GNMA, Intermediate Bond, Bond, National Tax-Exempt Bond, Ohio Tax-Exempt Bond and Pennsylvania Municipal Bond Funds is incorporated herein by reference to Exhibit 1(26) to PEA No. 53.

                  27. Form of Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Strategic Income Bond Fund (Class MM, Class MM - Special Series 1, Class MM - Special Series 2 and Class MM - Special Series 3) is incorporated herein by reference to Exhibit l(26) to PEA No. 52.

                  28. Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Aggressive Allocation and Conservative Allocation Funds is incorporated herein by reference to Exhibit
                           (l)(28) to PEA No. 61.

                  29. Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Small/Mid Cap Value Fund is incorporated herein by reference to Exhibit (l)(29) to PEA No. 64.

                  30. Form of Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Armada High Yield Bond Fund is incorporated herein by reference to Exhibit (l)(30) to PEA No. 63.

                  31. Form of Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Armada Short Duration Bond Fund is incorporated herein by reference to Exhibit (l)(31) to PEA No. 63.

                  32. Form of Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the UA Series of Funds is incorporated herein by reference to Exhibit (l)(32) to PEA No. 63.

                  33. Form of Purchase Agreement between Registrant and Professional Funds Distributor, LLC, with respect to the Armada Small Cap Core Fund is incorporated herein by reference to Exhibit (l)(33) to PEA No. 70.

                  34. Form of Purchase Agreement between Registrant and Professional Funds Distributor, LLC, with respect to the Armada Multi-Factor Small Cap Core Fund, Armada Multi-Factor Small Cap Growth Fund and Armada Multi-Factor Small Cap Value Fund is incorporated herein by reference to Exhibit (l)(34) to PEA No. 73.

         (m)      1.       Service and Distribution Plan for the A (formerly,
                           Retail) and I (formerly, Institutional) Share Classes is incorporated herein by reference to Exhibit 15(a) to PEA No. 38.

                  2. B Shares Distribution Plan is incorporated herein by reference to Exhibit m(2) to PEA No. 58.

                  3. C Shares Distribution Plan is incorporated herein by reference to Exhibit m(3) to PEA No. 58.

                  4. H Shares Distribution Plan is incorporated herein by reference to Exhibit m(4) to PEA No. 59.

                  5. Class 1 Shares Distribution Plan is incorporated herein by reference to Exhibit (m)(5) to Post-Effective Amendment No. 66 to Registrant's Registration Statement filed on September 30, 2002 ("PEA No. 66").

                  6. Class 2 Shares Distribution Plan is incorporated herein by reference to Exhibit (m)(6) to PEA No. 66.

                  7. R Shares Distribution Plan is incorporated herein by reference to Exhibit n(7) to PEA No 68.

         (n)      1.       Amended and Restated Plan Pursuant to Rule 18f-3
                           for Operation of a Multi-Class System as revised
                           August 24, 2004 is incorporated by reference to Exhibit (n)(3) to Post-Effective Amendment No. 72 to
                           Registrant's Registration Statement filed on
                           September 28, 2004 ("PEA No. 72").

                  2. Revised Schedule A to 18f-3 Plan is incorporated herein by reference to Exhibit (n)(2) to PEA No. 73.

         (p) Inside Information Statement and Code of Ethics Relating to Personal Securities Transactions of National City Investment Management Company, Armada Funds, and Armada Advantage Funds dated April 2004 is incorporated by reference to Exhibit (17)(n) of Form N-14 filed on July 6, 2004.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


                  Registrant is controlled by its Board of Trustees.

ITEM 25. INDEMNIFICATION.

                  Indemnification of Registrant's principal underwriter, custodian and transfer agent against certain losses is provided for, respectively, in Section 10 of the Underwriting Agreement with Professional Funds Distributor, LLC incorporated by reference as Exhibit (e)(1) hereto, and Sections 12 and 6, respectively, of the Custodian Services and Transfer Agency and Service Agreements, incorporated by reference as Exhibits (g)(1) and (h)(4) hereto. In Section 10 of the Underwriting Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense, arising by reason of any person acquiring any Shares, based upon the ground that the registration statement, prospectus, Shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements made not misleading. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statements or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor.

                  In addition, Section 9.3 of Registrant's Declaration of Trust dated January 28, 1986, incorporated by reference as Exhibit (a)(1) hereto, provides as follows:

                  9.3 INDEMNIFICATION OF TRUSTEES, REPRESENTATIVES AND EMPLOYEES. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee EXCEPT with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, PROVIDED that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, PROVIDED that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, PROVIDED that the indemnified person shall have provided a secured written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

                  The Trustees shall indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

                  Section 12 of Registrant's Custodian Services Agreement provides as follows:

                  12. INDEMNIFICATION. The Trust, on behalf of each of the Funds, agrees to indemnify and hold harmless the Custodian and its nominees from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, liabilities arising under the 1933 Act, the 1934 Act, the 1940 Act, the CEA, and any state and foreign securities and blue sky laws, and amendments thereto), and expenses, including (without limitation) reasonable attorneys' fees and disbursements, arising directly or indirectly from any action which the Custodian takes or does not take (i) at the request or on the direction of or in reliance on the advice of the Fund or (ii) upon Oral or Written Instructions. Neither the Custodian, nor any of its nominees, shall be indemnified against any liability to the Trust or to its shareholders (or any expenses incident to such liability) arising out of the Custodian's or its nominees' own willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under this Agreement.

                  In the event of any advance of cash for any purpose made by the Custodian resulting from Oral or Written Instructions of the Trust, or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in respect of the Trust or any Fund in connection with the performance of this Agreement, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any Property at any time held for the account of the relevant Fund or the Trust shall be security therefor.

                  Section 6 of Registrant's Transfer Agency Agreement provides as follows:

                  6.       INDEMNIFICATION

                  6.1 The Bank shall not be responsible for, and the Fund shall on behalf of the applicable Portfolio indemnify and hold the Bank harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to:

                           (a) All actions of the Bank or its agents or subcontractors required to be taken pursuant to this Agreement, provided that such actions are taken in good faith and without negligence or willful misconduct.

                           (b) The Fund's lack of good faith, negligence or willful misconduct which arise out of the breach of any representation or warranty of the Fund hereunder.

                           (c) The reliance on or use by the Bank or its agents or subcontractors of information, records, documents or services which (i) are received by the Bank or its agents or subcontractors, and (ii) have been prepared, maintained or performed by the Fund or any other person or firm on behalf of the Fund including but not limited to any previous transfer agent or registrar.

                           (d) The reliance on, or the carrying out by the Bank or its agents or subcontractors of any instructions or requests of the Fund on behalf of the applicable Portfolio.

                           (e) The offer or sale of Shares in violation of any requirement under the federal securities laws or regulations or the securities laws or regulations of any state that such Shares be registered in such state or in violation of any stop order or other determination or ruling by any federal agency or any state with respect to the offer or sale of such Shares in such state.

                           (f) The negotiations and processing of checks made payable to prospective or existing Shareholders tendered to the Bank for the purchase of Shares, such checks are commonly known as "third party checks."

                  6.2 At any time the Bank may apply to any officer of the Fund for instructions, and may consult with legal counsel with respect to any matter arising in connection with the services to be performed by the Bank under this Agreement, and the Bank and its agents or subcontractors shall not be liable and shall be indemnified by the Fund on behalf of the applicable Portfolio for any action taken or omitted by it in reliance upon such instructions or upon the opinion of such counsel (provided such counsel is reasonably satisfactory to the Fund). The Bank, its agents and subcontractors shall be protected and indemnified in acting upon any paper or document, reasonably believed to be genuine and to have been signed by the proper person or persons, or upon any instruction, information, data, records or documents provided the Bank or its agents or subcontractors by machine readable input, telex, CRT data entry or other similar means authorized by the Fund, and shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from the Fund. The Bank, its agents and subcontractors shall also be protected and indemnified in recognizing stock certificates which are reasonably believed to bear the proper manual or facsimile signatures of the officers of the Fund, and the proper countersignature of any former transfer agent or former registrar, or of a co-transfer agent or co-registrar.

                  6.3 In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes, equipment or transmission failure or damage reasonably beyond its control, or other causes reasonably beyond its control, such party shall not be liable for damages to the other for any damages resulting from such failure to perform or otherwise from such causes.

                  6.4 In order that the indemnification provisions contained in this Section 6 shall apply, upon the assertion of a claim for which the Fund may be required to indemnify the Bank, the Bank shall promptly notify the Fund of such assertion, and shall keep the Fund advised with respect to all developments concerning such claim. The Fund shall have the option to participate with the Bank in the defense of such claim or to defend against said claim in its own name or in the name of the Bank. The Bank shall in no case confess any claim or make any compromise in any case in which the Fund may be required to indemnify the Bank except with the Fund's prior written consent.

                  Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release No. 11330 under the Investment Company Act of 1940 in connection with any indemnification.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

                  (a) Investment Adviser: Allegiant Asset Management Company, previously known as National City Investment Management Company ("AAM").

                  AAM performs investment advisory services for Registrant and certain other investment advisory customers. AAM is an indirect wholly owned subsidiary of National City Corporation (the "Corporation"). In 1998, the Corporation consolidated its mutual fund investment management operations under AAM, a registered investment adviser. As of August 5, 1998, AAM assumed National City Bank's rights, responsibilities, liabilities and obligations under its Advisory Agreements with the Registrant relating to each of the Funds, its Sub-Advisory Agreement with National Asset Management Corporation relating to the Core Equity Fund and the Total Return Advantage Fund, and its Sub-Administration Agreement with SEI Fund Resources relating to each of the Funds, which Sub-Administration Agreement is no longer in effect. As of August 1, 1998, Wellington Management Company LLP ceased serving as the sub-adviser to the Small Cap Growth Fund under a sub-advisory agreement with National City Bank and the Small Cap Growth Team of AAM began making the investment decisions for the Fund. As of April 18, 2001, National Asset Management Corporation ceased serving as the sub-adviser to the Core Equity and Total Return Advantage Funds and the Equity Team and Taxable Fixed Income Team of AAM began making the investment decisions of the Core Equity Fund and Total Return Advantage Fund, respectively.

                  To the knowledge of Registrant, none of the directors or officers of AAM, except those set forth below, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for, the Corporation, which owns all the outstanding stock of National City Bank of Michigan/Illinois (formerly, First of America Bank, N.A.), which in turn owns all the outstanding stock of AAM, or other subsidiaries of the Corporation. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of AAM who are engaged in any other business, profession, vocation or employment of a substantial nature.

                       ALLEGIANT ASSET MANAGEMENT COMPANY


                         POSITION WITH ALLEGIANT
                         ASSET MANAGEMENT        OTHER BUSINESS         TYPE OF
NAME                     COMPANY                 CONNECTIONS            BUSINESS
----                     -------                 ---------------        --------
Ted Parker               Chairman                National City Bank     Bank affiliate
Kathleen T. Barr         Managing Director       National City Bank     Bank affiliate
Joseph C. Penko          Managing Director       National City Bank     Bank affiliate
Timothy F. McDonough     Managing Director       National City Bank     Bank affiliate

ITEM 27.          PRINCIPAL UNDERWRITER

         (a) Professional Funds Distributor, LLC (the "Distributor") acts as principal underwriter for the following investment companies as of June 30, 2005:

                           Allegiant Funds
                           Allegiant Advantage Fund
                           WT Investment Trust

         Professional Funds Distributor, LLC is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Professional Funds Distributor, LLC is located at 760 Moore Road, King of Prussia, Pennsylvania 19406.

         (b) The following is a list of the executive officers, directors, and partners of Professional Funds Distributor, LLC:

         Philip H. Rinnander                -        President & Owner
         Barbara A. Rice                    -        Vice President
         Thomas L. Schwegel                 -        Vice President
         Jennifer DiValerio                 -        Vice President

         (c)      Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

         (a) Allegiant Asset Management ("AAM"), 200 Public Square, 5th Floor, Cleveland, Ohio, 44114 and National City Bank, Trust Operations, 4100 West 150th Street, Cleveland, Ohio 44135 (records relating to their functions as investment adviser, custodian and co-administrator); and National City Bank, Columbus Plaza, 155 E. Broad Street, Columbus, Ohio 43251 (records relating to AAM's former function as investment adviser to the predecessor Parkstone Group of Funds).

         (b) Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996 (Registrant's Declaration of Trust, Code of Regulations and Minute Books).

         (c) State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 (records relating to its function as transfer agent).

         (d) PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 (records relating to its function as co-administrator).

         (e) Professional Funds Distributor, LLC, 760 Moore Road, King of Prussia, Pennsylvania 19406 (records relating to its function as distributor).

         (f) Allegiant Investment Counselors, Inc., 100 South Brentwood, Suite 100, St. Louis, Missouri 63105 (records relating to its function as subadviser to the Armada Small Cap Core Fund).

ITEM 29. MANAGEMENT SERVICES.

                  Inapplicable.

ITEM 30. UNDERTAKINGS.

                  None.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 75 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 29th day of July, 2005.

                                           ALLEGIANT FUNDS
                                           Registrant

                                           /s/ HERBERT R. MARTENS, JR.
                                           ---------------------------
                                           Herbert R. Martens, Jr.
                                           President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 75 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                           TITLE                                DATE
---------                           -----                                ----
/s/ DENNIS J. WESTLEY               Treasurer                   July 29, 2005
----------------------
 Dennis J. Westley

*JOHN G. BREEN                      Trustee                     July 29, 2005
------------------
John G. Breen

*JOHN F. DURKOTT                    Trustee                     July 29, 2005
----------------------
 John F. Durkott

*ROBERT J. FARLING                  Trustee                     July 29, 2005
----------------------
 Robert J. Farling

*RICHARD W. FURST                   Trustee                     July 29, 2005
----------------------
 Richard W. Furst

*GERALD GHERLEIN                    Trustee                     July 29, 2005
----------------------
Gerald Gherlein

*DALE C. LAPORTE                    Trustee                     July 29, 2005
----------------------
Dale C. LaPorte

/s/ HERBERT MARTENS                 President and Trustee       July 29, 2005
----------------------
Herbert Martens

*ROBERT D. NEARY                    Trustee and Chairman        July 29, 2005
----------------------              of the Board
 Robert D. Neary

*KATHLEEN A. OBERT                  Trustee                     July 29, 2005
-----------------------
Kathleen A. Obert

*J. WILLIAM PULLEN                  Trustee                     July 29, 2005
----------------------
 J. William Pullen

*By:   /s/ HERBERT R. MARTENS, JR.
       ---------------------------
       Herbert R. Martens, Jr.
       Attorney-in-Fact

                                 ALLEGIANT FUNDS

                            CERTIFICATE OF SECRETARY


         The following resolution was duly adopted by the Board of Trustees of Allegiant Funds on May 17, 2005 and remains in effect on the date hereof:


                  FURTHER RESOLVED, that the trustees and officers of the Trusts required to execute any amendments to each of Allegiant's and Allegiant Advantage's Registration Statement be, and hereby are, authorized to execute a power of attorney appointing Herbert R. Martens, Jr. and Audrey C. Talley, and either of them, their true and lawful attorney or attorneys, to execute in their name, place and stead, any and all amendments to said Registration Statements, and all instruments necessary or incidental in connection therewith, and to file the same with the SEC; and either of said attorneys shall have the power to act thereunder with or without the other of said attorneys and shall have full power of substitution and re-substitution; and to do in the name and on behalf of said officers, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as each or any of said officers might or could do in person.


                                       ALLEGIANT FUNDS


                                       By:      /s/ AUDREY C. TALLEY
                                                --------------------
                                                Audrey C. Talley
                                                Secretary



Dated:   July 29, 2005

                                 ALLEGIANT FUNDS
                           (Formerly, "Armada Funds")

                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Robert
D. Neary, hereby constitutes and appoints Herbert R. Martens, Jr. and Audrey C. Talley, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Allegiant Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  May 17, 2005


/s/ ROBERT D. NEARY
-------------------
Robert D. Neary

                                 ALLEGIANT FUNDS
                           (Formerly, "Armada Funds")


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, John F. Durkott, hereby constitutes and appoints Herbert R. Martens, Jr. and Audrey C. Talley, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Allegiant Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  May 17, 2005



/s/ JOHN F. DURKOTT
-------------------
John F. Durkott

                                 ALLEGIANT FUNDS
                           (Formerly, "Armada Funds")


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Richard
W. Furst, hereby constitutes and appoints Herbert R. Martens, Jr. and Audrey C. Talley, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Allegiant Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  May 17, 2005



/s/ RICHARD W. FURST
--------------------
Richard W. Furst

                                 ALLEGIANT FUNDS
                           (Formerly, "Armada Funds")


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Robert
J. Farling, hereby constitutes and appoints Herbert R. Martens, Jr. and Audrey
C. Talley, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Allegiant Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  May 17, 2005



/s/ ROBERT J. FARLING
---------------------
Robert J. Farling

                                 ALLEGIANT FUNDS
                           (Formerly, "Armada Funds")


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, J. William Pullen, hereby constitutes and appoints Herbert R. Martens, Jr. and Audrey C. Talley, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Allegiant Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  May 17, 2005



/s/ J. WILLIAM PULLEN
---------------------
J. William Pullen

                                 ALLEGIANT FUNDS
                           (Formerly, "Armada Funds")


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Gerald
L. Gherlein, hereby constitutes and appoints Herbert R. Martens, Jr. and Audrey
C. Talley, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Allegiant Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  May 17, 2005




/s/ GERALD L. GHERLEIN
----------------------
Gerald L. Gherlein

                                 ALLEGIANT FUNDS
                           (Formerly, "Armada Funds")


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, John G. Breen, hereby constitutes and appoints Herbert R. Martens, Jr. and Audrey C. Talley, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Allegiant Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  May 17, 2005




/s/ JOHN G. BREEN
-----------------
John G. Breen

                                 ALLEGIANT FUNDS
                           (Formerly, "Armada Funds")


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Kathleen
A. Obert, hereby constitutes and appoints Herbert R. Martens, Jr. and Audrey C. Talley, her true and lawful attorneys, to execute in her name, place, and stead, in her capacity as Trustee or officer, or both, of Allegiant Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  May 17, 2005




/s/ KATHLEEN A. OBERT
---------------------
Kathleen A. Obert

                                 ALLEGIANT FUNDS
                           (Formerly, "Armada Funds")


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Dale C. LaPorte, hereby constitutes and appoints Herbert R. Martens, Jr. and Audrey C. Talley, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Allegiant Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  May 17, 2005





/s/ DALE C. LAPORTE
-------------------
Dale C. LaPorte

                                  EXHIBIT INDEX


EXHIBIT NO.                         DESCRIPTION



(a)(4)      Amendment No. 3 to the Declaration of Trust.

(j)         Consent of Drinker Biddle & Reath LLP.